UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Variable Insurance Trust

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Variable Insurance Trust All Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Institutional Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Class M

•	PIMCO Variable Insurance Trust CommodityRealReturn® Strategy Portfolio Administrative Class

•	PIMCO Variable Insurance Trust CommodityRealReturn® Strategy Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (Unhedged) Advisor Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Advisor Class

•	PIMCO Variable Insurance Trust Global Multi-Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Global Multi-Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Administrative Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Institutional Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Advisor Class

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

PIMCO Funds Allocation‡

Real Return Asset Fund	24.3%
Investment Grade Corporate Bond Fund	11.9%
Fundamental Advantage Total Return Strategy Fund	9.3%
Long-Term Credit Fund	6.1%
Real Return Fund	5.9%
Other	42.5%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (04/30/03)
PIMCO All Asset Portfolio Administrative Class	21.57%	4.26%	6.50%
Barclays Capital U.S. TIPS: 1-10 Year Index±	12.02%	4.74%	5.21%
Consumer Price Index + 500 Basis Points±±	7.94%	7.79%	7.67%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying PIMCO Funds, as supplemented to date, is 1.335% for Administrative Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,112.86	$1,022.13
Expenses Paid During Period†	$3.25	$3.11

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.611%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the Underlying PIMCO Funds are indirectly borne by the shareholders of the Portfolio. The Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio of 0.611% for the Administrative Class reflects net annualized expenses after application of an expense recoupment of 0.036%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds®). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Exposure to investment-grade securities, through an allocation to the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Underlying PIMCO Fund outperformed the Barclays Capital U.S. TIPS 1-10 Year Index (“the Portfolio’s benchmark”) during the reporting period.

»	Exposure to commodities, through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as the Underlying PIMCO Fund outperformed the Portfolio’s benchmark.

»

Exposure to emerging market currencies and locally issued emerging market bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, benefited performance as both Underlying PIMCO Funds outperformed the Portfolio’s benchmark.

»	An allocation to convertible securities, through the PIMCO Convertible Fund, benefited performance as the Underlying PIMCO Fund outperformed the Portfolio’s benchmark during the reporting period.

»	Exposure to the PIMCO Long Duration Total Return Fund detracted from performance as the Underlying PIMCO Fund underperformed the Portfolio’s benchmark.

»	Exposure to the PIMCO Long-Term U.S. Government Fund detracted from performance as the Underlying PIMCO Fund underperformed the Portfolio’s benchmark.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006		12/31/2005

Administrative Class
Net asset value beginning of year	$9.20	$11.72	$11.67	$11.81		$11.62
Net investment income (a)	0.86	0.54	0.86	0.63		0.83
Net realized/unrealized gain (loss) on investments	1.10	(2.36)	0.09	(0.10)		(0.11)
Total income (loss) from investment operations	1.96	(1.82)	0.95	0.53		0.72
Dividends from net investment income	(0.71)	(0.60)	(0.90)	(0.64)		(0.49)
Distributions from net realized capital gains	0.00	(0.03)	0.00	(0.03)		(0.04)
Tax basis return of capital	0.00	(0.07)	0.00	0.00		0.00
Total distributions	(0.71)	(0.70)	(0.90)	(0.67)		(0.53)
Net asset value end of year	$10.45	$9.20	$11.72	$11.67		$11.81
Total return	21.57%	(15.84)%	8.33%	4.66%		6.23%
Net assets end of year (000s)	$246,585	$168,540	$255,691	$251,076		$251,482
Ratio of expenses to average net assets	0.585%	0.555%	0.555%	0.585	%(b)	0.59%
Ratio of expenses to average net assets excluding waivers	0.585%	0.575%	0.575%	0.585	%(b)	0.60%
Ratio of expenses to average net assets excluding interest expense	0.585%	0.555%	0.555%	0.585	%(b)	0.59%
Ratio of expenses to average net assets excluding interest expense and waivers	0.585%	0.575%	0.575%	0.585	%(b)	0.60%
Ratio of net investment income to average net assets	8.63%	4.92%	7.06%	5.39%		6.98%
Portfolio turnover rate	126%	91%	101%	66%		75%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments in Affiliates, at value	$1,848,261
Repurchase agreements, at value	1,214
Cash	699
Receivable for investments in Affiliates sold	2,140
Receivable for Portfolio shares sold	514
Dividends receivable from Affiliates	4,477
1,857,305

Liabilities:
Payable for investments in Affiliates purchased	$9,116
Payable for Portfolio shares redeemed	946
Accrued related party fees	1,106
Recoupment payable to Manager	52
11,220

Net Assets	$1,846,085

Net Assets Consist of:
Paid in capital	$2,030,435
Undistributed net investment income	15,339
Accumulated undistributed net realized (loss)	(288,355)
Net unrealized appreciation	88,666
$1,846,085

Net Assets:
Institutional Class	$2,097
Administrative Class	246,585
Advisor Class	1,541,808
Class M	55,595

Shares Issued and Outstanding:
Institutional Class	200
Administrative Class	23,595
Advisor Class	146,837
Class M	5,291

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.50
Administrative Class	10.45
Advisor Class	10.50
Class M	10.51

Cost of Investments in Affiliates Owned	$1,759,595
Cost of Repurchase Agreements Owned	$1,214

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Dividends from Affiliate investments	$141,751
Total Income	141,751

Expenses:
Investment advisory fees	2,898
Supervisory and administrative fees	4,140
Servicing fees – Administrative Class	298
Distribution and/or servicing fees – Advisor Class	3,532
Distribution and/or servicing fees – Class M	195
Interest expense	13
Recoupment to Manager	132
Total Expenses	11,208

Net Investment Income	130,543

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on Affiliate investments	(177,764)
Net capital gain distributions received from Underlying Funds	9,415
Net change in unrealized appreciation on Affiliate investments	361,937
Net Gain	193,588

Net Increase in Net Assets Resulting from Operations	$324,131

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$130,543	$90,601
Net realized (loss) on Affiliate investments	(177,764)	(132,432)
Net capital gain distributions received from Underlying Funds	9,415	19,987
Net change in unrealized appreciation (depreciation) on Affiliate investments	361,937	(274,042)
Net increase (decrease) resulting from operations	324,131	(295,886)

Distributions to Shareholders:
From net investment income
Institutional Class	(108)	(35)
Administrative Class	(15,219)	(11,494)
Advisor Class	(96,716)	(76,721)
Class M	(3,162)	(2,392)
From net realized capital gains
Institutional Class	0	(2)
Administrative Class	0	(553)
Advisor Class	0	(4,469)
Class M	0	(144)
Tax basis return of capital
Institutional Class	0	(3)
Administrative Class	0	(1,485)
Advisor Class	0	(8,271)
Class M	0	(306)

Total Distributions	(115,205)	(105,875)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,793	706
Administrative Class	86,251	104,348
Advisor Class	365,953	618,789
Class M	23,125	33,776
Issued as reinvestment of distributions
Institutional Class	108	40
Administrative Class	15,219	13,532
Advisor Class	96,716	89,461
Class M	3,162	2,842
Cost of shares redeemed
Institutional Class	(558)	(339)
Administrative Class	(48,004)	(149,388)
Advisor Class	(461,910)	(137,555)
Class M	(16,645)	(25,189)
Net increase resulting from Portfolio share transactions	65,210	551,023

Total Increase in Net Assets	274,136	149,262

Net Assets:
Beginning of year	1,571,949	1,422,687
End of year*	$1,846,085	$1,571,949

*Including undistributed net investment income of:	$15,339	$0

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2009

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 100.1%
CommodityRealReturn Strategy Fund®	10,281,952	$85,135
Convertible Fund	2,564,662	32,494
Developing Local Markets Fund	5,557,695	55,688
Diversified Income Fund	3,939,879	41,802
Emerging Local Bond Fund	4,040,764	40,165
Emerging Markets Bond Fund	2,678,130	27,638
EM Fundamental IndexPLUS™ TR Strategy Fund	4,068,273	43,246
Floating Income Fund	1,981,873	17,480
Foreign Bond Fund (Unhedged)	5,500	55
Fundamental Advantage Total Return Strategy Fund	38,208,353	171,938
Fundamental IndexPLUS™ Fund	533,939	3,508
Fundamental IndexPLUS™ TR Fund	2,339,280	13,287
Global Advantage Strategy Bond Fund	3,766,758	41,660
High Yield Fund	1,456,290	12,815
Income Fund	3,366,799	33,129
International StocksPLUS® TR Strategy Fund (Unhedged)	614,672	3,799
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,834,227	16,251
Investment Grade Corporate Bond Fund	20,171,050	220,470
Long Duration Total Return Fund	5,796,678	61,561
Long-Term Credit Fund	9,782,631	112,500
Long-Term U.S. Government Fund	6,148,061	65,600
Low Duration Fund	4,789,393	49,283
Real Return Asset Fund	40,936,722	449,485
Real Return Fund	10,113,620	109,126
RealEstateRealReturn Strategy Fund	1,320,721	6,062
Short-Term Fund	7,331,366	71,994
Small Cap StocksPLUS® TR Fund	1,877,153	11,901
StocksPLUS® Total Return Fund	741,807	4,896
Total Return Fund	4,193,748	45,293

Total PIMCO Funds (Cost $1,759,595)		1,848,261

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.005% due 01/04/2010	$1,214	1,214

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $1,240. Repurchase proceeds are $1,214.)

Total Short-Term Instruments (Cost $1,214)		1,214

Total Investments 100.2% (Cost $1,760,809)		$1,849,475

Other Assets and Liabilities (Net) (0.2%)		(3,390)

Net Assets 100.0%		$1,846,085

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
PIMCO Funds	$1,848,261	$0	$0	$1,848,261
Short-Term Instruments	0	1,214	0	1,214

Investments, at value	$1,848,261	$1,214	$0	$1,849,475

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	December 31, 2009	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn® Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange

(“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying PIMCO Funds.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a

10	PIMCO Variable Insurance Trust

December 31, 2009

fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

3.  PRINCIPAL RISKS

The Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO

Annual Report	December 31, 2009	11

Notes to Financial Statements (Cont.)

Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently falls, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Underlying PIMCO Funds to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying PIMCO Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual

12	PIMCO Variable Insurance Trust

December 31, 2009

retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2010, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. For the period ended December 31, 2009, PIMCO recouped $132,456. As of December 31, 2009, the remaining recoverable amount to PIMCO was $52,496.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 4 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2009 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$43,301	$197,123	$182,752	$18,636	$85,135	$6,292	$(16,815)
Convertible Fund	123,536	24,378	128,263	10,664	32,494	621	(15,289)
Developing Local Markets Fund	125,684	58,993	135,227	1,791	55,688	1,677	(25,221)
Diversified Income Fund	40,372	9,339	15,697	1,042	41,802	2,368	(3,813)
Emerging Local Bond Fund	154,229	20,257	148,292	5,036	40,165	5,183	(17,552)
Emerging Markets Bond Fund	111,756	7,496	101,112	3,449	27,638	4,057	(15,916)
EM Fundamental IndexPLUS™ TR Strategy Fund	1,125	41,033	0	1,137	43,246	21,033	0
Floating Income Fund	55,995	47,522	97,723	3,746	17,480	2,854	(5,396)
Foreign Bond Fund (Unhedged)	45	2	0	1	55	2	0
Fundamental Advantage Total Return Strategy Fund	17,998	173,360	0	(25,022)	171,938	21,984	0
Fundamental IndexPLUS™ Fund	13,494	2,753	12,943	(1,011)	3,508	656	(10,977)
Fundamental IndexPLUS™ TR Fund	43,478	57,113	88,934	1,696	13,287	4,867	(14,279)
Global Advantage Strategy Bond Fund	0	41,349	0	311	41,660	1,112	0
Global Bond Fund (Unhedged)	7	0	7	0	0	0	(2)
High Yield Fund	69,430	80,667	156,698	3,445	12,815	5,350	5,235
Income Fund	34,734	9,804	14,685	887	33,129	2,157	(1,753)
International StocksPLUS® TR Strategy Fund (Unhedged)	2,208	1,899	800	(660)	3,799	912	(574)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	31,963	2,691	22,905	(3,886)	16,251	2,264	(6,750)
Investment Grade Corporate Bond Fund	162,684	199,194	169,305	25,913	220,470	18,010	2,424
Long Duration Total Return Fund	12,314	92,293	44,117	2,647	61,561	4,019	(819)
Long-Term Credit Fund	0	107,690	0	4,810	112,500	3,998	0
Long-Term U.S. Government Fund	0	79,162	10,397	(3,167)	65,600	3,338	1
Low Duration Fund	2	70,105	22,440	1,383	49,283	731	232
Real Return Asset Fund	395,273	138,676	128,682	25,312	449,485	15,654	(25,608)
Real Return Fund	1,231	108,127	4,589	4,263	109,126	2,966	0
RealEstateRealReturn Strategy Fund	62,488	1,438	57,067	3,016	6,062	0	(20,211)
Short-Term Fund	2	358,664	288,066	1,004	71,994	688	390
Small Cap StocksPLUS® TR Fund	67,533	63,485	114,280	1,159	11,901	4,276	(8,176)
StocksPLUS® Total Return Fund	2,816	1,969	526	(1,519)	4,896	907	(290)
Total Return Fund	0	182,411	143,096	2,583	45,293	3,775	3,395
Totals	$1,573,698	$2,178,993	$2,088,603	$88,666	$1,848,261	$141,751	$(177,764)

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$2,178,993	$2,088,603

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	175	$1,793	64	$706
Administrative Class	8,861	86,251	9,274	104,348
Advisor Class	37,013	365,953	55,111	618,789
Class M	2,324	23,125	2,996	33,776
Issued as reinvestment of distributions
Institutional Class	10	108	4	40
Administrative Class	1,481	15,219	1,340	13,532
Advisor Class	9,407	96,716	9,040	89,461
Class M	305	3,162	285	2,842
Cost of shares redeemed
Institutional Class	(56)	(558)	(29)	(339)
Administrative Class	(5,068)	(48,004)	(14,108)	(149,388)
Advisor Class	(47,132)	(461,910)	(12,344)	(137,555)
Class M	(1,774)	(16,645)	(2,449)	(25,189)
Net increase resulting from Portfolio share transactions	5,546	$65,210	49,184	$551,023

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	2	85	*
Advisor Class	3	99
Class M	4	98

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

14	PIMCO Variable Insurance Trust

December 31, 2009

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral
$15,339	$0	$33,203	$0	$(232,892)	$0

(1)	Adjusted for open wash sale loss deferrals.
(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$46,106	$186,786

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,816,271	$68,469	$(35,265)	$33,204

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)	December 31, 2009

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital (5)
12/31/2009	$115,204	$0	$0
12/31/2008	91,592	4,218	10,065

(4)	Includes short-term capital gains, if any, distributed.
(5)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

11.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	17

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.83%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.86%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2009	19

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

20	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2009	21

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

22	PIMCO Variable Insurance Trust

(Unaudited)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

Annual Report	December 31, 2009	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement (Cont.)	(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

PIMCO Funds Allocation‡

Real Return Asset Fund	24.3%
Investment Grade Corporate Bond Fund	11.9%
Fundamental Advantage Total Return Strategy Fund	9.3%
Long-Term Credit Fund	6.1%
Real Return Fund	5.9%
Other	42.5%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (01/31/06)
PIMCO All Asset Portfolio Institutional Class	21.73%	3.73%
Barclays Capital U.S. TIPS: 1-10 Year Index±	12.02%	5.56%
Consumer Price Index + 500 Basis Points±±	7.94%	7.42%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying PIMCO Funds, as supplemented to date, is 1.185% for Institutional Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,113.54	$1,022.89
Expenses Paid During Period†	$2.45	$2.35

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.461%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying PIMCO Fund expenses attributable to advisory, supervisory and administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio of 0.461% for the Institutional Class reflects net annualized expenses after application of an expense recoupment of 0.036%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds®). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Exposure to investment-grade securities, through an allocation to the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Underlying PIMCO Fund outperformed the Barclays Capital U.S. TIPS 1-10 Year Index (“the Portfolio’s benchmark”) during the reporting period.

»	Exposure to commodities, through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as the Underlying PIMCO Fund outperformed the Portfolio’s benchmark.

»

Exposure to emerging market currencies and locally issued emerging market bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, benefited performance as both Underlying PIMCO Funds outperformed the Portfolio’s benchmark.

»	An allocation to convertible securities, through the PIMCO Convertible Fund, benefited performance as the Underlying PIMCO Fund outperformed the Portfolio’s benchmark during the reporting period.

»	Exposure to the PIMCO Long Duration Total Return Fund detracted from performance as the Underlying PIMCO Fund underperformed the Portfolio’s benchmark.

»	Exposure to the PIMCO Long-Term U.S. Government Fund detracted from performance as the Underlying PIMCO Fund underperformed the Portfolio’s benchmark.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2009	12/31/2008	12/31/2007	01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of year or period	$9.23	$11.74	$11.68	$11.93
Net investment income (a)	1.15	0.76	0.98	1.17
Net realized/unrealized gain (loss) on investments	0.83	(2.56)	(0.02)	(0.74)
Total income (loss) from investment operations	1.98	(1.80)	0.96	0.43
Dividends from net investment income	(0.71)	(0.61)	(0.90)	(0.65)
Distributions from net realized capital gains	0.00	(0.03)	0.00	(0.03)
Tax basis return of capital	0.00	(0.07)	0.00	0.00
Total distributions	(0.71)	(0.71)	(0.90)	(0.68)
Net asset value end of year or period	$10.50	$9.23	$11.74	$11.68
Total return	21.73%	(15.70)%	8.43%	3.73%
Net assets end of year or period (000s)	$2,097	$653	$373	$74
Ratio of expenses to average net assets	0.435%	0.405%	0.405%	0.425	%*(b)
Ratio of expenses to average net assets excluding waivers	0.435%	0.425%	0.425%	0.425	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.435%	0.405%	0.405%	0.425	%*(b)
Ratio of expenses to average net assets excluding interest expense and waivers	0.435%	0.425%	0.425%	0.425	%*(b)
Ratio of net investment income to average net assets	11.31%	7.08%	8.05%	10.65	%*
Portfolio turnover rate	126%	91%	101%	66%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments in Affiliates, at value	$1,848,261
Repurchase agreements, at value	1,214
Cash	699
Receivable for investments in Affiliates sold	2,140
Receivable for Portfolio shares sold	514
Dividends receivable from Affiliates	4,477
1,857,305

Liabilities:
Payable for investments in Affiliates purchased	$9,116
Payable for Portfolio shares redeemed	946
Accrued related party fees	1,106
Recoupment payable to Manager	52
11,220

Net Assets	$1,846,085

Net Assets Consist of:
Paid in capital	$2,030,435
Undistributed net investment income	15,339
Accumulated undistributed net realized (loss)	(288,355)
Net unrealized appreciation	88,666
$1,846,085

Net Assets:
Institutional Class	$2,097
Administrative Class	246,585
Advisor Class	1,541,808
Class M	55,595

Shares Issued and Outstanding:
Institutional Class	200
Administrative Class	23,595
Advisor Class	146,837
Class M	5,291

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.50
Administrative Class	10.45
Advisor Class	10.50
Class M	10.51

Cost of Investments in Affiliates Owned	$1,759,595
Cost of Repurchase Agreements Owned	$1,214

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Dividends from Affiliate investments	$141,751
Total Income	141,751

Expenses:
Investment advisory fees	2,898
Supervisory and administrative fees	4,140
Servicing fees – Administrative Class	298
Distribution and/or servicing fees – Advisor Class	3,532
Distribution and/or servicing fees – Class M	195
Interest expense	13
Recoupment to Manager	132
Total Expenses	11,208

Net Investment Income	130,543

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on Affiliate investments	(177,764)
Net capital gain distributions received from Underlying Funds	9,415
Net change in unrealized appreciation on Affiliate investments	361,937
Net Gain	193,588

Net Increase in Net Assets Resulting from Operations	$324,131

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$130,543	$90,601
Net realized (loss) on Affiliate investments	(177,764)	(132,432)
Net capital gain distributions received from Underlying Funds	9,415	19,987
Net change in unrealized appreciation (depreciation) on Affiliate investments	361,937	(274,042)
Net increase (decrease) resulting from operations	324,131	(295,886)

Distributions to Shareholders:
From net investment income
Institutional Class	(108)	(35)
Administrative Class	(15,219)	(11,494)
Advisor Class	(96,716)	(76,721)
Class M	(3,162)	(2,392)
From net realized capital gains
Institutional Class	0	(2)
Administrative Class	0	(553)
Advisor Class	0	(4,469)
Class M	0	(144)
Tax basis return of capital
Institutional Class	0	(3)
Administrative Class	0	(1,485)
Advisor Class	0	(8,271)
Class M	0	(306)

Total Distributions	(115,205)	(105,875)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,793	706
Administrative Class	86,251	104,348
Advisor Class	365,953	618,789
Class M	23,125	33,776
Issued as reinvestment of distributions
Institutional Class	108	40
Administrative Class	15,219	13,532
Advisor Class	96,716	89,461
Class M	3,162	2,842
Cost of shares redeemed
Institutional Class	(558)	(339)
Administrative Class	(48,004)	(149,388)
Advisor Class	(461,910)	(137,555)
Class M	(16,645)	(25,189)
Net increase resulting from Portfolio share transactions	65,210	551,023

Total Increase in Net Assets	274,136	149,262

Net Assets:
Beginning of year	1,571,949	1,422,687
End of year*	$1,846,085	$1,571,949

*Including undistributed net investment income of:	$15,339	$0

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2009

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 100.1%
CommodityRealReturn Strategy Fund®	10,281,952	$85,135
Convertible Fund	2,564,662	32,494
Developing Local Markets Fund	5,557,695	55,688
Diversified Income Fund	3,939,879	41,802
Emerging Local Bond Fund	4,040,764	40,165
Emerging Markets Bond Fund	2,678,130	27,638
EM Fundamental IndexPLUS™ TR Strategy Fund	4,068,273	43,246
Floating Income Fund	1,981,873	17,480
Foreign Bond Fund (Unhedged)	5,500	55
Fundamental Advantage Total Return Strategy Fund	38,208,353	171,938
Fundamental IndexPLUS™ Fund	533,939	3,508
Fundamental IndexPLUS™ TR Fund	2,339,280	13,287
Global Advantage Strategy Bond Fund	3,766,758	41,660
High Yield Fund	1,456,290	12,815
Income Fund	3,366,799	33,129
International StocksPLUS® TR Strategy Fund (Unhedged)	614,672	3,799
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,834,227	16,251
Investment Grade Corporate Bond Fund	20,171,050	220,470
Long Duration Total Return Fund	5,796,678	61,561
Long-Term Credit Fund	9,782,631	112,500
Long-Term U.S. Government Fund	6,148,061	65,600
Low Duration Fund	4,789,393	49,283
Real Return Asset Fund	40,936,722	449,485
Real Return Fund	10,113,620	109,126
RealEstateRealReturn Strategy Fund	1,320,721	6,062
Short-Term Fund	7,331,366	71,994
Small Cap StocksPLUS® TR Fund	1,877,153	11,901
StocksPLUS® Total Return Fund	741,807	4,896
Total Return Fund	4,193,748	45,293

Total PIMCO Funds (Cost $1,759,595)		1,848,261

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.005% due 01/04/2010	$1,214	1,214

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $1,240. Repurchase proceeds are $1,214.)

Total Short-Term Instruments (Cost $1,214)		1,214

Total Investments 100.2% (Cost $1,760,809)		$1,849,475

Other Assets and Liabilities (Net) (0.2%)		(3,390)

Net Assets 100.0%		$1,846,085

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
PIMCO Funds	$1,848,261	$0	$0	$1,848,261
Short-Term Instruments	0	1,214	0	1,214

Investments, at value	$1,848,261	$1,214	$0	$1,849,475

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	December 31, 2009	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn® Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange

(“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying PIMCO Funds.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a

10	PIMCO Variable Insurance Trust

December 31, 2009

fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

3.  PRINCIPAL RISKS

The Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which

Annual Report	December 31, 2009	11

Notes to Financial Statements (Cont.)

potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently falls, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Underlying PIMCO Funds to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying PIMCO Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

12	PIMCO Variable Insurance Trust

December 31, 2009

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2010, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. For the period ended December 31, 2009, PIMCO recouped $132,456. As of December 31, 2009, the remaining recoverable amount to PIMCO was $52,496.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 4 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2009 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$43,301	$197,123	$182,752	$18,636	$85,135	$6,292	$(16,815)
Convertible Fund	123,536	24,378	128,263	10,664	32,494	621	(15,289)
Developing Local Markets Fund	125,684	58,993	135,227	1,791	55,688	1,677	(25,221)
Diversified Income Fund	40,372	9,339	15,697	1,042	41,802	2,368	(3,813)
Emerging Local Bond Fund	154,229	20,257	148,292	5,036	40,165	5,183	(17,552)
Emerging Markets Bond Fund	111,756	7,496	101,112	3,449	27,638	4,057	(15,916)
EM Fundamental IndexPLUS™ TR Strategy Fund	1,125	41,033	0	1,137	43,246	21,033	0
Floating Income Fund	55,995	47,522	97,723	3,746	17,480	2,854	(5,396)
Foreign Bond Fund (Unhedged)	45	2	0	1	55	2	0
Fundamental Advantage Total Return Strategy Fund	17,998	173,360	0	(25,022)	171,938	21,984	0
Fundamental IndexPLUS™ Fund	13,494	2,753	12,943	(1,011)	3,508	656	(10,977)
Fundamental IndexPLUS™ TR Fund	43,478	57,113	88,934	1,696	13,287	4,867	(14,279)
Global Advantage Strategy Bond Fund	0	41,349	0	311	41,660	1,112	0
Global Bond Fund (Unhedged)	7	0	7	0	0	0	(2)
High Yield Fund	69,430	80,667	156,698	3,445	12,815	5,350	5,235
Income Fund	34,734	9,804	14,685	887	33,129	2,157	(1,753)
International StocksPLUS® TR Strategy Fund (Unhedged)	2,208	1,899	800	(660)	3,799	912	(574)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	31,963	2,691	22,905	(3,886)	16,251	2,264	(6,750)
Investment Grade Corporate Bond Fund	162,684	199,194	169,305	25,913	220,470	18,010	2,424
Long Duration Total Return Fund	12,314	92,293	44,117	2,647	61,561	4,019	(819)
Long-Term Credit Fund	0	107,690	0	4,810	112,500	3,998	0
Long-Term U.S. Government Fund	0	79,162	10,397	(3,167)	65,600	3,338	1
Low Duration Fund	2	70,105	22,440	1,383	49,283	731	232
Real Return Asset Fund	395,273	138,676	128,682	25,312	449,485	15,654	(25,608)
Real Return Fund	1,231	108,127	4,589	4,263	109,126	2,966	0
RealEstateRealReturn Strategy Fund	62,488	1,438	57,067	3,016	6,062	0	(20,211)
Short-Term Fund	2	358,664	288,066	1,004	71,994	688	390
Small Cap StocksPLUS® TR Fund	67,533	63,485	114,280	1,159	11,901	4,276	(8,176)
StocksPLUS® Total Return Fund	2,816	1,969	526	(1,519)	4,896	907	(290)
Total Return Fund	0	182,411	143,096	2,583	45,293	3,775	3,395
Totals	$1,573,698	$2,178,993	$2,088,603	$88,666	$1,848,261	$141,751	$(177,764)

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$2,178,993	$2,088,603

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	175	$1,793	64	$706
Administrative Class	8,861	86,251	9,274	104,348
Advisor Class	37,013	365,953	55,111	618,789
Class M	2,324	23,125	2,996	33,776
Issued as reinvestment of distributions
Institutional Class	10	108	4	40
Administrative Class	1,481	15,219	1,340	13,532
Advisor Class	9,407	96,716	9,040	89,461
Class M	305	3,162	285	2,842
Cost of shares redeemed
Institutional Class	(56)	(558)	(29)	(339)
Administrative Class	(5,068)	(48,004)	(14,108)	(149,388)
Advisor Class	(47,132)	(461,910)	(12,344)	(137,555)
Class M	(1,774)	(16,645)	(2,449)	(25,189)
Net increase resulting from Portfolio share transactions	5,546	$65,210	49,184	$551,023

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	2	85	*
Advisor Class	3	99
Class M	4	98

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

14	PIMCO Variable Insurance Trust

December 31, 2009

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral
$15,339	$0	$33,203	$0	$(232,892)	$0

(1)	Adjusted for open wash sale loss deferrals.
(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$46,106	$186,786

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,816,271	$68,469	$(35,265)	$33,204

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)	December 31, 2009

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital (5)
12/31/2009	$115,204	$0	$0
12/31/2008	91,592	4,218	10,065

(4)	Includes short-term capital gains, if any, distributed.
(5)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

11.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	17

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.83%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.86%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2009	19

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

20	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2009	21

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

22	PIMCO Variable Insurance Trust

(Unaudited)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

Annual Report	December 31, 2009	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement (Cont.)	(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

PIMCO Funds Allocation‡

Real Return Asset Fund	24.3%
Investment Grade Corporate Bond Fund	11.9%
Fundamental Advantage Total Return Strategy Fund	9.3%
Long-Term Credit Fund	6.1%
Real Return Fund	5.9%
Other	42.5%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (04/30/04)
PIMCO All Asset Portfolio Advisor Class	21.43%	4.14%	5.93%
Barclays Capital U.S. TIPS: 1-10 Year Index±	12.02%	4.74%	5.27%
Consumer Price Index + 500 Basis Points±±	7.94%	7.79%	7.70%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying PIMCO Funds, as supplemented to date, is 1.435% for Advisor Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,111.94	$1,021.63
Expenses Paid During Period†	$3.78	$3.62

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.711%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the Underlying PIMCO Funds are indirectly borne by the shareholders of the Portfolio. The Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio of 0.711% for the Advisor Class reflects net annualized expenses after application of an expense recoupment of 0.036%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds®). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Exposure to investment-grade securities, through an allocation to the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Underlying PIMCO Fund outperformed the Barclays Capital U.S. TIPS 1-10 Year Index (“the Portfolio’s benchmark”) during the reporting period.

»	Exposure to commodities, through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as the Underlying PIMCO Fund outperformed the Portfolio’s benchmark.

»

Exposure to emerging market currencies and locally issued emerging market bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, benefited performance as both Underlying PIMCO Funds outperformed the Portfolio’s benchmark.

»	An allocation to convertible securities, through the PIMCO Convertible Fund, benefited performance as the Underlying PIMCO Fund outperformed the Portfolio’s benchmark during the reporting period.

»	Exposure to the PIMCO Long Duration Total Return Fund detracted from performance as the Underlying PIMCO Fund underperformed the Portfolio’s benchmark.

»	Exposure to the PIMCO Long-Term U.S. Government Fund detracted from performance as the Underlying PIMCO Fund underperformed the Portfolio’s benchmark.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/20009	12/31/2008	12/31/2007	12/31/2006		12/31/2005

Advisor Class
Net asset value beginning of year	$9.23	$11.74	$11.68	$11.82		$11.64
Net investment income (a)	0.77	0.64	0.96	1.05		1.63
Net realized/unrealized gain (loss) on investments	1.18	(2.47)	(0.02)	(0.53)		(0.93)
Total income (loss) from investment operations	1.95	(1.83)	0.94	0.52		0.70
Dividends from net investment income	(0.68)	(0.58)	(0.88)	(0.63)		(0.48)
Distributions from net realized capital gains	0.00	(0.03)	0.00	(0.03)		(0.04)
Tax basis return of capital	0.00	(0.07)	0.00	0.00		0.00
Total distributions	(0.68)	(0.68)	(0.88)	(0.66)		(0.52)
Net asset value end of year	$10.50	$9.23	$11.74	$11.68		$11.82
Total return	21.43%	(15.91)%	8.19%	4.56%		6.03%
Net assets end of year (000s)	$1,541,808	$1,361,792	$1,124,287	$501,498		$7,461
Ratio of expenses to average net assets	0.685%	0.655%	0.655%	0.685	%(b)	0.70%
Ratio of expenses to average net assets excluding waivers	0.685%	0.675%	0.675%	0.685	%(b)	0.70%
Ratio of expenses to average net assets excluding interest expense	0.685%	0.655%	0.655%	0.685	%(b)	0.70%
Ratio of expenses to average net assets excluding interest expense and waivers	0.685%	0.675%	0.675%	0.685	%(b)	0.70%
Ratio of net investment income to average net assets	7.83%	5.87%	7.90%	8.84%		13.67%
Portfolio turnover rate	126%	91%	101%	66%		75%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments in Affiliates, at value	$1,848,261
Repurchase agreements, at value	1,214
Cash	699
Receivable for investments in Affiliates sold	2,140
Receivable for Portfolio shares sold	514
Dividends receivable from Affiliates	4,477
1,857,305

Liabilities:
Payable for investments in Affiliates purchased	$9,116
Payable for Portfolio shares redeemed	946
Accrued related party fees	1,106
Recoupment payable to Manager	52
11,220

Net Assets	$1,846,085

Net Assets Consist of:
Paid in capital	$2,030,435
Undistributed net investment income	15,339
Accumulated undistributed net realized (loss)	(288,355)
Net unrealized appreciation	88,666
$1,846,085

Net Assets:
Institutional Class	$2,097
Administrative Class	246,585
Advisor Class	1,541,808
Class M	55,595

Shares Issued and Outstanding:
Institutional Class	200
Administrative Class	23,595
Advisor Class	146,837
Class M	5,291

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.50
Administrative Class	10.45
Advisor Class	10.50
Class M	10.51

Cost of Investments in Affiliates Owned	$1,759,595
Cost of Repurchase Agreements Owned	$1,214

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Dividends from Affiliate investments	$141,751
Total Income	141,751

Expenses:
Investment advisory fees	2,898
Supervisory and administrative fees	4,140
Servicing fees – Administrative Class	298
Distribution and/or servicing fees – Advisor Class	3,532
Distribution and/or servicing fees – Class M	195
Interest expense	13
Recoupment to Manager	132
Total Expenses	11,208

Net Investment Income	130,543

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on Affiliate investments	(177,764)
Net capital gain distributions received from Underlying Funds	9,415
Net change in unrealized appreciation on Affiliate investments	361,937
Net Gain	193,588

Net Increase in Net Assets Resulting from Operations	$324,131

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$130,543	$90,601
Net realized (loss) on Affiliate investments	(177,764)	(132,432)
Net capital gain distributions received from Underlying Funds	9,415	19,987
Net change in unrealized appreciation (depreciation) on Affiliate investments	361,937	(274,042)
Net increase (decrease) resulting from operations	324,131	(295,886)

Distributions to Shareholders:
From net investment income
Institutional Class	(108)	(35)
Administrative Class	(15,219)	(11,494)
Advisor Class	(96,716)	(76,721)
Class M	(3,162)	(2,392)
From net realized capital gains
Institutional Class	0	(2)
Administrative Class	0	(553)
Advisor Class	0	(4,469)
Class M	0	(144)
Tax basis return of capital
Institutional Class	0	(3)
Administrative Class	0	(1,485)
Advisor Class	0	(8,271)
Class M	0	(306)

Total Distributions	(115,205)	(105,875)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,793	706
Administrative Class	86,251	104,348
Advisor Class	365,953	618,789
Class M	23,125	33,776
Issued as reinvestment of distributions
Institutional Class	108	40
Administrative Class	15,219	13,532
Advisor Class	96,716	89,461
Class M	3,162	2,842
Cost of shares redeemed
Institutional Class	(558)	(339)
Administrative Class	(48,004)	(149,388)
Advisor Class	(461,910)	(137,555)
Class M	(16,645)	(25,189)
Net increase resulting from Portfolio share transactions	65,210	551,023

Total Increase in Net Assets	274,136	149,262

Net Assets:
Beginning of year	1,571,949	1,422,687
End of year*	$1,846,085	$1,571,949

*Including undistributed net investment income of:	$15,339	$0

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2009

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 100.1%
CommodityRealReturn Strategy Fund®	10,281,952	$85,135
Convertible Fund	2,564,662	32,494
Developing Local Markets Fund	5,557,695	55,688
Diversified Income Fund	3,939,879	41,802
Emerging Local Bond Fund	4,040,764	40,165
Emerging Markets Bond Fund	2,678,130	27,638
EM Fundamental IndexPLUS™ TR Strategy Fund	4,068,273	43,246
Floating Income Fund	1,981,873	17,480
Foreign Bond Fund (Unhedged)	5,500	55
Fundamental Advantage Total Return Strategy Fund	38,208,353	171,938
Fundamental IndexPLUS™ Fund	533,939	3,508
Fundamental IndexPLUS™ TR Fund	2,339,280	13,287
Global Advantage Strategy Bond Fund	3,766,758	41,660
High Yield Fund	1,456,290	12,815
Income Fund	3,366,799	33,129
International StocksPLUS® TR Strategy Fund (Unhedged)	614,672	3,799
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,834,227	16,251
Investment Grade Corporate Bond Fund	20,171,050	220,470
Long Duration Total Return Fund	5,796,678	61,561
Long-Term Credit Fund	9,782,631	112,500
Long-Term U.S. Government Fund	6,148,061	65,600
Low Duration Fund	4,789,393	49,283
Real Return Asset Fund	40,936,722	449,485
Real Return Fund	10,113,620	109,126
RealEstateRealReturn Strategy Fund	1,320,721	6,062
Short-Term Fund	7,331,366	71,994
Small Cap StocksPLUS® TR Fund	1,877,153	11,901
StocksPLUS® Total Return Fund	741,807	4,896
Total Return Fund	4,193,748	45,293

Total PIMCO Funds (Cost $1,759,595)		1,848,261

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.005% due 01/04/2010	$1,214	1,214

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $1,240. Repurchase proceeds are $1,214.)

Total Short-Term Instruments (Cost $1,214)		1,214

Total Investments 100.2% (Cost $1,760,809)		$1,849,475

Other Assets and Liabilities (Net) (0.2%)		(3,390)

Net Assets 100.0%		$1,846,085

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
PIMCO Funds	$1,848,261	$0	$0	$1,848,261
Short-Term Instruments	0	1,214	0	1,214

Investments, at value	$1,848,261	$1,214	$0	$1,849,475

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	December 31, 2009	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn® Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange

(“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying PIMCO Funds.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a

10	PIMCO Variable Insurance Trust

December 31, 2009

fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

3.  PRINCIPAL RISKS

The Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO

Annual Report	December 31, 2009	11

Notes to Financial Statements (Cont.)

Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently falls, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Underlying PIMCO Funds to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying PIMCO Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various

12	PIMCO Variable Insurance Trust

December 31, 2009

portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2010, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. For the period ended December 31, 2009, PIMCO recouped $132,456. As of December 31, 2009, the remaining recoverable amount to PIMCO was $52,496.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 4 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2009 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$43,301	$197,123	$182,752	$18,636	$85,135	$6,292	$(16,815)
Convertible Fund	123,536	24,378	128,263	10,664	32,494	621	(15,289)
Developing Local Markets Fund	125,684	58,993	135,227	1,791	55,688	1,677	(25,221)
Diversified Income Fund	40,372	9,339	15,697	1,042	41,802	2,368	(3,813)
Emerging Local Bond Fund	154,229	20,257	148,292	5,036	40,165	5,183	(17,552)
Emerging Markets Bond Fund	111,756	7,496	101,112	3,449	27,638	4,057	(15,916)
EM Fundamental IndexPLUS™ TR Strategy Fund	1,125	41,033	0	1,137	43,246	21,033	0
Floating Income Fund	55,995	47,522	97,723	3,746	17,480	2,854	(5,396)
Foreign Bond Fund (Unhedged)	45	2	0	1	55	2	0
Fundamental Advantage Total Return Strategy Fund	17,998	173,360	0	(25,022)	171,938	21,984	0
Fundamental IndexPLUS™ Fund	13,494	2,753	12,943	(1,011)	3,508	656	(10,977)
Fundamental IndexPLUS™ TR Fund	43,478	57,113	88,934	1,696	13,287	4,867	(14,279)
Global Advantage Strategy Bond Fund	0	41,349	0	311	41,660	1,112	0
Global Bond Fund (Unhedged)	7	0	7	0	0	0	(2)
High Yield Fund	69,430	80,667	156,698	3,445	12,815	5,350	5,235
Income Fund	34,734	9,804	14,685	887	33,129	2,157	(1,753)
International StocksPLUS® TR Strategy Fund (Unhedged)	2,208	1,899	800	(660)	3,799	912	(574)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	31,963	2,691	22,905	(3,886)	16,251	2,264	(6,750)
Investment Grade Corporate Bond Fund	162,684	199,194	169,305	25,913	220,470	18,010	2,424
Long Duration Total Return Fund	12,314	92,293	44,117	2,647	61,561	4,019	(819)
Long-Term Credit Fund	0	107,690	0	4,810	112,500	3,998	0
Long-Term U.S. Government Fund	0	79,162	10,397	(3,167)	65,600	3,338	1
Low Duration Fund	2	70,105	22,440	1,383	49,283	731	232
Real Return Asset Fund	395,273	138,676	128,682	25,312	449,485	15,654	(25,608)
Real Return Fund	1,231	108,127	4,589	4,263	109,126	2,966	0
RealEstateRealReturn Strategy Fund	62,488	1,438	57,067	3,016	6,062	0	(20,211)
Short-Term Fund	2	358,664	288,066	1,004	71,994	688	390
Small Cap StocksPLUS® TR Fund	67,533	63,485	114,280	1,159	11,901	4,276	(8,176)
StocksPLUS® Total Return Fund	2,816	1,969	526	(1,519)	4,896	907	(290)
Total Return Fund	0	182,411	143,096	2,583	45,293	3,775	3,395
Totals	$1,573,698	$2,178,993	$2,088,603	$88,666	$1,848,261	$141,751	$(177,764)

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$2,178,993	$2,088,603

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	175	$1,793	64	$706
Administrative Class	8,861	86,251	9,274	104,348
Advisor Class	37,013	365,953	55,111	618,789
Class M	2,324	23,125	2,996	33,776
Issued as reinvestment of distributions
Institutional Class	10	108	4	40
Administrative Class	1,481	15,219	1,340	13,532
Advisor Class	9,407	96,716	9,040	89,461
Class M	305	3,162	285	2,842
Cost of shares redeemed
Institutional Class	(56)	(558)	(29)	(339)
Administrative Class	(5,068)	(48,004)	(14,108)	(149,388)
Advisor Class	(47,132)	(461,910)	(12,344)	(137,555)
Class M	(1,774)	(16,645)	(2,449)	(25,189)
Net increase resulting from Portfolio share transactions	5,546	$65,210	49,184	$551,023

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	2	85	*
Advisor Class	3	99
Class M	4	98

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

14	PIMCO Variable Insurance Trust

December 31, 2009

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral
$15,339	$0	$33,203	$0	$(232,892)	$0

(1)	Adjusted for open wash sale loss deferrals.
(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$46,106	$186,786

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,816,271	$68,469	$(35,265)	$33,204

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)	December 31, 2009

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital (5)
12/31/2009	$115,204	$0	$0
12/31/2008	91,592	4,218	10,065

(4)	Includes short-term capital gains, if any, distributed.
(5)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

11.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	17

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.83%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.86%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2009	19

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

20	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2009	21

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

22	PIMCO Variable Insurance Trust

(Unaudited)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

Annual Report	December 31, 2009	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement (Cont.)	(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class M	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Class M.

PIMCO Funds Allocation‡

Real Return Asset Fund	24.3%
Investment Grade Corporate Bond Fund	11.9%
Fundamental Advantage Total Return Strategy Fund	9.3%
Long-Term Credit Fund	6.1%
Real Return Fund	5.9%
Other	42.5%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (04/30/04)
PIMCO All Asset Portfolio Class M	21.31%	3.96%	5.71%
Barclays Capital U.S. TIPS: 1-10 Year Index±	12.02%	4.74%	5.27%
Consumer Price Index + 500 Basis Points±±	7.94%	7.79%	7.70%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Underlying PIMCO Funds, as supplemented to date, is 1.635% for Class M shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,112.06	$1,020.62
Expenses Paid During Period†	$4.84	$4.63

† Expenses are equal to the Portfolio’s Class M net annualized expense ratio of 0.911%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees indirectly borne by the Portfolio are currently capped at 0.64% of total assets. The annualized expense ratio of 0.911% for the Class M reflects net annualized expenses after application of an expense recoupment of 0.036%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds®). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Exposure to investment-grade securities, through an allocation to the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Underlying PIMCO Fund outperformed the Barclays Capital U.S. TIPS 1-10 Year Index (“the Portfolio’s benchmark”) during the reporting period.

»	Exposure to commodities, through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as the Underlying PIMCO Fund outperformed the Portfolio’s benchmark.

»

Exposure to emerging market currencies and locally issued emerging market bonds, through the PIMCO Developing Local Markets Fund and PIMCO Emerging Local Bond Fund, benefited performance as both Underlying PIMCO Funds outperformed the Portfolio’s benchmark.

»	An allocation to convertible securities, through the PIMCO Convertible Fund, benefited performance as the Underlying PIMCO Fund outperformed the Portfolio’s benchmark during the reporting period.

»	Exposure to the PIMCO Long Duration Total Return Fund detracted from performance as the Underlying PIMCO Fund underperformed the Portfolio’s benchmark.

»	Exposure to the PIMCO Long-Term U.S. Government Fund detracted from performance as the Underlying PIMCO Fund underperformed the Portfolio’s benchmark.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/20009	12/31/2008	12/31/2007	12/31/2006		12/31/2005

Class M
Net asset value beginning of year	$9.23	$11.75	$11.68	$11.80		$11.60
Net investment income (a)	0.84	0.57	0.78	0.57		0.85
Net realized/unrealized gain (loss) on investments	1.10	(2.43)	0.13	(0.07)		(0.16)
Total income (loss) from investment operations	1.94	(1.86)	0.91	0.50		0.69
Dividends from net investment income	(0.66)	(0.56)	(0.84)	(0.59)		(0.45)
Distributions from net realized capital gains	0.00	(0.03)	0.00	(0.03)		(0.04)
Tax basis return of capital	0.00	(0.07)	0.00	0.00		0.00
Total distributions	(0.66)	(0.66)	(0.84)	(0.62)		(0.49)
Net asset value end of year	$10.51	$9.23	$11.75	$11.68		$11.80
Total return	21.31%	(16.17)%	8.00%	4.36%		5.94%
Net assets end of year (000s)	$55,595	$40,964	$42,336	$54,928		$67,365
Ratio of expenses to average net assets	0.885%	0.855%	0.855%	0.885	%(b)	0.89%
Ratio of expenses to average net assets excluding waivers	0.885%	0.875%	0.875%	0.885	%(b)	0.90%
Ratio of expenses to average net assets excluding interest expense	0.885%	0.855%	0.855%	0.885	%(b)	0.89%
Ratio of expenses to average net assets excluding interest expense and waivers	0.885%	0.875%	0.875%	0.885	%(b)	0.90%
Ratio of net investment income to average net assets	8.41%	5.23%	6.41%	4.84%		7.16%
Portfolio turnover rate	126%	91%	101%	66%		75%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments in Affiliates, at value	$1,848,261
Repurchase agreements, at value	1,214
Cash	699
Receivable for investments in Affiliates sold	2,140
Receivable for Portfolio shares sold	514
Dividends receivable from Affiliates	4,477
1,857,305

Liabilities:
Payable for investments in Affiliates purchased	$9,116
Payable for Portfolio shares redeemed	946
Accrued related party fees	1,106
Recoupment payable to Manager	52
11,220

Net Assets	$1,846,085

Net Assets Consist of:
Paid in capital	$2,030,435
Undistributed net investment income	15,339
Accumulated undistributed net realized (loss)	(288,355)
Net unrealized appreciation	88,666
$1,846,085

Net Assets:
Institutional Class	$2,097
Administrative Class	246,585
Advisor Class	1,541,808
Class M	55,595

Shares Issued and Outstanding:
Institutional Class	200
Administrative Class	23,595
Advisor Class	146,837
Class M	5,291

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.50
Administrative Class	10.45
Advisor Class	10.50
Class M	10.51

Cost of Investments in Affiliates Owned	$1,759,595
Cost of Repurchase Agreements Owned	$1,214

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Dividends from Affiliate investments	$141,751
Total Income	141,751

Expenses:
Investment advisory fees	2,898
Supervisory and administrative fees	4,140
Servicing fees – Administrative Class	298
Distribution and/or servicing fees – Advisor Class	3,532
Distribution and/or servicing fees – Class M	195
Interest expense	13
Recoupment to Manager	132
Total Expenses	11,208

Net Investment Income	130,543

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on Affiliate investments	(177,764)
Net capital gain distributions received from Underlying Funds	9,415
Net change in unrealized appreciation on Affiliate investments	361,937
Net Gain	193,588

Net Increase in Net Assets Resulting from Operations	$324,131

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$130,543	$90,601
Net realized (loss) on Affiliate investments	(177,764)	(132,432)
Net capital gain distributions received from Underlying Funds	9,415	19,987
Net change in unrealized appreciation (depreciation) on Affiliate investments	361,937	(274,042)
Net increase (decrease) resulting from operations	324,131	(295,886)

Distributions to Shareholders:
From net investment income
Institutional Class	(108)	(35)
Administrative Class	(15,219)	(11,494)
Advisor Class	(96,716)	(76,721)
Class M	(3,162)	(2,392)
From net realized capital gains
Institutional Class	0	(2)
Administrative Class	0	(553)
Advisor Class	0	(4,469)
Class M	0	(144)
Tax basis return of capital
Institutional Class	0	(3)
Administrative Class	0	(1,485)
Advisor Class	0	(8,271)
Class M	0	(306)

Total Distributions	(115,205)	(105,875)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,793	706
Administrative Class	86,251	104,348
Advisor Class	365,953	618,789
Class M	23,125	33,776
Issued as reinvestment of distributions
Institutional Class	108	40
Administrative Class	15,219	13,532
Advisor Class	96,716	89,461
Class M	3,162	2,842
Cost of shares redeemed
Institutional Class	(558)	(339)
Administrative Class	(48,004)	(149,388)
Advisor Class	(461,910)	(137,555)
Class M	(16,645)	(25,189)
Net increase resulting from Portfolio share transactions	65,210	551,023

Total Increase in Net Assets	274,136	149,262

Net Assets:
Beginning of year	1,571,949	1,422,687
End of year*	$1,846,085	$1,571,949

*Including undistributed net investment income of:	$15,339	$0

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio	December 31, 2009

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 100.1%
CommodityRealReturn Strategy Fund®	10,281,952	$85,135
Convertible Fund	2,564,662	32,494
Developing Local Markets Fund	5,557,695	55,688
Diversified Income Fund	3,939,879	41,802
Emerging Local Bond Fund	4,040,764	40,165
Emerging Markets Bond Fund	2,678,130	27,638
EM Fundamental IndexPLUS™ TR Strategy Fund	4,068,273	43,246
Floating Income Fund	1,981,873	17,480
Foreign Bond Fund (Unhedged)	5,500	55
Fundamental Advantage Total Return Strategy Fund	38,208,353	171,938
Fundamental IndexPLUS™ Fund	533,939	3,508
Fundamental IndexPLUS™ TR Fund	2,339,280	13,287
Global Advantage Strategy Bond Fund	3,766,758	41,660
High Yield Fund	1,456,290	12,815
Income Fund	3,366,799	33,129
International StocksPLUS® TR Strategy Fund (Unhedged)	614,672	3,799
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,834,227	16,251
Investment Grade Corporate Bond Fund	20,171,050	220,470
Long Duration Total Return Fund	5,796,678	61,561
Long-Term Credit Fund	9,782,631	112,500
Long-Term U.S. Government Fund	6,148,061	65,600
Low Duration Fund	4,789,393	49,283
Real Return Asset Fund	40,936,722	449,485
Real Return Fund	10,113,620	109,126
RealEstateRealReturn Strategy Fund	1,320,721	6,062
Short-Term Fund	7,331,366	71,994
Small Cap StocksPLUS® TR Fund	1,877,153	11,901
StocksPLUS® Total Return Fund	741,807	4,896
Total Return Fund	4,193,748	45,293

Total PIMCO Funds (Cost $1,759,595)		1,848,261

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.005% due 01/04/2010	$1,214	1,214

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $1,240. Repurchase proceeds are $1,214.)

Total Short-Term Instruments (Cost $1,214)		1,214

Total Investments 100.2% (Cost $1,760,809)		$1,849,475

Other Assets and Liabilities (Net) (0.2%)		(3,390)

Net Assets 100.0%		$1,846,085

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
PIMCO Funds	$1,848,261	$0	$0	$1,848,261
Short-Term Instruments	0	1,214	0	1,214

Investments, at value	$1,848,261	$1,214	$0	$1,849,475

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	December 31, 2009	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the CommodityRealReturn® Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange

(“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  Investments in funds within the PIMCO Funds are valued at their NAV as reported by the Underlying PIMCO Funds.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a

10	PIMCO Variable Insurance Trust

December 31, 2009

fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

3.  PRINCIPAL RISKS

The Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist

Annual Report	December 31, 2009	11

Notes to Financial Statements (Cont.)

principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently falls, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Underlying PIMCO Funds to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying PIMCO Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

12	PIMCO Variable Insurance Trust

December 31, 2009

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2010, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. For the period ended December 31, 2009, PIMCO recouped $132,456. As of December 31, 2009, the remaining recoverable amount to PIMCO was $52,496.

5.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 4 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The All Asset Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2009 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$43,301	$197,123	$182,752	$18,636	$85,135	$6,292	$(16,815)
Convertible Fund	123,536	24,378	128,263	10,664	32,494	621	(15,289)
Developing Local Markets Fund	125,684	58,993	135,227	1,791	55,688	1,677	(25,221)
Diversified Income Fund	40,372	9,339	15,697	1,042	41,802	2,368	(3,813)
Emerging Local Bond Fund	154,229	20,257	148,292	5,036	40,165	5,183	(17,552)
Emerging Markets Bond Fund	111,756	7,496	101,112	3,449	27,638	4,057	(15,916)
EM Fundamental IndexPLUS™ TR Strategy Fund	1,125	41,033	0	1,137	43,246	21,033	0
Floating Income Fund	55,995	47,522	97,723	3,746	17,480	2,854	(5,396)
Foreign Bond Fund (Unhedged)	45	2	0	1	55	2	0
Fundamental Advantage Total Return Strategy Fund	17,998	173,360	0	(25,022)	171,938	21,984	0
Fundamental IndexPLUS™ Fund	13,494	2,753	12,943	(1,011)	3,508	656	(10,977)
Fundamental IndexPLUS™ TR Fund	43,478	57,113	88,934	1,696	13,287	4,867	(14,279)
Global Advantage Strategy Bond Fund	0	41,349	0	311	41,660	1,112	0
Global Bond Fund (Unhedged)	7	0	7	0	0	0	(2)
High Yield Fund	69,430	80,667	156,698	3,445	12,815	5,350	5,235
Income Fund	34,734	9,804	14,685	887	33,129	2,157	(1,753)
International StocksPLUS® TR Strategy Fund (Unhedged)	2,208	1,899	800	(660)	3,799	912	(574)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	31,963	2,691	22,905	(3,886)	16,251	2,264	(6,750)
Investment Grade Corporate Bond Fund	162,684	199,194	169,305	25,913	220,470	18,010	2,424
Long Duration Total Return Fund	12,314	92,293	44,117	2,647	61,561	4,019	(819)
Long-Term Credit Fund	0	107,690	0	4,810	112,500	3,998	0
Long-Term U.S. Government Fund	0	79,162	10,397	(3,167)	65,600	3,338	1
Low Duration Fund	2	70,105	22,440	1,383	49,283	731	232
Real Return Asset Fund	395,273	138,676	128,682	25,312	449,485	15,654	(25,608)
Real Return Fund	1,231	108,127	4,589	4,263	109,126	2,966	0
RealEstateRealReturn Strategy Fund	62,488	1,438	57,067	3,016	6,062	0	(20,211)
Short-Term Fund	2	358,664	288,066	1,004	71,994	688	390
Small Cap StocksPLUS® TR Fund	67,533	63,485	114,280	1,159	11,901	4,276	(8,176)
StocksPLUS® Total Return Fund	2,816	1,969	526	(1,519)	4,896	907	(290)
Total Return Fund	0	182,411	143,096	2,583	45,293	3,775	3,395
Totals	$1,573,698	$2,178,993	$2,088,603	$88,666	$1,848,261	$141,751	$(177,764)

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$2,178,993	$2,088,603

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	175	$1,793	64	$706
Administrative Class	8,861	86,251	9,274	104,348
Advisor Class	37,013	365,953	55,111	618,789
Class M	2,324	23,125	2,996	33,776
Issued as reinvestment of distributions
Institutional Class	10	108	4	40
Administrative Class	1,481	15,219	1,340	13,532
Advisor Class	9,407	96,716	9,040	89,461
Class M	305	3,162	285	2,842
Cost of shares redeemed
Institutional Class	(56)	(558)	(29)	(339)
Administrative Class	(5,068)	(48,004)	(14,108)	(149,388)
Advisor Class	(47,132)	(461,910)	(12,344)	(137,555)
Class M	(1,774)	(16,645)	(2,449)	(25,189)
Net increase resulting from Portfolio share transactions	5,546	$65,210	49,184	$551,023

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	100
Administrative Class	2	85	*
Advisor Class	3	99
Class M	4	98

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

14	PIMCO Variable Insurance Trust

December 31, 2009

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral
$15,339	$0	$33,203	$0	$(232,892)	$0

(1)	Adjusted for open wash sale loss deferrals.
(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$46,106	$186,786

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,816,271	$68,469	$(35,265)	$33,204

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)	December 31, 2009

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital (5)
12/31/2009	$115,204	$0	$0
12/31/2008	91,592	4,218	10,065

(4)	Includes short-term capital gains, if any, distributed.
(5)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

11.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Class M Shareholders of the All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class M present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for Class M in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	17

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.83%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.86%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2009	19

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

20	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2009	21

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

22	PIMCO Variable Insurance Trust

(Unaudited)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

Annual Report	December 31, 2009	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement (Cont.)	(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

CommodityRealReturn® Strategy Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies

2	PIMCO Variable Insurance Trust

relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations	53.3%
Corporate Bonds & Notes	22.9%
Short-Term Instruments	14.7%
Asset-Backed Securities	3.4%
Mortgage-Backed Securities	2.4%
Other	3.3%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (06/30/04)
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	41.53%	2.50%	3.45%
Dow Jones-UBS Commodity Index Total Return±	18.91%	1.96%	2.14%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the subsidary, as supplemented to date, is 1.15% for Administrative Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,219.06	$1,020.57
Expenses Paid During Period†	$5.15	$4.69

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 0.92% for the Administrative Class reflects net annualized expenses after application of an expense waiver of 0.12%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, which provide exposure.

»

Commodities increased 18.91%, as measured by the Portfolio’s benchmark index, the Dow Jones-UBS Commodity Index Total Return. The industrial metals sector posted the strongest performance, while the livestock sector posted the weakest performance.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»	Positioning for a steeper nominal yield curve in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

»	Exposure to U.S. corporate securities benefited performance as spreads over U.S Treasury securities decreased.

»	An overweight to total U.S. duration, or sensitivity to changes in market interest rates, detracted from performance as nominal interest rates rose during the reporting period.

»	An underweight to inflation-linked bonds (“ILBs”) versus nominal bonds in Europe detracted from performance as ILBs outperformed their nominal counterparts.

4	PIMCO Variable Insurance Trust

Financial Highlights  CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$7.00	$13.35	$11.31	$12.25	$10.49
Net investment income (a)	0.24	0.44	0.47	0.42	0.35
Net realized/unrealized gain (loss) on investments	2.59	(6.08)	2.11	(0.80)	1.64
Total income (loss) from investment operations	2.83	(5.64)	2.58	(0.38)	1.99
Dividends from net investment income	(0.46)	(0.59)	(0.54)	(0.51)	(0.22)
Distributions from net realized capital gains	(0.77)	(0.12)	0.00	(0.05)	(0.01)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.23)	(0.71)	(0.54)	(0.56)	(0.23)
Net asset value end of year	$8.60	$7.00	$13.35	$11.31	$12.25
Total return	41.53%	(43.79)%	23.24%	(3.10)%	19.08%
Net assets end of year (000s)	$477,459	$214,053	$287,125	$180,810	$106,943
Ratio of expenses to average net assets	0.98%	1.06%	0.93%	0.93%	0.89%
Ratio of expenses to average net assets excluding waivers	1.11%	1.15%	1.00%	0.93%	0.89%
Ratio of expenses to average net assets excluding interest expense	0.89%	0.89%	0.87%	0.93%	0.89%
Ratio of expenses to average net assets excluding interest expense and waivers	1.02%	0.98%	0.94%	0.93%	0.89%
Ratio of net investment income to average net assets	3.00%	3.33%	3.90%	3.48%	2.92%
Portfolio turnover rate	742%	1,156%	856%	993%	1,415%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Consolidated Statement of Assets and Liabilities  CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$771,734
Investments in Affiliates, at value	46,480
Repurchase agreements, at value	60,278
Cash	1,191
Deposits with counterparty	232
Foreign currency, at value	703
Receivable for investments sold	33,295
Receivable for Portfolio shares sold	4,942
Interest and dividends receivable	5,139
Dividends receivable from Affiliates	7
Manager reimbursement receivable	47
Swap premiums paid	1,090
Unrealized appreciation on foreign currency contracts	372
Unrealized appreciation on swap agreements	748
Other assets	2
926,260

Liabilities:
Payable for reverse repurchase agreements	$52,993
Payable for investments purchased	800
Payable for investments in Affiliates purchased	7
Payable for investments purchased on a delayed-delivery basis	274,487
Payable for Portfolio shares redeemed	4,913
Written options outstanding	1,544
Deposits from counterparty	22,807
Accrued related party fees	515
Variation margin payable	35
Swap premiums received	159
Unrealized depreciation on foreign currency contracts	325
Unrealized depreciation on swap agreements	3,098
Other liabilities	81
361,764

Net Assets	$564,496

Net Assets Consist of:
Paid in capital	$504,422
Undistributed net investment income	82,996
Accumulated undistributed net realized (loss)	(29,472)
Net unrealized appreciation	6,550
$564,496

Net Assets:
Administrative Class	$477,459
Advisor Class	87,037

Shares Issued and Outstanding:
Administrative Class	55,494
Advisor Class	10,078

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$8.60
Advisor Class	8.64

Cost of Investments Owned	$763,708
Cost of Investments in Affiliates Owned	$46,480
Cost of Repurchase Agreements Owned	$60,278
Cost of Foreign Currency Held	$711
Premiums Received on Written Options	$1,347

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$15,473
Dividends	22
Dividends from Affiliate investments	60
Total Income	15,555

Expenses:
Investment advisory fees	2,322
Supervisory and administrative fees	1,148
Servicing fees – Administrative Class	506
Distribution and/or servicing fees – Advisor Class	158
Trustees' fees	8
Interest expense	347
Total Expenses	4,489
Waiver by Manager	(507)
Net Expenses	3,982

Net Investment Income	11,573

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	28,726
Net realized gain on Affiliate investments	20
Net realized gain on futures contracts, written options and swaps	95,510
Net realized (loss) on foreign currency transactions	(1,158)
Net change in unrealized appreciation on investments	18,424
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(8,296)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,270
Net Gain	134,496

Net Increase in Net Assets Resulting from Operations	$146,069

See Accompanying Notes	Annual Report	December 31, 2009	7

Consolidated Statements of Changes in Net Assets  CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,573	$13,745
Net realized gain (loss)	123,078	(201,269)
Net realized gain on Affiliate investments	20	0
Net change in unrealized appreciation (depreciation)	11,398	(25,885)
Net increase (decrease) resulting from operations	146,069	(213,409)

Distributions to Shareholders:
From net investment income
Administrative Class	(22,026)	(16,564)
Advisor Class	(3,921)	(2,801)
From net realized capital gains
Administrative Class	(39,122)	(3,100)
Advisor Class	(6,918)	(632)
Tax basis return of capital
Administrative Class	0	0
Advisor Class	0	0

Total Distributions	(71,987)	(23,097)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	228,893	335,369
Advisor Class	31,279	78,588
Issued as reinvestment of distributions
Administrative Class	60,731	19,221
Advisor Class	10,840	3,433
Cost of shares redeemed
Administrative Class	(87,986)	(232,954)
Advisor Class	(9,887)	(31,586)
Net increase resulting from Portfolio share transactions	233,870	172,071

Total Increase (Decrease) in Net Assets	307,952	(64,435)

Net Assets:
Beginning of year	256,544	320,979
End of year*	$564,496	$256,544

*Including undistributed (overdistributed) net investment income of:	$82,996	$(4,244)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Cash Flows  CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations (excluding interest expense)	$146,416

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(5,797,129)
Proceeds from sales of long-term securities	5,585,022
Proceeds from sales of short-term portfolio investments, net	2,030
Decrease in deposits with counterparty	4,664
Decrease in receivable for investments sold	76,471
Increase in interest and dividends receivable	(2,399)
Decrease in swap premiums paid	80,875
Increase in other assets	(1)
Decrease in payable for investments purchased	(59,814)
Increase in accrued related party fees	310
Decrease in recoupment payable to manager	(52)
Decrease in other liabilities	(12,910)
Proceeds from futures transactions	1
Payment for currency transactions	(925)
Payment from short sale transactions	(53,023)
Unrealized appreciation on investments	(11,398)
Net realized gain on investments	(123,098)
Net premium on investments	484
Net cash used for operating activities	(164,477)

Cash flows received from financing activities:
Proceeds from shares sold	259,165
Payment on shares redeemed	(93,013)
Cash dividend paid*	(416)
Net repayment of reverse repurchase agreements	(24,652)
Interest expense paid	(347)
Decrease in overdraft due to custodian	(486)
Increase in deposits from counterparty	22,807
Net cash received from financing activities	163,058

Net Decrease in Cash and Foreign Currency	(1,419)

Cash and Foreign Currency:
Beginning of year	3,313
End of year	$1,894

*Reinvestment of dividends	$71,571

See Accompanying Notes	Annual Report	December 31, 2009	9

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 35.6%

BANKING & FINANCE 32.3%

American Express Bank FSB
0.361% due 05/29/2012	$200	$195

American Express Centurion Bank
0.314% due 07/13/2010	1,000	998

American Express Credit Corp.
0.351% due 02/24/2012	1,100	1,076
0.384% due 10/04/2010	600	599
0.392% due 06/16/2011	500	493
1.631% due 05/27/2010	1,000	1,004
5.875% due 05/02/2013	400	430

American International Group, Inc.
8.175% due 05/15/2068	800	534

ANZ National International Ltd.
0.710% due 08/19/2014	1,000	1,010
6.200% due 07/19/2013	1,300	1,401

Bank of America Corp.
5.375% due 06/15/2014	1,000	1,037
7.375% due 05/15/2014	200	227

Bank of Scotland PLC
4.880% due 04/15/2011	700	708

Barclays Bank PLC
7.434% due 09/29/2049	200	185

Bear Stearns Cos. LLC
6.950% due 08/10/2012	700	783

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	3,500	3,530

Citibank N.A.
1.375% due 08/10/2011	13,400	13,441

Citigroup Funding, Inc.
1.325% due 05/07/2010	7,200	7,217

Citigroup, Inc.
0.361% due 05/18/2011	300	295
5.250% due 02/27/2012	1,000	1,034
6.500% due 01/18/2011	3,700	3,870

Commonwealth Bank of Australia
0.533% due 09/17/2014	15,800	15,772
0.704% due 07/12/2013	8,900	8,879

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	300	306

General Electric Capital Corp.
0.253% due 09/21/2012	2,800	2,803
0.253% due 12/21/2012	2,100	2,103
0.426% due 06/01/2012	15,000	15,078

Goldman Sachs Group, Inc.
0.551% due 06/28/2010	1,000	1,001
0.701% due 03/22/2016	2,000	1,845
0.784% due 01/12/2015	6,500	6,211
6.600% due 01/15/2012	300	326

HBOS PLC
6.750% due 05/21/2018	1,000	929

HCP, Inc.
6.700% due 01/30/2018	1,000	972

HSBC Finance Corp.
0.485% due 08/09/2011	600	589
0.524% due 05/10/2010	1,000	1,000
6.750% due 05/15/2011	3,000	3,172

JPMorgan Chase & Co.
0.454% due 01/17/2011	1,100	1,100
5.375% due 10/01/2012	200	217

LeasePlan Corp. NV
3.000% due 05/07/2012	700	717

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	$700	$149
7.000% due 09/27/2027 (a)	100	20

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	987

Merna Reinsurance Ltd.
0.901% due 07/07/2010	1,000	981

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	2,700	2,652
0.485% due 06/05/2012	2,000	1,942
6.050% due 08/15/2012	3,900	4,180

MetLife of Connecticut Institutional Funding Ltd.
0.534% due 12/08/2011	1,000	940

Metropolitan Life Global Funding I
0.312% due 05/17/2010	1,000	999
1.378% due 09/17/2012	2,500	2,514

Morgan Stanley
0.534% due 01/18/2011	2,000	1,991
0.603% due 06/20/2012	3,700	3,739
0.764% due 10/15/2015	600	563
2.372% due 05/14/2010	6,400	6,447

National Australia Bank Ltd.
0.784% due 07/08/2014	7,900	7,876
5.350% due 06/12/2013	1,000	1,077

New York Life Global Funding
4.650% due 05/09/2013	1,000	1,051

Pacific Life Global Funding
5.150% due 04/15/2013	300	314

ProLogis
6.625% due 05/15/2018	500	475

Residential Reinsurance 2007 Ltd.
7.506% due 06/07/2010	500	506

Royal Bank of Scotland Group PLC
1.183% due 04/23/2012	500	506
1.450% due 10/20/2011	6,000	5,989

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	700	630

Sovereign Bancorp, Inc.
4.900% due 09/23/2010	1,000	1,021

UBS AG
1.501% due 09/29/2011	3,500	3,493

US Central Federal Credit Union
1.900% due 10/19/2012	3,200	3,200

Wachovia Bank N.A.
0.327% due 12/02/2010	400	400
1.172% due 05/14/2010	1,000	1,003

Wachovia Corp.
0.413% due 04/23/2012	6,900	6,808
0.414% due 10/15/2011	1,000	989
2.051% due 05/01/2013	2,000	2,042

Wells Fargo Capital XIII
7.700% due 12/29/2049	500	487

Western Corporate Federal Credit Union
1.750% due 11/02/2012	3,100	3,088

Westpac Banking Corp.
0.444% due 12/14/2012	10,200	10,197
0.536% due 09/10/2014	300	301

		182,644

INDUSTRIALS 2.5%

Cardinal Health, Inc.
6.000% due 06/15/2017	1,500	1,530

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dow Chemical Co.
2.525% due 08/08/2011	$1,200	$1,222
4.850% due 08/15/2012	1,000	1,052

JC Penney Corp., Inc.
7.950% due 04/01/2017	700	768

Masco Corp.
6.125% due 10/03/2016	1,000	954

PACCAR, Inc.
1.428% due 09/14/2012	1,700	1,723

Rexam PLC
6.750% due 06/01/2013	400	425

Roche Holdings, Inc.
2.262% due 02/25/2011	1,000	1,021

RPM International, Inc.
6.500% due 02/15/2018	1,000	1,024

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,000	1,084

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	1,007

UST, Inc.
6.625% due 07/15/2012	900	974

Waste Management, Inc.
6.100% due 03/15/2018	700	746

Xstrata Canada Corp.
7.350% due 06/05/2012	400	430

		13,960

UTILITIES 0.8%

AT&T, Inc.
0.378% due 02/05/2010	900	900

Verizon Wireless Capital LLC
2.869% due 05/20/2011	3,300	3,414

		4,314

Total Corporate Bonds & Notes (Cost $200,243)		200,918

MUNICIPAL BONDS & NOTES 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	200	151

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	80

Total Municipal Bonds & Notes (Cost $288)		231

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
0.228% due 08/05/2010	337	337
0.581% due 05/25/2042	18	16
1.828% due 10/01/2044	22	21
1.832% due 03/01/2044	319	319
2.998% due 11/01/2034	124	127
3.855% due 05/25/2035	182	181
5.221% due 07/01/2035	273	287
5.340% due 11/01/2035	521	548
5.381% due 01/01/2036	320	339
5.950% due 02/25/2044	61	66

Freddie Mac
0.141% due 02/01/2011	413	413
0.383% due 07/15/2019 - 10/15/2020	2,503	2,470

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.463% due 02/15/2019	$2,320	$2,322
0.491% due 08/25/2031	3	3
1.832% due 02/25/2045	179	166
2.920% due 01/01/2034	18	18
5.500% due 05/15/2016	235	237
6.608% due 09/01/2036	1,049	1,111
6.611% due 10/01/2036	1,280	1,346
6.703% due 07/01/2036	1,046	1,109

Ginnie Mae
0.533% due 03/20/2037	6,035	5,921

Total U.S. Government Agencies (Cost $17,238)		17,357

U.S. TREASURY OBLIGATIONS 82.9%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013	5,114	5,206
1.250% due 04/15/2014	23,289	24,098
1.375% due 07/15/2018	10,928	10,967
1.625% due 01/15/2015	45,856	47,748
1.625% due 01/15/2018	10,525	10,790
1.875% due 07/15/2013 (g)	25,305	26,683
1.875% due 07/15/2015 (g)	32,341	34,117
1.875% due 07/15/2019	10,987	11,421
2.000% due 04/15/2012	1,811	1,895
2.000% due 01/15/2014 (h)	9,008	9,538
2.000% due 07/15/2014	41,462	43,976
2.000% due 01/15/2016	56,531	59,769
2.125% due 01/15/2019	1,611	1,711
2.375% due 04/15/2011	49,883	51,418
2.375% due 01/15/2017	18,866	20,400
2.375% due 01/15/2025	3,211	3,396
2.500% due 07/15/2016	14,988	16,341
2.625% due 07/15/2017	15,645	17,225
3.000% due 07/15/2012	55,454	59,691
3.375% due 01/15/2012	4,017	4,302
3.500% due 01/15/2011	186	193
3.625% due 04/15/2028	5,613	6,952
3.875% due 04/15/2029	132	170

Total U.S. Treasury Obligations (Cost $459,131)		468,007

MORTGAGE-BACKED SECURITIES 3.7%

Banc of America Large Loan, Inc.
0.743% due 08/15/2029	1,254	1,108

Banc of America Mortgage Securities, Inc.
5.207% due 11/25/2034	486	424

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035	100	90
2.530% due 08/25/2035	94	82
2.560% due 08/25/2035	165	145
2.940% due 03/25/2035	305	267
3.562% due 01/25/2035	1,070	935

Bear Stearns Mortgage Funding Trust
0.301% due 02/25/2037	167	162

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	722	446
5.673% due 12/26/2046	4,263	2,415

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	91	81

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	182	161
4.248% due 08/25/2035	217	193
4.700% due 12/25/2035	1,615	1,439
5.978% due 09/25/2037	2,326	1,631

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	400	382
5.886% due 11/15/2044	200	180

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.428% due 12/20/2046	$2,893	$1,418
6.000% due 02/25/2037	590	471

Countrywide Home Loan Mortgage Pass-Through Trust
3.755% due 11/19/2033	18	17
3.971% due 08/25/2034	100	68

First Horizon Alternative Mortgage Securities
2.596% due 06/25/2034	36	29

Greenpoint Mortgage Funding Trust
0.311% due 01/25/2047	381	331
0.501% due 11/25/2045	20	11

Harborview Mortgage Loan Trust
0.473% due 03/19/2036	115	62

Hilton Hotel Pool Trust
0.735% due 10/03/2015	2,500	2,497

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	340	296
5.429% due 12/12/2043	310	293

JPMorgan Mortgage Trust
5.022% due 02/25/2035	1,295	1,191

LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	200	176

MASTR Adjustable Rate Mortgages Trust
3.096% due 11/21/2034	100	81

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	100	85

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	646	562

Morgan Stanley Capital I
5.880% due 06/11/2049	25	22

Residential Accredit Loans, Inc.
0.481% due 08/25/2037	2,669	1,243
1.904% due 09/25/2045	328	162

Structured Adjustable Rate Mortgage Loan Trust
1.881% due 01/25/2035	31	15
3.586% due 02/25/2034	49	41

Structured Asset Mortgage Investments, Inc.
0.893% due 10/19/2034	41	32

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	824	690
0.323% due 09/15/2021	664	566
5.418% due 01/15/2045	310	298
5.572% due 10/15/2048	200	186

Total Mortgage-Backed Securities (Cost $22,300)		20,984

ASSET-BACKED SECURITIES 5.4%

American Express Credit Account Master Trust
1.183% due 08/15/2012	3,400	3,401

Bank of America Auto Trust
1.700% due 12/15/2011	3,500	3,518

Carrington Mortgage Loan Trust
0.551% due 10/25/2035	208	191

Chase Issuance Trust
0.683% due 09/17/2012	3,500	3,505

Credit-Based Asset Servicing & Securitization LLC
0.351% due 07/25/2037	68	46

First Franklin Mortgage Loan Asset-Backed Certificates
0.271% due 01/25/2038	85	82

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	430	430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.133% due 01/15/2011		$673	$674
2.000% due 12/15/2011		1,500	1,509
2.733% due 05/15/2013		3,200	3,282

Fremont Home Loan Trust
0.291% due 01/25/2037		25	17

GSAMP Trust
0.301% due 12/25/2036		245	155

HFC Home Equity Loan Asset-Backed Certificates
5.910% due 03/20/2036		261	263

Honda Auto Receivables Owner Trust
1.500% due 08/15/2011		500	503

Long Beach Mortgage Loan Trust
0.411% due 08/25/2035		2	2

MBNA Credit Card Master Note Trust
4.500% due 01/15/2013		1,000	1,020

Morgan Stanley ABS Capital I
0.281% due 11/25/2036		153	150

Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		324	241

Option One Mortgage Loan Trust
0.281% due 01/25/2037		28	28

Residential Asset Mortgage Products, Inc.
0.311% due 02/25/2037		958	919

SLM Student Loan Trust
0.282% due 04/25/2017		117	117
0.322% due 04/25/2019		2,200	2,101
1.782% due 04/25/2023		6,957	7,241

Specialty Underwriting & Residential Finance
0.291% due 01/25/2038		287	210

Structured Asset Securities Corp.
4.900% due 04/25/2035		904	601

WaMu Asset-Backed Certificates
0.281% due 01/25/2037		172	129

Total Asset-Backed Securities (Cost $30,315)			30,335

SOVEREIGN ISSUES 1.0%

Societe Financement de l'Economie Francaise
0.484% due 07/16/2012		5,000	5,031
2.125% due 01/30/2012		500	507

Total Sovereign Issues (Cost $5,502)			5,538

FOREIGN CURRENCY-DENOMINATED ISSUES 1.0%

Republic of Germany
3.750% due 01/04/2015	EUR	2,300	3,485

Royal Bank of Scotland Group PLC
0.974% due 01/30/2017		2,000	2,231

Svenska Handelsbanken AB
0.895% due 03/16/2015		100	139

Total Foreign Currency - Denominated Issues (Cost $6,158)			5,855

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		300	275

Total Convertible Preferred Securities (Cost $300)			275

See Accompanying Notes	Annual Report	December 31, 2009	11

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 22.9%

CERTIFICATES OF DEPOSIT 1.2%

Barclays Bank PLC
1.071% due 03/22/2011	$6,700	$6,696

REPURCHASE AGREEMENTS 10.7%

Banc of America Securities LLC
0.010% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% due 10/31/2016 valued at $10,084. Repurchase proceeds are $9,800.)

Barclays Capital, Inc.
0.000% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by Freddie Mac 0.800% due 04/30/2010 valued at $10,172. Repurchase proceeds are $9,800.)

Citigroup Global Markets, Inc.
0.010% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by Fannie Mae 4.000% due 04/01/2024 valued at $9,982. Repurchase proceeds are $9,800.)

Credit Suisse Securities (USA) LLC
0.000% due 01/04/2010	800	800
(Dated 12/31/2009. Collateralized by U.S. Cash Management Bills 0.348% due 06/10/2010 valued at $820. Repurchase proceeds are $800.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Bank N.A.
0.000% due 01/04/2010	$9,800	$9,800
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $10,019. Repurchase proceeds are $9,800.)
0.000% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by Freddie Mac 6.875% due 09/15/2010 valued at $10,010. Repurchase proceeds are $9,800.)

Morgan Stanley
0.000% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by U.S. Treasury Inflation Protected Securities 2.125% due 01/15/2019 valued at $10,004. Repurchase proceeds are $9,800.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	678	678
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $695. Repurchase proceeds are $678.)

		60,278

U.S. CASH MANAGEMENT BILLS 1.5%
0.184% due 04/01/2010 (b)(e)(f)(h)	8,590	8,589

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.2%
0.175% due 02/25/2010 - 03/25/2010 (b)(e)(f)	$6,950	$6,949

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 8.3%
	4,642,403	46,480

Total Short-Term Instruments (Cost $128,991)		128,992

Total Investments 155.6% (Cost $870,466)		$878,492

Written Options (j) (0.3%) (Premiums $1,347)		(1,544)

Other Assets and Liabilities (Net) (55.3%)		(312,452)

Net Assets 100.0%		$564,496

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $1,010 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(f)	Securities with an aggregate market value of $1,510 have been pledged as collateral for delayed-delivery securities on December 31, 2009.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $86,924 at a weighted average interest rate of 0.376%. On December 31, 2009, securities valued at $53,414 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $367 and cash of $232 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2010	12	$26
90-Day Eurodollar June Futures	Long	06/2010	166	2
90-Day Eurodollar March Futures	Long	03/2010	165	1,170
Euro-Bobl March Futures	Long	03/2010	54	(75)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	15	(35)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	12	22
Wheat March Futures	Long	03/2010	45	(125)
Wheat March Futures	Short	03/2010	45	130

				$1,115

(i) Swap agreements outstanding on December 31, 2009: CreditDefault Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.553%	$1,500	$(4)	$0	$(4)
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.676%	1,000	(84)	0	(84)
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	1.484%	800	25	52	(27)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.669%		$1,000	$10	$0	$10
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.135%		1,000	12	0	12
ProLogis	MSC	(1.320%	)	06/20/2018	2.658%		500	43	0	43
Rexam PLC	BCLY	(1.450%	)	06/20/2013	1.011%		400	(6)	0	(6)
Royal Bank of Scotland PLC	UBS	(1.000%	)	03/20/2017	4.022%	EUR	1,700	416	210	206
RPM International, Inc.	GSC	(1.500%	)	03/20/2018	1.208%		$1,000	(21)	0	(21)
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	0.497%		1,000	(15)	0	(15)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.856%		1,000	25	0	25
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.107%		900	(6)	0	(6)
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	0.690%		700	(5)	0	(5)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.529%		400	(4)	0	(4)

								$386	$262	$124

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$2,068	$(18)	$100	$(118)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	3,666	(32)	177	(209)
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	1,034	(9)	56	(65)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	282	(3)	17	(20)
CDX.IG-9 5-Year Index	MLP	(0.600%	)	12/20/2012	484	7	30	(23)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014	12,697	(102)	225	(327)
CDX.IG-12 5-Year Index	MSC	(1.000%	)	06/20/2014	5,754	(46)	218	(264)

						$(203)	$823	$(1,026)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY	EUR	500	$27	$(1)	$28
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		1,700	85	0	85
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		600	29	0	29
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		1,100	59	0	59
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		900	33	0	33
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	1,000	16	3	13
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		4,100	(111)	(73)	(38)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		5,400	(80)	(86)	6
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	8	1	7
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		800	35	2	33

							$101	$(154)	$255

Total Return Swaps on Commodities
Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn December Futures	$(441.600)	11/26/2010	MSC	61	$1	$0	$1
Receive	CBOT Corn December Futures	447.000	11/26/2010	MSC	195	(12)	0	(12)
Pay	CBOT Corn July Futures	(420.250)	06/25/2010	GSC	54	(7)	0	(7)
Receive	Denatured Ethanol January Futures	1.796	12/31/2010	GSC	4	0	0	0

						$(18)	$0	$(18)

See Accompanying Notes	Annual Report	December 31, 2009	13

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio  (Cont.)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSTR Index	578,165	3-Month U.S. Treasury Bill rate plus a specified spread	$128,050	01/27/2010	BCLY	$(424)
Receive	DJUBSTR Index	121,573	3-Month U.S. Treasury Bill rate plus a specified spread	37,490	01/27/2010	CITI	(123)
Receive	SPGCKWP Index	31,916	3-Month U.S. Treasury Bill rate plus a specified spread	1,506	01/27/2010	CITI	(5)
Pay	SPGCWHP Index	67,593	3-Month U.S. Treasury Bill rate plus a specified spread	1,515	01/27/2010	CITI	(1)
Receive	DJUBSTR Index	323,235	3-Month U.S. Treasury Bill rate plus a specified spread	63,870	01/27/2010	CSFB	(165)
Receive	DJUBSTR Index	156,505	3-Month U.S. Treasury Bill rate plus a specified spread	43,850	01/27/2010	GSC	(143)
Receive	DJUBSTR Index	53,304	3-Month U.S. Treasury Bill rate plus a specified spread	18,390	01/27/2010	JPM	(60)
Receive	DJUBSTR Index	19,023	3-Month U.S. Treasury Bill rate plus a specified spread	5,330	01/27/2010	MLP	(18)
Pay	DJUBSTR Index	21,843	3-Month U.S. Treasury Bill rate plus a specified spread	6,120	01/27/2010	MSC	20
Receive	DJUBSTR Index	920,903	3-Month U.S. Treasury Bill rate plus a specified spread	268,100	01/27/2010	MSC	(874)
Pay	SPGCCNTR Index	4,434	3-Month U.S. Treasury Bill rate plus a specified spread	530	01/27/2010	MSC	3
Receive	SPGCKWP Index	27,167	3-Month U.S. Treasury Bill rate plus a specified spread	1,282	01/27/2010	MSC	(4)
Pay	SPGCWHP Index	57,535	3-Month U.S. Treasury Bill rate plus a specified spread	1,289	01/27/2010	MSC	(1)
Receive	DJUBSTR Index	27,446	3-Month U.S. Treasury Bill rate plus a specified spread	7,690	01/27/2010	UBS	(25)

							$(1,820)

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

Variance Swaps
Pay/Receive Variance (6)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	CMX Gold February Futures	$ 0.072	01/15/2010	GSC	$1,000	$28	$0	$28
Pay	ICE Brent Crude Oil February Futures	0.199	01/11/2010	GSC	300	42	0	42
Pay	London Gold Market Fixing Ltd. Index	0.077	01/12/2010	GSC	500	18	0	18
Pay	London Gold Market Fixing Ltd. Index	0.068	05/06/2010	MSC	1,000	7	0	7
Pay	NYMEX WTI Crude Oil February Futures	0.203	01/14/2010	DUB	300	40	0	40

						$135	$0	$135

(6)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(j)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$ 119.000	01/22/2010	8	$1	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	119.000	02/19/2010	3	1	0
Call - OTC DJUBS January Futures	245.000	01/04/2011	1,500,000	60	5
Call - OTC DJUBS October Futures	230.000	10/19/2010	1,000,000	0	3
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	8	5	10
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	3	2	3
Put - OTC DJUBS January Futures	160.000	01/04/2011	1,500,000	81	231
Put - OTC DJUBS October Futures	150.000	10/19/2010	1,000,000	0	120

				$150	$372

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$5,700	$51	$2
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	5,700	31	94
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,800	41	5
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,800	21	53
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	10,800	234	205
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,400	20	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,000	24	57
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,600	33	5
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,500	37	85
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	12,300	139	22
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	12,300	118	233
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	4,000	43	10
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	7

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	$4,000	$23	$0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	6,400	65	2
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	5,100	24	84
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,500	12	2
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,500	6	17
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,100	7	6
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	4,900	61	9
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	12,600	114	239
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	3,000	48	21
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,900	13	11

							$1,197	$1,172

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	5,000,043	$11,400	$749
Sales	4,783,295	251,700	2,782
Closing Buys	(4,783,100)	(148,900)	(2,093)
Expirations	(216)	(3,300)	(91)
Exercised	0	0	0

Balance at 12/31/2009	5,000,022	$110,900	$1,347

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	183	02/2010	CITI	$4	$0	$4
Sell	CHF	222	03/2010	CITI	0	(1)	(1)
Buy	CNY	2,008	03/2010	BCLY	0	(2)	(2)
Sell		1,072	03/2010	BCLY	1	0	1
Buy		1,135	03/2010	BOA	0	(1)	(1)
Buy		934	03/2010	CITI	0	(1)	(1)
Sell		1,737	03/2010	CITI	1	0	1
Buy		4,056	03/2010	DUB	0	(6)	(6)
Sell		4,460	03/2010	DUB	3	0	3
Buy		899	03/2010	HSBC	0	(1)	(1)
Buy		8	03/2010	JPM	0	0	0
Sell		1,771	03/2010	MSC	1	0	1
Buy		1,994	06/2010	BCLY	0	0	0
Buy		837	06/2010	CITI	0	0	0
Buy		360	06/2010	DUB	0	0	0
Buy		2,604	06/2010	HSBC	0	(1)	(1)
Buy		12,155	06/2010	JPM	0	(10)	(10)
Buy		1,048	11/2010	BCLY	0	(1)	(1)
Buy		1,698	11/2010	CITI	0	(2)	(2)
Buy		4,376	11/2010	DUB	0	(7)	(7)
Buy		1,727	11/2010	MSC	0	(3)	(3)
Buy	EUR	1,200	01/2010	RBC	0	(22)	(22)
Sell		2,525	01/2010	RBC	0	(11)	(11)
Sell		103	02/2010	RBS	5	0	5
Sell		3,424	03/2010	GSC	66	0	66
Buy	GBP	134	01/2010	CITI	0	(6)	(6)
Sell	JPY	367,882	01/2010	BNP	149	0	149
Buy		310,349	01/2010	CSFB	0	(184)	(184)
Buy		52,891	01/2010	RBS	0	(21)	(21)
Buy	KRW	1,689,202	02/2010	CITI	32	0	32
Buy		1,126,225	02/2010	DUB	16	0	16
Buy		595,500	02/2010	JPM	11	0	11
Buy		714,750	02/2010	MSC	13	0	13
Buy		56,000	07/2010	BCLY	0	0	0
Buy		111,621	07/2010	DUB	1	0	1
Buy		949,600	07/2010	JPM	9	0	9
Buy		92,745	07/2010	MSC	1	0	1
Buy		221,995	08/2010	MSC	0	0	0
Buy		99,833	11/2010	BCLY	0	(1)	(1)
Buy		54,574	11/2010	CITI	0	(1)	(1)
Buy	MXN	8,027	04/2010	BOA	16	0	16
Buy		10,490	04/2010	DUB	0	(8)	(8)

See Accompanying Notes	Annual Report	December 31, 2009	15

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	46,176	04/2010	RBS	$43	$0	$43
Buy	MYR	10	02/2010	BCLY	0	0	0
Buy		1	02/2010	CITI	0	0	0
Buy		16	02/2010	DUB	0	0	0
Buy		5	02/2010	JPM	0	0	0
Buy		3	06/2010	MSC	0	0	0
Sell	PHP	827	04/2010	DUB	0	0	0
Buy	SGD	3,060	02/2010	CITI	0	(23)	(23)
Buy		2,092	02/2010	GSC	0	(12)	(12)

					$372	$(325)	$47

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$200,918	$0	$200,918
U.S. Treasury Obligations	0	468,007	0	468,007
Asset-Backed Securities	0	30,335	0	30,335
Short-Term Instruments	46,480	82,512	0	128,992
Other Investments +++	275	49,965	0	50,240

Investments, at value	$46,755	$831,737	$0	$878,492
Financial Derivative Instruments ++++	$1,115	$(3,488)	$(359)	$(2,732)

Total	$47,870	$828,249	$(359)	$875,760

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Other Investments +++	$39	$(22)	$0	$(212)	$195	$0	$0	$0
Financial Derivative Instruments ++++	$2,163	$7	$0	$351	$(2,647)	$(233)	$(359)	$85

Total	$2,202	$(15)	$0	$139	$(2,452)	$(233)	$(359)	$85

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$372	$0	$0	$0	$372
Unrealized appreciation on swap agreements	293	0	296	0	159	748

	$293	$372	$296	$0	$159	$1,120

Liabilities:
Written options outstanding	$1,185	$0	$0	$0	$359	$1,544
Variation margin payable^^	33	0	0	0	2	35
Unrealized depreciation on foreign currency contracts	0	325	0	0	0	325
Unrealized depreciation on swap agreements	38	0	1,198	0	1,862	3,098

	$1,256	$325	$1,198	$0	$2,223	$5,002

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(210)	$0	$0	$0	$(500)	$(710)
Net realized gain (loss) on futures contracts, written options and swaps	(1,110)	0	961	0	95,659	95,510
Net realized (loss) on foreign currency transactions	0	(1,388)	0	0	0	(1,388)

	$(1,320)	$(1,388)	$961	$0	$95,159	$93,412

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$1	$0	$0	$0	$195	$196
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	7,975	0	(5,759)	0	(10,512)	(8,296)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,041	0	0	0	1,041

	$7,976	$1,041	$(5,759)	$0	$(10,317)	$(7,059)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,115 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2009	17

Notes to Financial Statements

1.  ORGANIZATION

The CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

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December 31, 2009

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual

20	PIMCO Variable Insurance Trust

December 31, 2009

savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are

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December 31, 2009

made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction

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occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “CRRS Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the CRRS Subsidiary on August 1, 2006, comprising the entire issued share capital of the CRRS Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the CRRS Subsidiary, shares issued by the CRRS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CRRS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CRRS Subsidiary. As of December 31, 2009, net assets of the Portfolio were approximately $564 million, of which approximately $97 million, or approximately 17.2%, represented the Portfolio’s ownership of all issued shares and voting rights of the CRRS Subsidiary.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The CRRS Subsidiary has entered into a separate contract with PIMCO for the management of the CRRS Subsidiary’s portfolio pursuant to which the CRRS Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Waiver by Manager. For the period ended December 31, 2009, the amount was $506,731.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$574,160	$527,700	$0	$46,480	$60	$20

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,533,634	$4,496,753	$1,263,445	$1,012,742

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	28,847	$228,893	25,245	$335,369
Advisor Class	3,959	31,279	5,609	78,588
Issued as reinvestment of distributions
Administrative Class	7,181	60,731	1,880	19,221
Advisor Class	1,279	10,840	352	3,433
Cost of shares redeemed
Administrative Class	(11,116)	(87,986)	(18,056)	(232,954)
Advisor Class	(1,218)	(9,887)	(2,439)	(31,586)
Net increase resulting from Portfolio share transactions	28,932	$233,870	12,591	$172,071

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	5	79	*
Advisor Class	4	80

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

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December 31, 2009

12.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the Portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the CRRS Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the CRRS Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral
$81,243	$0	$1,518	$(163)	$(22,524)	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$0	$22,524

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$876,165	$6,231	$(3,904)	$2,327

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$52,451	$19,536	$0
12/31/2008	23,097	0	0

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the consolidated financial position of the CommodityRealReturn® Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2009, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MYR	Malaysian Ringgit
CHF	Swiss Franc	JPY	Japanese Yen	PHP	Philippine Peso
CNY	Chinese Renminbi	KRW	South Korean Won	SGD	Singapore Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
ICE	IntercontinentalExchange®

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	SPGCCNTR	S&P GSCI Corn Index	SPGCKWP	S&P GSCI Kansas Wheat Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	SPGCWHP	S&P GSCI Wheat Index
DJUBS	Dow Jones-UBS Commodity Index

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	WTI	West Texas Intermediate

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.11%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.09%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

36	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

CommodityRealReturn® Strategy Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies

2	PIMCO Variable Insurance Trust

relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

U.S. Treasury Obligations	53.3%
Corporate Bonds & Notes	22.9%
Short-Term Instruments	14.7%
Asset-Backed Securities	3.4%
Mortgage-Backed Securities	2.4%
Other	3.3%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (02/28/06)
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	41.62%	-0.16%
Dow Jones-UBS Commodity Index Total Return±	18.91%	-1.31%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the Subsidiary, as supplemented to date, is 1.25% for Advisor Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,219.76	$1,020.06
Expenses Paid During Period†	$5.71	$5.19

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 1.02% for the Advisor Class reflects net annualized expenses after application of an expense waiver of 0.12%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, which provide exposure.

»

Commodities increased 18.91%, as measured by the Portfolio’s benchmark index, the Dow Jones-UBS Commodity Index Total Return. The industrial metals sector posted the strongest performance, while the livestock sector posted the weakest performance.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»	Positioning for a steeper nominal yield curve in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

»	Exposure to U.S. corporate securities benefited performance as spreads over U.S Treasury securities decreased.

»	An overweight to total U.S. duration, or sensitivity to changes in market interest rates, detracted from performance as nominal interest rates rose during the reporting period.

»	An underweight to inflation-linked bonds (“ILBs”) versus nominal bonds in Europe detracted from performance as ILBs outperformed their nominal counterparts.

4	PIMCO Variable Insurance Trust

Financial Highlights  CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2009	12/31/2008	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$7.01	$13.35	$11.30	$11.68
Net investment income (a)	0.20	0.42	0.46	0.34
Net realized/unrealized gain (loss) on investments	2.64	(6.08)	2.11	(0.16)
Total income (loss) from investment operations	2.84	(5.66)	2.57	0.18
Dividends from net investment income	(0.44)	(0.56)	(0.52)	(0.51)
Distributions from net realized capital gains	(0.77)	(0.12)	0.00	(0.05)
Tax basis return of capital	0.00	0.00	0.00	0.00
Total distributions	(1.21)	(0.68)	(0.52)	(0.56)
Net asset value end of year or period	$8.64	$7.01	$13.35	$11.30
Total return	41.62%	(43.85)%	23.15%	1.51%
Net assets end of year or period (000s)	$87,037	$42,491	$33,854	$6,084
Ratio of expenses to average net assets	1.08%	1.16%	1.06%	1.03%*
Ratio of expenses to average net assets excluding waivers	1.21%	1.25%	1.13%	1.03%*
Ratio of expenses to average net assets excluding interest expense	0.99%	0.99%	0.97%	1.03%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.12%	1.08%	1.04%	1.03%*
Ratio of net investment income to average net assets	2.43%	3.19%	3.76%	3.50%*
Portfolio turnover rate	742%	1,156%	856%	993%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Consolidated Statement of Assets and Liabilities  CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$771,734
Investments in Affiliates, at value	46,480
Repurchase agreements, at value	60,278
Cash	1,191
Deposits with counterparty	232
Foreign currency, at value	703
Receivable for investments sold	33,295
Receivable for Portfolio shares sold	4,942
Interest and dividends receivable	5,139
Dividends receivable from Affiliates	7
Manager reimbursement receivable	47
Swap premiums paid	1,090
Unrealized appreciation on foreign currency contracts	372
Unrealized appreciation on swap agreements	748
Other assets	2
926,260

Liabilities:
Payable for reverse repurchase agreements	$52,993
Payable for investments purchased	800
Payable for investments in Affiliates purchased	7
Payable for investments purchased on a delayed-delivery basis	274,487
Payable for Portfolio shares redeemed	4,913
Written options outstanding	1,544
Deposits from counterparty	22,807
Accrued related party fees	515
Variation margin payable	35
Swap premiums received	159
Unrealized depreciation on foreign currency contracts	325
Unrealized depreciation on swap agreements	3,098
Other liabilities	81
361,764

Net Assets	$564,496

Net Assets Consist of:
Paid in capital	$504,422
Undistributed net investment income	82,996
Accumulated undistributed net realized (loss)	(29,472)
Net unrealized appreciation	6,550
$564,496

Net Assets:
Administrative Class	$477,459
Advisor Class	87,037

Shares Issued and Outstanding:
Administrative Class	55,494
Advisor Class	10,078

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$8.60
Advisor Class	8.64

Cost of Investments Owned	$763,708
Cost of Investments in Affiliates Owned	$46,480
Cost of Repurchase Agreements Owned	$60,278
Cost of Foreign Currency Held	$711
Premiums Received on Written Options	$1,347

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$15,473
Dividends	22
Dividends from Affiliate investments	60
Total Income	15,555

Expenses:
Investment advisory fees	2,322
Supervisory and administrative fees	1,148
Servicing fees – Administrative Class	506
Distribution and/or servicing fees – Advisor Class	158
Trustees' fees	8
Interest expense	347
Total Expenses	4,489
Waiver by Manager	(507)
Net Expenses	3,982

Net Investment Income	11,573

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	28,726
Net realized gain on Affiliate investments	20
Net realized gain on futures contracts, written options and swaps	95,510
Net realized (loss) on foreign currency transactions	(1,158)
Net change in unrealized appreciation on investments	18,424
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(8,296)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,270
Net Gain	134,496

Net Increase in Net Assets Resulting from Operations	$146,069

See Accompanying Notes	Annual Report	December 31, 2009	7

Consolidated Statements of Changes in Net Assets  CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,573	$13,745
Net realized gain (loss)	123,078	(201,269)
Net realized gain on Affiliate investments	20	0
Net change in unrealized appreciation (depreciation)	11,398	(25,885)
Net increase (decrease) resulting from operations	146,069	(213,409)

Distributions to Shareholders:
From net investment income
Administrative Class	(22,026)	(16,564)
Advisor Class	(3,921)	(2,801)
From net realized capital gains
Administrative Class	(39,122)	(3,100)
Advisor Class	(6,918)	(632)
Tax basis return of capital
Administrative Class	0	0
Advisor Class	0	0

Total Distributions	(71,987)	(23,097)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	228,893	335,369
Advisor Class	31,279	78,588
Issued as reinvestment of distributions
Administrative Class	60,731	19,221
Advisor Class	10,840	3,433
Cost of shares redeemed
Administrative Class	(87,986)	(232,954)
Advisor Class	(9,887)	(31,586)
Net increase resulting from Portfolio share transactions	233,870	172,071

Total Increase (Decrease) in Net Assets	307,952	(64,435)

Net Assets:
Beginning of year	256,544	320,979
End of year*	$564,496	$256,544

*Including undistributed (overdistributed) net investment income of:	$82,996	$(4,244)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Cash Flows  CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations (excluding interest expense)	$146,416

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(5,797,129)
Proceeds from sales of long-term securities	5,585,022
Proceeds from sales of short-term portfolio investments, net	2,030
Decrease in deposits with counterparty	4,664
Decrease in receivable for investments sold	76,471
Increase in interest and dividends receivable	(2,399)
Decrease in swap premiums paid	80,875
Increase in other assets	(1)
Decrease in payable for investments purchased	(59,814)
Increase in accrued related party fees	310
Decrease in recoupment payable to manager	(52)
Decrease in other liabilities	(12,910)
Proceeds from futures transactions	1
Payment for currency transactions	(925)
Payment from short sale transactions	(53,023)
Unrealized appreciation on investments	(11,398)
Net realized gain on investments	(123,098)
Net premium on investments	484
Net cash used for operating activities	(164,477)

Cash flows received from financing activities:
Proceeds from shares sold	259,165
Payment on shares redeemed	(93,013)
Cash dividend paid*	(416)
Net repayment of reverse repurchase agreements	(24,652)
Interest expense paid	(347)
Decrease in overdraft due to custodian	(486)
Increase in deposits from counterparty	22,807
Net cash received from financing activities	163,058

Net Decrease in Cash and Foreign Currency	(1,419)

Cash and Foreign Currency:
Beginning of year	3,313
End of year	$1,894

*Reinvestment of dividends	$71,571

See Accompanying Notes	Annual Report	December 31, 2009	9

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 35.6%

BANKING & FINANCE 32.3%

American Express Bank FSB
0.361% due 05/29/2012	$200	$195

American Express Centurion Bank
0.314% due 07/13/2010	1,000	998

American Express Credit Corp.
0.351% due 02/24/2012	1,100	1,076
0.384% due 10/04/2010	600	599
0.392% due 06/16/2011	500	493
1.631% due 05/27/2010	1,000	1,004
5.875% due 05/02/2013	400	430

American International Group, Inc.
8.175% due 05/15/2068	800	534

ANZ National International Ltd.
0.710% due 08/19/2014	1,000	1,010
6.200% due 07/19/2013	1,300	1,401

Bank of America Corp.
5.375% due 06/15/2014	1,000	1,037
7.375% due 05/15/2014	200	227

Bank of Scotland PLC
4.880% due 04/15/2011	700	708

Barclays Bank PLC
7.434% due 09/29/2049	200	185

Bear Stearns Cos. LLC
6.950% due 08/10/2012	700	783

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	3,500	3,530

Citibank N.A.
1.375% due 08/10/2011	13,400	13,441

Citigroup Funding, Inc.
1.325% due 05/07/2010	7,200	7,217

Citigroup, Inc.
0.361% due 05/18/2011	300	295
5.250% due 02/27/2012	1,000	1,034
6.500% due 01/18/2011	3,700	3,870

Commonwealth Bank of Australia
0.533% due 09/17/2014	15,800	15,772
0.704% due 07/12/2013	8,900	8,879

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	300	306

General Electric Capital Corp.
0.253% due 09/21/2012	2,800	2,803
0.253% due 12/21/2012	2,100	2,103
0.426% due 06/01/2012	15,000	15,078

Goldman Sachs Group, Inc.
0.551% due 06/28/2010	1,000	1,001
0.701% due 03/22/2016	2,000	1,845
0.784% due 01/12/2015	6,500	6,211
6.600% due 01/15/2012	300	326

HBOS PLC
6.750% due 05/21/2018	1,000	929

HCP, Inc.
6.700% due 01/30/2018	1,000	972

HSBC Finance Corp.
0.485% due 08/09/2011	600	589
0.524% due 05/10/2010	1,000	1,000
6.750% due 05/15/2011	3,000	3,172

JPMorgan Chase & Co.
0.454% due 01/17/2011	1,100	1,100
5.375% due 10/01/2012	200	217

LeasePlan Corp. NV
3.000% due 05/07/2012	700	717

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	$700	$149
7.000% due 09/27/2027 (a)	100	20

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	987

Merna Reinsurance Ltd.
0.901% due 07/07/2010	1,000	981

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	2,700	2,652
0.485% due 06/05/2012	2,000	1,942
6.050% due 08/15/2012	3,900	4,180

MetLife of Connecticut Institutional Funding Ltd.
0.534% due 12/08/2011	1,000	940

Metropolitan Life Global Funding I
0.312% due 05/17/2010	1,000	999
1.378% due 09/17/2012	2,500	2,514

Morgan Stanley
0.534% due 01/18/2011	2,000	1,991
0.603% due 06/20/2012	3,700	3,739
0.764% due 10/15/2015	600	563
2.372% due 05/14/2010	6,400	6,447

National Australia Bank Ltd.
0.784% due 07/08/2014	7,900	7,876
5.350% due 06/12/2013	1,000	1,077

New York Life Global Funding
4.650% due 05/09/2013	1,000	1,051

Pacific Life Global Funding
5.150% due 04/15/2013	300	314

ProLogis
6.625% due 05/15/2018	500	475

Residential Reinsurance 2007 Ltd.
7.506% due 06/07/2010	500	506

Royal Bank of Scotland Group PLC
1.183% due 04/23/2012	500	506
1.450% due 10/20/2011	6,000	5,989

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	700	630

Sovereign Bancorp, Inc.
4.900% due 09/23/2010	1,000	1,021

UBS AG
1.501% due 09/29/2011	3,500	3,493

US Central Federal Credit Union
1.900% due 10/19/2012	3,200	3,200

Wachovia Bank N.A.
0.327% due 12/02/2010	400	400
1.172% due 05/14/2010	1,000	1,003

Wachovia Corp.
0.413% due 04/23/2012	6,900	6,808
0.414% due 10/15/2011	1,000	989
2.051% due 05/01/2013	2,000	2,042

Wells Fargo Capital XIII
7.700% due 12/29/2049	500	487

Western Corporate Federal Credit Union
1.750% due 11/02/2012	3,100	3,088

Westpac Banking Corp.
0.444% due 12/14/2012	10,200	10,197
0.536% due 09/10/2014	300	301

		182,644

INDUSTRIALS 2.5%

Cardinal Health, Inc.
6.000% due 06/15/2017	1,500	1,530

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dow Chemical Co.
2.525% due 08/08/2011	$1,200	$1,222
4.850% due 08/15/2012	1,000	1,052

JC Penney Corp., Inc.
7.950% due 04/01/2017	700	768

Masco Corp.
6.125% due 10/03/2016	1,000	954

PACCAR, Inc.
1.428% due 09/14/2012	1,700	1,723

Rexam PLC
6.750% due 06/01/2013	400	425

Roche Holdings, Inc.
2.262% due 02/25/2011	1,000	1,021

RPM International, Inc.
6.500% due 02/15/2018	1,000	1,024

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,000	1,084

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	1,007

UST, Inc.
6.625% due 07/15/2012	900	974

Waste Management, Inc.
6.100% due 03/15/2018	700	746

Xstrata Canada Corp.
7.350% due 06/05/2012	400	430

		13,960

UTILITIES 0.8%

AT&T, Inc.
0.378% due 02/05/2010	900	900

Verizon Wireless Capital LLC
2.869% due 05/20/2011	3,300	3,414

		4,314

Total Corporate Bonds & Notes (Cost $200,243)		200,918

MUNICIPAL BONDS & NOTES 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	200	151

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	80

Total Municipal Bonds & Notes (Cost $288)		231

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
0.228% due 08/05/2010	337	337
0.581% due 05/25/2042	18	16
1.828% due 10/01/2044	22	21
1.832% due 03/01/2044	319	319
2.998% due 11/01/2034	124	127
3.855% due 05/25/2035	182	181
5.221% due 07/01/2035	273	287
5.340% due 11/01/2035	521	548
5.381% due 01/01/2036	320	339
5.950% due 02/25/2044	61	66

Freddie Mac
0.141% due 02/01/2011	413	413
0.383% due 07/15/2019 - 10/15/2020	2,503	2,470

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.463% due 02/15/2019	$2,320	$2,322
0.491% due 08/25/2031	3	3
1.832% due 02/25/2045	179	166
2.920% due 01/01/2034	18	18
5.500% due 05/15/2016	235	237
6.608% due 09/01/2036	1,049	1,111
6.611% due 10/01/2036	1,280	1,346
6.703% due 07/01/2036	1,046	1,109

Ginnie Mae
0.533% due 03/20/2037	6,035	5,921

Total U.S. Government Agencies (Cost $17,238)		17,357

U.S. TREASURY OBLIGATIONS 82.9%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013	5,114	5,206
1.250% due 04/15/2014	23,289	24,098
1.375% due 07/15/2018	10,928	10,967
1.625% due 01/15/2015	45,856	47,748
1.625% due 01/15/2018	10,525	10,790
1.875% due 07/15/2013 (g)	25,305	26,683
1.875% due 07/15/2015 (g)	32,341	34,117
1.875% due 07/15/2019	10,987	11,421
2.000% due 04/15/2012	1,811	1,895
2.000% due 01/15/2014 (h)	9,008	9,538
2.000% due 07/15/2014	41,462	43,976
2.000% due 01/15/2016	56,531	59,769
2.125% due 01/15/2019	1,611	1,711
2.375% due 04/15/2011	49,883	51,418
2.375% due 01/15/2017	18,866	20,400
2.375% due 01/15/2025	3,211	3,396
2.500% due 07/15/2016	14,988	16,341
2.625% due 07/15/2017	15,645	17,225
3.000% due 07/15/2012	55,454	59,691
3.375% due 01/15/2012	4,017	4,302
3.500% due 01/15/2011	186	193
3.625% due 04/15/2028	5,613	6,952
3.875% due 04/15/2029	132	170

Total U.S. Treasury Obligations (Cost $459,131)		468,007

MORTGAGE-BACKED SECURITIES 3.7%

Banc of America Large Loan, Inc.
0.743% due 08/15/2029	1,254	1,108

Banc of America Mortgage Securities, Inc.
5.207% due 11/25/2034	486	424

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035	100	90
2.530% due 08/25/2035	94	82
2.560% due 08/25/2035	165	145
2.940% due 03/25/2035	305	267
3.562% due 01/25/2035	1,070	935

Bear Stearns Mortgage Funding Trust
0.301% due 02/25/2037	167	162

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	722	446
5.673% due 12/26/2046	4,263	2,415

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	91	81

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	182	161
4.248% due 08/25/2035	217	193
4.700% due 12/25/2035	1,615	1,439
5.978% due 09/25/2037	2,326	1,631

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	400	382
5.886% due 11/15/2044	200	180

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.428% due 12/20/2046	$2,893	$1,418
6.000% due 02/25/2037	590	471

Countrywide Home Loan Mortgage Pass-Through Trust
3.755% due 11/19/2033	18	17
3.971% due 08/25/2034	100	68

First Horizon Alternative Mortgage Securities
2.596% due 06/25/2034	36	29

Greenpoint Mortgage Funding Trust
0.311% due 01/25/2047	381	331
0.501% due 11/25/2045	20	11

Harborview Mortgage Loan Trust
0.473% due 03/19/2036	115	62

Hilton Hotel Pool Trust
0.735% due 10/03/2015	2,500	2,497

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	340	296
5.429% due 12/12/2043	310	293

JPMorgan Mortgage Trust
5.022% due 02/25/2035	1,295	1,191

LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	200	176

MASTR Adjustable Rate Mortgages Trust
3.096% due 11/21/2034	100	81

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	100	85

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	646	562

Morgan Stanley Capital I
5.880% due 06/11/2049	25	22

Residential Accredit Loans, Inc.
0.481% due 08/25/2037	2,669	1,243
1.904% due 09/25/2045	328	162

Structured Adjustable Rate Mortgage Loan Trust
1.881% due 01/25/2035	31	15
3.586% due 02/25/2034	49	41

Structured Asset Mortgage Investments, Inc.
0.893% due 10/19/2034	41	32

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	824	690
0.323% due 09/15/2021	664	566
5.418% due 01/15/2045	310	298
5.572% due 10/15/2048	200	186

Total Mortgage-Backed Securities (Cost $22,300)		20,984

ASSET-BACKED SECURITIES 5.4%

American Express Credit Account Master Trust
1.183% due 08/15/2012	3,400	3,401

Bank of America Auto Trust
1.700% due 12/15/2011	3,500	3,518

Carrington Mortgage Loan Trust
0.551% due 10/25/2035	208	191

Chase Issuance Trust
0.683% due 09/17/2012	3,500	3,505

Credit-Based Asset Servicing & Securitization LLC
0.351% due 07/25/2037	68	46

First Franklin Mortgage Loan Asset-Backed Certificates
0.271% due 01/25/2038	85	82

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	430	430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.133% due 01/15/2011		$673	$674
2.000% due 12/15/2011		1,500	1,509
2.733% due 05/15/2013		3,200	3,282

Fremont Home Loan Trust
0.291% due 01/25/2037		25	17

GSAMP Trust
0.301% due 12/25/2036		245	155

HFC Home Equity Loan Asset-Backed Certificates
5.910% due 03/20/2036		261	263

Honda Auto Receivables Owner Trust
1.500% due 08/15/2011		500	503

Long Beach Mortgage Loan Trust
0.411% due 08/25/2035		2	2

MBNA Credit Card Master Note Trust
4.500% due 01/15/2013		1,000	1,020

Morgan Stanley ABS Capital I
0.281% due 11/25/2036		153	150

Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		324	241

Option One Mortgage Loan Trust
0.281% due 01/25/2037		28	28

Residential Asset Mortgage Products, Inc.
0.311% due 02/25/2037		958	919

SLM Student Loan Trust
0.282% due 04/25/2017		117	117
0.322% due 04/25/2019		2,200	2,101
1.782% due 04/25/2023		6,957	7,241

Specialty Underwriting & Residential Finance
0.291% due 01/25/2038		287	210

Structured Asset Securities Corp.
4.900% due 04/25/2035		904	601

WaMu Asset-Backed Certificates
0.281% due 01/25/2037		172	129

Total Asset-Backed Securities (Cost $30,315)			30,335

SOVEREIGN ISSUES 1.0%

Societe Financement de l'Economie Francaise
0.484% due 07/16/2012		5,000	5,031
2.125% due 01/30/2012		500	507

Total Sovereign Issues (Cost $5,502)			5,538

FOREIGN CURRENCY-DENOMINATED ISSUES 1.0%

Republic of Germany
3.750% due 01/04/2015	EUR	2,300	3,485

Royal Bank of Scotland Group PLC
0.974% due 01/30/2017		2,000	2,231

Svenska Handelsbanken AB
0.895% due 03/16/2015		100	139

Total Foreign Currency - Denominated Issues (Cost $6,158)			5,855

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		300	275

Total Convertible Preferred Securities (Cost $300)			275

See Accompanying Notes	Annual Report	December 31, 2009	11

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 22.9%

CERTIFICATES OF DEPOSIT 1.2%

Barclays Bank PLC
1.071% due 03/22/2011	$6,700	$6,696

REPURCHASE AGREEMENTS 10.7%

Banc of America Securities LLC
0.010% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% due 10/31/2016 valued at $10,084. Repurchase proceeds are $9,800.)

Barclays Capital, Inc.
0.000% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by Freddie Mac 0.800% due 04/30/2010 valued at $10,172. Repurchase proceeds are $9,800.)

Citigroup Global Markets, Inc.
0.010% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by Fannie Mae 4.000% due 04/01/2024 valued at $9,982. Repurchase proceeds are $9,800.)

Credit Suisse Securities (USA) LLC
0.000% due 01/04/2010	800	800
(Dated 12/31/2009. Collateralized by U.S. Cash Management Bills 0.348% due 06/10/2010 valued at $820. Repurchase proceeds are $800.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Bank N.A.
0.000% due 01/04/2010	$9,800	$9,800
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $10,019. Repurchase proceeds are $9,800.)
0.000% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by Freddie Mac 6.875% due 09/15/2010 valued at $10,010. Repurchase proceeds are $9,800.)

Morgan Stanley
0.000% due 01/04/2010	9,800	9,800
(Dated 12/31/2009. Collateralized by U.S. Treasury Inflation Protected Securities 2.125% due 01/15/2019 valued at $10,004. Repurchase proceeds are $9,800.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	678	678
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $695. Repurchase proceeds are $678.)

		60,278

U.S. CASH MANAGEMENT BILLS 1.5%
0.184% due 04/01/2010 (b)(e)(f)(h)	8,590	8,589

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.2%
0.175% due 02/25/2010 - 03/25/2010 (b)(e)(f)	$6,950	$6,949

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 8.3%
	4,642,403	46,480

Total Short-Term Instruments (Cost $128,991)		128,992

Total Investments 155.6% (Cost $870,466)		$878,492

Written Options (j) (0.3%) (Premiums $1,347)		(1,544)

Other Assets and Liabilities (Net) (55.3%)		(312,452)

Net Assets 100.0%		$564,496

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $1,010 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(f)	Securities with an aggregate market value of $1,510 have been pledged as collateral for delayed-delivery securities on December 31, 2009.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $86,924 at a weighted average interest rate of 0.376%. On December 31, 2009, securities valued at $53,414 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $367 and cash of $232 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2010	12	$26
90-Day Eurodollar June Futures	Long	06/2010	166	2
90-Day Eurodollar March Futures	Long	03/2010	165	1,170
Euro-Bobl March Futures	Long	03/2010	54	(75)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	15	(35)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	12	22
Wheat March Futures	Long	03/2010	45	(125)
Wheat March Futures	Short	03/2010	45	130

				$1,115

(i) Swap agreements outstanding on December 31, 2009: CreditDefault Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.553%	$1,500	$(4)	$0	$(4)
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.676%	1,000	(84)	0	(84)
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	1.484%	800	25	52	(27)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.669%		$1,000	$10	$0	$10
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.135%		1,000	12	0	12
ProLogis	MSC	(1.320%	)	06/20/2018	2.658%		500	43	0	43
Rexam PLC	BCLY	(1.450%	)	06/20/2013	1.011%		400	(6)	0	(6)
Royal Bank of Scotland PLC	UBS	(1.000%	)	03/20/2017	4.022%	EUR	1,700	416	210	206
RPM International, Inc.	GSC	(1.500%	)	03/20/2018	1.208%		$1,000	(21)	0	(21)
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	0.497%		1,000	(15)	0	(15)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.856%		1,000	25	0	25
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.107%		900	(6)	0	(6)
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	0.690%		700	(5)	0	(5)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.529%		400	(4)	0	(4)

								$386	$262	$124

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$2,068	$(18)	$100	$(118)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	3,666	(32)	177	(209)
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	1,034	(9)	56	(65)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	282	(3)	17	(20)
CDX.IG-9 5-Year Index	MLP	(0.600%	)	12/20/2012	484	7	30	(23)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014	12,697	(102)	225	(327)
CDX.IG-12 5-Year Index	MSC	(1.000%	)	06/20/2014	5,754	(46)	218	(264)

						$(203)	$823	$(1,026)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY	EUR	500	$27	$(1)	$28
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		1,700	85	0	85
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		600	29	0	29
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		1,100	59	0	59
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		900	33	0	33
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	1,000	16	3	13
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		4,100	(111)	(73)	(38)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		5,400	(80)	(86)	6
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	8	1	7
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		800	35	2	33

							$101	$(154)	$255

Total Return Swaps on Commodities
Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn December Futures	$(441.600)	11/26/2010	MSC	61	$1	$0	$1
Receive	CBOT Corn December Futures	447.000	11/26/2010	MSC	195	(12)	0	(12)
Pay	CBOT Corn July Futures	(420.250)	06/25/2010	GSC	54	(7)	0	(7)
Receive	Denatured Ethanol January Futures	1.796	12/31/2010	GSC	4	0	0	0

						$(18)	$0	$(18)

See Accompanying Notes	Annual Report	December 31, 2009	13

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio  (Cont.)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSTR Index	578,165	3-Month U.S. Treasury Bill rate plus a specified spread	$128,050	01/27/2010	BCLY	$(424)
Receive	DJUBSTR Index	121,573	3-Month U.S. Treasury Bill rate plus a specified spread	37,490	01/27/2010	CITI	(123)
Receive	SPGCKWP Index	31,916	3-Month U.S. Treasury Bill rate plus a specified spread	1,506	01/27/2010	CITI	(5)
Pay	SPGCWHP Index	67,593	3-Month U.S. Treasury Bill rate plus a specified spread	1,515	01/27/2010	CITI	(1)
Receive	DJUBSTR Index	323,235	3-Month U.S. Treasury Bill rate plus a specified spread	63,870	01/27/2010	CSFB	(165)
Receive	DJUBSTR Index	156,505	3-Month U.S. Treasury Bill rate plus a specified spread	43,850	01/27/2010	GSC	(143)
Receive	DJUBSTR Index	53,304	3-Month U.S. Treasury Bill rate plus a specified spread	18,390	01/27/2010	JPM	(60)
Receive	DJUBSTR Index	19,023	3-Month U.S. Treasury Bill rate plus a specified spread	5,330	01/27/2010	MLP	(18)
Pay	DJUBSTR Index	21,843	3-Month U.S. Treasury Bill rate plus a specified spread	6,120	01/27/2010	MSC	20
Receive	DJUBSTR Index	920,903	3-Month U.S. Treasury Bill rate plus a specified spread	268,100	01/27/2010	MSC	(874)
Pay	SPGCCNTR Index	4,434	3-Month U.S. Treasury Bill rate plus a specified spread	530	01/27/2010	MSC	3
Receive	SPGCKWP Index	27,167	3-Month U.S. Treasury Bill rate plus a specified spread	1,282	01/27/2010	MSC	(4)
Pay	SPGCWHP Index	57,535	3-Month U.S. Treasury Bill rate plus a specified spread	1,289	01/27/2010	MSC	(1)
Receive	DJUBSTR Index	27,446	3-Month U.S. Treasury Bill rate plus a specified spread	7,690	01/27/2010	UBS	(25)

							$(1,820)

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

Variance Swaps
Pay/Receive Variance (6)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	CMX Gold February Futures	$ 0.072	01/15/2010	GSC	$1,000	$28	$0	$28
Pay	ICE Brent Crude Oil February Futures	0.199	01/11/2010	GSC	300	42	0	42
Pay	London Gold Market Fixing Ltd. Index	0.077	01/12/2010	GSC	500	18	0	18
Pay	London Gold Market Fixing Ltd. Index	0.068	05/06/2010	MSC	1,000	7	0	7
Pay	NYMEX WTI Crude Oil February Futures	0.203	01/14/2010	DUB	300	40	0	40

						$135	$0	$135

(6)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(j)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$ 119.000	01/22/2010	8	$1	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	119.000	02/19/2010	3	1	0
Call - OTC DJUBS January Futures	245.000	01/04/2011	1,500,000	60	5
Call - OTC DJUBS October Futures	230.000	10/19/2010	1,000,000	0	3
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	8	5	10
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	3	2	3
Put - OTC DJUBS January Futures	160.000	01/04/2011	1,500,000	81	231
Put - OTC DJUBS October Futures	150.000	10/19/2010	1,000,000	0	120

				$150	$372

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$5,700	$51	$2
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	5,700	31	94
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,800	41	5
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,800	21	53
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	10,800	234	205
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,400	20	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,000	24	57
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,600	33	5
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,500	37	85
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	12,300	139	22
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	12,300	118	233
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	4,000	43	10
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	7

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	$4,000	$23	$0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	6,400	65	2
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	5,100	24	84
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,500	12	2
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,500	6	17
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,100	7	6
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	4,900	61	9
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	12,600	114	239
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	3,000	48	21
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,900	13	11

							$1,197	$1,172

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	5,000,043	$11,400	$749
Sales	4,783,295	251,700	2,782
Closing Buys	(4,783,100)	(148,900)	(2,093)
Expirations	(216)	(3,300)	(91)
Exercised	0	0	0

Balance at 12/31/2009	5,000,022	$110,900	$1,347

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	183	02/2010	CITI	$4	$0	$4
Sell	CHF	222	03/2010	CITI	0	(1)	(1)
Buy	CNY	2,008	03/2010	BCLY	0	(2)	(2)
Sell		1,072	03/2010	BCLY	1	0	1
Buy		1,135	03/2010	BOA	0	(1)	(1)
Buy		934	03/2010	CITI	0	(1)	(1)
Sell		1,737	03/2010	CITI	1	0	1
Buy		4,056	03/2010	DUB	0	(6)	(6)
Sell		4,460	03/2010	DUB	3	0	3
Buy		899	03/2010	HSBC	0	(1)	(1)
Buy		8	03/2010	JPM	0	0	0
Sell		1,771	03/2010	MSC	1	0	1
Buy		1,994	06/2010	BCLY	0	0	0
Buy		837	06/2010	CITI	0	0	0
Buy		360	06/2010	DUB	0	0	0
Buy		2,604	06/2010	HSBC	0	(1)	(1)
Buy		12,155	06/2010	JPM	0	(10)	(10)
Buy		1,048	11/2010	BCLY	0	(1)	(1)
Buy		1,698	11/2010	CITI	0	(2)	(2)
Buy		4,376	11/2010	DUB	0	(7)	(7)
Buy		1,727	11/2010	MSC	0	(3)	(3)
Buy	EUR	1,200	01/2010	RBC	0	(22)	(22)
Sell		2,525	01/2010	RBC	0	(11)	(11)
Sell		103	02/2010	RBS	5	0	5
Sell		3,424	03/2010	GSC	66	0	66
Buy	GBP	134	01/2010	CITI	0	(6)	(6)
Sell	JPY	367,882	01/2010	BNP	149	0	149
Buy		310,349	01/2010	CSFB	0	(184)	(184)
Buy		52,891	01/2010	RBS	0	(21)	(21)
Buy	KRW	1,689,202	02/2010	CITI	32	0	32
Buy		1,126,225	02/2010	DUB	16	0	16
Buy		595,500	02/2010	JPM	11	0	11
Buy		714,750	02/2010	MSC	13	0	13
Buy		56,000	07/2010	BCLY	0	0	0
Buy		111,621	07/2010	DUB	1	0	1
Buy		949,600	07/2010	JPM	9	0	9
Buy		92,745	07/2010	MSC	1	0	1
Buy		221,995	08/2010	MSC	0	0	0
Buy		99,833	11/2010	BCLY	0	(1)	(1)
Buy		54,574	11/2010	CITI	0	(1)	(1)
Buy	MXN	8,027	04/2010	BOA	16	0	16
Buy		10,490	04/2010	DUB	0	(8)	(8)

See Accompanying Notes	Annual Report	December 31, 2009	15

Consolidated Schedule of Investments  CommodityRealReturn® Strategy Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	46,176	04/2010	RBS	$43	$0	$43
Buy	MYR	10	02/2010	BCLY	0	0	0
Buy		1	02/2010	CITI	0	0	0
Buy		16	02/2010	DUB	0	0	0
Buy		5	02/2010	JPM	0	0	0
Buy		3	06/2010	MSC	0	0	0
Sell	PHP	827	04/2010	DUB	0	0	0
Buy	SGD	3,060	02/2010	CITI	0	(23)	(23)
Buy		2,092	02/2010	GSC	0	(12)	(12)

					$372	$(325)	$47

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$200,918	$0	$200,918
U.S. Treasury Obligations	0	468,007	0	468,007
Asset-Backed Securities	0	30,335	0	30,335
Short-Term Instruments	46,480	82,512	0	128,992
Other Investments +++	275	49,965	0	50,240

Investments, at value	$46,755	$831,737	$0	$878,492
Financial Derivative Instruments ++++	$1,115	$(3,488)	$(359)	$(2,732)

Total	$47,870	$828,249	$(359)	$875,760

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Other Investments +++	$39	$(22)	$0	$(212)	$195	$0	$0	$0
Financial Derivative Instruments ++++	$2,163	$7	$0	$351	$(2,647)	$(233)	$(359)	$85

Total	$2,202	$(15)	$0	$139	$(2,452)	$(233)	$(359)	$85

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$372	$0	$0	$0	$372
Unrealized appreciation on swap agreements	293	0	296	0	159	748

	$293	$372	$296	$0	$159	$1,120

Liabilities:
Written options outstanding	$1,185	$0	$0	$0	$359	$1,544
Variation margin payable^^	33	0	0	0	2	35
Unrealized depreciation on foreign currency contracts	0	325	0	0	0	325
Unrealized depreciation on swap agreements	38	0	1,198	0	1,862	3,098

	$1,256	$325	$1,198	$0	$2,223	$5,002

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(210)	$0	$0	$0	$(500)	$(710)
Net realized gain (loss) on futures contracts, written options and swaps	(1,110)	0	961	0	95,659	95,510
Net realized (loss) on foreign currency transactions	0	(1,388)	0	0	0	(1,388)

	$(1,320)	$(1,388)	$961	$0	$95,159	$93,412

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$1	$0	$0	$0	$195	$196
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	7,975	0	(5,759)	0	(10,512)	(8,296)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,041	0	0	0	1,041

	$7,976	$1,041	$(5,759)	$0	$(10,317)	$(7,059)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,115 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2009	17

Notes to Financial Statements

1.  ORGANIZATION

The CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

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(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual

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savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

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Notes to Financial Statements (Cont.)

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade

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December 31, 2009

securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

24	PIMCO Variable Insurance Trust

December 31, 2009

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “CRRS Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the CRRS Subsidiary on August 1, 2006, comprising the entire issued share capital of the CRRS Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the CRRS Subsidiary, shares issued by the CRRS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CRRS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CRRS Subsidiary. As of December 31, 2009, net assets of the Portfolio were approximately $564 million, of which approximately $97 million, or approximately 17.2%, represented the Portfolio’s ownership of all issued shares and voting rights of the CRRS Subsidiary.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The CRRS Subsidiary has entered into a separate contract with PIMCO for the management of the CRRS Subsidiary’s portfolio pursuant to which the CRRS Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Waiver by Manager. For the period ended December 31, 2009, the amount was $506,731.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$574,160	$527,700	$0	$46,480	$60	$20

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,533,634	$4,496,753	$1,263,445	$1,012,742

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	28,847	$228,893	25,245	$335,369
Advisor Class	3,959	31,279	5,609	78,588
Issued as reinvestment of distributions
Administrative Class	7,181	60,731	1,880	19,221
Advisor Class	1,279	10,840	352	3,433
Cost of shares redeemed
Administrative Class	(11,116)	(87,986)	(18,056)	(232,954)
Advisor Class	(1,218)	(9,887)	(2,439)	(31,586)
Net increase resulting from Portfolio share transactions	28,932	$233,870	12,591	$172,071

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	5	79	*
Advisor Class	4	80

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

26	PIMCO Variable Insurance Trust

December 31, 2009

12.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the Portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the CRRS Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the CRRS Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral
$81,243	$0	$1,518	$(163)	$(22,524)	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$0	$22,524

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$876,165	$6,231	$(3,904)	$2,327

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$52,451	$19,536	$0
12/31/2008	23,097	0	0

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the consolidated financial position of the CommodityRealReturn® Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2009, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MYR	Malaysian Ringgit
CHF	Swiss Franc	JPY	Japanese Yen	PHP	Philippine Peso
CNY	Chinese Renminbi	KRW	South Korean Won	SGD	Singapore Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
ICE	IntercontinentalExchange®

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	SPGCCNTR	S&P GSCI Corn Index	SPGCKWP	S&P GSCI Kansas Wheat Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	SPGCWHP	S&P GSCI Wheat Index
DJUBS	Dow Jones-UBS Commodity Index

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	WTI	West Texas Intermediate

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.11%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.09%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

36	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Emerging Markets Bond Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Russia	22.4%
Brazil	14.8%
Mexico	13.7%
United States	8.6%
Indonesia	6.9%
Colombia	6.7%
Short-Term Instruments	1.0%
Other	25.9%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (09/30/02)
PIMCO Emerging Markets Bond Portfolio Administrative Class	30.51%	7.37%	13.20%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	28.18%	8.10%	12.39%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.13% for Administrative Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,130.02	$1,020.16
Expenses Paid During Period†	$5.37	$5.09

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

An overweight to emerging market (“EM”) corporate and quasi-sovereign credits benefited relative performance. EM corporate securities, as represented by the JPMorgan Corporate Emerging Markets Bond Index, returned 41.73%, and outperformed EM sovereign credits, as represented by the JPMorgan Emerging Markets Bond Index Global (“JPMorgan EMBIG”), which returned 28.18% during the reporting period.

»

An underweight to Turkey benefited relative performance. The JPMorgan EMBIG Turkey sub index returned 24.13% for the reporting period, underperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to China benefited relative performance. The JPMorgan EMBIG China sub index returned 7.73% for the reporting period, underperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Malaysia benefited relative performance. The JPMorgan EMBIG Malaysia sub index returned 12.63% for the reporting period, underperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Venezuela detracted from relative performance. The JPMorgan EMBIG Venezuela sub index returned 62.09% for the reporting period, outperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Argentina detracted from relative performance. The JPMorgan EMBIG Argentina sub index returned 132.78% for the reporting period, outperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Ukraine throughout much of the period, detracted from relative performance. The JPMorgan EMBIG Ukraine sub index returned 117.90% for the reporting period, outperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Pakistan detracted from relative performance. The JPMorgan EMBIG Pakistan sub index returned 147.39% for the reporting period, outperforming the overall EM market, as represented by the JPMorgan EMBIG.

4	PIMCO Variable Insurance Trust

Financial Highlights  Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$10.32	$13.67	$13.96	$13.66	$13.21
Net investment income (a)	0.62	0.75	0.74	0.70	0.67
Net realized/unrealized gain (loss) on investments	2.44	(2.70)	0.05	0.52	0.71
Total income (loss) from investment operations	3.06	(1.95)	0.79	1.22	1.38
Dividends from net investment income	(0.70)	(0.83)	(0.80)	(0.73)	(0.68)
Distributions from net realized capital gains	0.00	(0.57)	(0.28)	(0.19)	(0.25)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.70)	(1.40)	(1.08)	(0.92)	(0.93)
Net asset value end of year	$12.68	$10.32	$13.67	$13.96	$13.66
Total return	30.51%	(14.57)%	5.80%	9.25%	10.75%
Net assets end of year (000s)	$183,934	$127,501	$196,497	$207,298	$133,142
Ratio of expenses to average net assets	1.01%	1.13%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	5.39%	5.87%	5.33%	5.15%	5.01%
Portfolio turnover rate	234%	198%	145%	283%	242%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$189,904
Investments in Affiliates, at value	1,534
Repurchase agreements, at value	280
Cash	174
Deposits with counterparty	139
Foreign currency, at value	301
Receivable for investments sold	556
Receivable for Portfolio shares sold	186
Interest and dividends receivable	3,540
Dividends receivable from Affiliates	1
Swap premiums paid	1,216
Unrealized appreciation on foreign currency contracts	129
Unrealized appreciation on swap agreements	928
198,888

Liabilities:
Payable for investments purchased	$657
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	268
Written options outstanding	363
Deposits from counterparty	1,980
Accrued related party fees	183
Variation margin payable	57
Swap premiums received	170
Unrealized depreciation on foreign currency contracts	15
Unrealized depreciation on swap agreements	112
Other liabilities	13
3,819

Net Assets	$195,069

Net Assets Consist of:
Paid in capital	$196,736
(Overdistributed) net investment income	(7)
Accumulated undistributed net realized (loss)	(11,555)
Net unrealized appreciation	9,895
$195,069

Net Assets:
Administrative Class	$183,934
Advisor Class	11,135

Shares Issued and Outstanding:
Administrative Class	14,501
Advisor Class	878

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$12.68
Advisor Class	12.68

Cost of Investments Owned	$181,137
Cost of Investments in Affiliates Owned	$1,534
Cost of Repurchase Agreements Owned	$280
Cost of Foreign Currency Held	$294
Premiums Received on Written Options	$364

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$10,062
Dividends from Affiliate investments	24
Total Income	10,086

Expenses:
Investment advisory fees	713
Supervisory and administrative fees	634
Servicing fees – Administrative Class	227
Distribution and/or servicing fees – Advisor Class	18
Trustees' fees	3
Interest expense	22
Total Expenses	1,617

Net Investment Income	8,469

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(10,865)
Net realized gain on Affiliate investments	11
Net realized gain on futures contracts, written options and swaps	3,286
Net realized (loss) on foreign currency transactions	(673)
Net change in unrealized appreciation on investments	34,822
Net change in unrealized appreciation on futures contracts, written options and swaps	4,169
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,200
Net Gain	31,950

Net Increase in Net Assets Resulting from Operations	$40,419

*Foreign tax withholdings	$13

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,469	$10,288
Net realized (loss)	(8,252)	(2,477)
Net realized gain on Affiliate investments	11	0
Net change in unrealized appreciation (depreciation)	40,191	(33,977)
Net increase (decrease) resulting from operations	40,419	(26,166)

Distributions to Shareholders:
From net investment income
Administrative Class	(9,049)	(11,075)
Advisor Class	(415)	(248)
From net realized capital gains
Administrative Class	0	(6,675)
Advisor Class	0	(201)

Total Distributions	(9,464)	(18,199)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	107,390	62,929
Advisor Class	7,269	4,527
Issued as reinvestment of distributions
Administrative Class	9,049	17,750
Advisor Class	415	449
Cost of shares redeemed
Administrative Class	(89,569)	(106,447)
Advisor Class	(1,865)	(1,739)
Net increase (decrease) resulting from Portfolio share transactions	32,689	(22,531)

Total Increase (Decrease) in Net Assets	63,644	(66,896)

Net Assets:
Beginning of year	131,425	198,321
End of year*	$195,069	$131,425

*Including undistributed (overdistributed) net investment income of:	$(7)	$2,238

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Emerging Markets Bond Portfolio	December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BERMUDA 0.4%

Noble Group Ltd.
6.750% due 01/29/2020		$700	$721

Total Bermuda (Cost $694)			721

BRAZIL 14.5%

Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		$700	753
6.500% due 06/10/2019		2,200	2,376

Brazil Government International Bond
6.000% due 01/17/2017		2,167	2,351
8.000% due 01/15/2018		796	913
8.750% due 02/04/2025		300	390
8.875% due 10/14/2019		4,800	6,216
8.875% due 04/15/2024		350	457
10.250% due 01/10/2028	BRL	850	491
11.000% due 08/17/2040		$4,625	6,186
12.500% due 01/05/2016	BRL	500	326

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		$1,700	1,851

CSN Islands XI Corp.
6.875% due 09/21/2019		600	603

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019		800	902

Gerdau Holdings, Inc.
7.000% due 01/20/2020		900	929

Petrobras International Finance Co.
7.875% due 03/15/2019		2,440	2,825

Vale Overseas Ltd.
6.875% due 11/21/2036		760	761

Total Brazil (Cost $26,710)			28,330

CHILE 0.6%

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		$1,000	1,090

Total Chile (Cost $996)			1,090

CHINA 0.3%

Export-Import Bank of China
4.875% due 07/21/2015		$550	588

Total China (Cost $541)			588

COLOMBIA 6.6%

Colombia Government International Bond
2.085% due 11/16/2015		$500	499
7.375% due 01/27/2017		2,800	3,171
8.125% due 05/21/2024		300	357
8.250% due 12/22/2014		2,825	3,334
10.375% due 01/28/2033		225	318
10.750% due 01/15/2013		400	488
11.750% due 02/25/2020		400	579
12.000% due 10/22/2015	COP	457,000	275

Ecopetrol S.A.
7.625% due 07/23/2019		$3,400	3,786

Total Colombia (Cost $11,928)			12,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT 0.4%

Petroleum Export Ltd.
5.265% due 06/15/2011		$263	$257

Petroleum Export Ltd. II
6.340% due 06/20/2011		462	454

Total Egypt (Cost $721)			711

EL SALVADOR 0.4%

AES El Salvador Trust
6.750% due 02/01/2016		$700	625

El Salvador Government International Bond
8.500% due 07/25/2011		150	159

Total El Salvador (Cost $842)			784

GUATEMALA 0.3%

Guatemala Government Bond
9.250% due 08/01/2013		$570	653

Total Guatemala (Cost $570)			653

INDONESIA 6.8%

Indonesia Government International Bond
6.875% due 03/09/2017		$2,700	2,977
6.875% due 01/17/2018		1,100	1,207
7.750% due 01/17/2038		100	114
11.625% due 03/04/2019		5,300	7,632

Majapahit Holding BV
7.250% due 10/17/2011		253	265
7.250% due 06/28/2017		700	719
7.875% due 06/29/2037		400	394

Total Indonesia (Cost $12,516)			13,308

ISRAEL 0.1%

Israel Government AID Bond
5.500% due 04/26/2024		$100	107

Total Israel (Cost $110)			107

KAZAKHSTAN 1.0%

Intergas Finance BV
6.375% due 05/14/2017		$300	287
6.875% due 11/04/2011		126	129

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		1,429	1,433

Total Kazakhstan (Cost $1,858)			1,849

MEXICO 13.5%

America Movil SAB de C.V.
5.000% due 10/16/2019		$300	294
8.460% due 12/18/2036	MXN	5,400	338

C8 Capital SPV Ltd.
6.640% due 12/29/2049		1,000	696

C10 Capital SPV Ltd.
6.722% due 12/31/2049		$200	141

Cemex Finance LLC
9.500% due 12/14/2016		1,200	1,263

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corp GEO SAB de C.V.
8.875% due 09/25/2014		$200	$207

Desarrolladora Homex SAB de C.V.
9.500% due 12/11/2019		300	302

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		100	79

Mexico Government International Bond
5.500% due 02/17/2020	EUR	200	298
5.625% due 01/15/2017		$1,600	1,676
5.950% due 03/19/2019		2,000	2,125
6.750% due 09/27/2034		3,534	3,746
7.250% due 12/15/2016	MXN	8,600	648
7.500% due 04/08/2033		$2,460	2,835
9.500% due 12/18/2014	MXN	6,436	534

Pemex Project Funding Master Trust
5.750% due 03/01/2018		$3,400	3,455

Petroleos Mexicanos
4.875% due 03/15/2015		3,600	3,605
8.000% due 05/03/2019		3,450	4,011

Total Mexico (Cost $25,767)			26,253

PANAMA 2.8%

Panama Government International Bond
7.125% due 01/29/2026		$2,165	2,452
8.875% due 09/30/2027		780	1,018
9.375% due 04/01/2029		1,553	2,073

Total Panama (Cost $5,195)			5,543

PERU 1.9%

Interoceanica IV Finance Ltd.
0.000% due 11/30/2018		$194	141

Peru Government International Bond
7.350% due 07/21/2025		1,500	1,725
8.375% due 05/03/2016		1,555	1,885

Total Peru (Cost $3,409)			3,751

PHILIPPINES 1.5%

Philippines Government International Bond
6.375% due 01/15/2032		$1,700	1,670
6.375% due 10/23/2034		100	99
8.375% due 06/17/2019		500	609
8.875% due 03/17/2015		74	90
9.500% due 02/02/2030		400	533

Total Philippines (Cost $2,912)			3,001

POLAND 0.9%

CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		$300	310

Poland Government International Bond
6.375% due 07/15/2019		1,400	1,530

Total Poland (Cost $1,695)			1,840

QATAR 1.1%

Qatar Government International Bond
4.000% due 01/20/2015		$200	202
5.250% due 01/20/2020		500	506
6.400% due 01/20/2040		100	101

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		$1,000	$1,007

Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.332% due 09/30/2027		250	254

Total Qatar (Cost $1,974)			2,070

RUSSIA 22.1%

Gaz Capital S.A.
6.212% due 11/22/2016		$330	319
6.510% due 03/07/2022		750	695
8.625% due 04/28/2034		1,460	1,610

Gazprom International S.A.
7.201% due 02/01/2020		592	613

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013		126	129

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013		5,850	6,537

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017		2,790	2,822
7.175% due 05/16/2013		1,900	2,023
7.750% due 05/29/2018		1,900	2,083
9.000% due 06/11/2014		100	114

Russia Government International Bond
7.500% due 03/31/2030		13,475	15,343

TNK-BP Finance S.A.
6.125% due 03/20/2012		200	206
6.625% due 03/20/2017		1,700	1,670
7.500% due 07/18/2016		2,100	2,163

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014		1,390	1,407
6.103% due 06/27/2012		700	726
8.700% due 08/07/2018		2,300	2,674

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015		1,000	1,003

VTB Capital S.A.
6.609% due 10/31/2012		300	307

White Nights Finance BV for Gazprom
10.500% due 03/25/2014		500	570

Total Russia (Cost $39,973)			43,014

SINGAPORE 0.5%

Temasek Financial I Ltd.
5.375% due 11/23/2039		$1,000	963

Total Singapore (Cost $990)			963

SOUTH AFRICA 1.4%

South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	599
5.875% due 05/30/2022		$1,030	1,052
6.500% due 06/02/2014		450	495
6.875% due 05/27/2019		500	564

Total South Africa (Cost $2,492)			2,710

SOUTH KOREA 3.4%

Export-Import Bank of Korea
5.875% due 01/14/2015		$300	323
8.125% due 01/21/2014		2,700	3,137

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Development Bank
5.750% due 09/10/2013		$15	$16
8.000% due 01/23/2014		2,700	3,114

Total South Korea (Cost $6,458)			6,590

TRINIDAD AND TOBAGO 0.3%

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$700	654

Total Trinidad And Tobago (Cost $697)			654

TUNISIA 0.8%

Banque Centrale de Tunisie
4.750% due 04/07/2011	EUR	500	740
7.375% due 04/25/2012		$800	870

Total Tunisia (Cost $1,443)			1,610

TURKEY 4.5%

Turkey Government International Bond
7.000% due 03/11/2019		$700	767
7.250% due 03/05/2038		700	747
7.500% due 07/14/2017		4,300	4,902
7.500% due 11/07/2019		1,000	1,132
8.000% due 02/14/2034		1,100	1,276

Total Turkey (Cost $8,436)			8,824

UNITED ARAB EMIRATES 0.8%

DP World Ltd.
6.850% due 07/02/2037		$600	465

Emirate of Abu Dhabi
6.750% due 04/08/2019		900	990

Total United Arab Emirates (Cost $1,399)			1,455

UNITED KINGDOM 0.5%

Barclays Bank PLC
10.179% due 06/12/2021		$520	672

HBOS PLC
6.750% due 05/21/2018		400	372

Total United Kingdom (Cost $920)			1,044

UNITED STATES 8.4%

BANK LOAN OBLIGATIONS 0.8%

Petroleum Export III Ltd.
3.754% due 04/08/2013		$1,300	1,301

Republic of Indonesia
5.000% due 12/14/2019		310	268

			1,569

CORPORATE BONDS & NOTES 0.8%

American International Group, Inc.
8.175% due 05/15/2068		900	601
8.625% due 05/22/2068	GBP	100	103

Citigroup Capital XXI
8.300% due 12/21/2077		$940	910

			1,614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 1.1%

American Home Mortgage Assets
0.441% due 10/25/2046	$138	$70

American Home Mortgage Investment Trust
5.660% due 09/25/2045	32	25

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	200	168
5.744% due 02/10/2051	200	177

Banc of America Mortgage Securities, Inc.
5.404% due 02/25/2036	13	10

Bear Stearns Adjustable Rate Mortgage Trust
4.991% due 01/25/2035	12	10
5.436% due 05/25/2047	78	55

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	100	89

Citigroup Mortgage Loan Trust, Inc.
5.978% due 09/25/2037	160	113

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	200	171

Countrywide Alternative Loan Trust
0.428% due 12/20/2046	199	98
0.443% due 07/20/2046	97	42
0.563% due 11/20/2035	38	20
1.544% due 12/25/2035	47	25

GSR Mortgage Loan Trust
5.156% due 01/25/2036	31	24

Indymac Index Mortgage Loan Trust
0.471% due 07/25/2035	8	4

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	200	174
5.746% due 02/12/2049	100	88
5.794% due 02/12/2051	200	175

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	168	146

Morgan Stanley Capital I
5.809% due 12/12/2049	200	171

Morgan Stanley Mortgage Loan Trust
5.355% due 06/25/2036	17	16

Residential Accredit Loans, Inc.
0.431% due 12/25/2046	700	122

WaMu Mortgage Pass-Through Certificates
1.332% due 02/25/2047	102	55
5.387% due 02/25/2037	93	66

Wells Fargo Mortgage-Backed Securities Trust
5.589% due 07/25/2036	34	26

		2,140

U.S. GOVERNMENT AGENCIES 2.0%

Federal Home Loan Bank
4.125% due 12/13/2019	3,600	3,504

Freddie Mac
5.746% due 03/01/2036	420	447

		3,951

U.S. TREASURY OBLIGATIONS 3.7%

U.S. Treasury Notes
1.000% due 07/31/2011 (c)	69	69
1.000% due 09/30/2011 (c)	276	276
2.625% due 06/30/2014 (c)	2	2
2.750% due 11/30/2016	300	289

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 10/31/2016	$600	$593
3.375% due 11/15/2019	6,200	5,965

		7,194

Total United States (Cost $16,949)		16,468

URUGUAY 1.6%

Uruguay Government International Bond
7.625% due 03/21/2036	$400	435
8.000% due 11/18/2022	2,122	2,440
9.250% due 05/17/2017	200	247

Total Uruguay (Cost $2,880)		3,122

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.005% due 01/04/2010	$280	$280

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $290. Repurchase proceeds are $280.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.8%
	153,240	1,534

Total Short-Term Instruments (Cost $1,814)		1,814

MARKET VALUE (000S)
PURCHASED OPTIONS (e) 0.0%
(Cost $62)	$44

Total Investments 98.3% (Cost $182,951)	$191,718

Written Options (f) (0.2%) (Premiums $364)	(363)

Other Assets and Liabilities (Net) 1.9%	3,714

Net Assets 100.0%	$195,069

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $9,777 at a weighted average interest rate of 0.607%. On December 31, 2009, there were no open reverse repurchase agreements.
(c)	Securities with an aggregate market value of $207 and cash of $139 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	275	$310
U.S. Treasury 5-Year Note March Futures	Long	03/2010	2	(6)
U.S. Treasury 10-Year Note March Futures	Long	03/2010	30	(115)

				$189

(d)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	CSFB	1.000%	12/20/2010	0.584%	$500	$2	$2	$0
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.584%	400	2	2	0
Brazil Government International Bond	GSC	1.000%	12/20/2010	0.584%	500	2	2	0
Brazil Government International Bond	JPM	1.000%	12/20/2010	0.584%	600	3	2	1
Brazil Government International Bond	JPM	1.000%	12/20/2014	1.187%	300	(2)	(3)	1
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.449%	1,000	(36)	(38)	2
Brazil Government International Bond	MSC	2.100%	08/20/2016	1.312%	250	14	0	14
CEMEX SAB de C.V.	JPM	1.050%	12/20/2016	5.703%	500	(20)	0	(20)
Colombia Government International Bond	MSC	0.760%	03/20/2010	0.622%	250	1	0	1
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	2.074%	1,000	15	0	15
Indonesia Government International Bond	JPM	1.000%	03/20/2015	1.818%	2,375	(91)	(93)	2
Indonesia Government International Bond	UBS	1.000%	03/20/2015	1.818%	375	(14)	(15)	1
Korea Government Bond	CITI	1.000%	03/20/2011	0.570%	100	1	1	0
Mexico Government International Bond	BCLY	1.000%	12/20/2010	0.653%	300	1	1	0
Mexico Government International Bond	BCLY	1.000%	12/20/2014	1.301%	300	(4)	(10)	6
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.653%	100	0	0	0
Mexico Government International Bond	GSC	1.000%	12/20/2010	0.653%	200	0	0	0
Mexico Government International Bond	HSBC	1.000%	12/20/2010	0.653%	200	1	1	0
Mexico Government International Bond	HSBC	1.000%	03/20/2011	0.691%	100	0	0	0
Mexico Government International Bond	JPM	1.000%	12/20/2010	0.653%	500	2	1	1
Mexico Government International Bond	MLP	1.000%	03/20/2011	0.691%	100	0	0	0
Philippines Government International Bond	BCLY	1.770%	09/20/2012	1.189%	210	3	0	3
Philippines Government International Bond	BCLY	1.920%	09/20/2012	1.189%	1,000	20	0	20
Philippines Government International Bond	CITI	2.240%	03/20/2013	1.270%	1,700	53	0	53
Philippines Government International Bond	CITI	2.340%	03/20/2013	1.270%	5,600	191	0	191
Philippines Government International Bond	CITI	2.380%	03/20/2013	1.270%	1,000	35	0	35
Philippines Government International Bond	CITI	1.770%	12/20/2017	1.859%	700	(4)	0	(4)
Philippines Government International Bond	CITI	2.730%	03/20/2018	1.877%	1,400	82	0	82
Philippines Government International Bond	CITI	2.770%	06/20/2018	1.894%	2,000	122	0	122
Philippines Government International Bond	DUB	2.340%	03/20/2013	1.270%	300	10	0	10
Philippines Government International Bond	MSC	1.770%	09/20/2012	1.189%	40	1	0	1

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.840%	$800	$32	$0	$32
Philippines Government International Bond	UBS	1.790%	09/20/2012	1.189%	160	3	0	3
RSHB Capital S.A.	BCLY	1.650%	07/20/2011	1.725%	800	5	0	5
RSHB Capital S.A.	CSFB	1.870%	10/20/2012	2.093%	200	0	0	0
RSHB Capital S.A.	MSC	2.000%	10/20/2012	2.093%	400	1	0	1
Russia Government International Bond	DUB	1.000%	12/20/2010	0.833%	350	1	0	1
Russia Government International Bond	GSC	1.000%	12/20/2010	0.833%	350	1	1	0
Uruguay Government International Bond	DUB	1.050%	01/20/2012	2.069%	1,000	(15)	0	(15)
VTB Capital S.A.	GSC	1.000%	12/20/2010	2.372%	600	(8)	(7)	(1)

						$410	$(153)	$563

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-12 Index	HSBC	5.000%	12/20/2014	$10,000	$1,080	$935	$145
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	1,254	21	0	21
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	386	7	0	7
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	193	3	0	3
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	289	5	0	5
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	386	6	0	6
CDX.IG-9 5-Year Index 30-100%	GSC	0.720%	12/20/2012	3,183	55	0	55

					$1,177	$935	$242

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC	BRL	10,700	$2	$14	$(12)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		12,300	69	53	16
Pay	1-Year BRL-CDI	11.650%	01/02/2012	JPM		10,200	57	48	9
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP		6,400	36	32	4
Pay	28-Day MXN TIIE	8.660%	01/31/2019	BCLY	MXN	2,900	7	15	(8)
Pay	28-Day MXN TIIE	8.660%	01/31/2019	CITI		22,500	53	105	(52)
Pay	28-Day MXN TIIE	8.660%	01/31/2019	HSBC		3,000	8	(3)	11
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM		11,000	43	0	43

							$275	$264	$11

(e)	Purchased options outstanding on December 31, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Cost	Market Value
Put - OTC USD versus KRW	KRW	1,110.000	12/07/2010	$2,000	$62	$44

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$ 119.000	01/22/2010	2	$0	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	119.000	02/19/2010	3	1	0
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	2	1	3
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	3	3	3

				$5	$6

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$1,900	$17	$1
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,900	10	31
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	1,000	10	2
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	3,000	36	5
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,000	27	57
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.500%	02/17/2010	2,800	15	42
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,600	16	9
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	2,000	11	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	1,200	11	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,800	9	30
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,600	13	2
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,600	7	18
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,900	24	3
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,300	28	63
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	4,900	39	14
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,700	17	10

							$290	$287

Foreign Currency Options
Description	Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC USD versus KRW	KRW 1,275.000	12/07/2010	$ 2,000	$69	$70

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	0	$0	$0
Sales	128	68,200	761
Closing Buys	0	(27,500)	(219)
Expirations	(118)	(3,500)	(178)
Exercised	0	0	0

Balance at 12/31/2009	10	$37,200	$364

(g)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	740	02/2010	DUB	$38	$0	$38
Buy	CNY	8,133	06/2010	BCLY	0	(2)	(2)
Buy		3,405	06/2010	CITI	0	0	0
Buy		1,465	06/2010	DUB	0	(1)	(1)
Buy		10,593	06/2010	HSBC	0	(2)	(2)
Sell	EUR	1,172	03/2010	GSC	22	0	22
Buy	GBP	42	01/2010	CITI	0	(2)	(2)
Buy	KRW	434,032	02/2010	CITI	5	0	5
Buy		124,000	07/2010	BCLY	1	0	1
Buy		245,630	07/2010	DUB	2	0	2
Buy		204,043	07/2010	MSC	1	0	1
Buy		488,400	08/2010	MSC	1	0	1
Buy		219,638	11/2010	BCLY	0	(1)	(1)
Buy		120,065	11/2010	CITI	0	(1)	(1)
Buy	MXN	13,310	04/2010	BOA	27	0	27
Sell		11,500	04/2010	DUB	27	0	27

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	516	04/2010	HSBC	0	0	0
Buy		965	04/2010	JPM	1	0	1
Buy	PHP	23,274	08/2010	GSC	0	(6)	(6)
Buy	SGD	647	03/2010	CITI	4	0	4

					$129	$(15)	$114

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Brazil	$0	$28,330	$0	$28,330
Colombia	0	12,807	0	12,807
Indonesia	0	13,308	0	13,308
Mexico	0	26,253	0	26,253
Russia	0	43,014	0	43,014
United States	0	15,168	1,300	16,468
Other Investments +++	1,534	49,863	141	51,538

Investments, at value	$1,534	$188,743	$1,441	$191,718
Financial Derivative Instruments ++++	$189	$567	$0	$756

Total	$1,723	$189,310	$1,441	$192,474

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
United States	$0	$1,300	$0	$0	$0	$0	$1,300	$0
Other Investments +++	472	50	4	2	67	(454)	141	(3)

Investments, at value	$472	$1,350	$4	$2	$67	$(454)	$1,441	$(3)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$0	$44	$0	$0	$0	$44
Unrealized appreciation on foreign currency contracts	0	129	0	0	0	129
Unrealized appreciation on swap agreements	83	0	845	0	0	928

	$83	$173	$845	$0	$0	$1,101

Liabilities:
Written options outstanding	$293	$70	$0	$0	$0	$363
Variation margin payable^^	57	0	0	0	0	57
Unrealized depreciation on foreign currency contracts	0	15	0	0	0	15
Unrealized depreciation on swap agreements	72	0	40	0	0	112

	$422	$85	$40	$0	$0	$547

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$4,315	$0	$(1,029)	$0	$0	$3,286
Net realized gain (loss) on foreign currency transactions	0	(666)	0	0	0	(666)

	$4,315	$(666)	$(1,029)	$0	$0	$2,620

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$(18)	$0	$0	$0	$(18)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,527)	(1)	5,697	0	0	4,169
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	1,188	0	0	0	1,188

	$(1,527)	$1,169	$5,697	$0	$0	$5,339

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $189 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2009	15

Notes to Financial Statements

1.  ORGANIZATION

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2009

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On

18	PIMCO Variable Insurance Trust

December 31, 2009

September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on

20	PIMCO Variable Insurance Trust

December 31, 2009

indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total

22	PIMCO Variable Insurance Trust

December 31, 2009

payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$100,724	$99,200	$0	$1,534	$24	$11

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$168,447	$188,041	$231,704	$193,723

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	9,292	$107,390	4,905	$62,929
Advisor Class	626	7,269	344	4,527
Issued as reinvestment of distributions
Administrative Class	784	9,049	1,571	17,750
Advisor Class	35	415	41	449
Cost of shares redeemed
Administrative Class	(7,930)	(89,569)	(8,494)	(106,447)
Advisor Class	(163)	(1,865)	(138)	(1,739)
Net increase (decrease) resulting from Portfolio share transactions	2,644	$32,689	(1,771)	$(22,531)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	5	86	*
Advisor Class	3	98

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc.

to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$645	$0	$8,967	$(457)	$(10,708)	$(114)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$0	$10,708

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$183,514	$10,279	$(2,075)	$8,204

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$9,464	$0	$0
12/31/2008	14,823	3,376	0

(6)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

Annual Report	December 31, 2009	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MLP	Merrill Lynch & Co., Inc.
BOA	Bank of America	GSC	Goldman Sachs & Co.	MSC	Morgan Stanley
CITI	Citigroup, Inc.	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CSFB	Credit Suisse First Boston	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso
EUR	Euro	PHP	Philippine Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
AID	Agency International Development	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	ISDA	International Swaps and Derivatives Association, Inc.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMBS	Collateralized Mortgage-Backed Security

Annual Report	December 31, 2009	27

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	29

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

32	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	33

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Emerging Markets Bond Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Russia	22.4%
Brazil	14.8%
Mexico	13.7%
United States	8.6%
Indonesia	6.9%
Colombia	6.7%
Short-Term Instruments	1.0%
Other	25.9%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (03/31/06)
PIMCO Emerging Markets Bond Portfolio Advisor Class	30.39%	6.66%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	28.18%	7.54%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.22% for Advisor Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,129.47	$1,019.66
Expenses Paid During Period†	$5.90	$5.60

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

An overweight to emerging market (“EM”) corporate and quasi-sovereign credits benefited relative performance. EM corporate securities, as represented by the JPMorgan Corporate Emerging Markets Bond Index, returned 41.73%, and outperformed EM sovereign credits, as represented by the JPMorgan Emerging Markets Bond Index Global (“JPMorgan EMBIG”), which returned 28.18% during the reporting period.

»

An underweight to Turkey benefited relative performance. The JPMorgan EMBIG Turkey sub index returned 24.13% for the reporting period, underperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to China benefited relative performance. The JPMorgan EMBIG China sub index returned 7.73% for the reporting period, underperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Malaysia benefited relative performance. The JPMorgan EMBIG Malaysia sub index returned 12.63% for the reporting period, underperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Venezuela detracted from relative performance. The JPMorgan EMBIG Venezuela sub index returned 62.09% for the reporting period, outperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Argentina detracted from relative performance. The JPMorgan EMBIG Argentina sub index returned 132.78% for the reporting period, outperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Ukraine throughout much of the period, detracted from relative performance. The JPMorgan EMBIG Ukraine sub index returned 117.90% for the reporting period, outperforming the overall EM market, as represented by the JPMorgan EMBIG.

»

An underweight to Pakistan detracted from relative performance. The JPMorgan EMBIG Pakistan sub index returned 147.39% for the reporting period, outperforming the overall EM market, as represented by the JPMorgan EMBIG.

4	PIMCO Variable Insurance Trust

Financial Highlights  Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2009	12/31/2008	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$10.32	$13.67	$13.96	$13.59
Net investment income (a)	0.61	0.74	0.73	0.52
Net realized/unrealized gain (loss) on investments	2.44	(2.71)	0.05	0.58
Total income (loss) from investment operations	3.05	(1.97)	0.78	1.10
Dividends from net investment income	(0.69)	(0.81)	(0.79)	(0.54)
Distributions from net realized capital gains	0.00	(0.57)	(0.28)	(0.19)
Tax basis return of capital	0.00	0.00	0.00	0.00
Total distributions	(0.69)	(1.38)	(1.07)	(0.73)
Net asset value end of year or period	$12.68	$10.32	$13.67	$13.96
Total return	30.39%	(14.66)%	5.70%	8.30%
Net assets end of year or period (000s)	$11,135	$3,924	$1,824	$469
Ratio of expenses to average net assets	1.11%	1.22%	1.10%	1.10%*
Ratio of expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%*
Ratio of net investment income to average net assets	5.15%	5.89%	5.28%	4.99%*
Portfolio turnover rate	234%	198%	145%	283%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$189,904
Investments in Affiliates, at value	1,534
Repurchase agreements, at value	280
Cash	174
Deposits with counterparty	139
Foreign currency, at value	301
Receivable for investments sold	556
Receivable for Portfolio shares sold	186
Interest and dividends receivable	3,540
Dividends receivable from Affiliates	1
Swap premiums paid	1,216
Unrealized appreciation on foreign currency contracts	129
Unrealized appreciation on swap agreements	928
198,888

Liabilities:
Payable for investments purchased	$657
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	268
Written options outstanding	363
Deposits from counterparty	1,980
Accrued related party fees	183
Variation margin payable	57
Swap premiums received	170
Unrealized depreciation on foreign currency contracts	15
Unrealized depreciation on swap agreements	112
Other liabilities	13
3,819

Net Assets	$195,069

Net Assets Consist of:
Paid in capital	$196,736
(Overdistributed) net investment income	(7)
Accumulated undistributed net realized (loss)	(11,555)
Net unrealized appreciation	9,895
$195,069

Net Assets:
Administrative Class	$183,934
Advisor Class	11,135

Shares Issued and Outstanding:
Administrative Class	14,501
Advisor Class	878

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$12.68
Advisor Class	12.68

Cost of Investments Owned	$181,137
Cost of Investments in Affiliates Owned	$1,534
Cost of Repurchase Agreements Owned	$280
Cost of Foreign Currency Held	$294
Premiums Received on Written Options	$364

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$10,062
Dividends from Affiliate investments	24
Total Income	10,086

Expenses:
Investment advisory fees	713
Supervisory and administrative fees	634
Servicing fees – Administrative Class	227
Distribution and/or servicing fees – Advisor Class	18
Trustees' fees	3
Interest expense	22
Total Expenses	1,617

Net Investment Income	8,469

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(10,865)
Net realized gain on Affiliate investments	11
Net realized gain on futures contracts, written options and swaps	3,286
Net realized (loss) on foreign currency transactions	(673)
Net change in unrealized appreciation on investments	34,822
Net change in unrealized appreciation on futures contracts, written options and swaps	4,169
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,200
Net Gain	31,950

Net Increase in Net Assets Resulting from Operations	$40,419

*Foreign tax withholdings	$13

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,469	$10,288
Net realized (loss)	(8,252)	(2,477)
Net realized gain on Affiliate investments	11	0
Net change in unrealized appreciation (depreciation)	40,191	(33,977)
Net increase (decrease) resulting from operations	40,419	(26,166)

Distributions to Shareholders:
From net investment income
Administrative Class	(9,049)	(11,075)
Advisor Class	(415)	(248)
From net realized capital gains
Administrative Class	0	(6,675)
Advisor Class	0	(201)

Total Distributions	(9,464)	(18,199)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	107,390	62,929
Advisor Class	7,269	4,527
Issued as reinvestment of distributions
Administrative Class	9,049	17,750
Advisor Class	415	449
Cost of shares redeemed
Administrative Class	(89,569)	(106,447)
Advisor Class	(1,865)	(1,739)
Net increase (decrease) resulting from Portfolio share transactions	32,689	(22,531)

Total Increase (Decrease) in Net Assets	63,644	(66,896)

Net Assets:
Beginning of year	131,425	198,321
End of year*	$195,069	$131,425

*Including undistributed (overdistributed) net investment income of:	$(7)	$2,238

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Emerging Markets Bond Portfolio	December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BERMUDA 0.4%

Noble Group Ltd.
6.750% due 01/29/2020		$700	$721

Total Bermuda (Cost $694)			721

BRAZIL 14.5%

Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		$700	753
6.500% due 06/10/2019		2,200	2,376

Brazil Government International Bond
6.000% due 01/17/2017		2,167	2,351
8.000% due 01/15/2018		796	913
8.750% due 02/04/2025		300	390
8.875% due 10/14/2019		4,800	6,216
8.875% due 04/15/2024		350	457
10.250% due 01/10/2028	BRL	850	491
11.000% due 08/17/2040		$4,625	6,186
12.500% due 01/05/2016	BRL	500	326

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		$1,700	1,851

CSN Islands XI Corp.
6.875% due 09/21/2019		600	603

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019		800	902

Gerdau Holdings, Inc.
7.000% due 01/20/2020		900	929

Petrobras International Finance Co.
7.875% due 03/15/2019		2,440	2,825

Vale Overseas Ltd.
6.875% due 11/21/2036		760	761

Total Brazil (Cost $26,710)			28,330

CHILE 0.6%

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		$1,000	1,090

Total Chile (Cost $996)			1,090

CHINA 0.3%

Export-Import Bank of China
4.875% due 07/21/2015		$550	588

Total China (Cost $541)			588

COLOMBIA 6.6%

Colombia Government International Bond
2.085% due 11/16/2015		$500	499
7.375% due 01/27/2017		2,800	3,171
8.125% due 05/21/2024		300	357
8.250% due 12/22/2014		2,825	3,334
10.375% due 01/28/2033		225	318
10.750% due 01/15/2013		400	488
11.750% due 02/25/2020		400	579
12.000% due 10/22/2015	COP	457,000	275

Ecopetrol S.A.
7.625% due 07/23/2019		$3,400	3,786

Total Colombia (Cost $11,928)			12,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT 0.4%

Petroleum Export Ltd.
5.265% due 06/15/2011		$263	$257

Petroleum Export Ltd. II
6.340% due 06/20/2011		462	454

Total Egypt (Cost $721)			711

EL SALVADOR 0.4%

AES El Salvador Trust
6.750% due 02/01/2016		$700	625

El Salvador Government International Bond
8.500% due 07/25/2011		150	159

Total El Salvador (Cost $842)			784

GUATEMALA 0.3%

Guatemala Government Bond
9.250% due 08/01/2013		$570	653

Total Guatemala (Cost $570)			653

INDONESIA 6.8%

Indonesia Government International Bond
6.875% due 03/09/2017		$2,700	2,977
6.875% due 01/17/2018		1,100	1,207
7.750% due 01/17/2038		100	114
11.625% due 03/04/2019		5,300	7,632

Majapahit Holding BV
7.250% due 10/17/2011		253	265
7.250% due 06/28/2017		700	719
7.875% due 06/29/2037		400	394

Total Indonesia (Cost $12,516)			13,308

ISRAEL 0.1%

Israel Government AID Bond
5.500% due 04/26/2024		$100	107

Total Israel (Cost $110)			107

KAZAKHSTAN 1.0%

Intergas Finance BV
6.375% due 05/14/2017		$300	287
6.875% due 11/04/2011		126	129

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		1,429	1,433

Total Kazakhstan (Cost $1,858)			1,849

MEXICO 13.5%

America Movil SAB de C.V.
5.000% due 10/16/2019		$300	294
8.460% due 12/18/2036	MXN	5,400	338

C8 Capital SPV Ltd.
6.640% due 12/29/2049		1,000	696

C10 Capital SPV Ltd.
6.722% due 12/31/2049		$200	141

Cemex Finance LLC
9.500% due 12/14/2016		1,200	1,263

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corp GEO SAB de C.V.
8.875% due 09/25/2014		$200	$207

Desarrolladora Homex SAB de C.V.
9.500% due 12/11/2019		300	302

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		100	79

Mexico Government International Bond
5.500% due 02/17/2020	EUR	200	298
5.625% due 01/15/2017		$1,600	1,676
5.950% due 03/19/2019		2,000	2,125
6.750% due 09/27/2034		3,534	3,746
7.250% due 12/15/2016	MXN	8,600	648
7.500% due 04/08/2033		$2,460	2,835
9.500% due 12/18/2014	MXN	6,436	534

Pemex Project Funding Master Trust
5.750% due 03/01/2018		$3,400	3,455

Petroleos Mexicanos
4.875% due 03/15/2015		3,600	3,605
8.000% due 05/03/2019		3,450	4,011

Total Mexico (Cost $25,767)			26,253

PANAMA 2.8%

Panama Government International Bond
7.125% due 01/29/2026		$2,165	2,452
8.875% due 09/30/2027		780	1,018
9.375% due 04/01/2029		1,553	2,073

Total Panama (Cost $5,195)			5,543

PERU 1.9%

Interoceanica IV Finance Ltd.
0.000% due 11/30/2018		$194	141

Peru Government International Bond
7.350% due 07/21/2025		1,500	1,725
8.375% due 05/03/2016		1,555	1,885

Total Peru (Cost $3,409)			3,751

PHILIPPINES 1.5%

Philippines Government International Bond
6.375% due 01/15/2032		$1,700	1,670
6.375% due 10/23/2034		100	99
8.375% due 06/17/2019		500	609
8.875% due 03/17/2015		74	90
9.500% due 02/02/2030		400	533

Total Philippines (Cost $2,912)			3,001

POLAND 0.9%

CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		$300	310

Poland Government International Bond
6.375% due 07/15/2019		1,400	1,530

Total Poland (Cost $1,695)			1,840

QATAR 1.1%

Qatar Government International Bond
4.000% due 01/20/2015		$200	202
5.250% due 01/20/2020		500	506
6.400% due 01/20/2040		100	101

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		$1,000	$1,007

Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.332% due 09/30/2027		250	254

Total Qatar (Cost $1,974)			2,070

RUSSIA 22.1%

Gaz Capital S.A.
6.212% due 11/22/2016		$330	319
6.510% due 03/07/2022		750	695
8.625% due 04/28/2034		1,460	1,610

Gazprom International S.A.
7.201% due 02/01/2020		592	613

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013		126	129

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013		5,850	6,537

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017		2,790	2,822
7.175% due 05/16/2013		1,900	2,023
7.750% due 05/29/2018		1,900	2,083
9.000% due 06/11/2014		100	114

Russia Government International Bond
7.500% due 03/31/2030		13,475	15,343

TNK-BP Finance S.A.
6.125% due 03/20/2012		200	206
6.625% due 03/20/2017		1,700	1,670
7.500% due 07/18/2016		2,100	2,163

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014		1,390	1,407
6.103% due 06/27/2012		700	726
8.700% due 08/07/2018		2,300	2,674

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015		1,000	1,003

VTB Capital S.A.
6.609% due 10/31/2012		300	307

White Nights Finance BV for Gazprom
10.500% due 03/25/2014		500	570

Total Russia (Cost $39,973)			43,014

SINGAPORE 0.5%

Temasek Financial I Ltd.
5.375% due 11/23/2039		$1,000	963

Total Singapore (Cost $990)			963

SOUTH AFRICA 1.4%

South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	599
5.875% due 05/30/2022		$1,030	1,052
6.500% due 06/02/2014		450	495
6.875% due 05/27/2019		500	564

Total South Africa (Cost $2,492)			2,710

SOUTH KOREA 3.4%

Export-Import Bank of Korea
5.875% due 01/14/2015		$300	323
8.125% due 01/21/2014		2,700	3,137

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Development Bank
5.750% due 09/10/2013		$15	$16
8.000% due 01/23/2014		2,700	3,114

Total South Korea (Cost $6,458)			6,590

TRINIDAD AND TOBAGO 0.3%

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$700	654

Total Trinidad And Tobago (Cost $697)			654

TUNISIA 0.8%

Banque Centrale de Tunisie
4.750% due 04/07/2011	EUR	500	740
7.375% due 04/25/2012		$800	870

Total Tunisia (Cost $1,443)			1,610

TURKEY 4.5%

Turkey Government International Bond
7.000% due 03/11/2019		$700	767
7.250% due 03/05/2038		700	747
7.500% due 07/14/2017		4,300	4,902
7.500% due 11/07/2019		1,000	1,132
8.000% due 02/14/2034		1,100	1,276

Total Turkey (Cost $8,436)			8,824

UNITED ARAB EMIRATES 0.8%

DP World Ltd.
6.850% due 07/02/2037		$600	465

Emirate of Abu Dhabi
6.750% due 04/08/2019		900	990

Total United Arab Emirates (Cost $1,399)			1,455

UNITED KINGDOM 0.5%

Barclays Bank PLC
10.179% due 06/12/2021		$520	672

HBOS PLC
6.750% due 05/21/2018		400	372

Total United Kingdom (Cost $920)			1,044

UNITED STATES 8.4%

BANK LOAN OBLIGATIONS 0.8%

Petroleum Export III Ltd.
3.754% due 04/08/2013		$1,300	1,301

Republic of Indonesia
5.000% due 12/14/2019		310	268

			1,569

CORPORATE BONDS & NOTES 0.8%

American International Group, Inc.
8.175% due 05/15/2068		900	601
8.625% due 05/22/2068	GBP	100	103

Citigroup Capital XXI
8.300% due 12/21/2077		$940	910

			1,614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 1.1%

American Home Mortgage Assets
0.441% due 10/25/2046	$138	$70

American Home Mortgage Investment Trust
5.660% due 09/25/2045	32	25

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	200	168
5.744% due 02/10/2051	200	177

Banc of America Mortgage Securities, Inc.
5.404% due 02/25/2036	13	10

Bear Stearns Adjustable Rate Mortgage Trust
4.991% due 01/25/2035	12	10
5.436% due 05/25/2047	78	55

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	100	89

Citigroup Mortgage Loan Trust, Inc.
5.978% due 09/25/2037	160	113

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	200	171

Countrywide Alternative Loan Trust
0.428% due 12/20/2046	199	98
0.443% due 07/20/2046	97	42
0.563% due 11/20/2035	38	20
1.544% due 12/25/2035	47	25

GSR Mortgage Loan Trust
5.156% due 01/25/2036	31	24

Indymac Index Mortgage Loan Trust
0.471% due 07/25/2035	8	4

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	200	174
5.746% due 02/12/2049	100	88
5.794% due 02/12/2051	200	175

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	168	146

Morgan Stanley Capital I
5.809% due 12/12/2049	200	171

Morgan Stanley Mortgage Loan Trust
5.355% due 06/25/2036	17	16

Residential Accredit Loans, Inc.
0.431% due 12/25/2046	700	122

WaMu Mortgage Pass-Through Certificates
1.332% due 02/25/2047	102	55
5.387% due 02/25/2037	93	66

Wells Fargo Mortgage-Backed Securities Trust
5.589% due 07/25/2036	34	26

		2,140

U.S. GOVERNMENT AGENCIES 2.0%

Federal Home Loan Bank
4.125% due 12/13/2019	3,600	3,504

Freddie Mac
5.746% due 03/01/2036	420	447

		3,951

U.S. TREASURY OBLIGATIONS 3.7%

U.S. Treasury Notes
1.000% due 07/31/2011 (c)	69	69
1.000% due 09/30/2011 (c)	276	276
2.625% due 06/30/2014 (c)	2	2
2.750% due 11/30/2016	300	289

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 10/31/2016	$600	$593
3.375% due 11/15/2019	6,200	5,965

		7,194

Total United States (Cost $16,949)		16,468

URUGUAY 1.6%

Uruguay Government International Bond
7.625% due 03/21/2036	$400	435
8.000% due 11/18/2022	2,122	2,440
9.250% due 05/17/2017	200	247

Total Uruguay (Cost $2,880)		3,122

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.005% due 01/04/2010	$280	$280

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $290. Repurchase proceeds are $280.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.8%
	153,240	1,534

Total Short-Term Instruments (Cost $1,814)		1,814

MARKET VALUE (000S)
PURCHASED OPTIONS (e) 0.0%
(Cost $62)	$44

Total Investments 98.3% (Cost $182,951)	$191,718

Written Options (f) (0.2%) (Premiums $364)	(363)

Other Assets and Liabilities (Net) 1.9%	3,714

Net Assets 100.0%	$195,069

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $9,777 at a weighted average interest rate of 0.607%. On December 31, 2009, there were no open reverse repurchase agreements.
(c)	Securities with an aggregate market value of $207 and cash of $139 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	275	$310
U.S. Treasury 5-Year Note March Futures	Long	03/2010	2	(6)
U.S. Treasury 10-Year Note March Futures	Long	03/2010	30	(115)

				$189

(d)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	CSFB	1.000%	12/20/2010	0.584%	$500	$2	$2	$0
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.584%	400	2	2	0
Brazil Government International Bond	GSC	1.000%	12/20/2010	0.584%	500	2	2	0
Brazil Government International Bond	JPM	1.000%	12/20/2010	0.584%	600	3	2	1
Brazil Government International Bond	JPM	1.000%	12/20/2014	1.187%	300	(2)	(3)	1
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.449%	1,000	(36)	(38)	2
Brazil Government International Bond	MSC	2.100%	08/20/2016	1.312%	250	14	0	14
CEMEX SAB de C.V.	JPM	1.050%	12/20/2016	5.703%	500	(20)	0	(20)
Colombia Government International Bond	MSC	0.760%	03/20/2010	0.622%	250	1	0	1
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	2.074%	1,000	15	0	15
Indonesia Government International Bond	JPM	1.000%	03/20/2015	1.818%	2,375	(91)	(93)	2
Indonesia Government International Bond	UBS	1.000%	03/20/2015	1.818%	375	(14)	(15)	1
Korea Government Bond	CITI	1.000%	03/20/2011	0.570%	100	1	1	0
Mexico Government International Bond	BCLY	1.000%	12/20/2010	0.653%	300	1	1	0
Mexico Government International Bond	BCLY	1.000%	12/20/2014	1.301%	300	(4)	(10)	6
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.653%	100	0	0	0
Mexico Government International Bond	GSC	1.000%	12/20/2010	0.653%	200	0	0	0
Mexico Government International Bond	HSBC	1.000%	12/20/2010	0.653%	200	1	1	0
Mexico Government International Bond	HSBC	1.000%	03/20/2011	0.691%	100	0	0	0
Mexico Government International Bond	JPM	1.000%	12/20/2010	0.653%	500	2	1	1
Mexico Government International Bond	MLP	1.000%	03/20/2011	0.691%	100	0	0	0
Philippines Government International Bond	BCLY	1.770%	09/20/2012	1.189%	210	3	0	3
Philippines Government International Bond	BCLY	1.920%	09/20/2012	1.189%	1,000	20	0	20
Philippines Government International Bond	CITI	2.240%	03/20/2013	1.270%	1,700	53	0	53
Philippines Government International Bond	CITI	2.340%	03/20/2013	1.270%	5,600	191	0	191
Philippines Government International Bond	CITI	2.380%	03/20/2013	1.270%	1,000	35	0	35
Philippines Government International Bond	CITI	1.770%	12/20/2017	1.859%	700	(4)	0	(4)
Philippines Government International Bond	CITI	2.730%	03/20/2018	1.877%	1,400	82	0	82
Philippines Government International Bond	CITI	2.770%	06/20/2018	1.894%	2,000	122	0	122
Philippines Government International Bond	DUB	2.340%	03/20/2013	1.270%	300	10	0	10
Philippines Government International Bond	MSC	1.770%	09/20/2012	1.189%	40	1	0	1

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.840%	$800	$32	$0	$32
Philippines Government International Bond	UBS	1.790%	09/20/2012	1.189%	160	3	0	3
RSHB Capital S.A.	BCLY	1.650%	07/20/2011	1.725%	800	5	0	5
RSHB Capital S.A.	CSFB	1.870%	10/20/2012	2.093%	200	0	0	0
RSHB Capital S.A.	MSC	2.000%	10/20/2012	2.093%	400	1	0	1
Russia Government International Bond	DUB	1.000%	12/20/2010	0.833%	350	1	0	1
Russia Government International Bond	GSC	1.000%	12/20/2010	0.833%	350	1	1	0
Uruguay Government International Bond	DUB	1.050%	01/20/2012	2.069%	1,000	(15)	0	(15)
VTB Capital S.A.	GSC	1.000%	12/20/2010	2.372%	600	(8)	(7)	(1)

						$410	$(153)	$563

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-12 Index	HSBC	5.000%	12/20/2014	$10,000	$1,080	$935	$145
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	1,254	21	0	21
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	386	7	0	7
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	193	3	0	3
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	289	5	0	5
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	386	6	0	6
CDX.IG-9 5-Year Index 30-100%	GSC	0.720%	12/20/2012	3,183	55	0	55

					$1,177	$935	$242

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC	BRL	10,700	$2	$14	$(12)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		12,300	69	53	16
Pay	1-Year BRL-CDI	11.650%	01/02/2012	JPM		10,200	57	48	9
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP		6,400	36	32	4
Pay	28-Day MXN TIIE	8.660%	01/31/2019	BCLY	MXN	2,900	7	15	(8)
Pay	28-Day MXN TIIE	8.660%	01/31/2019	CITI		22,500	53	105	(52)
Pay	28-Day MXN TIIE	8.660%	01/31/2019	HSBC		3,000	8	(3)	11
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM		11,000	43	0	43

							$275	$264	$11

(e)	Purchased options outstanding on December 31, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Cost	Market Value
Put - OTC USD versus KRW	KRW	1,110.000	12/07/2010	$2,000	$62	$44

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$ 119.000	01/22/2010	2	$0	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	119.000	02/19/2010	3	1	0
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	2	1	3
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	3	3	3

				$5	$6

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$1,900	$17	$1
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,900	10	31
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	1,000	10	2
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	3,000	36	5
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,000	27	57
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.500%	02/17/2010	2,800	15	42
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,600	16	9
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	2,000	11	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	1,200	11	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,800	9	30
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,600	13	2
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,600	7	18
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,900	24	3
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,300	28	63
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	4,900	39	14
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,700	17	10

							$290	$287

Foreign Currency Options
Description	Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC USD versus KRW	KRW 1,275.000	12/07/2010	$ 2,000	$69	$70

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	0	$0	$0
Sales	128	68,200	761
Closing Buys	0	(27,500)	(219)
Expirations	(118)	(3,500)	(178)
Exercised	0	0	0

Balance at 12/31/2009	10	$37,200	$364

(g)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	740	02/2010	DUB	$38	$0	$38
Buy	CNY	8,133	06/2010	BCLY	0	(2)	(2)
Buy		3,405	06/2010	CITI	0	0	0
Buy		1,465	06/2010	DUB	0	(1)	(1)
Buy		10,593	06/2010	HSBC	0	(2)	(2)
Sell	EUR	1,172	03/2010	GSC	22	0	22
Buy	GBP	42	01/2010	CITI	0	(2)	(2)
Buy	KRW	434,032	02/2010	CITI	5	0	5
Buy		124,000	07/2010	BCLY	1	0	1
Buy		245,630	07/2010	DUB	2	0	2
Buy		204,043	07/2010	MSC	1	0	1
Buy		488,400	08/2010	MSC	1	0	1
Buy		219,638	11/2010	BCLY	0	(1)	(1)
Buy		120,065	11/2010	CITI	0	(1)	(1)
Buy	MXN	13,310	04/2010	BOA	27	0	27
Sell		11,500	04/2010	DUB	27	0	27

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Emerging Markets Bond Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	516	04/2010	HSBC	0	0	0
Buy		965	04/2010	JPM	1	0	1
Buy	PHP	23,274	08/2010	GSC	0	(6)	(6)
Buy	SGD	647	03/2010	CITI	4	0	4

					$129	$(15)	$114

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Brazil	$0	$28,330	$0	$28,330
Colombia	0	12,807	0	12,807
Indonesia	0	13,308	0	13,308
Mexico	0	26,253	0	26,253
Russia	0	43,014	0	43,014
United States	0	15,168	1,300	16,468
Other Investments +++	1,534	49,863	141	51,538

Investments, at value	$1,534	$188,743	$1,441	$191,718
Financial Derivative Instruments ++++	$189	$567	$0	$756

Total	$1,723	$189,310	$1,441	$192,474

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
United States	$0	$1,300	$0	$0	$0	$0	$1,300	$0
Other Investments +++	472	50	4	2	67	(454)	141	(3)

Investments, at value	$472	$1,350	$4	$2	$67	$(454)	$1,441	$(3)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$0	$44	$0	$0	$0	$44
Unrealized appreciation on foreign currency contracts	0	129	0	0	0	129
Unrealized appreciation on swap agreements	83	0	845	0	0	928

	$83	$173	$845	$0	$0	$1,101

Liabilities:
Written options outstanding	$293	$70	$0	$0	$0	$363
Variation margin payable^^	57	0	0	0	0	57
Unrealized depreciation on foreign currency contracts	0	15	0	0	0	15
Unrealized depreciation on swap agreements	72	0	40	0	0	112

	$422	$85	$40	$0	$0	$547

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$4,315	$0	$(1,029)	$0	$0	$3,286
Net realized gain (loss) on foreign currency transactions	0	(666)	0	0	0	(666)

	$4,315	$(666)	$(1,029)	$0	$0	$2,620

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$(18)	$0	$0	$0	$(18)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,527)	(1)	5,697	0	0	4,169
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	1,188	0	0	0	1,188

	$(1,527)	$1,169	$5,697	$0	$0	$5,339

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $189 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	December 31, 2009	15

Notes to Financial Statements

1.  ORGANIZATION

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2009

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On

18	PIMCO Variable Insurance Trust

December 31, 2009

September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

20	PIMCO Variable Insurance Trust

December 31, 2009

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

22	PIMCO Variable Insurance Trust

December 31, 2009

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$100,724	$99,200	$0	$1,534	$24	$11

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$168,447	$188,041	$231,704	$193,723

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	9,292	$107,390	4,905	$62,929
Advisor Class	626	7,269	344	4,527
Issued as reinvestment of distributions
Administrative Class	784	9,049	1,571	17,750
Advisor Class	35	415	41	449
Cost of shares redeemed
Administrative Class	(7,930)	(89,569)	(8,494)	(106,447)
Advisor Class	(163)	(1,865)	(138)	(1,739)
Net increase (decrease) resulting from Portfolio share transactions	2,644	$32,689	(1,771)	$(22,531)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	5	86	*
Advisor Class	3	98

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc.

to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24	PIMCO Variable Insurance Trust

December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$645	$0	$8,967	$(457)	$(10,708)	$(114)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$0	$10,708

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$183,514	$10,279	$(2,075)	$8,204

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$9,464	$0	$0
12/31/2008	14,823	3,376	0

(6)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

Annual Report	December 31, 2009	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

26	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MLP	Merrill Lynch & Co., Inc.
BOA	Bank of America	GSC	Goldman Sachs & Co.	MSC	Morgan Stanley
CITI	Citigroup, Inc.	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CSFB	Credit Suisse First Boston	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso
EUR	Euro	PHP	Philippine Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
AID	Agency International Development	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	ISDA	International Swaps and Derivatives Association, Inc.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMBS	Collateralized Mortgage-Backed Security

Annual Report	December 31, 2009	27

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

28	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	29

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

32	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	33

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Foreign Bond Portfolio

(Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Short-Term Instruments	16.2%
United States	14.6%
Germany	14.4%
Japan	10.9%
France	9.8%
United Kingdom	9.4%
Italy	8.6%
Netherlands	7.3%
Other	8.8%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (04/30/08)
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	4.09%	5.96%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	3.27%	4.84%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,052.47	$1,020.67
Expenses Paid During Period†	$4.66	$4.58

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	A curve-steepening position in the U.S., especially in January and February of 2009, benefited performance as long-term rates increased more than short-term rates.

»	An overweight to Australian duration, or sensitivity to changes in market interest rates, slightly detracted from performance as yields increased.

»	Holdings of corporate bonds contributed to performance as spreads on these bonds narrowed during the reporting period.

»

An overweight to Agency mortgage-backed securities (“MBS”), specifically during the first half of the reporting period, contributed to performance as MBS spreads narrowed relative to U.S. Treasury securities.

»	Exposure to a basket of emerging market currencies relative to the U.S. dollar, especially in the last six months of the reporting period, contributed to performance as these currencies appreciated.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2009	04/30/2008-12/31/2008

Administrative Class
Net asset value beginning of year or period	$10.53	$10.00
Net investment income (a)	0.16	0.05
Net realized/unrealized gain on investments	0.27	0.53
Total income from investment operations	0.43	0.58
Dividends from net investment income	(0.15)	(0.05)
Distributions from net realized capital gains	(0.17)	0.00
Tax basis return of capital	0.00	0.00
Total distributions	(0.32)	(0.05)
Net asset value end of year or period	$10.64	$10.53
Total return	4.09%	5.84%
Net assets end of year or period (000s)	$6,277	$5,182
Ratio of expenses to average net assets	0.90%	0.79	%*
Ratio of expenses to average net assets excluding waivers	0.90%	1.95	%*
Ratio of expenses to average net assets excluding interest expense	0.90%	0.79	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.90%	1.95	%*
Ratio of net investment income to average net assets	1.50%	0.71	%*
Portfolio turnover rate	683%	891%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$20,414
Investments in Affiliates, at value	2,313
Cash	84
Deposits with counterparty	37
Foreign currency, at value	41
Receivable for Portfolio shares sold	216
Interest and dividends receivable	260
Dividends receivable from Affiliates	1
Swap premiums paid	25
Unrealized appreciation on foreign currency contracts	151
Unrealized appreciation on swap agreements	7
23,549

Liabilities:
Payable for investments purchased	$5,737
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	3
Written options outstanding	38
Accrued related party fees	19
Variation margin payable	2
Swap premiums received	15
Unrealized depreciation on foreign currency contracts	357
Unrealized depreciation on swap agreements	24
6,196

Net Assets	$17,353

Net Assets Consist of:
Paid in capital	$17,228
Undistributed net investment income	504
Accumulated undistributed net realized (loss)	(5)
Net unrealized (depreciation)	(374)
$17,353

Net Assets:
Administrative Class	$6,277
Advisor Class	11,076

Shares Issued and Outstanding:
Administrative Class	590
Advisor Class	1,040

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$10.64
Advisor Class	10.64

Cost of Investments Owned	$20,554
Cost of Investments in Affiliates Owned	$2,313
Cost of Foreign Currency Held	$41
Premiums Received on Written Options	$33

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$201
Dividends from Affiliate investments	3
Total Income	204

Expenses:
Investment advisory fees	21
Supervisory and administrative fees	42
Servicing fees – Administrative Class	8
Distribution and/or servicing fees – Advisor Class	8
Total Expenses	79

Net Investment Income	125

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	270
Net realized gain on futures contracts, written options and swaps	146
Net realized gain on foreign currency transactions	441
Net change in unrealized (depreciation) on investments	(219)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(53)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(371)
Net Gain	214

Net Increase in Net Assets Resulting from Operations	$339

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009	Period from April 30, 2008 to December 31, 2008

Increase in Net Assets from:

Operations:
Net investment income	$125	$14
Net realized gain (loss)	857	(105)
Net change in unrealized appreciation (depreciation)	(643)	269
Net increase resulting from operations	339	178

Distributions to Shareholders:
From net investment income
Administrative Class	(76)	(15)
Advisor Class	(52)	0
From net realized capital gains
Administrative Class	(100)	0
Advisor Class	(151)	0

Total Distributions	(379)	(15)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	6,738	5,014
Advisor Class	15,569	0
Issued as reinvestment of distributions
Administrative Class	176	15
Advisor Class	203	0
Cost of shares redeemed
Administrative Class	(5,897)	(10)
Advisor Class	(4,578)	0
Net increase resulting from Portfolio share transactions	12,211	5,019

Total Increase in Net Assets	12,171	5,182

Net Assets:
Beginning of period	5,182	0
End of year*	$17,353	$5,182

*Including undistributed (overdistributed) net investment income of:	$504	$(202)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (Unhedged)	December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.9%

Commonwealth Bank of Australia
0.704% due 07/12/2013		$100	$100

National Australia Bank Ltd.
0.784% due 07/08/2014		100	100

Suncorp-Metway Ltd.
0.628% due 12/17/2010		100	100

Westpac Banking Corp.
2.700% due 12/09/2014		100	97
2.900% due 09/10/2014		100	99

Total Australia (Cost $500)			496

CANADA 2.1%

Canada Housing Trust No. 1
0.807% due 09/15/2014	CAD	100	97
4.600% due 09/15/2011		100	101

Column Canada Issuer Corp.
5.147% due 05/12/2034		9	9

Merrill Lynch Financial Assets, Inc.
4.501% due 06/12/2035		22	21

Province of Ontario Canada
4.000% due 12/03/2019	EUR	100	142

Total Canada (Cost $362)			370

DENMARK 0.8%

Nykredit Realkredit A/S
5.000% due 01/01/2010	EUR	100	143

Total Denmark (Cost $149)			143

FRANCE 12.9%

BNP Paribas Home Loan Covered Bonds S.A.
4.750% due 05/28/2013	EUR	100	153

Compagnie de Financement Foncier
4.500% due 01/09/2013		100	152

France Government Bond
3.750% due 10/25/2019		800	1,157
4.000% due 10/25/2038		120	166
4.750% due 10/25/2012		300	465

Societe Financement de l’Economie Francaise
2.375% due 03/10/2012		100	145

Total France (Cost $2,290)			2,238

GERMANY 18.9%

Kreditanstalt fuer Wiederaufbau
4.125% due 07/04/2017	EUR	160	241

Republic of Germany
3.750% due 07/04/2013		100	152
4.000% due 01/04/2037		250	349
4.750% due 06/11/2010		1,400	2,043
4.750% due 07/04/2034		100	156
4.750% due 07/04/2040		100	159
5.500% due 01/04/2031		100	169

Total Germany (Cost $3,219)			3,269

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE 1.6%

Greece Government Bond
4.000% due 08/20/2013	EUR	200	$279

Total Greece (Cost $306)			279

ITALY 11.2%

Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2014	EUR	500	737
3.750% due 12/15/2013		100	149
4.250% due 10/15/2012		700	1,059

Total Italy (Cost $2,009)			1,945

JAPAN 14.3%

Japan Government International Bond
0.700% due 09/20/2014	JPY	145,000	1,575
1.700% due 03/20/2017		80,000	912

Total Japan (Cost $2,521)			2,487

NETHERLANDS 9.5%

Achmea Hypotheekbank NV
0.631% due 11/03/2014		$100	100

Netherlands Government Bond
4.000% due 07/15/2018	EUR	200	299
4.000% due 07/15/2019		400	596
5.500% due 07/15/2010		380	559

NIBC Bank NV
0.637% due 12/02/2014		$100	100

Total Netherlands (Cost $1,679)			1,654

NORWAY 1.7%

DnB NOR Boligkreditt
4.125% due 02/01/2013	EUR	200	299

Total Norway (Cost $288)			299

SUPRANATIONAL 1.4%

European Investment Bank
3.500% due 04/15/2016	EUR	100	147
5.375% due 05/20/2014	AUD	100	88

Total Supranational (Cost $209)			235

UNITED KINGDOM 12.3%

Granite Master Issuer PLC
0.303% due 12/20/2054		$69	60

Lloyds TSB Bank PLC
12.000% due 12/29/2049		400	393

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		200	200
1.500% due 03/30/2012		600	594

United Kingdom Gilt
3.750% due 09/07/2019	GBP	400	627
4.250% due 03/07/2036		170	266

Total United Kingdom (Cost $2,182)			2,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 19.2%

ASSET-BACKED SECURITIES 0.6%

Bank of America Auto Trust
1.160% due 02/15/2012		$100	$100

CORPORATE BONDS & NOTES 6.2%

American International Group, Inc.
0.394% due 10/18/2011		100	90
5.750% due 03/15/2067	GBP	100	87

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	100	147

Citigroup, Inc.
6.010% due 01/15/2015		$100	102

Embarq Corp.
7.082% due 06/01/2016		100	111

JC Penney Corp., Inc.
7.950% due 04/01/2017		100	110

Macy’s Retail Holdings, Inc.
7.450% due 07/15/2017		100	104

Weyerhaeuser Co.
6.750% due 03/15/2012		100	106

WM Covered Bond Program
4.000% due 09/27/2016	EUR	100	141
4.375% due 05/19/2014		50	73

			1,071

MORTGAGE-BACKED SECURITIES 1.6%

First Horizon Asset Securities, Inc.
5.830% due 05/25/2037		122	86

Merrill Lynch Countrywide Commercial Mortgage Trust
5.957% due 08/12/2049		100	87

Merrill Lynch Mortgage Investors, Inc.
4.258% due 02/25/2035		49	42

Thornburg Mortgage Securities Trust
0.351% due 07/25/2036		61	59

			274

U.S. GOVERNMENT AGENCIES 0.7%

Fannie Mae
5.500% due 05/25/2027		117	118

U.S. TREASURY OBLIGATIONS 10.1%

U.S. Treasury Notes
1.000% due 07/31/2011 (c)		59	59
1.000% due 09/30/2011 (c)		25	25
4.500% due 02/28/2011		1,600	1,671

			1,755

Total United States (Cost $3,246)			3,318

SHORT-TERM INSTRUMENTS 21.2%

U.S. CASH MANAGEMENT BILLS 6.3%
0.136% due 04/01/2010		$1,100	1,100

U.S. TREASURY BILLS 1.6%
0.080% due 03/18/2010 (b)		270	270

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments Foreign Bond Portfolio (Unhedged) (Cont.)

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 13.3%
	231,001	$2,313

Total Short-Term Instruments (Cost $3,683)		3,683

PURCHASED OPTIONS (e) 1.0%
(Cost $224)		171

Total Investments 131.0% (Cost $22,867)		$22,727

Written Options (f) (0.2%) (Premiums $33)		(38)

Other Assets and Liabilities (Net) (30.8%)		(5,336)

Net Assets 100.0%		$17,353

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Securities with an aggregate market value of $270 have been pledged as collateral for foreign currency contracts on December 31, 2009.
(c)	Securities with an aggregate market value of $77 and cash of $37 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bobl March Futures	Long	03/2010	5	$(4)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 124.000	Short	03/2010	2	1
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	6	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	4	8

				$1

(d)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	DUB	(1.000%	)	03/20/2015	1.578%	$100	$3	$5	$(2)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.739%	100	(2)	(2)	0
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	1.484%	100	3	7	(4)
Macy’s Retail Holdings, Inc.	JPM	(5.000%	)	09/20/2017	2.016%	100	(19)	(13)	(6)
Weyerhaeuser Co.	JPM	(1.000%	)	03/20/2012	1.090%	100	0	1	(1)

							$(15)	$(2)	$(13)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Japan Government International Bond	RBS	0.480%	12/20/2010	0.171%	$1,500	$5	$0	$5

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC	BRL	100	$0	$0	$0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		100	0	0	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	JPM		100	0	0	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		100	0	0	0
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	JPM	AUD	300	(1)	1	(2)
Pay	3-Month AUD Bank Bill	6.500%	06/15/2012	DUB		200	1	0	1
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	500	(2)	0	(2)
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	BCLY	JPY	54,200	6	5	1
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	RBS		10,000	1	1	0
Pay	6-Month JPY-LIBOR	1.500%	06/16/2020	BOA		60,000	(1)	2	(3)
Pay	6-Month JPY-LIBOR	1.500%	06/16/2020	DUB		70,000	(1)	3	(4)
Pay	28-Day MXN TIIE	8.300%	02/07/2019	JPM	MXN	100	0	0	0

							$3	$12	$(9)

(e)	Purchased options outstanding on December 31, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Cost	Market Value
Put - OTC USD versus JPY	JPY	100.000	01/19/2010	$2,300	$224	$171

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$117.500	01/22/2010	5	$2	$1
Call - CBOT U.S. Treasury 10-Year Note February Futures	119.000	01/22/2010	4	1	0
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	4	2	5
Put - CME 90-Day Eurodollar March Futures	98.500	03/15/2010	1	0	0

				$5	$6

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	$100	$0	$1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,000	10	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,500	16	28

							$26	$31

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Call - OTC USD versus NOK	NOK	6.050	02/16/2010	$200	$2	$1

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	8	$0	$3
Sales	21	6,100	49
Closing Buys	(3)	(3,300)	(15)
Expirations	(12)	0	(4)
Exercised	0	0	0

Balance at 12/31/2009	14	$2,800	$33

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Foreign Bond Portfolio (Unhedged) (Cont.)

(g)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	73	01/2010	JPM	$0	$(1)	$(1)
Buy		216	01/2010	RBS	0	(7)	(7)
Buy	BRL	114	02/2010	DUB	6	0	6
Buy		12	02/2010	HSBC	0	0	0
Buy	CAD	184	01/2010	JPM	3	0	3
Buy	CNY	61	03/2010	BOA	0	0	0
Sell		20	03/2010	CITI	0	0	0
Sell		75	03/2010	DUB	0	0	0
Buy		75	03/2010	JPM	0	0	0
Sell		41	03/2010	JPM	0	0	0
Buy		25	05/2010	BCLY	0	0	0
Sell		49	05/2010	BCLY	0	(1)	(1)
Buy		25	05/2010	BOA	0	0	0
Buy		224	06/2010	BCLY	0	0	0
Buy		149	06/2010	HSBC	0	0	0
Buy		694	11/2010	BCLY	0	0	0
Buy		20	11/2010	CITI	0	0	0
Buy		20	11/2010	DUB	0	0	0
Buy		41	11/2010	JPM	0	0	0
Buy		231	11/2010	MSC	0	(1)	(1)
Buy		51	06/2011	DUB	0	0	0
Buy	DKK	563	01/2010	HSBC	0	(1)	(1)
Sell	EUR	12	01/2010	CITI	0	0	0
Sell		411	01/2010	GSC	2	0	2
Sell		382	01/2010	HSBC	29	0	29
Buy		89	01/2010	JPM	0	0	0
Sell		27	01/2010	MSC	0	0	0
Buy		658	01/2010	UBS	1	(7)	(6)
Sell		6	01/2010	UBS	0	0	0
Buy	GBP	16	01/2010	BOA	0	(1)	(1)
Buy		258	01/2010	CITI	0	(12)	(12)
Buy		11	01/2010	GSC	0	(1)	(1)
Sell		202	01/2010	GSC	1	0	1
Buy		169	01/2010	JPM	0	(2)	(2)
Buy		9	01/2010	RBS	0	0	0
Sell		80	01/2010	RBS	1	0	1
Buy		42	01/2010	UBS	0	0	0
Buy	IDR	187,530	01/2010	BCLY	1	0	1
Buy		189,900	09/2010	JPM	1	0	1
Sell	JPY	123,636	01/2010	BNP	50	0	50
Buy		3,129	01/2010	BOA	0	(2)	(2)
Sell		656	01/2010	CITI	0	0	0
Buy		519,665	01/2010	CSFB	0	(308)	(308)
Buy		17,000	01/2010	GSC	0	(9)	(9)
Buy		11,476	01/2010	JPM	0	(2)	(2)
Sell		238,850	01/2010	MSC	53	0	53
Buy		20,472	01/2010	UBS	0	(2)	(2)
Buy	KRW	4,620	02/2010	BOA	0	0	0
Buy		18,880	02/2010	CITI	0	0	0
Buy		14,532	02/2010	JPM	1	0	1
Buy		31,347	02/2010	MSC	0	0	0
Buy		5,000	07/2010	BCLY	0	0	0
Buy		10,657	07/2010	DUB	0	0	0
Buy		8,876	07/2010	MSC	0	0	0
Buy		21,245	08/2010	MSC	0	0	0
Buy		9,555	11/2010	BCLY	0	0	0
Buy		5,223	11/2010	CITI	0	0	0
Buy	MXN	867	04/2010	JPM	1	0	1
Sell	MYR	0	02/2010	DUB	0	0	0
Buy	NOK	29	03/2010	GSC	0	0	0
Buy		627	03/2010	HSBC	0	0	0
Sell		138	03/2010	HSBC	0	0	0
Buy		143	03/2010	RBC	0	0	0
Sell	NZD	1	01/2010	RBS	0	0	0
Sell	PHP	0	04/2010	DUB	0	0	0
Buy	SEK	587	03/2010	CITI	1	0	1
Buy	SGD	1	03/2010	MSC	0	0	0

					$151	$(357)	$(206)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
France	$0	$2,238	$0	$2,238
Germany	0	3,269	0	3,269
Italy	0	1,945	0	1,945
Japan	0	2,487	0	2,487
Netherlands	0	1,654	0	1,654
United Kingdom	0	1,747	393	2,140
United States	0	3,318	0	3,318
Short-Term Instruments	2,313	1,370	0	3,683
Other Investments +++	0	1,993	0	1,993

Investments, at value	$2,313	$20,021	$393	$22,727
Financial Derivative Instruments ++++	$1	$(261)	$0	$(260)

Total	$2,314	$19,760	$393	$22,467

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
United Kingdom	$0	$400	$0	$0	$(7)	$0	$393	$(7)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$0	$171	$0	$0	$0	$171
Unrealized appreciation on foreign currency contracts	0	151	0	0	0	151
Unrealized appreciation on swap agreements	2	0	5	0	0	7

	$2	$322	$5	$0	$0	$329

Liabilities:
Written options outstanding	$36	$2	$0	$0	$0	$38
Variation margin payable^^	2	0	0	0	0	2
Unrealized depreciation on foreign currency contracts	0	357	0	0	0	357
Unrealized depreciation on swap agreements	11	0	13	0	0	24

	$49	$359	$13	$0	$0	$421

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments Foreign Bond Portfolio (Unhedged) (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(1)	$0	$0	$0	$(1)
Net realized gain (loss) on futures contracts, written options and swaps	143	0	(1)	0	0	142
Net realized gain on foreign currency transactions	0	367	0	0	0	367

	$143	$366	$(1)	$0	$0	$508

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$(52)	$0	$0	$0	$(52)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(46)	0	(7)	0	0	(53)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(381)	0	0	0	(381)

	$(46)	$(433)	$(7)	$0	$0	$(486)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1 as reported in the Notes to Schedule of Investments.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

16	PIMCO Variable Insurance Trust

December 31, 2009

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred

Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between

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Notes to Financial Statements (Cont.)

the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction

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whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be

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Notes to Financial Statements (Cont.)

more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

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The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the

Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, distribution fees (with respect to Advisor Class only), Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2009, the remaining recoverable amount to PIMCO was $18,216.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$706	$0

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$20,203	$17,890	$0	$2,313	$3	$0

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$25,737	$24,820	$48,359	$29,942

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Period from 04/30/2008 to 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	637	$6,738	492	$5,014
Advisor Class	1,445	15,569	0	0
Issued as reinvestment of distributions
Administrative Class	16	176	1	15
Advisor Class	18	203	0	0
Cost of shares redeemed
Administrative Class	(555)	(5,897)	(1)	(10)
Advisor Class	(423)	(4,578)	0	0
Net increase resulting from Portfolio share transactions	1,138	$12,211	492	$5,019

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	4	86	*
Advisor Class	2	99

*	Allianz Global Investors of America L.P., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	PIMCO Variable Insurance Trust

December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$499	$0	$(191)	$(179)	$0	$(4)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$22,891	$214	$(378)	$(164)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Fund made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$317	$62	$0
12/31/2008	15	0	0

(5)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

Annual Report	December 31, 2009	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	PHP	Philippine Peso
CNY	Chinese Renminbi	KRW	South Korean Won	SEK	Swedish Krona
DKK	Danish Krone	MXN	Mexican Peso	SGD	Singapore Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	TIIE	Tasa de Interés Interbancaria de Equilibrio

Annual Report	December 31, 2009	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	27

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

30	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Foreign Bond Portfolio

(Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Cumulative Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Short-Term Instruments	16.2%
United States	14.6%
Germany	14.4%
Japan	10.9%
France	9.8%
United Kingdom	9.4%
Italy	8.6%
Netherlands	7.3%
Other	8.8%
‡	% of Total Investments as of 12/31/09

Cumulative Total Return for the period ended December 31, 2009
Class Inception (03/31/09)
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	9.41%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	10.57%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Advisor Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance++
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,051.94	$1,020.16
Expenses Paid During Period†	$5.17	$5.09

++ Hypothetical Performance reflects a beginning account value as of 07/01/09.

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	A curve-steepening position in the U.S., especially in January and February of 2009, benefited performance as long-term rates increased more than short-term rates.

»	An overweight to Australian duration, or sensitivity to changes in market interest rates, slightly detracted from performance as yields increased.

»	Holdings of corporate bonds contributed to performance as spreads on these bonds narrowed during the reporting period.

»

An overweight to Agency mortgage-backed securities (“MBS”), specifically during the first half of the reporting period, contributed to performance as MBS spreads narrowed relative to U.S. Treasury securities.

»	Exposure to a basket of emerging market currencies relative to the U.S. dollar, especially in the last six months of the reporting period, contributed to performance as these currencies appreciated.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Period Ended:	03/31/2009 - 12/31/2009

Advisor Class
Net asset value beginning of period	$10.01
Net investment income (a)	0.12
Net realized/unrealized gain on investments	0.83
Total income from investment operations	0.95
Dividends from net investment income	(0.15)
Distributions from net realized capital gains	(0.17)
Tax basis return of capital	0.00
Total distributions	(0.32)
Net asset value end of period	$10.64
Total return	9.41%
Net assets end of period (000s)	$11,076
Ratio of expenses to average net assets	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%*
Ratio of net investment income to average net assets	1.52%*
Portfolio turnover rate	683%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$20,414
Investments in Affiliates, at value	2,313
Cash	84
Deposits with counterparty	37
Foreign currency, at value	41
Receivable for Portfolio shares sold	216
Interest and dividends receivable	260
Dividends receivable from Affiliates	1
Swap premiums paid	25
Unrealized appreciation on foreign currency contracts	151
Unrealized appreciation on swap agreements	7
23,549

Liabilities:
Payable for investments purchased	$5,737
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	3
Written options outstanding	38
Accrued related party fees	19
Variation margin payable	2
Swap premiums received	15
Unrealized depreciation on foreign currency contracts	357
Unrealized depreciation on swap agreements	24
6,196

Net Assets	$17,353

Net Assets Consist of:
Paid in capital	$17,228
Undistributed net investment income	504
Accumulated undistributed net realized (loss)	(5)
Net unrealized (depreciation)	(374)
$17,353

Net Assets:
Administrative Class	$6,277
Advisor Class	11,076

Shares Issued and Outstanding:
Administrative Class	590
Advisor Class	1,040

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$10.64
Advisor Class	10.64

Cost of Investments Owned	$20,554
Cost of Investments in Affiliates Owned	$2,313
Cost of Foreign Currency Held	$41
Premiums Received on Written Options	$33

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$201
Dividends from Affiliate investments	3
Total Income	204

Expenses:
Investment advisory fees	21
Supervisory and administrative fees	42
Servicing fees – Administrative Class	8
Distribution and/or servicing fees – Advisor Class	8
Total Expenses	79

Net Investment Income	125

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	270
Net realized gain on futures contracts, written options and swaps	146
Net realized gain on foreign currency transactions	441
Net change in unrealized (depreciation) on investments	(219)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(53)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(371)
Net Gain	214

Net Increase in Net Assets Resulting from Operations	$339

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009	Period from April 30, 2008 to December 31, 2008

Increase in Net Assets from:

Operations:
Net investment income	$125	$14
Net realized gain (loss)	857	(105)
Net change in unrealized appreciation (depreciation)	(643)	269
Net increase resulting from operations	339	178

Distributions to Shareholders:
From net investment income
Administrative Class	(76)	(15)
Advisor Class	(52)	0
From net realized capital gains
Administrative Class	(100)	0
Advisor Class	(151)	0

Total Distributions	(379)	(15)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	6,738	5,014
Advisor Class	15,569	0
Issued as reinvestment of distributions
Administrative Class	176	15
Advisor Class	203	0
Cost of shares redeemed
Administrative Class	(5,897)	(10)
Advisor Class	(4,578)	0
Net increase resulting from Portfolio share transactions	12,211	5,019

Total Increase in Net Assets	12,171	5,182

Net Assets:
Beginning of period	5,182	0
End of year*	$17,353	$5,182

*Including undistributed (overdistributed) net investment income of:	$504	$(202)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (Unhedged)	December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.9%

Commonwealth Bank of Australia
0.704% due 07/12/2013		$100	$100

National Australia Bank Ltd.
0.784% due 07/08/2014		100	100

Suncorp-Metway Ltd.
0.628% due 12/17/2010		100	100

Westpac Banking Corp.
2.700% due 12/09/2014		100	97
2.900% due 09/10/2014		100	99

Total Australia (Cost $500)			496

CANADA 2.1%

Canada Housing Trust No. 1
0.807% due 09/15/2014	CAD	100	97
4.600% due 09/15/2011		100	101

Column Canada Issuer Corp.
5.147% due 05/12/2034		9	9

Merrill Lynch Financial Assets, Inc.
4.501% due 06/12/2035		22	21

Province of Ontario Canada
4.000% due 12/03/2019	EUR	100	142

Total Canada (Cost $362)			370

DENMARK 0.8%

Nykredit Realkredit A/S
5.000% due 01/01/2010	EUR	100	143

Total Denmark (Cost $149)			143

FRANCE 12.9%

BNP Paribas Home Loan Covered Bonds S.A.
4.750% due 05/28/2013	EUR	100	153

Compagnie de Financement Foncier
4.500% due 01/09/2013		100	152

France Government Bond
3.750% due 10/25/2019		800	1,157
4.000% due 10/25/2038		120	166
4.750% due 10/25/2012		300	465

Societe Financement de l’Economie Francaise
2.375% due 03/10/2012		100	145

Total France (Cost $2,290)			2,238

GERMANY 18.9%

Kreditanstalt fuer Wiederaufbau
4.125% due 07/04/2017	EUR	160	241

Republic of Germany
3.750% due 07/04/2013		100	152
4.000% due 01/04/2037		250	349
4.750% due 06/11/2010		1,400	2,043
4.750% due 07/04/2034		100	156
4.750% due 07/04/2040		100	159
5.500% due 01/04/2031		100	169

Total Germany (Cost $3,219)			3,269

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE 1.6%

Greece Government Bond
4.000% due 08/20/2013	EUR	200	$279

Total Greece (Cost $306)			279

ITALY 11.2%

Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2014	EUR	500	737
3.750% due 12/15/2013		100	149
4.250% due 10/15/2012		700	1,059

Total Italy (Cost $2,009)			1,945

JAPAN 14.3%

Japan Government International Bond
0.700% due 09/20/2014	JPY	145,000	1,575
1.700% due 03/20/2017		80,000	912

Total Japan (Cost $2,521)			2,487

NETHERLANDS 9.5%

Achmea Hypotheekbank NV
0.631% due 11/03/2014		$100	100

Netherlands Government Bond
4.000% due 07/15/2018	EUR	200	299
4.000% due 07/15/2019		400	596
5.500% due 07/15/2010		380	559

NIBC Bank NV
0.637% due 12/02/2014		$100	100

Total Netherlands (Cost $1,679)			1,654

NORWAY 1.7%

DnB NOR Boligkreditt
4.125% due 02/01/2013	EUR	200	299

Total Norway (Cost $288)			299

SUPRANATIONAL 1.4%

European Investment Bank
3.500% due 04/15/2016	EUR	100	147
5.375% due 05/20/2014	AUD	100	88

Total Supranational (Cost $209)			235

UNITED KINGDOM 12.3%

Granite Master Issuer PLC
0.303% due 12/20/2054		$69	60

Lloyds TSB Bank PLC
12.000% due 12/29/2049		400	393

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		200	200
1.500% due 03/30/2012		600	594

United Kingdom Gilt
3.750% due 09/07/2019	GBP	400	627
4.250% due 03/07/2036		170	266

Total United Kingdom (Cost $2,182)			2,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 19.2%

ASSET-BACKED SECURITIES 0.6%

Bank of America Auto Trust
1.160% due 02/15/2012		$100	$100

CORPORATE BONDS & NOTES 6.2%

American International Group, Inc.
0.394% due 10/18/2011		100	90
5.750% due 03/15/2067	GBP	100	87

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	100	147

Citigroup, Inc.
6.010% due 01/15/2015		$100	102

Embarq Corp.
7.082% due 06/01/2016		100	111

JC Penney Corp., Inc.
7.950% due 04/01/2017		100	110

Macy’s Retail Holdings, Inc.
7.450% due 07/15/2017		100	104

Weyerhaeuser Co.
6.750% due 03/15/2012		100	106

WM Covered Bond Program
4.000% due 09/27/2016	EUR	100	141
4.375% due 05/19/2014		50	73

			1,071

MORTGAGE-BACKED SECURITIES 1.6%

First Horizon Asset Securities, Inc.
5.830% due 05/25/2037		122	86

Merrill Lynch Countrywide Commercial Mortgage Trust
5.957% due 08/12/2049		100	87

Merrill Lynch Mortgage Investors, Inc.
4.258% due 02/25/2035		49	42

Thornburg Mortgage Securities Trust
0.351% due 07/25/2036		61	59

			274

U.S. GOVERNMENT AGENCIES 0.7%

Fannie Mae
5.500% due 05/25/2027		117	118

U.S. TREASURY OBLIGATIONS 10.1%

U.S. Treasury Notes
1.000% due 07/31/2011 (c)		59	59
1.000% due 09/30/2011 (c)		25	25
4.500% due 02/28/2011		1,600	1,671

			1,755

Total United States (Cost $3,246)			3,318

SHORT-TERM INSTRUMENTS 21.2%

U.S. CASH MANAGEMENT BILLS 6.3%
0.136% due 04/01/2010		$1,100	1,100

U.S. TREASURY BILLS 1.6%
0.080% due 03/18/2010 (b)		270	270

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments Foreign Bond Portfolio (Unhedged) (Cont.)

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 13.3%
	231,001	$2,313

Total Short-Term Instruments (Cost $3,683)		3,683

PURCHASED OPTIONS (e) 1.0%
(Cost $224)		171

Total Investments 131.0% (Cost $22,867)		$22,727

Written Options (f) (0.2%) (Premiums $33)		(38)

Other Assets and Liabilities (Net) (30.8%)		(5,336)

Net Assets 100.0%		$17,353

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Securities with an aggregate market value of $270 have been pledged as collateral for foreign currency contracts on December 31, 2009.
(c)	Securities with an aggregate market value of $77 and cash of $37 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bobl March Futures	Long	03/2010	5	$(4)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 124.000	Short	03/2010	2	1
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	6	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	4	8

				$1

(d)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	DUB	(1.000%	)	03/20/2015	1.578%	$100	$3	$5	$(2)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.739%	100	(2)	(2)	0
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	1.484%	100	3	7	(4)
Macy’s Retail Holdings, Inc.	JPM	(5.000%	)	09/20/2017	2.016%	100	(19)	(13)	(6)
Weyerhaeuser Co.	JPM	(1.000%	)	03/20/2012	1.090%	100	0	1	(1)

							$(15)	$(2)	$(13)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Japan Government International Bond	RBS	0.480%	12/20/2010	0.171%	$1,500	$5	$0	$5

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC	BRL	100	$0	$0	$0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		100	0	0	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	JPM		100	0	0	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		100	0	0	0
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	JPM	AUD	300	(1)	1	(2)
Pay	3-Month AUD Bank Bill	6.500%	06/15/2012	DUB		200	1	0	1
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	500	(2)	0	(2)
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	BCLY	JPY	54,200	6	5	1
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	RBS		10,000	1	1	0
Pay	6-Month JPY-LIBOR	1.500%	06/16/2020	BOA		60,000	(1)	2	(3)
Pay	6-Month JPY-LIBOR	1.500%	06/16/2020	DUB		70,000	(1)	3	(4)
Pay	28-Day MXN TIIE	8.300%	02/07/2019	JPM	MXN	100	0	0	0

							$3	$12	$(9)

(e)	Purchased options outstanding on December 31, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Cost	Market Value
Put - OTC USD versus JPY	JPY	100.000	01/19/2010	$2,300	$224	$171

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$117.500	01/22/2010	5	$2	$1
Call - CBOT U.S. Treasury 10-Year Note February Futures	119.000	01/22/2010	4	1	0
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	4	2	5
Put - CME 90-Day Eurodollar March Futures	98.500	03/15/2010	1	0	0

				$5	$6

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	$100	$0	$1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,000	10	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,500	16	28

							$26	$31

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Call - OTC USD versus NOK	NOK	6.050	02/16/2010	$200	$2	$1

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	8	$0	$3
Sales	21	6,100	49
Closing Buys	(3)	(3,300)	(15)
Expirations	(12)	0	(4)
Exercised	0	0	0

Balance at 12/31/2009	14	$2,800	$33

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Foreign Bond Portfolio (Unhedged) (Cont.)

(g)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	73	01/2010	JPM	$0	$(1)	$(1)
Buy		216	01/2010	RBS	0	(7)	(7)
Buy	BRL	114	02/2010	DUB	6	0	6
Buy		12	02/2010	HSBC	0	0	0
Buy	CAD	184	01/2010	JPM	3	0	3
Buy	CNY	61	03/2010	BOA	0	0	0
Sell		20	03/2010	CITI	0	0	0
Sell		75	03/2010	DUB	0	0	0
Buy		75	03/2010	JPM	0	0	0
Sell		41	03/2010	JPM	0	0	0
Buy		25	05/2010	BCLY	0	0	0
Sell		49	05/2010	BCLY	0	(1)	(1)
Buy		25	05/2010	BOA	0	0	0
Buy		224	06/2010	BCLY	0	0	0
Buy		149	06/2010	HSBC	0	0	0
Buy		694	11/2010	BCLY	0	0	0
Buy		20	11/2010	CITI	0	0	0
Buy		20	11/2010	DUB	0	0	0
Buy		41	11/2010	JPM	0	0	0
Buy		231	11/2010	MSC	0	(1)	(1)
Buy		51	06/2011	DUB	0	0	0
Buy	DKK	563	01/2010	HSBC	0	(1)	(1)
Sell	EUR	12	01/2010	CITI	0	0	0
Sell		411	01/2010	GSC	2	0	2
Sell		382	01/2010	HSBC	29	0	29
Buy		89	01/2010	JPM	0	0	0
Sell		27	01/2010	MSC	0	0	0
Buy		658	01/2010	UBS	1	(7)	(6)
Sell		6	01/2010	UBS	0	0	0
Buy	GBP	16	01/2010	BOA	0	(1)	(1)
Buy		258	01/2010	CITI	0	(12)	(12)
Buy		11	01/2010	GSC	0	(1)	(1)
Sell		202	01/2010	GSC	1	0	1
Buy		169	01/2010	JPM	0	(2)	(2)
Buy		9	01/2010	RBS	0	0	0
Sell		80	01/2010	RBS	1	0	1
Buy		42	01/2010	UBS	0	0	0
Buy	IDR	187,530	01/2010	BCLY	1	0	1
Buy		189,900	09/2010	JPM	1	0	1
Sell	JPY	123,636	01/2010	BNP	50	0	50
Buy		3,129	01/2010	BOA	0	(2)	(2)
Sell		656	01/2010	CITI	0	0	0
Buy		519,665	01/2010	CSFB	0	(308)	(308)
Buy		17,000	01/2010	GSC	0	(9)	(9)
Buy		11,476	01/2010	JPM	0	(2)	(2)
Sell		238,850	01/2010	MSC	53	0	53
Buy		20,472	01/2010	UBS	0	(2)	(2)
Buy	KRW	4,620	02/2010	BOA	0	0	0
Buy		18,880	02/2010	CITI	0	0	0
Buy		14,532	02/2010	JPM	1	0	1
Buy		31,347	02/2010	MSC	0	0	0
Buy		5,000	07/2010	BCLY	0	0	0
Buy		10,657	07/2010	DUB	0	0	0
Buy		8,876	07/2010	MSC	0	0	0
Buy		21,245	08/2010	MSC	0	0	0
Buy		9,555	11/2010	BCLY	0	0	0
Buy		5,223	11/2010	CITI	0	0	0
Buy	MXN	867	04/2010	JPM	1	0	1
Sell	MYR	0	02/2010	DUB	0	0	0
Buy	NOK	29	03/2010	GSC	0	0	0
Buy		627	03/2010	HSBC	0	0	0
Sell		138	03/2010	HSBC	0	0	0
Buy		143	03/2010	RBC	0	0	0
Sell	NZD	1	01/2010	RBS	0	0	0
Sell	PHP	0	04/2010	DUB	0	0	0
Buy	SEK	587	03/2010	CITI	1	0	1
Buy	SGD	1	03/2010	MSC	0	0	0

					$151	$(357)	$(206)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
France	$0	$2,238	$0	$2,238
Germany	0	3,269	0	3,269
Italy	0	1,945	0	1,945
Japan	0	2,487	0	2,487
Netherlands	0	1,654	0	1,654
United Kingdom	0	1,747	393	2,140
United States	0	3,318	0	3,318
Short-Term Instruments	2,313	1,370	0	3,683
Other Investments +++	0	1,993	0	1,993

Investments, at value	$2,313	$20,021	$393	$22,727
Financial Derivative Instruments ++++	$1	$(261)	$0	$(260)

Total	$2,314	$19,760	$393	$22,467

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
United Kingdom	$0	$400	$0	$0	$(7)	$0	$393	$(7)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$0	$171	$0	$0	$0	$171
Unrealized appreciation on foreign currency contracts	0	151	0	0	0	151
Unrealized appreciation on swap agreements	2	0	5	0	0	7

	$2	$322	$5	$0	$0	$329

Liabilities:
Written options outstanding	$36	$2	$0	$0	$0	$38
Variation margin payable^^	2	0	0	0	0	2
Unrealized depreciation on foreign currency contracts	0	357	0	0	0	357
Unrealized depreciation on swap agreements	11	0	13	0	0	24

	$49	$359	$13	$0	$0	$421

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments Foreign Bond Portfolio (Unhedged) (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(1)	$0	$0	$0	$(1)
Net realized gain (loss) on futures contracts, written options and swaps	143	0	(1)	0	0	142
Net realized gain on foreign currency transactions	0	367	0	0	0	367

	$143	$366	$(1)	$0	$0	$508

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$(52)	$0	$0	$0	$(52)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(46)	0	(7)	0	0	(53)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(381)	0	0	0	(381)

	$(46)	$(433)	$(7)	$0	$0	$(486)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1 as reported in the Notes to Schedule of Investments.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

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Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred

Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks

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Notes to Financial Statements (Cont.)

associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are

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December 31, 2009

estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

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Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or

20	PIMCO Variable Insurance Trust

December 31, 2009

programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, distribution fees (with respect to Advisor Class only), Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2009, the remaining recoverable amount to PIMCO was $18,216.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$706	$0

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$20,203	$17,890	$0	$2,313	$3	$0

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$25,737	$24,820	$48,359	$29,942

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Period from 04/30/2008 to 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	637	$6,738	492	$5,014
Advisor Class	1,445	15,569	0	0
Issued as reinvestment of distributions
Administrative Class	16	176	1	15
Advisor Class	18	203	0	0
Cost of shares redeemed
Administrative Class	(555)	(5,897)	(1)	(10)
Advisor Class	(423)	(4,578)	0	0
Net increase resulting from Portfolio share transactions	1,138	$12,211	492	$5,019

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	4	86	*
Advisor Class	2	99

*	Allianz Global Investors of America L.P., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	PIMCO Variable Insurance Trust

December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$499	$0	$(191)	$(179)	$0	$(4)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$22,891	$214	$(378)	$(164)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Fund made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$317	$62	$0
12/31/2008	15	0	0

(5)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

Annual Report	December 31, 2009	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	PHP	Philippine Peso
CNY	Chinese Renminbi	KRW	South Korean Won	SEK	Swedish Krona
DKK	Danish Krone	MXN	Mexican Peso	SGD	Singapore Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	TIIE	Tasa de Interés Interbancaria de Equilibrio

Annual Report	December 31, 2009	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	27

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

30	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Foreign Bond Portfolio

(U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

United States	32.2%
Netherlands	13.2%
France	11.4%
Japan	8.8%
United Kingdom	8.3%
Germany	7.4%
Short-Term Instruments	2.7%
Other	16.0%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	10 Years	Class Inception (02/16/99)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	15.60%	4.67%	5.51%	4.98%
JPMorgan GBI Global ex-US Index Hedged in USD±	2.26%	4.78%	5.37%	5.13%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 02/28/99.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Administrative Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,082.31	$1,020.57
Expenses Paid During Period†	$4.83	$4.69

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	A curve-steepening position in the U.S., especially in January and February of 2009, benefited performance as long-term rates increased more than short-term rates.

»	An overweight to Australian duration, or sensitivity to changes in market interest rates, slightly detracted from performance as yields increased.

»	Holdings of corporate bonds contributed to performance as spreads on these bonds narrowed during the reporting period.

»

An overweight to Agency mortgage-backed securities (“MBS”), specifically during the first half of the reporting period, contributed to performance as MBS spreads narrowed relative to U.S. Treasury securities.

»	Positions in non-Agency MBS contributed to performance as prices on these securities appreciated during the reporting period.

»	A position in Japanese inflation-linked bonds, especially in the second quarter, contributed to returns as real bonds outperformed nominal Japanese government bonds.

»

Exposure to a basket of developed and emerging market currencies relative to the U.S. dollar, especially in the last six months of the reporting period, contributed to performance as these currencies appreciated.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$9.58	$10.12	$10.10	$10.34	$10.15
Net investment income (a)	0.37	0.35	0.35	0.36	0.28
Net realized/unrealized gain (loss) on investments	1.10	(0.59)	0.01	(0.14)	0.24
Total income (loss) from investment operations	1.47	(0.24)	0.36	0.22	0.52
Dividends from net investment income	(0.32)	(0.30)	(0.34)	(0.33)	(0.25)
Distributions from net realized capital gains	(1.07)	0.00	0.00	(0.13)	(0.08)
Tax basis return of capital	(0.02)	0.00	0.00	0.00	0.00
Total distributions	(1.41)	(0.30)	(0.34)	(0.46)	(0.33)
Net asset value end of year	$9.64	$9.58	$10.12	$10.10	$10.34
Total return	15.60%	(2.40)%	3.62%	2.19%	5.15%
Net assets end of year (000s)	$69,356	$76,215	$68,312	$61,193	$49,640
Ratio of expenses to average net assets	0.91%	0.91%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.67%	3.56%	3.49%	3.55%	2.70%
Portfolio turnover rate	459%	655%	621%	281%	453%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$69,909
Investments in Affiliates, at value	1,616
Repurchase agreements, at value	269
Cash	153
Deposits with counterparty	156
Foreign currency, at value	383
Receivable for investments sold	47
Receivable for Portfolio shares sold	8
Interest and dividends receivable	834
Dividends receivable from Affiliates	1
Variation margin receivable	1
Swap premiums paid	202
Unrealized appreciation on foreign currency contracts	972
Unrealized appreciation on swap agreements	94
74,645

Liabilities:
Payable for reverse repurchase agreements	$410
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	3,140
Payable for Portfolio shares redeemed	26
Written options outstanding	140
Deposits from counterparty	930
Accrued related party fees	57
Swap premiums received	97
Unrealized depreciation on foreign currency contracts	94
Unrealized depreciation on swap agreements	377
Other liabilities	1
5,273

Net Assets	$69,372

Net Assets Consist of:
Paid in capital	$72,822
(Overdistributed) net investment income	(2,411)
Accumulated undistributed net realized (loss)	(140)
Net unrealized (depreciation)	(899)
$69,372

Net Assets:
Institutional Class	$16
Administrative Class	69,356

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	7,193

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.64
Administrative Class	9.64

Cost of Investments Owned	$71,550
Cost of Investments in Affiliates Owned	$1,616
Cost of Repurchase Agreements Owned	$269
Cost of Foreign Currency Held	$383
Premiums Received on Written Options	$172

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$3,111
Dividends	9
Dividends from Affiliate investments	5
Total Income	3,125

Expenses:
Investment advisory fees	171
Supervisory and administrative fees	342
Servicing fees – Administrative Class	103
Trustees' fees	1
Interest expense	8
Total Expenses	625

Net Investment Income	2,500

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,542
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	2,459
Net realized (loss) on foreign currency transactions	(5,528)
Net change in unrealized appreciation on investments	836
Net change in unrealized appreciation on futures contracts, written options and swaps	238
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	4,447
Net Gain	6,996

Net Increase in Net Assets Resulting from Operations	$9,496

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,500	$2,965
Net realized gain	1,473	3,028
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	5,521	(8,742)
Net increase (decrease) resulting from operations	9,496	(2,749)

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(1)
Administrative Class	(2,156)	(2,508)
From net realized capital gains
Institutional Class	(2)	0
Administrative Class	(6,848)	0
Tax basis return of capital
Institutional Class	0	0
Administrative Class	(141)	0

Total Distributions	(9,148)	(2,509)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	25,936	47,330
Issued as reinvestment of distributions
Institutional Class	2	1
Administrative Class	9,146	2,508
Cost of shares redeemed
Administrative Class	(42,289)	(36,679)
Net increase (decrease) resulting from Portfolio share transactions	(7,205)	13,160

Total Increase (Decrease) in Net Assets	(6,857)	7,902

Net Assets:
Beginning of year	76,229	68,327
End of year*	$69,372	$76,229

*Including undistributed (overdistributed) net investment income of:	$(2,411)	$2,623

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 4.8%

Commonwealth Bank of Australia
0.751% due 06/25/2014		$300	$299
4.500% due 02/20/2014	AUD	500	427

ING Bank Australia Ltd.
4.850% due 06/24/2014		800	722

Medallion Trust
0.392% due 05/25/2035		$129	123

National Australia Bank Ltd.
0.784% due 07/08/2014		400	399

Puma Finance Ltd.
4.168% due 08/22/2037	AUD	165	143

Torrens Trust
4.405% due 10/19/2038		283	244

Westpac Banking Corp.
0.536% due 09/10/2014		$400	401
2.700% due 12/09/2014		600	586

Total Australia (Cost $3,208)			3,344

BERMUDA 0.4%

Merna Reinsurance Ltd.
0.901% due 07/07/2010		$300	294

Total Bermuda (Cost $290)			294

CANADA 2.7%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	500	495

Canadian Imperial Bank of Commerce
5.250% due 09/16/2010	EUR	200	294

Ford Auto Securitization Trust
4.817% due 10/15/2012	CAD	100	97

Golden Credit Card Trust
5.106% due 04/15/2011		500	499

Province of Ontario Canada
4.600% due 06/02/2039		300	280
5.850% due 03/08/2033		88	96
6.200% due 06/02/2031		100	112

Total Canada (Cost $1,835)			1,873

CAYMAN ISLANDS 0.3%

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$200	200

Total Cayman Islands (Cost $211)			200

DENMARK 0.0%

Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	42	8

Total Denmark (Cost $5)			8

FRANCE 11.8%

BNP Paribas Home Loan Covered Bonds S.A.
3.750% due 12/13/2011	EUR	200	296
4.750% due 05/28/2013		300	460

Caisse Nationale des Caisses d'Epargne et de Prevoyance
6.117% due 10/29/2049		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Compagnie de Financement Foncier
3.625% due 01/16/2012	EUR	100	$148
4.000% due 07/21/2011		400	594

Credit Agricole S.A.
6.637% due 05/29/2049		$100	82

Dexia Credit Local
0.899% due 09/23/2011		300	303

France Government Bond
3.500% due 04/25/2015	EUR	600	895
3.750% due 10/25/2019		500	723
4.000% due 10/25/2038		100	138
4.250% due 04/25/2019		200	303
4.750% due 04/25/2035		600	926
5.750% due 10/25/2032		1,550	2,705

Societe Financement de l'Economie Francaise
2.125% due 05/20/2012		200	290

Vivendi
5.750% due 04/04/2013		$200	210

Total France (Cost $8,298)			8,174

GERMANY 7.7%

Driver One GmbH
0.583% due 10/21/2015	EUR	184	262

Kreditanstalt fuer Wiederaufbau
1.750% due 03/23/2010	JPY	11,000	118

Republic of Germany
3.750% due 07/04/2013	EUR	700	1,063
3.750% due 01/04/2019		300	445
4.000% due 01/04/2037		550	769
4.250% due 07/04/2018		900	1,389
4.750% due 07/04/2034		300	467
4.750% due 07/04/2040		500	795

Total Germany (Cost $5,361)			5,308

GREECE 2.1%

Greece Government Bond
4.600% due 05/20/2013	EUR	1,050	1,490

Total Greece (Cost $1,637)			1,490

IRELAND 0.2%

Immeo Residential Finance PLC
0.874% due 12/15/2016	EUR	92	112

Total Ireland (Cost $137)			112

ITALY 3.7%

AUTO Asset-Backed Securities
0.873% due 10/25/2020	EUR	200	276

Intesa Sanpaolo SpA
8.047% due 06/29/2049		200	291

Italy Buoni Poliennali Del Tesoro
3.750% due 12/15/2013		700	1,043
4.250% due 04/15/2013		400	606
5.250% due 08/01/2011		200	303

Vela Home SRL
1.013% due 10/24/2027		25	35

Total Italy (Cost $2,624)			2,554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 9.1%

Japan Government International Bond
0.900% due 03/20/2014	JPY	140,000	$1,535
1.500% due 12/20/2017		410,000	4,586
1.800% due 06/20/2017		10,000	115

JLOC Ltd.
0.575% due 02/16/2016		13,292	99

Total Japan (Cost $6,025)			6,335

LIBERIA 0.3%

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018		$200	185

Total Liberia (Cost $189)			185

NETHERLANDS 13.7%

Achmea Hypotheekbank NV
0.631% due 11/03/2014		$700	700

Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	500	737

LeasePlan Corp. NV
3.250% due 05/22/2014		100	146

Netherlands Government Bond
4.000% due 07/15/2018		1,400	2,092
4.500% due 07/15/2017		3,300	5,124

NIBC Bank NV
0.637% due 12/02/2014		$600	600

Rabobank Nederland NV
11.000% due 06/29/2049		75	92

Total Netherlands (Cost $9,546)			9,491

NORWAY 0.4%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	200	297

Total Norway (Cost $308)			297

SOUTH KOREA 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	152

Total South Korea (Cost $154)			152

SPAIN 0.6%

MBS Bancaja Fondo De Titulizacion Activos
0.884% due 11/17/2035	EUR	77	100

Santander Hipotecario
0.922% due 07/15/2042		157	195

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$100	90

Total Spain (Cost $441)			385

SUPRANATIONAL 0.4%

European Investment Bank
3.625% due 10/15/2013	EUR	200	300

Total Supranational (Cost $291)			300

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SWITZERLAND 0.4%

UBS AG
5.750% due 04/25/2018		$300	$306

Total Switzerland (Cost $298)			306

UNITED KINGDOM 8.5%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	300	456

Barclays Bank PLC
0.424% due 03/23/2017		$250	223

HBOS PLC
6.750% due 05/21/2018		200	186

Lloyds TSB Bank PLC
2.812% due 11/29/2049		100	48
12.000% due 12/29/2049		200	196

Royal Bank of Scotland Group PLC
4.125% due 11/14/2011	GBP	600	1,013
9.118% due 03/31/2049		$200	183

United Kingdom Gilt
2.250% due 03/07/2014	GBP	600	954
3.250% due 12/07/2011		20	34
3.750% due 09/07/2019		400	627
4.250% due 06/07/2032		100	157
4.250% due 03/07/2036		200	313
4.500% due 12/07/2042		300	494
4.750% due 12/07/2038		600	1,022

Total United Kingdom (Cost $6,039)			5,906

UNITED STATES 33.4%

ASSET-BACKED SECURITIES 3.0%

Amortizing Residential Collateral Trust
0.521% due 07/25/2032		$1	1
0.931% due 10/25/2031		2	1

Amresco Residential Securities Mortgage Loan Trust
1.171% due 06/25/2029		1	0

Asset-Backed Funding Certificates
0.291% due 01/25/2037		29	28

Bear Stearns Asset-Backed Securities Trust
0.301% due 12/25/2036		91	82

Countrywide Asset-Backed Certificates
0.311% due 06/25/2037		67	65

CS First Boston Mortgage Securities Corp.
0.851% due 01/25/2032		1	1

First Alliance Mortgage Loan Trust
0.463% due 12/20/2027		1	1

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036		35	34

Ford Credit Auto Owner Trust
1.133% due 01/15/2011		60	60
1.653% due 06/15/2012		100	101

Franklin Auto Trust
1.813% due 06/20/2012		200	201

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036		35	25

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037		6	6

Long Beach Mortgage Loan Trust
0.511% due 10/25/2034		12	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital I
0.281% due 09/25/2036		$9	$9

Nelnet Student Loan Trust
0.812% due 04/27/2015		97	97

Residential Asset Securities Corp.
0.731% due 07/25/2032		4	2

SACO I, Inc.
0.291% due 05/25/2036		9	6

SLM Student Loan Trust
0.782% due 10/25/2017		400	398
1.782% due 04/25/2023		835	869

Structured Asset Securities Corp.
0.281% due 10/25/2036		26	25
0.521% due 01/25/2033		4	3

Wells Fargo Home Equity Trust
0.461% due 10/25/2035		16	16
0.471% due 10/25/2035		17	16

			2,057

CORPORATE BONDS & NOTES 16.8%

American Express Bank FSB
0.361% due 05/29/2012		200	195

American International Group, Inc.
5.450% due 05/18/2017		300	243
5.850% due 01/16/2018		200	164
8.000% due 05/22/2038	EUR	500	453
8.175% due 05/15/2068		$400	267

AutoZone, Inc.
5.875% due 10/15/2012		1,000	1,082

Bank of America Corp.
4.000% due 03/28/2018	EUR	200	260
7.625% due 06/01/2019		$300	348

Bear Stearns Cos. LLC
6.400% due 10/02/2017		100	109
7.250% due 02/01/2018		1,000	1,150

Citigroup Funding, Inc.
1.325% due 05/07/2010		700	702

Citigroup, Inc.
0.867% due 06/28/2013	EUR	200	271
5.500% due 10/15/2014		$400	405

Computer Sciences Corp.
5.000% due 02/15/2013		369	384
6.500% due 03/15/2018		200	219

DR Horton, Inc.
6.000% due 04/15/2011		100	102

Harris Corp.
5.950% due 12/01/2017		500	531

International Lease Finance Corp.
5.400% due 02/15/2012		100	87

iStar Financial, Inc.
5.150% due 03/01/2012		100	62

JPMorgan Chase & Co.
3.625% due 12/12/2011	EUR	300	445
5.058% due 02/22/2021	CAD	100	95

JPMorgan Chase & Co. CPI Linked Bond
1.714% due 02/15/2012		$10	10

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		300	63
6.875% due 05/02/2018 (a)		200	42

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		200	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch & Co., Inc.
1.187% due 07/22/2014	EUR	300	$401

Morgan Stanley
1.017% due 11/29/2013		340	456

Nationwide Health Properties, Inc.
6.500% due 07/15/2011		$100	104

Pactiv Corp.
6.400% due 01/15/2018		200	211

RBS Capital Trust I
4.709% due 12/29/2049		600	303

Regions Financial Corp.
7.750% due 11/10/2014		100	99

Sprint Nextel Corp.
6.000% due 12/01/2016		100	92

State Street Capital Trust IV
1.254% due 06/01/2077		100	68

Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,067

Viacom, Inc.
6.125% due 10/05/2017		200	216
6.250% due 04/30/2016		200	218

WM Covered Bond Program
4.375% due 05/19/2014	EUR	200	294

Yum! Brands, Inc.
6.250% due 03/15/2018		$200	218

			11,641

MORTGAGE-BACKED SECURITIES 8.3%

American Home Mortgage Investment Trust
5.660% due 09/25/2045		172	136

Banc of America Mortgage Securities, Inc.
5.404% due 02/25/2036		163	125

BCAP LLC Trust
0.401% due 01/25/2037		197	94

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035		23	20
2.530% due 08/25/2035		84	73
2.940% due 03/25/2035		142	125
3.522% due 08/25/2033		12	12
5.132% due 08/25/2035		100	89

Bear Stearns Alt-A Trust
0.391% due 02/25/2034		137	92
5.378% due 09/25/2035		88	59
5.486% due 11/25/2035		93	53
5.654% due 11/25/2036		194	109
5.673% due 03/25/2036		183	89
6.250% due 08/25/2036		120	76

Bear Stearns Structured Products, Inc.
5.673% due 12/26/2046		75	42

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035		30	27
4.248% due 08/25/2035		54	48

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		300	261

Countrywide Alternative Loan Trust
0.443% due 03/20/2046		160	79
0.511% due 02/25/2037		132	68
0.563% due 11/20/2035		201	106
1.544% due 12/25/2035		265	142
2.044% due 11/25/2035		39	19
5.250% due 06/25/2035		38	32
6.000% due 04/25/2037		69	47

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.461% due 05/25/2035	$75	$41
0.551% due 03/25/2035	149	78
0.561% due 02/25/2035	19	12
3.510% due 11/25/2034	29	23
3.971% due 08/25/2034	84	57

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	300	193

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	3	3

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	21	21

Greenpoint Mortgage Funding Trust
0.311% due 01/25/2047	127	110

GSR Mortgage Loan Trust
4.553% due 09/25/2035	300	200
5.156% due 01/25/2036	250	192

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	70	36
3.979% due 05/19/2033	15	14

Indymac Index Mortgage Loan Trust
0.471% due 07/25/2035	62	35

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	48	42

Mellon Residential Funding Corp.
0.673% due 12/15/2030	32	29

Merrill Lynch Countrywide Commercial Mortgage Trust
0.000% due 07/09/2021	200	170

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	50	43

Morgan Stanley Mortgage Loan Trust
5.355% due 06/25/2036	204	187

Residential Accredit Loans, Inc.
0.381% due 02/25/2047	78	34
0.411% due 06/25/2046	196	77
0.441% due 04/25/2046	164	61

Structured Adjustable Rate Mortgage Loan Trust
3.262% due 04/25/2034	22	18

Structured Asset Mortgage Investments, Inc.
0.441% due 05/25/2046	29	14
0.451% due 05/25/2036	207	103
0.451% due 09/25/2047	200	62
0.523% due 07/19/2034	8	7
0.583% due 03/19/2034	16	14
0.893% due 09/19/2032	8	7
2.044% due 08/25/2047	87	48

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TBW Mortgage-Backed Pass-Through Certificates
0.341% due 01/25/2037	$37	$32
5.970% due 09/25/2036	199	106

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	95	92

Wachovia Bank Commercial Mortgage Trust
0.323% due 09/15/2021	199	170

WaMu Mortgage Pass-Through Certificates
0.461% due 04/25/2045	21	16
0.541% due 01/25/2045	19	15
0.771% due 12/25/2027	49	37
1.524% due 06/25/2046	103	67
1.544% due 02/25/2046	240	136
2.509% due 02/27/2034	20	16
2.833% due 09/25/2033	578	529
3.640% due 03/25/2033	37	33

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.484% due 07/25/2046	71	30

Wells Fargo Mortgage-Backed Securities Trust
3.108% due 12/25/2034	77	70
3.212% due 04/25/2036	31	26
4.607% due 06/25/2035	152	145
4.950% due 03/25/2036	182	151
5.589% due 07/25/2036	202	155

		5,780

	SHARES
PREFERRED STOCKS 0.9%

DG Funding Trust
2.532% due 12/31/2049	65	577

SLM Corp.
0.760% due 01/16/2018	900	13

		590

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
0.351% due 03/25/2034	$21	19
0.381% due 08/25/2034	12	11
0.581% due 09/25/2042	53	52
1.828% due 10/01/2044	66	64
2.658% due 12/01/2034	27	28
2.998% due 11/01/2034	154	159
3.855% due 05/25/2035	61	60
5.480% due 07/01/2018 (c)	200	218
6.000% due 07/25/2044	36	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.733% due 12/15/2032	$111	$110
1.832% due 10/25/2044	130	124
3.330% due 02/01/2029	15	16
4.690% due 03/01/2035	196	205
4.976% due 04/01/2035 (c)	322	337
5.000% due 03/15/2025 - 07/15/2025	49	49

Ginnie Mae
4.375% due 04/20/2028 - 06/20/2030	9	9

Small Business Administration
5.490% due 03/01/2028	1,350	1,433

		2,931

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
1.000% due 07/31/2011 (d)	10	10
1.000% due 09/30/2011 (d)	17	17
1.000% due 10/31/2011 (d)	113	113

		140

Total United States (Cost $24,597)		23,139

SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.005% due 01/04/2010	$269	269

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $275. Repurchase proceeds are $269.)

U.S. TREASURY BILLS 0.1%
0.125% due 03/25/2010 (d)	56	56

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 2.3%
	161,398	1,616

Total Short-Term Instruments (Cost $1,941)		1,941

Total Investments 103.5% (Cost $73,435)		$71,794

Written Options (f) (0.2%) (Premiums $172)		(140)

Other Assets and Liabilities (Net) (3.3%)		(2,282)

Net Assets 100.0%		$69,372

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Affiliated to the Portfolio.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $2,993 at a weighted average interest rate of 0.357%. On December 31, 2009, securities valued at $436 were pledged as collateral for reverse repurchase agreements.

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged)  (Cont.)

(d)	Securities with an aggregate market value of $196 and cash of $156 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	15	$(40)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 124.000	Short	03/2010	13	7
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 125.000	Short	03/2010	17	14
Euro-Bund 10-Year Bond March Futures Put Options Strike @ EUR 121.000	Short	03/2010	9	(5)
Japan Government 10-Year Bond March Futures	Long	03/2010	6	21
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	12	19
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	5	10

				$26

(e)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	0.387%		$1,000	$(7)	$0	$(7)
Barclays Bank PLC	RBS	(2.350%	)	12/20/2017	1.485%		200	(12)	0	(12)
Bear Stearns Cos. LLC	DUB	(0.870%	)	03/20/2018	0.500%		300	(8)	0	(8)
Computer Sciences Corp.	BOA	(0.570%	)	03/20/2013	0.287%		369	(3)	0	(3)
Computer Sciences Corp.	GSC	(1.180%	)	03/20/2018	0.604%		200	(8)	0	(8)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	1.454%		100	(4)	0	(4)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.676%		500	(27)	0	(27)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.500%		100	17	0	17
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	24.073%		100	35	0	35
JPMorgan Chase & Co.	BOA	(0.750%	)	03/20/2018	0.500%		100	(2)	0	(2)
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	0.500%		100	(2)	0	(2)
JPMorgan Chase & Co.	DUB	(0.740%	)	03/20/2018	0.500%		200	(3)	0	(3)
Marsh & McLennan Cos., Inc.	BCLY	(1.160%	)	09/20/2014	0.635%		200	(5)	0	(5)
Nationwide Health Properties, Inc.	DUB	(0.620%	)	09/20/2011	1.187%		100	1	0	1
Pactiv Corp.	BOA	(1.053%	)	03/20/2018	0.992%		200	(1)	0	(1)
Royal Caribbean Cruises Ltd.	BOA	(3.190%	)	03/20/2018	4.523%		200	16	0	16
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.994%		100	15	0	15
UBS AG	DUB	(2.200%	)	03/20/2014	0.707%	EUR	200	(17)	0	(17)
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	0.571%		$1,000	(40)	0	(40)
Viacom, Inc.	BOA	(1.930%	)	06/20/2016	0.765%		200	(14)	0	(14)
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	0.835%		200	(4)	0	(4)
Vivendi S.A.	BNP	(1.743%	)	06/20/2013	0.711%		100	(4)	0	(4)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.711%		100	(4)	0	(4)
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	0.802%		200	(2)	0	(2)

								$(83)	$0	$(83)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-12 10-Year Index	DUB	(1.000%	)	06/20/2019	$694	$3	$30	$(27)
CDX.IG-12 10-Year Index	GSC	(1.000%	)	06/20/2019	2,480	11	70	(59)

						$14	$100	$(86)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$100	$(67)	$(30)	$(37)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	199	(108)	(60)	(48)

					$(175)	$(90)	$(85)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC	BRL	700	$0	$2	$(2)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		800	(1)	0	(1)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	JPM		100	0	0	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		500	0	0	0
Pay	3-Month AUD Bank Bill	4.500%	12/15/2011	CITI	AUD	400	(3)	1	(4)
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	RBC		3,400	(16)	8	(24)
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	UBS		1,200	(5)	3	(8)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	1,000	(4)	(7)	3
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	BOA	JPY	100,000	11	11	0
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	RBS		210,000	24	22	2
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	UBS		520,000	60	55	5
Pay	28-Day MXN TIIE	8.300%	02/07/2019	MLP	MXN	700	0	0	0

							$66	$95	$(29)

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$117.500	01/22/2010	22	$6	$3
Call - CBOT U.S. Treasury 10-Year Note February Futures	119.000	01/22/2010	11	2	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	117.500	02/19/2010	26	12	8
Call - CBOT U.S. Treasury 10-Year Note March Futures	119.000	02/19/2010	4	1	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	120.000	02/19/2010	16	3	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	11	7	14
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	20	12	21
Put - CME 90-Day Eurodollar March Futures	98.500	03/15/2010	7	2	0

				$45	$47

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	$ 600	$6	$2
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	300	1	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	600	4	3
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,800	31	5
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,600	34	68

							$76	$79

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC AUD versus USD		$0.870	01/11/2010	AUD	200	$2	$0
Put - OTC AUD versus USD		0.850	02/01/2010		400	5	1
Put - OTC AUD versus USD		0.830	03/18/2010		400	5	2
Call - OTC USD versus NOK	NOK	5.950	01/11/2010		$100	1	0
Call - OTC USD versus NOK		5.950	01/29/2010		100	2	1
Put - OTC USD versus MXN	MXN	12.750	02/05/2010		300	4	3
Call - OTC USD versus MXN		14.220	02/05/2010		100	2	0
Call - OTC USD versus NOK	NOK	6.050	02/16/2010		300	3	3
Call - OTC USD versus BRL	BRL	1.910	02/18/2010		200	3	1
Call - OTC USD versus BRL		2.095	03/18/2010		200	4	0
Call - OTC USD versus MXN	MXN	14.950	03/18/2010		300	6	0

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged)  (Cont.)

Foreign Currency Options (Cont.)
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Call - OTC USD versus KRW	KRW	1,250.000	03/18/2010	$500	$7	$2
Call - OTC USD versus KRW		1,320.000	03/18/2010	200	3	0
Call - OTC USD versus KRW		1,500.000	09/01/2010	100	1	0
Call - OTC USD versus MXN	MXN	16.250	09/22/2010	100	3	1

					$51	$14

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2008	205	$3,000	AUD	0	EUR	2,000	$185
Sales	307	31,700		1,000		2,400	446
Closing Buys	(120)	(20,200)		0		(3,400)	(336)
Expirations	(275)	(4,100)		0		(1,000)	(123)
Exercised	0	0		0		0	0

Balance at 12/31/2009	117	$10,400	AUD	1,000	EUR	0	$172

(g)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	37	01/2010	CITI	$1	$0	$1
Buy		30	01/2010	GSC	0	(1)	(1)
Buy		27	01/2010	RBS	0	0	0
Sell		1,663	01/2010	RBS	49	0	49
Buy	BRL	809	02/2010	DUB	42	0	42
Sell	CAD	1,509	01/2010	JPM	0	(25)	(25)
Buy	CNY	436	03/2010	BOA	0	0	0
Sell		109	03/2010	CITI	0	0	0
Sell		394	03/2010	DUB	0	0	0
Buy		278	03/2010	JPM	0	0	0
Sell		212	03/2010	JPM	0	0	0
Buy		771	05/2010	BCLY	0	(12)	(12)
Sell		1,638	05/2010	BCLY	0	(13)	(13)
Buy		867	05/2010	MLP	0	(13)	(13)
Buy		1,457	06/2010	BCLY	0	(1)	(1)
Buy		820	06/2010	HSBC	0	0	0
Buy		2,632	11/2010	BCLY	1	(1)	0
Buy		106	11/2010	CITI	0	0	0
Buy		106	11/2010	DUB	0	0	0
Buy		212	11/2010	JPM	0	0	0
Buy		653	11/2010	MSC	0	(2)	(2)
Buy		1,535	11/2010	UBS	1	0	1
Buy		270	06/2011	DUB	0	(1)	(1)
Sell	EUR	446	01/2010	CITI	1	0	1
Buy		548	01/2010	GSC	0	0	0
Sell		548	01/2010	GSC	0	0	0
Sell		16,158	01/2010	UBS	289	0	289
Sell		2,304	02/2010	DUB	125	0	125
Sell		60	02/2010	RBS	3	0	3
Buy	GBP	397	01/2010	CITI	6	(3)	3
Sell		3,047	01/2010	CITI	147	0	147
Sell		27	01/2010	JPM	1	0	1
Sell		550	01/2010	RBS	14	0	14
Buy	HKD	5	02/2010	CITI	0	0	0
Buy		5	02/2010	DUB	0	0	0
Buy	IDR	1,115,310	01/2010	BCLY	5	0	5
Buy		1,287,100	09/2010	JPM	9	0	9
Sell	JPY	633,810	01/2010	BNP	256	0	256
Buy		30,323	01/2010	CSFB	0	(18)	(18)
Buy		2,021	01/2010	GSC	0	(1)	(1)
Sell		41,416	01/2010	HSBC	16	0	16
Buy	KRW	110,870	02/2010	CITI	1	0	1
Buy		69,027	02/2010	JPM	2	0	2
Buy		109,134	02/2010	MSC	0	(1)	(1)
Buy		32,000	07/2010	BCLY	0	0	0
Buy		62,767	07/2010	DUB	1	0	1
Buy		52,121	07/2010	MSC	0	0	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	124,759	08/2010	MSC	$0	$0	$0
Buy		56,105	11/2010	BCLY	0	0	0
Buy		30,670	11/2010	CITI	0	0	0
Buy	MXN	4,383	04/2010	JPM	2	0	2
Buy	MYR	2	02/2010	DUB	0	0	0
Buy	NOK	58	03/2010	GSC	0	0	0
Buy		3,894	03/2010	HSBC	0	(2)	(2)
Sell		138	03/2010	HSBC	0	0	0
Buy		143	03/2010	RBC	0	0	0
Sell	SEK	109	03/2010	CITI	0	0	0
Buy	SGD	3	03/2010	MSC	0	0	0
Sell	TWD	7	06/2010	BOA	0	0	0
Sell		9	06/2010	DUB	0	0	0
Sell		9	06/2010	MSC	0	0	0
Sell		5	10/2010	CITI	0	0	0

					$972	$(94)	$878

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
France	$0	$8,174	$0	$8,174
Germany	0	5,308	0	5,308
Japan	0	6,236	99	6,335
Netherlands	0	9,491	0	9,491
United Kingdom	0	5,710	196	5,906
United States	13	22,549	577	23,139
Other Investments +++	1,616	11,825	0	13,441

Investments, at value	$1,629	$69,293	$872	$71,794
Financial Derivative Instruments ++++	$26	$455	$0	$481

Total	$1,655	$69,748	$872	$72,275

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Japan	$0	$110	$0	$2	$(13)	$0	$99	$(13)
United Kingdom	0	200	0	0	(4)	0	196	(4)
United States	0	0	0	0	(77)	654	577	(77)
Other Investments +++	248	(83)	4	(16)	91	(244)	0	0

Investments, at value	$248	$227	$4	$(14)	$(3)	$410	$872	$(94)
Financial Derivative Instruments ++++	$0	$0	$0	$0	$(15)	$15	$0	$0

Total	$248	$227	$4	$(14)	$(18)	$425	$872	$(94)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)	December 31, 2009

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Variation margin receivable^^	$1	$0	$0	$0	$0	$1
Unrealized appreciation on foreign currency contracts	0	972	0	0	0	972
Unrealized appreciation on swap agreements	10	0	84	0	0	94

	$11	$972	$84	$0	$0	$1,067

Liabilities:
Written options outstanding	$126	$14	$0	$0	$0	$140
Unrealized depreciation on foreign currency contracts	0	94	0	0	0	94
Unrealized depreciation on swap agreements	39	0	338	0	0	377

	$165	$108	$338	$0	$0	$611

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$87	$0	$0	$0	$0	$87
Net realized gain on futures contracts, written options and swaps	2,108	1	350	0	0	2,459
Net realized (loss) on foreign currency transactions	0	(2,904)	0	0	0	(2,904)

	$2,195	$(2,903)	$350	$0	$0	$(358)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(101)	$0	$0	$0	$0	$(101)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	1,472	37	(1,271)	0	0	238
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,239	0	0	0	2,239

	$1,371	$2,276	$(1,271)	$0	$0	$2,376

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $26 as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

18	PIMCO Variable Insurance Trust

December 31, 2009

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or

20	PIMCO Variable Insurance Trust

December 31, 2009

losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

22	PIMCO Variable Insurance Trust

December 31, 2009

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition,

the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,226	$6,169

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$ 0	$69,005	$67,391	$0	$1,616	$5	$2

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$95,829	$118,230	$295,416	$322,622

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	2,556	25,936	4,666	47,330
Issued as reinvestment of distributions
Institutional Class	1	2	0	1
Administrative Class	937	9,146	254	2,508
Cost of shares redeemed
Institutional Class	0	0	(1)	0
Administrative Class	(4,254)	(42,289)	(3,718)	(36,679)
Net increase (decrease) resulting from Portfolio share transactions	(760)	$(7,205)	1,201	$13,160

24	PIMCO Variable Insurance Trust

December 31, 2009

The following schedule shows the number of shareholders each owning 5% or more of or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	5	81

*	Allianz Global Investors of America L.P., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$0	$0	$(2,318)	$(1,124)	$0	$(8)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$74,000	$2,121	$(4,327)	$(2,206)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)
12/31/2009	$8,976	$31	$141
12/31/2008	2,509	0	0

(5)	Includes short-term capital gains, if any, distributed.
(6)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)	December 31, 2009

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HKD	Hong Kong Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security
CDI	Brazil Interbank Deposit Rate	ISDA	International Swaps and Derivatives Association, Inc.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMBS	Collateralized Mortgage-Backed Security	LIBOR	London Interbank Offered Rate

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.10%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

34	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Foreign Bond Portfolio

(U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2009

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

United States	32.2%
Netherlands	13.2%
France	11.4%
Japan	8.8%
United Kingdom	8.3%
Germany	7.4%
Short-Term Instruments	2.7%
Other	16.0%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009

	1 Year	5 Years	Class Inception (04/10/00)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	15.77%	4.82%	5.59%
JPMorgan GBI Global ex-US Index Hedged in USD±	2.26%	4.78%	5.27%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,083.12	$1,021.32
Expenses Paid During Period†	$4.04	$3.92

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	A curve-steepening position in the U.S., especially in January and February of 2009, benefited performance as long-term rates increased more than short-term rates.

»	An overweight to Australian duration, or sensitivity to changes in market interest rates, slightly detracted from performance as yields increased.

»	Holdings of corporate bonds contributed to performance as spreads on these bonds narrowed during the reporting period.

»

An overweight to Agency mortgage-backed securities (“MBS”), specifically during the first half of the reporting period, contributed to performance as MBS spreads narrowed relative to U.S. Treasury securities.

»	Positions in non-Agency MBS contributed to performance as prices on these securities appreciated during the reporting period.

»	A position in Japanese inflation-linked bonds, especially in the second quarter, contributed to returns as real bonds outperformed nominal Japanese government bonds.

»

Exposure to a basket of developed and emerging market currencies relative to the U.S. dollar, especially in the last six months of the reporting period, contributed to performance as these currencies appreciated.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Institutional Class
Net asset value beginning of year	$9.58	$10.12	$10.10	$10.34	$10.15
Net investment income (a)	0.38	0.37	0.36	0.38	0.29
Net realized/unrealized gain (loss) on investments	1.11	(0.59)	0.01	(0.14)	0.24
Total income (loss) from investment operations	1.49	(0.22)	0.37	0.24	0.53
Dividends from net investment income	(0.34)	(0.32)	(0.35)	(0.35)	(0.26)
Distributions from net realized capital gains	(1.07)	0.00	0.00	(0.13)	(0.08)
Tax basis return of capital	(0.02)	0.00	0.00	0.00	0.00
Total distributions	(1.43)	(0.32)	(0.35)	(0.48)	(0.34)
Net asset value end of year	$9.64	$9.58	$10.12	$10.10	$10.34
Total return	15.77%	(2.25)%	3.77%	2.34%	5.28%
Net assets end of year (000s)	$16	$14	$15	$14	$14
Ratio of expenses to average net assets	0.76%	0.76%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	3.82%	3.70%	3.62%	3.69%	2.81%
Portfolio turnover rate	459%	655%	621%	281%	453%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$69,909
Investments in Affiliates, at value	1,616
Repurchase agreements, at value	269
Cash	153
Deposits with counterparty	156
Foreign currency, at value	383
Receivable for investments sold	47
Receivable for Portfolio shares sold	8
Interest and dividends receivable	834
Dividends receivable from Affiliates	1
Variation margin receivable	1
Swap premiums paid	202
Unrealized appreciation on foreign currency contracts	972
Unrealized appreciation on swap agreements	94
74,645

Liabilities:
Payable for reverse repurchase agreements	$410
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	3,140
Payable for Portfolio shares redeemed	26
Written options outstanding	140
Deposits from counterparty	930
Accrued related party fees	57
Swap premiums received	97
Unrealized depreciation on foreign currency contracts	94
Unrealized depreciation on swap agreements	377
Other liabilities	1
5,273

Net Assets	$69,372

Net Assets Consist of:
Paid in capital	$72,822
(Overdistributed) net investment income	(2,411)
Accumulated undistributed net realized (loss)	(140)
Net unrealized (depreciation)	(899)
$69,372

Net Assets:
Institutional Class	$16
Administrative Class	69,356

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	7,193

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.64
Administrative Class	9.64

Cost of Investments Owned	$71,550
Cost of Investments in Affiliates Owned	$1,616
Cost of Repurchase Agreements Owned	$269
Cost of Foreign Currency Held	$383
Premiums Received on Written Options	$172

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$3,111
Dividends	9
Dividends from Affiliate investments	5
Total Income	3,125

Expenses:
Investment advisory fees	171
Supervisory and administrative fees	342
Servicing fees – Administrative Class	103
Trustees' fees	1
Interest expense	8
Total Expenses	625

Net Investment Income	2,500

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,542
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	2,459
Net realized (loss) on foreign currency transactions	(5,528)
Net change in unrealized appreciation on investments	836
Net change in unrealized appreciation on futures contracts, written options and swaps	238
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	4,447
Net Gain	6,996

Net Increase in Net Assets Resulting from Operations	$9,496

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,500	$2,965
Net realized gain	1,473	3,028
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	5,521	(8,742)
Net increase (decrease) resulting from operations	9,496	(2,749)

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(1)
Administrative Class	(2,156)	(2,508)
From net realized capital gains
Institutional Class	(2)	0
Administrative Class	(6,848)	0
Tax basis return of capital
Institutional Class	0	0
Administrative Class	(141)	0

Total Distributions	(9,148)	(2,509)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	25,936	47,330
Issued as reinvestment of distributions
Institutional Class	2	1
Administrative Class	9,146	2,508
Cost of shares redeemed
Administrative Class	(42,289)	(36,679)
Net increase (decrease) resulting from Portfolio share transactions	(7,205)	13,160

Total Increase (Decrease) in Net Assets	(6,857)	7,902

Net Assets:
Beginning of year	76,229	68,327
End of year*	$69,372	$76,229

*Including undistributed (overdistributed) net investment income of:	$(2,411)	$2,623

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 4.8%

Commonwealth Bank of Australia
0.751% due 06/25/2014		$300	$299
4.500% due 02/20/2014	AUD	500	427

ING Bank Australia Ltd.
4.850% due 06/24/2014		800	722

Medallion Trust
0.392% due 05/25/2035		$129	123

National Australia Bank Ltd.
0.784% due 07/08/2014		400	399

Puma Finance Ltd.
4.168% due 08/22/2037	AUD	165	143

Torrens Trust
4.405% due 10/19/2038		283	244

Westpac Banking Corp.
0.536% due 09/10/2014		$400	401
2.700% due 12/09/2014		600	586

Total Australia (Cost $3,208)			3,344

BERMUDA 0.4%

Merna Reinsurance Ltd.
0.901% due 07/07/2010		$300	294

Total Bermuda (Cost $290)			294

CANADA 2.7%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	500	495

Canadian Imperial Bank of Commerce
5.250% due 09/16/2010	EUR	200	294

Ford Auto Securitization Trust
4.817% due 10/15/2012	CAD	100	97

Golden Credit Card Trust
5.106% due 04/15/2011		500	499

Province of Ontario Canada
4.600% due 06/02/2039		300	280
5.850% due 03/08/2033		88	96
6.200% due 06/02/2031		100	112

Total Canada (Cost $1,835)			1,873

CAYMAN ISLANDS 0.3%

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049		$200	200

Total Cayman Islands (Cost $211)			200

DENMARK 0.0%

Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	42	8

Total Denmark (Cost $5)			8

FRANCE 11.8%

BNP Paribas Home Loan Covered Bonds S.A.
3.750% due 12/13/2011	EUR	200	296
4.750% due 05/28/2013		300	460

Caisse Nationale des Caisses d'Epargne et de Prevoyance
6.117% due 10/29/2049		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Compagnie de Financement Foncier
3.625% due 01/16/2012	EUR	100	$148
4.000% due 07/21/2011		400	594

Credit Agricole S.A.
6.637% due 05/29/2049		$100	82

Dexia Credit Local
0.899% due 09/23/2011		300	303

France Government Bond
3.500% due 04/25/2015	EUR	600	895
3.750% due 10/25/2019		500	723
4.000% due 10/25/2038		100	138
4.250% due 04/25/2019		200	303
4.750% due 04/25/2035		600	926
5.750% due 10/25/2032		1,550	2,705

Societe Financement de l'Economie Francaise
2.125% due 05/20/2012		200	290

Vivendi
5.750% due 04/04/2013		$200	210

Total France (Cost $8,298)			8,174

GERMANY 7.7%

Driver One GmbH
0.583% due 10/21/2015	EUR	184	262

Kreditanstalt fuer Wiederaufbau
1.750% due 03/23/2010	JPY	11,000	118

Republic of Germany
3.750% due 07/04/2013	EUR	700	1,063
3.750% due 01/04/2019		300	445
4.000% due 01/04/2037		550	769
4.250% due 07/04/2018		900	1,389
4.750% due 07/04/2034		300	467
4.750% due 07/04/2040		500	795

Total Germany (Cost $5,361)			5,308

GREECE 2.1%

Greece Government Bond
4.600% due 05/20/2013	EUR	1,050	1,490

Total Greece (Cost $1,637)			1,490

IRELAND 0.2%

Immeo Residential Finance PLC
0.874% due 12/15/2016	EUR	92	112

Total Ireland (Cost $137)			112

ITALY 3.7%

AUTO Asset-Backed Securities
0.873% due 10/25/2020	EUR	200	276

Intesa Sanpaolo SpA
8.047% due 06/29/2049		200	291

Italy Buoni Poliennali Del Tesoro
3.750% due 12/15/2013		700	1,043
4.250% due 04/15/2013		400	606
5.250% due 08/01/2011		200	303

Vela Home SRL
1.013% due 10/24/2027		25	35

Total Italy (Cost $2,624)			2,554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 9.1%

Japan Government International Bond
0.900% due 03/20/2014	JPY	140,000	$1,535
1.500% due 12/20/2017		410,000	4,586
1.800% due 06/20/2017		10,000	115

JLOC Ltd.
0.575% due 02/16/2016		13,292	99

Total Japan (Cost $6,025)			6,335

LIBERIA 0.3%

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018		$200	185

Total Liberia (Cost $189)			185

NETHERLANDS 13.7%

Achmea Hypotheekbank NV
0.631% due 11/03/2014		$700	700

Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	500	737

LeasePlan Corp. NV
3.250% due 05/22/2014		100	146

Netherlands Government Bond
4.000% due 07/15/2018		1,400	2,092
4.500% due 07/15/2017		3,300	5,124

NIBC Bank NV
0.637% due 12/02/2014		$600	600

Rabobank Nederland NV
11.000% due 06/29/2049		75	92

Total Netherlands (Cost $9,546)			9,491

NORWAY 0.4%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	200	297

Total Norway (Cost $308)			297

SOUTH KOREA 0.2%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	152

Total South Korea (Cost $154)			152

SPAIN 0.6%

MBS Bancaja Fondo De Titulizacion Activos
0.884% due 11/17/2035	EUR	77	100

Santander Hipotecario
0.922% due 07/15/2042		157	195

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$100	90

Total Spain (Cost $441)			385

SUPRANATIONAL 0.4%

European Investment Bank
3.625% due 10/15/2013	EUR	200	300

Total Supranational (Cost $291)			300

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SWITZERLAND 0.4%

UBS AG
5.750% due 04/25/2018		$300	$306

Total Switzerland (Cost $298)			306

UNITED KINGDOM 8.5%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	300	456

Barclays Bank PLC
0.424% due 03/23/2017		$250	223

HBOS PLC
6.750% due 05/21/2018		200	186

Lloyds TSB Bank PLC
2.812% due 11/29/2049		100	48
12.000% due 12/29/2049		200	196

Royal Bank of Scotland Group PLC
4.125% due 11/14/2011	GBP	600	1,013
9.118% due 03/31/2049		$200	183

United Kingdom Gilt
2.250% due 03/07/2014	GBP	600	954
3.250% due 12/07/2011		20	34
3.750% due 09/07/2019		400	627
4.250% due 06/07/2032		100	157
4.250% due 03/07/2036		200	313
4.500% due 12/07/2042		300	494
4.750% due 12/07/2038		600	1,022

Total United Kingdom (Cost $6,039)			5,906

UNITED STATES 33.4%

ASSET-BACKED SECURITIES 3.0%

Amortizing Residential Collateral Trust
0.521% due 07/25/2032		$1	1
0.931% due 10/25/2031		2	1

Amresco Residential Securities Mortgage Loan Trust
1.171% due 06/25/2029		1	0

Asset-Backed Funding Certificates
0.291% due 01/25/2037		29	28

Bear Stearns Asset-Backed Securities Trust
0.301% due 12/25/2036		91	82

Countrywide Asset-Backed Certificates
0.311% due 06/25/2037		67	65

CS First Boston Mortgage Securities Corp.
0.851% due 01/25/2032		1	1

First Alliance Mortgage Loan Trust
0.463% due 12/20/2027		1	1

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036		35	34

Ford Credit Auto Owner Trust
1.133% due 01/15/2011		60	60
1.653% due 06/15/2012		100	101

Franklin Auto Trust
1.813% due 06/20/2012		200	201

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036		35	25

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037		6	6

Long Beach Mortgage Loan Trust
0.511% due 10/25/2034		12	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital I
0.281% due 09/25/2036		$9	$9

Nelnet Student Loan Trust
0.812% due 04/27/2015		97	97

Residential Asset Securities Corp.
0.731% due 07/25/2032		4	2

SACO I, Inc.
0.291% due 05/25/2036		9	6

SLM Student Loan Trust
0.782% due 10/25/2017		400	398
1.782% due 04/25/2023		835	869

Structured Asset Securities Corp.
0.281% due 10/25/2036		26	25
0.521% due 01/25/2033		4	3

Wells Fargo Home Equity Trust
0.461% due 10/25/2035		16	16
0.471% due 10/25/2035		17	16

			2,057

CORPORATE BONDS & NOTES 16.8%

American Express Bank FSB
0.361% due 05/29/2012		200	195

American International Group, Inc.
5.450% due 05/18/2017		300	243
5.850% due 01/16/2018		200	164
8.000% due 05/22/2038	EUR	500	453
8.175% due 05/15/2068		$400	267

AutoZone, Inc.
5.875% due 10/15/2012		1,000	1,082

Bank of America Corp.
4.000% due 03/28/2018	EUR	200	260
7.625% due 06/01/2019		$300	348

Bear Stearns Cos. LLC
6.400% due 10/02/2017		100	109
7.250% due 02/01/2018		1,000	1,150

Citigroup Funding, Inc.
1.325% due 05/07/2010		700	702

Citigroup, Inc.
0.867% due 06/28/2013	EUR	200	271
5.500% due 10/15/2014		$400	405

Computer Sciences Corp.
5.000% due 02/15/2013		369	384
6.500% due 03/15/2018		200	219

DR Horton, Inc.
6.000% due 04/15/2011		100	102

Harris Corp.
5.950% due 12/01/2017		500	531

International Lease Finance Corp.
5.400% due 02/15/2012		100	87

iStar Financial, Inc.
5.150% due 03/01/2012		100	62

JPMorgan Chase & Co.
3.625% due 12/12/2011	EUR	300	445
5.058% due 02/22/2021	CAD	100	95

JPMorgan Chase & Co. CPI Linked Bond
1.714% due 02/15/2012		$10	10

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		300	63
6.875% due 05/02/2018 (a)		200	42

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		200	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch & Co., Inc.
1.187% due 07/22/2014	EUR	300	$401

Morgan Stanley
1.017% due 11/29/2013		340	456

Nationwide Health Properties, Inc.
6.500% due 07/15/2011		$100	104

Pactiv Corp.
6.400% due 01/15/2018		200	211

RBS Capital Trust I
4.709% due 12/29/2049		600	303

Regions Financial Corp.
7.750% due 11/10/2014		100	99

Sprint Nextel Corp.
6.000% due 12/01/2016		100	92

State Street Capital Trust IV
1.254% due 06/01/2077		100	68

Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,067

Viacom, Inc.
6.125% due 10/05/2017		200	216
6.250% due 04/30/2016		200	218

WM Covered Bond Program
4.375% due 05/19/2014	EUR	200	294

Yum! Brands, Inc.
6.250% due 03/15/2018		$200	218

			11,641

MORTGAGE-BACKED SECURITIES 8.3%

American Home Mortgage Investment Trust
5.660% due 09/25/2045		172	136

Banc of America Mortgage Securities, Inc.
5.404% due 02/25/2036		163	125

BCAP LLC Trust
0.401% due 01/25/2037		197	94

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035		23	20
2.530% due 08/25/2035		84	73
2.940% due 03/25/2035		142	125
3.522% due 08/25/2033		12	12
5.132% due 08/25/2035		100	89

Bear Stearns Alt-A Trust
0.391% due 02/25/2034		137	92
5.378% due 09/25/2035		88	59
5.486% due 11/25/2035		93	53
5.654% due 11/25/2036		194	109
5.673% due 03/25/2036		183	89
6.250% due 08/25/2036		120	76

Bear Stearns Structured Products, Inc.
5.673% due 12/26/2046		75	42

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035		30	27
4.248% due 08/25/2035		54	48

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		300	261

Countrywide Alternative Loan Trust
0.443% due 03/20/2046		160	79
0.511% due 02/25/2037		132	68
0.563% due 11/20/2035		201	106
1.544% due 12/25/2035		265	142
2.044% due 11/25/2035		39	19
5.250% due 06/25/2035		38	32
6.000% due 04/25/2037		69	47

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.461% due 05/25/2035	$75	$41
0.551% due 03/25/2035	149	78
0.561% due 02/25/2035	19	12
3.510% due 11/25/2034	29	23
3.971% due 08/25/2034	84	57

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	300	193

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	3	3

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	21	21

Greenpoint Mortgage Funding Trust
0.311% due 01/25/2047	127	110

GSR Mortgage Loan Trust
4.553% due 09/25/2035	300	200
5.156% due 01/25/2036	250	192

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	70	36
3.979% due 05/19/2033	15	14

Indymac Index Mortgage Loan Trust
0.471% due 07/25/2035	62	35

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	48	42

Mellon Residential Funding Corp.
0.673% due 12/15/2030	32	29

Merrill Lynch Countrywide Commercial Mortgage Trust
0.000% due 07/09/2021	200	170

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	50	43

Morgan Stanley Mortgage Loan Trust
5.355% due 06/25/2036	204	187

Residential Accredit Loans, Inc.
0.381% due 02/25/2047	78	34
0.411% due 06/25/2046	196	77
0.441% due 04/25/2046	164	61

Structured Adjustable Rate Mortgage Loan Trust
3.262% due 04/25/2034	22	18

Structured Asset Mortgage Investments, Inc.
0.441% due 05/25/2046	29	14
0.451% due 05/25/2036	207	103
0.451% due 09/25/2047	200	62
0.523% due 07/19/2034	8	7
0.583% due 03/19/2034	16	14
0.893% due 09/19/2032	8	7
2.044% due 08/25/2047	87	48

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TBW Mortgage-Backed Pass-Through Certificates
0.341% due 01/25/2037	$37	$32
5.970% due 09/25/2036	199	106

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	95	92

Wachovia Bank Commercial Mortgage Trust
0.323% due 09/15/2021	199	170

WaMu Mortgage Pass-Through Certificates
0.461% due 04/25/2045	21	16
0.541% due 01/25/2045	19	15
0.771% due 12/25/2027	49	37
1.524% due 06/25/2046	103	67
1.544% due 02/25/2046	240	136
2.509% due 02/27/2034	20	16
2.833% due 09/25/2033	578	529
3.640% due 03/25/2033	37	33

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.484% due 07/25/2046	71	30

Wells Fargo Mortgage-Backed Securities Trust
3.108% due 12/25/2034	77	70
3.212% due 04/25/2036	31	26
4.607% due 06/25/2035	152	145
4.950% due 03/25/2036	182	151
5.589% due 07/25/2036	202	155

		5,780

	SHARES
PREFERRED STOCKS 0.9%

DG Funding Trust
2.532% due 12/31/2049	65	577

SLM Corp.
0.760% due 01/16/2018	900	13

		590

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
0.351% due 03/25/2034	$21	19
0.381% due 08/25/2034	12	11
0.581% due 09/25/2042	53	52
1.828% due 10/01/2044	66	64
2.658% due 12/01/2034	27	28
2.998% due 11/01/2034	154	159
3.855% due 05/25/2035	61	60
5.480% due 07/01/2018 (c)	200	218
6.000% due 07/25/2044	36	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.733% due 12/15/2032	$111	$110
1.832% due 10/25/2044	130	124
3.330% due 02/01/2029	15	16
4.690% due 03/01/2035	196	205
4.976% due 04/01/2035 (c)	322	337
5.000% due 03/15/2025 - 07/15/2025	49	49

Ginnie Mae
4.375% due 04/20/2028 - 06/20/2030	9	9

Small Business Administration
5.490% due 03/01/2028	1,350	1,433

		2,931

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
1.000% due 07/31/2011 (d)	10	10
1.000% due 09/30/2011 (d)	17	17
1.000% due 10/31/2011 (d)	113	113

		140

Total United States (Cost $24,597)		23,139

SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.005% due 01/04/2010	$269	269

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $275. Repurchase proceeds are $269.)

U.S. TREASURY BILLS 0.1%
0.125% due 03/25/2010 (d)	56	56

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 2.3%
	161,398	1,616

Total Short-Term Instruments (Cost $1,941)		1,941

Total Investments 103.5% (Cost $73,435)		$71,794

Written Options (f) (0.2%) (Premiums $172)		(140)

Other Assets and Liabilities (Net) (3.3%)		(2,282)

Net Assets 100.0%		$69,372

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Affiliated to the Portfolio.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $2,993 at a weighted average interest rate of 0.357%. On December 31, 2009, securities valued at $436 were pledged as collateral for reverse repurchase agreements.

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged)  (Cont.)

(d)	Securities with an aggregate market value of $196 and cash of $156 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	15	$(40)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 124.000	Short	03/2010	13	7
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 125.000	Short	03/2010	17	14
Euro-Bund 10-Year Bond March Futures Put Options Strike @ EUR 121.000	Short	03/2010	9	(5)
Japan Government 10-Year Bond March Futures	Long	03/2010	6	21
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	12	19
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2011	5	10

				$26

(e)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	0.387%		$1,000	$(7)	$0	$(7)
Barclays Bank PLC	RBS	(2.350%	)	12/20/2017	1.485%		200	(12)	0	(12)
Bear Stearns Cos. LLC	DUB	(0.870%	)	03/20/2018	0.500%		300	(8)	0	(8)
Computer Sciences Corp.	BOA	(0.570%	)	03/20/2013	0.287%		369	(3)	0	(3)
Computer Sciences Corp.	GSC	(1.180%	)	03/20/2018	0.604%		200	(8)	0	(8)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	1.454%		100	(4)	0	(4)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.676%		500	(27)	0	(27)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.500%		100	17	0	17
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	24.073%		100	35	0	35
JPMorgan Chase & Co.	BOA	(0.750%	)	03/20/2018	0.500%		100	(2)	0	(2)
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	0.500%		100	(2)	0	(2)
JPMorgan Chase & Co.	DUB	(0.740%	)	03/20/2018	0.500%		200	(3)	0	(3)
Marsh & McLennan Cos., Inc.	BCLY	(1.160%	)	09/20/2014	0.635%		200	(5)	0	(5)
Nationwide Health Properties, Inc.	DUB	(0.620%	)	09/20/2011	1.187%		100	1	0	1
Pactiv Corp.	BOA	(1.053%	)	03/20/2018	0.992%		200	(1)	0	(1)
Royal Caribbean Cruises Ltd.	BOA	(3.190%	)	03/20/2018	4.523%		200	16	0	16
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.994%		100	15	0	15
UBS AG	DUB	(2.200%	)	03/20/2014	0.707%	EUR	200	(17)	0	(17)
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	0.571%		$1,000	(40)	0	(40)
Viacom, Inc.	BOA	(1.930%	)	06/20/2016	0.765%		200	(14)	0	(14)
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	0.835%		200	(4)	0	(4)
Vivendi S.A.	BNP	(1.743%	)	06/20/2013	0.711%		100	(4)	0	(4)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.711%		100	(4)	0	(4)
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	0.802%		200	(2)	0	(2)

								$(83)	$0	$(83)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-12 10-Year Index	DUB	(1.000%	)	06/20/2019	$694	$3	$30	$(27)
CDX.IG-12 10-Year Index	GSC	(1.000%	)	06/20/2019	2,480	11	70	(59)

						$14	$100	$(86)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$100	$(67)	$(30)	$(37)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	199	(108)	(60)	(48)

					$(175)	$(90)	$(85)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC	BRL	700	$0	$2	$(2)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		800	(1)	0	(1)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	JPM		100	0	0	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		500	0	0	0
Pay	3-Month AUD Bank Bill	4.500%	12/15/2011	CITI	AUD	400	(3)	1	(4)
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	RBC		3,400	(16)	8	(24)
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	UBS		1,200	(5)	3	(8)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	1,000	(4)	(7)	3
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	BOA	JPY	100,000	11	11	0
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	RBS		210,000	24	22	2
Pay	6-Month JPY-LIBOR	1.000%	06/16/2015	UBS		520,000	60	55	5
Pay	28-Day MXN TIIE	8.300%	02/07/2019	MLP	MXN	700	0	0	0

							$66	$95	$(29)

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$117.500	01/22/2010	22	$6	$3
Call - CBOT U.S. Treasury 10-Year Note February Futures	119.000	01/22/2010	11	2	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	117.500	02/19/2010	26	12	8
Call - CBOT U.S. Treasury 10-Year Note March Futures	119.000	02/19/2010	4	1	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	120.000	02/19/2010	16	3	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	11	7	14
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	20	12	21
Put - CME 90-Day Eurodollar March Futures	98.500	03/15/2010	7	2	0

				$45	$47

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	$ 600	$6	$2
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	300	1	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	600	4	3
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,800	31	5
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,600	34	68

							$76	$79

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC AUD versus USD		$0.870	01/11/2010	AUD	200	$2	$0
Put - OTC AUD versus USD		0.850	02/01/2010		400	5	1
Put - OTC AUD versus USD		0.830	03/18/2010		400	5	2
Call - OTC USD versus NOK	NOK	5.950	01/11/2010		$100	1	0
Call - OTC USD versus NOK		5.950	01/29/2010		100	2	1
Put - OTC USD versus MXN	MXN	12.750	02/05/2010		300	4	3
Call - OTC USD versus MXN		14.220	02/05/2010		100	2	0
Call - OTC USD versus NOK	NOK	6.050	02/16/2010		300	3	3
Call - OTC USD versus BRL	BRL	1.910	02/18/2010		200	3	1
Call - OTC USD versus BRL		2.095	03/18/2010		200	4	0
Call - OTC USD versus MXN	MXN	14.950	03/18/2010		300	6	0

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged)  (Cont.)

Foreign Currency Options (Cont.)
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Call - OTC USD versus KRW	KRW	1,250.000	03/18/2010	$500	$7	$2
Call - OTC USD versus KRW		1,320.000	03/18/2010	200	3	0
Call - OTC USD versus KRW		1,500.000	09/01/2010	100	1	0
Call - OTC USD versus MXN	MXN	16.250	09/22/2010	100	3	1

					$51	$14

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2008	205	$3,000	AUD	0	EUR	2,000	$185
Sales	307	31,700		1,000		2,400	446
Closing Buys	(120)	(20,200)		0		(3,400)	(336)
Expirations	(275)	(4,100)		0		(1,000)	(123)
Exercised	0	0		0		0	0

Balance at 12/31/2009	117	$10,400	AUD	1,000	EUR	0	$172

(g)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	37	01/2010	CITI	$1	$0	$1
Buy		30	01/2010	GSC	0	(1)	(1)
Buy		27	01/2010	RBS	0	0	0
Sell		1,663	01/2010	RBS	49	0	49
Buy	BRL	809	02/2010	DUB	42	0	42
Sell	CAD	1,509	01/2010	JPM	0	(25)	(25)
Buy	CNY	436	03/2010	BOA	0	0	0
Sell		109	03/2010	CITI	0	0	0
Sell		394	03/2010	DUB	0	0	0
Buy		278	03/2010	JPM	0	0	0
Sell		212	03/2010	JPM	0	0	0
Buy		771	05/2010	BCLY	0	(12)	(12)
Sell		1,638	05/2010	BCLY	0	(13)	(13)
Buy		867	05/2010	MLP	0	(13)	(13)
Buy		1,457	06/2010	BCLY	0	(1)	(1)
Buy		820	06/2010	HSBC	0	0	0
Buy		2,632	11/2010	BCLY	1	(1)	0
Buy		106	11/2010	CITI	0	0	0
Buy		106	11/2010	DUB	0	0	0
Buy		212	11/2010	JPM	0	0	0
Buy		653	11/2010	MSC	0	(2)	(2)
Buy		1,535	11/2010	UBS	1	0	1
Buy		270	06/2011	DUB	0	(1)	(1)
Sell	EUR	446	01/2010	CITI	1	0	1
Buy		548	01/2010	GSC	0	0	0
Sell		548	01/2010	GSC	0	0	0
Sell		16,158	01/2010	UBS	289	0	289
Sell		2,304	02/2010	DUB	125	0	125
Sell		60	02/2010	RBS	3	0	3
Buy	GBP	397	01/2010	CITI	6	(3)	3
Sell		3,047	01/2010	CITI	147	0	147
Sell		27	01/2010	JPM	1	0	1
Sell		550	01/2010	RBS	14	0	14
Buy	HKD	5	02/2010	CITI	0	0	0
Buy		5	02/2010	DUB	0	0	0
Buy	IDR	1,115,310	01/2010	BCLY	5	0	5
Buy		1,287,100	09/2010	JPM	9	0	9
Sell	JPY	633,810	01/2010	BNP	256	0	256
Buy		30,323	01/2010	CSFB	0	(18)	(18)
Buy		2,021	01/2010	GSC	0	(1)	(1)
Sell		41,416	01/2010	HSBC	16	0	16
Buy	KRW	110,870	02/2010	CITI	1	0	1
Buy		69,027	02/2010	JPM	2	0	2
Buy		109,134	02/2010	MSC	0	(1)	(1)
Buy		32,000	07/2010	BCLY	0	0	0
Buy		62,767	07/2010	DUB	1	0	1
Buy		52,121	07/2010	MSC	0	0	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	124,759	08/2010	MSC	$0	$0	$0
Buy		56,105	11/2010	BCLY	0	0	0
Buy		30,670	11/2010	CITI	0	0	0
Buy	MXN	4,383	04/2010	JPM	2	0	2
Buy	MYR	2	02/2010	DUB	0	0	0
Buy	NOK	58	03/2010	GSC	0	0	0
Buy		3,894	03/2010	HSBC	0	(2)	(2)
Sell		138	03/2010	HSBC	0	0	0
Buy		143	03/2010	RBC	0	0	0
Sell	SEK	109	03/2010	CITI	0	0	0
Buy	SGD	3	03/2010	MSC	0	0	0
Sell	TWD	7	06/2010	BOA	0	0	0
Sell		9	06/2010	DUB	0	0	0
Sell		9	06/2010	MSC	0	0	0
Sell		5	10/2010	CITI	0	0	0

					$972	$(94)	$878

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
France	$0	$8,174	$0	$8,174
Germany	0	5,308	0	5,308
Japan	0	6,236	99	6,335
Netherlands	0	9,491	0	9,491
United Kingdom	0	5,710	196	5,906
United States	13	22,549	577	23,139
Other Investments +++	1,616	11,825	0	13,441

Investments, at value	$1,629	$69,293	$872	$71,794
Financial Derivative Instruments ++++	$26	$455	$0	$481

Total	$1,655	$69,748	$872	$72,275

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Japan	$0	$110	$0	$2	$(13)	$0	$99	$(13)
United Kingdom	0	200	0	0	(4)	0	196	(4)
United States	0	0	0	0	(77)	654	577	(77)
Other Investments +++	248	(83)	4	(16)	91	(244)	0	0

Investments, at value	$248	$227	$4	$(14)	$(3)	$410	$872	$(94)
Financial Derivative Instruments ++++	$0	$0	$0	$0	$(15)	$15	$0	$0

Total	$248	$227	$4	$(14)	$(18)	$425	$872	$(94)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)	December 31, 2009

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Variation margin receivable^^	$1	$0	$0	$0	$0	$1
Unrealized appreciation on foreign currency contracts	0	972	0	0	0	972
Unrealized appreciation on swap agreements	10	0	84	0	0	94

	$11	$972	$84	$0	$0	$1,067

Liabilities:
Written options outstanding	$126	$14	$0	$0	$0	$140
Unrealized depreciation on foreign currency contracts	0	94	0	0	0	94
Unrealized depreciation on swap agreements	39	0	338	0	0	377

	$165	$108	$338	$0	$0	$611

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$87	$0	$0	$0	$0	$87
Net realized gain on futures contracts, written options and swaps	2,108	1	350	0	0	2,459
Net realized (loss) on foreign currency transactions	0	(2,904)	0	0	0	(2,904)

	$2,195	$(2,903)	$350	$0	$0	$(358)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(101)	$0	$0	$0	$0	$(101)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	1,472	37	(1,271)	0	0	238
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,239	0	0	0	2,239

	$1,371	$2,276	$(1,271)	$0	$0	$2,376

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $26 as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

18	PIMCO Variable Insurance Trust

December 31, 2009

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or

20	PIMCO Variable Insurance Trust

December 31, 2009

losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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December 31, 2009

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition,

the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements (Cont.)

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,226	$6,169

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$ 0	$69,005	$67,391	$0	$1,616	$5	$2

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$95,829	$118,230	$295,416	$322,622

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	2,556	25,936	4,666	47,330
Issued as reinvestment of distributions
Institutional Class	1	2	0	1
Administrative Class	937	9,146	254	2,508
Cost of shares redeemed
Institutional Class	0	0	(1)	0
Administrative Class	(4,254)	(42,289)	(3,718)	(36,679)
Net increase (decrease) resulting from Portfolio share transactions	(760)	$(7,205)	1,201	$13,160

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December 31, 2009

The following schedule shows the number of shareholders each owning 5% or more of or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	5	81

*	Allianz Global Investors of America L.P., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$0	$0	$(2,318)	$(1,124)	$0	$(8)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$74,000	$2,121	$(4,327)	$(2,206)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital (6)
12/31/2009	$8,976	$31	$141
12/31/2008	2,509	0	0

(5)	Includes short-term capital gains, if any, distributed.
(6)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)	December 31, 2009

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HKD	Hong Kong Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	MBS	Mortgage-Backed Security
CDI	Brazil Interbank Deposit Rate	ISDA	International Swaps and Derivatives Association, Inc.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMBS	Collateralized Mortgage-Backed Security	LIBOR	London Interbank Offered Rate

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.10%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

34	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio

(Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

United States	43.9%
Japan	20.0%
Italy	11.9%
United Kingdom	4.5%
Short-Term Instruments	2.3%
Other	17.4%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (01/10/02)
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	16.83%	4.43%	8.32%
JPMorgan GBI Global FX NY Index Unhedged in USD(2)(3)	1.39%	4.63%	8.25%	(1)

All Portfolio returns are net of fees and expenses.

(1) Average annual total return since 12/31/01.

(2) The inception date for the JPMorgan GBI Global FX NY Index Unhedged in USD was 05/03/2004. Prior to 05/03/2004, the performance of the JPMorgan GBI Global Index is shown.

(3) JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.97% for Administrative Class shares.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,119.33	$1,020.67
Expenses Paid During Period†	$4.81	$4.58

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	A curve-steepening position in the U.S., especially in January and February of 2009, benefited performance as long-term rates increased more than short-term rates.

»	An overweight to Australian duration, or sensitivity to changes in market interest rates, slightly detracted from performance as yields increased.

»	Holdings of corporate bonds contributed to performance as spreads on these bonds narrowed during the reporting period.

»

An overweight to Agency mortgage-backed securities (“MBS”), specifically during the first half of the reporting period, contributed to performance as MBS spreads narrowed relative to U.S. Treasury securities.

»	Positions in non-Agency MBS contributed to performance as prices on these securities appreciated during the reporting period.

»	A position in Japanese inflation-linked bonds, especially in the second quarter, contributed to returns as real bonds outperformed nominal Japanese government bonds.

»

Exposure to a basket of developed and emerging market currencies relative to the U.S. dollar, especially in the last six months of the reporting period, contributed to performance as these currencies appreciated versus the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$12.25	$12.78	$12.06	$11.91	$13.27
Net investment income (a)	0.47	0.48	0.41	0.42	0.35
Net realized/unrealized gain (loss) on investments	1.59	(0.58)	0.74	0.13	(1.22)
Total income (loss) from investment operations	2.06	(0.10)	1.15	0.55	(0.87)
Dividends from net investment income	(0.40)	(0.43)	(0.40)	(0.40)	(0.32)
Distributions from net realized capital gains	(1.19)	0.00	(0.03)	0.00	(0.17)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.59)	(0.43)	(0.43)	(0.40)	(0.49)
Net asset value end of year	$12.72	$12.25	$12.78	$12.06	$11.91
Total return	16.83%	(0.85)%	9.73%	4.63%	(6.61)%
Net assets end of year (000s)	$532,730	$293,365	$240,711	$173,894	$94,214
Ratio of expenses to average net assets	0.90%	0.97%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.68%	3.72%	3.36%	3.49%	2.82%
Portfolio turnover rate	624%	661%	560%	224%	320%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$533,659
Investments in Affiliates, at value	6,507
Repurchase agreements, at value	962
Cash	554
Deposits with counterparty	968
Foreign currency, at value	2,856
Receivable for investments sold	83,922
Receivable for investments sold on a delayed-delivery basis	7,849
Receivable for Portfolio shares sold	7,634
Interest and dividends receivable	5,135
Dividends receivable from Affiliates	2
Swap premiums paid	4,689
Unrealized appreciation on foreign currency contracts	705
Unrealized appreciation on swap agreements	2,064
657,506

Liabilities:
Payable for investments purchased	$5,822
Payable for investments in Affiliates purchased	2
Payable for investments purchased on a delayed-delivery basis	16,195
Payable for Portfolio shares redeemed	205
Payable for short sales	69,422
Written options outstanding	921
Deposits from counterparty	2,960
Accrued related party fees	453
Variation margin payable	281
Swap premiums received	1,059
Unrealized depreciation on foreign currency contracts	4,321
Unrealized depreciation on swap agreements	4,835
Other liabilities	8
106,484

Net Assets	$551,022

Net Assets Consist of:
Paid in capital	$552,638
(Overdistributed) net investment income	(4,753)
Accumulated undistributed net realized (loss)	(489)
Net unrealized appreciation	3,626
$551,022

Net Assets:
Institutional Class	$3,143
Administrative Class	532,730
Advisor Class	15,149

Shares Issued and Outstanding:
Institutional Class	247
Administrative Class	41,890
Advisor Class	1,191

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.72
Administrative Class	12.72
Advisor Class	12.72

Cost of Investments Owned	$523,958
Cost of Investments in Affiliates Owned	$6,507
Cost of Repurchase Agreements Owned	$962
Cost of Foreign Currency Held	$2,863
Proceeds Received on Short Sales	$70,268
Premiums Received on Written Options	$1,342

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$18,249
Dividends	8
Dividends from Affiliate investments	87
Total Income	18,344

Expenses:
Investment advisory fees	1,007
Supervisory and administrative fees	2,013
Servicing fees – Administrative Class	588
Distribution and/or servicing fees – Advisor Class	21
Trustees’ fees	7
Interest expense	5
Total Expenses	3,641

Net Investment Income	14,703

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	13,729
Net realized gain on Affiliate investments	21
Net realized gain on futures contracts, written options and swaps	15,839
Net realized gain on foreign currency transactions	3,634
Net change in unrealized appreciation on investments	27,769
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(8,752)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,661)
Net Gain	50,579

Net Increase in Net Assets Resulting from Operations	$65,282

*Foreign tax withholdings	$7

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,703	$11,642
Net realized gain	33,202	3,726
Net realized gain on Affiliate investments	21	0
Net change in unrealized appreciation (depreciation)	17,356	(26,911)
Net increase (decrease) resulting from operations	65,282	(11,543)

Distributions to Shareholders:
From net investment income
Institutional Class	(69)	(29)
Administrative Class	(12,213)	(10,453)
Advisor Class	(251)	(43)
From net realized capital gains
Institutional Class	(251)	0
Administrative Class	(44,151)	0
Advisor Class	(1,219)	0

Total Distributions	(58,154)	(10,525)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	2,431	1,786
Administrative Class	285,875	247,900
Advisor Class	11,454	3,931
Issued as reinvestment of distributions
Institutional Class	320	29
Administrative Class	56,364	10,453
Advisor Class	1,470	43
Cost of shares redeemed
Institutional Class	(1,131)	(462)
Administrative Class	(110,047)	(183,804)
Advisor Class	(1,359)	(242)
Net increase resulting from Portfolio share transactions	245,377	79,634

Total Increase in Net Assets	252,505	57,566

Net Assets:
Beginning of year	298,517	240,951
End of year*	$551,022	$298,517

*Including undistributed (overdistributed) net investment income of:	$(4,753)	$9,378

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.6%

Commonwealth Bank of Australia
4.500% due 02/20/2014	AUD	1,700	$1,451

Macquarie Bank Ltd.
4.100% due 12/17/2013		$3,000	3,155

Medallion Trust
0.392% due 05/25/2035		480	458

National Australia Bank Ltd.
0.481% due 06/29/2016		600	578
4.250% due 03/26/2012	AUD	1,400	1,232

Puma Finance Ltd.
0.337% due 02/21/2038		$437	406
4.168% due 08/22/2037	AUD	527	457
4.247% due 07/12/2036		154	132

Royal Bank of Scotland Group PLC
4.375% due 03/27/2012		1,400	1,221

Superannuation Members Home Loans Global Fund
0.435% due 11/09/2035		$3,460	3,290

Swan Trust
0.352% due 05/12/2037		511	493
4.173% due 05/12/2037	AUD	703	608

Torrens Trust
4.405% due 10/19/2038		850	731

Total Australia (Cost $13,485)			14,212

BERMUDA 0.1%

Merna Reinsurance Ltd.
0.901% due 07/07/2010		$700	687

Total Bermuda (Cost $699)			687

CANADA 0.5%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	1,600	1,583

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000	1,028

Total Canada (Cost $2,427)			2,611

FRANCE 3.3%

Dexia Credit Local
2.375% due 09/23/2011		$10,400	10,618

France Government Bond
4.750% due 04/25/2035	EUR	1,500	2,316
5.750% due 10/25/2032		1,200	2,094

Lafarge S.A.
6.500% due 07/15/2016		$2,000	2,123

Vivendi
5.750% due 04/04/2013		900	947
6.625% due 04/04/2018		100	109

Total France (Cost $17,756)			18,207

GERMANY 3.8%

Driver One GmbH
0.583% due 10/21/2015	EUR	461	654

Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014		2,200	3,366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Republic of Germany
4.000% due 01/04/2037	EUR	3,700	$5,170
4.750% due 07/04/2034		2,200	3,422
5.500% due 01/04/2031		2,700	4,563
5.625% due 01/04/2028		2,300	3,911

Total Germany (Cost $20,830)			21,086

IRELAND 0.4%

Cars Alliance Funding PLC
0.864% due 10/08/2023	EUR	500	695

Immeo Residential Finance PLC
0.874% due 12/15/2016		916	1,118

SC Germany Auto
0.550% due 08/11/2015		132	187

Total Ireland (Cost $2,255)			2,000

ITALY 11.7%

Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2014	EUR	43,100	63,470

Locat Securitisation Vehicle SRL
0.874% due 12/12/2028		578	763

Siena Mortgages SpA
0.945% due 12/16/2038		91	128

Split SRL
0.873% due 10/25/2018		149	207

Total Italy (Cost $64,398)			64,568

JAPAN 19.6%

Japan Government International Bond
1.500% due 09/20/2018	JPY	1,230,000	13,660
1.700% due 03/20/2017		7,460,000	85,024
2.300% due 05/20/2030		7,000	78
2.400% due 03/20/2034		130,000	1,448
2.500% due 09/20/2035		290,000	3,278
2.500% due 03/20/2036		10,000	113
2.500% due 06/20/2036		190,000	2,147
2.500% due 09/20/2037		200,000	2,265

Resona Bank Ltd.
5.850% due 09/29/2049		$100	87

Total Japan (Cost $105,839)			108,100

JERSEY, CHANNEL ISLANDS 0.3%

WPP PLC
6.000% due 04/04/2017	GBP	1,000	1,643

Total Jersey, Channel Islands (Cost $1,164)			1,643

NETHERLANDS 2.7%

Dutch Mortgage-Backed Securities BV
1.033% due 10/02/2079	EUR	624	887

Fortis Bank Nederland NV
3.375% due 05/19/2014		7,600	11,200

ING Bank NV
3.900% due 03/19/2014		$2,800	2,885

Total Netherlands (Cost $13,849)			14,972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW ZEALAND 1.4%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,500	$1,616

Westpac Securities NZ Ltd.
3.450% due 07/28/2014		6,000	6,046

Total New Zealand (Cost $7,518)			7,662

NORWAY 0.2%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	700	1,041

Total Norway (Cost $1,078)			1,041

PORTUGAL 0.4%

Banco Espirito Santo S.A.
5.500% due 07/21/2010	EUR	1,400	2,049

Total Portugal (Cost $2,201)			2,049

RUSSIA 0.3%

Gaz Capital S.A.
8.146% due 04/11/2018		$300	318

White Nights Finance BV for Gazprom
10.500% due 03/25/2014		1,100	1,254

Total Russia (Cost $1,473)			1,572

SOUTH KOREA 0.1%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	500	762

Total South Korea (Cost $770)			762

SPAIN 0.6%

Bancaja Fondo de Titulizacion de Activos
0.843% due 10/25/2037	EUR	135	166

Bankinter S.A.
5.000% due 05/14/2010		1,900	2,755

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$600	540

Total Spain (Cost $3,770)			3,461

SWITZERLAND 0.4%

UBS AG
5.750% due 04/25/2018		$1,900	1,937
5.875% due 12/20/2017		500	515

Total Switzerland (Cost $2,389)			2,452

UNITED KINGDOM 4.4%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	2,100	3,192

Barclays Bank PLC
6.050% due 12/04/2017		$1,100	1,121
10.179% due 06/12/2021		2,120	2,741

HBOS PLC
6.750% due 05/21/2018		800	743

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBG Capital No.1 PLC
8.500% due 12/29/2049		$1,200	$892

Lloyds TSB Bank PLC
12.000% due 12/29/2049		2,100	2,062

Permanent Financing PLC
0.846% due 09/10/2032	EUR	600	848

Punch Taverns Finance PLC
1.388% due 10/15/2032	GBP	100	62

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		$6,700	6,688
2.625% due 05/11/2012		1,400	1,421
7.640% due 03/29/2049		3,200	1,730
9.118% due 03/31/2049		800	732

Smiths Group PLC
7.875% due 07/12/2010	GBP	1,000	1,648

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		$200	207

XL Capital Finance Europe PLC
6.500% due 01/15/2012		100	103

Total United Kingdom (Cost $24,240)			24,190

UNITED STATES 43.1%

ASSET-BACKED SECURITIES 3.0%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030		$267	261

Accredited Mortgage Loan Trust
0.281% due 02/25/2037		148	143

Amortizing Residential Collateral Trust
0.521% due 07/25/2032		1	1
0.931% due 10/25/2031		2	1

Asset-Backed Funding Certificates
0.291% due 01/25/2037		116	112

Asset-Backed Securities Corp. Home Equity
0.281% due 12/25/2036		111	105

Capital Auto Receivables Asset Trust
1.683% due 10/15/2012		800	806

Carrington Mortgage Loan Trust
0.281% due 12/25/2036		297	255

Conseco Finance Securitizations Corp.
6.990% due 07/01/2032		2,744	2,720

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037		273	267
0.281% due 08/25/2037		246	236

Credit-Based Asset Servicing & Securitization LLC
0.291% due 11/25/2036		168	119

CS First Boston Mortgage Securities Corp.
0.851% due 01/25/2032		1	1

Denver Arena Trust
6.940% due 11/15/2019		123	109

First Franklin Mortgage Loan Asset-Backed Certificates
0.271% due 01/25/2038		75	73

Ford Credit Auto Owner Trust
1.133% due 01/15/2011		210	210
1.653% due 06/15/2012		500	503

Franklin Auto Trust
1.233% due 10/20/2011		184	185

Fremont Home Loan Trust
0.281% due 10/25/2036		68	61

GSAMP Trust
0.331% due 01/25/2047		114	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Trust
5.500% due 01/25/2037		$207	$21

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036		138	101

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037		23	23
0.311% due 07/25/2037		1,350	1,307

JPMorgan Mortgage Acquisition Corp.
0.281% due 08/25/2036		283	279
0.281% due 10/25/2036		197	182

Morgan Stanley ABS Capital I
1.031% due 07/25/2037		4,248	3,832

Nelnet Student Loan Trust
0.295% due 12/27/2016		884	882
0.812% due 04/27/2015		388	389

SACO I, Inc.
0.291% due 05/25/2036		28	17
0.431% due 04/25/2035		9	4

Securitized Asset-Backed Receivables LLC Trust
0.281% due 12/25/2036		139	131

SLC Student Loan Trust
0.704% due 06/15/2017		800	799

SLM Student Loan Trust
0.282% due 10/25/2016		186	185
0.454% due 12/17/2018		153	152
0.782% due 10/25/2017		1,600	1,594

Structured Asset Securities Corp.
0.631% due 05/25/2034		10	8
4.900% due 04/25/2035		38	25

Truman Capital Mortgage Loan Trust
0.571% due 01/25/2034		4	4

Washington Mutual Asset-Backed Certificates
0.291% due 10/25/2036		235	163

Wells Fargo Home Equity Trust
0.461% due 10/25/2035		54	52
0.481% due 12/25/2035		123	118

			16,546

BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
4.240% due 08/03/2012		2,151	2,102

CORPORATE BONDS & NOTES 26.1%

Altria Group, Inc.
9.250% due 08/06/2019		1,000	1,221

American Express Co.
7.000% due 03/19/2018		1,500	1,655

American Express Credit Corp.
5.875% due 05/02/2013		200	215

American General Finance Corp.
6.900% due 12/15/2017		100	70

American International Group, Inc.
5.750% due 03/15/2067	GBP	800	698
8.000% due 05/22/2038	EUR	1,700	1,541
8.175% due 05/15/2068		$1,600	1,068
8.250% due 08/15/2018		100	94

AutoZone, Inc.
5.875% due 10/15/2012		100	108

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	100	111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
4.000% due 03/28/2018	EUR	500	$650
5.650% due 05/01/2018		$100	102

Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000	1,092
7.250% due 02/01/2018		1,300	1,495

Block Financial LLC
7.875% due 01/15/2013		2,000	2,230

Boston Scientific Corp.
5.450% due 06/15/2014		1,500	1,582
6.400% due 06/15/2016		200	216

Capital One Financial Corp.
7.375% due 05/23/2014		5,900	6,686

Caterpillar Financial Services Corp.
1.001% due 06/24/2011		1,600	1,614

Centex Corp.
5.250% due 06/15/2015		4,800	4,728
5.700% due 05/15/2014		1,200	1,230

CenturyTel, Inc.
6.000% due 04/01/2017		4,700	4,833

CIT Group, Inc.
7.000% due 05/01/2013		433	407
7.000% due 05/01/2014		499	465
7.000% due 05/01/2015		200	180
7.000% due 05/01/2016		333	294
7.000% due 05/01/2017		466	406

Citigroup, Inc.
3.625% due 11/30/2017	EUR	9,600	11,879
4.750% due 05/31/2017		100	125
4.750% due 02/10/2019		200	250
6.125% due 05/15/2018		$1,600	1,611
8.125% due 07/15/2039		800	906

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	1,020

CMS Energy Corp.
1.234% due 01/15/2013		200	181

CNA Financial Corp.
6.000% due 08/15/2011		200	203

Countrywide Financial Corp.
5.800% due 06/07/2012		2,650	2,815

CSX Corp.
6.300% due 03/15/2012		200	216

Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,085

Darden Restaurants, Inc.
6.200% due 10/15/2017		1,000	1,076

DR Horton, Inc.
6.000% due 04/15/2011		200	204
6.500% due 04/15/2016		4,500	4,410

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	309

Erac USA Finance Co.
5.800% due 10/15/2012		800	839

FPL Group Capital, Inc.
1.133% due 06/17/2011		600	607

GATX Financial Corp.
5.500% due 02/15/2012		1,000	1,044

Goldman Sachs Group, Inc.
0.851% due 09/29/2014		600	582
5.375% due 02/15/2013	EUR	200	304

Harris Corp.
5.950% due 12/01/2017		$1,500	1,593

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
5.350% due 03/01/2012		$200	$174
5.400% due 02/15/2012		200	174

iStar Financial, Inc.
5.150% due 03/01/2012		200	124

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	190

KB Home
5.875% due 01/15/2015		$1,200	1,116

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		1,000	210
6.875% due 05/02/2018 (a)		800	170

Ltd Brands, Inc.
6.900% due 07/15/2017		1,000	1,004

Macy's Retail Holdings, Inc.
5.900% due 12/01/2016		1,800	1,764

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		2,000	2,047

Masco Corp.
6.125% due 10/03/2016		200	191

MDC Holdings, Inc.
7.000% due 12/01/2012		10,450	11,274

Merrill Lynch & Co., Inc.
0.349% due 03/23/2010		500	500
1.264% due 09/14/2018	EUR	100	116
6.875% due 04/25/2018		$1,500	1,619

Metropolitan Life Global Funding I
0.504% due 03/15/2012		900	887
5.125% due 04/10/2013		1,300	1,378

Mohawk Industries, Inc.
6.875% due 01/15/2016		1,000	1,000

Morgan Stanley
0.764% due 10/15/2015		1,000	939
1.143% due 04/13/2016	EUR	700	903
6.625% due 04/01/2018		$1,600	1,733

Motorola, Inc.
5.375% due 11/15/2012		11,090	11,314
8.000% due 11/01/2011		1,300	1,391

Nabors Industries, Inc.
6.150% due 02/15/2018		4,100	4,268

Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	502

Newell Rubbermaid, Inc.
4.000% due 05/01/2010		57	57

Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	1,072

Pricoa Global Funding I
0.381% due 06/26/2012		900	872
1.055% due 06/04/2010		2,000	2,001

Principal Life Income Funding Trusts
5.300% due 04/24/2013		800	845

Ryder System, Inc.
5.850% due 11/01/2016		200	199

Sara Lee Corp.
6.250% due 09/15/2011		200	213

Sealed Air Corp.
5.625% due 07/15/2013		1,000	1,058

Sprint Capital Corp.
8.375% due 03/15/2012		11,500	11,960

Sprint Nextel Corp.
6.000% due 12/01/2016		200	184

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner, Inc.
5.500% due 11/15/2011		$200	$212

Tyson Foods, Inc.
10.500% due 03/01/2014		3,500	4,016

United Airlines, Inc.
10.400% due 11/01/2016		1,400	1,475

UnitedHealth Group, Inc.
0.433% due 06/21/2010		1,000	999

UST, Inc.
5.750% due 03/01/2018		1,000	977

Verizon Wireless Capital LLC
3.750% due 05/20/2011		2,000	2,063

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,800	2,649

Yum! Brands, Inc.
6.250% due 03/15/2018		$700	765

			143,855

MORTGAGE-BACKED SECURITIES 6.1%

Adjustable Rate Mortgage Trust
5.162% due 09/25/2035		48	34

American Home Mortgage Assets
0.421% due 05/25/2046		607	317
0.441% due 10/25/2046		826	420

Banc of America Funding Corp.
4.531% due 02/20/2036		939	812
5.888% due 04/25/2037		800	495
5.918% due 10/20/2046		454	291

Banc of America Mortgage Securities, Inc.
4.773% due 05/25/2035		4,900	3,721

BCAP LLC Trust
0.401% due 01/25/2037		721	345

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035		136	122
2.530% due 08/25/2035		306	268
2.560% due 08/25/2035		317	279
2.940% due 03/25/2035		427	374
3.522% due 08/25/2033		56	54
4.100% due 05/25/2034		133	116
4.150% due 11/25/2034		29	28
4.631% due 05/25/2034		41	37
4.649% due 10/25/2033		50	46
5.436% due 05/25/2047		936	663

Bear Stearns Alt-A Trust
5.378% due 09/25/2035		265	178
5.486% due 11/25/2035		370	213
6.250% due 08/25/2036		479	304

Bear Stearns Commercial Mortgage Securities
0.343% due 03/15/2019		1,192	1,043

Bear Stearns Mortgage Funding Trust
0.301% due 02/25/2037		167	162

Bear Stearns Structured Products, Inc.
5.673% due 12/26/2046		224	127

CC Mortgage Funding Corp.
0.411% due 07/25/2036		238	136

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049		400	393

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035		151	134
4.248% due 08/25/2035		162	145

Countrywide Alternative Loan Trust
0.413% due 02/20/2047		432	202
0.428% due 12/20/2046		868	425

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.443% due 03/20/2046	$267	$131
0.443% due 07/20/2046	774	338
0.511% due 02/25/2037	330	171
0.581% due 05/25/2037	177	93
2.044% due 11/25/2035	77	37
2.584% due 11/25/2035	77	39
5.250% due 06/25/2035	77	64
5.862% due 11/25/2035	747	417
6.000% due 04/25/2037	207	140
6.110% due 08/25/2036	303	286
6.250% due 08/25/2037	82	41
6.500% due 06/25/2036	423	263

Countrywide Home Loan Mortgage Pass-Through Trust
0.461% due 05/25/2035	176	95
0.521% due 04/25/2035	54	28
0.551% due 03/25/2035	201	107
0.561% due 02/25/2035	19	12
0.611% due 09/25/2034	21	13
3.510% due 11/25/2034	58	47
3.971% due 08/25/2034	17	11
4.098% due 11/19/2033	107	101

Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	259	161

CS First Boston Mortgage Securities Corp.
3.692% due 08/25/2033	83	77
6.500% due 04/25/2033	3	3

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.886% due 10/25/2036	791	436

First Horizon Asset Securities, Inc.
2.916% due 12/25/2033	30	27
3.148% due 07/25/2033	21	20
6.250% due 08/25/2017	62	63

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	37	36

Greenpoint Mortgage Funding Trust
0.501% due 11/25/2045	20	11

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	800	709

GSR Mortgage Loan Trust
2.140% due 03/25/2033	36	34
3.336% due 09/25/2035	814	707
3.726% due 06/25/2034	20	17

Harborview Mortgage Loan Trust
0.423% due 01/19/2038	2,053	1,132
0.603% due 02/19/2034	5	4
1.394% due 12/19/2036	291	111
3.979% due 05/19/2033	69	63

Indymac Index Mortgage Loan Trust
5.099% due 09/25/2035	626	459

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	192	170

JPMorgan Mortgage Trust
3.965% due 07/25/2035	445	410
4.379% due 11/25/2033	45	43
5.004% due 07/25/2035	503	457
5.022% due 02/25/2035	86	79

MASTR Alternative Loans Trust
0.631% due 03/25/2036	94	45

MASTR Asset Securitization Trust
4.500% due 03/25/2018	52	51

Mellon Residential Funding Corp.
0.673% due 12/15/2030	32	29

Merrill Lynch Countrywide Commercial Mortgage Trust
0.000% due 07/09/2021	800	680
5.172% due 12/12/2049	300	266
5.957% due 08/12/2049	1,900	1,645

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	$229	$157
0.481% due 08/25/2036	61	39
3.633% due 02/25/2033	28	25

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	249	216

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	45	27

Residential Accredit Loans, Inc.
0.381% due 02/25/2047	313	135
0.411% due 06/25/2046	785	306
0.441% due 04/25/2046	329	122

Structured Adjustable Rate Mortgage Loan Trust
3.262% due 04/25/2034	88	72
3.586% due 02/25/2034	33	28
5.210% due 09/25/2034	148	129

Structured Asset Mortgage Investments, Inc.
0.421% due 07/25/2046	869	417
0.441% due 05/25/2046	200	95
0.451% due 05/25/2036	896	446
0.451% due 09/25/2047	600	186
0.483% due 07/19/2035	648	525
0.523% due 07/19/2034	8	7
0.583% due 03/19/2034	16	14

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	381	366

Wachovia Bank Commercial Mortgage Trust
0.323% due 09/15/2021	531	453
5.342% due 12/15/2043	1,500	1,165

WaMu Mortgage Pass-Through Certificates
0.501% due 12/25/2045	118	82
0.521% due 10/25/2045	61	44
0.541% due 01/25/2045	19	15
0.551% due 01/25/2045	19	13
0.771% due 12/25/2027	74	56
1.332% due 02/25/2047	818	444
1.944% due 08/25/2042	13	10
2.509% due 02/27/2034	13	11
2.772% due 07/25/2046	411	267
2.833% due 09/25/2033	2,697	2,470
2.911% due 06/25/2033	31	29
3.668% due 03/25/2034	119	108
5.387% due 02/25/2037	889	630
5.607% due 11/25/2036	2,139	1,577

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.484% due 07/25/2046	143	60

Wells Fargo Mortgage-Backed Securities Trust
3.212% due 04/25/2036	62	52
4.500% due 11/25/2018	200	199
4.750% due 10/25/2018	117	116
4.950% due 03/25/2036	304	252

		33,628

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.6%

Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
6.138% due 12/01/2039	$3,100	$3,067

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,487

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (c)	600	374

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,300	1,115

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	301

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	6

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,195	2,556

		8,906

	SHARES
PREFERRED STOCKS 0.1%

DG Funding Trust
2.532% due 12/31/2049	58	515

SLM Corp.
0.714% due 03/15/2017	500	7
0.760% due 01/16/2018	3,100	45

		567

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
0.000% due 06/01/2017 (g)	$2,600	1,903
0.351% due 03/25/2034	21	19
0.381% due 08/25/2034	12	11
0.431% due 10/27/2037	1,600	1,520
0.481% due 06/25/2044	4	4
2.658% due 12/01/2034	27	28
2.871% due 10/01/2034	13	13
2.998% due 11/01/2034	154	159
5.040% due 02/01/2021	37	37
5.500% due 03/25/2028	226	233
5.500% due 05/01/2047 (g)	238	247
6.000% due 07/25/2044	71	74

Federal Farm Credit Bank
3.500% due 12/02/2016	11,100	10,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.463% due 02/15/2019	$812	$813
0.511% due 09/25/2031	49	47
0.733% due 04/15/2028	634	632
1.832% due 10/25/2044	108	103
3.330% due 02/01/2029	15	16
4.000% due 03/01/2010	172	173
4.500% due 02/15/2017	221	226
5.000% due 03/15/2017	131	136
5.316% due 04/01/2037	165	171
6.000% due 04/15/2036	872	909

Ginnie Mae
4.125% due 11/20/2024	4	5
6.000% due 09/20/2038	739	773

		19,024

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Notes
3.125% due 10/31/2016	5,500	5,432
3.250% due 12/31/2016 (g)	7,400	7,340

		12,772

Total United States (Cost $232,833)		237,400

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.005% due 01/04/2010	$962	962

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $985. Repurchase proceeds are $962.)

U.S. CASH MANAGEMENT BILLS 0.0%
0.196% due 04/01/2010 (e)	102	102

U.S. TREASURY BILLS 0.9%
0.096% due 03/04/2010 - 03/25/2010 (b)(e)	4,882	4,882

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 1.2%
	649,955	6,507

Total Short-Term Instruments (Cost $12,453)		12,453

Total Investments 98.2% (Cost $531,427)		$541,128

Written Options (i) (0.2%) (Premiums $1,342)		(921)

Other Assets and Liabilities (Net) 2.0%		10,815

Net Assets 100.0%		$551,022

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Security becomes interest bearing at a future date.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $4,983 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $18,831 at a weighted average interest rate of -1.225%. On December 31, 2009, there were no open reverse repurchase agreements.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(g)	Securities with an aggregate market value of $546 and cash of $968 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	267	$(20)
Euro-BTP Italian Government Bond March Futures	Long	03/2010	243	(489)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	115	(343)
Japan Government 10-Year Bond March Futures	Long	03/2010	8	22
U.S. Treasury 10-Year Note March Futures	Long	03/2010	209	(47)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	107	(38)

				$(915)

(h)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.455%	)	03/20/2019	1.523%		$1,000	$4	$0	$4
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	10.300%		100	36	0	36
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	0.387%		100	(1)	0	(1)
Bank of America Corp.	BCLY	(1.700%	)	12/20/2013	0.906%		200	(6)	0	(6)
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	0.906%		500	(16)	0	(16)
Bank of America Corp.	JPM	(1.000%	)	09/20/2013	1.439%		600	9	46	(37)
Barclays Bank PLC	BNP	(2.250%	)	06/20/2014	1.330%		1,100	(43)	0	(43)
Barclays Bank PLC	BNP	(2.300%	)	06/20/2014	1.330%		600	(25)	0	(25)
Barclays Bank PLC	DUB	(2.230%	)	06/20/2019	1.525%		700	(38)	0	(38)
Barclays Bank PLC	DUB	(2.300%	)	06/20/2019	1.525%		300	(18)	0	(18)
Bear Stearns Cos. LLC	CSFB	(0.760%	)	12/20/2017	0.497%		1,000	(19)	0	(19)
Block Financial LLC	BCLY	(1.030%	)	03/20/2013	0.398%		2,000	(41)	0	(41)
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2014	0.520%		1,500	(31)	7	(38)
Boston Scientific Corp.	UBS	(2.060%	)	06/20/2016	0.628%		200	(17)	0	(17)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	0.960%		5,900	(12)	266	(278)
Centex Corp.	BOA	(1.000%	)	06/20/2015	1.014%		1,000	0	36	(36)
Centex Corp.	GSC	(1.000%	)	06/20/2014	0.902%		1,200	(5)	16	(21)
Centex Corp.	JPM	(1.000%	)	06/20/2015	1.014%		3,800	1	41	(40)
CenturyTel, Inc.	JPM	(1.000%	)	06/20/2017	1.021%		4,700	5	(3)	8
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	2.253%		100	(9)	2	(11)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.642%		2,000	95	0	95
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	2.253%	EUR	6,600	(864)	248	(1,112)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	1.625%		$1,000	47	64	(17)
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	1.440%		1,000	31	0	31
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	1.935%		200	5	0	5
CSX Corp.	MLP	(0.230%	)	03/20/2012	0.258%		200	0	0	0
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.660%		2,000	(25)	46	(71)
Darden Restaurants, Inc.	CITI	(1.450%	)	12/20/2017	1.092%		1,000	(25)	0	(25)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	1.454%		200	(8)	0	(8)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.342%		4,500	326	471	(145)
ERAC USA Finance Co.	JPM	(2.700%	)	12/20/2012	0.540%		800	(51)	0	(51)
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	0.527%		1,000	(2)	0	(2)
Goldman Sachs Group, Inc.	BCLY	(1.520%	)	06/20/2013	0.785%		100	(3)	0	(3)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.676%		1,500	(80)	0	(80)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.500%		200	35	0	35
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	9.500%		200	35	0	35
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	24.073%		200	70	0	70
JPMorgan Chase & Co.	BOA	(1.000%	)	03/20/2018	0.717%		1,200	(24)	9	(33)
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	0.500%		700	(11)	0	(11)
JPMorgan Chase & Co.	DUB	(1.000%	)	03/20/2018	0.717%		500	(10)	1	(11)
JPMorgan Chase & Co.	GSC	(1.000%	)	03/20/2018	0.717%		1,500	(31)	24	(55)
JPMorgan Chase & Co.	RBC	(0.310%	)	03/20/2016	0.733%		200	5	0	5
KB Home	DUB	(5.000%	)	03/20/2015	3.232%		1,200	(96)	(93)	(3)
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	1.689%		2,000	(1)	0	(1)
Ltd Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.386%		1,000	(30)	0	(30)
Macy's Retail Holdings, Inc.	JPM	(1.000%	)	12/20/2016	1.929%		1,800	97	176	(79)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.635%		1,000	2	0	2
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.635%		1,000	(2)	0	(2)
Masco Corp.	CSFB	(0.907%	)	12/20/2016	2.135%		200	14	0	14
MDC Holdings, Inc.	DUB	(1.000%	)	12/20/2012	0.693%		10,800	(101)	71	(172)
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	2.063%		1,000	27	0	27
Morgan Stanley	DUB	(1.850%	)	09/20/2018	1.167%		500	(25)	0	(25)
Morgan Stanley	RBS	(0.320%	)	12/20/2016	1.135%		200	10	0	10
Motorola, Inc.	BCLY	(1.000%	)	12/20/2011	0.774%		1,400	(7)	51	(58)
Motorola, Inc.	JPM	(1.000%	)	12/20/2012	1.038%		11,090	8	411	(403)
Nabors Industries, Inc.	CITI	(0.820%	)	03/20/2018	0.949%		1,000	9	0	9

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection(1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	0.949%		$1,000	$22	$0	$22
Nabors Industries, Inc.	UBS	(1.050%	)	03/20/2018	0.949%		2,100	(16)	0	(16)
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	1.546%		500	(11)	0	(11)
Newell Rubbermaid, Inc.	CITI	(0.130%	)	06/20/2010	0.291%		200	0	0	0
Norfolk Southern Corp.	BCLY	(0.450%	)	09/20/2014	0.398%		1,000	(2)	0	(2)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.409%		1,000	(69)	0	(69)
Ryder System, Inc.	JPM	(0.460%	)	12/20/2016	0.993%		200	6	0	6
Sara Lee Corp.	RBS	(0.630%	)	09/20/2011	0.224%		200	(1)	0	(1)
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.777%		1,000	(10)	0	(10)
Smith Group PLC	RBS	(0.530%	)	09/20/2010	0.258%	GBP	1,000	(4)	0	(4)
Sprint Capital Corp.	CITI	(5.000%	)	03/20/2012	3.068%		$3,100	(132)	(141)	9
Sprint Nextel Corp.	CSFB	(1.000%	)	03/20/2012	3.093%		8,400	368	459	(91)
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.994%		200	30	0	30
Tate & Lyle International Finance PLC	BNP	(1.760%	)	06/20/2011	0.608%		200	(4)	0	(4)
Time Warner, Inc.	BOA	(0.310%	)	12/20/2011	0.239%		200	0	0	0
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	2.175%		4,000	179	136	43
UBS AG	BCLY	(2.250%	)	03/20/2014	0.707%	EUR	800	(72)	0	(72)
UBS AG	BNP	(2.980%	)	03/20/2019	0.895%		$100	(16)	0	(16)
UBS AG	BOA	(2.280%	)	06/20/2018	0.881%		1,300	(132)	0	(132)
UST, Inc.	GSC	(0.720%	)	03/20/2018	0.181%		1,000	(40)	0	(40)
Vivendi S.A.	BNP	(1.742%	)	06/20/2013	0.711%		300	(11)	0	(11)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.711%		300	(11)	0	(11)
Vivendi S.A.	BNP	(1.820%	)	06/20/2013	0.711%		300	(11)	0	(11)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.042%		100	(3)	0	(3)
WPP Group PLC	BCLY	(3.750%	)	06/20/2017	1.389%	GBP	1,000	(244)	0	(244)
XL Capital Finance Europe PLC	BCLY	(0.310%	)	03/20/2012	0.753%		$100	1	0	1
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	0.802%		700	(8)	0	(8)

								$(997)	$2,344	$(3,341)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
China Government International Bond	BCLY	0.850%	12/20/2014	0.681%	$1,600	$14	$0	$14
China Government International Bond	JPM	0.820%	12/20/2014	0.681%	300	2	0	2
China Government International Bond	RBS	0.810%	12/20/2014	0.681%	2,400	15	0	15
China Government International Bond	RBS	0.815%	12/20/2014	0.681%	1,000	7	0	7
HSBC Finance Corp.	GSC	5.000%	06/20/2012	0.793%	1,000	104	12	92
SLM Corp.	CITI	5.000%	06/20/2011	4.035%	1,200	19	(228)	247

						$161	$(216)	$377

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-8 10-Year Index	GSC	(0.600%	)	06/20/2017	$11,422	$474	$34	$440
CDX.IG-8 10-Year Index	MLP	(0.600%	)	06/20/2017	871	36	22	14
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	3,098	95	13	82
CDX.IG-9 10-Year Index	DUB	(0.800%	)	12/20/2017	1,839	56	69	(13)
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018	2,420	(44)	(82)	38
CDX.IG-10 10-Year Index	MSC	(1.500%	)	06/20/2018	484	(9)	(7)	(2)
CDX.IG-12 10-Year Index	GSC	(1.000%	)	06/20/2019	6,448	27	298	(271)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014	6,250	(50)	135	(185)

						$585	$482	$103

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$500	$(335)	$(150)	$(185)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	496	(270)	(151)	(119)

					$(605)	$(301)	$(304)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	900	$28	$1	$27
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	17	0	17
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	9,400	(37)	(93)	56
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	MLP		4,200	(17)	18	(35)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC		33,600	(131)	12	(143)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBS		6,700	(26)	(37)	11
Pay	6-Month EUR-LIBOR	3.000%	09/15/2011	DUB	EUR	2,100	25	6	19
Pay	6-Month GBP-LIBOR	3.000%	09/15/2011	BCLY	GBP	112,100	1,126	1,170	(44)
Pay	6-Month GBP-LIBOR	3.500%	12/17/2013	BCLY		4,100	113	6	107
Pay	6-Month GBP-LIBOR	3.500%	12/17/2013	GSC		20,800	573	236	337
Pay	6-Month GBP-LIBOR	3.500%	12/17/2013	MSC		1,600	44	2	42

							$1,715	$1,321	$394

(i)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$ 121.000	02/19/2010	156	$78	$2
Put - CBOT U.S. Treasury 10-Year Note March Futures	116.000	02/19/2010	38	16	59

				$94	$61

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,100	$131	$60
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		$14,800	319	281
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		17,600	183	84
Call - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		4,600	21	5
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		4,100	27	4
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		14,900	159	283
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		15,300	129	73
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		3,100	18	3
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		6,700	68	32
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		2,200	28	24

								$1,083	$849

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	80.000	03/31/2010	$6,400	$73	$3
Call - OTC USD versus KRW	KRW	1,500.000	09/01/2010	2,400	63	3
Call - OTC USD versus KRW		1,500.000	09/03/2010	1,000	26	1

					$162	$7

Inflation Cap
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Cap - OTC CPURNSA Index	RBS	215.969	Maximum of (Index Final/Index Initial - 1-2.500%) or $0	12/07/2010	$1,000	$ 3	$4

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	753	$26,000	EUR	7,000	$933
Sales	1,354	389,600		25,200	4,846
Closing Buys	(851)	(308,500)		(11,600)	(3,988)
Expirations	(1,062)	(13,000)		(3,500)	(449)
Exercised	0	0		0	0

Balance at 12/31/2009	194	$94,100	EUR	17,100	$1,342

(j)	Short sales outstanding on December 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	01/01/2040	$34,000	$35,399	$34,893
Fannie Mae	5.500%	01/01/2040	28,000	29,627	29,312
Fannie Mae	5.500%	02/01/2040	5,000	5,242	5,217

				$70,268	$69,422

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	424	01/2010	DUB	$0	$(5)	$(5)
Sell		3,960	01/2010	RBS	117	0	117
Buy	BRL	2,236	02/2010	DUB	115	0	115
Buy	CAD	966	01/2010	DUB	2	0	2
Buy		8,692	01/2010	JPM	146	0	146
Buy	CNY	2,548	05/2010	BCLY	0	(38)	(38)
Sell		5,414	05/2010	BCLY	0	(42)	(42)
Buy		2,866	05/2010	MLP	0	(42)	(42)
Buy		44,970	06/2011	BCLY	79	0	79
Buy	DKK	15,598	01/2010	HSBC	0	(38)	(38)
Buy	EUR	223	01/2010	CITI	0	0	0
Buy		157	01/2010	DUB	0	0	0
Sell		1,888	01/2010	DUB	2	0	2
Buy		16,543	01/2010	HSBC	0	(1,248)	(1,248)
Buy		453	01/2010	JPM	0	(1)	(1)
Buy		314	01/2010	MSC	3	0	3
Buy		289	01/2010	UBS	1	0	1
Sell		600	01/2010	UBS	1	0	1
Buy		8,550	03/2010	GSC	0	(164)	(164)
Buy	GBP	2,608	01/2010	DUB	0	(62)	(62)
Buy		14,915	01/2010	RBS	0	(294)	(294)
Buy	INR	660	03/2010	CITI	1	0	1
Buy	JPY	5,635,806	01/2010	BNP	0	(2,274)	(2,274)
Buy		15,126	01/2010	BOA	0	(9)	(9)
Buy		28,520	01/2010	CITI	0	(10)	(10)
Sell		202,629	01/2010	CSFB	120	0	120
Buy		20,610	01/2010	DUB	0	0	0
Buy		115,000	01/2010	GSC	0	(57)	(57)
Sell		126,095	01/2010	GSC	82	0	82
Sell		25,988	01/2010	HSBC	10	0	10
Buy		58,667	01/2010	JPM	0	(12)	(12)
Buy		40,843	01/2010	MSC	0	(7)	(7)
Buy		25,988	01/2010	RBC	0	(10)	(10)
Sell		25,000	01/2010	RBS	10	0	10
Buy		37,290	01/2010	UBS	0	(8)	(8)
Sell	KRW	2,754	02/2010	CITI	0	0	0
Sell		1,000	07/2010	BCLY	0	0	0
Sell		1,573	07/2010	DUB	0	0	0
Sell		1,294	07/2010	MSC	0	0	0
Sell		3,098	08/2010	MSC	0	0	0
Sell		1,174	11/2010	BCLY	0	0	0
Sell		981	11/2010	CITI	0	0	0
Buy	MYR	18	02/2010	BCLY	0	0	0
Buy		2	02/2010	CITI	0	0	0
Buy		26	02/2010	DUB	0	0	0
Buy		8	02/2010	JPM	0	0	0
Buy		5	06/2010	MSC	0	0	0
Sell	PHP	119	04/2010	DUB	0	0	0
Buy	SEK	16,972	03/2010	CITI	15	0	15

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	SGD	11	03/2010	CITI	$0	$0	$0
Sell	TWD	103	06/2010	BOA	0	0	0
Sell		121	06/2010	DUB	0	0	0
Sell		130	06/2010	MSC	0	0	0
Sell		17	10/2010	BCLY	0	0	0
Sell		49	10/2010	CITI	0	0	0
Buy	ZAR	97	02/2010	CITI	1	0	1

					$705	$(4,321)	$(3,616)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Italy	$0	$64,568	$0	$64,568
Japan	0	108,100	0	108,100
United States	45	235,320	2,035	237,400
Other Investments +++	6,507	121,599	2,954	131,060

Investments, at value	$6,552	$529,587	$4,989	$541,128
Short Sales, at value	$0	$(69,422)	$0	$(69,422)
Financial Derivative Instruments ++++	$(915)	$(7,304)	$(4)	$(8,223)

Total	$5,637	$452,861	$4,985	$463,483

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
United States	$426	$127	$(1)	$10	$130	$1,343	$2,035	$103
Other Investments +++	1,278	2,881	6	(42)	(33)	(1,136)	2,954	(327)

Investments, at value	$1,704	$3,008	$5	$(32)	$97	$207	$4,989	$(224)
Financial Derivative Instruments ++++	$95	$(3)	$0	$0	$(52)	$(44)	$(4)	$0

Total	$1,799	$3,005	$5	$(32)	$45	$163	$4,985	$(224)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$705	$0	$0	$0	$705
Unrealized appreciation on swap agreements	616	0	1,448	0	0	2,064

	$616	$705	$1,448	$0	$0	$2,769

Liabilities:
Written options outstanding	$914	$7	$0	$0	$0	$921
Variation margin payable^^	281	0	0	0	0	281
Unrealized depreciation on foreign currency contracts	0	4,321	0	0	0	4,321
Unrealized depreciation on swap agreements	221	0	4,614	0	0	4,835

	$1,416	$4,328	$4,614	$0	$0	$10,358

See Accompanying Notes	Annual Report	December 31, 2009	17

Schedule of Investments Global Bond Portfolio (Unhedged) (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$1,078	$(10)	$0	$0	$0	$1,068
Net realized gain on futures contracts, written options and swaps	15,822	0	19	0	0	15,841
Net realized gain on foreign currency transactions	0	8,039	0	0	0	8,039

	$16,900	$8,029	$19	$0	$0	$24,948

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(1,086)	$0	$0	$0	$0	$(1,086)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,225)	156	(7,683)	0	0	(8,752)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(11,707)	0	0	0	(11,707)

	$(2,311)	$(11,551)	$(7,683)	$0	$0	$(21,545)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(915) as reported in the Notes to Schedule of Investments.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and

20	PIMCO Variable Insurance Trust

December 31, 2009

student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation cap. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option and inflation cap, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put

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options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The

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Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$15,609	$12,713

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$510,387	$503,900	$0	$6,507	$87	$21

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

26	PIMCO Variable Insurance Trust

December 31, 2009

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,330,904	$1,394,570	$1,504,900	$1,420,386

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	191	$2,431	139	$1,786
Administrative Class	22,282	285,875	18,856	247,900
Advisor Class	887	11,454	314	3,931
Issued as reinvestment of distributions
Institutional Class	25	320	2	29
Administrative Class	4,311	56,364	826	10,453
Advisor Class	112	1,470	3	43
Cost of shares redeemed
Institutional Class	(92)	(1,131)	(36)	(462)
Administrative Class	(8,650)	(110,047)	(14,572)	(183,804)
Advisor Class	(105)	(1,359)	(21)	(242)
Net increase resulting from Portfolio share transactions	18,961	$245,377	5,511	$79,634

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	4	89
Advisor Class	1	100

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005- 2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$1,210	$0	$6,721	$(8,988)	$0	$(560)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$532,259	$21,525	$(12,656)	$8,869

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$55,097	$3,057	$0
12/31/2008	10,525	0	0

(5)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	PHP	Philippine Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	ISDA	International Swaps and Derivatives Association, Inc.
CMBS	Collateralized Mortgage-Backed Security	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.01%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

36	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio

(Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2009

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

United States	43.9%
Japan	20.0%
Italy	11.9%
United Kingdom	4.5%
Short-Term Instruments	2.3%
Other	17.4%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (01/31/06)
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	17.01%	7.45%
JPMorgan GBI Global FX NY Index Unhedged in US	1.39%	7.45%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.86% for Institutional Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index does not reflect deductions for fees, expenses, or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,120.16	$1,021.42
Expenses Paid During Period†	$4.01	$3.82

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	A curve-steepening position in the U.S., especially in January and February of 2009, benefited performance as long-term rates increased more than short-term rates.

»	An overweight to Australian duration, or sensitivity to changes in market interest rates, slightly detracted from performance as yields increased.

»	Holdings of corporate bonds contributed to performance as spreads on these bonds narrowed during the reporting period.

»

An overweight to Agency mortgage-backed securities (“MBS”), specifically during the first half of the reporting period, contributed to performance as MBS spreads narrowed relative to U.S. Treasury securities.

»	Positions in non-Agency MBS contributed to performance as prices on these securities appreciated during the reporting period.

»	A position in Japanese inflation-linked bonds, especially in the second quarter, contributed to returns as real bonds outperformed nominal Japanese government bonds.

»

Exposure to a basket of developed and emerging market currencies relative to the U.S. dollar, especially in the last six months of the reporting period, contributed to performance as these currencies appreciated versus the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2009	12/31/2008	12/31/2007	01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of year or period	$12.25	$12.78	$12.06	$12.00
Net investment income (a)	0.49	0.51	0.43	0.41
Net realized/unrealized gain (loss) on investments	1.59	(0.59)	0.74	0.04
Total income (loss) from investment operations	2.08	(0.08)	1.17	0.45
Dividends from net investment income	(0.42)	(0.45)	(0.42)	(0.39)
Distributions from net realized capital gains	(1.19)	0.00	(0.03)	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00
Total distributions	(1.61)	(0.45)	(0.45)	(0.39)
Net asset value end of year or period	$12.72	$12.25	$12.78	$12.06
Total return	17.01%	(0.69)%	9.89%	3.77%
Net assets end of year or period (000s)	$3,143	$1,507	$229	$48
Ratio of expenses to average net assets	0.75%	0.86%	0.75%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	3.83%	4.10%	3.51%	3.70%*
Portfolio turnover rate	624%	661%	560%	224%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$533,659
Investments in Affiliates, at value	6,507
Repurchase agreements, at value	962
Cash	554
Deposits with counterparty	968
Foreign currency, at value	2,856
Receivable for investments sold	83,922
Receivable for investments sold on a delayed-delivery basis	7,849
Receivable for Portfolio shares sold	7,634
Interest and dividends receivable	5,135
Dividends receivable from Affiliates	2
Swap premiums paid	4,689
Unrealized appreciation on foreign currency contracts	705
Unrealized appreciation on swap agreements	2,064
657,506

Liabilities:
Payable for investments purchased	$5,822
Payable for investments in Affiliates purchased	2
Payable for investments purchased on a delayed-delivery basis	16,195
Payable for Portfolio shares redeemed	205
Payable for short sales	69,422
Written options outstanding	921
Deposits from counterparty	2,960
Accrued related party fees	453
Variation margin payable	281
Swap premiums received	1,059
Unrealized depreciation on foreign currency contracts	4,321
Unrealized depreciation on swap agreements	4,835
Other liabilities	8
106,484

Net Assets	$551,022

Net Assets Consist of:
Paid in capital	$552,638
(Overdistributed) net investment income	(4,753)
Accumulated undistributed net realized (loss)	(489)
Net unrealized appreciation	3,626
$551,022

Net Assets:
Institutional Class	$3,143
Administrative Class	532,730
Advisor Class	15,149

Shares Issued and Outstanding:
Institutional Class	247
Administrative Class	41,890
Advisor Class	1,191

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.72
Administrative Class	12.72
Advisor Class	12.72

Cost of Investments Owned	$523,958
Cost of Investments in Affiliates Owned	$6,507
Cost of Repurchase Agreements Owned	$962
Cost of Foreign Currency Held	$2,863
Proceeds Received on Short Sales	$70,268
Premiums Received on Written Options	$1,342

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$18,249
Dividends	8
Dividends from Affiliate investments	87
Total Income	18,344

Expenses:
Investment advisory fees	1,007
Supervisory and administrative fees	2,013
Servicing fees – Administrative Class	588
Distribution and/or servicing fees – Advisor Class	21
Trustees’ fees	7
Interest expense	5
Total Expenses	3,641

Net Investment Income	14,703

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	13,729
Net realized gain on Affiliate investments	21
Net realized gain on futures contracts, written options and swaps	15,839
Net realized gain on foreign currency transactions	3,634
Net change in unrealized appreciation on investments	27,769
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(8,752)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,661)
Net Gain	50,579

Net Increase in Net Assets Resulting from Operations	$65,282

*Foreign tax withholdings	$7

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,703	$11,642
Net realized gain	33,202	3,726
Net realized gain on Affiliate investments	21	0
Net change in unrealized appreciation (depreciation)	17,356	(26,911)
Net increase (decrease) resulting from operations	65,282	(11,543)

Distributions to Shareholders:
From net investment income
Institutional Class	(69)	(29)
Administrative Class	(12,213)	(10,453)
Advisor Class	(251)	(43)
From net realized capital gains
Institutional Class	(251)	0
Administrative Class	(44,151)	0
Advisor Class	(1,219)	0

Total Distributions	(58,154)	(10,525)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	2,431	1,786
Administrative Class	285,875	247,900
Advisor Class	11,454	3,931
Issued as reinvestment of distributions
Institutional Class	320	29
Administrative Class	56,364	10,453
Advisor Class	1,470	43
Cost of shares redeemed
Institutional Class	(1,131)	(462)
Administrative Class	(110,047)	(183,804)
Advisor Class	(1,359)	(242)
Net increase resulting from Portfolio share transactions	245,377	79,634

Total Increase in Net Assets	252,505	57,566

Net Assets:
Beginning of year	298,517	240,951
End of year*	$551,022	$298,517

*Including undistributed (overdistributed) net investment income of:	$(4,753)	$9,378

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.6%

Commonwealth Bank of Australia
4.500% due 02/20/2014	AUD	1,700	$1,451

Macquarie Bank Ltd.
4.100% due 12/17/2013		$3,000	3,155

Medallion Trust
0.392% due 05/25/2035		480	458

National Australia Bank Ltd.
0.481% due 06/29/2016		600	578
4.250% due 03/26/2012	AUD	1,400	1,232

Puma Finance Ltd.
0.337% due 02/21/2038		$437	406
4.168% due 08/22/2037	AUD	527	457
4.247% due 07/12/2036		154	132

Royal Bank of Scotland Group PLC
4.375% due 03/27/2012		1,400	1,221

Superannuation Members Home Loans Global Fund
0.435% due 11/09/2035		$3,460	3,290

Swan Trust
0.352% due 05/12/2037		511	493
4.173% due 05/12/2037	AUD	703	608

Torrens Trust
4.405% due 10/19/2038		850	731

Total Australia (Cost $13,485)			14,212

BERMUDA 0.1%

Merna Reinsurance Ltd.
0.901% due 07/07/2010		$700	687

Total Bermuda (Cost $699)			687

CANADA 0.5%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	1,600	1,583

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000	1,028

Total Canada (Cost $2,427)			2,611

FRANCE 3.3%

Dexia Credit Local
2.375% due 09/23/2011		$10,400	10,618

France Government Bond
4.750% due 04/25/2035	EUR	1,500	2,316
5.750% due 10/25/2032		1,200	2,094

Lafarge S.A.
6.500% due 07/15/2016		$2,000	2,123

Vivendi
5.750% due 04/04/2013		900	947
6.625% due 04/04/2018		100	109

Total France (Cost $17,756)			18,207

GERMANY 3.8%

Driver One GmbH
0.583% due 10/21/2015	EUR	461	654

Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014		2,200	3,366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Republic of Germany
4.000% due 01/04/2037	EUR	3,700	$5,170
4.750% due 07/04/2034		2,200	3,422
5.500% due 01/04/2031		2,700	4,563
5.625% due 01/04/2028		2,300	3,911

Total Germany (Cost $20,830)			21,086

IRELAND 0.4%

Cars Alliance Funding PLC
0.864% due 10/08/2023	EUR	500	695

Immeo Residential Finance PLC
0.874% due 12/15/2016		916	1,118

SC Germany Auto
0.550% due 08/11/2015		132	187

Total Ireland (Cost $2,255)			2,000

ITALY 11.7%

Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2014	EUR	43,100	63,470

Locat Securitisation Vehicle SRL
0.874% due 12/12/2028		578	763

Siena Mortgages SpA
0.945% due 12/16/2038		91	128

Split SRL
0.873% due 10/25/2018		149	207

Total Italy (Cost $64,398)			64,568

JAPAN 19.6%

Japan Government International Bond
1.500% due 09/20/2018	JPY	1,230,000	13,660
1.700% due 03/20/2017		7,460,000	85,024
2.300% due 05/20/2030		7,000	78
2.400% due 03/20/2034		130,000	1,448
2.500% due 09/20/2035		290,000	3,278
2.500% due 03/20/2036		10,000	113
2.500% due 06/20/2036		190,000	2,147
2.500% due 09/20/2037		200,000	2,265

Resona Bank Ltd.
5.850% due 09/29/2049		$100	87

Total Japan (Cost $105,839)			108,100

JERSEY, CHANNEL ISLANDS 0.3%

WPP PLC
6.000% due 04/04/2017	GBP	1,000	1,643

Total Jersey, Channel Islands (Cost $1,164)			1,643

NETHERLANDS 2.7%

Dutch Mortgage-Backed Securities BV
1.033% due 10/02/2079	EUR	624	887

Fortis Bank Nederland NV
3.375% due 05/19/2014		7,600	11,200

ING Bank NV
3.900% due 03/19/2014		$2,800	2,885

Total Netherlands (Cost $13,849)			14,972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW ZEALAND 1.4%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,500	$1,616

Westpac Securities NZ Ltd.
3.450% due 07/28/2014		6,000	6,046

Total New Zealand (Cost $7,518)			7,662

NORWAY 0.2%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	700	1,041

Total Norway (Cost $1,078)			1,041

PORTUGAL 0.4%

Banco Espirito Santo S.A.
5.500% due 07/21/2010	EUR	1,400	2,049

Total Portugal (Cost $2,201)			2,049

RUSSIA 0.3%

Gaz Capital S.A.
8.146% due 04/11/2018		$300	318

White Nights Finance BV for Gazprom
10.500% due 03/25/2014		1,100	1,254

Total Russia (Cost $1,473)			1,572

SOUTH KOREA 0.1%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	500	762

Total South Korea (Cost $770)			762

SPAIN 0.6%

Bancaja Fondo de Titulizacion de Activos
0.843% due 10/25/2037	EUR	135	166

Bankinter S.A.
5.000% due 05/14/2010		1,900	2,755

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$600	540

Total Spain (Cost $3,770)			3,461

SWITZERLAND 0.4%

UBS AG
5.750% due 04/25/2018		$1,900	1,937
5.875% due 12/20/2017		500	515

Total Switzerland (Cost $2,389)			2,452

UNITED KINGDOM 4.4%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	2,100	3,192

Barclays Bank PLC
6.050% due 12/04/2017		$1,100	1,121
10.179% due 06/12/2021		2,120	2,741

HBOS PLC
6.750% due 05/21/2018		800	743

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBG Capital No.1 PLC
8.500% due 12/29/2049		$1,200	$892

Lloyds TSB Bank PLC
12.000% due 12/29/2049		2,100	2,062

Permanent Financing PLC
0.846% due 09/10/2032	EUR	600	848

Punch Taverns Finance PLC
1.388% due 10/15/2032	GBP	100	62

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		$6,700	6,688
2.625% due 05/11/2012		1,400	1,421
7.640% due 03/29/2049		3,200	1,730
9.118% due 03/31/2049		800	732

Smiths Group PLC
7.875% due 07/12/2010	GBP	1,000	1,648

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		$200	207

XL Capital Finance Europe PLC
6.500% due 01/15/2012		100	103

Total United Kingdom (Cost $24,240)			24,190

UNITED STATES 43.1%

ASSET-BACKED SECURITIES 3.0%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030		$267	261

Accredited Mortgage Loan Trust
0.281% due 02/25/2037		148	143

Amortizing Residential Collateral Trust
0.521% due 07/25/2032		1	1
0.931% due 10/25/2031		2	1

Asset-Backed Funding Certificates
0.291% due 01/25/2037		116	112

Asset-Backed Securities Corp. Home Equity
0.281% due 12/25/2036		111	105

Capital Auto Receivables Asset Trust
1.683% due 10/15/2012		800	806

Carrington Mortgage Loan Trust
0.281% due 12/25/2036		297	255

Conseco Finance Securitizations Corp.
6.990% due 07/01/2032		2,744	2,720

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037		273	267
0.281% due 08/25/2037		246	236

Credit-Based Asset Servicing & Securitization LLC
0.291% due 11/25/2036		168	119

CS First Boston Mortgage Securities Corp.
0.851% due 01/25/2032		1	1

Denver Arena Trust
6.940% due 11/15/2019		123	109

First Franklin Mortgage Loan Asset-Backed Certificates
0.271% due 01/25/2038		75	73

Ford Credit Auto Owner Trust
1.133% due 01/15/2011		210	210
1.653% due 06/15/2012		500	503

Franklin Auto Trust
1.233% due 10/20/2011		184	185

Fremont Home Loan Trust
0.281% due 10/25/2036		68	61

GSAMP Trust
0.331% due 01/25/2047		114	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Trust
5.500% due 01/25/2037		$207	$21

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036		138	101

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037		23	23
0.311% due 07/25/2037		1,350	1,307

JPMorgan Mortgage Acquisition Corp.
0.281% due 08/25/2036		283	279
0.281% due 10/25/2036		197	182

Morgan Stanley ABS Capital I
1.031% due 07/25/2037		4,248	3,832

Nelnet Student Loan Trust
0.295% due 12/27/2016		884	882
0.812% due 04/27/2015		388	389

SACO I, Inc.
0.291% due 05/25/2036		28	17
0.431% due 04/25/2035		9	4

Securitized Asset-Backed Receivables LLC Trust
0.281% due 12/25/2036		139	131

SLC Student Loan Trust
0.704% due 06/15/2017		800	799

SLM Student Loan Trust
0.282% due 10/25/2016		186	185
0.454% due 12/17/2018		153	152
0.782% due 10/25/2017		1,600	1,594

Structured Asset Securities Corp.
0.631% due 05/25/2034		10	8
4.900% due 04/25/2035		38	25

Truman Capital Mortgage Loan Trust
0.571% due 01/25/2034		4	4

Washington Mutual Asset-Backed Certificates
0.291% due 10/25/2036		235	163

Wells Fargo Home Equity Trust
0.461% due 10/25/2035		54	52
0.481% due 12/25/2035		123	118

			16,546

BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
4.240% due 08/03/2012		2,151	2,102

CORPORATE BONDS & NOTES 26.1%

Altria Group, Inc.
9.250% due 08/06/2019		1,000	1,221

American Express Co.
7.000% due 03/19/2018		1,500	1,655

American Express Credit Corp.
5.875% due 05/02/2013		200	215

American General Finance Corp.
6.900% due 12/15/2017		100	70

American International Group, Inc.
5.750% due 03/15/2067	GBP	800	698
8.000% due 05/22/2038	EUR	1,700	1,541
8.175% due 05/15/2068		$1,600	1,068
8.250% due 08/15/2018		100	94

AutoZone, Inc.
5.875% due 10/15/2012		100	108

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	100	111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
4.000% due 03/28/2018	EUR	500	$650
5.650% due 05/01/2018		$100	102

Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000	1,092
7.250% due 02/01/2018		1,300	1,495

Block Financial LLC
7.875% due 01/15/2013		2,000	2,230

Boston Scientific Corp.
5.450% due 06/15/2014		1,500	1,582
6.400% due 06/15/2016		200	216

Capital One Financial Corp.
7.375% due 05/23/2014		5,900	6,686

Caterpillar Financial Services Corp.
1.001% due 06/24/2011		1,600	1,614

Centex Corp.
5.250% due 06/15/2015		4,800	4,728
5.700% due 05/15/2014		1,200	1,230

CenturyTel, Inc.
6.000% due 04/01/2017		4,700	4,833

CIT Group, Inc.
7.000% due 05/01/2013		433	407
7.000% due 05/01/2014		499	465
7.000% due 05/01/2015		200	180
7.000% due 05/01/2016		333	294
7.000% due 05/01/2017		466	406

Citigroup, Inc.
3.625% due 11/30/2017	EUR	9,600	11,879
4.750% due 05/31/2017		100	125
4.750% due 02/10/2019		200	250
6.125% due 05/15/2018		$1,600	1,611
8.125% due 07/15/2039		800	906

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	1,020

CMS Energy Corp.
1.234% due 01/15/2013		200	181

CNA Financial Corp.
6.000% due 08/15/2011		200	203

Countrywide Financial Corp.
5.800% due 06/07/2012		2,650	2,815

CSX Corp.
6.300% due 03/15/2012		200	216

Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,085

Darden Restaurants, Inc.
6.200% due 10/15/2017		1,000	1,076

DR Horton, Inc.
6.000% due 04/15/2011		200	204
6.500% due 04/15/2016		4,500	4,410

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	309

Erac USA Finance Co.
5.800% due 10/15/2012		800	839

FPL Group Capital, Inc.
1.133% due 06/17/2011		600	607

GATX Financial Corp.
5.500% due 02/15/2012		1,000	1,044

Goldman Sachs Group, Inc.
0.851% due 09/29/2014		600	582
5.375% due 02/15/2013	EUR	200	304

Harris Corp.
5.950% due 12/01/2017		$1,500	1,593

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
5.350% due 03/01/2012		$200	$174
5.400% due 02/15/2012		200	174

iStar Financial, Inc.
5.150% due 03/01/2012		200	124

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	190

KB Home
5.875% due 01/15/2015		$1,200	1,116

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		1,000	210
6.875% due 05/02/2018 (a)		800	170

Ltd Brands, Inc.
6.900% due 07/15/2017		1,000	1,004

Macy's Retail Holdings, Inc.
5.900% due 12/01/2016		1,800	1,764

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		2,000	2,047

Masco Corp.
6.125% due 10/03/2016		200	191

MDC Holdings, Inc.
7.000% due 12/01/2012		10,450	11,274

Merrill Lynch & Co., Inc.
0.349% due 03/23/2010		500	500
1.264% due 09/14/2018	EUR	100	116
6.875% due 04/25/2018		$1,500	1,619

Metropolitan Life Global Funding I
0.504% due 03/15/2012		900	887
5.125% due 04/10/2013		1,300	1,378

Mohawk Industries, Inc.
6.875% due 01/15/2016		1,000	1,000

Morgan Stanley
0.764% due 10/15/2015		1,000	939
1.143% due 04/13/2016	EUR	700	903
6.625% due 04/01/2018		$1,600	1,733

Motorola, Inc.
5.375% due 11/15/2012		11,090	11,314
8.000% due 11/01/2011		1,300	1,391

Nabors Industries, Inc.
6.150% due 02/15/2018		4,100	4,268

Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	502

Newell Rubbermaid, Inc.
4.000% due 05/01/2010		57	57

Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	1,072

Pricoa Global Funding I
0.381% due 06/26/2012		900	872
1.055% due 06/04/2010		2,000	2,001

Principal Life Income Funding Trusts
5.300% due 04/24/2013		800	845

Ryder System, Inc.
5.850% due 11/01/2016		200	199

Sara Lee Corp.
6.250% due 09/15/2011		200	213

Sealed Air Corp.
5.625% due 07/15/2013		1,000	1,058

Sprint Capital Corp.
8.375% due 03/15/2012		11,500	11,960

Sprint Nextel Corp.
6.000% due 12/01/2016		200	184

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner, Inc.
5.500% due 11/15/2011		$200	$212

Tyson Foods, Inc.
10.500% due 03/01/2014		3,500	4,016

United Airlines, Inc.
10.400% due 11/01/2016		1,400	1,475

UnitedHealth Group, Inc.
0.433% due 06/21/2010		1,000	999

UST, Inc.
5.750% due 03/01/2018		1,000	977

Verizon Wireless Capital LLC
3.750% due 05/20/2011		2,000	2,063

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,800	2,649

Yum! Brands, Inc.
6.250% due 03/15/2018		$700	765

			143,855

MORTGAGE-BACKED SECURITIES 6.1%

Adjustable Rate Mortgage Trust
5.162% due 09/25/2035		48	34

American Home Mortgage Assets
0.421% due 05/25/2046		607	317
0.441% due 10/25/2046		826	420

Banc of America Funding Corp.
4.531% due 02/20/2036		939	812
5.888% due 04/25/2037		800	495
5.918% due 10/20/2046		454	291

Banc of America Mortgage Securities, Inc.
4.773% due 05/25/2035		4,900	3,721

BCAP LLC Trust
0.401% due 01/25/2037		721	345

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035		136	122
2.530% due 08/25/2035		306	268
2.560% due 08/25/2035		317	279
2.940% due 03/25/2035		427	374
3.522% due 08/25/2033		56	54
4.100% due 05/25/2034		133	116
4.150% due 11/25/2034		29	28
4.631% due 05/25/2034		41	37
4.649% due 10/25/2033		50	46
5.436% due 05/25/2047		936	663

Bear Stearns Alt-A Trust
5.378% due 09/25/2035		265	178
5.486% due 11/25/2035		370	213
6.250% due 08/25/2036		479	304

Bear Stearns Commercial Mortgage Securities
0.343% due 03/15/2019		1,192	1,043

Bear Stearns Mortgage Funding Trust
0.301% due 02/25/2037		167	162

Bear Stearns Structured Products, Inc.
5.673% due 12/26/2046		224	127

CC Mortgage Funding Corp.
0.411% due 07/25/2036		238	136

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049		400	393

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035		151	134
4.248% due 08/25/2035		162	145

Countrywide Alternative Loan Trust
0.413% due 02/20/2047		432	202
0.428% due 12/20/2046		868	425

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.443% due 03/20/2046	$267	$131
0.443% due 07/20/2046	774	338
0.511% due 02/25/2037	330	171
0.581% due 05/25/2037	177	93
2.044% due 11/25/2035	77	37
2.584% due 11/25/2035	77	39
5.250% due 06/25/2035	77	64
5.862% due 11/25/2035	747	417
6.000% due 04/25/2037	207	140
6.110% due 08/25/2036	303	286
6.250% due 08/25/2037	82	41
6.500% due 06/25/2036	423	263

Countrywide Home Loan Mortgage Pass-Through Trust
0.461% due 05/25/2035	176	95
0.521% due 04/25/2035	54	28
0.551% due 03/25/2035	201	107
0.561% due 02/25/2035	19	12
0.611% due 09/25/2034	21	13
3.510% due 11/25/2034	58	47
3.971% due 08/25/2034	17	11
4.098% due 11/19/2033	107	101

Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	259	161

CS First Boston Mortgage Securities Corp.
3.692% due 08/25/2033	83	77
6.500% due 04/25/2033	3	3

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.886% due 10/25/2036	791	436

First Horizon Asset Securities, Inc.
2.916% due 12/25/2033	30	27
3.148% due 07/25/2033	21	20
6.250% due 08/25/2017	62	63

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	37	36

Greenpoint Mortgage Funding Trust
0.501% due 11/25/2045	20	11

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	800	709

GSR Mortgage Loan Trust
2.140% due 03/25/2033	36	34
3.336% due 09/25/2035	814	707
3.726% due 06/25/2034	20	17

Harborview Mortgage Loan Trust
0.423% due 01/19/2038	2,053	1,132
0.603% due 02/19/2034	5	4
1.394% due 12/19/2036	291	111
3.979% due 05/19/2033	69	63

Indymac Index Mortgage Loan Trust
5.099% due 09/25/2035	626	459

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	192	170

JPMorgan Mortgage Trust
3.965% due 07/25/2035	445	410
4.379% due 11/25/2033	45	43
5.004% due 07/25/2035	503	457
5.022% due 02/25/2035	86	79

MASTR Alternative Loans Trust
0.631% due 03/25/2036	94	45

MASTR Asset Securitization Trust
4.500% due 03/25/2018	52	51

Mellon Residential Funding Corp.
0.673% due 12/15/2030	32	29

Merrill Lynch Countrywide Commercial Mortgage Trust
0.000% due 07/09/2021	800	680
5.172% due 12/12/2049	300	266
5.957% due 08/12/2049	1,900	1,645

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	$229	$157
0.481% due 08/25/2036	61	39
3.633% due 02/25/2033	28	25

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	249	216

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	45	27

Residential Accredit Loans, Inc.
0.381% due 02/25/2047	313	135
0.411% due 06/25/2046	785	306
0.441% due 04/25/2046	329	122

Structured Adjustable Rate Mortgage Loan Trust
3.262% due 04/25/2034	88	72
3.586% due 02/25/2034	33	28
5.210% due 09/25/2034	148	129

Structured Asset Mortgage Investments, Inc.
0.421% due 07/25/2046	869	417
0.441% due 05/25/2046	200	95
0.451% due 05/25/2036	896	446
0.451% due 09/25/2047	600	186
0.483% due 07/19/2035	648	525
0.523% due 07/19/2034	8	7
0.583% due 03/19/2034	16	14

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	381	366

Wachovia Bank Commercial Mortgage Trust
0.323% due 09/15/2021	531	453
5.342% due 12/15/2043	1,500	1,165

WaMu Mortgage Pass-Through Certificates
0.501% due 12/25/2045	118	82
0.521% due 10/25/2045	61	44
0.541% due 01/25/2045	19	15
0.551% due 01/25/2045	19	13
0.771% due 12/25/2027	74	56
1.332% due 02/25/2047	818	444
1.944% due 08/25/2042	13	10
2.509% due 02/27/2034	13	11
2.772% due 07/25/2046	411	267
2.833% due 09/25/2033	2,697	2,470
2.911% due 06/25/2033	31	29
3.668% due 03/25/2034	119	108
5.387% due 02/25/2037	889	630
5.607% due 11/25/2036	2,139	1,577

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.484% due 07/25/2046	143	60

Wells Fargo Mortgage-Backed Securities Trust
3.212% due 04/25/2036	62	52
4.500% due 11/25/2018	200	199
4.750% due 10/25/2018	117	116
4.950% due 03/25/2036	304	252

		33,628

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.6%

Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
6.138% due 12/01/2039	$3,100	$3,067

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,487

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (c)	600	374

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,300	1,115

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	301

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	6

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,195	2,556

		8,906

	SHARES
PREFERRED STOCKS 0.1%

DG Funding Trust
2.532% due 12/31/2049	58	515

SLM Corp.
0.714% due 03/15/2017	500	7
0.760% due 01/16/2018	3,100	45

		567

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
0.000% due 06/01/2017 (g)	$2,600	1,903
0.351% due 03/25/2034	21	19
0.381% due 08/25/2034	12	11
0.431% due 10/27/2037	1,600	1,520
0.481% due 06/25/2044	4	4
2.658% due 12/01/2034	27	28
2.871% due 10/01/2034	13	13
2.998% due 11/01/2034	154	159
5.040% due 02/01/2021	37	37
5.500% due 03/25/2028	226	233
5.500% due 05/01/2047 (g)	238	247
6.000% due 07/25/2044	71	74

Federal Farm Credit Bank
3.500% due 12/02/2016	11,100	10,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.463% due 02/15/2019	$812	$813
0.511% due 09/25/2031	49	47
0.733% due 04/15/2028	634	632
1.832% due 10/25/2044	108	103
3.330% due 02/01/2029	15	16
4.000% due 03/01/2010	172	173
4.500% due 02/15/2017	221	226
5.000% due 03/15/2017	131	136
5.316% due 04/01/2037	165	171
6.000% due 04/15/2036	872	909

Ginnie Mae
4.125% due 11/20/2024	4	5
6.000% due 09/20/2038	739	773

		19,024

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Notes
3.125% due 10/31/2016	5,500	5,432
3.250% due 12/31/2016 (g)	7,400	7,340

		12,772

Total United States (Cost $232,833)		237,400

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.005% due 01/04/2010	$962	962

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $985. Repurchase proceeds are $962.)

U.S. CASH MANAGEMENT BILLS 0.0%
0.196% due 04/01/2010 (e)	102	102

U.S. TREASURY BILLS 0.9%
0.096% due 03/04/2010 - 03/25/2010 (b)(e)	4,882	4,882

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 1.2%
	649,955	6,507

Total Short-Term Instruments (Cost $12,453)		12,453

Total Investments 98.2% (Cost $531,427)		$541,128

Written Options (i) (0.2%) (Premiums $1,342)		(921)

Other Assets and Liabilities (Net) 2.0%		10,815

Net Assets 100.0%		$551,022

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Security becomes interest bearing at a future date.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $4,983 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $18,831 at a weighted average interest rate of -1.225%. On December 31, 2009, there were no open reverse repurchase agreements.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(g)	Securities with an aggregate market value of $546 and cash of $968 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	267	$(20)
Euro-BTP Italian Government Bond March Futures	Long	03/2010	243	(489)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	115	(343)
Japan Government 10-Year Bond March Futures	Long	03/2010	8	22
U.S. Treasury 10-Year Note March Futures	Long	03/2010	209	(47)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	107	(38)

				$(915)

(h)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.455%	)	03/20/2019	1.523%		$1,000	$4	$0	$4
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	10.300%		100	36	0	36
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	0.387%		100	(1)	0	(1)
Bank of America Corp.	BCLY	(1.700%	)	12/20/2013	0.906%		200	(6)	0	(6)
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	0.906%		500	(16)	0	(16)
Bank of America Corp.	JPM	(1.000%	)	09/20/2013	1.439%		600	9	46	(37)
Barclays Bank PLC	BNP	(2.250%	)	06/20/2014	1.330%		1,100	(43)	0	(43)
Barclays Bank PLC	BNP	(2.300%	)	06/20/2014	1.330%		600	(25)	0	(25)
Barclays Bank PLC	DUB	(2.230%	)	06/20/2019	1.525%		700	(38)	0	(38)
Barclays Bank PLC	DUB	(2.300%	)	06/20/2019	1.525%		300	(18)	0	(18)
Bear Stearns Cos. LLC	CSFB	(0.760%	)	12/20/2017	0.497%		1,000	(19)	0	(19)
Block Financial LLC	BCLY	(1.030%	)	03/20/2013	0.398%		2,000	(41)	0	(41)
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2014	0.520%		1,500	(31)	7	(38)
Boston Scientific Corp.	UBS	(2.060%	)	06/20/2016	0.628%		200	(17)	0	(17)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	0.960%		5,900	(12)	266	(278)
Centex Corp.	BOA	(1.000%	)	06/20/2015	1.014%		1,000	0	36	(36)
Centex Corp.	GSC	(1.000%	)	06/20/2014	0.902%		1,200	(5)	16	(21)
Centex Corp.	JPM	(1.000%	)	06/20/2015	1.014%		3,800	1	41	(40)
CenturyTel, Inc.	JPM	(1.000%	)	06/20/2017	1.021%		4,700	5	(3)	8
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	2.253%		100	(9)	2	(11)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.642%		2,000	95	0	95
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	2.253%	EUR	6,600	(864)	248	(1,112)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	1.625%		$1,000	47	64	(17)
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	1.440%		1,000	31	0	31
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	1.935%		200	5	0	5
CSX Corp.	MLP	(0.230%	)	03/20/2012	0.258%		200	0	0	0
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.660%		2,000	(25)	46	(71)
Darden Restaurants, Inc.	CITI	(1.450%	)	12/20/2017	1.092%		1,000	(25)	0	(25)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	1.454%		200	(8)	0	(8)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.342%		4,500	326	471	(145)
ERAC USA Finance Co.	JPM	(2.700%	)	12/20/2012	0.540%		800	(51)	0	(51)
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	0.527%		1,000	(2)	0	(2)
Goldman Sachs Group, Inc.	BCLY	(1.520%	)	06/20/2013	0.785%		100	(3)	0	(3)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.676%		1,500	(80)	0	(80)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.500%		200	35	0	35
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	9.500%		200	35	0	35
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	24.073%		200	70	0	70
JPMorgan Chase & Co.	BOA	(1.000%	)	03/20/2018	0.717%		1,200	(24)	9	(33)
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	0.500%		700	(11)	0	(11)
JPMorgan Chase & Co.	DUB	(1.000%	)	03/20/2018	0.717%		500	(10)	1	(11)
JPMorgan Chase & Co.	GSC	(1.000%	)	03/20/2018	0.717%		1,500	(31)	24	(55)
JPMorgan Chase & Co.	RBC	(0.310%	)	03/20/2016	0.733%		200	5	0	5
KB Home	DUB	(5.000%	)	03/20/2015	3.232%		1,200	(96)	(93)	(3)
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	1.689%		2,000	(1)	0	(1)
Ltd Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.386%		1,000	(30)	0	(30)
Macy's Retail Holdings, Inc.	JPM	(1.000%	)	12/20/2016	1.929%		1,800	97	176	(79)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.635%		1,000	2	0	2
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.635%		1,000	(2)	0	(2)
Masco Corp.	CSFB	(0.907%	)	12/20/2016	2.135%		200	14	0	14
MDC Holdings, Inc.	DUB	(1.000%	)	12/20/2012	0.693%		10,800	(101)	71	(172)
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	2.063%		1,000	27	0	27
Morgan Stanley	DUB	(1.850%	)	09/20/2018	1.167%		500	(25)	0	(25)
Morgan Stanley	RBS	(0.320%	)	12/20/2016	1.135%		200	10	0	10
Motorola, Inc.	BCLY	(1.000%	)	12/20/2011	0.774%		1,400	(7)	51	(58)
Motorola, Inc.	JPM	(1.000%	)	12/20/2012	1.038%		11,090	8	411	(403)
Nabors Industries, Inc.	CITI	(0.820%	)	03/20/2018	0.949%		1,000	9	0	9

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection(1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	0.949%		$1,000	$22	$0	$22
Nabors Industries, Inc.	UBS	(1.050%	)	03/20/2018	0.949%		2,100	(16)	0	(16)
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	1.546%		500	(11)	0	(11)
Newell Rubbermaid, Inc.	CITI	(0.130%	)	06/20/2010	0.291%		200	0	0	0
Norfolk Southern Corp.	BCLY	(0.450%	)	09/20/2014	0.398%		1,000	(2)	0	(2)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.409%		1,000	(69)	0	(69)
Ryder System, Inc.	JPM	(0.460%	)	12/20/2016	0.993%		200	6	0	6
Sara Lee Corp.	RBS	(0.630%	)	09/20/2011	0.224%		200	(1)	0	(1)
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.777%		1,000	(10)	0	(10)
Smith Group PLC	RBS	(0.530%	)	09/20/2010	0.258%	GBP	1,000	(4)	0	(4)
Sprint Capital Corp.	CITI	(5.000%	)	03/20/2012	3.068%		$3,100	(132)	(141)	9
Sprint Nextel Corp.	CSFB	(1.000%	)	03/20/2012	3.093%		8,400	368	459	(91)
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.994%		200	30	0	30
Tate & Lyle International Finance PLC	BNP	(1.760%	)	06/20/2011	0.608%		200	(4)	0	(4)
Time Warner, Inc.	BOA	(0.310%	)	12/20/2011	0.239%		200	0	0	0
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	2.175%		4,000	179	136	43
UBS AG	BCLY	(2.250%	)	03/20/2014	0.707%	EUR	800	(72)	0	(72)
UBS AG	BNP	(2.980%	)	03/20/2019	0.895%		$100	(16)	0	(16)
UBS AG	BOA	(2.280%	)	06/20/2018	0.881%		1,300	(132)	0	(132)
UST, Inc.	GSC	(0.720%	)	03/20/2018	0.181%		1,000	(40)	0	(40)
Vivendi S.A.	BNP	(1.742%	)	06/20/2013	0.711%		300	(11)	0	(11)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.711%		300	(11)	0	(11)
Vivendi S.A.	BNP	(1.820%	)	06/20/2013	0.711%		300	(11)	0	(11)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.042%		100	(3)	0	(3)
WPP Group PLC	BCLY	(3.750%	)	06/20/2017	1.389%	GBP	1,000	(244)	0	(244)
XL Capital Finance Europe PLC	BCLY	(0.310%	)	03/20/2012	0.753%		$100	1	0	1
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	0.802%		700	(8)	0	(8)

								$(997)	$2,344	$(3,341)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
China Government International Bond	BCLY	0.850%	12/20/2014	0.681%	$1,600	$14	$0	$14
China Government International Bond	JPM	0.820%	12/20/2014	0.681%	300	2	0	2
China Government International Bond	RBS	0.810%	12/20/2014	0.681%	2,400	15	0	15
China Government International Bond	RBS	0.815%	12/20/2014	0.681%	1,000	7	0	7
HSBC Finance Corp.	GSC	5.000%	06/20/2012	0.793%	1,000	104	12	92
SLM Corp.	CITI	5.000%	06/20/2011	4.035%	1,200	19	(228)	247

						$161	$(216)	$377

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-8 10-Year Index	GSC	(0.600%	)	06/20/2017	$11,422	$474	$34	$440
CDX.IG-8 10-Year Index	MLP	(0.600%	)	06/20/2017	871	36	22	14
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	3,098	95	13	82
CDX.IG-9 10-Year Index	DUB	(0.800%	)	12/20/2017	1,839	56	69	(13)
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018	2,420	(44)	(82)	38
CDX.IG-10 10-Year Index	MSC	(1.500%	)	06/20/2018	484	(9)	(7)	(2)
CDX.IG-12 10-Year Index	GSC	(1.000%	)	06/20/2019	6,448	27	298	(271)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014	6,250	(50)	135	(185)

						$585	$482	$103

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$500	$(335)	$(150)	$(185)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	496	(270)	(151)	(119)

					$(605)	$(301)	$(304)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	900	$28	$1	$27
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	17	0	17
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	9,400	(37)	(93)	56
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	MLP		4,200	(17)	18	(35)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC		33,600	(131)	12	(143)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBS		6,700	(26)	(37)	11
Pay	6-Month EUR-LIBOR	3.000%	09/15/2011	DUB	EUR	2,100	25	6	19
Pay	6-Month GBP-LIBOR	3.000%	09/15/2011	BCLY	GBP	112,100	1,126	1,170	(44)
Pay	6-Month GBP-LIBOR	3.500%	12/17/2013	BCLY		4,100	113	6	107
Pay	6-Month GBP-LIBOR	3.500%	12/17/2013	GSC		20,800	573	236	337
Pay	6-Month GBP-LIBOR	3.500%	12/17/2013	MSC		1,600	44	2	42

							$1,715	$1,321	$394

(i)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$ 121.000	02/19/2010	156	$78	$2
Put - CBOT U.S. Treasury 10-Year Note March Futures	116.000	02/19/2010	38	16	59

				$94	$61

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,100	$131	$60
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		$14,800	319	281
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		17,600	183	84
Call - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		4,600	21	5
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		4,100	27	4
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		14,900	159	283
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		15,300	129	73
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		3,100	18	3
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		6,700	68	32
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		2,200	28	24

								$1,083	$849

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	80.000	03/31/2010	$6,400	$73	$3
Call - OTC USD versus KRW	KRW	1,500.000	09/01/2010	2,400	63	3
Call - OTC USD versus KRW		1,500.000	09/03/2010	1,000	26	1

					$162	$7

Inflation Cap
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Cap - OTC CPURNSA Index	RBS	215.969	Maximum of (Index Final/Index Initial - 1-2.500%) or $0	12/07/2010	$1,000	$ 3	$4

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	753	$26,000	EUR	7,000	$933
Sales	1,354	389,600		25,200	4,846
Closing Buys	(851)	(308,500)		(11,600)	(3,988)
Expirations	(1,062)	(13,000)		(3,500)	(449)
Exercised	0	0		0	0

Balance at 12/31/2009	194	$94,100	EUR	17,100	$1,342

(j)	Short sales outstanding on December 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	01/01/2040	$34,000	$35,399	$34,893
Fannie Mae	5.500%	01/01/2040	28,000	29,627	29,312
Fannie Mae	5.500%	02/01/2040	5,000	5,242	5,217

				$70,268	$69,422

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	424	01/2010	DUB	$0	$(5)	$(5)
Sell		3,960	01/2010	RBS	117	0	117
Buy	BRL	2,236	02/2010	DUB	115	0	115
Buy	CAD	966	01/2010	DUB	2	0	2
Buy		8,692	01/2010	JPM	146	0	146
Buy	CNY	2,548	05/2010	BCLY	0	(38)	(38)
Sell		5,414	05/2010	BCLY	0	(42)	(42)
Buy		2,866	05/2010	MLP	0	(42)	(42)
Buy		44,970	06/2011	BCLY	79	0	79
Buy	DKK	15,598	01/2010	HSBC	0	(38)	(38)
Buy	EUR	223	01/2010	CITI	0	0	0
Buy		157	01/2010	DUB	0	0	0
Sell		1,888	01/2010	DUB	2	0	2
Buy		16,543	01/2010	HSBC	0	(1,248)	(1,248)
Buy		453	01/2010	JPM	0	(1)	(1)
Buy		314	01/2010	MSC	3	0	3
Buy		289	01/2010	UBS	1	0	1
Sell		600	01/2010	UBS	1	0	1
Buy		8,550	03/2010	GSC	0	(164)	(164)
Buy	GBP	2,608	01/2010	DUB	0	(62)	(62)
Buy		14,915	01/2010	RBS	0	(294)	(294)
Buy	INR	660	03/2010	CITI	1	0	1
Buy	JPY	5,635,806	01/2010	BNP	0	(2,274)	(2,274)
Buy		15,126	01/2010	BOA	0	(9)	(9)
Buy		28,520	01/2010	CITI	0	(10)	(10)
Sell		202,629	01/2010	CSFB	120	0	120
Buy		20,610	01/2010	DUB	0	0	0
Buy		115,000	01/2010	GSC	0	(57)	(57)
Sell		126,095	01/2010	GSC	82	0	82
Sell		25,988	01/2010	HSBC	10	0	10
Buy		58,667	01/2010	JPM	0	(12)	(12)
Buy		40,843	01/2010	MSC	0	(7)	(7)
Buy		25,988	01/2010	RBC	0	(10)	(10)
Sell		25,000	01/2010	RBS	10	0	10
Buy		37,290	01/2010	UBS	0	(8)	(8)
Sell	KRW	2,754	02/2010	CITI	0	0	0
Sell		1,000	07/2010	BCLY	0	0	0
Sell		1,573	07/2010	DUB	0	0	0
Sell		1,294	07/2010	MSC	0	0	0
Sell		3,098	08/2010	MSC	0	0	0
Sell		1,174	11/2010	BCLY	0	0	0
Sell		981	11/2010	CITI	0	0	0
Buy	MYR	18	02/2010	BCLY	0	0	0
Buy		2	02/2010	CITI	0	0	0
Buy		26	02/2010	DUB	0	0	0
Buy		8	02/2010	JPM	0	0	0
Buy		5	06/2010	MSC	0	0	0
Sell	PHP	119	04/2010	DUB	0	0	0
Buy	SEK	16,972	03/2010	CITI	15	0	15

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	SGD	11	03/2010	CITI	$0	$0	$0
Sell	TWD	103	06/2010	BOA	0	0	0
Sell		121	06/2010	DUB	0	0	0
Sell		130	06/2010	MSC	0	0	0
Sell		17	10/2010	BCLY	0	0	0
Sell		49	10/2010	CITI	0	0	0
Buy	ZAR	97	02/2010	CITI	1	0	1

					$705	$(4,321)	$(3,616)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Italy	$0	$64,568	$0	$64,568
Japan	0	108,100	0	108,100
United States	45	235,320	2,035	237,400
Other Investments +++	6,507	121,599	2,954	131,060

Investments, at value	$6,552	$529,587	$4,989	$541,128
Short Sales, at value	$0	$(69,422)	$0	$(69,422)
Financial Derivative Instruments ++++	$(915)	$(7,304)	$(4)	$(8,223)

Total	$5,637	$452,861	$4,985	$463,483

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
United States	$426	$127	$(1)	$10	$130	$1,343	$2,035	$103
Other Investments +++	1,278	2,881	6	(42)	(33)	(1,136)	2,954	(327)

Investments, at value	$1,704	$3,008	$5	$(32)	$97	$207	$4,989	$(224)
Financial Derivative Instruments ++++	$95	$(3)	$0	$0	$(52)	$(44)	$(4)	$0

Total	$1,799	$3,005	$5	$(32)	$45	$163	$4,985	$(224)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$705	$0	$0	$0	$705
Unrealized appreciation on swap agreements	616	0	1,448	0	0	2,064

	$616	$705	$1,448	$0	$0	$2,769

Liabilities:
Written options outstanding	$914	$7	$0	$0	$0	$921
Variation margin payable^^	281	0	0	0	0	281
Unrealized depreciation on foreign currency contracts	0	4,321	0	0	0	4,321
Unrealized depreciation on swap agreements	221	0	4,614	0	0	4,835

	$1,416	$4,328	$4,614	$0	$0	$10,358

See Accompanying Notes	Annual Report	December 31, 2009	17

Schedule of Investments Global Bond Portfolio (Unhedged) (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$1,078	$(10)	$0	$0	$0	$1,068
Net realized gain on futures contracts, written options and swaps	15,822	0	19	0	0	15,841
Net realized gain on foreign currency transactions	0	8,039	0	0	0	8,039

	$16,900	$8,029	$19	$0	$0	$24,948

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(1,086)	$0	$0	$0	$0	$(1,086)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,225)	156	(7,683)	0	0	(8,752)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(11,707)	0	0	0	(11,707)

	$(2,311)	$(11,551)	$(7,683)	$0	$0	$(21,545)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(915) as reported in the Notes to Schedule of Investments.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and

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student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation cap. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option and inflation cap, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put

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options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The

24	PIMCO Variable Insurance Trust

December 31, 2009

Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$15,609	$12,713

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$510,387	$503,900	$0	$6,507	$87	$21

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

26	PIMCO Variable Insurance Trust

December 31, 2009

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,330,904	$1,394,570	$1,504,900	$1,420,386

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	191	$2,431	139	$1,786
Administrative Class	22,282	285,875	18,856	247,900
Advisor Class	887	11,454	314	3,931
Issued as reinvestment of distributions
Institutional Class	25	320	2	29
Administrative Class	4,311	56,364	826	10,453
Advisor Class	112	1,470	3	43
Cost of shares redeemed
Institutional Class	(92)	(1,131)	(36)	(462)
Administrative Class	(8,650)	(110,047)	(14,572)	(183,804)
Advisor Class	(105)	(1,359)	(21)	(242)
Net increase resulting from Portfolio share transactions	18,961	$245,377	5,511	$79,634

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	4	89
Advisor Class	1	100

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005- 2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$1,210	$0	$6,721	$(8,988)	$0	$(560)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$532,259	$21,525	$(12,656)	$8,869

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$55,097	$3,057	$0
12/31/2008	10,525	0	0

(5)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	PHP	Philippine Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	ISDA	International Swaps and Derivatives Association, Inc.
CMBS	Collateralized Mortgage-Backed Security	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.01%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

36	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio

(Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

United States	43.9%
Japan	20.0%
Italy	11.9%
United Kingdom	4.5%
Short-Term Instruments	2.3%
Other	17.4%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (10/31/06)
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	16.72%	7.86%
JPMorgan GBI Global FX NY Index Unhedged in USD±	1.39%	7.97%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.12% for Advisor Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,118.76	$1,020.16
Expenses Paid During Period†	$5.34	$5.09

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	A curve-steepening position in the U.S., especially in January and February of 2009, benefited performance as long-term rates increased more than short-term rates.

»	An overweight to Australian duration, or sensitivity to changes in market interest rates, slightly detracted from performance as yields increased.

»	Holdings of corporate bonds contributed to performance as spreads on these bonds narrowed during the reporting period.

»

An overweight to Agency mortgage-backed securities (“MBS”), specifically during the first half of the reporting period, contributed to performance as MBS spreads narrowed relative to U.S. Treasury securities.

»	Positions in non-Agency MBS contributed to performance as prices on these securities appreciated during the reporting period.

»	A position in Japanese inflation-linked bonds, especially in the second quarter, contributed to returns as real bonds outperformed nominal Japanese government bonds.

»

Exposure to a basket of developed and emerging market currencies relative to the U.S. dollar, especially in the last six months of the reporting period, contributed to performance as these currencies appreciated versus the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2009	12/31/2008	12/31/2007	10/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$12.25	$12.78	$12.06	$12.09
Net investment income (a)	0.46	0.49	0.40	0.07
Net realized/unrealized gain (loss) on investments	1.59	(0.60)	0.74	(0.04)
Total income (loss) from investment operations	2.05	(0.11)	1.14	0.03
Dividends from net investment income	(0.39)	(0.42)	(0.39)	(0.06)
Distributions from net realized capital gains	(1.19)	0.00	(0.03)	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00
Total distributions	(1.58)	(0.42)	(0.42)	(0.06)
Net asset value end of year or period	$12.72	$12.25	$12.78	$12.06
Total return	16.72%	(0.94)%	9.61%	0.28%
Net assets end of year or period (000s)	$15,149	$3,645	$11	$10
Ratio of expenses to average net assets	1.00%	1.12%	1.00%	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%*
Ratio of net investment income to average net assets	3.55%	4.01%	3.25%	3.08%*
Portfolio turnover rate	624%	661%	560%	224%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$533,659
Investments in Affiliates, at value	6,507
Repurchase agreements, at value	962
Cash	554
Deposits with counterparty	968
Foreign currency, at value	2,856
Receivable for investments sold	83,922
Receivable for investments sold on a delayed-delivery basis	7,849
Receivable for Portfolio shares sold	7,634
Interest and dividends receivable	5,135
Dividends receivable from Affiliates	2
Swap premiums paid	4,689
Unrealized appreciation on foreign currency contracts	705
Unrealized appreciation on swap agreements	2,064
657,506

Liabilities:
Payable for investments purchased	$5,822
Payable for investments in Affiliates purchased	2
Payable for investments purchased on a delayed-delivery basis	16,195
Payable for Portfolio shares redeemed	205
Payable for short sales	69,422
Written options outstanding	921
Deposits from counterparty	2,960
Accrued related party fees	453
Variation margin payable	281
Swap premiums received	1,059
Unrealized depreciation on foreign currency contracts	4,321
Unrealized depreciation on swap agreements	4,835
Other liabilities	8
106,484

Net Assets	$551,022

Net Assets Consist of:
Paid in capital	$552,638
(Overdistributed) net investment income	(4,753)
Accumulated undistributed net realized (loss)	(489)
Net unrealized appreciation	3,626
$551,022

Net Assets:
Institutional Class	$3,143
Administrative Class	532,730
Advisor Class	15,149

Shares Issued and Outstanding:
Institutional Class	247
Administrative Class	41,890
Advisor Class	1,191

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.72
Administrative Class	12.72
Advisor Class	12.72

Cost of Investments Owned	$523,958
Cost of Investments in Affiliates Owned	$6,507
Cost of Repurchase Agreements Owned	$962
Cost of Foreign Currency Held	$2,863
Proceeds Received on Short Sales	$70,268
Premiums Received on Written Options	$1,342

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$18,249
Dividends	8
Dividends from Affiliate investments	87
Total Income	18,344

Expenses:
Investment advisory fees	1,007
Supervisory and administrative fees	2,013
Servicing fees – Administrative Class	588
Distribution and/or servicing fees – Advisor Class	21
Trustees’ fees	7
Interest expense	5
Total Expenses	3,641

Net Investment Income	14,703

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	13,729
Net realized gain on Affiliate investments	21
Net realized gain on futures contracts, written options and swaps	15,839
Net realized gain on foreign currency transactions	3,634
Net change in unrealized appreciation on investments	27,769
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(8,752)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,661)
Net Gain	50,579

Net Increase in Net Assets Resulting from Operations	$65,282

*Foreign tax withholdings	$7

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,703	$11,642
Net realized gain	33,202	3,726
Net realized gain on Affiliate investments	21	0
Net change in unrealized appreciation (depreciation)	17,356	(26,911)
Net increase (decrease) resulting from operations	65,282	(11,543)

Distributions to Shareholders:
From net investment income
Institutional Class	(69)	(29)
Administrative Class	(12,213)	(10,453)
Advisor Class	(251)	(43)
From net realized capital gains
Institutional Class	(251)	0
Administrative Class	(44,151)	0
Advisor Class	(1,219)	0

Total Distributions	(58,154)	(10,525)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	2,431	1,786
Administrative Class	285,875	247,900
Advisor Class	11,454	3,931
Issued as reinvestment of distributions
Institutional Class	320	29
Administrative Class	56,364	10,453
Advisor Class	1,470	43
Cost of shares redeemed
Institutional Class	(1,131)	(462)
Administrative Class	(110,047)	(183,804)
Advisor Class	(1,359)	(242)
Net increase resulting from Portfolio share transactions	245,377	79,634

Total Increase in Net Assets	252,505	57,566

Net Assets:
Beginning of year	298,517	240,951
End of year*	$551,022	$298,517

*Including undistributed (overdistributed) net investment income of:	$(4,753)	$9,378

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.6%

Commonwealth Bank of Australia
4.500% due 02/20/2014	AUD	1,700	$1,451

Macquarie Bank Ltd.
4.100% due 12/17/2013		$3,000	3,155

Medallion Trust
0.392% due 05/25/2035		480	458

National Australia Bank Ltd.
0.481% due 06/29/2016		600	578
4.250% due 03/26/2012	AUD	1,400	1,232

Puma Finance Ltd.
0.337% due 02/21/2038		$437	406
4.168% due 08/22/2037	AUD	527	457
4.247% due 07/12/2036		154	132

Royal Bank of Scotland Group PLC
4.375% due 03/27/2012		1,400	1,221

Superannuation Members Home Loans Global Fund
0.435% due 11/09/2035		$3,460	3,290

Swan Trust
0.352% due 05/12/2037		511	493
4.173% due 05/12/2037	AUD	703	608

Torrens Trust
4.405% due 10/19/2038		850	731

Total Australia (Cost $13,485)			14,212

BERMUDA 0.1%

Merna Reinsurance Ltd.
0.901% due 07/07/2010		$700	687

Total Bermuda (Cost $699)			687

CANADA 0.5%

Broadway Credit Card Trust
5.234% due 06/17/2011	CAD	1,600	1,583

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000	1,028

Total Canada (Cost $2,427)			2,611

FRANCE 3.3%

Dexia Credit Local
2.375% due 09/23/2011		$10,400	10,618

France Government Bond
4.750% due 04/25/2035	EUR	1,500	2,316
5.750% due 10/25/2032		1,200	2,094

Lafarge S.A.
6.500% due 07/15/2016		$2,000	2,123

Vivendi
5.750% due 04/04/2013		900	947
6.625% due 04/04/2018		100	109

Total France (Cost $17,756)			18,207

GERMANY 3.8%

Driver One GmbH
0.583% due 10/21/2015	EUR	461	654

Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014		2,200	3,366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Republic of Germany
4.000% due 01/04/2037	EUR	3,700	$5,170
4.750% due 07/04/2034		2,200	3,422
5.500% due 01/04/2031		2,700	4,563
5.625% due 01/04/2028		2,300	3,911

Total Germany (Cost $20,830)			21,086

IRELAND 0.4%

Cars Alliance Funding PLC
0.864% due 10/08/2023	EUR	500	695

Immeo Residential Finance PLC
0.874% due 12/15/2016		916	1,118

SC Germany Auto
0.550% due 08/11/2015		132	187

Total Ireland (Cost $2,255)			2,000

ITALY 11.7%

Italy Buoni Poliennali Del Tesoro
3.500% due 06/01/2014	EUR	43,100	63,470

Locat Securitisation Vehicle SRL
0.874% due 12/12/2028		578	763

Siena Mortgages SpA
0.945% due 12/16/2038		91	128

Split SRL
0.873% due 10/25/2018		149	207

Total Italy (Cost $64,398)			64,568

JAPAN 19.6%

Japan Government International Bond
1.500% due 09/20/2018	JPY	1,230,000	13,660
1.700% due 03/20/2017		7,460,000	85,024
2.300% due 05/20/2030		7,000	78
2.400% due 03/20/2034		130,000	1,448
2.500% due 09/20/2035		290,000	3,278
2.500% due 03/20/2036		10,000	113
2.500% due 06/20/2036		190,000	2,147
2.500% due 09/20/2037		200,000	2,265

Resona Bank Ltd.
5.850% due 09/29/2049		$100	87

Total Japan (Cost $105,839)			108,100

JERSEY, CHANNEL ISLANDS 0.3%

WPP PLC
6.000% due 04/04/2017	GBP	1,000	1,643

Total Jersey, Channel Islands (Cost $1,164)			1,643

NETHERLANDS 2.7%

Dutch Mortgage-Backed Securities BV
1.033% due 10/02/2079	EUR	624	887

Fortis Bank Nederland NV
3.375% due 05/19/2014		7,600	11,200

ING Bank NV
3.900% due 03/19/2014		$2,800	2,885

Total Netherlands (Cost $13,849)			14,972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW ZEALAND 1.4%

ANZ National International Ltd.
6.200% due 07/19/2013		$1,500	$1,616

Westpac Securities NZ Ltd.
3.450% due 07/28/2014		6,000	6,046

Total New Zealand (Cost $7,518)			7,662

NORWAY 0.2%

DnB NOR Boligkreditt
4.500% due 05/16/2011	EUR	700	1,041

Total Norway (Cost $1,078)			1,041

PORTUGAL 0.4%

Banco Espirito Santo S.A.
5.500% due 07/21/2010	EUR	1,400	2,049

Total Portugal (Cost $2,201)			2,049

RUSSIA 0.3%

Gaz Capital S.A.
8.146% due 04/11/2018		$300	318

White Nights Finance BV for Gazprom
10.500% due 03/25/2014		1,100	1,254

Total Russia (Cost $1,473)			1,572

SOUTH KOREA 0.1%

Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	500	762

Total South Korea (Cost $770)			762

SPAIN 0.6%

Bancaja Fondo de Titulizacion de Activos
0.843% due 10/25/2037	EUR	135	166

Bankinter S.A.
5.000% due 05/14/2010		1,900	2,755

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049		$600	540

Total Spain (Cost $3,770)			3,461

SWITZERLAND 0.4%

UBS AG
5.750% due 04/25/2018		$1,900	1,937
5.875% due 12/20/2017		500	515

Total Switzerland (Cost $2,389)			2,452

UNITED KINGDOM 4.4%

Bank of Scotland PLC
5.625% due 05/23/2013	EUR	2,100	3,192

Barclays Bank PLC
6.050% due 12/04/2017		$1,100	1,121
10.179% due 06/12/2021		2,120	2,741

HBOS PLC
6.750% due 05/21/2018		800	743

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBG Capital No.1 PLC
8.500% due 12/29/2049		$1,200	$892

Lloyds TSB Bank PLC
12.000% due 12/29/2049		2,100	2,062

Permanent Financing PLC
0.846% due 09/10/2032	EUR	600	848

Punch Taverns Finance PLC
1.388% due 10/15/2032	GBP	100	62

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		$6,700	6,688
2.625% due 05/11/2012		1,400	1,421
7.640% due 03/29/2049		3,200	1,730
9.118% due 03/31/2049		800	732

Smiths Group PLC
7.875% due 07/12/2010	GBP	1,000	1,648

Tate & Lyle International Finance PLC
6.125% due 06/15/2011		$200	207

XL Capital Finance Europe PLC
6.500% due 01/15/2012		100	103

Total United Kingdom (Cost $24,240)			24,190

UNITED STATES 43.1%

ASSET-BACKED SECURITIES 3.0%

ABSC Manufactured Housing Contract
5.019% due 04/16/2030		$267	261

Accredited Mortgage Loan Trust
0.281% due 02/25/2037		148	143

Amortizing Residential Collateral Trust
0.521% due 07/25/2032		1	1
0.931% due 10/25/2031		2	1

Asset-Backed Funding Certificates
0.291% due 01/25/2037		116	112

Asset-Backed Securities Corp. Home Equity
0.281% due 12/25/2036		111	105

Capital Auto Receivables Asset Trust
1.683% due 10/15/2012		800	806

Carrington Mortgage Loan Trust
0.281% due 12/25/2036		297	255

Conseco Finance Securitizations Corp.
6.990% due 07/01/2032		2,744	2,720

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037		273	267
0.281% due 08/25/2037		246	236

Credit-Based Asset Servicing & Securitization LLC
0.291% due 11/25/2036		168	119

CS First Boston Mortgage Securities Corp.
0.851% due 01/25/2032		1	1

Denver Arena Trust
6.940% due 11/15/2019		123	109

First Franklin Mortgage Loan Asset-Backed Certificates
0.271% due 01/25/2038		75	73

Ford Credit Auto Owner Trust
1.133% due 01/15/2011		210	210
1.653% due 06/15/2012		500	503

Franklin Auto Trust
1.233% due 10/20/2011		184	185

Fremont Home Loan Trust
0.281% due 10/25/2036		68	61

GSAMP Trust
0.331% due 01/25/2047		114	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Trust
5.500% due 01/25/2037		$207	$21

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036		138	101

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037		23	23
0.311% due 07/25/2037		1,350	1,307

JPMorgan Mortgage Acquisition Corp.
0.281% due 08/25/2036		283	279
0.281% due 10/25/2036		197	182

Morgan Stanley ABS Capital I
1.031% due 07/25/2037		4,248	3,832

Nelnet Student Loan Trust
0.295% due 12/27/2016		884	882
0.812% due 04/27/2015		388	389

SACO I, Inc.
0.291% due 05/25/2036		28	17
0.431% due 04/25/2035		9	4

Securitized Asset-Backed Receivables LLC Trust
0.281% due 12/25/2036		139	131

SLC Student Loan Trust
0.704% due 06/15/2017		800	799

SLM Student Loan Trust
0.282% due 10/25/2016		186	185
0.454% due 12/17/2018		153	152
0.782% due 10/25/2017		1,600	1,594

Structured Asset Securities Corp.
0.631% due 05/25/2034		10	8
4.900% due 04/25/2035		38	25

Truman Capital Mortgage Loan Trust
0.571% due 01/25/2034		4	4

Washington Mutual Asset-Backed Certificates
0.291% due 10/25/2036		235	163

Wells Fargo Home Equity Trust
0.461% due 10/25/2035		54	52
0.481% due 12/25/2035		123	118

			16,546

BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
4.240% due 08/03/2012		2,151	2,102

CORPORATE BONDS & NOTES 26.1%

Altria Group, Inc.
9.250% due 08/06/2019		1,000	1,221

American Express Co.
7.000% due 03/19/2018		1,500	1,655

American Express Credit Corp.
5.875% due 05/02/2013		200	215

American General Finance Corp.
6.900% due 12/15/2017		100	70

American International Group, Inc.
5.750% due 03/15/2067	GBP	800	698
8.000% due 05/22/2038	EUR	1,700	1,541
8.175% due 05/15/2068		$1,600	1,068
8.250% due 08/15/2018		100	94

AutoZone, Inc.
5.875% due 10/15/2012		100	108

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	100	111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
4.000% due 03/28/2018	EUR	500	$650
5.650% due 05/01/2018		$100	102

Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000	1,092
7.250% due 02/01/2018		1,300	1,495

Block Financial LLC
7.875% due 01/15/2013		2,000	2,230

Boston Scientific Corp.
5.450% due 06/15/2014		1,500	1,582
6.400% due 06/15/2016		200	216

Capital One Financial Corp.
7.375% due 05/23/2014		5,900	6,686

Caterpillar Financial Services Corp.
1.001% due 06/24/2011		1,600	1,614

Centex Corp.
5.250% due 06/15/2015		4,800	4,728
5.700% due 05/15/2014		1,200	1,230

CenturyTel, Inc.
6.000% due 04/01/2017		4,700	4,833

CIT Group, Inc.
7.000% due 05/01/2013		433	407
7.000% due 05/01/2014		499	465
7.000% due 05/01/2015		200	180
7.000% due 05/01/2016		333	294
7.000% due 05/01/2017		466	406

Citigroup, Inc.
3.625% due 11/30/2017	EUR	9,600	11,879
4.750% due 05/31/2017		100	125
4.750% due 02/10/2019		200	250
6.125% due 05/15/2018		$1,600	1,611
8.125% due 07/15/2039		800	906

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	1,020

CMS Energy Corp.
1.234% due 01/15/2013		200	181

CNA Financial Corp.
6.000% due 08/15/2011		200	203

Countrywide Financial Corp.
5.800% due 06/07/2012		2,650	2,815

CSX Corp.
6.300% due 03/15/2012		200	216

Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,085

Darden Restaurants, Inc.
6.200% due 10/15/2017		1,000	1,076

DR Horton, Inc.
6.000% due 04/15/2011		200	204
6.500% due 04/15/2016		4,500	4,410

El Paso Performance-Linked Trust
7.750% due 07/15/2011		300	309

Erac USA Finance Co.
5.800% due 10/15/2012		800	839

FPL Group Capital, Inc.
1.133% due 06/17/2011		600	607

GATX Financial Corp.
5.500% due 02/15/2012		1,000	1,044

Goldman Sachs Group, Inc.
0.851% due 09/29/2014		600	582
5.375% due 02/15/2013	EUR	200	304

Harris Corp.
5.950% due 12/01/2017		$1,500	1,593

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
5.350% due 03/01/2012		$200	$174
5.400% due 02/15/2012		200	174

iStar Financial, Inc.
5.150% due 03/01/2012		200	124

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	190

KB Home
5.875% due 01/15/2015		$1,200	1,116

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		1,000	210
6.875% due 05/02/2018 (a)		800	170

Ltd Brands, Inc.
6.900% due 07/15/2017		1,000	1,004

Macy's Retail Holdings, Inc.
5.900% due 12/01/2016		1,800	1,764

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		2,000	2,047

Masco Corp.
6.125% due 10/03/2016		200	191

MDC Holdings, Inc.
7.000% due 12/01/2012		10,450	11,274

Merrill Lynch & Co., Inc.
0.349% due 03/23/2010		500	500
1.264% due 09/14/2018	EUR	100	116
6.875% due 04/25/2018		$1,500	1,619

Metropolitan Life Global Funding I
0.504% due 03/15/2012		900	887
5.125% due 04/10/2013		1,300	1,378

Mohawk Industries, Inc.
6.875% due 01/15/2016		1,000	1,000

Morgan Stanley
0.764% due 10/15/2015		1,000	939
1.143% due 04/13/2016	EUR	700	903
6.625% due 04/01/2018		$1,600	1,733

Motorola, Inc.
5.375% due 11/15/2012		11,090	11,314
8.000% due 11/01/2011		1,300	1,391

Nabors Industries, Inc.
6.150% due 02/15/2018		4,100	4,268

Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	502

Newell Rubbermaid, Inc.
4.000% due 05/01/2010		57	57

Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	1,072

Pricoa Global Funding I
0.381% due 06/26/2012		900	872
1.055% due 06/04/2010		2,000	2,001

Principal Life Income Funding Trusts
5.300% due 04/24/2013		800	845

Ryder System, Inc.
5.850% due 11/01/2016		200	199

Sara Lee Corp.
6.250% due 09/15/2011		200	213

Sealed Air Corp.
5.625% due 07/15/2013		1,000	1,058

Sprint Capital Corp.
8.375% due 03/15/2012		11,500	11,960

Sprint Nextel Corp.
6.000% due 12/01/2016		200	184

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner, Inc.
5.500% due 11/15/2011		$200	$212

Tyson Foods, Inc.
10.500% due 03/01/2014		3,500	4,016

United Airlines, Inc.
10.400% due 11/01/2016		1,400	1,475

UnitedHealth Group, Inc.
0.433% due 06/21/2010		1,000	999

UST, Inc.
5.750% due 03/01/2018		1,000	977

Verizon Wireless Capital LLC
3.750% due 05/20/2011		2,000	2,063

WM Covered Bond Program
3.875% due 09/27/2011	EUR	1,800	2,649

Yum! Brands, Inc.
6.250% due 03/15/2018		$700	765

			143,855

MORTGAGE-BACKED SECURITIES 6.1%

Adjustable Rate Mortgage Trust
5.162% due 09/25/2035		48	34

American Home Mortgage Assets
0.421% due 05/25/2046		607	317
0.441% due 10/25/2046		826	420

Banc of America Funding Corp.
4.531% due 02/20/2036		939	812
5.888% due 04/25/2037		800	495
5.918% due 10/20/2046		454	291

Banc of America Mortgage Securities, Inc.
4.773% due 05/25/2035		4,900	3,721

BCAP LLC Trust
0.401% due 01/25/2037		721	345

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035		136	122
2.530% due 08/25/2035		306	268
2.560% due 08/25/2035		317	279
2.940% due 03/25/2035		427	374
3.522% due 08/25/2033		56	54
4.100% due 05/25/2034		133	116
4.150% due 11/25/2034		29	28
4.631% due 05/25/2034		41	37
4.649% due 10/25/2033		50	46
5.436% due 05/25/2047		936	663

Bear Stearns Alt-A Trust
5.378% due 09/25/2035		265	178
5.486% due 11/25/2035		370	213
6.250% due 08/25/2036		479	304

Bear Stearns Commercial Mortgage Securities
0.343% due 03/15/2019		1,192	1,043

Bear Stearns Mortgage Funding Trust
0.301% due 02/25/2037		167	162

Bear Stearns Structured Products, Inc.
5.673% due 12/26/2046		224	127

CC Mortgage Funding Corp.
0.411% due 07/25/2036		238	136

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049		400	393

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035		151	134
4.248% due 08/25/2035		162	145

Countrywide Alternative Loan Trust
0.413% due 02/20/2047		432	202
0.428% due 12/20/2046		868	425

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.443% due 03/20/2046	$267	$131
0.443% due 07/20/2046	774	338
0.511% due 02/25/2037	330	171
0.581% due 05/25/2037	177	93
2.044% due 11/25/2035	77	37
2.584% due 11/25/2035	77	39
5.250% due 06/25/2035	77	64
5.862% due 11/25/2035	747	417
6.000% due 04/25/2037	207	140
6.110% due 08/25/2036	303	286
6.250% due 08/25/2037	82	41
6.500% due 06/25/2036	423	263

Countrywide Home Loan Mortgage Pass-Through Trust
0.461% due 05/25/2035	176	95
0.521% due 04/25/2035	54	28
0.551% due 03/25/2035	201	107
0.561% due 02/25/2035	19	12
0.611% due 09/25/2034	21	13
3.510% due 11/25/2034	58	47
3.971% due 08/25/2034	17	11
4.098% due 11/19/2033	107	101

Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	259	161

CS First Boston Mortgage Securities Corp.
3.692% due 08/25/2033	83	77
6.500% due 04/25/2033	3	3

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
5.886% due 10/25/2036	791	436

First Horizon Asset Securities, Inc.
2.916% due 12/25/2033	30	27
3.148% due 07/25/2033	21	20
6.250% due 08/25/2017	62	63

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	37	36

Greenpoint Mortgage Funding Trust
0.501% due 11/25/2045	20	11

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	800	709

GSR Mortgage Loan Trust
2.140% due 03/25/2033	36	34
3.336% due 09/25/2035	814	707
3.726% due 06/25/2034	20	17

Harborview Mortgage Loan Trust
0.423% due 01/19/2038	2,053	1,132
0.603% due 02/19/2034	5	4
1.394% due 12/19/2036	291	111
3.979% due 05/19/2033	69	63

Indymac Index Mortgage Loan Trust
5.099% due 09/25/2035	626	459

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	192	170

JPMorgan Mortgage Trust
3.965% due 07/25/2035	445	410
4.379% due 11/25/2033	45	43
5.004% due 07/25/2035	503	457
5.022% due 02/25/2035	86	79

MASTR Alternative Loans Trust
0.631% due 03/25/2036	94	45

MASTR Asset Securitization Trust
4.500% due 03/25/2018	52	51

Mellon Residential Funding Corp.
0.673% due 12/15/2030	32	29

Merrill Lynch Countrywide Commercial Mortgage Trust
0.000% due 07/09/2021	800	680
5.172% due 12/12/2049	300	266
5.957% due 08/12/2049	1,900	1,645

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	$229	$157
0.481% due 08/25/2036	61	39
3.633% due 02/25/2033	28	25

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	249	216

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	45	27

Residential Accredit Loans, Inc.
0.381% due 02/25/2047	313	135
0.411% due 06/25/2046	785	306
0.441% due 04/25/2046	329	122

Structured Adjustable Rate Mortgage Loan Trust
3.262% due 04/25/2034	88	72
3.586% due 02/25/2034	33	28
5.210% due 09/25/2034	148	129

Structured Asset Mortgage Investments, Inc.
0.421% due 07/25/2046	869	417
0.441% due 05/25/2046	200	95
0.451% due 05/25/2036	896	446
0.451% due 09/25/2047	600	186
0.483% due 07/19/2035	648	525
0.523% due 07/19/2034	8	7
0.583% due 03/19/2034	16	14

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	381	366

Wachovia Bank Commercial Mortgage Trust
0.323% due 09/15/2021	531	453
5.342% due 12/15/2043	1,500	1,165

WaMu Mortgage Pass-Through Certificates
0.501% due 12/25/2045	118	82
0.521% due 10/25/2045	61	44
0.541% due 01/25/2045	19	15
0.551% due 01/25/2045	19	13
0.771% due 12/25/2027	74	56
1.332% due 02/25/2047	818	444
1.944% due 08/25/2042	13	10
2.509% due 02/27/2034	13	11
2.772% due 07/25/2046	411	267
2.833% due 09/25/2033	2,697	2,470
2.911% due 06/25/2033	31	29
3.668% due 03/25/2034	119	108
5.387% due 02/25/2037	889	630
5.607% due 11/25/2036	2,139	1,577

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.484% due 07/25/2046	143	60

Wells Fargo Mortgage-Backed Securities Trust
3.212% due 04/25/2036	62	52
4.500% due 11/25/2018	200	199
4.750% due 10/25/2018	117	116
4.950% due 03/25/2036	304	252

		33,628

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.6%

Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
6.138% due 12/01/2039	$3,100	$3,067

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,487

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (c)	600	374

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,300	1,115

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	301

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	6

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,195	2,556

		8,906

	SHARES
PREFERRED STOCKS 0.1%

DG Funding Trust
2.532% due 12/31/2049	58	515

SLM Corp.
0.714% due 03/15/2017	500	7
0.760% due 01/16/2018	3,100	45

		567

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
0.000% due 06/01/2017 (g)	$2,600	1,903
0.351% due 03/25/2034	21	19
0.381% due 08/25/2034	12	11
0.431% due 10/27/2037	1,600	1,520
0.481% due 06/25/2044	4	4
2.658% due 12/01/2034	27	28
2.871% due 10/01/2034	13	13
2.998% due 11/01/2034	154	159
5.040% due 02/01/2021	37	37
5.500% due 03/25/2028	226	233
5.500% due 05/01/2047 (g)	238	247
6.000% due 07/25/2044	71	74

Federal Farm Credit Bank
3.500% due 12/02/2016	11,100	10,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.463% due 02/15/2019	$812	$813
0.511% due 09/25/2031	49	47
0.733% due 04/15/2028	634	632
1.832% due 10/25/2044	108	103
3.330% due 02/01/2029	15	16
4.000% due 03/01/2010	172	173
4.500% due 02/15/2017	221	226
5.000% due 03/15/2017	131	136
5.316% due 04/01/2037	165	171
6.000% due 04/15/2036	872	909

Ginnie Mae
4.125% due 11/20/2024	4	5
6.000% due 09/20/2038	739	773

		19,024

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Notes
3.125% due 10/31/2016	5,500	5,432
3.250% due 12/31/2016 (g)	7,400	7,340

		12,772

Total United States (Cost $232,833)		237,400

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.005% due 01/04/2010	$962	962

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $985. Repurchase proceeds are $962.)

U.S. CASH MANAGEMENT BILLS 0.0%
0.196% due 04/01/2010 (e)	102	102

U.S. TREASURY BILLS 0.9%
0.096% due 03/04/2010 - 03/25/2010 (b)(e)	4,882	4,882

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 1.2%
	649,955	6,507

Total Short-Term Instruments (Cost $12,453)		12,453

Total Investments 98.2% (Cost $531,427)		$541,128

Written Options (i) (0.2%) (Premiums $1,342)		(921)

Other Assets and Liabilities (Net) 2.0%		10,815

Net Assets 100.0%		$551,022

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Security becomes interest bearing at a future date.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $4,983 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $18,831 at a weighted average interest rate of -1.225%. On December 31, 2009, there were no open reverse repurchase agreements.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(g)	Securities with an aggregate market value of $546 and cash of $968 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	267	$(20)
Euro-BTP Italian Government Bond March Futures	Long	03/2010	243	(489)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	115	(343)
Japan Government 10-Year Bond March Futures	Long	03/2010	8	22
U.S. Treasury 10-Year Note March Futures	Long	03/2010	209	(47)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	107	(38)

				$(915)

(h)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.455%	)	03/20/2019	1.523%		$1,000	$4	$0	$4
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	10.300%		100	36	0	36
AutoZone, Inc.	CITI	(0.680%	)	12/20/2012	0.387%		100	(1)	0	(1)
Bank of America Corp.	BCLY	(1.700%	)	12/20/2013	0.906%		200	(6)	0	(6)
Bank of America Corp.	DUB	(1.720%	)	12/20/2013	0.906%		500	(16)	0	(16)
Bank of America Corp.	JPM	(1.000%	)	09/20/2013	1.439%		600	9	46	(37)
Barclays Bank PLC	BNP	(2.250%	)	06/20/2014	1.330%		1,100	(43)	0	(43)
Barclays Bank PLC	BNP	(2.300%	)	06/20/2014	1.330%		600	(25)	0	(25)
Barclays Bank PLC	DUB	(2.230%	)	06/20/2019	1.525%		700	(38)	0	(38)
Barclays Bank PLC	DUB	(2.300%	)	06/20/2019	1.525%		300	(18)	0	(18)
Bear Stearns Cos. LLC	CSFB	(0.760%	)	12/20/2017	0.497%		1,000	(19)	0	(19)
Block Financial LLC	BCLY	(1.030%	)	03/20/2013	0.398%		2,000	(41)	0	(41)
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2014	0.520%		1,500	(31)	7	(38)
Boston Scientific Corp.	UBS	(2.060%	)	06/20/2016	0.628%		200	(17)	0	(17)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	0.960%		5,900	(12)	266	(278)
Centex Corp.	BOA	(1.000%	)	06/20/2015	1.014%		1,000	0	36	(36)
Centex Corp.	GSC	(1.000%	)	06/20/2014	0.902%		1,200	(5)	16	(21)
Centex Corp.	JPM	(1.000%	)	06/20/2015	1.014%		3,800	1	41	(40)
CenturyTel, Inc.	JPM	(1.000%	)	06/20/2017	1.021%		4,700	5	(3)	8
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	2.253%		100	(9)	2	(11)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	1.642%		2,000	95	0	95
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	2.253%	EUR	6,600	(864)	248	(1,112)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	1.625%		$1,000	47	64	(17)
Cleveland Electric Illuminating Co.	RBS	(0.940%	)	06/20/2017	1.440%		1,000	31	0	31
CNA Financial Corp.	JPM	(0.440%	)	09/20/2011	1.935%		200	5	0	5
CSX Corp.	MLP	(0.230%	)	03/20/2012	0.258%		200	0	0	0
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.660%		2,000	(25)	46	(71)
Darden Restaurants, Inc.	CITI	(1.450%	)	12/20/2017	1.092%		1,000	(25)	0	(25)
DR Horton, Inc.	BNP	(4.030%	)	06/20/2011	1.454%		200	(8)	0	(8)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.342%		4,500	326	471	(145)
ERAC USA Finance Co.	JPM	(2.700%	)	12/20/2012	0.540%		800	(51)	0	(51)
GATX Financial Corp.	RBS	(0.605%	)	03/20/2012	0.527%		1,000	(2)	0	(2)
Goldman Sachs Group, Inc.	BCLY	(1.520%	)	06/20/2013	0.785%		100	(3)	0	(3)
Harris Corp.	BOA	(1.440%	)	12/20/2017	0.676%		1,500	(80)	0	(80)
International Lease Finance Corp.	BCLY	(0.170%	)	03/20/2012	9.500%		200	35	0	35
International Lease Finance Corp.	MLP	(0.130%	)	03/20/2012	9.500%		200	35	0	35
iStar Financial, Inc.	CSFB	(0.450%	)	03/20/2012	24.073%		200	70	0	70
JPMorgan Chase & Co.	BOA	(1.000%	)	03/20/2018	0.717%		1,200	(24)	9	(33)
JPMorgan Chase & Co.	DUB	(0.720%	)	03/20/2018	0.500%		700	(11)	0	(11)
JPMorgan Chase & Co.	DUB	(1.000%	)	03/20/2018	0.717%		500	(10)	1	(11)
JPMorgan Chase & Co.	GSC	(1.000%	)	03/20/2018	0.717%		1,500	(31)	24	(55)
JPMorgan Chase & Co.	RBC	(0.310%	)	03/20/2016	0.733%		200	5	0	5
KB Home	DUB	(5.000%	)	03/20/2015	3.232%		1,200	(96)	(93)	(3)
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	1.689%		2,000	(1)	0	(1)
Ltd Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.386%		1,000	(30)	0	(30)
Macy's Retail Holdings, Inc.	JPM	(1.000%	)	12/20/2016	1.929%		1,800	97	176	(79)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.635%		1,000	2	0	2
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.635%		1,000	(2)	0	(2)
Masco Corp.	CSFB	(0.907%	)	12/20/2016	2.135%		200	14	0	14
MDC Holdings, Inc.	DUB	(1.000%	)	12/20/2012	0.693%		10,800	(101)	71	(172)
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	2.063%		1,000	27	0	27
Morgan Stanley	DUB	(1.850%	)	09/20/2018	1.167%		500	(25)	0	(25)
Morgan Stanley	RBS	(0.320%	)	12/20/2016	1.135%		200	10	0	10
Motorola, Inc.	BCLY	(1.000%	)	12/20/2011	0.774%		1,400	(7)	51	(58)
Motorola, Inc.	JPM	(1.000%	)	12/20/2012	1.038%		11,090	8	411	(403)
Nabors Industries, Inc.	CITI	(0.820%	)	03/20/2018	0.949%		1,000	9	0	9

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection(1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	0.949%		$1,000	$22	$0	$22
Nabors Industries, Inc.	UBS	(1.050%	)	03/20/2018	0.949%		2,100	(16)	0	(16)
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	1.546%		500	(11)	0	(11)
Newell Rubbermaid, Inc.	CITI	(0.130%	)	06/20/2010	0.291%		200	0	0	0
Norfolk Southern Corp.	BCLY	(0.450%	)	09/20/2014	0.398%		1,000	(2)	0	(2)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.409%		1,000	(69)	0	(69)
Ryder System, Inc.	JPM	(0.460%	)	12/20/2016	0.993%		200	6	0	6
Sara Lee Corp.	RBS	(0.630%	)	09/20/2011	0.224%		200	(1)	0	(1)
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.777%		1,000	(10)	0	(10)
Smith Group PLC	RBS	(0.530%	)	09/20/2010	0.258%	GBP	1,000	(4)	0	(4)
Sprint Capital Corp.	CITI	(5.000%	)	03/20/2012	3.068%		$3,100	(132)	(141)	9
Sprint Nextel Corp.	CSFB	(1.000%	)	03/20/2012	3.093%		8,400	368	459	(91)
Sprint Nextel Corp.	JPM	(1.125%	)	12/20/2016	3.994%		200	30	0	30
Tate & Lyle International Finance PLC	BNP	(1.760%	)	06/20/2011	0.608%		200	(4)	0	(4)
Time Warner, Inc.	BOA	(0.310%	)	12/20/2011	0.239%		200	0	0	0
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	2.175%		4,000	179	136	43
UBS AG	BCLY	(2.250%	)	03/20/2014	0.707%	EUR	800	(72)	0	(72)
UBS AG	BNP	(2.980%	)	03/20/2019	0.895%		$100	(16)	0	(16)
UBS AG	BOA	(2.280%	)	06/20/2018	0.881%		1,300	(132)	0	(132)
UST, Inc.	GSC	(0.720%	)	03/20/2018	0.181%		1,000	(40)	0	(40)
Vivendi S.A.	BNP	(1.742%	)	06/20/2013	0.711%		300	(11)	0	(11)
Vivendi S.A.	BNP	(1.780%	)	06/20/2013	0.711%		300	(11)	0	(11)
Vivendi S.A.	BNP	(1.820%	)	06/20/2013	0.711%		300	(11)	0	(11)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.042%		100	(3)	0	(3)
WPP Group PLC	BCLY	(3.750%	)	06/20/2017	1.389%	GBP	1,000	(244)	0	(244)
XL Capital Finance Europe PLC	BCLY	(0.310%	)	03/20/2012	0.753%		$100	1	0	1
Yum! Brands, Inc.	CITI	(0.950%	)	03/20/2018	0.802%		700	(8)	0	(8)

								$(997)	$2,344	$(3,341)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
China Government International Bond	BCLY	0.850%	12/20/2014	0.681%	$1,600	$14	$0	$14
China Government International Bond	JPM	0.820%	12/20/2014	0.681%	300	2	0	2
China Government International Bond	RBS	0.810%	12/20/2014	0.681%	2,400	15	0	15
China Government International Bond	RBS	0.815%	12/20/2014	0.681%	1,000	7	0	7
HSBC Finance Corp.	GSC	5.000%	06/20/2012	0.793%	1,000	104	12	92
SLM Corp.	CITI	5.000%	06/20/2011	4.035%	1,200	19	(228)	247

						$161	$(216)	$377

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-8 10-Year Index	GSC	(0.600%	)	06/20/2017	$11,422	$474	$34	$440
CDX.IG-8 10-Year Index	MLP	(0.600%	)	06/20/2017	871	36	22	14
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	3,098	95	13	82
CDX.IG-9 10-Year Index	DUB	(0.800%	)	12/20/2017	1,839	56	69	(13)
CDX.IG-10 10-Year Index	GSC	(1.500%	)	06/20/2018	2,420	(44)	(82)	38
CDX.IG-10 10-Year Index	MSC	(1.500%	)	06/20/2018	484	(9)	(7)	(2)
CDX.IG-12 10-Year Index	GSC	(1.000%	)	06/20/2019	6,448	27	298	(271)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014	6,250	(50)	135	(185)

						$585	$482	$103

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE AA 06-1 Index	CSFB	0.320%	07/25/2045	$500	$(335)	$(150)	$(185)
ABX.HE AAA 06-2 Index	DUB	0.110%	05/25/2046	496	(270)	(151)	(119)

					$(605)	$(301)	$(304)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.948%	03/15/2012	BCLY	EUR	900	$28	$1	$27
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RBS		600	17	0	17
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	9,400	(37)	(93)	56
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	MLP		4,200	(17)	18	(35)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC		33,600	(131)	12	(143)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBS		6,700	(26)	(37)	11
Pay	6-Month EUR-LIBOR	3.000%	09/15/2011	DUB	EUR	2,100	25	6	19
Pay	6-Month GBP-LIBOR	3.000%	09/15/2011	BCLY	GBP	112,100	1,126	1,170	(44)
Pay	6-Month GBP-LIBOR	3.500%	12/17/2013	BCLY		4,100	113	6	107
Pay	6-Month GBP-LIBOR	3.500%	12/17/2013	GSC		20,800	573	236	337
Pay	6-Month GBP-LIBOR	3.500%	12/17/2013	MSC		1,600	44	2	42

							$1,715	$1,321	$394

(i)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$ 121.000	02/19/2010	156	$78	$2
Put - CBOT U.S. Treasury 10-Year Note March Futures	116.000	02/19/2010	38	16	59

				$94	$61

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,100	$131	$60
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		$14,800	319	281
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		17,600	183	84
Call - OTC 7-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		4,600	21	5
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		4,100	27	4
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		14,900	159	283
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		15,300	129	73
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		3,100	18	3
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		6,700	68	32
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		2,200	28	24

								$1,083	$849

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	80.000	03/31/2010	$6,400	$73	$3
Call - OTC USD versus KRW	KRW	1,500.000	09/01/2010	2,400	63	3
Call - OTC USD versus KRW		1,500.000	09/03/2010	1,000	26	1

					$162	$7

Inflation Cap
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Cap - OTC CPURNSA Index	RBS	215.969	Maximum of (Index Final/Index Initial - 1-2.500%) or $0	12/07/2010	$1,000	$ 3	$4

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments  Global Bond Portfolio (Unhedged)  (Cont.)

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	753	$26,000	EUR	7,000	$933
Sales	1,354	389,600		25,200	4,846
Closing Buys	(851)	(308,500)		(11,600)	(3,988)
Expirations	(1,062)	(13,000)		(3,500)	(449)
Exercised	0	0		0	0

Balance at 12/31/2009	194	$94,100	EUR	17,100	$1,342

(j)	Short sales outstanding on December 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	01/01/2040	$34,000	$35,399	$34,893
Fannie Mae	5.500%	01/01/2040	28,000	29,627	29,312
Fannie Mae	5.500%	02/01/2040	5,000	5,242	5,217

				$70,268	$69,422

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	424	01/2010	DUB	$0	$(5)	$(5)
Sell		3,960	01/2010	RBS	117	0	117
Buy	BRL	2,236	02/2010	DUB	115	0	115
Buy	CAD	966	01/2010	DUB	2	0	2
Buy		8,692	01/2010	JPM	146	0	146
Buy	CNY	2,548	05/2010	BCLY	0	(38)	(38)
Sell		5,414	05/2010	BCLY	0	(42)	(42)
Buy		2,866	05/2010	MLP	0	(42)	(42)
Buy		44,970	06/2011	BCLY	79	0	79
Buy	DKK	15,598	01/2010	HSBC	0	(38)	(38)
Buy	EUR	223	01/2010	CITI	0	0	0
Buy		157	01/2010	DUB	0	0	0
Sell		1,888	01/2010	DUB	2	0	2
Buy		16,543	01/2010	HSBC	0	(1,248)	(1,248)
Buy		453	01/2010	JPM	0	(1)	(1)
Buy		314	01/2010	MSC	3	0	3
Buy		289	01/2010	UBS	1	0	1
Sell		600	01/2010	UBS	1	0	1
Buy		8,550	03/2010	GSC	0	(164)	(164)
Buy	GBP	2,608	01/2010	DUB	0	(62)	(62)
Buy		14,915	01/2010	RBS	0	(294)	(294)
Buy	INR	660	03/2010	CITI	1	0	1
Buy	JPY	5,635,806	01/2010	BNP	0	(2,274)	(2,274)
Buy		15,126	01/2010	BOA	0	(9)	(9)
Buy		28,520	01/2010	CITI	0	(10)	(10)
Sell		202,629	01/2010	CSFB	120	0	120
Buy		20,610	01/2010	DUB	0	0	0
Buy		115,000	01/2010	GSC	0	(57)	(57)
Sell		126,095	01/2010	GSC	82	0	82
Sell		25,988	01/2010	HSBC	10	0	10
Buy		58,667	01/2010	JPM	0	(12)	(12)
Buy		40,843	01/2010	MSC	0	(7)	(7)
Buy		25,988	01/2010	RBC	0	(10)	(10)
Sell		25,000	01/2010	RBS	10	0	10
Buy		37,290	01/2010	UBS	0	(8)	(8)
Sell	KRW	2,754	02/2010	CITI	0	0	0
Sell		1,000	07/2010	BCLY	0	0	0
Sell		1,573	07/2010	DUB	0	0	0
Sell		1,294	07/2010	MSC	0	0	0
Sell		3,098	08/2010	MSC	0	0	0
Sell		1,174	11/2010	BCLY	0	0	0
Sell		981	11/2010	CITI	0	0	0
Buy	MYR	18	02/2010	BCLY	0	0	0
Buy		2	02/2010	CITI	0	0	0
Buy		26	02/2010	DUB	0	0	0
Buy		8	02/2010	JPM	0	0	0
Buy		5	06/2010	MSC	0	0	0
Sell	PHP	119	04/2010	DUB	0	0	0
Buy	SEK	16,972	03/2010	CITI	15	0	15

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	SGD	11	03/2010	CITI	$0	$0	$0
Sell	TWD	103	06/2010	BOA	0	0	0
Sell		121	06/2010	DUB	0	0	0
Sell		130	06/2010	MSC	0	0	0
Sell		17	10/2010	BCLY	0	0	0
Sell		49	10/2010	CITI	0	0	0
Buy	ZAR	97	02/2010	CITI	1	0	1

					$705	$(4,321)	$(3,616)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Italy	$0	$64,568	$0	$64,568
Japan	0	108,100	0	108,100
United States	45	235,320	2,035	237,400
Other Investments +++	6,507	121,599	2,954	131,060

Investments, at value	$6,552	$529,587	$4,989	$541,128
Short Sales, at value	$0	$(69,422)	$0	$(69,422)
Financial Derivative Instruments ++++	$(915)	$(7,304)	$(4)	$(8,223)

Total	$5,637	$452,861	$4,985	$463,483

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
United States	$426	$127	$(1)	$10	$130	$1,343	$2,035	$103
Other Investments +++	1,278	2,881	6	(42)	(33)	(1,136)	2,954	(327)

Investments, at value	$1,704	$3,008	$5	$(32)	$97	$207	$4,989	$(224)
Financial Derivative Instruments ++++	$95	$(3)	$0	$0	$(52)	$(44)	$(4)	$0

Total	$1,799	$3,005	$5	$(32)	$45	$163	$4,985	$(224)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$705	$0	$0	$0	$705
Unrealized appreciation on swap agreements	616	0	1,448	0	0	2,064

	$616	$705	$1,448	$0	$0	$2,769

Liabilities:
Written options outstanding	$914	$7	$0	$0	$0	$921
Variation margin payable^^	281	0	0	0	0	281
Unrealized depreciation on foreign currency contracts	0	4,321	0	0	0	4,321
Unrealized depreciation on swap agreements	221	0	4,614	0	0	4,835

	$1,416	$4,328	$4,614	$0	$0	$10,358

See Accompanying Notes	Annual Report	December 31, 2009	17

Schedule of Investments Global Bond Portfolio (Unhedged) (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$1,078	$(10)	$0	$0	$0	$1,068
Net realized gain on futures contracts, written options and swaps	15,822	0	19	0	0	15,841
Net realized gain on foreign currency transactions	0	8,039	0	0	0	8,039

	$16,900	$8,029	$19	$0	$0	$24,948

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(1,086)	$0	$0	$0	$0	$(1,086)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,225)	156	(7,683)	0	0	(8,752)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(11,707)	0	0	0	(11,707)

	$(2,311)	$(11,551)	$(7,683)	$0	$0	$(21,545)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(915) as reported in the Notes to Schedule of Investments.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

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Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and

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student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation cap. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option and inflation cap, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put

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options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

24	PIMCO Variable Insurance Trust

December 31, 2009

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”).

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)

As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the

Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$15,609	$12,713

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$510,387	$503,900	$0	$6,507	$87	$21

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

26	PIMCO Variable Insurance Trust

December 31, 2009

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,330,904	$1,394,570	$1,504,900	$1,420,386

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	191	$2,431	139	$1,786
Administrative Class	22,282	285,875	18,856	247,900
Advisor Class	887	11,454	314	3,931
Issued as reinvestment of distributions
Institutional Class	25	320	2	29
Administrative Class	4,311	56,364	826	10,453
Advisor Class	112	1,470	3	43
Cost of shares redeemed
Institutional Class	(92)	(1,131)	(36)	(462)
Administrative Class	(8,650)	(110,047)	(14,572)	(183,804)
Advisor Class	(105)	(1,359)	(21)	(242)
Net increase resulting from Portfolio share transactions	18,961	$245,377	5,511	$79,634

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	98
Administrative Class	4	89
Advisor Class	1	100

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005- 2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$1,210	$0	$6,721	$(8,988)	$0	$(560)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$532,259	$21,525	$(12,656)	$8,869

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$55,097	$3,057	$0
12/31/2008	10,525	0	0

(5)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	PHP	Philippine Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	ISDA	International Swaps and Derivatives Association, Inc.
CMBS	Collateralized Mortgage-Backed Security	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.01%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

36	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Global Multi-Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds (“Underlying PIMCO Funds”). The Portfolio may also invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as Acquired Funds in this Annual Report.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, European specific risk, far eastern (excluding Japan) specific risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk and subsidiary risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio or an Acquired Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Cumulative Total Return table and Cumulative Returns Chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

PIMCO Funds	44.8%
Short-Term Instruments	33.1%
Exchange-Traded Funds	20.4%
U.S. Government Agencies	1.5%
Purchased Options	0.1%
Other	0.1%
‡	% of Total Investments as of 12/31/09

Cumulative Total Return for the period ended December 31, 2009
	Class Inception (04/15/09)
PIMCO Global Multi-Asset Portfolio Administrative Class	19.25%
MSCI World Index±	32.70%	*
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index±±	21.19%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 4/30/2009

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.87% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was published by Lehman Brothers.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,132.48	$1,020.92
Expenses Paid During Period†	$4.57	$4.33

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 0.85% for the Administrative Class reflects net annualized expenses after application of an expense waiver of 0.25%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds®). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

»	The Portfolio commenced operations on April 15, 2009.

»	Exposure to emerging markets equities contributed to performance as these securities rallied over the period since inception of the Portfolio.

»

Allocations to commodities and gold detracted from relative performance as the Dow Jones-UBS Commodities Index Total Return underperformed the Portfolio’s benchmark index during the period since the Portfolio’s inception.

»	An asset allocation decision to underweight global developed equities detracted from absolute performance as global developed equities rallied over the period since inception of the Portfolio.

»

An overweight to duration, or sensitivity to changes in market interest rates, detracted from performance as the ten-year U.S. Treasury yield increased from 2.76% to 3.84% since inception of the Portfolio.

»	Purchases within the Portfolio of tail hedge put options on the S&P 500 detracted from performance as the S&P 500 rallied over the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Multi-Asset Portfolio

Selected Per Share Data for the Period Ended:	04/15/2009-12/31/2009

Administrative Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.21
Net realized/unrealized gain on investments	1.72
Total income from investment operations	1.93
Dividends from net investment income	(0.09)
Distributions from net realized capital gains	(0.04)
Tax basis return of capital	0.00
Total distributions	(0.13)
Net asset value end of period	$11.80
Total return	19.25%
Net assets end of period (000s)	$11,715
Ratio of expenses to average net assets	0.86	%*
Ratio of expenses to average net assets excluding waivers	1.64	%*
Ratio of expenses to average net assets excluding interest expense	0.86	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.64	%*
Ratio of net investment income to average net assets	2.56	%*
Portfolio turnover rate	136%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Consolidated Statement of Assets and Liabilities  Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$11,135
Investments in Affiliates, at value	25,696
Repurchase agreements, at value	251
Cash	97
Deposits with counterparty	234
Receivable for Portfolio shares sold	529
Interest and dividends receivable	2
Dividends receivable from Affiliates	47
Unrealized appreciation on foreign currency contracts	13
Unrealized appreciation on swap agreements	10
38,014

Liabilities:
Payable for investments in Affiliates purchased	$660
Written options outstanding	19
Accrued related party fees	26
Variation margin payable	32
Swap premiums received	1
Unrealized depreciation on foreign currency contracts	76
Unrealized depreciation on swap agreements	8
822

Net Assets	$37,192

Net Assets Consist of:
Paid in capital	$36,581
Undistributed net investment income	206
Accumulated undistributed net realized gain	193
Net unrealized appreciation	212
$37,192

Net Assets:
Administrative Class	$11,715
Advisor Class	25,477

Shares Issued and Outstanding:
Administrative Class	993
Advisor Class	2,160

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$11.80
Advisor Class	11.79

Cost of Investments Owned	$10,984
Cost of Investments in Affiliates Owned	$25,650
Cost of Repurchase Agreements Owned	$251
Premiums Received on Written Options	$74

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  Global Multi-Asset Portfolio

(Amounts in thousands)	Period from April 15, 2009 to December 31, 2009

Investment Income:
Interest	$15
Dividends	36
Dividends from Affiliate investments	261
Total Income	312

Expenses:
Investment advisory fees	65
Supervisory and administrative fees	4
Servicing fees – Administrative Class	5
Distribution and/or servicing fees – Advisor Class	11
Organization Costs	56
Total Expenses	141
Reimbursement by Manager	(76)
Net Expenses	65

Net Investment Income	247

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(3)
Net realized gain on Affiliate investments	56
Net capital gain distributions received from Underlying Funds	14
Net realized gain on futures contracts, written options and swaps	342
Net realized gain on foreign currency transactions	33
Net change in unrealized appreciation on investments	151
Net change in unrealized appreciation on Affiliate investments	47
Net change in unrealized appreciation on futures contracts, written options and swaps	77
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(63)
Net Gain	654

Net Increase in Net Assets Resulting from Operations	$901

See Accompanying Notes	Annual Report	December 31, 2009	7

Consolidated Statement of Changes in Net Assets  Global Multi-Asset Portfolio

(Amounts in thousands)	Period from April 15, 2009 to December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$247
Net realized gain	372
Net realized gain on Affiliate investments	56
Net capital gain distributions received from Underlying Funds	14
Net change in unrealized appreciation	165
Net change in unrealized appreciation on Affiliate investments	47
Net increase resulting from operations	901

Distributions to Shareholders:
From net investment income
Administrative Class	(64)
Advisor Class	(126)
From net realized capital gains
Administrative Class	(35)
Advisor Class	(65)
Tax basis return of capital
Administrative Class	0
Advisor Class	0

Total Distributions	(290)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	14,705
Advisor Class	26,474
Issued as reinvestment of distributions
Administrative Class	99
Advisor Class	191
Cost of shares redeemed
Administrative Class	(3,572)
Advisor Class	(1,316)
Net increase resulting from Portfolio share transactions	36,581

Total Increase in Net Assets	37,192

Net Assets:
Beginning of period	0
End of period*	$37,192

*Including undistributed net investment income of:	$206

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments Global Multi-Asset Portfolio	December 31, 2009

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (c)(d) 44.7%
Emerging Local Bond Fund	125,479	$1,247
Emerging Markets and Infrastructure Bond Fund	130,584	1,416
Emerging Markets Bond Fund	102,853	1,061
Global Advantage Strategy Bond Fund	282,099	3,120
Global Bond Fund (Unhedged)	194,864	1,836
Investment Grade Corporate Bond Fund	151,246	1,653
StocksPLUS® Fund	491,023	3,899
Total Return Fund	220,850	2,385

Total PIMCO Funds (Cost $16,558)		16,617

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 1.5%

Freddie Mac
0.141% due 02/01/2011	$150	150
0.208% due 08/05/2011 (e)	400	400

Total U.S. Government Agencies (Cost $550)		550

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
1.000% due 07/31/2011 (e)	28	28

Total U.S. Treasury Obligations (Cost $28)		28

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 20.3%
iShares MSCI Emerging Markets Index Fund	101,949	$4,231
PIMCO 1-3 Year U.S. Treasury Index Fund (c)	22,500	1,127
PIMCO 3-7 Year U.S. Treasury Index Fund (c)	6,000	447
SPDR Gold Trust (a)	16,285	1,748

Total Exchange-Traded Funds (Cost $7,298)		7,553

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.0%

COMMERCIAL PAPER 10.8%

Fannie Mae
0.066% due 02/04/2010	$500	500
0.069% due 02/01/2010	1,300	1,300
0.210% due 03/10/2010	800	800

Freddie Mac
0.131% due 02/16/2010	900	900
0.140% due 02/18/2010	500	500

		4,000

REPURCHASE AGREEMENTS 0.7%

Barclays Capital, Inc.
0.010% due 01/04/2010	100	100
(Dated 12/31/2009. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% due 04/15/2010 valued at $103. Repurchase proceeds are $100.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.005% due 01/04/2010	$151	$151
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $155. Repurchase proceeds are $151.)

		251

U.S. CASH MANAGEMENT BILLS 0.0%
0.195% due 04/01/2010 (e)	18	18

U.S. TREASURY BILLS 1.3%
0.228% due 03/11/2010 -12/16/2010 (b)	506	505

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 20.2%
	749,614	7,505

Total Short-Term Instruments (Cost $12,280)		12,279

PURCHASED OPTIONS (g) 0.1%
(Cost $171)		55

Total Investments 99.7% (Cost $36,885)		$37,082

Written Options (h) (0.1%) (Premiums $74)		(19)

Other Assets and Liabilities (Net) 0.4%		129

Net Assets 100.0%		$37,192

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Institutional Class Shares of each PIMCO Fund.
(e)	Securities with an aggregate market value of $174 and cash of $234 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	2	$3
90-Day Eurodollar June Futures	Long	06/2010	2	3
E-mini MSCI EAFE Index March Futures	Long	03/2010	43	12
S&P 500 Index March Futures	Long	03/2010	1	2
Wheat March Futures	Long	03/2010	2	0
Wheat March Futures	Short	03/2010	(2)	0

				$20

(f)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
TransCapitalInvest Ltd. for OJSC AK Transneft	BCLY	1.000%	12/20/2010	2.070%	$100	$(1)	$(1)	$0

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	December 31, 2009	9

Consolidated Schedule of Investments  Global Multi-Asset Portfolio (Cont.)

(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (4)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	DJUBSTR Index	2,802	3-Month U.S. Treasury Bill rate plus a specified spread	$620	01/27/2010	BCLY	$(2)
Receive	DJUBSTR Index	1,928	3-Month U.S. Treasury Bill rate plus a specified spread	540	01/27/2010	GSC	(2)
Receive	DJUBSTR Index	4,768	3-Month U.S. Treasury Bill rate plus a specified spread	1,390	01/27/2010	MSC	(4)

							$(8)

(4)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

Variance Swaps
Pay/Receive Variance (5)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. Index	$0.077	01/12/2010	GSC	$100	$3	$0	$3
Pay	London Gold Market Fixing Ltd. Index	0.068	05/06/2010	MSC	30	0	0	0
Pay	NYMEX WTI Crude Oil February Futures	0.203	01/14/2010	DUB	50	7	0	7

						$10	$0	$10

(5)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(g)	Purchased options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$ 700.000	12/18/2010	10	$88	$12
Put - CBOE S&P 500 Index June Futures	850.000	06/19/2010	12	39	14

				$127	$26

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Financial Select Sector SPDR	$12.000	06/19/2010	$71	$ 44	$29

(h)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$ 600.000	12/18/2010	10	$56	$6

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC Financial Select Sector SPDR	$ 10.000	06/19/2010	$71	$18	$13

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 04/15/2009	0	$0	$0
Sales	11	471	77
Closing Buys	(1)	(400)	(3)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2009	10	$71	$74

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(i)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	249	01/2010	GSC	$0	$(6)	$(6)
Buy		155	01/2010	RBS	0	(5)	(5)
Buy	CAD	653	01/2010	JPM	11	0	11
Buy	CHF	361	03/2010	CITI	2	0	2
Sell	CNY	20	03/2010	BCLY	0	0	0
Sell		41	03/2010	CITI	0	0	0
Sell		102	03/2010	DUB	0	0	0
Buy		204	03/2010	JPM	0	0	0
Sell		41	03/2010	MSC	0	0	0
Buy		20	11/2010	BCLY	0	0	0
Buy		40	11/2010	CITI	0	0	0
Buy		101	11/2010	DUB	0	0	0
Buy		40	11/2010	MSC	0	0	0
Buy	EUR	410	01/2010	HSBC	0	(31)	(31)
Buy		67	01/2010	UBS	0	(1)	(1)
Buy	GBP	330	01/2010	CITI	0	(16)	(16)
Buy		234	01/2010	GSC	0	(8)	(8)
Buy	JPY	22,208	01/2010	DUB	0	(9)	(9)
Buy	SEK	136	03/2010	CITI	0	0	0

					$13	$(76)	$(63)

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
PIMCO Funds	$16,617	$0	$0	$16,617
Exchange-Traded Funds	7,553	0	0	7,553
Short-Term Instruments	7,505	4,774	0	12,279
Other Investments +++	26	607	0	633

Investments, at value	$31,701	$5,381	$0	$37,082
Financial Derivative Instruments ++++	$14	$(74)	$0	$(60)

Total	$31,715	$5,307	$0	$37,022

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$55	$0	$55
Unrealized appreciation on foreign currency contracts	0	13	0	0	0	13
Unrealized appreciation on swap agreements	0	0	0	0	10	10

	$0	$13	$0	$55	$10	$78

Liabilities:
Written options outstanding	$0	$0	$0	$19	$0	$19
Variation margin payable^^	1	0	0	31	0	32
Unrealized depreciation on foreign currency contracts	0	76	0	0	0	76
Unrealized depreciation on swap agreements	0	0	0	0	8	8

	$1	$76	$0	$50	$8	$135

See Accompanying Notes	Annual Report	December 31, 2009	11

Consolidated Schedule of Investments Global Multi-Asset Portfolio (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(3)	$0	$(3)
Net realized gain on futures contracts, written options and swaps	3	0	0	225	114	342
Net realized gain on foreign currency transactions	0	8	0	0	0	8

	$3	$8	$0	$222	$114	$347

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(15)	$0	$0	$(101)	$0	$(116)
Net change in unrealized appreciation on futures contracts, written options and swaps	11	0	0	64	2	77
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(63)	0	0	0	(63)

	$(4)	$(63)	$0	$(37)	$2	$(102)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $20 as reported in the Notes to Schedule of Investments.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds with the exception of CommodityRealReturn Strategy Fund® as defined under Important Information About the Portfolio. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the 1940 Act, the Portfolio may indirectly diversify its portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)

broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses.

Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use

14	PIMCO Variable Insurance Trust

December 31, 2009

the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred

Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other

16	PIMCO Variable Insurance Trust

December 31, 2009

obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to

18	PIMCO Variable Insurance Trust

December 31, 2009

terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6.  BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary on January 14, 2009, comprising the entire issued share capital of the GMA Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the GMA Subsidiary, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. As of December 31, 2009, net assets of the Portfolio were approximately $37 million, of which approximately $1 million, or approximately 2.7%, represented the Portfolio’s ownership of all issued shares and voting rights of the GMA Subsidiary.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2010, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, distribution fees (with respect to Advisor Class only), Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2009, the recoverable amount to PIMCO was $56,242.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2010, to waive, first, the Supervisory and Administrative Fee and, to the extent necessary, the Investment Advisory Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Supervisory and Administrative Fee or the Supervisory and Administrative Fee and Investment Advisory Fee taken together are greater than or equal to the Investment Advisory

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2009, the amount was $18,996. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee, and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2009, the amount was $471.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

The Global Multi-Asset Portfolio may invest assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2009 (amounts in thousands):

Underlying PIMCO Funds	Market Value 04/15/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
1-3 Year U.S. Treasury Index Fund	$0	$3,409	$2,274	$(4)	$1,127	$3	$(3)
3-7 Year U.S. Treasury Index Fund	0	454	0	(7)	447	1	0
CommodityRealReturn Strategy Fund®	0	371	410	0	0	8	40
Emerging Local Bond Fund	0	1,235	0	12	1,247	13	0
Emerging Markets and Infrustructure Bond Fund	0	1,416	0	0	1,416	16	0
Emerging Markets Bond Fund	0	1,048	0	13	1,061	11	0
Global Advantage Strategy Bond Fund	0	3,198	0	(78)	3,120	61	0
Global Bond Fund (Unhedged)	0	1,875	0	(40)	1,836	46	0
Investment Grade Corporate Bond Fund	0	1,671	0	(18)	1,653	56	0
Real Return Fund	0	144	149	0	0	2	5
RealEstateRealReturn Strategy Fund	0	39	52	0	0	0	13
Short-Term Floating NAV Portfolio	0	10,306	2,800	(1)	7,505	6	0
StocksPLUS® Fund	0	3,714	0	185	3,899	0	0
Total Return Fund	0	2,599	200	(15)	2,385	38	1
Totals	$0	$31,479	$5,885	$47	$25,696	$261	$56

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,071	$7,418	$37,858	$5,935

20	PIMCO Variable Insurance Trust

December 31, 2009

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/15/2009 to 12/31/2009
	Shares	Amount

Receipts for shares sold
Administrative Class	1,286	$14,705
Advisor Class	2,256	26,474
Issued as reinvestment of distributions
Administrative Class	9	99
Advisor Class	16	191
Cost of shares redeemed
Administrative Class	(302)	(3,572)
Advisor Class	(112)	(1,316)
Net increase resulting from Portfolio share transactions	3,153	$36,581

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	2	100	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the Portfolio in which the IRS specifically concluded that

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)	December 31, 2009

income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the GMA Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future GMA Subsidiary’s income in subsequent years. However, if the GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$187	$161	$263	$0	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and ETF Trust adjustments.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
$36,885	$476	$(279)	$197

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and ETF Trust adjustments.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$290	$0	$0
12/31/2008	$0	$0	$0

(3)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

22	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the consolidated financial position of the Global Multi-Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for the period indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	23

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	GSC	Goldman Sachs & Co.	MSC	Morgan Stanley
CITI	Citigroup, Inc.	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	CNY	Chinese Renminbi	JPY	Japanese Yen
CAD	Canadian Dollar	EUR	Euro	SEK	Swedish Krona
CHF	Swiss Franc	GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
DJUBSTR	Dow Jones-UBS Commodity Index Total Return	EAFE	Europe, Australasia, and Far East Stock Index

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ISDA	International Swaps and Derivatives Association, Inc.	SPDR	Standard & Poor’s Depository Receipts	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

24	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2009	25

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

26	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2009	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

28	PIMCO Variable Insurance Trust

(Unaudited)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

Annual Report	December 31, 2009	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement (Cont.)	(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Global Multi-Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the All Asset, All Asset All Authority, Global Multi-Asset, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds (“Underlying PIMCO Funds”). The Portfolio may also invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as Acquired Funds in this Annual Report.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, European specific risk, far eastern (excluding Japan) specific risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk and subsidiary risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio or an Acquired Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Cumulative Total Return table and Cumulative Returns Chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2009

Allocation Breakdown‡

PIMCO Funds	44.8%
Short-Term Instruments	33.1%
Exchange-Traded Funds	20.4%
U.S. Government Agencies	1.5%
Purchased Options	0.1%
Other	0.1%
‡	% of Total Investments as of 12/31/09

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Cumulative Total Return for the period ended December 31, 2009
	Class Inception (04/15/09)
PIMCO Global Multi-Asset Portfolio Advisor Class	19.11%
MSCI World Index±	32.70%	*
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index±±	21.19%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2009

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.97% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1st, 2008, this index was public.

Expense Example	Actual Performance	Hypothetical Performance++
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,131.17	$1,020.52
Expenses Paid During Period†	$5.00	$4.74

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 0.93% for the Advisor Class reflects net annualized expenses after application of an expense waiver of 0.27%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and the PIMCO RealRetirement Funds®). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

»	The Portfolio commenced operations on April 15, 2009.

»	Exposure to emerging markets equities contributed to performance as these securities rallied over the period since inception of the Portfolio.

»

Allocations to commodities and gold detracted from relative performance as the Dow Jones-UBS Commodities Index Total Return underperformed the Portfolio’s benchmark index during the period since the Portfolio’s inception.

»	An asset allocation decision to underweight global developed equities detracted from absolute performance as global developed equities rallied over the period since inception of the Portfolio.

»

An overweight to duration, or sensitivity to changes in market interest rates, detracted from performance as the ten-year U.S. Treasury yield increased from 2.76% to 3.84% since inception of the Portfolio.

»	Purchases within the Portfolio of tail hedge put options on the S&P 500 detracted from performance as the S&P 500 rallied over the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Multi-Asset Portfolio

Selected Per Share Data for the Period Ended:	04/15/2009-12/31/2009

Advisor Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.34
Net realized/unrealized gain on investments	1.58
Total income from investment operations	1.92
Dividends from net investment income	(0.09)
Distributions from net realized capital gains	(0.04)
Tax basis return of capital	0.00
Total distributions	(0.13)
Net asset value end of period	$11.79
Total return	19.11%
Net assets end of period (000s)	$25,477
Ratio of expenses to average net assets	0.92	%*
Ratio of expenses to average net assets excluding waivers	2.15	%*
Ratio of expenses to average net assets excluding interest expense	0.92	%*
Ratio of expenses to average net assets excluding interest expense and waivers	2.15	%*
Ratio of net investment income to average net assets	4.01	%*
Portfolio turnover rate	136%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Consolidated Statement of Assets and Liabilities  Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$11,135
Investments in Affiliates, at value	25,696
Repurchase agreements, at value	251
Cash	97
Deposits with counterparty	234
Receivable for Portfolio shares sold	529
Interest and dividends receivable	2
Dividends receivable from Affiliates	47
Unrealized appreciation on foreign currency contracts	13
Unrealized appreciation on swap agreements	10
38,014

Liabilities:
Payable for investments in Affiliates purchased	$660
Written options outstanding	19
Accrued related party fees	26
Variation margin payable	32
Swap premiums received	1
Unrealized depreciation on foreign currency contracts	76
Unrealized depreciation on swap agreements	8
822

Net Assets	$37,192

Net Assets Consist of:
Paid in capital	$36,581
Undistributed net investment income	206
Accumulated undistributed net realized gain	193
Net unrealized appreciation	212
$37,192

Net Assets:
Administrative Class	$11,715
Advisor Class	25,477

Shares Issued and Outstanding:
Administrative Class	993
Advisor Class	2,160

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$11.80
Advisor Class	11.79

Cost of Investments Owned	$10,984
Cost of Investments in Affiliates Owned	$25,650
Cost of Repurchase Agreements Owned	$251
Premiums Received on Written Options	$74

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  Global Multi-Asset Portfolio

(Amounts in thousands)	Period from April 15, 2009 to December 31, 2009

Investment Income:
Interest	$15
Dividends	36
Dividends from Affiliate investments	261
Total Income	312

Expenses:
Investment advisory fees	65
Supervisory and administrative fees	4
Servicing fees – Administrative Class	5
Distribution and/or servicing fees – Advisor Class	11
Organization Costs	56
Total Expenses	141
Reimbursement by Manager	(76)
Net Expenses	65

Net Investment Income	247

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(3)
Net realized gain on Affiliate investments	56
Net capital gain distributions received from Underlying Funds	14
Net realized gain on futures contracts, written options and swaps	342
Net realized gain on foreign currency transactions	33
Net change in unrealized appreciation on investments	151
Net change in unrealized appreciation on Affiliate investments	47
Net change in unrealized appreciation on futures contracts, written options and swaps	77
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(63)
Net Gain	654

Net Increase in Net Assets Resulting from Operations	$901

See Accompanying Notes	Annual Report	December 31, 2009	7

Consolidated Statement of Changes in Net Assets  Global Multi-Asset Portfolio

(Amounts in thousands)	Period from April 15, 2009 to December 31, 2009

Increase in Net Assets from:

Operations:
Net investment income	$247
Net realized gain	372
Net realized gain on Affiliate investments	56
Net capital gain distributions received from Underlying Funds	14
Net change in unrealized appreciation	165
Net change in unrealized appreciation on Affiliate investments	47
Net increase resulting from operations	901

Distributions to Shareholders:
From net investment income
Administrative Class	(64)
Advisor Class	(126)
From net realized capital gains
Administrative Class	(35)
Advisor Class	(65)
Tax basis return of capital
Administrative Class	0
Advisor Class	0

Total Distributions	(290)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	14,705
Advisor Class	26,474
Issued as reinvestment of distributions
Administrative Class	99
Advisor Class	191
Cost of shares redeemed
Administrative Class	(3,572)
Advisor Class	(1,316)
Net increase resulting from Portfolio share transactions	36,581

Total Increase in Net Assets	37,192

Net Assets:
Beginning of period	0
End of period*	$37,192

*Including undistributed net investment income of:	$206

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments Global Multi-Asset Portfolio	December 31, 2009

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (c)(d) 44.7%
Emerging Local Bond Fund	125,479	$1,247
Emerging Markets and Infrastructure Bond Fund	130,584	1,416
Emerging Markets Bond Fund	102,853	1,061
Global Advantage Strategy Bond Fund	282,099	3,120
Global Bond Fund (Unhedged)	194,864	1,836
Investment Grade Corporate Bond Fund	151,246	1,653
StocksPLUS® Fund	491,023	3,899
Total Return Fund	220,850	2,385

Total PIMCO Funds (Cost $16,558)		16,617

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 1.5%

Freddie Mac
0.141% due 02/01/2011	$150	150
0.208% due 08/05/2011 (e)	400	400

Total U.S. Government Agencies (Cost $550)		550

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
1.000% due 07/31/2011 (e)	28	28

Total U.S. Treasury Obligations (Cost $28)		28

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 20.3%
iShares MSCI Emerging Markets Index Fund	101,949	$4,231
PIMCO 1-3 Year U.S. Treasury Index Fund (c)	22,500	1,127
PIMCO 3-7 Year U.S. Treasury Index Fund (c)	6,000	447
SPDR Gold Trust (a)	16,285	1,748

Total Exchange-Traded Funds (Cost $7,298)		7,553

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.0%

COMMERCIAL PAPER 10.8%

Fannie Mae
0.066% due 02/04/2010	$500	500
0.069% due 02/01/2010	1,300	1,300
0.210% due 03/10/2010	800	800

Freddie Mac
0.131% due 02/16/2010	900	900
0.140% due 02/18/2010	500	500

		4,000

REPURCHASE AGREEMENTS 0.7%

Barclays Capital, Inc.
0.010% due 01/04/2010	100	100
(Dated 12/31/2009. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% due 04/15/2010 valued at $103. Repurchase proceeds are $100.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.005% due 01/04/2010	$151	$151
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $155. Repurchase proceeds are $151.)

		251

U.S. CASH MANAGEMENT BILLS 0.0%
0.195% due 04/01/2010 (e)	18	18

U.S. TREASURY BILLS 1.3%
0.228% due 03/11/2010 -12/16/2010 (b)	506	505

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 20.2%
	749,614	7,505

Total Short-Term Instruments (Cost $12,280)		12,279

PURCHASED OPTIONS (g) 0.1%
(Cost $171)		55

Total Investments 99.7% (Cost $36,885)		$37,082

Written Options (h) (0.1%) (Premiums $74)		(19)

Other Assets and Liabilities (Net) 0.4%		129

Net Assets 100.0%		$37,192

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Institutional Class Shares of each PIMCO Fund.
(e)	Securities with an aggregate market value of $174 and cash of $234 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	2	$3
90-Day Eurodollar June Futures	Long	06/2010	2	3
E-mini MSCI EAFE Index March Futures	Long	03/2010	43	12
S&P 500 Index March Futures	Long	03/2010	1	2
Wheat March Futures	Long	03/2010	2	0
Wheat March Futures	Short	03/2010	(2)	0

				$20

(f)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
TransCapitalInvest Ltd. for OJSC AK Transneft	BCLY	1.000%	12/20/2010	2.070%	$100	$(1)	$(1)	$0

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	December 31, 2009	9

Consolidated Schedule of Investments  Global Multi-Asset Portfolio (Cont.)

(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (4)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	DJUBSTR Index	2,802	3-Month U.S. Treasury Bill rate plus a specified spread	$620	01/27/2010	BCLY	$(2)
Receive	DJUBSTR Index	1,928	3-Month U.S. Treasury Bill rate plus a specified spread	540	01/27/2010	GSC	(2)
Receive	DJUBSTR Index	4,768	3-Month U.S. Treasury Bill rate plus a specified spread	1,390	01/27/2010	MSC	(4)

							$(8)

(4)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

Variance Swaps
Pay/Receive Variance (5)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. Index	$0.077	01/12/2010	GSC	$100	$3	$0	$3
Pay	London Gold Market Fixing Ltd. Index	0.068	05/06/2010	MSC	30	0	0	0
Pay	NYMEX WTI Crude Oil February Futures	0.203	01/14/2010	DUB	50	7	0	7

						$10	$0	$10

(5)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(g)	Purchased options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$ 700.000	12/18/2010	10	$88	$12
Put - CBOE S&P 500 Index June Futures	850.000	06/19/2010	12	39	14

				$127	$26

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Financial Select Sector SPDR	$12.000	06/19/2010	$71	$ 44	$29

(h)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$ 600.000	12/18/2010	10	$56	$6

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC Financial Select Sector SPDR	$ 10.000	06/19/2010	$71	$18	$13

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 04/15/2009	0	$0	$0
Sales	11	471	77
Closing Buys	(1)	(400)	(3)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2009	10	$71	$74

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(i)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	249	01/2010	GSC	$0	$(6)	$(6)
Buy		155	01/2010	RBS	0	(5)	(5)
Buy	CAD	653	01/2010	JPM	11	0	11
Buy	CHF	361	03/2010	CITI	2	0	2
Sell	CNY	20	03/2010	BCLY	0	0	0
Sell		41	03/2010	CITI	0	0	0
Sell		102	03/2010	DUB	0	0	0
Buy		204	03/2010	JPM	0	0	0
Sell		41	03/2010	MSC	0	0	0
Buy		20	11/2010	BCLY	0	0	0
Buy		40	11/2010	CITI	0	0	0
Buy		101	11/2010	DUB	0	0	0
Buy		40	11/2010	MSC	0	0	0
Buy	EUR	410	01/2010	HSBC	0	(31)	(31)
Buy		67	01/2010	UBS	0	(1)	(1)
Buy	GBP	330	01/2010	CITI	0	(16)	(16)
Buy		234	01/2010	GSC	0	(8)	(8)
Buy	JPY	22,208	01/2010	DUB	0	(9)	(9)
Buy	SEK	136	03/2010	CITI	0	0	0

					$13	$(76)	$(63)

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
PIMCO Funds	$16,617	$0	$0	$16,617
Exchange-Traded Funds	7,553	0	0	7,553
Short-Term Instruments	7,505	4,774	0	12,279
Other Investments +++	26	607	0	633

Investments, at value	$31,701	$5,381	$0	$37,082
Financial Derivative Instruments ++++	$14	$(74)	$0	$(60)

Total	$31,715	$5,307	$0	$37,022

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$55	$0	$55
Unrealized appreciation on foreign currency contracts	0	13	0	0	0	13
Unrealized appreciation on swap agreements	0	0	0	0	10	10

	$0	$13	$0	$55	$10	$78

Liabilities:
Written options outstanding	$0	$0	$0	$19	$0	$19
Variation margin payable^^	1	0	0	31	0	32
Unrealized depreciation on foreign currency contracts	0	76	0	0	0	76
Unrealized depreciation on swap agreements	0	0	0	0	8	8

	$1	$76	$0	$50	$8	$135

See Accompanying Notes	Annual Report	December 31, 2009	11

Consolidated Schedule of Investments Global Multi-Asset Portfolio (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(3)	$0	$(3)
Net realized gain on futures contracts, written options and swaps	3	0	0	225	114	342
Net realized gain on foreign currency transactions	0	8	0	0	0	8

	$3	$8	$0	$222	$114	$347

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(15)	$0	$0	$(101)	$0	$(116)
Net change in unrealized appreciation on futures contracts, written options and swaps	11	0	0	64	2	77
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(63)	0	0	0	(63)

	$(4)	$(63)	$0	$(37)	$2	$(102)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $20 as reported in the Notes to Schedule of Investments.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds with the exception of CommodityRealReturn Strategy Fund® as defined under Important Information About the Portfolio. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the 1940 Act, the Portfolio may indirectly diversify its portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)

market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use

14	PIMCO Variable Insurance Trust

December 31, 2009

the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred

Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other

16	PIMCO Variable Insurance Trust

December 31, 2009

obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to

18	PIMCO Variable Insurance Trust

December 31, 2009

terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6.  BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary on January 14, 2009, comprising the entire issued share capital of the GMA Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the GMA Subsidiary, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. As of December 31, 2009, net assets of the Portfolio were approximately $37 million, of which approximately $1 million, or approximately 2.7%, represented the Portfolio’s ownership of all issued shares and voting rights of the GMA Subsidiary.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2010, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, distribution fees (with respect to Advisor Class only), Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2009, the recoverable amount to PIMCO was $56,242.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2010, to waive, first, the Supervisory and Administrative Fee and, to the extent necessary, the Investment Advisory Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Supervisory and Administrative Fee or the Supervisory and Administrative Fee and Investment Advisory Fee taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2009, the amount was $18,996. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee, and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Reimbursement by Manager. For the period ended December 31, 2009, the amount was $471.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

The Global Multi-Asset Portfolio may invest assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2009 (amounts in thousands):

Underlying PIMCO Funds	Market Value 04/15/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain (Loss)
1-3 Year U.S. Treasury Index Fund	$0	$3,409	$2,274	$(4)	$1,127	$3	$(3)
3-7 Year U.S. Treasury Index Fund	0	454	0	(7)	447	1	0
CommodityRealReturn Strategy Fund®	0	371	410	0	0	8	40
Emerging Local Bond Fund	0	1,235	0	12	1,247	13	0
Emerging Markets and Infrustructure Bond Fund	0	1,416	0	0	1,416	16	0
Emerging Markets Bond Fund	0	1,048	0	13	1,061	11	0
Global Advantage Strategy Bond Fund	0	3,198	0	(78)	3,120	61	0
Global Bond Fund (Unhedged)	0	1,875	0	(40)	1,836	46	0
Investment Grade Corporate Bond Fund	0	1,671	0	(18)	1,653	56	0
Real Return Fund	0	144	149	0	0	2	5
RealEstateRealReturn Strategy Fund	0	39	52	0	0	0	13
Short-Term Floating NAV Portfolio	0	10,306	2,800	(1)	7,505	6	0
StocksPLUS® Fund	0	3,714	0	185	3,899	0	0
Total Return Fund	0	2,599	200	(15)	2,385	38	1
Totals	$0	$31,479	$5,885	$47	$25,696	$261	$56

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$8,071	$7,418	$37,858	$5,935

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December 31, 2009

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/15/2009 to 12/31/2009
	Shares	Amount

Receipts for shares sold
Administrative Class	1,286	$14,705
Advisor Class	2,256	26,474
Issued as reinvestment of distributions
Administrative Class	9	99
Advisor Class	16	191
Cost of shares redeemed
Administrative Class	(302)	(3,572)
Advisor Class	(112)	(1,316)
Net increase resulting from Portfolio share transactions	3,153	$36,581

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	2	100	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the Portfolio in which the IRS specifically concluded that

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)	December 31, 2009

income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the GMA Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future GMA Subsidiary’s income in subsequent years. However, if the GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$187	$161	$263	$0	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and ETF Trust adjustments.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (2)
$36,885	$476	$(279)	$197

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and ETF Trust adjustments.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$290	$0	$0
12/31/2008	$0	$0	$0

(3)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

22	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the consolidated financial position of the Global Multi-Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for the period indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	23

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	GSC	Goldman Sachs & Co.	MSC	Morgan Stanley
CITI	Citigroup, Inc.	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	CNY	Chinese Renminbi	JPY	Japanese Yen
CAD	Canadian Dollar	EUR	Euro	SEK	Swedish Krona
CHF	Swiss Franc	GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
DJUBSTR	Dow Jones-UBS Commodity Index Total Return	EAFE	Europe, Australasia, and Far East Stock Index

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ISDA	International Swaps and Derivatives Association, Inc.	SPDR	Standard & Poor’s Depository Receipts	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

24	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2009	25

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

26	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2009	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

28	PIMCO Variable Insurance Trust

(Unaudited)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

Annual Report	December 31, 2009	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement (Cont.)	(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

30	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Corporate Bonds & Notes	79.2%
Mortgage-Backed Securities	8.9%
Foreign Currency-Denominated Issues	5.3%
Bank Loan Obligations	3.5%
Short-Term Instruments	1.4%
Other	1.7%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	10 Years	Class Inception (04/30/98)
PIMCO High Yield Portfolio Administrative Class	40.26%	4.75%	5.46%	5.09%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	46.06%	5.49%	6.10%	5.47%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Administrative Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,213.69	$1,021.42
Expenses Paid During Period†	$4.18	$3.82

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by (184/365) (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to investment-grade corporate securities, which significantly underperformed their lower-rated counterparts over the reporting period, was a material detractor from relative performance.

»	An underweight to credits within the broadcasters sector, the top performing industry category, detracted from performance.

»	As homebuilders and real estate corporate bonds outperformed, an underweight to both sectors detracted from performance.

»	An overweight to the utilities sector, which was among the worst performing industries during the reporting period, detracted from performance.

»	An overweight to the finance sector, which performed well during the reporting period, was a strong contributor to relative returns.

»	An underweight to consumer non-cyclicals, such as the food and beverage sectors, benefited performance as both sectors underperformed during the reporting period.

»	With strong high-yield returns driven by a lower-quality rally within the high-yield asset class, exposure to CCC-rated issues added to performance over the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$5.66	$8.05	$8.34	$8.19	$8.40
Net investment income (a)	0.55	0.54	0.56	0.56	0.54
Net realized/unrealized gain (loss) on investments	1.62	(2.35)	(0.28)	0.16	(0.21)
Total income (loss) from investment operations	2.17	(1.81)	0.28	0.72	0.33
Dividends from net investment income	(0.55)	(0.53)	(0.57)	(0.57)	(0.54)
Distributions from net realized capital gains	0.00	(0.02)	0.00	0.00	0.00
Tax basis return of capital	0.00	(0.03)	0.00	0.00	0.00
Total distributions	(0.55)	(0.58)	(0.57)	(0.57)	(0.54)
Net asset value end of year	$7.28	$5.66	$8.05	$8.34	$8.19
Total return	40.26%	(23.51)%	3.50%	9.08%	4.11%
Net assets end of year (000s)	$531,066	$318,753	$452,291	$516,823	$460,926
Ratio of expenses to average net assets	0.76%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	8.56%	7.53%	6.83%	6.90%	6.50%
Portfolio turnover rate	181%	313%	131%	81%	109%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$525,805
Repurchase agreements, at value	2,526
Cash	340
Foreign currency, at value	1,541
Receivable for investments sold	2,945
Receivable for Portfolio shares sold	1,757
Interest and dividends receivable	9,362
Swap premiums paid	1,149
Unrealized appreciation on foreign currency contracts	790
Unrealized appreciation on swap agreements	6,673
552,888

Liabilities:
Payable for reverse repurchase agreements	$222
Payable for investments purchased	239
Payable for Portfolio shares redeemed	78
Written options outstanding	685
Deposits from counterparty	3,710
Accrued related party fees	360
Variation margin payable	63
Swap premiums received	3,576
Unrealized depreciation on foreign currency contracts	22
Unrealized depreciation on swap agreements	1,819
10,774

Net Assets	$542,114

Net Assets Consist of:
Paid in capital	$573,062
(Overdistributed) net investment income	(4,102)
Accumulated undistributed net realized (loss)	(58,722)
Net unrealized appreciation	31,876
$542,114

Net Assets:
Institutional Class	$3,284
Administrative Class	531,066
Advisor Class	7,764

Shares Issued and Outstanding:
Institutional Class	451
Administrative Class	72,935
Advisor Class	1,066

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.28
Administrative Class	7.28
Advisor Class	7.28

Cost of Investments Owned	$501,136
Cost of Repurchase Agreements Owned	$2,526
Cost of Foreign Currency Held	$1,561
Premiums Received on Written Options	$1,019

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$37,465
Dividends	470
Dividends from Affiliate investments	40
Total Income	37,975

Expenses:
Investment advisory fees	1,027
Supervisory and administrative fees	1,439
Servicing fees – Administrative Class	608
Distribution and/or servicing fees – Advisor Class	8
Trustees' fees	7
Interest expense	24
Total Expenses	3,113

Net Investment Income	34,862

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(19,974)
Net realized gain on Affiliate investments	24
Net realized (loss) on futures contracts, written options and swaps	(19,218)
Net realized (loss) on foreign currency transactions	(2,971)
Net change in unrealized appreciation on investments	114,567
Net change in unrealized appreciation on futures contracts, written options and swaps	30,624
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,818
Net Gain	105,870

Net Increase in Net Assets Resulting from Operations	$140,732

*Foreign tax withholdings	$4

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$34,862	$29,052
Net realized (loss)	(42,163)	(16,108)
Net realized gain on Affiliate investments	24	0
Net change in unrealized appreciation (depreciation)	148,009	(107,156)
Net increase (decrease) resulting from operations	140,732	(94,212)

Distributions to Shareholders:
From net investment income
Institutional Class	(228)	(173)
Administrative Class	(34,817)	(28,321)
Advisor Class	(267)	(30)
From net realized capital gains
Institutional Class	0	(6)
Administrative Class	0	(1,001)
Advisor Class	0	(1)
Tax basis return of capital
Institutional Class	(1)	(10)
Administrative Class	(241)	(1,711)
Advisor Class	(2)	(2)

Total Distributions	(35,556)	(31,255)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,223	648
Administrative Class	280,287	148,686
Advisor Class	12,112	3,579
Issued as reinvestment of distributions
Institutional Class	229	189
Administrative Class	34,816	31,033
Advisor Class	268	33
Cost of shares redeemed
Institutional Class	(834)	(522)
Administrative Class	(206,405)	(188,671)
Advisor Class	(7,375)	(2,064)
Net increase (decrease) resulting from Portfolio share transactions	114,321	(7,089)

Total Increase (Decrease) in Net Assets	219,497	(132,556)

Net Assets:
Beginning of year	322,617	455,173
End of year*	$542,114	$322,617

*Including (overdistributed) net investment income of:	$(4,102)	$(315)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.4%

CIT Group, Inc.
9.500% due 01/18/2012 (a)	$2,200	$2,260

CSC Holdings LLC
10.500% due 08/01/2013	500	531

First Data Corp.
2.982% due 09/24/2014	904	804
2.999% due 09/24/2014	28	24
3.001% due 09/24/2014	51	46

Ford Motor Co.
3.240% due 12/15/2013	197	183
3.290% due 12/15/2013	3,210	2,982

Freescale Semiconductor, Inc.
12.500% due 12/15/2014	166	172

Ineos Group Holdings PLC
7.001% due 10/07/2012	659	587

Texas Competitive Electric Holdings Co. LLC
3.735% due 10/10/2014	11,433	9,230
3.751% due 10/10/2014	75	61
3.775% due 10/10/2014	972	792
3.782% due 10/10/2014	65	52

Tribune Co.
5.000% due 06/04/2024 (a)	282	161
5.250% due 06/04/2014 (a)	1,358	704

Total Bank Loan Obligations (Cost $18,766)		18,589

CORPORATE BONDS & NOTES 77.2%

BANKING & FINANCE 30.8%

AES Ironwood LLC
8.857% due 11/30/2025	2,320	2,308

AES Red Oak LLC
8.540% due 11/30/2019	1,204	1,207
9.200% due 11/30/2029	100	94

AgriBank FCB
9.125% due 07/15/2019	6,785	7,468

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	250	255

American General Finance Corp.
4.625% due 09/01/2010	2,300	2,229

American International Group, Inc.
4.950% due 03/20/2012	925	906
5.375% due 10/18/2011	375	373
5.450% due 05/18/2017	1,875	1,520
5.850% due 01/16/2018	1,200	986
8.175% due 05/15/2068	900	601
8.250% due 08/15/2018	5,525	5,195

BAC Capital Trust VI
5.625% due 03/08/2035	500	402

Bank of America Corp.
8.125% due 12/29/2049	200	193

Barclays Bank PLC
7.434% due 09/29/2049	7,400	6,845
10.179% due 06/12/2021	1,580	2,043

Caelus Re Ltd.
6.504% due 06/07/2011	250	244

Capital One Bank USA N.A.
8.800% due 07/15/2019	2,200	2,604

Capital One Capital V
10.250% due 08/15/2039	3,600	4,196

CIT Group, Inc.
7.000% due 05/01/2013	1,350	1,269
7.000% due 05/01/2014	376	350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/01/2015	$376	$338
7.000% due 05/01/2016	626	554
7.000% due 05/01/2017	876	765

Citigroup Capital XXI
8.300% due 12/21/2077	1,675	1,621

Citigroup, Inc.
5.000% due 09/15/2014	100	97
8.125% due 07/15/2039	7,400	8,377

Corp GEO SAB de C.V.
8.875% due 09/25/2014	250	259

Countrywide Capital III
8.050% due 06/15/2027	1,800	1,691

Credit Agricole S.A.
8.375% due 10/29/2049	6,500	6,912

Discover Bank
8.700% due 11/18/2019	3,550	3,810

El Paso Performance-Linked Trust
7.750% due 07/15/2011	1,500	1,545

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019	3,750	4,228

Ford Motor Credit Co. LLC
3.034% due 01/13/2012	4,700	4,377
7.000% due 10/01/2013	1,525	1,524
7.500% due 08/01/2012	300	303
7.875% due 06/15/2010	500	508
8.000% due 06/01/2014	8,000	8,222
8.000% due 12/15/2016	3,425	3,434
9.875% due 08/10/2011	1,525	1,597
12.000% due 05/15/2015	250	290

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	775	856

General Electric Capital Corp.
6.875% due 01/10/2039	900	932

Genworth Financial, Inc.
8.625% due 12/15/2016	1,800	1,870

GMAC LLC
6.625% due 05/15/2012	225	220
6.750% due 12/01/2014	100	95
6.875% due 09/15/2011	2,600	2,574
8.000% due 11/01/2031	2,525	2,277

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	1,800	1,856

HBOS PLC
6.750% due 05/21/2018	900	836

HCP, Inc.
6.000% due 01/30/2017	500	471
6.300% due 09/15/2016	500	489
7.072% due 06/08/2015	125	128

HSBC Finance Capital Trust IX
5.911% due 11/30/2035	300	249

International Lease Finance Corp.
0.482% due 05/24/2010	175	170
5.000% due 04/15/2010	250	246
5.350% due 03/01/2012	2,300	1,998
5.400% due 02/15/2012	2,300	2,001
5.625% due 09/15/2010	800	792
5.750% due 06/15/2011	5,000	4,596
5.875% due 05/01/2013	300	239
6.625% due 11/15/2013	5,625	4,532

Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)	7,500	1,500
3.151% due 04/04/2016 (a)	400	80
5.000% due 01/14/2011 (a)	1,800	360
5.625% due 01/24/2013 (a)	775	163
6.625% due 01/18/2012 (a)	125	25
6.750% due 12/28/2017 (a)	1,250	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 05/02/2018 (a)	$500	$106
7.500% due 05/11/2038 (a)	1,025	0

NSG Holdings LLC
7.750% due 12/15/2025	2,125	1,913

Rabobank Nederland NV
11.000% due 06/29/2049	6,075	7,428

Regions Bank
7.500% due 05/15/2018	3,625	3,319

Regions Financial Corp.
0.421% due 06/26/2012	2,600	2,338
7.375% due 12/10/2037	4,325	3,549
7.750% due 11/10/2014	3,550	3,505

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049	250	139
7.640% due 03/29/2049	2,200	1,189

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,100	1,890

SLM Corp.
0.442% due 07/26/2010	300	294
0.512% due 10/25/2011	1,350	1,264
0.582% due 01/27/2014	1,025	792
0.834% due 01/31/2014	400	313
5.000% due 10/01/2013	900	829
5.000% due 06/15/2018	450	346
5.125% due 08/27/2012	325	305
5.375% due 05/15/2014	300	277
8.450% due 06/15/2018	1,625	1,606

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	400	417

Societe Generale
5.922% due 04/29/2049	350	273

Tenneco, Inc.
8.125% due 11/15/2015	250	254

TNK-BP Finance S.A.
6.625% due 03/20/2017	500	491
7.500% due 07/18/2016	1,000	1,030

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	675	703

UBS Preferred Funding Trust V
6.243% due 05/29/2049	660	523

Ventas Realty LP
6.500% due 06/01/2016	1,700	1,649
6.750% due 04/01/2017	420	408
7.125% due 06/01/2015	293	294

Wells Fargo Capital XIII
7.700% due 12/29/2049	6,100	5,948

Wells Fargo Capital XV
9.750% due 12/31/2049	2,300	2,472

		167,159

INDUSTRIALS 35.5%

Actuant Corp.
6.875% due 06/15/2017	300	287

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	1,250	1,244

Allison Transmission, Inc.
11.000% due 11/01/2015	1,455	1,535

Altria Group, Inc.
9.250% due 08/06/2019	650	793

American Airlines Pass-Through Trust 2001-02
7.858% due 04/01/2013	100	100

American Airlines, Inc.
10.500% due 10/15/2012	900	945

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Stores Co.
7.100% due 03/20/2028	$50	$41
8.000% due 06/01/2026	1,375	1,262

AmeriGas Partners LP
7.125% due 05/20/2016	1,305	1,312
7.250% due 05/20/2015	1,050	1,055

ARAMARK Corp.
3.781% due 02/01/2015	1,225	1,127
8.500% due 02/01/2015	825	854

ArvinMeritor, Inc.
8.125% due 09/15/2015	1,940	1,862
8.750% due 03/01/2012	1,550	1,581

Berry Plastics Corp.
5.034% due 02/15/2015	2,125	1,952

Biomet, Inc.
10.375% due 10/15/2017 (b)	4,865	5,303
11.625% due 10/15/2017	3,965	4,401

Cascades, Inc.
7.250% due 02/15/2013	1,425	1,446

CC Holdings GS V LLC
7.750% due 05/01/2017	750	803

Chart Industries, Inc.
9.125% due 10/15/2015	425	427

Chesapeake Energy Corp.
6.875% due 01/15/2016	100	101
7.000% due 08/15/2014	250	254
7.250% due 12/15/2018	350	354
7.500% due 06/15/2014	325	333
9.500% due 02/15/2015	5,600	6,174

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015	950	948
7.750% due 05/15/2017	1,450	1,446
9.500% due 05/15/2016	1,325	1,424

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017	1,000	1,032

Colorado Interstate Gas Co.
5.950% due 03/15/2015	300	317

Community Health Systems, Inc.
8.875% due 07/15/2015	2,825	2,931

Continental Airlines, Inc.
6.920% due 04/02/2013 (j)	452	421
7.373% due 06/15/2017	207	183

Continental Resources, Inc.
8.250% due 10/01/2019	50	53

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012 (a)	950	905

Crown Americas LLC
7.625% due 05/15/2017	2,050	2,137

CSC Holdings, Inc.
6.750% due 04/15/2012	475	493
7.625% due 04/01/2011	1,650	1,712
7.625% due 07/15/2018	2,575	2,665
7.875% due 02/15/2018	1,800	1,872
8.500% due 04/15/2014	400	428
8.500% due 06/15/2015	725	776
8.625% due 02/15/2019	50	54

DaVita, Inc.
6.625% due 03/15/2013	200	202

Delta Air Lines, Inc.
9.500% due 09/15/2014	1,000	1,044

Dex Media West LLC
9.875% due 08/15/2013 (a)	2,070	657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
6.625% due 10/01/2014	$1,175	$1,188
7.000% due 10/01/2013	175	181
7.125% due 02/01/2016	4,055	4,161
7.750% due 05/31/2015	690	726
7.875% due 09/01/2019	150	158

Dynegy Holdings, Inc.
7.625% due 10/15/2026	325	226

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	207	207

Dynegy Roseton/Danskammer Pass-Through Trust Series B
7.670% due 11/08/2016	1,650	1,592

El Paso Corp.
7.000% due 06/15/2017	475	473
7.250% due 06/01/2018	500	496
7.800% due 08/01/2031	1,150	1,088
8.050% due 10/15/2030	780	740

Enterprise Products Operating LLC
8.375% due 08/01/2066	4,950	4,832

First Data Corp.
9.875% due 09/24/2015	3,275	3,070

Ford Motor Co.
9.215% due 09/15/2021	200	187

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	555	606
8.375% due 04/01/2017	2,630	2,884

Freescale Semiconductor, Inc.
9.125% due 12/15/2014 (b)	1,053	936

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	1,000	1,041

Georgia-Pacific LLC
7.000% due 01/15/2015	1,250	1,272
7.125% due 01/15/2017	375	382
7.250% due 06/01/2028	150	140
7.375% due 12/01/2025	4,520	4,339
7.700% due 06/15/2015	800	844
8.000% due 01/15/2024	1,775	1,819
8.250% due 05/01/2016	2,025	2,157
8.875% due 05/15/2031	200	213

Goodyear Tire & Rubber Co.
9.000% due 07/01/2015	325	340
10.500% due 05/15/2016	950	1,055

Harrah's Operating Co., Inc.
10.000% due 12/15/2018	1,792	1,447

HCA, Inc.
7.190% due 11/15/2015	180	168
8.500% due 04/15/2019	800	866
9.125% due 11/15/2014	875	925
9.250% due 11/15/2016	5,500	5,919
9.625% due 11/15/2016 (b)	3,450	3,743
9.875% due 02/15/2017	1,275	1,415

Intelsat Corp.
9.250% due 08/15/2014	700	723
9.250% due 06/15/2016	1,350	1,401

Intelsat Subsidiary Holding Co. Ltd.
8.875% due 01/15/2015	50	52

Intergen NV
9.000% due 06/30/2017	2,680	2,807

JC Penney Corp., Inc.
5.750% due 02/15/2018	450	446
7.125% due 11/15/2023	175	174
7.950% due 04/01/2017	950	1,043

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JET Equipment Trust
7.630% due 08/15/2012 (a)	$54	$30
10.000% due 06/15/2012 (a)	324	178

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	1,000	1,043

Kansas City Southern Railway
8.000% due 06/01/2015	200	208

Legrand France S.A.
8.500% due 02/15/2025	975	1,021

Lender Processing Services, Inc.
8.125% due 07/01/2016	275	294

MGM Mirage
10.375% due 05/15/2014	75	82
11.125% due 11/15/2017	150	167

Motorola, Inc.
6.000% due 11/15/2017	575	557
8.000% due 11/01/2011	375	401

Nalco Co.
8.875% due 11/15/2013	875	906

New Albertson's, Inc.
7.450% due 08/01/2029	2,415	2,083

Newfield Exploration Co.
6.625% due 09/01/2014	100	102
7.125% due 05/15/2018	1,075	1,091

Norampac Industries, Inc.
6.750% due 06/01/2013	875	886

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	425	452

Nortel Networks Ltd.
9.002% due 07/15/2011 (a)	765	536
10.125% due 07/15/2013 (a)	795	572

NPC International, Inc.
9.500% due 05/01/2014	1,275	1,269

OPTI Canada, Inc.
7.875% due 12/15/2014	375	309
8.250% due 12/15/2014	1,280	1,061

Owens-Brockway Glass Container, Inc.
6.750% due 12/01/2014	100	103
8.250% due 05/15/2013	150	155

Pinnacle Foods Finance LLC
9.250% due 04/01/2015	4,050	4,131

Quebecor Media, Inc.
7.750% due 03/15/2016	2,650	2,657

Quicksilver Resources, Inc.
9.125% due 08/15/2019	3,650	3,832
11.750% due 01/01/2016	525	598

Quintiles Transnational Corp.
9.500% due 12/30/2014 (b)	500	504

Range Resources Corp.
7.500% due 10/01/2017	275	285

RH Donnelley, Inc.
11.750% due 05/15/2015 (a)	1,450	1,204

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,525	1,548

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)	4,275	4,296
9.875% due 05/15/2016	150	159

Sensata Technologies BV
8.000% due 05/01/2014	2,175	2,142

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	125	121

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	$500	$429

Sonat, Inc.
7.000% due 02/01/2018	500	491
7.625% due 07/15/2011	1,450	1,502

Southern Natural Gas Co.
5.900% due 04/01/2017	175	181

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	925	932
7.875% due 05/01/2012	100	108

Suburban Propane Partners LP
6.875% due 12/15/2013	221	222

SunGard Data Systems, Inc.
9.125% due 08/15/2013	4,001	4,121
10.625% due 05/15/2015	525	581

SUPERVALU, Inc.
8.000% due 05/01/2016	375	382

Teck Resources Ltd.
9.750% due 05/15/2014	1,325	1,535
10.250% due 05/15/2016	1,225	1,433
10.750% due 05/15/2019	4,450	5,340

TransCanada Pipelines Ltd.
6.350% due 05/15/2067	1,525	1,433

TRW Automotive, Inc.
7.000% due 03/15/2014	1,350	1,330
7.250% due 03/15/2017	1,030	1,004

United Airlines, Inc.
9.750% due 01/15/2017	2,300	2,346
10.400% due 11/01/2016	1,800	1,897

United Rentals North America, Inc.
6.500% due 02/15/2012	1,185	1,188

Unitymedia GmbH
10.375% due 02/15/2015	750	792

Verso Paper Holdings LLC
9.125% due 08/01/2014	1,725	1,656

Videotron Ltee
9.125% due 04/15/2018	200	221

West Corp.
9.500% due 10/15/2014	1,000	1,020

Williams Cos., Inc.
7.750% due 06/15/2031	200	220
7.875% due 09/01/2021	575	661

Williams Partners LP
7.250% due 02/01/2017	425	430

Wind Acquisition Finance S.A.
11.750% due 07/15/2017	3,650	4,006

Windstream Corp.
7.000% due 03/15/2019	300	282
7.875% due 11/01/2017	400	397
8.625% due 08/01/2016	2,985	3,052

WMG Acquisition Corp.
9.500% due 06/15/2016	1,250	1,345

Wynn Las Vegas LLC
6.625% due 12/01/2014	1,175	1,141

		192,389

UTILITIES 10.9%

AES Corp.
7.750% due 10/15/2015	1,505	1,535
8.000% due 06/01/2020	1,100	1,125
8.875% due 02/15/2011	500	524
9.750% due 04/15/2016	700	770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Axtel SAB de C.V.
9.000% due 09/22/2019	$500	$515

Berry Petroleum Co.
10.250% due 06/01/2014	1,025	1,120

CMS Energy Corp.
8.750% due 06/15/2019	300	330

Frontier Communications Corp.
6.625% due 03/15/2015	1,000	977
7.000% due 11/01/2025	725	600
7.125% due 03/15/2019	1,125	1,069
7.450% due 07/01/2035	250	204
8.250% due 05/01/2014	550	576
9.000% due 08/15/2031	1,025	1,012

Hawaiian Telcom Communications, Inc.
8.765% due 05/01/2013 (a)	950	21
9.750% due 05/01/2013 (a)	750	17

Homer City Funding LLC
8.734% due 10/01/2026	716	694

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	3,025	2,919

Knight, Inc.
5.150% due 03/01/2015	250	241

Midwest Generation LLC
8.560% due 01/02/2016	3,485	3,520

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,039

NRG Energy, Inc.
7.250% due 02/01/2014	750	761
7.375% due 02/01/2016	4,790	4,808
7.375% due 01/15/2017	1,575	1,583
8.500% due 06/15/2019	50	52

Penn Virginia Corp.
10.375% due 06/15/2016	1,075	1,177

Petroleum Co. of Trinidad & Tobago Ltd.
9.750% due 08/14/2019	3,700	4,158

Qwest Communications International, Inc.
7.250% due 02/15/2011	500	505
7.500% due 02/15/2014	897	905
8.000% due 10/01/2015	150	155

Qwest Corp.
7.500% due 06/15/2023	1,400	1,330
7.875% due 09/01/2011	725	763
8.375% due 05/01/2016	1,250	1,347
8.875% due 03/15/2012	4,325	4,671

Reliant Energy Mid-Atlantic Power Holdings LLC
9.237% due 07/02/2017	289	302
9.681% due 07/02/2026	300	308

RRI Energy, Inc.
7.875% due 06/15/2017	125	123

Sithe Independence Funding Corp.
9.000% due 12/30/2013	387	398

Sprint Capital Corp.
6.900% due 05/01/2019	5,380	4,976
7.625% due 01/30/2011	600	617
8.375% due 03/15/2012	325	338
8.750% due 03/15/2032	950	900

Sprint Nextel Corp.
6.000% due 12/01/2016	3,230	2,964
8.375% due 08/15/2017	350	359

Telesat LLC
11.000% due 11/01/2015	2,140	2,333
12.500% due 11/01/2017	400	442

Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,937	1,793

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Competitive Electric Holdings Co. LLC
10.500% due 11/01/2016 (b)(f)	$422	$300

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	600	622

Virgin Media Finance PLC
9.500% due 08/15/2016	1,000	1,079

		58,877

Total Corporate Bonds & Notes (Cost $397,477)		418,425

CONVERTIBLE BONDS & NOTES 0.1%

Nortel Networks Corp.
2.125% due 04/15/2014 (a)	1,000	684

Total Convertible Bonds & Notes (Cost $1,008)		684

MUNICIPAL BONDS & NOTES 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	23

Total Municipal Bonds & Notes (Cost $37)		23

MORTGAGE-BACKED SECURITIES 8.7%

Adjustable Rate Mortgage Trust
3.733% due 10/25/2035	427	218

American Home Mortgage Assets
0.421% due 05/25/2046	152	79
0.421% due 09/25/2046	56	27
0.441% due 10/25/2046	138	70
1.244% due 02/25/2047	77	36
1.464% due 11/25/2046	676	318
6.250% due 06/25/2037	398	229

American Home Mortgage Investment Trust
5.660% due 09/25/2045	43	34

Banc of America Alternative Loan Trust
0.631% due 05/25/2035	203	144

Banc of America Funding Corp.
5.520% due 03/20/2036	765	523

Bear Stearns Adjustable Rate Mortgage Trust
4.462% due 10/25/2035	4,600	3,901
5.436% due 05/25/2047	156	111

Bear Stearns Alt-A Trust
3.342% due 01/25/2035	14	9
5.778% due 11/25/2036	1,440	913

Chase Mortgage Finance Corp.
5.428% due 03/25/2037	62	49
5.997% due 03/25/2037	2,095	1,708

Citigroup Mortgage Loan Trust, Inc.
4.557% due 03/25/2034	22	21
5.671% due 07/25/2046	57	37
5.978% due 09/25/2037	241	169

Countrywide Alternative Loan Trust
0.411% due 05/25/2047	294	148
0.421% due 09/25/2046	81	38
0.428% due 12/20/2046	362	177
0.443% due 03/20/2046	160	79
0.443% due 07/20/2046	129	56
0.463% due 05/20/2046	236	113
0.563% due 11/20/2035	50	27
0.601% due 02/25/2037	680	246
1.544% due 12/25/2035	303	162
5.500% due 11/25/2035	7,200	4,977
5.636% due 10/25/2035	110	47

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.882% due 02/25/2037	$142	$97
6.000% due 11/25/2036	69	45
6.000% due 01/25/2037	215	142

Countrywide Home Loan Mortgage Pass-Through Trust
0.551% due 03/25/2035	483	280
5.749% due 05/20/2036	870	482
6.000% due 05/25/2036	897	748

Downey Savings & Loan Association Mortgage Loan Trust
0.483% due 03/19/2045	43	24

First Horizon Alternative Mortgage Securities
5.387% due 09/25/2035	148	102
6.000% due 05/25/2036	317	234

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	1,400	1,229

GSR Mortgage Loan Trust
3.598% due 04/25/2035	17	15
3.930% due 05/25/2035	3,332	2,447
5.156% due 01/25/2036	63	48
5.750% due 03/25/2036	776	657

Harborview Mortgage Loan Trust
0.413% due 07/19/2046	133	64
0.433% due 09/19/2046	55	28
0.473% due 03/19/2036	1,151	624
1.394% due 12/19/2036	58	22
5.750% due 08/19/2036	115	72

Indymac IMSC Mortgage Loan Trust
0.411% due 07/25/2047	82	38
6.000% due 07/25/2037	1,400	570

Indymac INDA Mortgage Loan Trust
5.646% due 03/25/2037	3,153	2,216

Indymac Index Mortgage Loan Trust
0.421% due 09/25/2046	116	57
0.431% due 06/25/2047	52	27
5.145% due 08/25/2035	245	166
5.263% due 09/25/2035	171	126
5.497% due 11/25/2035	471	337
5.587% due 05/25/2036	5,037	3,424

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	48	42

JPMorgan Mortgage Trust
6.000% due 08/25/2037	399	312

Luminent Mortgage Trust
0.401% due 12/25/2036	75	35
0.411% due 12/25/2036	58	28

MASTR Adjustable Rate Mortgages Trust
0.441% due 04/25/2046	40	18

Merrill Lynch Mortgage-Backed Securities Trust
5.781% due 04/25/2037	68	47

Morgan Stanley Capital I
5.332% due 12/15/2043	500	465

RBSCF Trust
6.068% due 09/17/2039	1,300	1,126

Residential Accredit Loans, Inc.
0.391% due 01/25/2037	2,629	1,365
0.561% due 03/25/2037	414	159
5.134% due 02/25/2035	83	55
5.227% due 03/25/2035	63	42
5.500% due 02/25/2036	842	546

Residential Asset Securitization Trust
0.631% due 01/25/2046	592	275
5.500% due 12/25/2035	1,441	1,087
6.000% due 05/25/2037	333	247

Structured Adjustable Rate Mortgage Loan Trust
5.197% due 09/25/2035	1,323	899

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments, Inc.
0.411% due 09/25/2047		$83	$43
0.421% due 07/25/2046		145	69
0.451% due 05/25/2046		60	29
0.451% due 09/25/2047		1,000	310
0.541% due 09/25/2045		131	73

SunTrust Alternative Loan Trust
0.581% due 04/25/2036		220	69

Thornburg Mortgage Securities Trust
0.351% due 10/25/2046		160	157
0.531% due 06/25/2047		1,815	1,798

WaMu Mortgage Pass-Through Certificates
1.304% due 04/25/2047		72	39
1.332% due 02/25/2047		136	74
1.332% due 03/25/2047		145	79
1.364% due 12/25/2046		66	37
5.280% due 01/25/2037		65	48
5.387% due 02/25/2037		148	105
5.563% due 12/25/2036		923	657
5.565% due 12/25/2036		10,488	7,019
5.635% due 05/25/2037		78	51
5.673% due 02/25/2037		70	44
5.721% due 10/25/2036		525	397
5.834% due 02/25/2037		69	47
5.920% due 09/25/2036		57	43

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.514% due 05/25/2046		57	28

Wells Fargo Mortgage-Backed Securities Trust
5.589% due 07/25/2036		68	52

Total Mortgage-Backed Securities (Cost $46,333)			47,003

ASSET-BACKED SECURITIES 0.8%

Argent Securities, Inc.
1.281% due 12/25/2033		349	265

Credit-Based Asset Servicing & Securitization LLC
0.301% due 01/25/2037		154	72

GSAMP Trust
0.381% due 08/25/2036		100	38

Lehman XS Trust
0.481% due 08/25/2046		598	1

MASTR Asset-Backed Securities Trust
0.441% due 11/25/2036		100	38

Mid-State Trust
7.791% due 03/15/2038		29	25

Morgan Stanley ABS Capital I
0.371% due 05/25/2037		100	40

Primus CLO Ltd.
0.517% due 07/15/2021		4,379	3,673

Structured Asset Securities Corp.
0.381% due 05/25/2037		201	156
0.531% due 06/25/2035		448	178

Total Asset-Backed Securities (Cost $4,701)			4,486

FOREIGN CURRENCY-DENOMINATED ISSUES 5.2%

American International Group, Inc.
0.883% due 04/26/2011	EUR	1,400	1,853
5.950% due 10/04/2010	GBP	1,000	1,575
8.625% due 05/22/2068		1,000	1,034

BAC Capital Trust VII
5.250% due 08/10/2035		200	221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
14.000% due 11/29/2049	GBP	5,330	$11,062

Bombardier, Inc.
7.250% due 11/15/2016	EUR	400	588

Chesapeake Energy Corp.
6.250% due 01/15/2017		625	820

CL Capital Trust I
7.047% due 09/29/2049		150	203

Intesa Sanpaolo SpA
8.047% due 06/29/2049		400	582

Lighthouse International Co. S.A.
8.000% due 04/30/2014		945	908

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016		1,500	2,322

RBS Capital Trust A
6.467% due 12/29/2049		350	238

Reynolds Group Issuer, Inc.
8.000% due 12/15/2016		75	102

Royal Bank of Scotland Group PLC
5.049% due 04/06/2011	GBP	469	705

Sensata Technologies BV
11.250% due 01/15/2014	EUR	900	1,316

Societe Generale
6.999% due 12/29/2049		150	198

UBS AG
7.152% due 12/29/2049		600	746

UPC Broadband Holding BV
4.218% due 12/31/2016		547	731
4.468% due 12/31/2017		395	530

UPC Holding BV
7.750% due 01/15/2014		600	843

Wind Acquisition Finance S.A.
11.000% due 12/01/2015		900	1,400

Total Foreign Currency-Denominated Issues (Cost $24,854)			27,977

		SHARES
COMMON STOCKS 0.1%

SemGroup Corp. (c)		7,116	183

SemGroup Corp. - Warrants Exp. 11/30/2014		7,490	34

Total Common Stocks (Cost $219)			217

CONVERTIBLE PREFERRED SECURITIES 0.6%

American International Group, Inc.
8.500% due 08/01/2011		24,275	275

Wells Fargo & Co.
7.500% due 12/31/2049		3,200	2,938

Total Convertible Preferred Securities (Cost $2,602)			3,213

PREFERRED STOCKS 0.1%

ABN AMRO North America Capital Funding Trust I
6.968% due 12/31/2049		800	453

Total Preferred Stocks (Cost $404)			453

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

COMMERCIAL PAPER 0.0%

Fannie Mae
0.105% due 01/13/2010	$300	$300

REPURCHASE AGREEMENTS 0.5%

Goldman Sachs & Co.
0.110% due 01/05/2010	1,000	1,000
(Dated 12/03/2009. Collateralized by Fannie Mae 5.500% due 09/01/2036 valued at $1,002. Repurchase proceeds are $1,000.)

JPMorgan Chase Bank N.A.
-0.020% due 01/04/2010	1,000	1,000
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $1,022. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	526	526
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $540. Repurchase proceeds are $526.)

		2,526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.1%
0.195% due 04/01/2010 (g)	$809	$808

U.S. TREASURY BILLS 0.7%
0.119% due 02/11/2010 - 03/18/2010 (d)(e)(g)	3,627	3,627

Total Short-Term Instruments (Cost $7,261)		7,261

Total Investments 97.5% (Cost $503,662)		$528,331

Written Options (i) (0.1%) (Premiums $1,019)		(685)

Other Assets and Liabilities (Net) 2.6%		14,468

Net Assets 100.0%		$542,114

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average rate.
(e)	Securities with an aggregate market value of $1,624 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $9,232 at a weighted average interest rate of 0.443%. On December 31, 2009, securities valued at $284 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $854 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	180	$299
90-Day Eurodollar June Futures	Long	06/2010	41	153
90-Day Eurodollar March Futures	Long	03/2010	31	2
90-Day Eurodollar September Futures	Long	09/2010	244	394
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	242	439

				$1,287

(h)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.914%	$100	$0	$1	$(1)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CSFB	5.000%	03/20/2014	3.678%	$1,000	$51	$(95)	$146
American Express Co.	DUB	5.000%	06/20/2014	0.808%	5,000	894	485	409
American International Group, Inc.	GSC	5.000%	09/20/2014	5.797%	200	(6)	(28)	22
American International Group, Inc.	UBS	5.000%	09/20/2014	5.797%	200	(6)	(28)	22
Berkshire Hathaway Finance Corp.	BOA	1.000%	09/20/2014	1.438%	2,000	(37)	(117)	80
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	1.438%	500	(9)	(29)	20

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  High Yield Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	1.472%	$700	$(15)	$(10)	$(5)
Berkshire Hathaway Finance Corp.	GSC	1.000%	06/20/2014	1.399%	400	(7)	(21)	14
Berkshire Hathaway Finance Corp.	GSC	1.000%	09/20/2014	1.438%	3,400	(63)	(177)	114
Brazil Government International Bond	BCLY	0.830%	09/20/2010	0.481%	1,900	9	0	9
CEMEX SAB de C.V.	DUB	7.750%	09/20/2010	5.758%	600	23	0	23
CEMEX SAB de C.V.	GSC	7.000%	09/20/2010	5.758%	1,000	32	0	32
CEMEX SAB de C.V.	GSC	7.050%	09/20/2010	5.758%	400	13	0	13
Chesapeake Energy Corp.	GSC	5.000%	09/20/2014	3.414%	800	55	(16)	71
Community Health Systems, Inc.	CITI	5.000%	09/20/2014	4.735%	200	3	(18)	21
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	4.255%	1,150	34	(105)	139
El Paso Corp.	CSFB	5.000%	12/20/2014	3.676%	2,500	150	(75)	225
El Paso Corp.	GSC	5.000%	09/20/2014	3.486%	5,200	343	(494)	837
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.578%	400	57	13	44
General Electric Capital Corp.	CITI	4.100%	12/20/2013	1.590%	900	85	0	85
General Electric Capital Corp.	CITI	3.250%	03/20/2014	1.597%	1,100	72	0	72
General Electric Capital Corp.	CITI	5.000%	06/20/2014	1.578%	800	114	23	91
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.578%	5,200	740	(58)	798
General Electric Capital Corp.	MSC	1.000%	12/20/2014	1.589%	1,600	(42)	(88)	46
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	2.080%	550	67	(56)	123
GMAC, Inc.	DUB	5.000%	03/20/2012	3.950%	200	5	(31)	36
GMAC, Inc.	MSC	6.560%	12/20/2012	4.076%	1,500	100	0	100
HCA, Inc.	BOA	5.000%	03/20/2014	3.046%	1,000	68	(150)	218
Indonesia Government International Bond	DUB	1.950%	09/20/2014	1.749%	1,000	9	0	9
Indonesia Government International Bond	JPM	1.950%	09/20/2014	1.749%	2,000	19	0	19
Indonesia Government International Bond	MSC	1.980%	09/20/2014	1.749%	1,000	11	0	11
Indonesia Government International Bond	RBS	1.580%	09/20/2010	1.014%	1,000	5	0	5
MetLife, Inc.	JPM	5.000%	06/20/2014	1.473%	5,000	740	(69)	809
Mexico Government International Bond	BCLY	1.070%	09/20/2010	0.560%	1,900	13	0	13
Mexico Government International Bond	JPM	1.020%	09/20/2010	0.560%	1,100	7	0	7
NRG Energy, Inc.	GSC	4.200%	09/20/2013	4.180%	100	0	0	0
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	1.343%	2,500	405	(36)	441
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	4.211%	600	(14)	0	(14)
RRI Energy, Inc.	CITI	5.000%	09/20/2014	5.482%	1,100	(18)	(121)	103
RRI Energy, Inc.	DUB	5.000%	09/20/2014	5.482%	100	(2)	(15)	13
RRI Energy, Inc.	GSC	5.000%	09/20/2014	5.482%	300	(5)	(56)	51
RRI Energy, Inc.	MSC	5.000%	12/20/2014	5.646%	300	(7)	(30)	23
SLM Corp.	BCLY	5.000%	12/20/2013	4.981%	750	2	(82)	84
SLM Corp.	BOA	5.000%	12/20/2010	3.754%	5,000	69	(216)	285
SLM Corp.	BOA	5.000%	12/20/2011	4.205%	1,800	30	(144)	174
SLM Corp.	BOA	5.000%	09/20/2014	5.138%	800	(3)	(112)	109
SLM Corp.	DUB	5.000%	06/20/2010	3.511%	600	5	(35)	40
SLM Corp.	DUB	5.000%	06/20/2012	4.373%	500	8	(65)	73
SLM Corp.	DUB	5.000%	09/20/2014	5.138%	500	(2)	(56)	54
SLM Corp.	GSC	5.000%	06/20/2010	3.511%	1,200	11	(72)	83
SLM Corp.	UBS	5.000%	03/20/2010	3.510%	100	1	(4)	5

						$4,014	$(2,188)	$6,202

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$940	$(8)	$52	$(60)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	376	(3)	48	(51)
CDX.HY-12 5-Year Index	JPM	(5.000%	)	06/20/2014	1,222	(11)	66	(77)
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	2,350	(21)	117	(138)
CDX.HY-12 5-Year Index	RBS	(5.000%	)	06/20/2014	1,222	(11)	62	(73)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	1,128	(10)	58	(68)
CDX.HY-13 5-Year Index	RBS	(5.000%	)	12/20/2014	1,980	10	150	(140)

						$(54)	$553	$(607)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE AAA 07-1 Index	CSFB	0.090%	08/25/2037	$1,000	$(653)	$(700)	$47
CDX.HY-9 3-Year Index 25-35%	MLP	4.530%	12/20/2010	3,500	156	0	156
CDX.HY-9 3-Year Index 35-100%	MLP	1.550%	12/20/2010	578	9	0	9
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	1,061	20	0	20

					$(468)	$(700)	$232

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	34,100	$(920)	$(76)	$(844)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		3,400	(89)	(24)	(65)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		20,700	(308)	(25)	(283)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,800	78	12	66
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		2,200	96	8	88
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,800	78	12	66

							$(1,065)	$(93)	$(972)

(i)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$119.000	01/22/2010	4	$1	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	117.500	02/19/2010	1	0	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	120.000	02/19/2010	64	22	2
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	4	2	5
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/19/2010	1	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	65	21	70

				$47	$78

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$1,900	$17	$1
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,900	10	31
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,500	23	3
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,500	11	29
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	7,000	71	13
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,000	9	2
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	16	19
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	1,000	9	2
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	700	7	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	700	17	13
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	900	4	1
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	600	6	1
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	300	4	3

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments  High Yield Portfolio  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$600	$14	$11
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	6,000	28	6
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,700	25	5
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	6,000	34	66
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,400	34	27
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,300	7	6
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,600	23	18
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,600	55	49
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	6,000	61	11
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	22,000	231	57
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	5,000	28	4
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	6,000	34	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	9,500	39	3
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	11,100	86	183
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,300	11	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,400	21	4
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,300	6	14
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	4,000	31	22

							$972	$607

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	0	$124,500	EUR	0	$3,427
Sales	2,388	265,200		1,800	2,254
Closing Buys	(2,061)	(278,900)		(1,800)	(4,600)
Expirations	(188)	0		0	(62)
Exercised	0	0		0	0

Balance at 12/31/2009	139	$110,800	EUR	0	$1,019

(j)	Restricted securities as of December 31, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$430	$421	0.08%

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	526	02/2010	DUB	$10	$0	$10
Buy		1,312	02/2010	HSBC	43	0	43
Buy	CNY	2,642	03/2010	BCLY	0	(3)	(3)
Sell		889	03/2010	BCLY	1	0	1
Sell		1,432	03/2010	CITI	1	0	1
Buy		4,829	03/2010	DUB	0	(7)	(7)
Sell		3,685	03/2010	DUB	2	0	2
Sell		1,466	03/2010	MSC	1	0	1
Buy		1,940	06/2010	BCLY	0	0	0
Buy		808	06/2010	CITI	0	0	0
Buy		348	06/2010	DUB	0	0	0
Buy		2,516	06/2010	HSBC	0	0	0
Buy		869	11/2010	BCLY	0	(1)	(1)
Buy		1,400	11/2010	CITI	0	(2)	(2)
Buy		3,616	11/2010	DUB	0	(6)	(6)
Buy		1,429	11/2010	MSC	0	(3)	(3)
Sell	EUR	2,699	02/2010	RBS	137	0	137
Sell		7,141	03/2010	GSC	137	0	137
Sell	GBP	9,541	01/2010	CITI	458	0	458

					$790	$(22)	$768

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$417,795	$630	$418,425
Mortgage-Backed Securities	0	47,003	0	47,003
Foreign Currency-Denominated Issues	0	27,977	0	27,977
Other Investments +++	3,213	27,824	3,889	34,926

Investments, at value	$3,213	$520,599	$4,519	$528,331
Financial Derivative Instruments ++++	$1,287	$4,937	$0	$6,224

Total	$4,500	$525,536	$4,519	$534,555

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
Corporate Bonds & Notes	$2,056	$(1,407)	$32	$(184)	$133	$0	$630	$(91)
Foreign Currency-Denominated Issues	973	(1,248)	0	2	977	(705)	0	0
Other Investments +++	0	3,802	15	7	65	0	3,889	65

Investments, at value	$3,029	$1,147	$47	$(175)	$1,175	$(705)	$4,519	$(26)
Total	$3,029	$1,147	$47	$(175)	$1,175	$(705)	$4,519	$(26)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$790	$0	$0	$0	$790
Unrealized appreciation on swap agreements	221	0	6,452	0	0	6,673

	$221	$790	$6,452	$0	$0	$7,463

Liabilities:
Written options outstanding	$685	$0	$0	$0	$0	$685
Variation margin payable ^^	63	0	0	0	0	63
Unrealized depreciation on foreign currency contracts	0	22	0	0	0	22
Unrealized depreciation on swap agreements	1,192	0	627	0	0	1,819

	$1,940	$22	$627	$0	$0	$2,589

See Accompanying Notes	Annual Report	December 31, 2009	17

Schedule of Investments High Yield Portfolio (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$16,472	$0	$0	$0	$0	$16,472
Net realized (loss) on futures contracts, written options and swaps	(16,812)	0	(2,375)	(31)	0	(19,218)
Net realized (loss) on foreign currency transactions	0	(3,192)	0	0	0	(3,192)

	$(340)	$(3,192)	$(2,375)	$(31)	$0	$(5,938)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(15,671)	$0	$0	$0	$0	$(15,671)
Net change in unrealized appreciation on futures contracts, written options and swaps	20,716	0	9,799	109	0	30,624
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,856	0	0	0	2,856

	$5,045	$2,856	$9,799	$109	$0	$17,809

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,287 as reported in the Notes to Schedule of Investments.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the

U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are

20	PIMCO Variable Insurance Trust

December 31, 2009

structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

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Notes to Financial Statements (Cont.)

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation

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December 31, 2009

risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining

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December 31, 2009

approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer,

referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)

and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the

Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$67

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$205,640	$205,664	$0	$0	$40	$24
8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$202,052	$199,046	$678,793	$514,909

26	PIMCO Variable Insurance Trust

December 31, 2009

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	196	$1,223	93	$648
Administrative Class	45,120	280,287	22,379	148,686
Advisor Class	1,868	12,112	556	3,579
Issued as reinvestment of distributions
Institutional Class	35	229	27	189
Administrative Class	5,396	34,816	4,487	31,033
Advisor Class	40	268	5	33
Cost of shares redeemed
Institutional Class	(132)	(834)	(73)	(522)
Administrative Class	(33,921)	(206,405)	(26,730)	(188,671)
Advisor Class	(1,173)	(7,375)	(283)	(2,064)
Net increase (decrease) resulting from Portfolio share transactions	17,429	$114,321	461	$(7,089)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	98
Administrative Class	5	80	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$0	$0	$28,215	$(2,448)	$(55,514)	$(1,201)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies, unamortized premium on convertible bonds, and contingent payment debt instruments.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$12,717	$42,797

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$505,322	$38,486	$(15,477)	$23,009

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies, unamortized premium on convertible bonds and contingent payment debt instruments.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)
12/31/2009	$35,312	$0	$244
12/31/2008	28,524	1,008	1,723

(6)	Includes short-term capital gains, if any, distributed.
(7)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	HSBC	HSBC Bank USA	UBS	UBS Warburg LLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD	United States Dollar
CNY	Chinese Renminbi	GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	ISDA	International Swaps and Derivatives Association, Inc.

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

1.32%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.32%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

36	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Corporate Bonds & Notes	79.2%
Mortgage-Backed Securities	8.9%
Foreign Currency-Denominated Issues	5.3%
Bank Loan Obligations	3.5%
Short-Term Instruments	1.4%
Other	1.7%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (07/01/02)
PIMCO High Yield Portfolio Institutional Class	40.47%	4.90%	7.94%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	46.06%	5.49%	8.39%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 06/30/02.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Institutional Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,214.60	$1,022.18
Expenses Paid During Period†	$3.35	$3.06

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to investment-grade corporate securities, which significantly underperformed their lower-rated counterparts over the reporting period, was a material detractor from relative performance.

»	An underweight to credits within the broadcasters sector, the top performing industry category, detracted from performance.

»	As homebuilders and real estate corporate bonds outperformed, an underweight to both sectors detracted from performance.

»	An overweight to the utilities sector, which was among the worst performing industries during the reporting period, detracted from performance.

»	An overweight to the finance sector, which performed well during the reporting period, was a strong contributor to relative returns.

»	An underweight to consumer non-cyclicals, such as the food and beverage sectors, benefited performance as both sectors underperformed during the reporting period.

»	With strong high-yield returns driven by a lower-quality rally within the high-yield asset class, exposure to CCC-rated issues added to performance over the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Institutional Class
Net asset value beginning of year	$5.66	$8.05	$8.34	$8.19	$8.40
Net investment income (a)	0.56	0.55	0.57	0.58	0.55
Net realized/unrealized gain (loss) on investments	1.62	(2.34)	(0.27)	0.15	(0.21)
Total income (loss) from investment operations	2.18	(1.79)	0.30	0.73	0.34
Dividends from net investment income	(0.56)	(0.55)	(0.59)	(0.58)	(0.55)
Distributions from net realized capital gains	0.00	(0.02)	0.00	0.00	0.00
Tax basis return of capital	0.00	(0.03)	0.00	0.00	0.00
Total distributions	(0.56)	(0.60)	(0.59)	(0.58)	(0.55)
Net asset value end of year	$7.28	$5.66	$8.05	$8.34	$8.19
Total return	40.47%	(23.39)%	3.66%	9.24%	4.26%
Net assets end of year (000s)	$3,284	$1,992	$2,456	$1,963	$687
Ratio of expenses to average net assets	0.61%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	8.69%	7.74%	6.99%	7.05%	6.68%
Portfolio turnover rate	181%	313%	131%	81%	109%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$525,805
Repurchase agreements, at value	2,526
Cash	340
Foreign currency, at value	1,541
Receivable for investments sold	2,945
Receivable for Portfolio shares sold	1,757
Interest and dividends receivable	9,362
Swap premiums paid	1,149
Unrealized appreciation on foreign currency contracts	790
Unrealized appreciation on swap agreements	6,673
552,888

Liabilities:
Payable for reverse repurchase agreements	$222
Payable for investments purchased	239
Payable for Portfolio shares redeemed	78
Written options outstanding	685
Deposits from counterparty	3,710
Accrued related party fees	360
Variation margin payable	63
Swap premiums received	3,576
Unrealized depreciation on foreign currency contracts	22
Unrealized depreciation on swap agreements	1,819
10,774

Net Assets	$542,114

Net Assets Consist of:
Paid in capital	$573,062
(Overdistributed) net investment income	(4,102)
Accumulated undistributed net realized (loss)	(58,722)
Net unrealized appreciation	31,876
$542,114

Net Assets:
Institutional Class	$3,284
Administrative Class	531,066
Advisor Class	7,764

Shares Issued and Outstanding:
Institutional Class	451
Administrative Class	72,935
Advisor Class	1,066

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.28
Administrative Class	7.28
Advisor Class	7.28

Cost of Investments Owned	$501,136
Cost of Repurchase Agreements Owned	$2,526
Cost of Foreign Currency Held	$1,561
Premiums Received on Written Options	$1,019

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$37,465
Dividends	470
Dividends from Affiliate investments	40
Total Income	37,975

Expenses:
Investment advisory fees	1,027
Supervisory and administrative fees	1,439
Servicing fees – Administrative Class	608
Distribution and/or servicing fees – Advisor Class	8
Trustees' fees	7
Interest expense	24
Total Expenses	3,113

Net Investment Income	34,862

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(19,974)
Net realized gain on Affiliate investments	24
Net realized (loss) on futures contracts, written options and swaps	(19,218)
Net realized (loss) on foreign currency transactions	(2,971)
Net change in unrealized appreciation on investments	114,567
Net change in unrealized appreciation on futures contracts, written options and swaps	30,624
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,818
Net Gain	105,870

Net Increase in Net Assets Resulting from Operations	$140,732

*Foreign tax withholdings	$4

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$34,862	$29,052
Net realized (loss)	(42,163)	(16,108)
Net realized gain on Affiliate investments	24	0
Net change in unrealized appreciation (depreciation)	148,009	(107,156)
Net increase (decrease) resulting from operations	140,732	(94,212)

Distributions to Shareholders:
From net investment income
Institutional Class	(228)	(173)
Administrative Class	(34,817)	(28,321)
Advisor Class	(267)	(30)
From net realized capital gains
Institutional Class	0	(6)
Administrative Class	0	(1,001)
Advisor Class	0	(1)
Tax basis return of capital
Institutional Class	(1)	(10)
Administrative Class	(241)	(1,711)
Advisor Class	(2)	(2)

Total Distributions	(35,556)	(31,255)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,223	648
Administrative Class	280,287	148,686
Advisor Class	12,112	3,579
Issued as reinvestment of distributions
Institutional Class	229	189
Administrative Class	34,816	31,033
Advisor Class	268	33
Cost of shares redeemed
Institutional Class	(834)	(522)
Administrative Class	(206,405)	(188,671)
Advisor Class	(7,375)	(2,064)
Net increase (decrease) resulting from Portfolio share transactions	114,321	(7,089)

Total Increase (Decrease) in Net Assets	219,497	(132,556)

Net Assets:
Beginning of year	322,617	455,173
End of year*	$542,114	$322,617

*Including (overdistributed) net investment income of:	$(4,102)	$(315)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.4%

CIT Group, Inc.
9.500% due 01/18/2012 (a)	$2,200	$2,260

CSC Holdings LLC
10.500% due 08/01/2013	500	531

First Data Corp.
2.982% due 09/24/2014	904	804
2.999% due 09/24/2014	28	24
3.001% due 09/24/2014	51	46

Ford Motor Co.
3.240% due 12/15/2013	197	183
3.290% due 12/15/2013	3,210	2,982

Freescale Semiconductor, Inc.
12.500% due 12/15/2014	166	172

Ineos Group Holdings PLC
7.001% due 10/07/2012	659	587

Texas Competitive Electric Holdings Co. LLC
3.735% due 10/10/2014	11,433	9,230
3.751% due 10/10/2014	75	61
3.775% due 10/10/2014	972	792
3.782% due 10/10/2014	65	52

Tribune Co.
5.000% due 06/04/2024 (a)	282	161
5.250% due 06/04/2014 (a)	1,358	704

Total Bank Loan Obligations (Cost $18,766)		18,589

CORPORATE BONDS & NOTES 77.2%

BANKING & FINANCE 30.8%

AES Ironwood LLC
8.857% due 11/30/2025	2,320	2,308

AES Red Oak LLC
8.540% due 11/30/2019	1,204	1,207
9.200% due 11/30/2029	100	94

AgriBank FCB
9.125% due 07/15/2019	6,785	7,468

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	250	255

American General Finance Corp.
4.625% due 09/01/2010	2,300	2,229

American International Group, Inc.
4.950% due 03/20/2012	925	906
5.375% due 10/18/2011	375	373
5.450% due 05/18/2017	1,875	1,520
5.850% due 01/16/2018	1,200	986
8.175% due 05/15/2068	900	601
8.250% due 08/15/2018	5,525	5,195

BAC Capital Trust VI
5.625% due 03/08/2035	500	402

Bank of America Corp.
8.125% due 12/29/2049	200	193

Barclays Bank PLC
7.434% due 09/29/2049	7,400	6,845
10.179% due 06/12/2021	1,580	2,043

Caelus Re Ltd.
6.504% due 06/07/2011	250	244

Capital One Bank USA N.A.
8.800% due 07/15/2019	2,200	2,604

Capital One Capital V
10.250% due 08/15/2039	3,600	4,196

CIT Group, Inc.
7.000% due 05/01/2013	1,350	1,269
7.000% due 05/01/2014	376	350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/01/2015	$376	$338
7.000% due 05/01/2016	626	554
7.000% due 05/01/2017	876	765

Citigroup Capital XXI
8.300% due 12/21/2077	1,675	1,621

Citigroup, Inc.
5.000% due 09/15/2014	100	97
8.125% due 07/15/2039	7,400	8,377

Corp GEO SAB de C.V.
8.875% due 09/25/2014	250	259

Countrywide Capital III
8.050% due 06/15/2027	1,800	1,691

Credit Agricole S.A.
8.375% due 10/29/2049	6,500	6,912

Discover Bank
8.700% due 11/18/2019	3,550	3,810

El Paso Performance-Linked Trust
7.750% due 07/15/2011	1,500	1,545

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019	3,750	4,228

Ford Motor Credit Co. LLC
3.034% due 01/13/2012	4,700	4,377
7.000% due 10/01/2013	1,525	1,524
7.500% due 08/01/2012	300	303
7.875% due 06/15/2010	500	508
8.000% due 06/01/2014	8,000	8,222
8.000% due 12/15/2016	3,425	3,434
9.875% due 08/10/2011	1,525	1,597
12.000% due 05/15/2015	250	290

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	775	856

General Electric Capital Corp.
6.875% due 01/10/2039	900	932

Genworth Financial, Inc.
8.625% due 12/15/2016	1,800	1,870

GMAC LLC
6.625% due 05/15/2012	225	220
6.750% due 12/01/2014	100	95
6.875% due 09/15/2011	2,600	2,574
8.000% due 11/01/2031	2,525	2,277

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	1,800	1,856

HBOS PLC
6.750% due 05/21/2018	900	836

HCP, Inc.
6.000% due 01/30/2017	500	471
6.300% due 09/15/2016	500	489
7.072% due 06/08/2015	125	128

HSBC Finance Capital Trust IX
5.911% due 11/30/2035	300	249

International Lease Finance Corp.
0.482% due 05/24/2010	175	170
5.000% due 04/15/2010	250	246
5.350% due 03/01/2012	2,300	1,998
5.400% due 02/15/2012	2,300	2,001
5.625% due 09/15/2010	800	792
5.750% due 06/15/2011	5,000	4,596
5.875% due 05/01/2013	300	239
6.625% due 11/15/2013	5,625	4,532

Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)	7,500	1,500
3.151% due 04/04/2016 (a)	400	80
5.000% due 01/14/2011 (a)	1,800	360
5.625% due 01/24/2013 (a)	775	163
6.625% due 01/18/2012 (a)	125	25
6.750% due 12/28/2017 (a)	1,250	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 05/02/2018 (a)	$500	$106
7.500% due 05/11/2038 (a)	1,025	0

NSG Holdings LLC
7.750% due 12/15/2025	2,125	1,913

Rabobank Nederland NV
11.000% due 06/29/2049	6,075	7,428

Regions Bank
7.500% due 05/15/2018	3,625	3,319

Regions Financial Corp.
0.421% due 06/26/2012	2,600	2,338
7.375% due 12/10/2037	4,325	3,549
7.750% due 11/10/2014	3,550	3,505

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049	250	139
7.640% due 03/29/2049	2,200	1,189

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,100	1,890

SLM Corp.
0.442% due 07/26/2010	300	294
0.512% due 10/25/2011	1,350	1,264
0.582% due 01/27/2014	1,025	792
0.834% due 01/31/2014	400	313
5.000% due 10/01/2013	900	829
5.000% due 06/15/2018	450	346
5.125% due 08/27/2012	325	305
5.375% due 05/15/2014	300	277
8.450% due 06/15/2018	1,625	1,606

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	400	417

Societe Generale
5.922% due 04/29/2049	350	273

Tenneco, Inc.
8.125% due 11/15/2015	250	254

TNK-BP Finance S.A.
6.625% due 03/20/2017	500	491
7.500% due 07/18/2016	1,000	1,030

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	675	703

UBS Preferred Funding Trust V
6.243% due 05/29/2049	660	523

Ventas Realty LP
6.500% due 06/01/2016	1,700	1,649
6.750% due 04/01/2017	420	408
7.125% due 06/01/2015	293	294

Wells Fargo Capital XIII
7.700% due 12/29/2049	6,100	5,948

Wells Fargo Capital XV
9.750% due 12/31/2049	2,300	2,472

		167,159

INDUSTRIALS 35.5%

Actuant Corp.
6.875% due 06/15/2017	300	287

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	1,250	1,244

Allison Transmission, Inc.
11.000% due 11/01/2015	1,455	1,535

Altria Group, Inc.
9.250% due 08/06/2019	650	793

American Airlines Pass-Through Trust 2001-02
7.858% due 04/01/2013	100	100

American Airlines, Inc.
10.500% due 10/15/2012	900	945

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Stores Co.
7.100% due 03/20/2028	$50	$41
8.000% due 06/01/2026	1,375	1,262

AmeriGas Partners LP
7.125% due 05/20/2016	1,305	1,312
7.250% due 05/20/2015	1,050	1,055

ARAMARK Corp.
3.781% due 02/01/2015	1,225	1,127
8.500% due 02/01/2015	825	854

ArvinMeritor, Inc.
8.125% due 09/15/2015	1,940	1,862
8.750% due 03/01/2012	1,550	1,581

Berry Plastics Corp.
5.034% due 02/15/2015	2,125	1,952

Biomet, Inc.
10.375% due 10/15/2017 (b)	4,865	5,303
11.625% due 10/15/2017	3,965	4,401

Cascades, Inc.
7.250% due 02/15/2013	1,425	1,446

CC Holdings GS V LLC
7.750% due 05/01/2017	750	803

Chart Industries, Inc.
9.125% due 10/15/2015	425	427

Chesapeake Energy Corp.
6.875% due 01/15/2016	100	101
7.000% due 08/15/2014	250	254
7.250% due 12/15/2018	350	354
7.500% due 06/15/2014	325	333
9.500% due 02/15/2015	5,600	6,174

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015	950	948
7.750% due 05/15/2017	1,450	1,446
9.500% due 05/15/2016	1,325	1,424

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017	1,000	1,032

Colorado Interstate Gas Co.
5.950% due 03/15/2015	300	317

Community Health Systems, Inc.
8.875% due 07/15/2015	2,825	2,931

Continental Airlines, Inc.
6.920% due 04/02/2013 (j)	452	421
7.373% due 06/15/2017	207	183

Continental Resources, Inc.
8.250% due 10/01/2019	50	53

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012 (a)	950	905

Crown Americas LLC
7.625% due 05/15/2017	2,050	2,137

CSC Holdings, Inc.
6.750% due 04/15/2012	475	493
7.625% due 04/01/2011	1,650	1,712
7.625% due 07/15/2018	2,575	2,665
7.875% due 02/15/2018	1,800	1,872
8.500% due 04/15/2014	400	428
8.500% due 06/15/2015	725	776
8.625% due 02/15/2019	50	54

DaVita, Inc.
6.625% due 03/15/2013	200	202

Delta Air Lines, Inc.
9.500% due 09/15/2014	1,000	1,044

Dex Media West LLC
9.875% due 08/15/2013 (a)	2,070	657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
6.625% due 10/01/2014	$1,175	$1,188
7.000% due 10/01/2013	175	181
7.125% due 02/01/2016	4,055	4,161
7.750% due 05/31/2015	690	726
7.875% due 09/01/2019	150	158

Dynegy Holdings, Inc.
7.625% due 10/15/2026	325	226

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	207	207

Dynegy Roseton/Danskammer Pass-Through Trust Series B
7.670% due 11/08/2016	1,650	1,592

El Paso Corp.
7.000% due 06/15/2017	475	473
7.250% due 06/01/2018	500	496
7.800% due 08/01/2031	1,150	1,088
8.050% due 10/15/2030	780	740

Enterprise Products Operating LLC
8.375% due 08/01/2066	4,950	4,832

First Data Corp.
9.875% due 09/24/2015	3,275	3,070

Ford Motor Co.
9.215% due 09/15/2021	200	187

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	555	606
8.375% due 04/01/2017	2,630	2,884

Freescale Semiconductor, Inc.
9.125% due 12/15/2014 (b)	1,053	936

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	1,000	1,041

Georgia-Pacific LLC
7.000% due 01/15/2015	1,250	1,272
7.125% due 01/15/2017	375	382
7.250% due 06/01/2028	150	140
7.375% due 12/01/2025	4,520	4,339
7.700% due 06/15/2015	800	844
8.000% due 01/15/2024	1,775	1,819
8.250% due 05/01/2016	2,025	2,157
8.875% due 05/15/2031	200	213

Goodyear Tire & Rubber Co.
9.000% due 07/01/2015	325	340
10.500% due 05/15/2016	950	1,055

Harrah's Operating Co., Inc.
10.000% due 12/15/2018	1,792	1,447

HCA, Inc.
7.190% due 11/15/2015	180	168
8.500% due 04/15/2019	800	866
9.125% due 11/15/2014	875	925
9.250% due 11/15/2016	5,500	5,919
9.625% due 11/15/2016 (b)	3,450	3,743
9.875% due 02/15/2017	1,275	1,415

Intelsat Corp.
9.250% due 08/15/2014	700	723
9.250% due 06/15/2016	1,350	1,401

Intelsat Subsidiary Holding Co. Ltd.
8.875% due 01/15/2015	50	52

Intergen NV
9.000% due 06/30/2017	2,680	2,807

JC Penney Corp., Inc.
5.750% due 02/15/2018	450	446
7.125% due 11/15/2023	175	174
7.950% due 04/01/2017	950	1,043

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JET Equipment Trust
7.630% due 08/15/2012 (a)	$54	$30
10.000% due 06/15/2012 (a)	324	178

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	1,000	1,043

Kansas City Southern Railway
8.000% due 06/01/2015	200	208

Legrand France S.A.
8.500% due 02/15/2025	975	1,021

Lender Processing Services, Inc.
8.125% due 07/01/2016	275	294

MGM Mirage
10.375% due 05/15/2014	75	82
11.125% due 11/15/2017	150	167

Motorola, Inc.
6.000% due 11/15/2017	575	557
8.000% due 11/01/2011	375	401

Nalco Co.
8.875% due 11/15/2013	875	906

New Albertson's, Inc.
7.450% due 08/01/2029	2,415	2,083

Newfield Exploration Co.
6.625% due 09/01/2014	100	102
7.125% due 05/15/2018	1,075	1,091

Norampac Industries, Inc.
6.750% due 06/01/2013	875	886

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	425	452

Nortel Networks Ltd.
9.002% due 07/15/2011 (a)	765	536
10.125% due 07/15/2013 (a)	795	572

NPC International, Inc.
9.500% due 05/01/2014	1,275	1,269

OPTI Canada, Inc.
7.875% due 12/15/2014	375	309
8.250% due 12/15/2014	1,280	1,061

Owens-Brockway Glass Container, Inc.
6.750% due 12/01/2014	100	103
8.250% due 05/15/2013	150	155

Pinnacle Foods Finance LLC
9.250% due 04/01/2015	4,050	4,131

Quebecor Media, Inc.
7.750% due 03/15/2016	2,650	2,657

Quicksilver Resources, Inc.
9.125% due 08/15/2019	3,650	3,832
11.750% due 01/01/2016	525	598

Quintiles Transnational Corp.
9.500% due 12/30/2014 (b)	500	504

Range Resources Corp.
7.500% due 10/01/2017	275	285

RH Donnelley, Inc.
11.750% due 05/15/2015 (a)	1,450	1,204

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,525	1,548

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)	4,275	4,296
9.875% due 05/15/2016	150	159

Sensata Technologies BV
8.000% due 05/01/2014	2,175	2,142

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	125	121

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	$500	$429

Sonat, Inc.
7.000% due 02/01/2018	500	491
7.625% due 07/15/2011	1,450	1,502

Southern Natural Gas Co.
5.900% due 04/01/2017	175	181

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	925	932
7.875% due 05/01/2012	100	108

Suburban Propane Partners LP
6.875% due 12/15/2013	221	222

SunGard Data Systems, Inc.
9.125% due 08/15/2013	4,001	4,121
10.625% due 05/15/2015	525	581

SUPERVALU, Inc.
8.000% due 05/01/2016	375	382

Teck Resources Ltd.
9.750% due 05/15/2014	1,325	1,535
10.250% due 05/15/2016	1,225	1,433
10.750% due 05/15/2019	4,450	5,340

TransCanada Pipelines Ltd.
6.350% due 05/15/2067	1,525	1,433

TRW Automotive, Inc.
7.000% due 03/15/2014	1,350	1,330
7.250% due 03/15/2017	1,030	1,004

United Airlines, Inc.
9.750% due 01/15/2017	2,300	2,346
10.400% due 11/01/2016	1,800	1,897

United Rentals North America, Inc.
6.500% due 02/15/2012	1,185	1,188

Unitymedia GmbH
10.375% due 02/15/2015	750	792

Verso Paper Holdings LLC
9.125% due 08/01/2014	1,725	1,656

Videotron Ltee
9.125% due 04/15/2018	200	221

West Corp.
9.500% due 10/15/2014	1,000	1,020

Williams Cos., Inc.
7.750% due 06/15/2031	200	220
7.875% due 09/01/2021	575	661

Williams Partners LP
7.250% due 02/01/2017	425	430

Wind Acquisition Finance S.A.
11.750% due 07/15/2017	3,650	4,006

Windstream Corp.
7.000% due 03/15/2019	300	282
7.875% due 11/01/2017	400	397
8.625% due 08/01/2016	2,985	3,052

WMG Acquisition Corp.
9.500% due 06/15/2016	1,250	1,345

Wynn Las Vegas LLC
6.625% due 12/01/2014	1,175	1,141

		192,389

UTILITIES 10.9%

AES Corp.
7.750% due 10/15/2015	1,505	1,535
8.000% due 06/01/2020	1,100	1,125
8.875% due 02/15/2011	500	524
9.750% due 04/15/2016	700	770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Axtel SAB de C.V.
9.000% due 09/22/2019	$500	$515

Berry Petroleum Co.
10.250% due 06/01/2014	1,025	1,120

CMS Energy Corp.
8.750% due 06/15/2019	300	330

Frontier Communications Corp.
6.625% due 03/15/2015	1,000	977
7.000% due 11/01/2025	725	600
7.125% due 03/15/2019	1,125	1,069
7.450% due 07/01/2035	250	204
8.250% due 05/01/2014	550	576
9.000% due 08/15/2031	1,025	1,012

Hawaiian Telcom Communications, Inc.
8.765% due 05/01/2013 (a)	950	21
9.750% due 05/01/2013 (a)	750	17

Homer City Funding LLC
8.734% due 10/01/2026	716	694

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	3,025	2,919

Knight, Inc.
5.150% due 03/01/2015	250	241

Midwest Generation LLC
8.560% due 01/02/2016	3,485	3,520

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,039

NRG Energy, Inc.
7.250% due 02/01/2014	750	761
7.375% due 02/01/2016	4,790	4,808
7.375% due 01/15/2017	1,575	1,583
8.500% due 06/15/2019	50	52

Penn Virginia Corp.
10.375% due 06/15/2016	1,075	1,177

Petroleum Co. of Trinidad & Tobago Ltd.
9.750% due 08/14/2019	3,700	4,158

Qwest Communications International, Inc.
7.250% due 02/15/2011	500	505
7.500% due 02/15/2014	897	905
8.000% due 10/01/2015	150	155

Qwest Corp.
7.500% due 06/15/2023	1,400	1,330
7.875% due 09/01/2011	725	763
8.375% due 05/01/2016	1,250	1,347
8.875% due 03/15/2012	4,325	4,671

Reliant Energy Mid-Atlantic Power Holdings LLC
9.237% due 07/02/2017	289	302
9.681% due 07/02/2026	300	308

RRI Energy, Inc.
7.875% due 06/15/2017	125	123

Sithe Independence Funding Corp.
9.000% due 12/30/2013	387	398

Sprint Capital Corp.
6.900% due 05/01/2019	5,380	4,976
7.625% due 01/30/2011	600	617
8.375% due 03/15/2012	325	338
8.750% due 03/15/2032	950	900

Sprint Nextel Corp.
6.000% due 12/01/2016	3,230	2,964
8.375% due 08/15/2017	350	359

Telesat LLC
11.000% due 11/01/2015	2,140	2,333
12.500% due 11/01/2017	400	442

Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,937	1,793

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Competitive Electric Holdings Co. LLC
10.500% due 11/01/2016 (b)(f)	$422	$300

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	600	622

Virgin Media Finance PLC
9.500% due 08/15/2016	1,000	1,079

		58,877

Total Corporate Bonds & Notes (Cost $397,477)		418,425

CONVERTIBLE BONDS & NOTES 0.1%

Nortel Networks Corp.
2.125% due 04/15/2014 (a)	1,000	684

Total Convertible Bonds & Notes (Cost $1,008)		684

MUNICIPAL BONDS & NOTES 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	23

Total Municipal Bonds & Notes (Cost $37)		23

MORTGAGE-BACKED SECURITIES 8.7%

Adjustable Rate Mortgage Trust
3.733% due 10/25/2035	427	218

American Home Mortgage Assets
0.421% due 05/25/2046	152	79
0.421% due 09/25/2046	56	27
0.441% due 10/25/2046	138	70
1.244% due 02/25/2047	77	36
1.464% due 11/25/2046	676	318
6.250% due 06/25/2037	398	229

American Home Mortgage Investment Trust
5.660% due 09/25/2045	43	34

Banc of America Alternative Loan Trust
0.631% due 05/25/2035	203	144

Banc of America Funding Corp.
5.520% due 03/20/2036	765	523

Bear Stearns Adjustable Rate Mortgage Trust
4.462% due 10/25/2035	4,600	3,901
5.436% due 05/25/2047	156	111

Bear Stearns Alt-A Trust
3.342% due 01/25/2035	14	9
5.778% due 11/25/2036	1,440	913

Chase Mortgage Finance Corp.
5.428% due 03/25/2037	62	49
5.997% due 03/25/2037	2,095	1,708

Citigroup Mortgage Loan Trust, Inc.
4.557% due 03/25/2034	22	21
5.671% due 07/25/2046	57	37
5.978% due 09/25/2037	241	169

Countrywide Alternative Loan Trust
0.411% due 05/25/2047	294	148
0.421% due 09/25/2046	81	38
0.428% due 12/20/2046	362	177
0.443% due 03/20/2046	160	79
0.443% due 07/20/2046	129	56
0.463% due 05/20/2046	236	113
0.563% due 11/20/2035	50	27
0.601% due 02/25/2037	680	246
1.544% due 12/25/2035	303	162
5.500% due 11/25/2035	7,200	4,977
5.636% due 10/25/2035	110	47

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.882% due 02/25/2037	$142	$97
6.000% due 11/25/2036	69	45
6.000% due 01/25/2037	215	142

Countrywide Home Loan Mortgage Pass-Through Trust
0.551% due 03/25/2035	483	280
5.749% due 05/20/2036	870	482
6.000% due 05/25/2036	897	748

Downey Savings & Loan Association Mortgage Loan Trust
0.483% due 03/19/2045	43	24

First Horizon Alternative Mortgage Securities
5.387% due 09/25/2035	148	102
6.000% due 05/25/2036	317	234

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	1,400	1,229

GSR Mortgage Loan Trust
3.598% due 04/25/2035	17	15
3.930% due 05/25/2035	3,332	2,447
5.156% due 01/25/2036	63	48
5.750% due 03/25/2036	776	657

Harborview Mortgage Loan Trust
0.413% due 07/19/2046	133	64
0.433% due 09/19/2046	55	28
0.473% due 03/19/2036	1,151	624
1.394% due 12/19/2036	58	22
5.750% due 08/19/2036	115	72

Indymac IMSC Mortgage Loan Trust
0.411% due 07/25/2047	82	38
6.000% due 07/25/2037	1,400	570

Indymac INDA Mortgage Loan Trust
5.646% due 03/25/2037	3,153	2,216

Indymac Index Mortgage Loan Trust
0.421% due 09/25/2046	116	57
0.431% due 06/25/2047	52	27
5.145% due 08/25/2035	245	166
5.263% due 09/25/2035	171	126
5.497% due 11/25/2035	471	337
5.587% due 05/25/2036	5,037	3,424

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	48	42

JPMorgan Mortgage Trust
6.000% due 08/25/2037	399	312

Luminent Mortgage Trust
0.401% due 12/25/2036	75	35
0.411% due 12/25/2036	58	28

MASTR Adjustable Rate Mortgages Trust
0.441% due 04/25/2046	40	18

Merrill Lynch Mortgage-Backed Securities Trust
5.781% due 04/25/2037	68	47

Morgan Stanley Capital I
5.332% due 12/15/2043	500	465

RBSCF Trust
6.068% due 09/17/2039	1,300	1,126

Residential Accredit Loans, Inc.
0.391% due 01/25/2037	2,629	1,365
0.561% due 03/25/2037	414	159
5.134% due 02/25/2035	83	55
5.227% due 03/25/2035	63	42
5.500% due 02/25/2036	842	546

Residential Asset Securitization Trust
0.631% due 01/25/2046	592	275
5.500% due 12/25/2035	1,441	1,087
6.000% due 05/25/2037	333	247

Structured Adjustable Rate Mortgage Loan Trust
5.197% due 09/25/2035	1,323	899

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments, Inc.
0.411% due 09/25/2047		$83	$43
0.421% due 07/25/2046		145	69
0.451% due 05/25/2046		60	29
0.451% due 09/25/2047		1,000	310
0.541% due 09/25/2045		131	73

SunTrust Alternative Loan Trust
0.581% due 04/25/2036		220	69

Thornburg Mortgage Securities Trust
0.351% due 10/25/2046		160	157
0.531% due 06/25/2047		1,815	1,798

WaMu Mortgage Pass-Through Certificates
1.304% due 04/25/2047		72	39
1.332% due 02/25/2047		136	74
1.332% due 03/25/2047		145	79
1.364% due 12/25/2046		66	37
5.280% due 01/25/2037		65	48
5.387% due 02/25/2037		148	105
5.563% due 12/25/2036		923	657
5.565% due 12/25/2036		10,488	7,019
5.635% due 05/25/2037		78	51
5.673% due 02/25/2037		70	44
5.721% due 10/25/2036		525	397
5.834% due 02/25/2037		69	47
5.920% due 09/25/2036		57	43

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.514% due 05/25/2046		57	28

Wells Fargo Mortgage-Backed Securities Trust
5.589% due 07/25/2036		68	52

Total Mortgage-Backed Securities (Cost $46,333)			47,003

ASSET-BACKED SECURITIES 0.8%

Argent Securities, Inc.
1.281% due 12/25/2033		349	265

Credit-Based Asset Servicing & Securitization LLC
0.301% due 01/25/2037		154	72

GSAMP Trust
0.381% due 08/25/2036		100	38

Lehman XS Trust
0.481% due 08/25/2046		598	1

MASTR Asset-Backed Securities Trust
0.441% due 11/25/2036		100	38

Mid-State Trust
7.791% due 03/15/2038		29	25

Morgan Stanley ABS Capital I
0.371% due 05/25/2037		100	40

Primus CLO Ltd.
0.517% due 07/15/2021		4,379	3,673

Structured Asset Securities Corp.
0.381% due 05/25/2037		201	156
0.531% due 06/25/2035		448	178

Total Asset-Backed Securities (Cost $4,701)			4,486

FOREIGN CURRENCY-DENOMINATED ISSUES 5.2%

American International Group, Inc.
0.883% due 04/26/2011	EUR	1,400	1,853
5.950% due 10/04/2010	GBP	1,000	1,575
8.625% due 05/22/2068		1,000	1,034

BAC Capital Trust VII
5.250% due 08/10/2035		200	221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
14.000% due 11/29/2049	GBP	5,330	$11,062

Bombardier, Inc.
7.250% due 11/15/2016	EUR	400	588

Chesapeake Energy Corp.
6.250% due 01/15/2017		625	820

CL Capital Trust I
7.047% due 09/29/2049		150	203

Intesa Sanpaolo SpA
8.047% due 06/29/2049		400	582

Lighthouse International Co. S.A.
8.000% due 04/30/2014		945	908

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016		1,500	2,322

RBS Capital Trust A
6.467% due 12/29/2049		350	238

Reynolds Group Issuer, Inc.
8.000% due 12/15/2016		75	102

Royal Bank of Scotland Group PLC
5.049% due 04/06/2011	GBP	469	705

Sensata Technologies BV
11.250% due 01/15/2014	EUR	900	1,316

Societe Generale
6.999% due 12/29/2049		150	198

UBS AG
7.152% due 12/29/2049		600	746

UPC Broadband Holding BV
4.218% due 12/31/2016		547	731
4.468% due 12/31/2017		395	530

UPC Holding BV
7.750% due 01/15/2014		600	843

Wind Acquisition Finance S.A.
11.000% due 12/01/2015		900	1,400

Total Foreign Currency-Denominated Issues (Cost $24,854)			27,977

		SHARES
COMMON STOCKS 0.1%

SemGroup Corp. (c)		7,116	183

SemGroup Corp. - Warrants Exp. 11/30/2014		7,490	34

Total Common Stocks (Cost $219)			217

CONVERTIBLE PREFERRED SECURITIES 0.6%

American International Group, Inc.
8.500% due 08/01/2011		24,275	275

Wells Fargo & Co.
7.500% due 12/31/2049		3,200	2,938

Total Convertible Preferred Securities (Cost $2,602)			3,213

PREFERRED STOCKS 0.1%

ABN AMRO North America Capital Funding Trust I
6.968% due 12/31/2049		800	453

Total Preferred Stocks (Cost $404)			453

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

COMMERCIAL PAPER 0.0%

Fannie Mae
0.105% due 01/13/2010	$300	$300

REPURCHASE AGREEMENTS 0.5%

Goldman Sachs & Co.
0.110% due 01/05/2010	1,000	1,000
(Dated 12/03/2009. Collateralized by Fannie Mae 5.500% due 09/01/2036 valued at $1,002. Repurchase proceeds are $1,000.)

JPMorgan Chase Bank N.A.
-0.020% due 01/04/2010	1,000	1,000
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $1,022. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	526	526
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $540. Repurchase proceeds are $526.)

		2,526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.1%
0.195% due 04/01/2010 (g)	$809	$808

U.S. TREASURY BILLS 0.7%
0.119% due 02/11/2010 - 03/18/2010 (d)(e)(g)	3,627	3,627

Total Short-Term Instruments (Cost $7,261)		7,261

Total Investments 97.5% (Cost $503,662)		$528,331

Written Options (i) (0.1%) (Premiums $1,019)		(685)

Other Assets and Liabilities (Net) 2.6%		14,468

Net Assets 100.0%		$542,114

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average rate.
(e)	Securities with an aggregate market value of $1,624 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $9,232 at a weighted average interest rate of 0.443%. On December 31, 2009, securities valued at $284 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $854 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	180	$299
90-Day Eurodollar June Futures	Long	06/2010	41	153
90-Day Eurodollar March Futures	Long	03/2010	31	2
90-Day Eurodollar September Futures	Long	09/2010	244	394
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	242	439

				$1,287

(h)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.914%	$100	$0	$1	$(1)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CSFB	5.000%	03/20/2014	3.678%	$1,000	$51	$(95)	$146
American Express Co.	DUB	5.000%	06/20/2014	0.808%	5,000	894	485	409
American International Group, Inc.	GSC	5.000%	09/20/2014	5.797%	200	(6)	(28)	22
American International Group, Inc.	UBS	5.000%	09/20/2014	5.797%	200	(6)	(28)	22
Berkshire Hathaway Finance Corp.	BOA	1.000%	09/20/2014	1.438%	2,000	(37)	(117)	80
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	1.438%	500	(9)	(29)	20

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  High Yield Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	1.472%	$700	$(15)	$(10)	$(5)
Berkshire Hathaway Finance Corp.	GSC	1.000%	06/20/2014	1.399%	400	(7)	(21)	14
Berkshire Hathaway Finance Corp.	GSC	1.000%	09/20/2014	1.438%	3,400	(63)	(177)	114
Brazil Government International Bond	BCLY	0.830%	09/20/2010	0.481%	1,900	9	0	9
CEMEX SAB de C.V.	DUB	7.750%	09/20/2010	5.758%	600	23	0	23
CEMEX SAB de C.V.	GSC	7.000%	09/20/2010	5.758%	1,000	32	0	32
CEMEX SAB de C.V.	GSC	7.050%	09/20/2010	5.758%	400	13	0	13
Chesapeake Energy Corp.	GSC	5.000%	09/20/2014	3.414%	800	55	(16)	71
Community Health Systems, Inc.	CITI	5.000%	09/20/2014	4.735%	200	3	(18)	21
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	4.255%	1,150	34	(105)	139
El Paso Corp.	CSFB	5.000%	12/20/2014	3.676%	2,500	150	(75)	225
El Paso Corp.	GSC	5.000%	09/20/2014	3.486%	5,200	343	(494)	837
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.578%	400	57	13	44
General Electric Capital Corp.	CITI	4.100%	12/20/2013	1.590%	900	85	0	85
General Electric Capital Corp.	CITI	3.250%	03/20/2014	1.597%	1,100	72	0	72
General Electric Capital Corp.	CITI	5.000%	06/20/2014	1.578%	800	114	23	91
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.578%	5,200	740	(58)	798
General Electric Capital Corp.	MSC	1.000%	12/20/2014	1.589%	1,600	(42)	(88)	46
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	2.080%	550	67	(56)	123
GMAC, Inc.	DUB	5.000%	03/20/2012	3.950%	200	5	(31)	36
GMAC, Inc.	MSC	6.560%	12/20/2012	4.076%	1,500	100	0	100
HCA, Inc.	BOA	5.000%	03/20/2014	3.046%	1,000	68	(150)	218
Indonesia Government International Bond	DUB	1.950%	09/20/2014	1.749%	1,000	9	0	9
Indonesia Government International Bond	JPM	1.950%	09/20/2014	1.749%	2,000	19	0	19
Indonesia Government International Bond	MSC	1.980%	09/20/2014	1.749%	1,000	11	0	11
Indonesia Government International Bond	RBS	1.580%	09/20/2010	1.014%	1,000	5	0	5
MetLife, Inc.	JPM	5.000%	06/20/2014	1.473%	5,000	740	(69)	809
Mexico Government International Bond	BCLY	1.070%	09/20/2010	0.560%	1,900	13	0	13
Mexico Government International Bond	JPM	1.020%	09/20/2010	0.560%	1,100	7	0	7
NRG Energy, Inc.	GSC	4.200%	09/20/2013	4.180%	100	0	0	0
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	1.343%	2,500	405	(36)	441
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	4.211%	600	(14)	0	(14)
RRI Energy, Inc.	CITI	5.000%	09/20/2014	5.482%	1,100	(18)	(121)	103
RRI Energy, Inc.	DUB	5.000%	09/20/2014	5.482%	100	(2)	(15)	13
RRI Energy, Inc.	GSC	5.000%	09/20/2014	5.482%	300	(5)	(56)	51
RRI Energy, Inc.	MSC	5.000%	12/20/2014	5.646%	300	(7)	(30)	23
SLM Corp.	BCLY	5.000%	12/20/2013	4.981%	750	2	(82)	84
SLM Corp.	BOA	5.000%	12/20/2010	3.754%	5,000	69	(216)	285
SLM Corp.	BOA	5.000%	12/20/2011	4.205%	1,800	30	(144)	174
SLM Corp.	BOA	5.000%	09/20/2014	5.138%	800	(3)	(112)	109
SLM Corp.	DUB	5.000%	06/20/2010	3.511%	600	5	(35)	40
SLM Corp.	DUB	5.000%	06/20/2012	4.373%	500	8	(65)	73
SLM Corp.	DUB	5.000%	09/20/2014	5.138%	500	(2)	(56)	54
SLM Corp.	GSC	5.000%	06/20/2010	3.511%	1,200	11	(72)	83
SLM Corp.	UBS	5.000%	03/20/2010	3.510%	100	1	(4)	5

						$4,014	$(2,188)	$6,202

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$940	$(8)	$52	$(60)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	376	(3)	48	(51)
CDX.HY-12 5-Year Index	JPM	(5.000%	)	06/20/2014	1,222	(11)	66	(77)
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	2,350	(21)	117	(138)
CDX.HY-12 5-Year Index	RBS	(5.000%	)	06/20/2014	1,222	(11)	62	(73)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	1,128	(10)	58	(68)
CDX.HY-13 5-Year Index	RBS	(5.000%	)	12/20/2014	1,980	10	150	(140)

						$(54)	$553	$(607)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE AAA 07-1 Index	CSFB	0.090%	08/25/2037	$1,000	$(653)	$(700)	$47
CDX.HY-9 3-Year Index 25-35%	MLP	4.530%	12/20/2010	3,500	156	0	156
CDX.HY-9 3-Year Index 35-100%	MLP	1.550%	12/20/2010	578	9	0	9
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	1,061	20	0	20

					$(468)	$(700)	$232

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	34,100	$(920)	$(76)	$(844)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		3,400	(89)	(24)	(65)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		20,700	(308)	(25)	(283)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,800	78	12	66
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		2,200	96	8	88
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,800	78	12	66

							$(1,065)	$(93)	$(972)

(i)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$119.000	01/22/2010	4	$1	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	117.500	02/19/2010	1	0	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	120.000	02/19/2010	64	22	2
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	4	2	5
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/19/2010	1	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	65	21	70

				$47	$78

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$1,900	$17	$1
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,900	10	31
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,500	23	3
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,500	11	29
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	7,000	71	13
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,000	9	2
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	16	19
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	1,000	9	2
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	700	7	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	700	17	13
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	900	4	1
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	600	6	1
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	300	4	3

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments  High Yield Portfolio  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$600	$14	$11
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	6,000	28	6
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,700	25	5
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	6,000	34	66
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,400	34	27
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,300	7	6
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,600	23	18
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,600	55	49
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	6,000	61	11
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	22,000	231	57
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	5,000	28	4
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	6,000	34	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	9,500	39	3
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	11,100	86	183
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,300	11	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,400	21	4
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,300	6	14
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	4,000	31	22

							$972	$607

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	0	$124,500	EUR	0	$3,427
Sales	2,388	265,200		1,800	2,254
Closing Buys	(2,061)	(278,900)		(1,800)	(4,600)
Expirations	(188)	0		0	(62)
Exercised	0	0		0	0

Balance at 12/31/2009	139	$110,800	EUR	0	$1,019

(j)	Restricted securities as of December 31, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$430	$421	0.08%

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	526	02/2010	DUB	$10	$0	$10
Buy		1,312	02/2010	HSBC	43	0	43
Buy	CNY	2,642	03/2010	BCLY	0	(3)	(3)
Sell		889	03/2010	BCLY	1	0	1
Sell		1,432	03/2010	CITI	1	0	1
Buy		4,829	03/2010	DUB	0	(7)	(7)
Sell		3,685	03/2010	DUB	2	0	2
Sell		1,466	03/2010	MSC	1	0	1
Buy		1,940	06/2010	BCLY	0	0	0
Buy		808	06/2010	CITI	0	0	0
Buy		348	06/2010	DUB	0	0	0
Buy		2,516	06/2010	HSBC	0	0	0
Buy		869	11/2010	BCLY	0	(1)	(1)
Buy		1,400	11/2010	CITI	0	(2)	(2)
Buy		3,616	11/2010	DUB	0	(6)	(6)
Buy		1,429	11/2010	MSC	0	(3)	(3)
Sell	EUR	2,699	02/2010	RBS	137	0	137
Sell		7,141	03/2010	GSC	137	0	137
Sell	GBP	9,541	01/2010	CITI	458	0	458

					$790	$(22)	$768

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$417,795	$630	$418,425
Mortgage-Backed Securities	0	47,003	0	47,003
Foreign Currency-Denominated Issues	0	27,977	0	27,977
Other Investments +++	3,213	27,824	3,889	34,926

Investments, at value	$3,213	$520,599	$4,519	$528,331
Financial Derivative Instruments ++++	$1,287	$4,937	$0	$6,224

Total	$4,500	$525,536	$4,519	$534,555

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
Corporate Bonds & Notes	$2,056	$(1,407)	$32	$(184)	$133	$0	$630	$(91)
Foreign Currency-Denominated Issues	973	(1,248)	0	2	977	(705)	0	0
Other Investments +++	0	3,802	15	7	65	0	3,889	65

Investments, at value	$3,029	$1,147	$47	$(175)	$1,175	$(705)	$4,519	$(26)
Total	$3,029	$1,147	$47	$(175)	$1,175	$(705)	$4,519	$(26)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$790	$0	$0	$0	$790
Unrealized appreciation on swap agreements	221	0	6,452	0	0	6,673

	$221	$790	$6,452	$0	$0	$7,463

Liabilities:
Written options outstanding	$685	$0	$0	$0	$0	$685
Variation margin payable ^^	63	0	0	0	0	63
Unrealized depreciation on foreign currency contracts	0	22	0	0	0	22
Unrealized depreciation on swap agreements	1,192	0	627	0	0	1,819

	$1,940	$22	$627	$0	$0	$2,589

See Accompanying Notes	Annual Report	December 31, 2009	17

Schedule of Investments High Yield Portfolio (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$16,472	$0	$0	$0	$0	$16,472
Net realized (loss) on futures contracts, written options and swaps	(16,812)	0	(2,375)	(31)	0	(19,218)
Net realized (loss) on foreign currency transactions	0	(3,192)	0	0	0	(3,192)

	$(340)	$(3,192)	$(2,375)	$(31)	$0	$(5,938)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(15,671)	$0	$0	$0	$0	$(15,671)
Net change in unrealized appreciation on futures contracts, written options and swaps	20,716	0	9,799	109	0	30,624
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,856	0	0	0	2,856

	$5,045	$2,856	$9,799	$109	$0	$17,809

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,287 as reported in the Notes to Schedule of Investments.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the

U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are

20	PIMCO Variable Insurance Trust

December 31, 2009

structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

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Notes to Financial Statements (Cont.)

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation

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risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the

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Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)

employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the

Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$67

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$205,640	$205,664	$0	$0	$40	$24

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$202,052	$199,046	$678,793	$514,909

26	PIMCO Variable Insurance Trust

December 31, 2009

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	196	$1,223	93	$648
Administrative Class	45,120	280,287	22,379	148,686
Advisor Class	1,868	12,112	556	3,579
Issued as reinvestment of distributions
Institutional Class	35	229	27	189
Administrative Class	5,396	34,816	4,487	31,033
Advisor Class	40	268	5	33
Cost of shares redeemed
Institutional Class	(132)	(834)	(73)	(522)
Administrative Class	(33,921)	(206,405)	(26,730)	(188,671)
Advisor Class	(1,173)	(7,375)	(283)	(2,064)
Net increase (decrease) resulting from Portfolio share transactions	17,429	$114,321	461	$(7,089)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	98
Administrative Class	5	80	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$0	$0	$28,215	$(2,448)	$(55,514)	$(1,201)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies, unamortized premium on convertible bonds, and contingent payment debt instruments.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$12,717	$42,797

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$505,322	$38,486	$(15,477)	$23,009

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies, unamortized premium on convertible bonds, and contingent payment debt instruments.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)
12/31/2009	$35,312	$0	$244
12/31/2008	28,524	1,008	1,723

(6)	Includes short-term capital gains, if any, distributed.
(7)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	HSBC	HSBC Bank USA	UBS	UBS Warburg LLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD	United States Dollar
CNY	Chinese Renminbi	GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	ISDA	International Swaps and Derivatives Association, Inc.

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

1.32%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.32%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

36	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Corporate Bonds & Notes	79.2%
Mortgage-Backed Securities	8.9%
Foreign Currency-Denominated Issues	5.3%
Bank Loan Obligations	3.5%
Short-Term Instruments	1.4%
Other	1.7%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (03/31/06)
PIMCO High Yield Portfolio Advisor Class	40.12%	4.46%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	46.06%	5.81%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Advisor Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,213.10	$1,020.92
Expenses Paid During Period†	$4.74	$4.33

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to investment-grade corporate securities, which significantly underperformed their lower-rated counterparts over the reporting period, was a material detractor from relative performance.

»	An underweight to credits within the broadcasters sector, the top performing industry category, detracted from performance.

»	As homebuilders and real estate corporate bonds outperformed, an underweight to both sectors detracted from performance.

»	An overweight to the utilities sector, which was among the worst performing industries during the reporting period, detracted from performance.

»	An overweight to the finance sector, which performed well during the reporting period, was a strong contributor to relative returns.

»	An underweight to consumer non-cyclicals, such as the food and beverage sectors, benefited performance as both sectors underperformed during the reporting period.

»	With strong high-yield returns driven by a lower-quality rally within the high-yield asset class, exposure to CCC-rated issues added to performance over the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2009	12/31/2008	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$5.66	$8.05	$8.34	$8.24
Net investment income (a)	0.55	0.53	0.55	0.42
Net realized/unrealized gain (loss) on investments	1.62	(2.34)	(0.27)	0.09
Total income (loss) from investment operations	2.17	(1.81)	0.28	0.51
Dividends from net investment income	(0.55)	(0.53)	(0.57)	(0.41)
Distributions from net realized capital gains	0.00	(0.02)	0.00	0.00
Tax basis return of capital	0.00	(0.03)	0.00	0.00
Total distributions	(0.55)	(0.58)	(0.57)	(0.41)
Net asset value end of year or period	$7.28	$5.66	$8.05	$8.34
Total return	40.12%	(23.59)%	3.40%	6.41%
Net assets end of year or period (000s)	$7,764	$1,872	$426	$66
Ratio of expenses to average net assets	0.86%	0.85%	0.85%	0.86%*
Ratio of expenses to average net assets excluding interest expense	0.85%	0.85%	0.85%	0.85%*
Ratio of net investment income to average net assets	8.33%	7.60%	6.75%	6.80%*
Portfolio turnover rate	181%	313%	131%	81%

(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$525,805
Repurchase agreements, at value	2,526
Cash	340
Foreign currency, at value	1,541
Receivable for investments sold	2,945
Receivable for Portfolio shares sold	1,757
Interest and dividends receivable	9,362
Swap premiums paid	1,149
Unrealized appreciation on foreign currency contracts	790
Unrealized appreciation on swap agreements	6,673
552,888

Liabilities:
Payable for reverse repurchase agreements	$222
Payable for investments purchased	239
Payable for Portfolio shares redeemed	78
Written options outstanding	685
Deposits from counterparty	3,710
Accrued related party fees	360
Variation margin payable	63
Swap premiums received	3,576
Unrealized depreciation on foreign currency contracts	22
Unrealized depreciation on swap agreements	1,819
10,774

Net Assets	$542,114

Net Assets Consist of:
Paid in capital	$573,062
(Overdistributed) net investment income	(4,102)
Accumulated undistributed net realized (loss)	(58,722)
Net unrealized appreciation	31,876
$542,114

Net Assets:
Institutional Class	$3,284
Administrative Class	531,066
Advisor Class	7,764

Shares Issued and Outstanding:
Institutional Class	451
Administrative Class	72,935
Advisor Class	1,066

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.28
Administrative Class	7.28
Advisor Class	7.28

Cost of Investments Owned	$501,136
Cost of Repurchase Agreements Owned	$2,526
Cost of Foreign Currency Held	$1,561
Premiums Received on Written Options	$1,019

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$37,465
Dividends	470
Dividends from Affiliate investments	40
Total Income	37,975

Expenses:
Investment advisory fees	1,027
Supervisory and administrative fees	1,439
Servicing fees – Administrative Class	608
Distribution and/or servicing fees – Advisor Class	8
Trustees' fees	7
Interest expense	24
Total Expenses	3,113

Net Investment Income	34,862

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(19,974)
Net realized gain on Affiliate investments	24
Net realized (loss) on futures contracts, written options and swaps	(19,218)
Net realized (loss) on foreign currency transactions	(2,971)
Net change in unrealized appreciation on investments	114,567
Net change in unrealized appreciation on futures contracts, written options and swaps	30,624
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,818
Net Gain	105,870

Net Increase in Net Assets Resulting from Operations	$140,732

*Foreign tax withholdings	$4

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$34,862	$29,052
Net realized (loss)	(42,163)	(16,108)
Net realized gain on Affiliate investments	24	0
Net change in unrealized appreciation (depreciation)	148,009	(107,156)
Net increase (decrease) resulting from operations	140,732	(94,212)

Distributions to Shareholders:
From net investment income
Institutional Class	(228)	(173)
Administrative Class	(34,817)	(28,321)
Advisor Class	(267)	(30)
From net realized capital gains
Institutional Class	0	(6)
Administrative Class	0	(1,001)
Advisor Class	0	(1)
Tax basis return of capital
Institutional Class	(1)	(10)
Administrative Class	(241)	(1,711)
Advisor Class	(2)	(2)

Total Distributions	(35,556)	(31,255)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,223	648
Administrative Class	280,287	148,686
Advisor Class	12,112	3,579
Issued as reinvestment of distributions
Institutional Class	229	189
Administrative Class	34,816	31,033
Advisor Class	268	33
Cost of shares redeemed
Institutional Class	(834)	(522)
Administrative Class	(206,405)	(188,671)
Advisor Class	(7,375)	(2,064)
Net increase (decrease) resulting from Portfolio share transactions	114,321	(7,089)

Total Increase (Decrease) in Net Assets	219,497	(132,556)

Net Assets:
Beginning of year	322,617	455,173
End of year*	$542,114	$322,617

*Including (overdistributed) net investment income of:	$(4,102)	$(315)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.4%

CIT Group, Inc.
9.500% due 01/18/2012 (a)	$2,200	$2,260

CSC Holdings LLC
10.500% due 08/01/2013	500	531

First Data Corp.
2.982% due 09/24/2014	904	804
2.999% due 09/24/2014	28	24
3.001% due 09/24/2014	51	46

Ford Motor Co.
3.240% due 12/15/2013	197	183
3.290% due 12/15/2013	3,210	2,982

Freescale Semiconductor, Inc.
12.500% due 12/15/2014	166	172

Ineos Group Holdings PLC
7.001% due 10/07/2012	659	587

Texas Competitive Electric Holdings Co. LLC
3.735% due 10/10/2014	11,433	9,230
3.751% due 10/10/2014	75	61
3.775% due 10/10/2014	972	792
3.782% due 10/10/2014	65	52

Tribune Co.
5.000% due 06/04/2024 (a)	282	161
5.250% due 06/04/2014 (a)	1,358	704

Total Bank Loan Obligations (Cost $18,766)		18,589

CORPORATE BONDS & NOTES 77.2%

BANKING & FINANCE 30.8%

AES Ironwood LLC
8.857% due 11/30/2025	2,320	2,308

AES Red Oak LLC
8.540% due 11/30/2019	1,204	1,207
9.200% due 11/30/2029	100	94

AgriBank FCB
9.125% due 07/15/2019	6,785	7,468

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	250	255

American General Finance Corp.
4.625% due 09/01/2010	2,300	2,229

American International Group, Inc.
4.950% due 03/20/2012	925	906
5.375% due 10/18/2011	375	373
5.450% due 05/18/2017	1,875	1,520
5.850% due 01/16/2018	1,200	986
8.175% due 05/15/2068	900	601
8.250% due 08/15/2018	5,525	5,195

BAC Capital Trust VI
5.625% due 03/08/2035	500	402

Bank of America Corp.
8.125% due 12/29/2049	200	193

Barclays Bank PLC
7.434% due 09/29/2049	7,400	6,845
10.179% due 06/12/2021	1,580	2,043

Caelus Re Ltd.
6.504% due 06/07/2011	250	244

Capital One Bank USA N.A.
8.800% due 07/15/2019	2,200	2,604

Capital One Capital V
10.250% due 08/15/2039	3,600	4,196

CIT Group, Inc.
7.000% due 05/01/2013	1,350	1,269
7.000% due 05/01/2014	376	350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/01/2015	$376	$338
7.000% due 05/01/2016	626	554
7.000% due 05/01/2017	876	765

Citigroup Capital XXI
8.300% due 12/21/2077	1,675	1,621

Citigroup, Inc.
5.000% due 09/15/2014	100	97
8.125% due 07/15/2039	7,400	8,377

Corp GEO SAB de C.V.
8.875% due 09/25/2014	250	259

Countrywide Capital III
8.050% due 06/15/2027	1,800	1,691

Credit Agricole S.A.
8.375% due 10/29/2049	6,500	6,912

Discover Bank
8.700% due 11/18/2019	3,550	3,810

El Paso Performance-Linked Trust
7.750% due 07/15/2011	1,500	1,545

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019	3,750	4,228

Ford Motor Credit Co. LLC
3.034% due 01/13/2012	4,700	4,377
7.000% due 10/01/2013	1,525	1,524
7.500% due 08/01/2012	300	303
7.875% due 06/15/2010	500	508
8.000% due 06/01/2014	8,000	8,222
8.000% due 12/15/2016	3,425	3,434
9.875% due 08/10/2011	1,525	1,597
12.000% due 05/15/2015	250	290

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	775	856

General Electric Capital Corp.
6.875% due 01/10/2039	900	932

Genworth Financial, Inc.
8.625% due 12/15/2016	1,800	1,870

GMAC LLC
6.625% due 05/15/2012	225	220
6.750% due 12/01/2014	100	95
6.875% due 09/15/2011	2,600	2,574
8.000% due 11/01/2031	2,525	2,277

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	1,800	1,856

HBOS PLC
6.750% due 05/21/2018	900	836

HCP, Inc.
6.000% due 01/30/2017	500	471
6.300% due 09/15/2016	500	489
7.072% due 06/08/2015	125	128

HSBC Finance Capital Trust IX
5.911% due 11/30/2035	300	249

International Lease Finance Corp.
0.482% due 05/24/2010	175	170
5.000% due 04/15/2010	250	246
5.350% due 03/01/2012	2,300	1,998
5.400% due 02/15/2012	2,300	2,001
5.625% due 09/15/2010	800	792
5.750% due 06/15/2011	5,000	4,596
5.875% due 05/01/2013	300	239
6.625% due 11/15/2013	5,625	4,532

Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)	7,500	1,500
3.151% due 04/04/2016 (a)	400	80
5.000% due 01/14/2011 (a)	1,800	360
5.625% due 01/24/2013 (a)	775	163
6.625% due 01/18/2012 (a)	125	25
6.750% due 12/28/2017 (a)	1,250	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 05/02/2018 (a)	$500	$106
7.500% due 05/11/2038 (a)	1,025	0

NSG Holdings LLC
7.750% due 12/15/2025	2,125	1,913

Rabobank Nederland NV
11.000% due 06/29/2049	6,075	7,428

Regions Bank
7.500% due 05/15/2018	3,625	3,319

Regions Financial Corp.
0.421% due 06/26/2012	2,600	2,338
7.375% due 12/10/2037	4,325	3,549
7.750% due 11/10/2014	3,550	3,505

Royal Bank of Scotland Group PLC
6.990% due 10/29/2049	250	139
7.640% due 03/29/2049	2,200	1,189

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,100	1,890

SLM Corp.
0.442% due 07/26/2010	300	294
0.512% due 10/25/2011	1,350	1,264
0.582% due 01/27/2014	1,025	792
0.834% due 01/31/2014	400	313
5.000% due 10/01/2013	900	829
5.000% due 06/15/2018	450	346
5.125% due 08/27/2012	325	305
5.375% due 05/15/2014	300	277
8.450% due 06/15/2018	1,625	1,606

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	400	417

Societe Generale
5.922% due 04/29/2049	350	273

Tenneco, Inc.
8.125% due 11/15/2015	250	254

TNK-BP Finance S.A.
6.625% due 03/20/2017	500	491
7.500% due 07/18/2016	1,000	1,030

TransCapitalInvest Ltd. for OJSC AK Transneft
6.103% due 06/27/2012	675	703

UBS Preferred Funding Trust V
6.243% due 05/29/2049	660	523

Ventas Realty LP
6.500% due 06/01/2016	1,700	1,649
6.750% due 04/01/2017	420	408
7.125% due 06/01/2015	293	294

Wells Fargo Capital XIII
7.700% due 12/29/2049	6,100	5,948

Wells Fargo Capital XV
9.750% due 12/31/2049	2,300	2,472

		167,159

INDUSTRIALS 35.5%

Actuant Corp.
6.875% due 06/15/2017	300	287

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	1,250	1,244

Allison Transmission, Inc.
11.000% due 11/01/2015	1,455	1,535

Altria Group, Inc.
9.250% due 08/06/2019	650	793

American Airlines Pass-Through Trust 2001-02
7.858% due 04/01/2013	100	100

American Airlines, Inc.
10.500% due 10/15/2012	900	945

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Stores Co.
7.100% due 03/20/2028	$50	$41
8.000% due 06/01/2026	1,375	1,262

AmeriGas Partners LP
7.125% due 05/20/2016	1,305	1,312
7.250% due 05/20/2015	1,050	1,055

ARAMARK Corp.
3.781% due 02/01/2015	1,225	1,127
8.500% due 02/01/2015	825	854

ArvinMeritor, Inc.
8.125% due 09/15/2015	1,940	1,862
8.750% due 03/01/2012	1,550	1,581

Berry Plastics Corp.
5.034% due 02/15/2015	2,125	1,952

Biomet, Inc.
10.375% due 10/15/2017 (b)	4,865	5,303
11.625% due 10/15/2017	3,965	4,401

Cascades, Inc.
7.250% due 02/15/2013	1,425	1,446

CC Holdings GS V LLC
7.750% due 05/01/2017	750	803

Chart Industries, Inc.
9.125% due 10/15/2015	425	427

Chesapeake Energy Corp.
6.875% due 01/15/2016	100	101
7.000% due 08/15/2014	250	254
7.250% due 12/15/2018	350	354
7.500% due 06/15/2014	325	333
9.500% due 02/15/2015	5,600	6,174

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015	950	948
7.750% due 05/15/2017	1,450	1,446
9.500% due 05/15/2016	1,325	1,424

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017	1,000	1,032

Colorado Interstate Gas Co.
5.950% due 03/15/2015	300	317

Community Health Systems, Inc.
8.875% due 07/15/2015	2,825	2,931

Continental Airlines, Inc.
6.920% due 04/02/2013 (j)	452	421
7.373% due 06/15/2017	207	183

Continental Resources, Inc.
8.250% due 10/01/2019	50	53

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012 (a)	950	905

Crown Americas LLC
7.625% due 05/15/2017	2,050	2,137

CSC Holdings, Inc.
6.750% due 04/15/2012	475	493
7.625% due 04/01/2011	1,650	1,712
7.625% due 07/15/2018	2,575	2,665
7.875% due 02/15/2018	1,800	1,872
8.500% due 04/15/2014	400	428
8.500% due 06/15/2015	725	776
8.625% due 02/15/2019	50	54

DaVita, Inc.
6.625% due 03/15/2013	200	202

Delta Air Lines, Inc.
9.500% due 09/15/2014	1,000	1,044

Dex Media West LLC
9.875% due 08/15/2013 (a)	2,070	657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
6.625% due 10/01/2014	$1,175	$1,188
7.000% due 10/01/2013	175	181
7.125% due 02/01/2016	4,055	4,161
7.750% due 05/31/2015	690	726
7.875% due 09/01/2019	150	158

Dynegy Holdings, Inc.
7.625% due 10/15/2026	325	226

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	207	207

Dynegy Roseton/Danskammer Pass-Through Trust Series B
7.670% due 11/08/2016	1,650	1,592

El Paso Corp.
7.000% due 06/15/2017	475	473
7.250% due 06/01/2018	500	496
7.800% due 08/01/2031	1,150	1,088
8.050% due 10/15/2030	780	740

Enterprise Products Operating LLC
8.375% due 08/01/2066	4,950	4,832

First Data Corp.
9.875% due 09/24/2015	3,275	3,070

Ford Motor Co.
9.215% due 09/15/2021	200	187

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	555	606
8.375% due 04/01/2017	2,630	2,884

Freescale Semiconductor, Inc.
9.125% due 12/15/2014 (b)	1,053	936

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	1,000	1,041

Georgia-Pacific LLC
7.000% due 01/15/2015	1,250	1,272
7.125% due 01/15/2017	375	382
7.250% due 06/01/2028	150	140
7.375% due 12/01/2025	4,520	4,339
7.700% due 06/15/2015	800	844
8.000% due 01/15/2024	1,775	1,819
8.250% due 05/01/2016	2,025	2,157
8.875% due 05/15/2031	200	213

Goodyear Tire & Rubber Co.
9.000% due 07/01/2015	325	340
10.500% due 05/15/2016	950	1,055

Harrah's Operating Co., Inc.
10.000% due 12/15/2018	1,792	1,447

HCA, Inc.
7.190% due 11/15/2015	180	168
8.500% due 04/15/2019	800	866
9.125% due 11/15/2014	875	925
9.250% due 11/15/2016	5,500	5,919
9.625% due 11/15/2016 (b)	3,450	3,743
9.875% due 02/15/2017	1,275	1,415

Intelsat Corp.
9.250% due 08/15/2014	700	723
9.250% due 06/15/2016	1,350	1,401

Intelsat Subsidiary Holding Co. Ltd.
8.875% due 01/15/2015	50	52

Intergen NV
9.000% due 06/30/2017	2,680	2,807

JC Penney Corp., Inc.
5.750% due 02/15/2018	450	446
7.125% due 11/15/2023	175	174
7.950% due 04/01/2017	950	1,043

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JET Equipment Trust
7.630% due 08/15/2012 (a)	$54	$30
10.000% due 06/15/2012 (a)	324	178

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	1,000	1,043

Kansas City Southern Railway
8.000% due 06/01/2015	200	208

Legrand France S.A.
8.500% due 02/15/2025	975	1,021

Lender Processing Services, Inc.
8.125% due 07/01/2016	275	294

MGM Mirage
10.375% due 05/15/2014	75	82
11.125% due 11/15/2017	150	167

Motorola, Inc.
6.000% due 11/15/2017	575	557
8.000% due 11/01/2011	375	401

Nalco Co.
8.875% due 11/15/2013	875	906

New Albertson's, Inc.
7.450% due 08/01/2029	2,415	2,083

Newfield Exploration Co.
6.625% due 09/01/2014	100	102
7.125% due 05/15/2018	1,075	1,091

Norampac Industries, Inc.
6.750% due 06/01/2013	875	886

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	425	452

Nortel Networks Ltd.
9.002% due 07/15/2011 (a)	765	536
10.125% due 07/15/2013 (a)	795	572

NPC International, Inc.
9.500% due 05/01/2014	1,275	1,269

OPTI Canada, Inc.
7.875% due 12/15/2014	375	309
8.250% due 12/15/2014	1,280	1,061

Owens-Brockway Glass Container, Inc.
6.750% due 12/01/2014	100	103
8.250% due 05/15/2013	150	155

Pinnacle Foods Finance LLC
9.250% due 04/01/2015	4,050	4,131

Quebecor Media, Inc.
7.750% due 03/15/2016	2,650	2,657

Quicksilver Resources, Inc.
9.125% due 08/15/2019	3,650	3,832
11.750% due 01/01/2016	525	598

Quintiles Transnational Corp.
9.500% due 12/30/2014 (b)	500	504

Range Resources Corp.
7.500% due 10/01/2017	275	285

RH Donnelley, Inc.
11.750% due 05/15/2015 (a)	1,450	1,204

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,525	1,548

SandRidge Energy, Inc.
8.625% due 04/01/2015 (b)	4,275	4,296
9.875% due 05/15/2016	150	159

Sensata Technologies BV
8.000% due 05/01/2014	2,175	2,142

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	125	121

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	$500	$429

Sonat, Inc.
7.000% due 02/01/2018	500	491
7.625% due 07/15/2011	1,450	1,502

Southern Natural Gas Co.
5.900% due 04/01/2017	175	181

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	925	932
7.875% due 05/01/2012	100	108

Suburban Propane Partners LP
6.875% due 12/15/2013	221	222

SunGard Data Systems, Inc.
9.125% due 08/15/2013	4,001	4,121
10.625% due 05/15/2015	525	581

SUPERVALU, Inc.
8.000% due 05/01/2016	375	382

Teck Resources Ltd.
9.750% due 05/15/2014	1,325	1,535
10.250% due 05/15/2016	1,225	1,433
10.750% due 05/15/2019	4,450	5,340

TransCanada Pipelines Ltd.
6.350% due 05/15/2067	1,525	1,433

TRW Automotive, Inc.
7.000% due 03/15/2014	1,350	1,330
7.250% due 03/15/2017	1,030	1,004

United Airlines, Inc.
9.750% due 01/15/2017	2,300	2,346
10.400% due 11/01/2016	1,800	1,897

United Rentals North America, Inc.
6.500% due 02/15/2012	1,185	1,188

Unitymedia GmbH
10.375% due 02/15/2015	750	792

Verso Paper Holdings LLC
9.125% due 08/01/2014	1,725	1,656

Videotron Ltee
9.125% due 04/15/2018	200	221

West Corp.
9.500% due 10/15/2014	1,000	1,020

Williams Cos., Inc.
7.750% due 06/15/2031	200	220
7.875% due 09/01/2021	575	661

Williams Partners LP
7.250% due 02/01/2017	425	430

Wind Acquisition Finance S.A.
11.750% due 07/15/2017	3,650	4,006

Windstream Corp.
7.000% due 03/15/2019	300	282
7.875% due 11/01/2017	400	397
8.625% due 08/01/2016	2,985	3,052

WMG Acquisition Corp.
9.500% due 06/15/2016	1,250	1,345

Wynn Las Vegas LLC
6.625% due 12/01/2014	1,175	1,141

		192,389

UTILITIES 10.9%

AES Corp.
7.750% due 10/15/2015	1,505	1,535
8.000% due 06/01/2020	1,100	1,125
8.875% due 02/15/2011	500	524
9.750% due 04/15/2016	700	770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Axtel SAB de C.V.
9.000% due 09/22/2019	$500	$515

Berry Petroleum Co.
10.250% due 06/01/2014	1,025	1,120

CMS Energy Corp.
8.750% due 06/15/2019	300	330

Frontier Communications Corp.
6.625% due 03/15/2015	1,000	977
7.000% due 11/01/2025	725	600
7.125% due 03/15/2019	1,125	1,069
7.450% due 07/01/2035	250	204
8.250% due 05/01/2014	550	576
9.000% due 08/15/2031	1,025	1,012

Hawaiian Telcom Communications, Inc.
8.765% due 05/01/2013 (a)	950	21
9.750% due 05/01/2013 (a)	750	17

Homer City Funding LLC
8.734% due 10/01/2026	716	694

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	3,025	2,919

Knight, Inc.
5.150% due 03/01/2015	250	241

Midwest Generation LLC
8.560% due 01/02/2016	3,485	3,520

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,039

NRG Energy, Inc.
7.250% due 02/01/2014	750	761
7.375% due 02/01/2016	4,790	4,808
7.375% due 01/15/2017	1,575	1,583
8.500% due 06/15/2019	50	52

Penn Virginia Corp.
10.375% due 06/15/2016	1,075	1,177

Petroleum Co. of Trinidad & Tobago Ltd.
9.750% due 08/14/2019	3,700	4,158

Qwest Communications International, Inc.
7.250% due 02/15/2011	500	505
7.500% due 02/15/2014	897	905
8.000% due 10/01/2015	150	155

Qwest Corp.
7.500% due 06/15/2023	1,400	1,330
7.875% due 09/01/2011	725	763
8.375% due 05/01/2016	1,250	1,347
8.875% due 03/15/2012	4,325	4,671

Reliant Energy Mid-Atlantic Power Holdings LLC
9.237% due 07/02/2017	289	302
9.681% due 07/02/2026	300	308

RRI Energy, Inc.
7.875% due 06/15/2017	125	123

Sithe Independence Funding Corp.
9.000% due 12/30/2013	387	398

Sprint Capital Corp.
6.900% due 05/01/2019	5,380	4,976
7.625% due 01/30/2011	600	617
8.375% due 03/15/2012	325	338
8.750% due 03/15/2032	950	900

Sprint Nextel Corp.
6.000% due 12/01/2016	3,230	2,964
8.375% due 08/15/2017	350	359

Telesat LLC
11.000% due 11/01/2015	2,140	2,333
12.500% due 11/01/2017	400	442

Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,937	1,793

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Competitive Electric Holdings Co. LLC
10.500% due 11/01/2016 (b)(f)	$422	$300

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	600	622

Virgin Media Finance PLC
9.500% due 08/15/2016	1,000	1,079

		58,877

Total Corporate Bonds & Notes (Cost $397,477)		418,425

CONVERTIBLE BONDS & NOTES 0.1%

Nortel Networks Corp.
2.125% due 04/15/2014 (a)	1,000	684

Total Convertible Bonds & Notes (Cost $1,008)		684

MUNICIPAL BONDS & NOTES 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	23

Total Municipal Bonds & Notes (Cost $37)		23

MORTGAGE-BACKED SECURITIES 8.7%

Adjustable Rate Mortgage Trust
3.733% due 10/25/2035	427	218

American Home Mortgage Assets
0.421% due 05/25/2046	152	79
0.421% due 09/25/2046	56	27
0.441% due 10/25/2046	138	70
1.244% due 02/25/2047	77	36
1.464% due 11/25/2046	676	318
6.250% due 06/25/2037	398	229

American Home Mortgage Investment Trust
5.660% due 09/25/2045	43	34

Banc of America Alternative Loan Trust
0.631% due 05/25/2035	203	144

Banc of America Funding Corp.
5.520% due 03/20/2036	765	523

Bear Stearns Adjustable Rate Mortgage Trust
4.462% due 10/25/2035	4,600	3,901
5.436% due 05/25/2047	156	111

Bear Stearns Alt-A Trust
3.342% due 01/25/2035	14	9
5.778% due 11/25/2036	1,440	913

Chase Mortgage Finance Corp.
5.428% due 03/25/2037	62	49
5.997% due 03/25/2037	2,095	1,708

Citigroup Mortgage Loan Trust, Inc.
4.557% due 03/25/2034	22	21
5.671% due 07/25/2046	57	37
5.978% due 09/25/2037	241	169

Countrywide Alternative Loan Trust
0.411% due 05/25/2047	294	148
0.421% due 09/25/2046	81	38
0.428% due 12/20/2046	362	177
0.443% due 03/20/2046	160	79
0.443% due 07/20/2046	129	56
0.463% due 05/20/2046	236	113
0.563% due 11/20/2035	50	27
0.601% due 02/25/2037	680	246
1.544% due 12/25/2035	303	162
5.500% due 11/25/2035	7,200	4,977
5.636% due 10/25/2035	110	47

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  High Yield Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.882% due 02/25/2037	$142	$97
6.000% due 11/25/2036	69	45
6.000% due 01/25/2037	215	142

Countrywide Home Loan Mortgage Pass-Through Trust
0.551% due 03/25/2035	483	280
5.749% due 05/20/2036	870	482
6.000% due 05/25/2036	897	748

Downey Savings & Loan Association Mortgage Loan Trust
0.483% due 03/19/2045	43	24

First Horizon Alternative Mortgage Securities
5.387% due 09/25/2035	148	102
6.000% due 05/25/2036	317	234

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	1,400	1,229

GSR Mortgage Loan Trust
3.598% due 04/25/2035	17	15
3.930% due 05/25/2035	3,332	2,447
5.156% due 01/25/2036	63	48
5.750% due 03/25/2036	776	657

Harborview Mortgage Loan Trust
0.413% due 07/19/2046	133	64
0.433% due 09/19/2046	55	28
0.473% due 03/19/2036	1,151	624
1.394% due 12/19/2036	58	22
5.750% due 08/19/2036	115	72

Indymac IMSC Mortgage Loan Trust
0.411% due 07/25/2047	82	38
6.000% due 07/25/2037	1,400	570

Indymac INDA Mortgage Loan Trust
5.646% due 03/25/2037	3,153	2,216

Indymac Index Mortgage Loan Trust
0.421% due 09/25/2046	116	57
0.431% due 06/25/2047	52	27
5.145% due 08/25/2035	245	166
5.263% due 09/25/2035	171	126
5.497% due 11/25/2035	471	337
5.587% due 05/25/2036	5,037	3,424

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	48	42

JPMorgan Mortgage Trust
6.000% due 08/25/2037	399	312

Luminent Mortgage Trust
0.401% due 12/25/2036	75	35
0.411% due 12/25/2036	58	28

MASTR Adjustable Rate Mortgages Trust
0.441% due 04/25/2046	40	18

Merrill Lynch Mortgage-Backed Securities Trust
5.781% due 04/25/2037	68	47

Morgan Stanley Capital I
5.332% due 12/15/2043	500	465

RBSCF Trust
6.068% due 09/17/2039	1,300	1,126

Residential Accredit Loans, Inc.
0.391% due 01/25/2037	2,629	1,365
0.561% due 03/25/2037	414	159
5.134% due 02/25/2035	83	55
5.227% due 03/25/2035	63	42
5.500% due 02/25/2036	842	546

Residential Asset Securitization Trust
0.631% due 01/25/2046	592	275
5.500% due 12/25/2035	1,441	1,087
6.000% due 05/25/2037	333	247

Structured Adjustable Rate Mortgage Loan Trust
5.197% due 09/25/2035	1,323	899

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments, Inc.
0.411% due 09/25/2047		$83	$43
0.421% due 07/25/2046		145	69
0.451% due 05/25/2046		60	29
0.451% due 09/25/2047		1,000	310
0.541% due 09/25/2045		131	73

SunTrust Alternative Loan Trust
0.581% due 04/25/2036		220	69

Thornburg Mortgage Securities Trust
0.351% due 10/25/2046		160	157
0.531% due 06/25/2047		1,815	1,798

WaMu Mortgage Pass-Through Certificates
1.304% due 04/25/2047		72	39
1.332% due 02/25/2047		136	74
1.332% due 03/25/2047		145	79
1.364% due 12/25/2046		66	37
5.280% due 01/25/2037		65	48
5.387% due 02/25/2037		148	105
5.563% due 12/25/2036		923	657
5.565% due 12/25/2036		10,488	7,019
5.635% due 05/25/2037		78	51
5.673% due 02/25/2037		70	44
5.721% due 10/25/2036		525	397
5.834% due 02/25/2037		69	47
5.920% due 09/25/2036		57	43

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.514% due 05/25/2046		57	28

Wells Fargo Mortgage-Backed Securities Trust
5.589% due 07/25/2036		68	52

Total Mortgage-Backed Securities (Cost $46,333)			47,003

ASSET-BACKED SECURITIES 0.8%

Argent Securities, Inc.
1.281% due 12/25/2033		349	265

Credit-Based Asset Servicing & Securitization LLC
0.301% due 01/25/2037		154	72

GSAMP Trust
0.381% due 08/25/2036		100	38

Lehman XS Trust
0.481% due 08/25/2046		598	1

MASTR Asset-Backed Securities Trust
0.441% due 11/25/2036		100	38

Mid-State Trust
7.791% due 03/15/2038		29	25

Morgan Stanley ABS Capital I
0.371% due 05/25/2037		100	40

Primus CLO Ltd.
0.517% due 07/15/2021		4,379	3,673

Structured Asset Securities Corp.
0.381% due 05/25/2037		201	156
0.531% due 06/25/2035		448	178

Total Asset-Backed Securities (Cost $4,701)			4,486

FOREIGN CURRENCY-DENOMINATED ISSUES 5.2%

American International Group, Inc.
0.883% due 04/26/2011	EUR	1,400	1,853
5.950% due 10/04/2010	GBP	1,000	1,575
8.625% due 05/22/2068		1,000	1,034

BAC Capital Trust VII
5.250% due 08/10/2035		200	221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
14.000% due 11/29/2049	GBP	5,330	$11,062

Bombardier, Inc.
7.250% due 11/15/2016	EUR	400	588

Chesapeake Energy Corp.
6.250% due 01/15/2017		625	820

CL Capital Trust I
7.047% due 09/29/2049		150	203

Intesa Sanpaolo SpA
8.047% due 06/29/2049		400	582

Lighthouse International Co. S.A.
8.000% due 04/30/2014		945	908

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016		1,500	2,322

RBS Capital Trust A
6.467% due 12/29/2049		350	238

Reynolds Group Issuer, Inc.
8.000% due 12/15/2016		75	102

Royal Bank of Scotland Group PLC
5.049% due 04/06/2011	GBP	469	705

Sensata Technologies BV
11.250% due 01/15/2014	EUR	900	1,316

Societe Generale
6.999% due 12/29/2049		150	198

UBS AG
7.152% due 12/29/2049		600	746

UPC Broadband Holding BV
4.218% due 12/31/2016		547	731
4.468% due 12/31/2017		395	530

UPC Holding BV
7.750% due 01/15/2014		600	843

Wind Acquisition Finance S.A.
11.000% due 12/01/2015		900	1,400

Total Foreign Currency-Denominated Issues (Cost $24,854)			27,977

		SHARES
COMMON STOCKS 0.1%

SemGroup Corp. (c)		7,116	183

SemGroup Corp. - Warrants Exp. 11/30/2014		7,490	34

Total Common Stocks (Cost $219)			217

CONVERTIBLE PREFERRED SECURITIES 0.6%

American International Group, Inc.
8.500% due 08/01/2011		24,275	275

Wells Fargo & Co.
7.500% due 12/31/2049		3,200	2,938

Total Convertible Preferred Securities (Cost $2,602)			3,213

PREFERRED STOCKS 0.1%

ABN AMRO North America Capital Funding Trust I
6.968% due 12/31/2049		800	453

Total Preferred Stocks (Cost $404)			453

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

COMMERCIAL PAPER 0.0%

Fannie Mae
0.105% due 01/13/2010	$300	$300

REPURCHASE AGREEMENTS 0.5%

Goldman Sachs & Co.
0.110% due 01/05/2010	1,000	1,000
(Dated 12/03/2009. Collateralized by Fannie Mae 5.500% due 09/01/2036 valued at $1,002. Repurchase proceeds are $1,000.)

JPMorgan Chase Bank N.A.
-0.020% due 01/04/2010	1,000	1,000
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $1,022. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	526	526
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $540. Repurchase proceeds are $526.)

		2,526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.1%
0.195% due 04/01/2010 (g)	$809	$808

U.S. TREASURY BILLS 0.7%
0.119% due 02/11/2010 - 03/18/2010 (d)(e)(g)	3,627	3,627

Total Short-Term Instruments (Cost $7,261)		7,261

Total Investments 97.5% (Cost $503,662)		$528,331

Written Options (i) (0.1%) (Premiums $1,019)		(685)

Other Assets and Liabilities (Net) 2.6%		14,468

Net Assets 100.0%		$542,114

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average rate.
(e)	Securities with an aggregate market value of $1,624 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $9,232 at a weighted average interest rate of 0.443%. On December 31, 2009, securities valued at $284 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $854 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	180	$299
90-Day Eurodollar June Futures	Long	06/2010	41	153
90-Day Eurodollar March Futures	Long	03/2010	31	2
90-Day Eurodollar September Futures	Long	09/2010	244	394
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	242	439

				$1,287

(h)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.914%	$100	$0	$1	$(1)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CSFB	5.000%	03/20/2014	3.678%	$1,000	$51	$(95)	$146
American Express Co.	DUB	5.000%	06/20/2014	0.808%	5,000	894	485	409
American International Group, Inc.	GSC	5.000%	09/20/2014	5.797%	200	(6)	(28)	22
American International Group, Inc.	UBS	5.000%	09/20/2014	5.797%	200	(6)	(28)	22
Berkshire Hathaway Finance Corp.	BOA	1.000%	09/20/2014	1.438%	2,000	(37)	(117)	80
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	1.438%	500	(9)	(29)	20

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  High Yield Portfolio  (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	1.472%	$700	$(15)	$(10)	$(5)
Berkshire Hathaway Finance Corp.	GSC	1.000%	06/20/2014	1.399%	400	(7)	(21)	14
Berkshire Hathaway Finance Corp.	GSC	1.000%	09/20/2014	1.438%	3,400	(63)	(177)	114
Brazil Government International Bond	BCLY	0.830%	09/20/2010	0.481%	1,900	9	0	9
CEMEX SAB de C.V.	DUB	7.750%	09/20/2010	5.758%	600	23	0	23
CEMEX SAB de C.V.	GSC	7.000%	09/20/2010	5.758%	1,000	32	0	32
CEMEX SAB de C.V.	GSC	7.050%	09/20/2010	5.758%	400	13	0	13
Chesapeake Energy Corp.	GSC	5.000%	09/20/2014	3.414%	800	55	(16)	71
Community Health Systems, Inc.	CITI	5.000%	09/20/2014	4.735%	200	3	(18)	21
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	4.255%	1,150	34	(105)	139
El Paso Corp.	CSFB	5.000%	12/20/2014	3.676%	2,500	150	(75)	225
El Paso Corp.	GSC	5.000%	09/20/2014	3.486%	5,200	343	(494)	837
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.578%	400	57	13	44
General Electric Capital Corp.	CITI	4.100%	12/20/2013	1.590%	900	85	0	85
General Electric Capital Corp.	CITI	3.250%	03/20/2014	1.597%	1,100	72	0	72
General Electric Capital Corp.	CITI	5.000%	06/20/2014	1.578%	800	114	23	91
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.578%	5,200	740	(58)	798
General Electric Capital Corp.	MSC	1.000%	12/20/2014	1.589%	1,600	(42)	(88)	46
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	2.080%	550	67	(56)	123
GMAC, Inc.	DUB	5.000%	03/20/2012	3.950%	200	5	(31)	36
GMAC, Inc.	MSC	6.560%	12/20/2012	4.076%	1,500	100	0	100
HCA, Inc.	BOA	5.000%	03/20/2014	3.046%	1,000	68	(150)	218
Indonesia Government International Bond	DUB	1.950%	09/20/2014	1.749%	1,000	9	0	9
Indonesia Government International Bond	JPM	1.950%	09/20/2014	1.749%	2,000	19	0	19
Indonesia Government International Bond	MSC	1.980%	09/20/2014	1.749%	1,000	11	0	11
Indonesia Government International Bond	RBS	1.580%	09/20/2010	1.014%	1,000	5	0	5
MetLife, Inc.	JPM	5.000%	06/20/2014	1.473%	5,000	740	(69)	809
Mexico Government International Bond	BCLY	1.070%	09/20/2010	0.560%	1,900	13	0	13
Mexico Government International Bond	JPM	1.020%	09/20/2010	0.560%	1,100	7	0	7
NRG Energy, Inc.	GSC	4.200%	09/20/2013	4.180%	100	0	0	0
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	1.343%	2,500	405	(36)	441
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	4.211%	600	(14)	0	(14)
RRI Energy, Inc.	CITI	5.000%	09/20/2014	5.482%	1,100	(18)	(121)	103
RRI Energy, Inc.	DUB	5.000%	09/20/2014	5.482%	100	(2)	(15)	13
RRI Energy, Inc.	GSC	5.000%	09/20/2014	5.482%	300	(5)	(56)	51
RRI Energy, Inc.	MSC	5.000%	12/20/2014	5.646%	300	(7)	(30)	23
SLM Corp.	BCLY	5.000%	12/20/2013	4.981%	750	2	(82)	84
SLM Corp.	BOA	5.000%	12/20/2010	3.754%	5,000	69	(216)	285
SLM Corp.	BOA	5.000%	12/20/2011	4.205%	1,800	30	(144)	174
SLM Corp.	BOA	5.000%	09/20/2014	5.138%	800	(3)	(112)	109
SLM Corp.	DUB	5.000%	06/20/2010	3.511%	600	5	(35)	40
SLM Corp.	DUB	5.000%	06/20/2012	4.373%	500	8	(65)	73
SLM Corp.	DUB	5.000%	09/20/2014	5.138%	500	(2)	(56)	54
SLM Corp.	GSC	5.000%	06/20/2010	3.511%	1,200	11	(72)	83
SLM Corp.	UBS	5.000%	03/20/2010	3.510%	100	1	(4)	5

						$4,014	$(2,188)	$6,202

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$940	$(8)	$52	$(60)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	376	(3)	48	(51)
CDX.HY-12 5-Year Index	JPM	(5.000%	)	06/20/2014	1,222	(11)	66	(77)
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	2,350	(21)	117	(138)
CDX.HY-12 5-Year Index	RBS	(5.000%	)	06/20/2014	1,222	(11)	62	(73)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	1,128	(10)	58	(68)
CDX.HY-13 5-Year Index	RBS	(5.000%	)	12/20/2014	1,980	10	150	(140)

						$(54)	$553	$(607)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE AAA 07-1 Index	CSFB	0.090%	08/25/2037	$1,000	$(653)	$(700)	$47
CDX.HY-9 3-Year Index 25-35%	MLP	4.530%	12/20/2010	3,500	156	0	156
CDX.HY-9 3-Year Index 35-100%	MLP	1.550%	12/20/2010	578	9	0	9
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	1,061	20	0	20

					$(468)	$(700)	$232

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	34,100	$(920)	$(76)	$(844)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		3,400	(89)	(24)	(65)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		20,700	(308)	(25)	(283)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,800	78	12	66
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		2,200	96	8	88
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,800	78	12	66

							$(1,065)	$(93)	$(972)

(i)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$119.000	01/22/2010	4	$1	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	117.500	02/19/2010	1	0	0
Call - CBOT U.S. Treasury 10-Year Note March Futures	120.000	02/19/2010	64	22	2
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	4	2	5
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/19/2010	1	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	65	21	70

				$47	$78

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$1,900	$17	$1
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,900	10	31
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,500	23	3
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,500	11	29
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	7,000	71	13
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,000	9	2
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	16	19
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	1,000	9	2
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	700	7	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	700	17	13
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	900	4	1
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	600	6	1
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	300	4	3

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments  High Yield Portfolio  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$600	$14	$11
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	6,000	28	6
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,700	25	5
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	6,000	34	66
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,400	34	27
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,300	7	6
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,600	23	18
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,600	55	49
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	6,000	61	11
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	22,000	231	57
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	5,000	28	4
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	6,000	34	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	9,500	39	3
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	11,100	86	183
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,300	11	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,400	21	4
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,300	6	14
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	4,000	31	22

							$972	$607

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	0	$124,500	EUR	0	$3,427
Sales	2,388	265,200		1,800	2,254
Closing Buys	(2,061)	(278,900)		(1,800)	(4,600)
Expirations	(188)	0		0	(62)
Exercised	0	0		0	0

Balance at 12/31/2009	139	$110,800	EUR	0	$1,019

(j)	Restricted securities as of December 31, 2009:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$430	$421	0.08%

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	526	02/2010	DUB	$10	$0	$10
Buy		1,312	02/2010	HSBC	43	0	43
Buy	CNY	2,642	03/2010	BCLY	0	(3)	(3)
Sell		889	03/2010	BCLY	1	0	1
Sell		1,432	03/2010	CITI	1	0	1
Buy		4,829	03/2010	DUB	0	(7)	(7)
Sell		3,685	03/2010	DUB	2	0	2
Sell		1,466	03/2010	MSC	1	0	1
Buy		1,940	06/2010	BCLY	0	0	0
Buy		808	06/2010	CITI	0	0	0
Buy		348	06/2010	DUB	0	0	0
Buy		2,516	06/2010	HSBC	0	0	0
Buy		869	11/2010	BCLY	0	(1)	(1)
Buy		1,400	11/2010	CITI	0	(2)	(2)
Buy		3,616	11/2010	DUB	0	(6)	(6)
Buy		1,429	11/2010	MSC	0	(3)	(3)
Sell	EUR	2,699	02/2010	RBS	137	0	137
Sell		7,141	03/2010	GSC	137	0	137
Sell	GBP	9,541	01/2010	CITI	458	0	458

					$790	$(22)	$768

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$417,795	$630	$418,425
Mortgage-Backed Securities	0	47,003	0	47,003
Foreign Currency-Denominated Issues	0	27,977	0	27,977
Other Investments +++	3,213	27,824	3,889	34,926

Investments, at value	$3,213	$520,599	$4,519	$528,331
Financial Derivative Instruments ++++	$1,287	$4,937	$0	$6,224

Total	$4,500	$525,536	$4,519	$534,555

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
Corporate Bonds & Notes	$2,056	$(1,407)	$32	$(184)	$133	$0	$630	$(91)
Foreign Currency-Denominated Issues	973	(1,248)	0	2	977	(705)	0	0
Other Investments +++	0	3,802	15	7	65	0	3,889	65

Investments, at value	$3,029	$1,147	$47	$(175)	$1,175	$(705)	$4,519	$(26)
Total	$3,029	$1,147	$47	$(175)	$1,175	$(705)	$4,519	$(26)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$790	$0	$0	$0	$790
Unrealized appreciation on swap agreements	221	0	6,452	0	0	6,673

	$221	$790	$6,452	$0	$0	$7,463

Liabilities:
Written options outstanding	$685	$0	$0	$0	$0	$685
Variation margin payable ^^	63	0	0	0	0	63
Unrealized depreciation on foreign currency contracts	0	22	0	0	0	22
Unrealized depreciation on swap agreements	1,192	0	627	0	0	1,819

	$1,940	$22	$627	$0	$0	$2,589

See Accompanying Notes	Annual Report	December 31, 2009	17

Schedule of Investments High Yield Portfolio (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$16,472	$0	$0	$0	$0	$16,472
Net realized (loss) on futures contracts, written options and swaps	(16,812)	0	(2,375)	(31)	0	(19,218)
Net realized (loss) on foreign currency transactions	0	(3,192)	0	0	0	(3,192)

	$(340)	$(3,192)	$(2,375)	$(31)	$0	$(5,938)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(15,671)	$0	$0	$0	$0	$(15,671)
Net change in unrealized appreciation on futures contracts, written options and swaps	20,716	0	9,799	109	0	30,624
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,856	0	0	0	2,856

	$5,045	$2,856	$9,799	$109	$0	$17,809

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,287 as reported in the Notes to Schedule of Investments.

18	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the

U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are

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structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

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Notes to Financial Statements (Cont.)

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation

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risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every

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Notes to Financial Statements (Cont.)

six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to

24	PIMCO Variable Insurance Trust

December 31, 2009

the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)

Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$67

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$205,640	$205,664	$0	$0	$40	$24

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$202,052	$199,046	$678,793	$514,909

26	PIMCO Variable Insurance Trust

December 31, 2009

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	196	$1,223	93	$648
Administrative Class	45,120	280,287	22,379	148,686
Advisor Class	1,868	12,112	556	3,579
Issued as reinvestment of distributions
Institutional Class	35	229	27	189
Administrative Class	5,396	34,816	4,487	31,033
Advisor Class	40	268	5	33
Cost of shares redeemed
Institutional Class	(132)	(834)	(73)	(522)
Administrative Class	(33,921)	(206,405)	(26,730)	(188,671)
Advisor Class	(1,173)	(7,375)	(283)	(2,064)
Net increase (decrease) resulting from Portfolio share transactions	17,429	$114,321	461	$(7,089)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	98
Administrative Class	5	80	*
Advisor Class	2	100

*	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$0	$0	$28,215	$(2,448)	$(55,514)	$(1,201)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies, unamortized premium on convertible bonds, and contingent payment debt instruments.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$12,717	$42,797

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$505,322	$38,486	$(15,477)	$23,009

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies, unamortized premium on convertible bonds, and contingent payment debt instruments.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)
12/31/2009	$35,312	$0	$244
12/31/2008	28,524	1,008	1,723

(6)	Includes short-term capital gains, if any, distributed.
(7)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

28	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	29

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	HSBC	HSBC Bank USA	UBS	UBS Warburg LLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD	United States Dollar
CNY	Chinese Renminbi	GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	ISDA	International Swaps and Derivatives Association, Inc.

30	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

1.32%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.32%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	31

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	33

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

36	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	37

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Long-Term U.S. Government Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees and supervisory and administrative fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations	60.1%
U.S. Government Agencies	23.3%
Mortgage-Backed Securities	6.8%
Short-Term Instruments	4.0%
Corporate Bonds & Notes	3.6%
Other	2.2%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009

	1 Year	5 Years	10 Years	Class Inception (04/30/99)
PIMCO Long-Term U.S. Government Portfolio Administrative Class	-4.39%	5.45%	8.20%	7.22%
Barclays Capital Long-Term Treasury Index±	-12.92%	5.17%	7.59%	6.61%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.635% for Administrative Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,020.42	$1,022.03
Expenses Paid During Period†	$3.21	$3.21

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.633%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An above-benchmark duration position, or sensitivity to changes in market interest rates, was a significant detractor from performance as U.S. Treasury yields rose across the majority of the maturities over the reporting period.

»	The Portfolio’s curve-steepening strategies during the reporting period benefited relative performance as the two-year to 30-year yield spread steepened.

»

Compared to the Barclays Capital Long-Term Treasury Index, a modest out-of-benchmark allocation to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) added to performance as long-term U.S. TIPS outperformed like-duration U.S. Treasury securities for the reporting period.

»	An allocation to long-term Agency mortgage-backed securities (“MBS”) contributed to performance as Agency MBS outperformed like-duration U.S. Treasury securities.

»	An out-of-benchmark allocation to corporate bonds benefited performance as they significantly outperformed long-term U.S. Treasury securities during the reporting period.

»	An allocation to MBS benefited performance as MBS outperformed long-term U.S. Treasury securities during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$12.23	$10.94	$10.43	$11.00	$11.19
Net investment income (a)	0.42	0.41	0.48	0.46	0.40
Net realized/unrealized gain (loss) on investments	(0.94)	1.42	0.50	(0.34)	0.12
Total income (loss) from investment operations	(0.52)	1.83	0.98	0.12	0.52
Dividends from net investment income	(0.43)	(0.41)	(0.47)	(0.46)	(0.40)
Distributions from net realized capital gains	(0.84)	(0.13)	0.00	(0.23)	(0.31)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.27)	(0.54)	(0.47)	(0.69)	(0.71)
Net asset value end of year	$10.44	$12.23	$10.94	$10.43	$11.00
Total return	(4.39)%	17.29%	9.75%	1.15%	4.75%
Net assets end of year (000s)	$167,615	$141,575	$125,434	$100,762	$89,426
Ratio of expenses to average net assets	0.635%	0.635%	0.625%	0.625%	0.65	%(b)
Ratio of expenses to average net assets excluding interest expense	0.625%	0.625%	0.625%	0.625%	0.65	%(b)
Ratio of net investment income to average net assets	3.69%	3.73%	4.58%	4.34%	3.52%
Portfolio turnover rate	523%	338%	188%	785%	533%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 31, 2005, the advisory fee was reduced to 0.225%.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$173,987
Investments in Affiliates, at value	5,808
Repurchase agreements, at value	606
Cash	349
Deposits with counterparty	113
Receivable for investments sold	282
Receivable for investments sold on a delayed-delivery basis	35,704
Receivable for Portfolio shares sold	22
Interest and dividends receivable	1,396
Dividends receivable from Affiliates	1
Swap premiums paid	321
Unrealized appreciation on swap agreements	364
218,953

Liabilities:
Payable for investments in Affiliates purchased	$1
Payable for investments purchased on a delayed-delivery basis	49,015
Payable for Portfolio shares redeemed	197
Written options outstanding	341
Deposits from counterparty	520
Accrued related party fees	97
Variation margin payable	20
Swap premiums received	17
Other liabilities	12
50,220

Net Assets	$168,733

Net Assets Consist of:
Paid in capital	$177,882
Undistributed net investment income	57
Accumulated undistributed net realized (loss)	(3,954)
Net unrealized (depreciation)	(5,252)
$168,733

Net Assets:
Institutional Class	$991
Administrative Class	167,615
Advisor Class	127

Shares Issued and Outstanding:
Institutional Class	95
Administrative Class	16,053
Advisor Class	12

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.44
Administrative Class	10.44
Advisor Class	10.44

Cost of Investments Owned	$179,877
Cost of Investments in Affiliates Owned	$5,808
Cost of Repurchase Agreements Owned	$606
Premiums Received on Written Options	$238

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$5,818
Dividends from Affiliate investments	6
Total Income	5,824

Expenses:
Investment advisory fees	305
Supervisory and administrative fees	339
Servicing fees – Administrative Class	202
Trustees’ fees	2
Interest expense	12
Total Expenses	860

Net Investment Income	4,964

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(2,196)
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	2,222
Net change in unrealized (depreciation) on investments	(10,632)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(2,318)
Net (Loss)	(12,922)

Net (Decrease) in Net Assets Resulting from Operations	$(7,958)

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,964	$5,353
Net realized gain	26	11,963
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	(12,950)	3,223
Net increase (decrease) resulting from operations	(7,958)	20,539

Distributions to Shareholders:
From net investment income
Institutional Class	(45)	(43)
Administrative Class	(5,024)	(5,284)
Advisor Class	(1)	0
From net realized capital gains
Institutional Class	(72)	(12)
Administrative Class	(12,440)	(1,488)
Advisor Class	(9)	0

Total Distributions	(17,591)	(6,827)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	649	1,513
Administrative Class	65,188	54,629
Advisor Class	133	0
Issued as reinvestment of distributions
Institutional Class	117	55
Administrative Class	17,464	6,772
Advisor Class	10	0
Cost of shares redeemed
Institutional Class	(755)	(1,460)
Administrative Class	(31,232)	(58,859)
Net increase resulting from Portfolio share transactions	51,574	2,650

Total Increase in Net Assets	26,025	16,362

Net Assets:
Beginning of year	142,708	126,346
End of year*	$168,733	$142,708

*Including undistributed net investment income of:	$57	$0

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Long-Term U.S. Government Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.8%

American International Group, Inc.
8.250% due 08/15/2018	$200	$188

Bank of America N.A.
0.799% due 06/23/2010	1,500	1,503

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	1,100	1,110

Citigroup Funding, Inc.
1.325% due 05/07/2010	700	702

Goldman Sachs Group, Inc.
0.458% due 02/06/2012	700	695

Morgan Stanley
2.372% due 05/14/2010	700	705

U.S. Trade Funding Corp.
4.260% due 11/15/2014	434	468

Wachovia Bank N.A.
1.172% due 05/14/2010	700	702

Wells Fargo & Co.
0.309% due 03/23/2010	400	400

Total Corporate Bonds & Notes (Cost $6,434)		6,473

MUNICIPAL BONDS & NOTES 0.7%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300	303

Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	183

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	300	306

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	300	307

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	28

Total Municipal Bonds & Notes (Cost $1,064)		1,127

U.S. GOVERNMENT AGENCIES 24.9%

Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	1,700	845
0.291% due 07/25/2037	145	131
0.700% due 08/25/2021	13	12
0.850% due 08/25/2022	6	6
1.131% due 04/25/2032	19	19
1.150% due 04/25/2021	7	7
4.250% due 05/25/2037	56	42
4.500% due 08/25/2018 - 09/01/2035	612	616
4.775% due 01/01/2033	17	17
5.000% due 04/25/2032 - 08/25/2033	289	288
5.375% due 02/25/2022 - 04/11/2022	1,350	1,385
5.500% due 12/25/2035 - 06/25/2037	536	544
5.800% due 02/09/2026	500	502
5.820% due 04/01/2026	904	960
6.000% due 01/25/2036	549	572
6.080% due 09/01/2028	64	71
6.500% due 07/25/2031	609	663

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farmer Mac
7.337% due 07/25/2011	$99	$98

Federal Farm Credit Bank
5.050% due 03/28/2019	400	417
5.150% due 03/25/2020	250	259
5.160% due 03/14/2022	2,400	2,469

Federal Home Loan Bank
6.000% due 02/12/2021	50	58
6.125% due 06/08/2018	80	92

Federal Housing Administration
6.896% due 07/01/2020	294	292

Financing Corp.
0.000% due 09/26/2019	1,500	951
10.700% due 10/06/2017	650	923

Freddie Mac
0.463% due 02/15/2019	464	464
0.633% due 01/15/2033	56	56
0.950% due 02/15/2027	12	12
1.250% due 02/15/2021	14	14
1.832% due 10/25/2044	87	83
4.000% due 06/15/2032	312	268
4.500% due 05/15/2025	1,000	1,006
5.400% due 03/17/2021	1,000	1,065
5.500% due 08/15/2030 - 06/15/2034	1,689	1,743
5.625% due 11/23/2035	600	592
7.000% due 07/15/2023 - 12/01/2031	42	47
8.250% due 06/01/2016	350	421

Ginnie Mae
3.625% due 08/20/2030	9	9
5.500% due 01/20/2036	620	626
6.000% due 08/20/2033	1,461	1,542

Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500	1,328
5.500% due 09/18/2023 - 04/26/2024	1,700	1,816

Overseas Private Investment Corp.
4.736% due 03/15/2022	356	364

Private Export Funding Corp.
5.000% due 12/15/2016	500	544

Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030	16,200	8,974

Resolution Funding Corp.
0.000% due 04/15/2028	1,700	649

Small Business Administration
5.240% due 08/01/2023	568	592
5.290% due 12/01/2027	498	530

Tennessee Valley Authority
4.500% due 04/01/2018	700	714
4.875% due 01/15/2048	800	733
5.375% due 04/01/2056	1,000	995
5.500% due 07/18/2017 - 06/15/2038	4,300	4,557

Total U.S. Government Agencies (Cost $41,199)		41,983

U.S. TREASURY OBLIGATIONS 64.2%

U.S. Treasury Bonds
4.250% due 05/15/2039	700	657
4.375% due 02/15/2038	300	288
4.375% due 11/15/2039	200	192
4.500% due 02/15/2036	1,900	1,872
4.500% due 05/15/2038	300	294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 08/15/2039	$7,600	$7,430
5.250% due 11/15/2028	5,400	5,853
5.375% due 02/15/2031	4,000	4,421
5.500% due 08/15/2028	400	446
6.125% due 11/15/2027	23,800	28,359
6.250% due 08/15/2023	10,200	12,186
7.250% due 08/15/2022	5,100	6,608
8.000% due 11/15/2021	4,200	5,721

U.S. Treasury Notes
1.000% due 10/31/2011 (d)	55	55
2.375% due 08/31/2014 (d)	600	596
2.750% due 11/30/2016	400	385
3.125% due 05/15/2019 (d)	200	189
3.625% due 08/15/2019	2,100	2,065

U.S. Treasury Strips
0.000% due 11/15/2019	2,000	1,328
0.000% due 08/15/2020	2,400	1,525
0.000% due 02/15/2021	2,300	1,421
0.000% due 05/15/2021	1,800	1,095
0.000% due 08/15/2022	4,200	2,376
0.000% due 02/15/2026	2,000	922
0.000% due 08/15/2026	1,400	620
0.000% due 11/15/2026	7,700	3,363
0.000% due 11/15/2027	9,900	4,170
0.000% due 02/15/2028	4,900	2,010
0.000% due 11/15/2028	200	81
0.000% due 02/15/2031	1,400	509
0.000% due 02/15/2033	1,700	553
0.000% due 05/15/2037	600	165
0.000% due 05/15/2038	8,500	2,207
0.000% due 05/15/2039 (d)	22,600	5,631
0.000% due 08/15/2039	11,300	2,771

Total U.S. Treasury Obligations (Cost $112,934)		108,364

MORTGAGE-BACKED SECURITIES 7.3%

American Home Mortgage Investment Trust
5.000% due 09/25/2035	289	253

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	751

Bear Stearns Adjustable Rate Mortgage Trust
2.940% due 03/25/2035	356	312
3.708% due 01/25/2034	31	30
4.199% due 04/25/2033	60	56
4.371% due 02/25/2034	58	49
4.462% due 10/25/2035	500	424
4.990% due 04/25/2033	224	199

Citigroup Mortgage Loan Trust, Inc.
4.900% due 10/25/2035	665	560

Countrywide Alternative Loan Trust
0.441% due 05/25/2035	122	69
5.500% due 10/25/2033	1,409	1,080

Countrywide Home Loan Mortgage Pass-Through Trust
0.551% due 03/25/2035	223	110
0.571% due 06/25/2035	1,827	1,610

CS First Boston Mortgage Securities Corp.
3.292% due 07/25/2033	56	51
3.668% due 11/25/2032	12	9

First Horizon Asset Securities, Inc.
2.916% due 12/25/2033	60	54

First Republic Mortgage Loan Trust
0.583% due 11/15/2031	163	139

GMAC Mortgage Corp. Loan Trust
4.565% due 06/25/2034	64	54

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	152	145
5.560% due 11/10/2039	3,000	2,634

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harborview Mortgage Loan Trust
0.363% due 04/19/2038	$125	$65
0.453% due 05/19/2035	93	48
5.150% due 07/19/2035	135	102

Impac CMB Trust
5.542% due 09/25/2034	468	357

JPMorgan Chase Commercial Mortgage Securities Corp.
5.746% due 02/12/2049	600	526

JPMorgan Mortgage Trust
3.965% due 07/25/2035	612	563

MASTR Asset Securitization Trust
5.500% due 09/25/2033	266	270

Residential Accredit Loans, Inc.
0.631% due 01/25/2033	20	19
0.631% due 03/25/2033	56	48
6.000% due 06/25/2036	207	105

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	30	30

Sequoia Mortgage Trust
0.583% due 07/20/2033	195	140

Structured Adjustable Rate Mortgage Loan Trust
0.451% due 05/25/2037	272	154

Structured Asset Mortgage Investments, Inc.
0.331% due 09/25/2047	169	160
0.893% due 09/19/2032	195	163
1.073% due 10/19/2033	58	48

Wachovia Bank Commercial Mortgage Trust
0.323% due 09/15/2021	66	57
5.572% due 10/15/2048	300	278

WaMu Mortgage Pass-Through Certificates
0.461% due 04/25/2045	85	63
1.544% due 08/25/2046	576	318
1.944% due 08/25/2042	7	5
2.759% due 10/25/2046	159	95

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual MSC Mortgage Pass-Through Certificates
3.056% due 02/25/2031	$12	$10
3.541% due 05/25/2033	15	11
4.348% due 02/25/2033	5	4
4.414% due 02/25/2033	6	5

Total Mortgage-Backed Securities (Cost $14,432)		12,233

ASSET-BACKED SECURITIES 1.7%

Bear Stearns Asset-Backed Securities Trust
0.731% due 11/25/2042	143	125

Chase Issuance Trust
1.754% due 09/15/2015	800	824

Credit-Based Asset Servicing & Securitization LLC
0.321% due 12/25/2037	11	11

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 03/25/2037	36	32

Ford Credit Auto Owner Trust
1.133% due 01/15/2011	105	105

Fremont Home Loan Trust
0.281% due 10/25/2036	86	76

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036	69	50

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	9	9

LA Arena Funding LLC
7.656% due 12/15/2026	74	71

MASTR Asset-Backed Securities Trust
0.291% due 11/25/2036	47	46

Renaissance Home Equity Loan Trust
0.671% due 08/25/2033	10	7
0.731% due 12/25/2033	53	43

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.272% due 10/27/2014	$13	$13
0.282% due 04/25/2017	117	117
0.392% due 04/25/2017	54	53
1.782% due 04/25/2023	1,299	1,352

Specialty Underwriting & Residential Finance
0.911% due 01/25/2034	11	6

Structured Asset Securities Corp.
0.521% due 01/25/2033	19	17

Total Asset-Backed Securities (Cost $2,964)		2,957

SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.005% due 01/04/2010	606	606

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $620. Repurchase proceeds are $606.)

U.S. TREASURY BILLS 0.5%
0.110% due 03/25/2010 (b)	850	850

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 3.4%
	580,129	5,808

Total Short-Term Instruments (Cost $7,264)		7,264

Total Investments 106.9% (Cost $186,291)		$180,401

Written Options (f) (0.2%) (Premiums $238)		(341)

Other Assets and Liabilities (Net) (6.7%)		(11,327)

Net Assets 100.0%		$168,733

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Securities with an aggregate market value of $850 have been pledged as collateral for delayed-delivery securities on December 31, 2009.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $16,353 at a weighted average interest rate of 0.204%. On December 31, 2009, there were no open reverse repurchase agreements.
(d)	Securities with an aggregate market value of $236 and cash of $113 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	4	$6
90-Day Eurodollar June Futures	Long	06/2010	23	189
90-Day Eurodollar March Futures	Long	03/2010	134	279
90-Day Eurodollar September Futures	Long	09/2010	30	19
U.S. Treasury 2-Year Note March Futures	Long	03/2010	6	(7)
U.S. Treasury 5-Year Note March Futures	Long	03/2010	7	(16)
U.S. Treasury 10-Year Note March Futures	Long	03/2010	20	(68)
U.S. Treasury 30-Year Bond March Futures	Long	03/2010	3	(17)

				$385

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(e)	Swap agreements outstanding on December 31, 2009:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA	$9,700	$233	$130	$103
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	CSFB	5,800	140	78	62
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY	1,000	35	(10)	45
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS	2,400	85	(7)	92
Pay	3-Month USD-LIBOR	3.000%	06/16/2011	RBS	3,700	61	44	17
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	CITI	3,500	114	69	45

						$668	$304	$364

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$119.000	01/22/2010	55	$9	$2
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	55	26	68

				$35	$70

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$1,800	$16	$0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,800	10	30
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,800	3	2
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,800	14	20
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,100	8	18
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.500%	02/17/2010	3,100	16	46
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	1,000	10	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,500	7	25
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	2,000	17	2
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	2,000	9	22
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	4,100	44	7
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	5,200	49	99

							$203	$271

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	0	$2,400	$74
Sales	119	53,200	422
Closing Buys	(9)	(28,400)	(258)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2009	110	$27,200	$238

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
U.S. Government Agencies	$0	$41,594	$389	$41,983
U.S. Treasury Obligations	0	108,364	0	108,364
Mortgage-Backed Securities	0	12,233	0	12,233
Other Investments +++	5,808	11,545	468	17,821

Investments, at value	$5,808	$173,736	$857	$180,401
Financial Derivative Instruments ++++	$385	$23	$0	$408

Total	$6,193	$173,759	$857	$180,809

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments Long-Term U.S. Government Portfolio (Cont.)	December 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
U.S. Government Agencies	$824	$(83)	$(1)	$0	$13	$(364)	$389	$(6)
Other Investments +++	0	(100)	0	0	(16)	584	468	(7)

Investments, at value	$824	$(183)	$(1)	$0	$(3)	$220	$857	$(13)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on swap agreements	$364	$0	$0	$0	$0	$364

	$364	$0	$0	$0	$0	$364

Liabilities:
Written options outstanding	$341	$0	$0	$0	$0	$341
Variation margin payable ^^	20	0	0	0	0	20

	$361	$0	$0	$0	$0	$361

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(11)	$0	$0	$0	$0	$(11)
Net realized gain on futures contracts, written options and swaps	2,222	0	0	0	0	2,222

	$2,211	$0	$0	$0	$0	$2,211

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(175)	$0	$0	$0	$0	$(175)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(2,318)	0	0	0	0	(2,318)

	$(2,493)	$0	$0	$0	$0	$(2,493)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $385 as reported in the Notes to Schedule of Investments.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

14	PIMCO Variable Insurance Trust

December 31, 2009

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the

Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are fixed-income securities sold at a significant discount to face value and offer no interest payments because they mature at par.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(c) Swap Agreements The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap

16	PIMCO Variable Insurance Trust

December 31, 2009

agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the

Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,627	$0

18	PIMCO Variable Insurance Trust

December 31, 2009

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$ 0	$81,706	$75,900	$0	$5,808	$6	$2

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$779,098	$769,591	$93,206	$85,762

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	57	$649	137	$1,513
Administrative Class	5,590	65,188	4,906	54,629
Advisor Class	11	133	0	0
Issued as reinvestment of distributions
Institutional Class	10	117	5	55
Administrative Class	1,604	17,464	602	6,772
Advisor Class	1	10	0	0
Cost of shares redeemed
Institutional Class	(65)	(755)	(132)	(1,460)
Administrative Class	(2,719)	(31,232)	(5,400)	(58,859)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	4,489	$51,574	118	$2,650

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	4	97
Advisor Class	2	100

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)	December 31, 2009

persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral (2)
$120	$102	$(8,351)	$0	$0	$(1,020)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$188,979	$1,678	$(10,256)	$(8,578)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$11,340	$6,251	$0
12/31/2008	6,127	700	0

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	21

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	CITI	Citigroup, Inc.	GSC	Goldman Sachs & Co.
BNP	BNP Paribas Bank	CSFB	Credit Suisse First Boston	MSC	Morgan Stanley
BOA	Bank of America	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation

Other Abbreviations:
AID	Agency International Development	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	MBS	Mortgage-Backed Security

22	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2009	23

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

24	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2009	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

26	PIMCO Variable Insurance Trust

(Unaudited)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

Annual Report	December 31, 2009	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement (Cont.)	(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Long-Term U.S. Government Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Treasury Obligations	60.1%
U.S. Government Agencies	23.3%
Mortgage-Backed Securities	6.8%
Short-Term Instruments	4.0%
Corporate Bonds & Notes	3.6%
Other	2.2%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (04/10/00)
PIMCO Long-Term U.S. Government Portfolio Institutional Class	-4.24%	5.61%	7.64%
Barclays Capital Long-Term Treasury Index±	-12.92%	5.17%	6.94%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.485% for Institutional Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,021.17	$1,022.79
Expenses Paid During Period†	$2.45	$2.45

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.483%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An above-benchmark duration position, or sensitivity to changes in market interest rates, was a significant detractor from performance as U.S. Treasury yields rose across the majority of the maturities over the reporting period.

»	The Portfolio’s curve-steepening strategies during the reporting period benefited relative performance as the two-year to 30-year yield spread steepened.

»

Compared to the Barclays Capital Long-Term Treasury Index, a modest out-of-benchmark allocation to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) added to performance as long-term U.S. TIPS outperformed like-duration U.S. Treasury securities for the reporting period.

»	An allocation to long-term Agency mortgage-backed securities (“MBS”) contributed to performance as Agency MBS outperformed like-duration U.S. Treasury securities.

»	An out-of-benchmark allocation to corporate bonds benefited performance as they significantly outperformed long-term U.S. Treasury securities during the reporting period.

»	An allocation to MBS benefited performance as MBS outperformed long-term U.S. Treasury securities during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Institutional Class
Net asset value beginning of year	$12.23	$10.94	$10.43	$11.00	$11.19
Net investment income (a)	0.44	0.43	0.49	0.49	0.42
Net realized/unrealized gain (loss) on investments	(0.94)	1.42	0.51	(0.35)	0.12
Total income (loss) from investment operations	(0.50)	1.85	1.00	0.14	0.54
Dividends from net investment income	(0.45)	(0.43)	(0.49)	(0.48)	(0.42)
Distributions from net realized capital gains	(0.84)	(0.13)	0.00	(0.23)	(0.31)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.29)	(0.56)	(0.49)	(0.71)	(0.73)
Net asset value end of year	$10.44	$12.23	$10.94	$10.43	$11.00
Total return	(4.24)%	17.47%	9.90%	1.30%	4.90%
Net assets end of year (000s)	$991	$1,133	$912	$443	$391
Ratio of expenses to average net assets	0.485%	0.485%	0.475%	0.475%	0.50	%(b)
Ratio of expenses to average net assets excluding interest expense	0.475%	0.475%	0.475%	0.475%	0.50	%(b)
Ratio of net investment income to average net assets	3.86%	3.89%	4.75%	4.61%	3.75%
Portfolio turnover rate	523%	338%	188%	785%	533%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 31, 2005, the advisory fee was reduced to 0.225%.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$173,987
Investments in Affiliates, at value	5,808
Repurchase agreements, at value	606
Cash	349
Deposits with counterparty	113
Receivable for investments sold	282
Receivable for investments sold on a delayed-delivery basis	35,704
Receivable for Portfolio shares sold	22
Interest and dividends receivable	1,396
Dividends receivable from Affiliates	1
Swap premiums paid	321
Unrealized appreciation on swap agreements	364
218,953

Liabilities:
Payable for investments in Affiliates purchased	$1
Payable for investments purchased on a delayed-delivery basis	49,015
Payable for Portfolio shares redeemed	197
Written options outstanding	341
Deposits from counterparty	520
Accrued related party fees	97
Variation margin payable	20
Swap premiums received	17
Other liabilities	12
50,220

Net Assets	$168,733

Net Assets Consist of:
Paid in capital	$177,882
Undistributed net investment income	57
Accumulated undistributed net realized (loss)	(3,954)
Net unrealized (depreciation)	(5,252)
$168,733

Net Assets:
Institutional Class	$991
Administrative Class	167,615
Advisor Class	127

Shares Issued and Outstanding:
Institutional Class	95
Administrative Class	16,053
Advisor Class	12

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.44
Administrative Class	10.44
Advisor Class	10.44

Cost of Investments Owned	$179,877
Cost of Investments in Affiliates Owned	$5,808
Cost of Repurchase Agreements Owned	$606
Premiums Received on Written Options	$238

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$5,818
Dividends from Affiliate investments	6
Total Income	5,824

Expenses:
Investment advisory fees	305
Supervisory and administrative fees	339
Servicing fees – Administrative Class	202
Trustees’ fees	2
Interest expense	12
Total Expenses	860

Net Investment Income	4,964

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(2,196)
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	2,222
Net change in unrealized (depreciation) on investments	(10,632)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(2,318)
Net (Loss)	(12,922)

Net (Decrease) in Net Assets Resulting from Operations	$(7,958)

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,964	$5,353
Net realized gain	26	11,963
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	(12,950)	3,223
Net increase (decrease) resulting from operations	(7,958)	20,539

Distributions to Shareholders:
From net investment income
Institutional Class	(45)	(43)
Administrative Class	(5,024)	(5,284)
Advisor Class	(1)	0
From net realized capital gains
Institutional Class	(72)	(12)
Administrative Class	(12,440)	(1,488)
Advisor Class	(9)	0

Total Distributions	(17,591)	(6,827)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	649	1,513
Administrative Class	65,188	54,629
Advisor Class	133	0
Issued as reinvestment of distributions
Institutional Class	117	55
Administrative Class	17,464	6,772
Advisor Class	10	0
Cost of shares redeemed
Institutional Class	(755)	(1,460)
Administrative Class	(31,232)	(58,859)
Net increase resulting from Portfolio share transactions	51,574	2,650

Total Increase in Net Assets	26,025	16,362

Net Assets:
Beginning of year	142,708	126,346
End of year*	$168,733	$142,708

*Including undistributed net investment income of:	$57	$0

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Long-Term U.S. Government Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.8%

American International Group, Inc.
8.250% due 08/15/2018	$200	$188

Bank of America N.A.
0.799% due 06/23/2010	1,500	1,503

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	1,100	1,110

Citigroup Funding, Inc.
1.325% due 05/07/2010	700	702

Goldman Sachs Group, Inc.
0.458% due 02/06/2012	700	695

Morgan Stanley
2.372% due 05/14/2010	700	705

U.S. Trade Funding Corp.
4.260% due 11/15/2014	434	468

Wachovia Bank N.A.
1.172% due 05/14/2010	700	702

Wells Fargo & Co.
0.309% due 03/23/2010	400	400

Total Corporate Bonds & Notes (Cost $6,434)		6,473

MUNICIPAL BONDS & NOTES 0.7%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300	303

Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	183

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	300	306

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	300	307

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	28

Total Municipal Bonds & Notes (Cost $1,064)		1,127

U.S. GOVERNMENT AGENCIES 24.9%

Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	1,700	845
0.291% due 07/25/2037	145	131
0.700% due 08/25/2021	13	12
0.850% due 08/25/2022	6	6
1.131% due 04/25/2032	19	19
1.150% due 04/25/2021	7	7
4.250% due 05/25/2037	56	42
4.500% due 08/25/2018 - 09/01/2035	612	616
4.775% due 01/01/2033	17	17
5.000% due 04/25/2032 - 08/25/2033	289	288
5.375% due 02/25/2022 - 04/11/2022	1,350	1,385
5.500% due 12/25/2035 - 06/25/2037	536	544
5.800% due 02/09/2026	500	502
5.820% due 04/01/2026	904	960
6.000% due 01/25/2036	549	572
6.080% due 09/01/2028	64	71
6.500% due 07/25/2031	609	663

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farmer Mac
7.337% due 07/25/2011	$99	$98

Federal Farm Credit Bank
5.050% due 03/28/2019	400	417
5.150% due 03/25/2020	250	259
5.160% due 03/14/2022	2,400	2,469

Federal Home Loan Bank
6.000% due 02/12/2021	50	58
6.125% due 06/08/2018	80	92

Federal Housing Administration
6.896% due 07/01/2020	294	292

Financing Corp.
0.000% due 09/26/2019	1,500	951
10.700% due 10/06/2017	650	923

Freddie Mac
0.463% due 02/15/2019	464	464
0.633% due 01/15/2033	56	56
0.950% due 02/15/2027	12	12
1.250% due 02/15/2021	14	14
1.832% due 10/25/2044	87	83
4.000% due 06/15/2032	312	268
4.500% due 05/15/2025	1,000	1,006
5.400% due 03/17/2021	1,000	1,065
5.500% due 08/15/2030 - 06/15/2034	1,689	1,743
5.625% due 11/23/2035	600	592
7.000% due 07/15/2023 - 12/01/2031	42	47
8.250% due 06/01/2016	350	421

Ginnie Mae
3.625% due 08/20/2030	9	9
5.500% due 01/20/2036	620	626
6.000% due 08/20/2033	1,461	1,542

Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500	1,328
5.500% due 09/18/2023 - 04/26/2024	1,700	1,816

Overseas Private Investment Corp.
4.736% due 03/15/2022	356	364

Private Export Funding Corp.
5.000% due 12/15/2016	500	544

Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030	16,200	8,974

Resolution Funding Corp.
0.000% due 04/15/2028	1,700	649

Small Business Administration
5.240% due 08/01/2023	568	592
5.290% due 12/01/2027	498	530

Tennessee Valley Authority
4.500% due 04/01/2018	700	714
4.875% due 01/15/2048	800	733
5.375% due 04/01/2056	1,000	995
5.500% due 07/18/2017 - 06/15/2038	4,300	4,557

Total U.S. Government Agencies (Cost $41,199)		41,983

U.S. TREASURY OBLIGATIONS 64.2%

U.S. Treasury Bonds
4.250% due 05/15/2039	700	657
4.375% due 02/15/2038	300	288
4.375% due 11/15/2039	200	192
4.500% due 02/15/2036	1,900	1,872
4.500% due 05/15/2038	300	294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 08/15/2039	$7,600	$7,430
5.250% due 11/15/2028	5,400	5,853
5.375% due 02/15/2031	4,000	4,421
5.500% due 08/15/2028	400	446
6.125% due 11/15/2027	23,800	28,359
6.250% due 08/15/2023	10,200	12,186
7.250% due 08/15/2022	5,100	6,608
8.000% due 11/15/2021	4,200	5,721

U.S. Treasury Notes
1.000% due 10/31/2011 (d)	55	55
2.375% due 08/31/2014 (d)	600	596
2.750% due 11/30/2016	400	385
3.125% due 05/15/2019 (d)	200	189
3.625% due 08/15/2019	2,100	2,065

U.S. Treasury Strips
0.000% due 11/15/2019	2,000	1,328
0.000% due 08/15/2020	2,400	1,525
0.000% due 02/15/2021	2,300	1,421
0.000% due 05/15/2021	1,800	1,095
0.000% due 08/15/2022	4,200	2,376
0.000% due 02/15/2026	2,000	922
0.000% due 08/15/2026	1,400	620
0.000% due 11/15/2026	7,700	3,363
0.000% due 11/15/2027	9,900	4,170
0.000% due 02/15/2028	4,900	2,010
0.000% due 11/15/2028	200	81
0.000% due 02/15/2031	1,400	509
0.000% due 02/15/2033	1,700	553
0.000% due 05/15/2037	600	165
0.000% due 05/15/2038	8,500	2,207
0.000% due 05/15/2039 (d)	22,600	5,631
0.000% due 08/15/2039	11,300	2,771

Total U.S. Treasury Obligations (Cost $112,934)		108,364

MORTGAGE-BACKED SECURITIES 7.3%

American Home Mortgage Investment Trust
5.000% due 09/25/2035	289	253

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	751

Bear Stearns Adjustable Rate Mortgage Trust
2.940% due 03/25/2035	356	312
3.708% due 01/25/2034	31	30
4.199% due 04/25/2033	60	56
4.371% due 02/25/2034	58	49
4.462% due 10/25/2035	500	424
4.990% due 04/25/2033	224	199

Citigroup Mortgage Loan Trust, Inc.
4.900% due 10/25/2035	665	560

Countrywide Alternative Loan Trust
0.441% due 05/25/2035	122	69
5.500% due 10/25/2033	1,409	1,080

Countrywide Home Loan Mortgage Pass-Through Trust
0.551% due 03/25/2035	223	110
0.571% due 06/25/2035	1,827	1,610

CS First Boston Mortgage Securities Corp.
3.292% due 07/25/2033	56	51
3.668% due 11/25/2032	12	9

First Horizon Asset Securities, Inc.
2.916% due 12/25/2033	60	54

First Republic Mortgage Loan Trust
0.583% due 11/15/2031	163	139

GMAC Mortgage Corp. Loan Trust
4.565% due 06/25/2034	64	54

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	152	145
5.560% due 11/10/2039	3,000	2,634

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harborview Mortgage Loan Trust
0.363% due 04/19/2038	$125	$65
0.453% due 05/19/2035	93	48
5.150% due 07/19/2035	135	102

Impac CMB Trust
5.542% due 09/25/2034	468	357

JPMorgan Chase Commercial Mortgage Securities Corp.
5.746% due 02/12/2049	600	526

JPMorgan Mortgage Trust
3.965% due 07/25/2035	612	563

MASTR Asset Securitization Trust
5.500% due 09/25/2033	266	270

Residential Accredit Loans, Inc.
0.631% due 01/25/2033	20	19
0.631% due 03/25/2033	56	48
6.000% due 06/25/2036	207	105

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	30	30

Sequoia Mortgage Trust
0.583% due 07/20/2033	195	140

Structured Adjustable Rate Mortgage Loan Trust
0.451% due 05/25/2037	272	154

Structured Asset Mortgage Investments, Inc.
0.331% due 09/25/2047	169	160
0.893% due 09/19/2032	195	163
1.073% due 10/19/2033	58	48

Wachovia Bank Commercial Mortgage Trust
0.323% due 09/15/2021	66	57
5.572% due 10/15/2048	300	278

WaMu Mortgage Pass-Through Certificates
0.461% due 04/25/2045	85	63
1.544% due 08/25/2046	576	318
1.944% due 08/25/2042	7	5
2.759% due 10/25/2046	159	95

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual MSC Mortgage Pass-Through Certificates
3.056% due 02/25/2031	$12	$10
3.541% due 05/25/2033	15	11
4.348% due 02/25/2033	5	4
4.414% due 02/25/2033	6	5

Total Mortgage-Backed Securities (Cost $14,432)		12,233

ASSET-BACKED SECURITIES 1.7%

Bear Stearns Asset-Backed Securities Trust
0.731% due 11/25/2042	143	125

Chase Issuance Trust
1.754% due 09/15/2015	800	824

Credit-Based Asset Servicing & Securitization LLC
0.321% due 12/25/2037	11	11

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 03/25/2037	36	32

Ford Credit Auto Owner Trust
1.133% due 01/15/2011	105	105

Fremont Home Loan Trust
0.281% due 10/25/2036	86	76

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036	69	50

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	9	9

LA Arena Funding LLC
7.656% due 12/15/2026	74	71

MASTR Asset-Backed Securities Trust
0.291% due 11/25/2036	47	46

Renaissance Home Equity Loan Trust
0.671% due 08/25/2033	10	7
0.731% due 12/25/2033	53	43

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.272% due 10/27/2014	$13	$13
0.282% due 04/25/2017	117	117
0.392% due 04/25/2017	54	53
1.782% due 04/25/2023	1,299	1,352

Specialty Underwriting & Residential Finance
0.911% due 01/25/2034	11	6

Structured Asset Securities Corp.
0.521% due 01/25/2033	19	17

Total Asset-Backed Securities (Cost $2,964)		2,957

SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.005% due 01/04/2010	606	606

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $620. Repurchase proceeds are $606.)

U.S. TREASURY BILLS 0.5%
0.110% due 03/25/2010 (b)	850	850

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 3.4%
	580,129	5,808

Total Short-Term Instruments (Cost $7,264)		7,264

Total Investments 106.9% (Cost $186,291)		$180,401

Written Options (f) (0.2%) (Premiums $238)		(341)

Other Assets and Liabilities (Net) (6.7%)		(11,327)

Net Assets 100.0%		$168,733

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Securities with an aggregate market value of $850 have been pledged as collateral for delayed-delivery securities on December 31, 2009.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $16,353 at a weighted average interest rate of 0.204%. On December 31, 2009, there were no open reverse repurchase agreements.
(d)	Securities with an aggregate market value of $236 and cash of $113 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	4	$6
90-Day Eurodollar June Futures	Long	06/2010	23	189
90-Day Eurodollar March Futures	Long	03/2010	134	279
90-Day Eurodollar September Futures	Long	09/2010	30	19
U.S. Treasury 2-Year Note March Futures	Long	03/2010	6	(7)
U.S. Treasury 5-Year Note March Futures	Long	03/2010	7	(16)
U.S. Treasury 10-Year Note March Futures	Long	03/2010	20	(68)
U.S. Treasury 30-Year Bond March Futures	Long	03/2010	3	(17)

				$385

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(e)	Swap agreements outstanding on December 31, 2009:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA	$9,700	$233	$130	$103
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	CSFB	5,800	140	78	62
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY	1,000	35	(10)	45
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS	2,400	85	(7)	92
Pay	3-Month USD-LIBOR	3.000%	06/16/2011	RBS	3,700	61	44	17
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	CITI	3,500	114	69	45

						$668	$304	$364

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$119.000	01/22/2010	55	$9	$2
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	55	26	68

				$35	$70

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$1,800	$16	$0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,800	10	30
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,800	3	2
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,800	14	20
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,100	8	18
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.500%	02/17/2010	3,100	16	46
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	1,000	10	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,500	7	25
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	2,000	17	2
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	2,000	9	22
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	4,100	44	7
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	5,200	49	99

							$203	$271

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	0	$2,400	$74
Sales	119	53,200	422
Closing Buys	(9)	(28,400)	(258)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2009	110	$27,200	$238

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
U.S. Government Agencies	$0	$41,594	$389	$41,983
U.S. Treasury Obligations	0	108,364	0	108,364
Mortgage-Backed Securities	0	12,233	0	12,233
Other Investments +++	5,808	11,545	468	17,821

Investments, at value	$5,808	$173,736	$857	$180,401
Financial Derivative Instruments ++++	$385	$23	$0	$408

Total	$6,193	$173,759	$857	$180,809

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments Long-Term U.S. Government Portfolio (Cont.)	December 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
U.S. Government Agencies	$824	$(83)	$(1)	$0	$13	$(364)	$389	$(6)
Other Investments +++	0	(100)	0	0	(16)	584	468	(7)

Investments, at value	$824	$(183)	$(1)	$0	$(3)	$220	$857	$(13)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on swap agreements	$364	$0	$0	$0	$0	$364

	$364	$0	$0	$0	$0	$364

Liabilities:
Written options outstanding	$341	$0	$0	$0	$0	$341
Variation margin payable ^^	20	0	0	0	0	20

	$361	$0	$0	$0	$0	$361

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(11)	$0	$0	$0	$0	$(11)
Net realized gain on futures contracts, written options and swaps	2,222	0	0	0	0	2,222

	$2,211	$0	$0	$0	$0	$2,211

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(175)	$0	$0	$0	$0	$(175)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(2,318)	0	0	0	0	(2,318)

	$(2,493)	$0	$0	$0	$0	$(2,493)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $385 as reported in the Notes to Schedule of Investments.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

14	PIMCO Variable Insurance Trust

December 31, 2009

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National

Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are fixed-income securities sold at a significant discount to face value and offer no interest payments because they mature at par.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)

derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(c) Swap Agreements The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in

16	PIMCO Variable Insurance Trust

December 31, 2009

an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,627	$0

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$ 0	$81,706	$75,900	$0	$5,808	$6	$2

18	PIMCO Variable Insurance Trust

December 31, 2009

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$779,098	$769,591	$93,206	$85,762

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	57	$649	137	$1,513
Administrative Class	5,590	65,188	4,906	54,629
Advisor Class	11	133	0	0
Issued as reinvestment of distributions
Institutional Class	10	117	5	55
Administrative Class	1,604	17,464	602	6,772
Advisor Class	1	10	0	0
Cost of shares redeemed
Institutional Class	(65)	(755)	(132)	(1,460)
Administrative Class	(2,719)	(31,232)	(5,400)	(58,859)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	4,489	$51,574	118	$2,650

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	4	97
Advisor Class	2	100

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between

May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)	December 31, 2009

and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral (2)
$120	$102	$(8,351)	$0	$0	$(1,020)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$188,979	$1,678	$(10,256)	$(8,578)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$11,340	$6,251	$0
12/31/2008	6,127	700	0

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	21

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	CITI	Citigroup, Inc.	GSC	Goldman Sachs & Co.
BNP	BNP Paribas Bank	CSFB	Credit Suisse First Boston	MSC	Morgan Stanley
BOA	Bank of America	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation

Other Abbreviations:
AID	Agency International Development	ISDA	International Swaps and Derivatives Association, Inc.	MBS	Mortgage-Backed Security
CMBS	Collateralized Mortgage-Backed Security	LIBOR	London Interbank Offered Rate
CMO	Collateralized Mortgage Obligation

22	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2009	23

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

24	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2009	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

26	PIMCO Variable Insurance Trust

(Unaudited)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

Annual Report	December 31, 2009	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement (Cont.)	(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Long-Term U.S. Government Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from September 30, 2009 (the date the Portfolio’s Advisor Class commenced operations) to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Long-Term U.S. Government Portfolio

Allocation Breakdown‡

U.S. Treasury Obligations	60.1%
U.S. Government Agencies	23.3%
Mortgage-Backed Securities	6.8%
Short-Term Instruments	4.0%
Corporate Bonds & Notes	3.6%
Other	2.2%
‡	% of Total Investments as of 12/31/09

A line graph is not included since the Class has less than six months of performance.

Cumulative Total Return for the period ended December 31, 2009
Class Inception (09/30/09)
PIMCO Long-Term U.S. Government Portfolio Advisor Class	-4.41%
Barclays Capital Long-Term Treasury Index±	-5.33%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.735% for Advisor Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance++
		(5% return before expenses)
Beginning Account Value (09/30/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$955.88	$1,021.53
Expenses Paid During Period†	$1.79	$3.69

++ Hypothetical Performance reflects a beginning account as of 07/01/09.

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.725%, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since the Advisor Class commenced operations on 09/30/09). The hypothetical expenses reflect an amount as if the Advisor Class had been operational for the entire fiscal half-year. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An above-benchmark duration position, or sensitivity to changes in market interest rates, was a significant detractor from performance as U.S. Treasury yields rose across the majority of the maturities over the reporting period.

»	The Portfolio’s curve-steepening strategies during the reporting period benefited relative performance as the two-year to 30-year yield spread steepened.

»

Compared to the Barclays Capital Long-Term Treasury Index, a modest out-of-benchmark allocation to long-term U.S. Treasury Inflation-Protected Securities (“TIPS”) added to performance as long-term U.S. TIPS outperformed like-duration U.S. Treasury securities for the reporting period.

»	An allocation to long-term Agency mortgage-backed securities (“MBS”) contributed to performance as Agency MBS outperformed like-duration U.S. Treasury securities.

»	An out-of-benchmark allocation to corporate bonds benefited performance as they significantly outperformed long-term U.S. Treasury securities during the reporting period.

»	An allocation to MBS benefited performance as MBS outperformed long-term U.S. Treasury securities during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Long-Term U.S. Government Portfolio

Selected Per Share Data for the Period Ended:	09/30/2009-12/31/2009

Advisor Class
Net asset value beginning of period	$11.89
Net investment income (a)	0.10
Net realized/unrealized (loss) on investments	(0.61)
Total (loss) from investment operations	(0.51)
Dividends from net investment income	(0.10)
Distributions from net realized capital gains	(0.84)
Tax basis return of capital	0.00
Total distributions	(0.94)
Net asset value end of period	$10.44
Total return	(4.41)%
Net assets end of period (000s)	$127
Ratio of expenses to average net assets	0.725%*
Ratio of expenses to average net assets excluding interest expense	0.725%*
Ratio of net investment income to average net assets	3.65%*
Portfolio turnover rate	523%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$173,987
Investments in Affiliates, at value	5,808
Repurchase agreements, at value	606
Cash	349
Deposits with counterparty	113
Receivable for investments sold	282
Receivable for investments sold on a delayed-delivery basis	35,704
Receivable for Portfolio shares sold	22
Interest and dividends receivable	1,396
Dividends receivable from Affiliates	1
Swap premiums paid	321
Unrealized appreciation on swap agreements	364
218,953

Liabilities:
Payable for investments in Affiliates purchased	$1
Payable for investments purchased on a delayed-delivery basis	49,015
Payable for Portfolio shares redeemed	197
Written options outstanding	341
Deposits from counterparty	520
Accrued related party fees	97
Variation margin payable	20
Swap premiums received	17
Other liabilities	12
50,220

Net Assets	$168,733

Net Assets Consist of:
Paid in capital	$177,882
Undistributed net investment income	57
Accumulated undistributed net realized (loss)	(3,954)
Net unrealized (depreciation)	(5,252)
$168,733

Net Assets:
Institutional Class	$991
Administrative Class	167,615
Advisor Class	127

Shares Issued and Outstanding:
Institutional Class	95
Administrative Class	16,053
Advisor Class	12

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.44
Administrative Class	10.44
Advisor Class	10.44

Cost of Investments Owned	$179,877
Cost of Investments in Affiliates Owned	$5,808
Cost of Repurchase Agreements Owned	$606
Premiums Received on Written Options	$238

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$5,818
Dividends from Affiliate investments	6
Total Income	5,824

Expenses:
Investment advisory fees	305
Supervisory and administrative fees	339
Servicing fees – Administrative Class	202
Trustees’ fees	2
Interest expense	12
Total Expenses	860

Net Investment Income	4,964

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(2,196)
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	2,222
Net change in unrealized (depreciation) on investments	(10,632)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(2,318)
Net (Loss)	(12,922)

Net (Decrease) in Net Assets Resulting from Operations	$(7,958)

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,964	$5,353
Net realized gain	26	11,963
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	(12,950)	3,223
Net increase (decrease) resulting from operations	(7,958)	20,539

Distributions to Shareholders:
From net investment income
Institutional Class	(45)	(43)
Administrative Class	(5,024)	(5,284)
Advisor Class	(1)	0
From net realized capital gains
Institutional Class	(72)	(12)
Administrative Class	(12,440)	(1,488)
Advisor Class	(9)	0

Total Distributions	(17,591)	(6,827)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	649	1,513
Administrative Class	65,188	54,629
Advisor Class	133	0
Issued as reinvestment of distributions
Institutional Class	117	55
Administrative Class	17,464	6,772
Advisor Class	10	0
Cost of shares redeemed
Institutional Class	(755)	(1,460)
Administrative Class	(31,232)	(58,859)
Net increase resulting from Portfolio share transactions	51,574	2,650

Total Increase in Net Assets	26,025	16,362

Net Assets:
Beginning of year	142,708	126,346
End of year*	$168,733	$142,708

*Including undistributed net investment income of:	$57	$0

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Long-Term U.S. Government Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.8%

American International Group, Inc.
8.250% due 08/15/2018	$200	$188

Bank of America N.A.
0.799% due 06/23/2010	1,500	1,503

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	1,100	1,110

Citigroup Funding, Inc.
1.325% due 05/07/2010	700	702

Goldman Sachs Group, Inc.
0.458% due 02/06/2012	700	695

Morgan Stanley
2.372% due 05/14/2010	700	705

U.S. Trade Funding Corp.
4.260% due 11/15/2014	434	468

Wachovia Bank N.A.
1.172% due 05/14/2010	700	702

Wells Fargo & Co.
0.309% due 03/23/2010	400	400

Total Corporate Bonds & Notes (Cost $6,434)		6,473

MUNICIPAL BONDS & NOTES 0.7%

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300	303

Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	183

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	300	306

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	300	307

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	28

Total Municipal Bonds & Notes (Cost $1,064)		1,127

U.S. GOVERNMENT AGENCIES 24.9%

Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	1,700	845
0.291% due 07/25/2037	145	131
0.700% due 08/25/2021	13	12
0.850% due 08/25/2022	6	6
1.131% due 04/25/2032	19	19
1.150% due 04/25/2021	7	7
4.250% due 05/25/2037	56	42
4.500% due 08/25/2018 - 09/01/2035	612	616
4.775% due 01/01/2033	17	17
5.000% due 04/25/2032 - 08/25/2033	289	288
5.375% due 02/25/2022 - 04/11/2022	1,350	1,385
5.500% due 12/25/2035 - 06/25/2037	536	544
5.800% due 02/09/2026	500	502
5.820% due 04/01/2026	904	960
6.000% due 01/25/2036	549	572
6.080% due 09/01/2028	64	71
6.500% due 07/25/2031	609	663

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farmer Mac
7.337% due 07/25/2011	$99	$98

Federal Farm Credit Bank
5.050% due 03/28/2019	400	417
5.150% due 03/25/2020	250	259
5.160% due 03/14/2022	2,400	2,469

Federal Home Loan Bank
6.000% due 02/12/2021	50	58
6.125% due 06/08/2018	80	92

Federal Housing Administration
6.896% due 07/01/2020	294	292

Financing Corp.
0.000% due 09/26/2019	1,500	951
10.700% due 10/06/2017	650	923

Freddie Mac
0.463% due 02/15/2019	464	464
0.633% due 01/15/2033	56	56
0.950% due 02/15/2027	12	12
1.250% due 02/15/2021	14	14
1.832% due 10/25/2044	87	83
4.000% due 06/15/2032	312	268
4.500% due 05/15/2025	1,000	1,006
5.400% due 03/17/2021	1,000	1,065
5.500% due 08/15/2030 - 06/15/2034	1,689	1,743
5.625% due 11/23/2035	600	592
7.000% due 07/15/2023 - 12/01/2031	42	47
8.250% due 06/01/2016	350	421

Ginnie Mae
3.625% due 08/20/2030	9	9
5.500% due 01/20/2036	620	626
6.000% due 08/20/2033	1,461	1,542

Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500	1,328
5.500% due 09/18/2023 - 04/26/2024	1,700	1,816

Overseas Private Investment Corp.
4.736% due 03/15/2022	356	364

Private Export Funding Corp.
5.000% due 12/15/2016	500	544

Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030	16,200	8,974

Resolution Funding Corp.
0.000% due 04/15/2028	1,700	649

Small Business Administration
5.240% due 08/01/2023	568	592
5.290% due 12/01/2027	498	530

Tennessee Valley Authority
4.500% due 04/01/2018	700	714
4.875% due 01/15/2048	800	733
5.375% due 04/01/2056	1,000	995
5.500% due 07/18/2017 - 06/15/2038	4,300	4,557

Total U.S. Government Agencies (Cost $41,199)		41,983

U.S. TREASURY OBLIGATIONS 64.2%

U.S. Treasury Bonds
4.250% due 05/15/2039	700	657
4.375% due 02/15/2038	300	288
4.375% due 11/15/2039	200	192
4.500% due 02/15/2036	1,900	1,872
4.500% due 05/15/2038	300	294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 08/15/2039	$7,600	$7,430
5.250% due 11/15/2028	5,400	5,853
5.375% due 02/15/2031	4,000	4,421
5.500% due 08/15/2028	400	446
6.125% due 11/15/2027	23,800	28,359
6.250% due 08/15/2023	10,200	12,186
7.250% due 08/15/2022	5,100	6,608
8.000% due 11/15/2021	4,200	5,721

U.S. Treasury Notes
1.000% due 10/31/2011 (d)	55	55
2.375% due 08/31/2014 (d)	600	596
2.750% due 11/30/2016	400	385
3.125% due 05/15/2019 (d)	200	189
3.625% due 08/15/2019	2,100	2,065

U.S. Treasury Strips
0.000% due 11/15/2019	2,000	1,328
0.000% due 08/15/2020	2,400	1,525
0.000% due 02/15/2021	2,300	1,421
0.000% due 05/15/2021	1,800	1,095
0.000% due 08/15/2022	4,200	2,376
0.000% due 02/15/2026	2,000	922
0.000% due 08/15/2026	1,400	620
0.000% due 11/15/2026	7,700	3,363
0.000% due 11/15/2027	9,900	4,170
0.000% due 02/15/2028	4,900	2,010
0.000% due 11/15/2028	200	81
0.000% due 02/15/2031	1,400	509
0.000% due 02/15/2033	1,700	553
0.000% due 05/15/2037	600	165
0.000% due 05/15/2038	8,500	2,207
0.000% due 05/15/2039 (d)	22,600	5,631
0.000% due 08/15/2039	11,300	2,771

Total U.S. Treasury Obligations (Cost $112,934)		108,364

MORTGAGE-BACKED SECURITIES 7.3%

American Home Mortgage Investment Trust
5.000% due 09/25/2035	289	253

Banc of America Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	751

Bear Stearns Adjustable Rate Mortgage Trust
2.940% due 03/25/2035	356	312
3.708% due 01/25/2034	31	30
4.199% due 04/25/2033	60	56
4.371% due 02/25/2034	58	49
4.462% due 10/25/2035	500	424
4.990% due 04/25/2033	224	199

Citigroup Mortgage Loan Trust, Inc.
4.900% due 10/25/2035	665	560

Countrywide Alternative Loan Trust
0.441% due 05/25/2035	122	69
5.500% due 10/25/2033	1,409	1,080

Countrywide Home Loan Mortgage Pass-Through Trust
0.551% due 03/25/2035	223	110
0.571% due 06/25/2035	1,827	1,610

CS First Boston Mortgage Securities Corp.
3.292% due 07/25/2033	56	51
3.668% due 11/25/2032	12	9

First Horizon Asset Securities, Inc.
2.916% due 12/25/2033	60	54

First Republic Mortgage Loan Trust
0.583% due 11/15/2031	163	139

GMAC Mortgage Corp. Loan Trust
4.565% due 06/25/2034	64	54

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	152	145
5.560% due 11/10/2039	3,000	2,634

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harborview Mortgage Loan Trust
0.363% due 04/19/2038	$125	$65
0.453% due 05/19/2035	93	48
5.150% due 07/19/2035	135	102

Impac CMB Trust
5.542% due 09/25/2034	468	357

JPMorgan Chase Commercial Mortgage Securities Corp.
5.746% due 02/12/2049	600	526

JPMorgan Mortgage Trust
3.965% due 07/25/2035	612	563

MASTR Asset Securitization Trust
5.500% due 09/25/2033	266	270

Residential Accredit Loans, Inc.
0.631% due 01/25/2033	20	19
0.631% due 03/25/2033	56	48
6.000% due 06/25/2036	207	105

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	30	30

Sequoia Mortgage Trust
0.583% due 07/20/2033	195	140

Structured Adjustable Rate Mortgage Loan Trust
0.451% due 05/25/2037	272	154

Structured Asset Mortgage Investments, Inc.
0.331% due 09/25/2047	169	160
0.893% due 09/19/2032	195	163
1.073% due 10/19/2033	58	48

Wachovia Bank Commercial Mortgage Trust
0.323% due 09/15/2021	66	57
5.572% due 10/15/2048	300	278

WaMu Mortgage Pass-Through Certificates
0.461% due 04/25/2045	85	63
1.544% due 08/25/2046	576	318
1.944% due 08/25/2042	7	5
2.759% due 10/25/2046	159	95

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual MSC Mortgage Pass-Through Certificates
3.056% due 02/25/2031	$12	$10
3.541% due 05/25/2033	15	11
4.348% due 02/25/2033	5	4
4.414% due 02/25/2033	6	5

Total Mortgage-Backed Securities (Cost $14,432)		12,233

ASSET-BACKED SECURITIES 1.7%

Bear Stearns Asset-Backed Securities Trust
0.731% due 11/25/2042	143	125

Chase Issuance Trust
1.754% due 09/15/2015	800	824

Credit-Based Asset Servicing & Securitization LLC
0.321% due 12/25/2037	11	11

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 03/25/2037	36	32

Ford Credit Auto Owner Trust
1.133% due 01/15/2011	105	105

Fremont Home Loan Trust
0.281% due 10/25/2036	86	76

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036	69	50

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	9	9

LA Arena Funding LLC
7.656% due 12/15/2026	74	71

MASTR Asset-Backed Securities Trust
0.291% due 11/25/2036	47	46

Renaissance Home Equity Loan Trust
0.671% due 08/25/2033	10	7
0.731% due 12/25/2033	53	43

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.272% due 10/27/2014	$13	$13
0.282% due 04/25/2017	117	117
0.392% due 04/25/2017	54	53
1.782% due 04/25/2023	1,299	1,352

Specialty Underwriting & Residential Finance
0.911% due 01/25/2034	11	6

Structured Asset Securities Corp.
0.521% due 01/25/2033	19	17

Total Asset-Backed Securities (Cost $2,964)		2,957

SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS 0.4%

State Street Bank and Trust Co.
0.005% due 01/04/2010	606	606

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $620. Repurchase proceeds are $606.)

U.S. TREASURY BILLS 0.5%
0.110% due 03/25/2010 (b)	850	850

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 3.4%
	580,129	5,808

Total Short-Term Instruments (Cost $7,264)		7,264

Total Investments 106.9% (Cost $186,291)		$180,401

Written Options (f) (0.2%) (Premiums $238)		(341)

Other Assets and Liabilities (Net) (6.7%)		(11,327)

Net Assets 100.0%		$168,733

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Portfolio.
(b)	Securities with an aggregate market value of $850 have been pledged as collateral for delayed-delivery securities on December 31, 2009.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $16,353 at a weighted average interest rate of 0.204%. On December 31, 2009, there were no open reverse repurchase agreements.
(d)	Securities with an aggregate market value of $236 and cash of $113 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	4	$6
90-Day Eurodollar June Futures	Long	06/2010	23	189
90-Day Eurodollar March Futures	Long	03/2010	134	279
90-Day Eurodollar September Futures	Long	09/2010	30	19
U.S. Treasury 2-Year Note March Futures	Long	03/2010	6	(7)
U.S. Treasury 5-Year Note March Futures	Long	03/2010	7	(16)
U.S. Treasury 10-Year Note March Futures	Long	03/2010	20	(68)
U.S. Treasury 30-Year Bond March Futures	Long	03/2010	3	(17)

				$385

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(e)	Swap agreements outstanding on December 31, 2009:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA	$9,700	$233	$130	$103
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	CSFB	5,800	140	78	62
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	BCLY	1,000	35	(10)	45
Pay	3-Month USD-LIBOR	3.000%	02/04/2011	RBS	2,400	85	(7)	92
Pay	3-Month USD-LIBOR	3.000%	06/16/2011	RBS	3,700	61	44	17
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	CITI	3,500	114	69	45

						$668	$304	$364

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$119.000	01/22/2010	55	$9	$2
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	55	26	68

				$35	$70

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$1,800	$16	$0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,800	10	30
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,800	3	2
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,800	14	20
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,100	8	18
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.500%	02/17/2010	3,100	16	46
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	1,000	10	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	1,500	7	25
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	2,000	17	2
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	2,000	9	22
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	4,100	44	7
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	5,200	49	99

							$203	$271

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	0	$2,400	$74
Sales	119	53,200	422
Closing Buys	(9)	(28,400)	(258)
Expirations	0	0	0
Exercised	0	0	0

Balance at 12/31/2009	110	$27,200	$238

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
U.S. Government Agencies	$0	$41,594	$389	$41,983
U.S. Treasury Obligations	0	108,364	0	108,364
Mortgage-Backed Securities	0	12,233	0	12,233
Other Investments +++	5,808	11,545	468	17,821

Investments, at value	$5,808	$173,736	$857	$180,401
Financial Derivative Instruments ++++	$385	$23	$0	$408

Total	$6,193	$173,759	$857	$180,809

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments Long-Term U.S. Government Portfolio (Cont.)	December 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009
U.S. Government Agencies	$824	$(83)	$(1)	$0	$13	$(364)	$389	$(6)
Other Investments +++	0	(100)	0	0	(16)	584	468	(7)

Investments, at value	$824	$(183)	$(1)	$0	$(3)	$220	$857	$(13)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on swap agreements	$364	$0	$0	$0	$0	$364

	$364	$0	$0	$0	$0	$364

Liabilities:
Written options outstanding	$341	$0	$0	$0	$0	$341
Variation margin payable ^^	20	0	0	0	0	20

	$361	$0	$0	$0	$0	$361

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(11)	$0	$0	$0	$0	$(11)
Net realized gain on futures contracts, written options and swaps	2,222	0	0	0	0	2,222

	$2,211	$0	$0	$0	$0	$2,211

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(175)	$0	$0	$0	$0	$(175)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(2,318)	0	0	0	0	(2,318)

	$(2,493)	$0	$0	$0	$0	$(2,493)

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $385 as reported in the Notes to Schedule of Investments.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

14	PIMCO Variable Insurance Trust

December 31, 2009

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are fixed-income securities sold at a significant discount to face value and offer no interest payments because they mature at par.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(c) Swap Agreements The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with

16	PIMCO Variable Insurance Trust

December 31, 2009

respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The

Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the

Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,627	$0

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not

18	PIMCO Variable Insurance Trust

December 31, 2009

pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$ 0	$81,706	$75,900	$0	$5,808	$6	$2

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$779,098	$769,591	$93,206	$85,762

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	57	$649	137	$1,513
Administrative Class	5,590	65,188	4,906	54,629
Advisor Class	11	133	0	0
Issued as reinvestment of distributions
Institutional Class	10	117	5	55
Administrative Class	1,604	17,464	602	6,772
Advisor Class	1	10	0	0
Cost of shares redeemed
Institutional Class	(65)	(755)	(132)	(1,460)
Administrative Class	(2,719)	(31,232)	(5,400)	(58,859)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	4,489	$51,574	118	$2,650

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	4	97
Advisor Class	2	100

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)	December 31, 2009

Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral (2)
$120	$102	$(8,351)	$0	$0	$(1,020)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$188,979	$1,678	$(10,256)	$(8,578)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$11,340	$6,251	$0
12/31/2008	6,127	700	0

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the period indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	21

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	CITI	Citigroup, Inc.	GSC	Goldman Sachs & Co.
BNP	BNP Paribas Bank	CSFB	Credit Suisse First Boston	MSC	Morgan Stanley
BOA	Bank of America	DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland Group PLC

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation

Other Abbreviations:
AID	Agency International Development	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	MBS	Mortgage-Backed Security

22	PIMCO Variable Insurance Trust

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	December 31, 2009	23

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

24	PIMCO Variable Insurance Trust

(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2009	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

26	PIMCO Variable Insurance Trust

(Unaudited)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

Annual Report	December 31, 2009	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement (Cont.)	(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

28	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Short-Term Instruments	42.2%
U.S. Treasury Obligations	18.2%
Corporate Bonds & Notes	15.7%
U.S. Government Agencies	11.7%
Mortgage-Backed Securities	7.4%
Other	4.8%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	10 Years	Class Inception (02/16/99)
PIMCO Low Duration Portfolio Administrative Class	13.32%	4.94%	5.08%	4.91%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.78%	4.04%	4.48%	4.43%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 02/28/99.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.70% for Administrative Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,061.22	$1,021.93
Expenses Paid During Period†	$3.38	$3.31

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	An above-index duration exposure, or sensitivity to changes in market interest rates, slightly detracted from performance as interest rates rose during the reporting period.

»	A curve-steepening strategy added to returns as the yield curve steepened during the reporting period.

»	An emphasis on mortgage-backed securities (“MBS”) benefited returns as MBS outperformed U.S. Treasury securities.

»	Exposure to the high-yield bond and corporate bond sectors benefited performance as both sectors outperformed U.S. Treasury securities.

»	A small exposure to emerging markets securities contributed to returns as the sector posted positive returns for the year.

»	Tactical exposure to a small basket of currencies versus the U.S. dollar benefited performance as the U.S. dollar depreciated during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$9.68	$10.30	$10.06	$10.09	$10.30
Net investment income (a)	0.31	0.41	0.48	0.43	0.29
Net realized/unrealized gain (loss) on investments	0.95	(0.46)	0.24	(0.04)	(0.18)
Total income (loss) from investment operations	1.26	(0.05)	0.72	0.39	0.11
Dividends from net investment income	(0.36)	(0.41)	(0.48)	(0.42)	(0.29)
Distributions from net realized capital gains	(0.47)	(0.16)	0.00	0.00	(0.03)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.83)	(0.57)	(0.48)	(0.42)	(0.32)
Net asset value end of year	$10.11	$9.68	$10.30	$10.06	$10.09
Total return	13.32%	(0.42)%	7.36%	3.97%	1.01%
Net assets end of year (000s)	$890,238	$1,143,209	$1,412,835	$764,846	$458,677
Ratio of expenses to average net assets	0.67%	0.70%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	3.07%	4.00%	4.72%	4.24%	2.83%
Portfolio turnover rate	662%	293%	72%	200%	184%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$681,402
Investments in Affiliates, at value	283,220
Repurchase agreements, at value	163,548
Cash	1,187
Foreign currency, at value	1,166
Receivable for investments sold	135,634
Receivable for Portfolio shares sold	4,442
Interest and dividends receivable	3,949
Dividends receivable from Affiliates	65
Swap premiums paid	589
Unrealized appreciation on foreign currency contracts	334
Unrealized appreciation on swap agreements	4,866
1,280,402

Liabilities:
Payable for investments purchased	$69,117
Payable for investments in Affiliates purchased	65
Payable for Portfolio shares redeemed	988
Payable for short sales	66,496
Written options outstanding	1,023
Deposits from counterparty	4,580
Accrued related party fees	667
Variation margin payable	116
Swap premiums received	73
Unrealized depreciation on foreign currency contracts	135
Unrealized depreciation on swap agreements	1,176
144,436

Net Assets	$1,135,966

Net Assets Consist of:
Paid in capital	$1,201,505
Undistributed net investment income	5,729
Accumulated undistributed net realized (loss)	(57,158)
Net unrealized (depreciation)	(14,110)
$1,135,966

Net Assets:
Institutional Class	$59,060
Administrative Class	890,238
Advisor Class	186,668

Shares Issued and Outstanding:
Institutional Class	5,842
Administrative Class	88,057
Advisor Class	18,464

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.11
Administrative Class	10.11
Advisor Class	10.11

Cost of Investments Owned	$701,471
Cost of Investments in Affiliates Owned	$283,284
Cost of Repurchase Agreements Owned	$163,548
Cost of Foreign Currency Held	$1,176
Proceeds Received on Short Sales	$66,807
Premiums Received on Written Options	$1,674

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$29,497
Dividends	541
Dividends from Affiliate investments	260
Miscellaneous income	4
Total Income	30,302

Expenses:
Investment advisory fees	2,085
Supervisory and administrative fees	2,085
Servicing fees – Administrative Class	1,067
Distribution and/or servicing fees – Advisor Class	182
Trustees’ fees	16
Interest expense	180
Miscellaneous expense	1
Total Expenses	5,616

Net Investment Income	24,686

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(46,011)
Net realized gain on Affiliate investments	25
Net realized gain on futures contracts, written options and swaps	11,682
Net realized (loss) on foreign currency transactions	(1,673)
Net change in unrealized appreciation on investments	76,471
Net change in unrealized (depreciation) on Affiliate investments	(64)
Net change in unrealized appreciation on futures contracts, written options and swaps	16,305
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,769
Net Gain	58,504

Net Increase in Net Assets Resulting from Operations	$83,190

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24,686	$58,660
Net realized gain (loss)	(36,002)	68,893
Net realized gain on Affiliate investments	25	0
Net change in unrealized (depreciation)	94,545	(139,824)
Net change in unrealized (depreciation) on Affiliate investments	(64)	0
Net increase (decrease) resulting from operations	83,190	(12,271)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,792)	(1,135)
Administrative Class	(25,150)	(58,471)
Advisor Class	(1,905)	(54)
From net realized capital gains
Institutional Class	(2,645)	(409)
Administrative Class	(38,772)	(21,108)
Advisor Class	(8,065)	(47)

Total Distributions	(78,329)	(81,224)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	30,947	5,299
Administrative Class	468,845	371,801
Advisor Class	185,671	4,717
Issued as reinvestment of distributions
Institutional Class	4,437	1,544
Administrative Class	62,293	79,404
Advisor Class	9,970	102
Cost of shares redeemed
Institutional Class	(5,241)	(10,101)
Administrative Class	(788,755)	(629,025)
Advisor Class	(8,238)	(2,825)
Net (decrease) resulting from Portfolio share transactions	(40,071)	(179,084)

Total (Decrease) in Net Assets	(35,210)	(272,579)

Net Assets:
Beginning of year	1,171,176	1,443,755
End of year*	$1,135,966	$1,171,176

*Including undistributed net investment income of:	$5,729	$12,693

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
4.240% due 08/03/2012	$4,888	$4,777

Total Bank Loan Obligations (Cost $4,727)		4,777

CORPORATE BONDS & NOTES 15.6%

BANKING & FINANCE 14.0%

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	2,400	2,451

American Express Centurion Bank
5.550% due 10/17/2012	3,700	3,959

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	3,500	3,672

American General Finance Corp.
4.000% due 03/15/2011	2,500	2,261
4.625% due 09/01/2010	4,000	3,877
5.625% due 08/17/2011	900	785

ANZ National International Ltd.
6.200% due 07/19/2013	1,000	1,077

Banco Santander Chile
2.875% due 11/13/2012	4,500	4,539

Bank of America Corp.
0.387% due 05/21/2010	500	499
0.442% due 08/13/2010	4,400	4,404
2.100% due 04/30/2012	2,200	2,222

Calabash Re Ltd.
8.844% due 01/08/2010	1,400	1,400
11.344% due 01/08/2010	1,900	1,900

Citibank N.A.
1.875% due 05/07/2012	2,200	2,213
1.875% due 06/04/2012	1,100	1,107

Citigroup Funding, Inc.
1.325% due 05/07/2010	100	100
2.250% due 12/10/2012	4,400	4,438

Citigroup, Inc.
0.421% due 05/18/2010	100	100
2.125% due 04/30/2012	2,200	2,225
5.500% due 04/11/2013	7,100	7,367
5.625% due 08/27/2012	2,800	2,882

Commonwealth Bank of Australia
0.704% due 07/12/2013	13,100	13,069

Countrywide Financial Corp.
5.800% due 06/07/2012	1,900	2,018

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	400	409

Deutsche Bank Capital Funding Trust I
3.221% due 12/29/2049	14,600	9,855

El Paso Performance-Linked Trust
7.750% due 07/15/2011	1,300	1,339

Ford Motor Credit Co. LLC
3.034% due 01/13/2012	600	559
7.000% due 10/01/2013	50	50
7.375% due 02/01/2011	100	102

General Electric Capital Corp.
0.484% due 01/08/2016	300	272
2.000% due 09/28/2012	1,900	1,904
2.250% due 03/12/2012	2,800	2,842

GMAC LLC
6.000% due 12/15/2011	300	294

Golden West Financial Corp.
4.750% due 10/01/2012	600	627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ICICI Bank Ltd.
0.824% due 01/12/2010	$2,300	$2,289

ING Bank NV
3.900% due 03/19/2014	1,100	1,133

International Lease Finance Corp.
5.400% due 02/15/2012	5,800	5,046
5.550% due 09/05/2012	8,300	6,915
6.625% due 11/15/2013	1,805	1,454

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)	1,000	200
3.011% due 12/23/2010 (a)	900	180
5.625% due 01/24/2013 (a)	1,700	357

Lloyds TSB Bank PLC
12.000% due 12/29/2049	6,000	5,891

Longpoint Re Ltd.
5.504% due 11/08/2011	700	703

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	9,000	8,839
0.498% due 02/05/2010	4,400	4,402

Morgan Stanley
0.564% due 01/15/2010	200	200
2.372% due 05/14/2010	100	101

Nippon Life Insurance Co.
4.875% due 08/09/2010	7,555	7,585

Rabobank Nederland NV
4.200% due 05/13/2014	2,000	2,072

Residential Reinsurance 2007 Ltd.
10.506% due 06/07/2010	300	308

Royal Bank of Scotland Group PLC
0.564% due 10/14/2016	400	293
0.672% due 04/08/2011	2,300	2,306
3.000% due 12/09/2011	1,900	1,947
6.375% due 02/01/2011	3,300	3,310

SLM Corp.
0.454% due 03/15/2011	2,500	2,355

SunTrust Bank
6.375% due 04/01/2011	2,400	2,495

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	4,800	5,171

Westpac Banking Corp.
2.250% due 11/19/2012	6,900	6,888

		159,258

INDUSTRIALS 1.1%

Daimler Finance North America LLC
7.750% due 01/18/2011	4,400	4,679

El Paso Corp.
7.000% due 05/15/2011	1,100	1,130

Gaz Capital S.A.
7.510% due 07/31/2013	2,500	2,610

Wyeth
5.500% due 03/15/2013	4,000	4,352

		12,771

UTILITIES 0.5%

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	2,000	2,067

Dominion Resources, Inc.
5.000% due 03/15/2013	3,000	3,156

		5,223

Total Corporate Bonds & Notes (Cost $180,374)		177,252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.1%

National City Corp.
4.000% due 02/01/2011	$800	$819

Total Convertible Bonds & Notes (Cost $808)		819

U.S. GOVERNMENT AGENCIES 11.6%

Fannie Mae
0.291% due 12/25/2036 -07/25/2037	3,160	2,867
0.581% due 09/25/2042 - 03/25/2044	1,044	1,011
0.631% due 05/25/2031 - 11/25/2032	2,057	2,044
1.832% due 07/01/2042 - 06/01/2043	798	796
1.882% due 09/01/2041	446	444
2.032% due 09/01/2040	4	3
2.565% due 11/01/2035	243	244
3.219% due 09/01/2035	730	747
4.041% due 07/01/2035	283	292
4.585% due 12/01/2036	55	57
4.724% due 09/01/2034	50	52
5.000% due 04/25/2033	55	57
5.500% due 01/01/2037 - 06/01/2037	2,643	2,771
6.000% due 08/01/2016 - 01/01/2039	73,349	77,831
6.000% due 11/01/2037 (g)	12,655	13,426
6.250% due 02/01/2011	11,100	11,664
6.500% due 10/01/2037 - 12/25/2042	741	795

Federal Housing Administration
7.430% due 10/01/2020	7	7

Freddie Mac
0.271% due 12/25/2036	2,362	2,285
0.383% due 07/15/2019 - 08/15/2019	5,381	5,312
0.491% due 08/25/2031	269	244
0.533% due 05/15/2036	832	825
0.583% due 12/15/2030	263	263
0.633% due 06/15/2018	106	105
1.125% due 06/01/2011	3,000	3,011
1.832% due 02/25/2045	563	521
4.933% due 07/01/2035	601	628
5.000% due 07/15/2024	342	346
5.500% due 08/15/2030 -01/01/2040	1,001	1,049
6.000% due 09/01/2016 - 01/01/2040	1,068	1,133
6.500% due 07/25/2043	117	127

Small Business Administration
5.600% due 09/01/2028	937	1,000

Total U.S. Government Agencies (Cost $130,192)		131,957

U.S. TREASURY OBLIGATIONS 18.1%

U.S. Treasury Bonds
4.250% due 05/15/2039	300	281

U.S. Treasury Notes
1.000% due 07/31/2011 (g)	9,800	9,818
1.000% due 08/31/2011	149,100	149,222
1.000% due 09/30/2011	41,900	41,902
1.000% due 10/31/2011 (g)	3,900	3,898

Total U.S. Treasury Obligations (Cost $204,852)		205,121

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Low Duration Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 7.3%

Adjustable Rate Mortgage Trust
5.162% due 09/25/2035	$1,476	$1,061

American Home Mortgage Investment Trust
2.231% due 02/25/2045	335	253
2.698% due 10/25/2034	848	634

Banc of America Funding Corp.
6.086% due 01/20/2047	1,217	860

Banc of America Mortgage Securities, Inc.
3.912% due 05/25/2033	1,093	977
4.088% due 07/25/2034	923	821
6.500% due 10/25/2031	37	36

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035	5,744	5,150
2.560% due 08/25/2035	5,024	4,424
3.708% due 01/25/2034	52	49
3.789% due 08/25/2035	758	508
4.147% due 07/25/2034	854	669
4.456% due 02/25/2033	3	2
4.974% due 01/25/2035	704	645
4.990% due 04/25/2033	13	11
5.432% due 04/25/2033	30	28

Bear Stearns Alt-A Trust
0.391% due 02/25/2034	866	583

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	400	346
5.471% due 01/12/2045	1,200	1,138

Bear Stearns Mortgage Funding Trust
0.301% due 02/25/2037	605	587

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	1,733	1,071
5.673% due 12/26/2046	972	551

Citigroup Mortgage Loan Trust, Inc.
2.990% due 12/25/2035	424	375
4.641% due 08/25/2035	2,102	795

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	3,600	3,081

Countrywide Alternative Loan Trust
0.411% due 05/25/2047	955	480
6.000% due 10/25/2033	44	43

Countrywide Home Loan Mortgage Pass-Through Trust
3.510% due 11/25/2034	1,411	1,144
3.701% due 02/20/2035	2,460	2,018
5.250% due 02/20/2036	841	422

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	400	346

CS First Boston Mortgage Securities Corp.
0.879% due 03/25/2032	3	2
3.292% due 07/25/2033	9,749	8,209
4.938% due 12/15/2040	109	110

First Horizon Alternative Mortgage Securities
3.085% due 09/25/2034	2,376	1,879

First Horizon Asset Securities, Inc.
5.377% due 08/25/2035	751	649

GMAC Mortgage Corp. Loan Trust
3.879% due 11/19/2035	448	356

Greenpoint Mortgage Funding Trust
0.311% due 10/25/2046	572	517
0.311% due 01/25/2047	720	625

Greenpoint Mortgage Pass-Through Certificates
3.829% due 10/25/2033	911	673

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	193
5.444% due 03/10/2039	1,900	1,683

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	$1,827	$1,739
5.805% due 08/10/2045	1,400	1,206

GSR Mortgage Loan Trust
3.336% due 09/25/2035	2,137	1,856
6.000% due 03/25/2032	1	1

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	209	108
5.099% due 07/19/2035	1,179	819

Impac CMB Trust
1.231% due 07/25/2033	363	283

Indymac Index Mortgage Loan Trust
2.965% due 12/25/2034	601	416

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	600	508
5.818% due 06/15/2049	100	97
5.882% due 02/15/2051	1,300	1,129

JPMorgan Mortgage Trust
5.022% due 02/25/2035	734	675
5.750% due 01/25/2036	118	98

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	157	158

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.313% due 09/15/2021	163	152

MASTR Asset Securitization Trust
5.500% due 09/25/2033	48	49

Mellon Residential Funding Corp.
0.719% due 06/15/2030	354	298

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	2,700	2,203

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	602	413

MLCC Mortgage Investors, Inc.
0.481% due 11/25/2035	473	293
1.231% due 10/25/2035	300	246
2.173% due 01/25/2029	50	47
4.250% due 10/25/2035	1,519	1,341

Morgan Stanley Capital I
0.294% due 10/15/2020	1,721	1,523
5.809% due 12/12/2049	300	256

Prime Mortgage Trust
0.631% due 02/25/2019	8	7
0.631% due 02/25/2034	37	33

Residential Funding Mortgage Securities I
5.201% due 09/25/2035	1,732	1,218

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	128	121

Structured Adjustable Rate Mortgage Loan Trust
1.881% due 01/25/2035	496	234
3.394% due 08/25/2034	891	779
3.586% due 02/25/2034	658	545
4.289% due 01/25/2035	1,696	1,347
5.245% due 08/25/2035	516	359

Structured Asset Mortgage Investments, Inc.
0.331% due 09/25/2047	1,521	1,437
0.483% due 07/19/2035	1,265	1,038
0.511% due 02/25/2036	300	163
0.893% due 09/19/2032	9	8

Structured Asset Securities Corp.
3.716% due 10/25/2035	680	559

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	762	733
0.351% due 10/25/2046	2,458	2,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	$2,173	$1,820
0.323% due 09/15/2021	3,320	2,832
5.509% due 04/15/2047	1,800	1,449

WaMu Mortgage Pass-Through Certificates
0.501% due 12/25/2045	265	186
0.521% due 10/25/2045	1,505	1,081
1.274% due 01/25/2047	620	377
1.744% due 11/25/2042	120	79
1.903% due 05/25/2041	78	71
1.944% due 06/25/2042	75	54
1.944% due 08/25/2042	285	210
2.509% due 02/27/2034	53	43
2.772% due 09/25/2046	829	467

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	1,033	856
4.957% due 01/25/2035	1,637	1,498
4.979% due 12/25/2034	1,231	1,191

Total Mortgage-Backed Securities (Cost $99,029)		83,124

ASSET-BACKED SECURITIES 2.3%

ACE Securities Corp.
0.291% due 10/25/2036	302	184

Amortizing Residential Collateral Trust
0.521% due 07/25/2032	13	11

Asset-Backed Funding Certificates
0.291% due 01/25/2037	218	210

Asset-Backed Securities Corp. Home Equity
0.281% due 12/25/2036	347	327
0.506% due 09/25/2034	286	238
1.883% due 03/15/2032	226	162

Atrium CDO Corp.
0.712% due 06/27/2015	6,049	5,387

Bear Stearns Asset-Backed Securities Trust
1.231% due 10/25/2037	3,934	2,489

CIT Group Home Equity Loan Trust
0.501% due 06/25/2033	1	1

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	1,483	1,452
0.281% due 03/25/2047	22	22
0.281% due 06/25/2047	1,915	1,833
0.301% due 06/25/2047	353	333
0.311% due 06/25/2037	291	280
0.341% due 10/25/2046	181	176
0.491% due 05/25/2036	3,057	2,574
0.711% due 12/25/2031	48	23

CS First Boston Mortgage Securities Corp.
0.851% due 01/25/2032	9	7

Equity One Asset-Backed Securities, Inc.
0.791% due 11/25/2032	15	11

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036	419	409

Ford Credit Auto Owner Trust
1.210% due 01/15/2012	1,000	1,003

GE-WMC Mortgage Securities LLC
0.271% due 08/25/2036	21	7

HFC Home Equity Loan Asset-Backed Certificates
0.523% due 01/20/2034	1,848	1,566
0.583% due 09/20/2033	163	145

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	35	35

JPMorgan Mortgage Acquisition Corp.
0.281% due 08/25/2036	12	12

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Landmark CDO Ltd.
0.754% due 01/15/2016		$3,547	$3,367

Lehman XS Trust
0.311% due 11/25/2046		549	546

Long Beach Mortgage Loan Trust
0.511% due 10/25/2034		34	26

MASTR Asset-Backed Securities Trust
0.291% due 11/25/2036		168	167

Morgan Stanley ABS Capital I
0.281% due 09/25/2036		324	321
0.291% due 05/25/2037		960	857

Nationstar Home Equity Loan Trust
0.351% due 04/25/2037		2,167	2,012

Option One Mortgage Loan Trust
0.281% due 01/25/2037		68	67

Structured Asset Securities Corp.
0.281% due 10/25/2036		298	282

Truman Capital Mortgage Loan Trust
0.571% due 01/25/2034		19	18

Total Asset-Backed Securities (Cost $30,121)			26,560

SOVEREIGN ISSUES 0.6%

Korea Development Bank
0.424% due 04/06/2010		6,100	6,067

Societe Financement de l’Economie Francaise
0.484% due 07/16/2012		1,000	1,006

Total Sovereign Issues (Cost $7,100)			7,073

FOREIGN CURRENCY-DENOMINATED ISSUES 0.4%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,900	1,674
12.500% due 01/05/2022		900	587

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	587

Societe Financement de l’Economie Francaise
2.125% due 05/20/2012		700	1,014

Total Foreign Currency-Denominated Issues (Cost $3,541)			3,862

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.7%

Bank of America Corp.
7.250% due 12/31/2049	1,339	$1,177

Motors Liquidation Co.
5.250% due 03/06/2032 (a)	4,000	20

Wells Fargo & Co.
7.500% due 12/31/2049	7,203	6,612

Total Convertible Preferred Securities (Cost $6,890)		7,809

PREFERRED STOCKS 0.3%

DG Funding Trust
2.532% due 12/31/2049	420	3,727

Total Preferred Stocks (Cost $4,462)		3,727

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 41.9%

CERTIFICATES OF DEPOSIT 0.6%

Intesa Sanpaolo
2.375% due 12/21/2012	$7,200	7,142

COMMERCIAL PAPER 0.5%

Fannie Mae
0.054% due 01/11/2010	5,000	5,000

Federal Home Loan Bank
0.073% due 02/24/2010	1,000	1,000

		6,000

REPURCHASE AGREEMENTS 14.4%

Banc of America Securities LLC
0.100% due 01/06/2010	5,000	5,000
(Dated 12/15/2009. Collateralized by U.S. Treasury Notes 1.000% due 07/31/2011 valued at $5,092. Repurchase proceeds are $5,000.)
0.100% due 01/15/2010	2,000	2,000
(Dated 12/16/2009. Collateralized by U.S. Treasury Notes 1.000% due 10/31/2011 valued at $2,033. Repurchase proceeds are $2,000.)

Credit Suisse Securities (USA) LLC
0.000% due 01/04/2010	30,600	30,600
(Dated 12/31/2009. Collateralized by U.S. Cash Management Bills 0.349% due 06/10/2010 valued at $31,338. Repurchase proceeds are $30,600.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
0.080% due 01/05/2010	$8,600	$8,600
(Dated 12/22/2009. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $8,721. Repurchase proceeds are $8,600.)

Goldman Sachs & Co.
0.010% due 01/04/2010	113,300	113,300
(Dated 12/31/2009. Collateralized by Fannie Mae 4.000% due 03/10/2016 valued at $115,457. Repurchase proceeds are $113,300.)

JPMorgan Chase Bank N.A.
-0.020% due 01/04/2010	2,000	2,000
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $2,045. Repurchase proceeds are $2,000.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	2,048	2,048
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $2,090. Repurchase proceeds are $2,048.)

		163,548

U.S. TREASURY BILLS 1.4%
0.084% due 02/25/2010 - 03/25/2010 (b)(d)(e)(g)	16,180	16,179

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 25.0%
	28,288,097	283,220

Total Short-Term Instruments (Cost $476,207)		476,089

Total Investments 99.3% (Cost $1,148,303)		$1,128,170

Written Options (i) (0.1%) (Premiums $1,674)		(1,023)

Other Assets and Liabilities (Net) 0.8%		8,819

Net Assets 100.0%		$1,135,966

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $1,405 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(e)	Securities with an aggregate market value of $70 have been pledged as collateral for delayed-delivery mortgage-backed securities on December 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $161,151 at a weighted average interest rate of 0.543%. On December 31, 2009, there were no open reverse repurchase agreements.

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Low Duration Portfolio  (Cont.)

(g)	Securities with an aggregate market value of $2,123 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	28	$15
90-Day Eurodollar December Futures	Long	12/2010	77	115
90-Day Eurodollar June Futures	Long	06/2010	833	537
90-Day Eurodollar March Futures	Long	03/2010	1,018	858
90-Day Eurodollar September Futures	Long	09/2010	24	34
Euro-Bobl March Futures	Long	03/2010	65	(107)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	2	(5)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 125.000	Short	03/2010	7	5
Euro-Bund 10-Year Bond March Futures Put Options Strike @ EUR 121.000	Short	03/2010	7	(6)
U.S. Treasury 2-Year Note March Futures	Long	03/2010	239	(283)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	3	2
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	8	5
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	8	3
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	8	6

				$1,179

(h)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	GSC	1.380%	06/20/2013	5.717%	$2,700	$(347)	$0	$(347)
American International Group, Inc.	RBS	1.360%	06/20/2013	5.717%	2,700	(349)	0	(349)
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.584%	1,800	8	7	1
Brazil Government International Bond	GSC	1.000%	12/20/2010	0.584%	2,300	10	9	1
Brazil Government International Bond	JPM	1.000%	12/20/2010	0.584%	1,400	6	5	1
Ford Motor Credit Co. LLC	BCLY	5.650%	09/20/2012	3.687%	600	30	0	30
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	3.687%	200	1	0	1
Ford Motor Credit Co. LLC	JPM	6.800%	09/20/2012	3.687%	8,300	657	0	657
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.679%	400	1	(5)	6
General Electric Capital Corp.	BNP	0.780%	03/20/2011	1.257%	900	(5)	0	(5)
General Electric Capital Corp.	BNP	1.250%	03/20/2013	1.562%	700	(7)	0	(7)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	0.690%	200	0	0	0
General Electric Capital Corp.	CITI	1.150%	03/20/2010	0.690%	100	0	0	0
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.590%	2,200	199	0	199
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.590%	1,600	165	0	165
General Electric Capital Corp.	DUB	0.800%	06/20/2011	1.334%	4,300	(32)	0	(32)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.387%	600	2	0	2
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.590%	2,400	238	0	238
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.590%	1,900	236	0	236
General Electric Capital Corp.	GSC	0.900%	12/20/2010	1.048%	300	0	0	0
GMAC, Inc.	BCLY	3.650%	09/20/2012	4.042%	1,000	(8)	0	(8)
GMAC, Inc.	GSC	3.200%	09/20/2012	4.042%	500	(10)	0	(10)
GMAC, Inc.	JPM	4.850%	09/20/2012	4.042%	900	19	0	19
JSC Gazprom	BCLY	1.600%	12/20/2012	2.258%	3,800	(68)	0	(68)
JSC Gazprom	MSC	0.860%	11/20/2011	1.955%	2,600	(50)	0	(50)
JSC Gazprom	MSC	2.480%	02/20/2013	2.290%	6,500	98	0	98
Korea Government Bond	CITI	0.520%	12/20/2010	0.514%	1,000	0	0	0
Korea Government Bond	UBS	0.550%	12/20/2010	0.514%	1,000	1	0	1
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.653%	2,100	8	5	3
Mexico Government International Bond	GSC	1.000%	12/20/2010	0.653%	1,900	8	5	3
Mexico Government International Bond	HSBC	1.000%	12/20/2010	0.653%	1,400	6	4	2
Mexico Government International Bond	JPM	1.000%	12/20/2010	0.653%	1,400	6	4	2
Russia Government International Bond	GSC	1.000%	12/20/2010	0.833%	4,400	8	4	4
Russia Government International Bond	UBS	1.000%	12/20/2010	0.833%	1,700	4	1	3
SLM Corp.	BNP	5.050%	03/20/2013	4.675%	1,500	19	0	19
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.765%	200	2	1	1

						$856	$40	$816

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-12 Index	BCLY	5.000%	12/20/2014	$ 2,900	$313	$290	$23
CDX.EM-12 Index	UBS	5.000%	12/20/2014	1,400	151	139	12
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	0	0	0
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,059	1	0	1
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	8,198	139	0	139

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	$ 193	$3	$0	$3
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	386	6	0	6

					$613	$429	$184

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,300	$70	$0	$70
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	4,200	8	0	8
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		2,700	8	0	8
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		1,100	4	0	4
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		3,400	54	(6)	60
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		3,400	55	(5)	60
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		1,500	31	2	29
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		1,400	33	1	32
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		76,100	2,550	(55)	2,605
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	16,900	114	0	114
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY	EUR	25,900	(159)	111	(270)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		1,300	(8)	1	(9)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		3,900	(23)	(2)	(21)

							$2,737	$47	$2,690

(i)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$119.000	01/22/2010	2	$0	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	117.500	02/19/2010	3	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	119.000	02/19/2010	10	2	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	120.000	02/19/2010	33	12	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	2	1	3
Put - CBOT U.S. Treasury 10-Year Note March Futures	112.000	02/19/2010	169	31	42
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/19/2010	3	2	2
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	43	18	46

				$67	$96

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	2.500%	02/17/2010	EUR	2,000	$6	$1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		$4,000	28	12
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		1,600	16	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		1,600	38	30
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		1,000	9	5
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		800	4	1
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		19,500	248	35
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		300	4	3
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		19,500	237	370
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		900	4	1

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Low Duration Portfolio  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$5,200	$48	$9
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	900	8	10
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,200	78	61
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	2,000	10	10
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	8,000	63	24
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,500	52	47
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	14,800	118	44
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,200	19	4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,100	10	5
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	72,000	552	213
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	7,000	55	39

							$1,607	$927

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	197	$47,900	EUR	0	$1,299
Sales	975	427,800		12,000	3,504
Closing Buys	(907)	(307,600)		(10,000)	(3,129)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 12/31/2009	265	$168,100	EUR	2,000	$1,674

(j)	Short sales outstanding on December 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	02/01/2040	$3,000	$3,142	$3,130
Fannie Mae	6.000%	02/01/2040	60,000	63,665	63,366

				$66,807	$66,496

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,432	01/2010	RBS	$0	$(42)	$(42)
Buy	BRL	2,170	02/2010	HSBC	51	(2)	49
Buy		375	02/2010	RBC	0	(2)	(2)
Buy	CAD	796	01/2010	JPM	13	0	13
Buy	CNY	787	03/2010	BCLY	0	(1)	(1)
Sell		753	03/2010	BCLY	0	0	0
Sell		1,221	03/2010	CITI	1	0	1
Sell		3,140	03/2010	DUB	2	0	2
Buy		789	03/2010	HSBC	0	(1)	(1)
Buy		4,788	03/2010	JPM	0	(6)	(6)
Sell		1,248	03/2010	MSC	1	0	1
Buy		366	08/2010	BCLY	0	(1)	(1)
Buy		466	08/2010	DUB	0	(1)	(1)
Buy		14,807	08/2010	HSBC	2	(24)	(22)
Buy		29,810	08/2010	JPM	3	(19)	(16)
Buy		9,517	08/2010	MSC	3	(12)	(9)
Buy		736	11/2010	BCLY	0	(1)	(1)
Buy		1,194	11/2010	CITI	0	(2)	(2)
Buy		3,081	11/2010	DUB	0	(5)	(5)
Buy		1,218	11/2010	MSC	0	(2)	(2)
Sell	EUR	1,376	02/2010	RBS	70	0	70
Sell		75	03/2010	GSC	1	0	1
Sell	GBP	1,254	01/2010	RBS	25	0	25
Buy	IDR	4,760,425	01/2010	BCLY	18	0	18
Buy		915,300	10/2010	BOA	2	0	2
Buy		6,768,710	10/2010	CITI	14	0	14
Buy		915,300	10/2010	RBS	3	0	3
Buy		1,986,660	10/2010	UBS	1	0	1
Sell	JPY	179,098	01/2010	BNP	72	0	72
Buy	KRW	360,382	02/2010	CITI	4	0	4
Buy		400,044	02/2010	DUB	3	0	3

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	188,192	02/2010	MSC	$1	$0	$1
Buy		635,202	02/2010	UBS	5	0	5
Buy		103,000	07/2010	BCLY	1	0	1
Buy		203,953	07/2010	DUB	2	0	2
Buy		169,420	07/2010	MSC	1	0	1
Buy		907,988	08/2010	BCLY	11	0	11
Buy		405,526	08/2010	MSC	1	0	1
Buy		182,368	11/2010	BCLY	0	(1)	(1)
Buy		99,692	11/2010	CITI	0	(1)	(1)
Buy	MXN	13,114	04/2010	JPM	7	0	7
Buy	MYR	342	02/2010	BCLY	0	0	0
Buy		502	02/2010	DUB	0	(2)	(2)
Buy		1,484	02/2010	HSBC	3	0	3
Buy		159	02/2010	JPM	0	0	0
Buy		1,078	06/2010	BCLY	3	0	3
Buy		1,113	06/2010	DUB	3	0	3
Buy		101	06/2010	MSC	0	0	0
Buy	SGD	203	02/2010	JPM	0	(2)	(2)
Buy		276	03/2010	BCLY	0	(2)	(2)
Buy		209	03/2010	MSC	0	(1)	(1)
Buy		113	03/2010	RBS	0	(1)	(1)
Buy		343	06/2010	CITI	0	(4)	(4)
Buy	TWD	2,515	06/2010	BOA	2	0	2
Buy		2,955	06/2010	DUB	2	0	2
Buy		3,250	06/2010	MSC	2	0	2
Buy		407	10/2010	BCLY	0	0	0
Buy		1,210	10/2010	CITI	1	0	1

					$334	$(135)	$199

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$171,361	$5,891	$177,252
U.S. Government Agencies	0	131,950	7	131,957
U.S. Treasury Obligations	0	205,121	0	205,121
Mortgage-Backed Securities	0	83,124	0	83,124
Short-Term Instruments	283,220	192,869	0	476,089
Other Investments +++	7,789	34,357	12,481	54,627

Investments, at value	$291,009	$818,782	$18,379	$1,128,170
Short Sales, at value	$0	$(66,496)	$0	$(66,496)
Financial Derivative Instruments ++++	$1,179	$2,866	$0	$4,045

Total	$292,188	$755,152	$18,379	$1,065,719

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Corporate Bonds & Notes	$0	$6,000	$0	$0	$(109)	$0	$5,891	$(109)
U.S. Government Agencies	8	(1)	0	0	0	0	7	0
Other Investments +++	0	3,309	(3)	0	(456)	9,631	12,481	(463)

Investments, at value	$8	$9,308	$(3)	$0	$(565)	$9,631	$18,379	$(572)
Financial Derivative Instruments ++++	$506	$0	$0	$0	$(436)	$(70)	$0	$0

Total	$514	$9,308	$(3)	$0	$(1,001)	$9,561	$18,379	$(572)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments Low Duration Portfolio (Cont.)	December 31, 2009

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$334	$0	$0	$0	$334
Unrealized appreciation on swap agreements	2,990	0	1,876	0	0	4,866

	$2,990	$334	$1,876	$0	$0	$5,200

Liabilities:
Written options outstanding	$1,023	$0	$0	$0	$0	$1,023
Variation margin payable ^^	116	0	0	0	0	116
Unrealized depreciation on foreign currency contracts	0	135	0	0	0	135
Unrealized depreciation on swap agreements	300	0	876	0	0	1,176

	$1,439	$135	$876	$0	$0	$2,450

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(442)	$0	$0	$0	$0	$(442)
Net realized gain (loss) on futures contracts, written options and swaps	13,839	0	(2,157)	0	0	11,682
Net realized (loss) on foreign currency transactions	0	(1,735)	0	0	0	(1,735)

	$13,397	$(1,735)	$(2,157)	$0	$0	$9,505

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(2,660)	$0	$0	$0	$0	$(2,660)
Net change in unrealized appreciation on futures contracts, written options and swaps	4,717	0	11,588	0	0	16,305
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,693	0	0	0	1,693

	$2,057	$1,693	$11,588	$0	$0	$15,338

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,179 as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both

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interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and

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Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The

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Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$8,878	$556,776

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$762,360	$479,100	$(64)	$283,220	$260	$25

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax

24	PIMCO Variable Insurance Trust

December 31, 2009

effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,167,099	$5,379,057	$1,001,411	$1,206,230

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,275	$30,947	521	$5,299
Administrative Class	46,012	468,845	36,415	371,801
Advisor Class	18,065	185,671	469	4,717
Issued as reinvestment of distributions
Institutional Class	438	4,437	155	1,544
Administrative Class	6,172	62,293	7,992	79,404
Advisor Class	979	9,970	11	102
Cost of shares redeemed
Institutional Class	(537)	(5,241)	(983)	(10,101)
Administrative Class	(82,215)	(788,755)	(63,518)	(629,025)
Advisor Class	(803)	(8,238)	(287)	(2,825)
Net (decrease) resulting from Portfolio share transactions	(8,614)	$(40,071)	(19,225)	$(179,084)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	5	72
Advisor Class	2	92

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from

2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$6,337	$0	$(15,519)	$(312)	$(53,933)	$(2,112)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies, and unamortized premium on convertible bonds.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017 (5)
$0	$0	$0	$0	$0	$53,933

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$1,148,365	$8,946	$(29,141)	$(20,195)

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies, and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$56,450	$21,879	$0
12/31/2008	67,659	13,565	0

(6)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	ISDA	International Swaps and Derivatives Association, Inc.
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

2.92%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.71%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

34	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Short-Term Instruments	42.2%
U.S. Treasury Obligations	18.2%
Corporate Bonds & Notes	15.7%
U.S. Government Agencies	11.7%
Mortgage-Backed Securities	7.4%
Other	4.8%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (04/10/00)
PIMCO Low Duration Portfolio Institutional Class	13.49%	5.09%	5.24%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.78%	4.04%	4.46%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.56% for Institutional Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,062.02	$1,022.68
Expenses Paid During Period†	$2.60	$2.55

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	An above-index duration exposure, or sensitivity to changes in market interest rates, slightly detracted from performance as interest rates rose during the reporting period.

»	A curve-steepening strategy added to returns as the yield curve steepened during the reporting period.

»	An emphasis on mortgage-backed securities (“MBS”) benefited returns as MBS outperformed U.S. Treasury securities.

»	Exposure to the high-yield bond and corporate bond sectors benefited performance as both sectors outperformed U.S. Treasury securities.

»	A small exposure to emerging markets securities contributed to returns as the sector posted positive returns for the year.

»	Tactical exposure to a small basket of currencies versus the U.S. dollar benefited performance as the U.S. dollar depreciated during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Institutional Class
Net asset value beginning of year	$9.68	$10.30	$10.06	$10.09	$10.30
Net investment income (a)	0.31	0.42	0.49	0.44	0.30
Net realized/unrealized gain (loss) on investments	0.96	(0.45)	0.25	(0.03)	(0.18)
Total income (loss) from investment operations	1.27	(0.03)	0.74	0.41	0.12
Dividends from net investment income	(0.37)	(0.43)	(0.50)	(0.44)	(0.30)
Distributions from net realized capital gains	(0.47)	(0.16)	0.00	0.00	(0.03)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.84)	(0.59)	(0.50)	(0.44)	(0.33)
Net asset value end of year	$10.11	$9.68	$10.30	$10.06	$10.09
Total return	13.49%	(0.27)%	7.52%	4.13%	1.16%
Net assets end of year (000s)	$59,060	$25,813	$30,612	$25,886	$18,093
Ratio of expenses to average net assets	0.51%	0.56%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.07%	4.17%	4.86%	4.37%	2.92%
Portfolio turnover rate	662%	293%	72%	200%	184%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$681,402
Investments in Affiliates, at value	283,220
Repurchase agreements, at value	163,548
Cash	1,187
Foreign currency, at value	1,166
Receivable for investments sold	135,634
Receivable for Portfolio shares sold	4,442
Interest and dividends receivable	3,949
Dividends receivable from Affiliates	65
Swap premiums paid	589
Unrealized appreciation on foreign currency contracts	334
Unrealized appreciation on swap agreements	4,866
1,280,402

Liabilities:
Payable for investments purchased	$69,117
Payable for investments in Affiliates purchased	65
Payable for Portfolio shares redeemed	988
Payable for short sales	66,496
Written options outstanding	1,023
Deposits from counterparty	4,580
Accrued related party fees	667
Variation margin payable	116
Swap premiums received	73
Unrealized depreciation on foreign currency contracts	135
Unrealized depreciation on swap agreements	1,176
144,436

Net Assets	$1,135,966

Net Assets Consist of:
Paid in capital	$1,201,505
Undistributed net investment income	5,729
Accumulated undistributed net realized (loss)	(57,158)
Net unrealized (depreciation)	(14,110)
$1,135,966

Net Assets:
Institutional Class	$59,060
Administrative Class	890,238
Advisor Class	186,668

Shares Issued and Outstanding:
Institutional Class	5,842
Administrative Class	88,057
Advisor Class	18,464

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.11
Administrative Class	10.11
Advisor Class	10.11

Cost of Investments Owned	$701,471
Cost of Investments in Affiliates Owned	$283,284
Cost of Repurchase Agreements Owned	$163,548
Cost of Foreign Currency Held	$1,176
Proceeds Received on Short Sales	$66,807
Premiums Received on Written Options	$1,674

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$29,497
Dividends	541
Dividends from Affiliate investments	260
Miscellaneous income	4
Total Income	30,302

Expenses:
Investment advisory fees	2,085
Supervisory and administrative fees	2,085
Servicing fees – Administrative Class	1,067
Distribution and/or servicing fees – Advisor Class	182
Trustees’ fees	16
Interest expense	180
Miscellaneous expense	1
Total Expenses	5,616

Net Investment Income	24,686

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(46,011)
Net realized gain on Affiliate investments	25
Net realized gain on futures contracts, written options and swaps	11,682
Net realized (loss) on foreign currency transactions	(1,673)
Net change in unrealized appreciation on investments	76,471
Net change in unrealized (depreciation) on Affiliate investments	(64)
Net change in unrealized appreciation on futures contracts, written options and swaps	16,305
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,769
Net Gain	58,504

Net Increase in Net Assets Resulting from Operations	$83,190

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24,686	$58,660
Net realized gain (loss)	(36,002)	68,893
Net realized gain on Affiliate investments	25	0
Net change in unrealized (depreciation)	94,545	(139,824)
Net change in unrealized (depreciation) on Affiliate investments	(64)	0
Net increase (decrease) resulting from operations	83,190	(12,271)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,792)	(1,135)
Administrative Class	(25,150)	(58,471)
Advisor Class	(1,905)	(54)
From net realized capital gains
Institutional Class	(2,645)	(409)
Administrative Class	(38,772)	(21,108)
Advisor Class	(8,065)	(47)

Total Distributions	(78,329)	(81,224)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	30,947	5,299
Administrative Class	468,845	371,801
Advisor Class	185,671	4,717
Issued as reinvestment of distributions
Institutional Class	4,437	1,544
Administrative Class	62,293	79,404
Advisor Class	9,970	102
Cost of shares redeemed
Institutional Class	(5,241)	(10,101)
Administrative Class	(788,755)	(629,025)
Advisor Class	(8,238)	(2,825)
Net (decrease) resulting from Portfolio share transactions	(40,071)	(179,084)

Total (Decrease) in Net Assets	(35,210)	(272,579)

Net Assets:
Beginning of year	1,171,176	1,443,755
End of year*	$1,135,966	$1,171,176

*Including undistributed net investment income of:	$5,729	$12,693

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
4.240% due 08/03/2012	$4,888	$4,777

Total Bank Loan Obligations (Cost $4,727)		4,777

CORPORATE BONDS & NOTES 15.6%

BANKING & FINANCE 14.0%

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	2,400	2,451

American Express Centurion Bank
5.550% due 10/17/2012	3,700	3,959

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	3,500	3,672

American General Finance Corp.
4.000% due 03/15/2011	2,500	2,261
4.625% due 09/01/2010	4,000	3,877
5.625% due 08/17/2011	900	785

ANZ National International Ltd.
6.200% due 07/19/2013	1,000	1,077

Banco Santander Chile
2.875% due 11/13/2012	4,500	4,539

Bank of America Corp.
0.387% due 05/21/2010	500	499
0.442% due 08/13/2010	4,400	4,404
2.100% due 04/30/2012	2,200	2,222

Calabash Re Ltd.
8.844% due 01/08/2010	1,400	1,400
11.344% due 01/08/2010	1,900	1,900

Citibank N.A.
1.875% due 05/07/2012	2,200	2,213
1.875% due 06/04/2012	1,100	1,107

Citigroup Funding, Inc.
1.325% due 05/07/2010	100	100
2.250% due 12/10/2012	4,400	4,438

Citigroup, Inc.
0.421% due 05/18/2010	100	100
2.125% due 04/30/2012	2,200	2,225
5.500% due 04/11/2013	7,100	7,367
5.625% due 08/27/2012	2,800	2,882

Commonwealth Bank of Australia
0.704% due 07/12/2013	13,100	13,069

Countrywide Financial Corp.
5.800% due 06/07/2012	1,900	2,018

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	400	409

Deutsche Bank Capital Funding Trust I
3.221% due 12/29/2049	14,600	9,855

El Paso Performance-Linked Trust
7.750% due 07/15/2011	1,300	1,339

Ford Motor Credit Co. LLC
3.034% due 01/13/2012	600	559
7.000% due 10/01/2013	50	50
7.375% due 02/01/2011	100	102

General Electric Capital Corp.
0.484% due 01/08/2016	300	272
2.000% due 09/28/2012	1,900	1,904
2.250% due 03/12/2012	2,800	2,842

GMAC LLC
6.000% due 12/15/2011	300	294

Golden West Financial Corp.
4.750% due 10/01/2012	600	627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ICICI Bank Ltd.
0.824% due 01/12/2010	$2,300	$2,289

ING Bank NV
3.900% due 03/19/2014	1,100	1,133

International Lease Finance Corp.
5.400% due 02/15/2012	5,800	5,046
5.550% due 09/05/2012	8,300	6,915
6.625% due 11/15/2013	1,805	1,454

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)	1,000	200
3.011% due 12/23/2010 (a)	900	180
5.625% due 01/24/2013 (a)	1,700	357

Lloyds TSB Bank PLC
12.000% due 12/29/2049	6,000	5,891

Longpoint Re Ltd.
5.504% due 11/08/2011	700	703

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	9,000	8,839
0.498% due 02/05/2010	4,400	4,402

Morgan Stanley
0.564% due 01/15/2010	200	200
2.372% due 05/14/2010	100	101

Nippon Life Insurance Co.
4.875% due 08/09/2010	7,555	7,585

Rabobank Nederland NV
4.200% due 05/13/2014	2,000	2,072

Residential Reinsurance 2007 Ltd.
10.506% due 06/07/2010	300	308

Royal Bank of Scotland Group PLC
0.564% due 10/14/2016	400	293
0.672% due 04/08/2011	2,300	2,306
3.000% due 12/09/2011	1,900	1,947
6.375% due 02/01/2011	3,300	3,310

SLM Corp.
0.454% due 03/15/2011	2,500	2,355

SunTrust Bank
6.375% due 04/01/2011	2,400	2,495

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	4,800	5,171

Westpac Banking Corp.
2.250% due 11/19/2012	6,900	6,888

		159,258

INDUSTRIALS 1.1%

Daimler Finance North America LLC
7.750% due 01/18/2011	4,400	4,679

El Paso Corp.
7.000% due 05/15/2011	1,100	1,130

Gaz Capital S.A.
7.510% due 07/31/2013	2,500	2,610

Wyeth
5.500% due 03/15/2013	4,000	4,352

		12,771

UTILITIES 0.5%

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	2,000	2,067

Dominion Resources, Inc.
5.000% due 03/15/2013	3,000	3,156

		5,223

Total Corporate Bonds & Notes (Cost $180,374)		177,252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.1%

National City Corp.
4.000% due 02/01/2011	$800	$819

Total Convertible Bonds & Notes (Cost $808)		819

U.S. GOVERNMENT AGENCIES 11.6%

Fannie Mae
0.291% due 12/25/2036 -07/25/2037	3,160	2,867
0.581% due 09/25/2042 - 03/25/2044	1,044	1,011
0.631% due 05/25/2031 - 11/25/2032	2,057	2,044
1.832% due 07/01/2042 - 06/01/2043	798	796
1.882% due 09/01/2041	446	444
2.032% due 09/01/2040	4	3
2.565% due 11/01/2035	243	244
3.219% due 09/01/2035	730	747
4.041% due 07/01/2035	283	292
4.585% due 12/01/2036	55	57
4.724% due 09/01/2034	50	52
5.000% due 04/25/2033	55	57
5.500% due 01/01/2037 - 06/01/2037	2,643	2,771
6.000% due 08/01/2016 - 01/01/2039	73,349	77,831
6.000% due 11/01/2037 (g)	12,655	13,426
6.250% due 02/01/2011	11,100	11,664
6.500% due 10/01/2037 - 12/25/2042	741	795

Federal Housing Administration
7.430% due 10/01/2020	7	7

Freddie Mac
0.271% due 12/25/2036	2,362	2,285
0.383% due 07/15/2019 - 08/15/2019	5,381	5,312
0.491% due 08/25/2031	269	244
0.533% due 05/15/2036	832	825
0.583% due 12/15/2030	263	263
0.633% due 06/15/2018	106	105
1.125% due 06/01/2011	3,000	3,011
1.832% due 02/25/2045	563	521
4.933% due 07/01/2035	601	628
5.000% due 07/15/2024	342	346
5.500% due 08/15/2030 -01/01/2040	1,001	1,049
6.000% due 09/01/2016 - 01/01/2040	1,068	1,133
6.500% due 07/25/2043	117	127

Small Business Administration
5.600% due 09/01/2028	937	1,000

Total U.S. Government Agencies (Cost $130,192)		131,957

U.S. TREASURY OBLIGATIONS 18.1%

U.S. Treasury Bonds
4.250% due 05/15/2039	300	281

U.S. Treasury Notes
1.000% due 07/31/2011 (g)	9,800	9,818
1.000% due 08/31/2011	149,100	149,222
1.000% due 09/30/2011	41,900	41,902
1.000% due 10/31/2011 (g)	3,900	3,898

Total U.S. Treasury Obligations (Cost $204,852)		205,121

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Low Duration Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 7.3%

Adjustable Rate Mortgage Trust
5.162% due 09/25/2035	$1,476	$1,061

American Home Mortgage Investment Trust
2.231% due 02/25/2045	335	253
2.698% due 10/25/2034	848	634

Banc of America Funding Corp.
6.086% due 01/20/2047	1,217	860

Banc of America Mortgage Securities, Inc.
3.912% due 05/25/2033	1,093	977
4.088% due 07/25/2034	923	821
6.500% due 10/25/2031	37	36

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035	5,744	5,150
2.560% due 08/25/2035	5,024	4,424
3.708% due 01/25/2034	52	49
3.789% due 08/25/2035	758	508
4.147% due 07/25/2034	854	669
4.456% due 02/25/2033	3	2
4.974% due 01/25/2035	704	645
4.990% due 04/25/2033	13	11
5.432% due 04/25/2033	30	28

Bear Stearns Alt-A Trust
0.391% due 02/25/2034	866	583

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	400	346
5.471% due 01/12/2045	1,200	1,138

Bear Stearns Mortgage Funding Trust
0.301% due 02/25/2037	605	587

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	1,733	1,071
5.673% due 12/26/2046	972	551

Citigroup Mortgage Loan Trust, Inc.
2.990% due 12/25/2035	424	375
4.641% due 08/25/2035	2,102	795

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	3,600	3,081

Countrywide Alternative Loan Trust
0.411% due 05/25/2047	955	480
6.000% due 10/25/2033	44	43

Countrywide Home Loan Mortgage Pass-Through Trust
3.510% due 11/25/2034	1,411	1,144
3.701% due 02/20/2035	2,460	2,018
5.250% due 02/20/2036	841	422

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	400	346

CS First Boston Mortgage Securities Corp.
0.879% due 03/25/2032	3	2
3.292% due 07/25/2033	9,749	8,209
4.938% due 12/15/2040	109	110

First Horizon Alternative Mortgage Securities
3.085% due 09/25/2034	2,376	1,879

First Horizon Asset Securities, Inc.
5.377% due 08/25/2035	751	649

GMAC Mortgage Corp. Loan Trust
3.879% due 11/19/2035	448	356

Greenpoint Mortgage Funding Trust
0.311% due 10/25/2046	572	517
0.311% due 01/25/2047	720	625

Greenpoint Mortgage Pass-Through Certificates
3.829% due 10/25/2033	911	673

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	193
5.444% due 03/10/2039	1,900	1,683

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	$1,827	$1,739
5.805% due 08/10/2045	1,400	1,206

GSR Mortgage Loan Trust
3.336% due 09/25/2035	2,137	1,856
6.000% due 03/25/2032	1	1

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	209	108
5.099% due 07/19/2035	1,179	819

Impac CMB Trust
1.231% due 07/25/2033	363	283

Indymac Index Mortgage Loan Trust
2.965% due 12/25/2034	601	416

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	600	508
5.818% due 06/15/2049	100	97
5.882% due 02/15/2051	1,300	1,129

JPMorgan Mortgage Trust
5.022% due 02/25/2035	734	675
5.750% due 01/25/2036	118	98

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	157	158

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.313% due 09/15/2021	163	152

MASTR Asset Securitization Trust
5.500% due 09/25/2033	48	49

Mellon Residential Funding Corp.
0.719% due 06/15/2030	354	298

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	2,700	2,203

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	602	413

MLCC Mortgage Investors, Inc.
0.481% due 11/25/2035	473	293
1.231% due 10/25/2035	300	246
2.173% due 01/25/2029	50	47
4.250% due 10/25/2035	1,519	1,341

Morgan Stanley Capital I
0.294% due 10/15/2020	1,721	1,523
5.809% due 12/12/2049	300	256

Prime Mortgage Trust
0.631% due 02/25/2019	8	7
0.631% due 02/25/2034	37	33

Residential Funding Mortgage Securities I
5.201% due 09/25/2035	1,732	1,218

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	128	121

Structured Adjustable Rate Mortgage Loan Trust
1.881% due 01/25/2035	496	234
3.394% due 08/25/2034	891	779
3.586% due 02/25/2034	658	545
4.289% due 01/25/2035	1,696	1,347
5.245% due 08/25/2035	516	359

Structured Asset Mortgage Investments, Inc.
0.331% due 09/25/2047	1,521	1,437
0.483% due 07/19/2035	1,265	1,038
0.511% due 02/25/2036	300	163
0.893% due 09/19/2032	9	8

Structured Asset Securities Corp.
3.716% due 10/25/2035	680	559

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	762	733
0.351% due 10/25/2046	2,458	2,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	$2,173	$1,820
0.323% due 09/15/2021	3,320	2,832
5.509% due 04/15/2047	1,800	1,449

WaMu Mortgage Pass-Through Certificates
0.501% due 12/25/2045	265	186
0.521% due 10/25/2045	1,505	1,081
1.274% due 01/25/2047	620	377
1.744% due 11/25/2042	120	79
1.903% due 05/25/2041	78	71
1.944% due 06/25/2042	75	54
1.944% due 08/25/2042	285	210
2.509% due 02/27/2034	53	43
2.772% due 09/25/2046	829	467

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	1,033	856
4.957% due 01/25/2035	1,637	1,498
4.979% due 12/25/2034	1,231	1,191

Total Mortgage-Backed Securities (Cost $99,029)		83,124

ASSET-BACKED SECURITIES 2.3%

ACE Securities Corp.
0.291% due 10/25/2036	302	184

Amortizing Residential Collateral Trust
0.521% due 07/25/2032	13	11

Asset-Backed Funding Certificates
0.291% due 01/25/2037	218	210

Asset-Backed Securities Corp. Home Equity
0.281% due 12/25/2036	347	327
0.506% due 09/25/2034	286	238
1.883% due 03/15/2032	226	162

Atrium CDO Corp.
0.712% due 06/27/2015	6,049	5,387

Bear Stearns Asset-Backed Securities Trust
1.231% due 10/25/2037	3,934	2,489

CIT Group Home Equity Loan Trust
0.501% due 06/25/2033	1	1

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	1,483	1,452
0.281% due 03/25/2047	22	22
0.281% due 06/25/2047	1,915	1,833
0.301% due 06/25/2047	353	333
0.311% due 06/25/2037	291	280
0.341% due 10/25/2046	181	176
0.491% due 05/25/2036	3,057	2,574
0.711% due 12/25/2031	48	23

CS First Boston Mortgage Securities Corp.
0.851% due 01/25/2032	9	7

Equity One Asset-Backed Securities, Inc.
0.791% due 11/25/2032	15	11

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036	419	409

Ford Credit Auto Owner Trust
1.210% due 01/15/2012	1,000	1,003

GE-WMC Mortgage Securities LLC
0.271% due 08/25/2036	21	7

HFC Home Equity Loan Asset-Backed Certificates
0.523% due 01/20/2034	1,848	1,566
0.583% due 09/20/2033	163	145

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	35	35

JPMorgan Mortgage Acquisition Corp.
0.281% due 08/25/2036	12	12

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Landmark CDO Ltd.
0.754% due 01/15/2016		$3,547	$3,367

Lehman XS Trust
0.311% due 11/25/2046		549	546

Long Beach Mortgage Loan Trust
0.511% due 10/25/2034		34	26

MASTR Asset-Backed Securities Trust
0.291% due 11/25/2036		168	167

Morgan Stanley ABS Capital I
0.281% due 09/25/2036		324	321
0.291% due 05/25/2037		960	857

Nationstar Home Equity Loan Trust
0.351% due 04/25/2037		2,167	2,012

Option One Mortgage Loan Trust
0.281% due 01/25/2037		68	67

Structured Asset Securities Corp.
0.281% due 10/25/2036		298	282

Truman Capital Mortgage Loan Trust
0.571% due 01/25/2034		19	18

Total Asset-Backed Securities (Cost $30,121)			26,560

SOVEREIGN ISSUES 0.6%

Korea Development Bank
0.424% due 04/06/2010		6,100	6,067

Societe Financement de l’Economie Francaise
0.484% due 07/16/2012		1,000	1,006

Total Sovereign Issues (Cost $7,100)			7,073

FOREIGN CURRENCY-DENOMINATED ISSUES 0.4%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,900	1,674
12.500% due 01/05/2022		900	587

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	587

Societe Financement de l’Economie Francaise
2.125% due 05/20/2012		700	1,014

Total Foreign Currency-Denominated Issues (Cost $3,541)			3,862

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.7%

Bank of America Corp.
7.250% due 12/31/2049	1,339	$1,177

Motors Liquidation Co.
5.250% due 03/06/2032 (a)	4,000	20

Wells Fargo & Co.
7.500% due 12/31/2049	7,203	6,612

Total Convertible Preferred Securities (Cost $6,890)		7,809

PREFERRED STOCKS 0.3%

DG Funding Trust
2.532% due 12/31/2049	420	3,727

Total Preferred Stocks (Cost $4,462)		3,727

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 41.9%

CERTIFICATES OF DEPOSIT 0.6%

Intesa Sanpaolo
2.375% due 12/21/2012	$7,200	7,142

COMMERCIAL PAPER 0.5%

Fannie Mae
0.054% due 01/11/2010	5,000	5,000

Federal Home Loan Bank
0.073% due 02/24/2010	1,000	1,000

		6,000

REPURCHASE AGREEMENTS 14.4%

Banc of America Securities LLC
0.100% due 01/06/2010	5,000	5,000
(Dated 12/15/2009. Collateralized by U.S. Treasury Notes 1.000% due 07/31/2011 valued at $5,092. Repurchase proceeds are $5,000.)
0.100% due 01/15/2010	2,000	2,000
(Dated 12/16/2009. Collateralized by U.S. Treasury Notes 1.000% due 10/31/2011 valued at $2,033. Repurchase proceeds are $2,000.)

Credit Suisse Securities (USA) LLC
0.000% due 01/04/2010	30,600	30,600
(Dated 12/31/2009. Collateralized by U.S. Cash Management Bills 0.349% due 06/10/2010 valued at $31,338. Repurchase proceeds are $30,600.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
0.080% due 01/05/2010	$8,600	$8,600
(Dated 12/22/2009. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $8,721. Repurchase proceeds are $8,600.)

Goldman Sachs & Co.
0.010% due 01/04/2010	113,300	113,300
(Dated 12/31/2009. Collateralized by Fannie Mae 4.000% due 03/10/2016 valued at $115,457. Repurchase proceeds are $113,300.)

JPMorgan Chase Bank N.A.
-0.020% due 01/04/2010	2,000	2,000
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $2,045. Repurchase proceeds are $2,000.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	2,048	2,048
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $2,090. Repurchase proceeds are $2,048.)

		163,548

U.S. TREASURY BILLS 1.4%
0.084% due 02/25/2010 - 03/25/2010 (b)(d)(e)(g)	16,180	16,179

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 25.0%
	28,288,097	283,220

Total Short-Term Instruments (Cost $476,207)		476,089

Total Investments 99.3% (Cost $1,148,303)		$1,128,170

Written Options (i) (0.1%) (Premiums $1,674)		(1,023)

Other Assets and Liabilities (Net) 0.8%		8,819

Net Assets 100.0%		$1,135,966

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $1,405 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(e)	Securities with an aggregate market value of $70 have been pledged as collateral for delayed-delivery mortgage-backed securities on December 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $161,151 at a weighted average interest rate of 0.543%. On December 31, 2009, there were no open reverse repurchase agreements.

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Low Duration Portfolio  (Cont.)

(g)	Securities with an aggregate market value of $2,123 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	28	$15
90-Day Eurodollar December Futures	Long	12/2010	77	115
90-Day Eurodollar June Futures	Long	06/2010	833	537
90-Day Eurodollar March Futures	Long	03/2010	1,018	858
90-Day Eurodollar September Futures	Long	09/2010	24	34
Euro-Bobl March Futures	Long	03/2010	65	(107)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	2	(5)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 125.000	Short	03/2010	7	5
Euro-Bund 10-Year Bond March Futures Put Options Strike @ EUR 121.000	Short	03/2010	7	(6)
U.S. Treasury 2-Year Note March Futures	Long	03/2010	239	(283)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	3	2
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	8	5
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	8	3
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	8	6

				$1,179

(h)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	GSC	1.380%	06/20/2013	5.717%	$2,700	$(347)	$0	$(347)
American International Group, Inc.	RBS	1.360%	06/20/2013	5.717%	2,700	(349)	0	(349)
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.584%	1,800	8	7	1
Brazil Government International Bond	GSC	1.000%	12/20/2010	0.584%	2,300	10	9	1
Brazil Government International Bond	JPM	1.000%	12/20/2010	0.584%	1,400	6	5	1
Ford Motor Credit Co. LLC	BCLY	5.650%	09/20/2012	3.687%	600	30	0	30
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	3.687%	200	1	0	1
Ford Motor Credit Co. LLC	JPM	6.800%	09/20/2012	3.687%	8,300	657	0	657
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.679%	400	1	(5)	6
General Electric Capital Corp.	BNP	0.780%	03/20/2011	1.257%	900	(5)	0	(5)
General Electric Capital Corp.	BNP	1.250%	03/20/2013	1.562%	700	(7)	0	(7)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	0.690%	200	0	0	0
General Electric Capital Corp.	CITI	1.150%	03/20/2010	0.690%	100	0	0	0
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.590%	2,200	199	0	199
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.590%	1,600	165	0	165
General Electric Capital Corp.	DUB	0.800%	06/20/2011	1.334%	4,300	(32)	0	(32)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.387%	600	2	0	2
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.590%	2,400	238	0	238
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.590%	1,900	236	0	236
General Electric Capital Corp.	GSC	0.900%	12/20/2010	1.048%	300	0	0	0
GMAC, Inc.	BCLY	3.650%	09/20/2012	4.042%	1,000	(8)	0	(8)
GMAC, Inc.	GSC	3.200%	09/20/2012	4.042%	500	(10)	0	(10)
GMAC, Inc.	JPM	4.850%	09/20/2012	4.042%	900	19	0	19
JSC Gazprom	BCLY	1.600%	12/20/2012	2.258%	3,800	(68)	0	(68)
JSC Gazprom	MSC	0.860%	11/20/2011	1.955%	2,600	(50)	0	(50)
JSC Gazprom	MSC	2.480%	02/20/2013	2.290%	6,500	98	0	98
Korea Government Bond	CITI	0.520%	12/20/2010	0.514%	1,000	0	0	0
Korea Government Bond	UBS	0.550%	12/20/2010	0.514%	1,000	1	0	1
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.653%	2,100	8	5	3
Mexico Government International Bond	GSC	1.000%	12/20/2010	0.653%	1,900	8	5	3
Mexico Government International Bond	HSBC	1.000%	12/20/2010	0.653%	1,400	6	4	2
Mexico Government International Bond	JPM	1.000%	12/20/2010	0.653%	1,400	6	4	2
Russia Government International Bond	GSC	1.000%	12/20/2010	0.833%	4,400	8	4	4
Russia Government International Bond	UBS	1.000%	12/20/2010	0.833%	1,700	4	1	3
SLM Corp.	BNP	5.050%	03/20/2013	4.675%	1,500	19	0	19
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.765%	200	2	1	1

						$856	$40	$816

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-12 Index	BCLY	5.000%	12/20/2014	$ 2,900	$313	$290	$23
CDX.EM-12 Index	UBS	5.000%	12/20/2014	1,400	151	139	12
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	0	0	0
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,059	1	0	1
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	8,198	139	0	139

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	$ 193	$3	$0	$3
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	386	6	0	6

					$613	$429	$184

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,300	$70	$0	$70
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	4,200	8	0	8
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		2,700	8	0	8
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		1,100	4	0	4
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		3,400	54	(6)	60
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		3,400	55	(5)	60
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		1,500	31	2	29
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		1,400	33	1	32
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		76,100	2,550	(55)	2,605
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	16,900	114	0	114
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY	EUR	25,900	(159)	111	(270)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		1,300	(8)	1	(9)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		3,900	(23)	(2)	(21)

							$2,737	$47	$2,690

(i)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$119.000	01/22/2010	2	$0	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	117.500	02/19/2010	3	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	119.000	02/19/2010	10	2	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	120.000	02/19/2010	33	12	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	2	1	3
Put - CBOT U.S. Treasury 10-Year Note March Futures	112.000	02/19/2010	169	31	42
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/19/2010	3	2	2
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	43	18	46

				$67	$96

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	2.500%	02/17/2010	EUR	2,000	$6	$1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		$4,000	28	12
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		1,600	16	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		1,600	38	30
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		1,000	9	5
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		800	4	1
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		19,500	248	35
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		300	4	3
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		19,500	237	370
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		900	4	1

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Low Duration Portfolio  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$5,200	$48	$9
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	900	8	10
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,200	78	61
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	2,000	10	10
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	8,000	63	24
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,500	52	47
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	14,800	118	44
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,200	19	4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,100	10	5
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	72,000	552	213
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	7,000	55	39

							$1,607	$927

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	197	$47,900	EUR	0	$1,299
Sales	975	427,800		12,000	3,504
Closing Buys	(907)	(307,600)		(10,000)	(3,129)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 12/31/2009	265	$168,100	EUR	2,000	$1,674

(j)	Short sales outstanding on December 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	02/01/2040	$3,000	$3,142	$3,130
Fannie Mae	6.000%	02/01/2040	60,000	63,665	63,366

				$66,807	$66,496

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,432	01/2010	RBS	$0	$(42)	$(42)
Buy	BRL	2,170	02/2010	HSBC	51	(2)	49
Buy		375	02/2010	RBC	0	(2)	(2)
Buy	CAD	796	01/2010	JPM	13	0	13
Buy	CNY	787	03/2010	BCLY	0	(1)	(1)
Sell		753	03/2010	BCLY	0	0	0
Sell		1,221	03/2010	CITI	1	0	1
Sell		3,140	03/2010	DUB	2	0	2
Buy		789	03/2010	HSBC	0	(1)	(1)
Buy		4,788	03/2010	JPM	0	(6)	(6)
Sell		1,248	03/2010	MSC	1	0	1
Buy		366	08/2010	BCLY	0	(1)	(1)
Buy		466	08/2010	DUB	0	(1)	(1)
Buy		14,807	08/2010	HSBC	2	(24)	(22)
Buy		29,810	08/2010	JPM	3	(19)	(16)
Buy		9,517	08/2010	MSC	3	(12)	(9)
Buy		736	11/2010	BCLY	0	(1)	(1)
Buy		1,194	11/2010	CITI	0	(2)	(2)
Buy		3,081	11/2010	DUB	0	(5)	(5)
Buy		1,218	11/2010	MSC	0	(2)	(2)
Sell	EUR	1,376	02/2010	RBS	70	0	70
Sell		75	03/2010	GSC	1	0	1
Sell	GBP	1,254	01/2010	RBS	25	0	25
Buy	IDR	4,760,425	01/2010	BCLY	18	0	18
Buy		915,300	10/2010	BOA	2	0	2
Buy		6,768,710	10/2010	CITI	14	0	14
Buy		915,300	10/2010	RBS	3	0	3
Buy		1,986,660	10/2010	UBS	1	0	1
Sell	JPY	179,098	01/2010	BNP	72	0	72
Buy	KRW	360,382	02/2010	CITI	4	0	4
Buy		400,044	02/2010	DUB	3	0	3

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	188,192	02/2010	MSC	$1	$0	$1
Buy		635,202	02/2010	UBS	5	0	5
Buy		103,000	07/2010	BCLY	1	0	1
Buy		203,953	07/2010	DUB	2	0	2
Buy		169,420	07/2010	MSC	1	0	1
Buy		907,988	08/2010	BCLY	11	0	11
Buy		405,526	08/2010	MSC	1	0	1
Buy		182,368	11/2010	BCLY	0	(1)	(1)
Buy		99,692	11/2010	CITI	0	(1)	(1)
Buy	MXN	13,114	04/2010	JPM	7	0	7
Buy	MYR	342	02/2010	BCLY	0	0	0
Buy		502	02/2010	DUB	0	(2)	(2)
Buy		1,484	02/2010	HSBC	3	0	3
Buy		159	02/2010	JPM	0	0	0
Buy		1,078	06/2010	BCLY	3	0	3
Buy		1,113	06/2010	DUB	3	0	3
Buy		101	06/2010	MSC	0	0	0
Buy	SGD	203	02/2010	JPM	0	(2)	(2)
Buy		276	03/2010	BCLY	0	(2)	(2)
Buy		209	03/2010	MSC	0	(1)	(1)
Buy		113	03/2010	RBS	0	(1)	(1)
Buy		343	06/2010	CITI	0	(4)	(4)
Buy	TWD	2,515	06/2010	BOA	2	0	2
Buy		2,955	06/2010	DUB	2	0	2
Buy		3,250	06/2010	MSC	2	0	2
Buy		407	10/2010	BCLY	0	0	0
Buy		1,210	10/2010	CITI	1	0	1

					$334	$(135)	$199

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$171,361	$5,891	$177,252
U.S. Government Agencies	0	131,950	7	131,957
U.S. Treasury Obligations	0	205,121	0	205,121
Mortgage-Backed Securities	0	83,124	0	83,124
Short-Term Instruments	283,220	192,869	0	476,089
Other Investments +++	7,789	34,357	12,481	54,627

Investments, at value	$291,009	$818,782	$18,379	$1,128,170
Short Sales, at value	$0	$(66,496)	$0	$(66,496)
Financial Derivative Instruments ++++	$1,179	$2,866	$0	$4,045

Total	$292,188	$755,152	$18,379	$1,065,719

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Corporate Bonds & Notes	$0	$6,000	$0	$0	$(109)	$0	$5,891	$(109)
U.S. Government Agencies	8	(1)	0	0	0	0	7	0
Other Investments +++	0	3,309	(3)	0	(456)	9,631	12,481	(463)

Investments, at value	$8	$9,308	$(3)	$0	$(565)	$9,631	$18,379	$(572)
Financial Derivative Instruments ++++	$506	$0	$0	$0	$(436)	$(70)	$0	$0

Total	$514	$9,308	$(3)	$0	$(1,001)	$9,561	$18,379	$(572)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments Low Duration Portfolio (Cont.)	December 31, 2009

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$334	$0	$0	$0	$334
Unrealized appreciation on swap agreements	2,990	0	1,876	0	0	4,866

	$2,990	$334	$1,876	$0	$0	$5,200

Liabilities:
Written options outstanding	$1,023	$0	$0	$0	$0	$1,023
Variation margin payable ^^	116	0	0	0	0	116
Unrealized depreciation on foreign currency contracts	0	135	0	0	0	135
Unrealized depreciation on swap agreements	300	0	876	0	0	1,176

	$1,439	$135	$876	$0	$0	$2,450

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(442)	$0	$0	$0	$0	$(442)
Net realized gain (loss) on futures contracts, written options and swaps	13,839	0	(2,157)	0	0	11,682
Net realized (loss) on foreign currency transactions	0	(1,735)	0	0	0	(1,735)

	$13,397	$(1,735)	$(2,157)	$0	$0	$9,505

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(2,660)	$0	$0	$0	$0	$(2,660)
Net change in unrealized appreciation on futures contracts, written options and swaps	4,717	0	11,588	0	0	16,305
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,693	0	0	0	1,693

	$2,057	$1,693	$11,588	$0	$0	$15,338

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,179 as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both

18	PIMCO Variable Insurance Trust

December 31, 2009

interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and

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December 31, 2009

Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable

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exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$8,878	$556,776

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$762,360	$479,100	$(64)	$283,220	$260	$25

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax

24	PIMCO Variable Insurance Trust

December 31, 2009

effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,167,099	$5,379,057	$1,001,411	$1,206,230

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,275	$30,947	521	$5,299
Administrative Class	46,012	468,845	36,415	371,801
Advisor Class	18,065	185,671	469	4,717
Issued as reinvestment of distributions
Institutional Class	438	4,437	155	1,544
Administrative Class	6,172	62,293	7,992	79,404
Advisor Class	979	9,970	11	102
Cost of shares redeemed
Institutional Class	(537)	(5,241)	(983)	(10,101)
Administrative Class	(82,215)	(788,755)	(63,518)	(629,025)
Advisor Class	(803)	(8,238)	(287)	(2,825)
Net (decrease) resulting from Portfolio share transactions	(8,614)	$(40,071)	(19,225)	$(179,084)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	5	72
Advisor Class	2	92

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from

2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$6,337	$0	$(15,519)	$(312)	$(53,933)	$(2,112)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies, and unamortized premium on convertible bonds.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017 (5)
$0	$0	$0	$0	$0	$53,933

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$1,148,365	$8,946	$(29,141)	$(20,195)

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies, and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$56,450	$21,879	$0
12/31/2008	67,659	13,565	0

(6)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	ISDA	International Swaps and Derivatives Association, Inc.
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

2.92%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.71%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

34	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Short-Term Instruments	42.2%
U.S. Treasury Obligations	18.2%
Corporate Bonds & Notes	15.7%
U.S. Government Agencies	11.7%
Mortgage-Backed Securities	7.4%
Other	4.8%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (03/31/06)
PIMCO Low Duration Portfolio Advisor Class	13.21%	6.22%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.78%	4.84%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.84% for Advisor Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to September 25, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,060.68	$1,021.42
Expenses Paid During Period†	$3.90	$3.82

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

»	An above-index duration exposure, or sensitivity to changes in market interest rates, slightly detracted from performance as interest rates rose during the reporting period.

»	A curve-steepening strategy added to returns as the yield curve steepened during the reporting period.

»	An emphasis on mortgage-backed securities (“MBS”) benefited returns as MBS outperformed U.S. Treasury securities.

»	Exposure to the high-yield bond and corporate bond sectors benefited performance as both sectors outperformed U.S. Treasury securities.

»	A small exposure to emerging markets securities contributed to returns as the sector posted positive returns for the year.

»	Tactical exposure to a small basket of currencies versus the U.S. dollar benefited performance as the U.S. dollar depreciated during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2009	12/31/2008	12/31/2007	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$9.68	$10.30	$10.06	$10.01
Net investment income (a)	0.22	0.40	0.47	0.35
Net realized/unrealized gain (loss) on investments	1.03	(0.46)	0.25	0.02
Total income (loss) from investment operations	1.25	(0.06)	0.72	0.37
Dividends from net investment income	(0.35)	(0.40)	(0.48)	(0.32)
Distributions from net realized capital gains	(0.47)	(0.16)	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00
Total distributions	(0.82)	(0.56)	(0.48)	(0.32)
Net asset value end of year or period	$10.11	$9.68	$10.30	$10.06
Total return	13.21%	(0.52)%	7.33%	3.75%
Net assets end of year or period (000s)	$186,668	$2,154	$308	$188
Ratio of expenses to average net assets	0.75%	0.84%	0.65%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.65%	0.75%*
Ratio of net investment income to average net assets	2.08%	4.06%	4.69%	4.59%*
Portfolio turnover rate	662%	293%	72%	200%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$681,402
Investments in Affiliates, at value	283,220
Repurchase agreements, at value	163,548
Cash	1,187
Foreign currency, at value	1,166
Receivable for investments sold	135,634
Receivable for Portfolio shares sold	4,442
Interest and dividends receivable	3,949
Dividends receivable from Affiliates	65
Swap premiums paid	589
Unrealized appreciation on foreign currency contracts	334
Unrealized appreciation on swap agreements	4,866
1,280,402

Liabilities:
Payable for investments purchased	$69,117
Payable for investments in Affiliates purchased	65
Payable for Portfolio shares redeemed	988
Payable for short sales	66,496
Written options outstanding	1,023
Deposits from counterparty	4,580
Accrued related party fees	667
Variation margin payable	116
Swap premiums received	73
Unrealized depreciation on foreign currency contracts	135
Unrealized depreciation on swap agreements	1,176
144,436

Net Assets	$1,135,966

Net Assets Consist of:
Paid in capital	$1,201,505
Undistributed net investment income	5,729
Accumulated undistributed net realized (loss)	(57,158)
Net unrealized (depreciation)	(14,110)
$1,135,966

Net Assets:
Institutional Class	$59,060
Administrative Class	890,238
Advisor Class	186,668

Shares Issued and Outstanding:
Institutional Class	5,842
Administrative Class	88,057
Advisor Class	18,464

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.11
Administrative Class	10.11
Advisor Class	10.11

Cost of Investments Owned	$701,471
Cost of Investments in Affiliates Owned	$283,284
Cost of Repurchase Agreements Owned	$163,548
Cost of Foreign Currency Held	$1,176
Proceeds Received on Short Sales	$66,807
Premiums Received on Written Options	$1,674

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$29,497
Dividends	541
Dividends from Affiliate investments	260
Miscellaneous income	4
Total Income	30,302

Expenses:
Investment advisory fees	2,085
Supervisory and administrative fees	2,085
Servicing fees – Administrative Class	1,067
Distribution and/or servicing fees – Advisor Class	182
Trustees’ fees	16
Interest expense	180
Miscellaneous expense	1
Total Expenses	5,616

Net Investment Income	24,686

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(46,011)
Net realized gain on Affiliate investments	25
Net realized gain on futures contracts, written options and swaps	11,682
Net realized (loss) on foreign currency transactions	(1,673)
Net change in unrealized appreciation on investments	76,471
Net change in unrealized (depreciation) on Affiliate investments	(64)
Net change in unrealized appreciation on futures contracts, written options and swaps	16,305
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,769
Net Gain	58,504

Net Increase in Net Assets Resulting from Operations	$83,190

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24,686	$58,660
Net realized gain (loss)	(36,002)	68,893
Net realized gain on Affiliate investments	25	0
Net change in unrealized (depreciation)	94,545	(139,824)
Net change in unrealized (depreciation) on Affiliate investments	(64)	0
Net increase (decrease) resulting from operations	83,190	(12,271)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,792)	(1,135)
Administrative Class	(25,150)	(58,471)
Advisor Class	(1,905)	(54)
From net realized capital gains
Institutional Class	(2,645)	(409)
Administrative Class	(38,772)	(21,108)
Advisor Class	(8,065)	(47)

Total Distributions	(78,329)	(81,224)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	30,947	5,299
Administrative Class	468,845	371,801
Advisor Class	185,671	4,717
Issued as reinvestment of distributions
Institutional Class	4,437	1,544
Administrative Class	62,293	79,404
Advisor Class	9,970	102
Cost of shares redeemed
Institutional Class	(5,241)	(10,101)
Administrative Class	(788,755)	(629,025)
Advisor Class	(8,238)	(2,825)
Net (decrease) resulting from Portfolio share transactions	(40,071)	(179,084)

Total (Decrease) in Net Assets	(35,210)	(272,579)

Net Assets:
Beginning of year	1,171,176	1,443,755
End of year*	$1,135,966	$1,171,176

*Including undistributed net investment income of:	$5,729	$12,693

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

Daimler Finance North America LLC
4.240% due 08/03/2012	$4,888	$4,777

Total Bank Loan Obligations (Cost $4,727)		4,777

CORPORATE BONDS & NOTES 15.6%

BANKING & FINANCE 14.0%

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	2,400	2,451

American Express Centurion Bank
5.550% due 10/17/2012	3,700	3,959

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	3,500	3,672

American General Finance Corp.
4.000% due 03/15/2011	2,500	2,261
4.625% due 09/01/2010	4,000	3,877
5.625% due 08/17/2011	900	785

ANZ National International Ltd.
6.200% due 07/19/2013	1,000	1,077

Banco Santander Chile
2.875% due 11/13/2012	4,500	4,539

Bank of America Corp.
0.387% due 05/21/2010	500	499
0.442% due 08/13/2010	4,400	4,404
2.100% due 04/30/2012	2,200	2,222

Calabash Re Ltd.
8.844% due 01/08/2010	1,400	1,400
11.344% due 01/08/2010	1,900	1,900

Citibank N.A.
1.875% due 05/07/2012	2,200	2,213
1.875% due 06/04/2012	1,100	1,107

Citigroup Funding, Inc.
1.325% due 05/07/2010	100	100
2.250% due 12/10/2012	4,400	4,438

Citigroup, Inc.
0.421% due 05/18/2010	100	100
2.125% due 04/30/2012	2,200	2,225
5.500% due 04/11/2013	7,100	7,367
5.625% due 08/27/2012	2,800	2,882

Commonwealth Bank of Australia
0.704% due 07/12/2013	13,100	13,069

Countrywide Financial Corp.
5.800% due 06/07/2012	1,900	2,018

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	400	409

Deutsche Bank Capital Funding Trust I
3.221% due 12/29/2049	14,600	9,855

El Paso Performance-Linked Trust
7.750% due 07/15/2011	1,300	1,339

Ford Motor Credit Co. LLC
3.034% due 01/13/2012	600	559
7.000% due 10/01/2013	50	50
7.375% due 02/01/2011	100	102

General Electric Capital Corp.
0.484% due 01/08/2016	300	272
2.000% due 09/28/2012	1,900	1,904
2.250% due 03/12/2012	2,800	2,842

GMAC LLC
6.000% due 12/15/2011	300	294

Golden West Financial Corp.
4.750% due 10/01/2012	600	627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ICICI Bank Ltd.
0.824% due 01/12/2010	$2,300	$2,289

ING Bank NV
3.900% due 03/19/2014	1,100	1,133

International Lease Finance Corp.
5.400% due 02/15/2012	5,800	5,046
5.550% due 09/05/2012	8,300	6,915
6.625% due 11/15/2013	1,805	1,454

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)	1,000	200
3.011% due 12/23/2010 (a)	900	180
5.625% due 01/24/2013 (a)	1,700	357

Lloyds TSB Bank PLC
12.000% due 12/29/2049	6,000	5,891

Longpoint Re Ltd.
5.504% due 11/08/2011	700	703

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	9,000	8,839
0.498% due 02/05/2010	4,400	4,402

Morgan Stanley
0.564% due 01/15/2010	200	200
2.372% due 05/14/2010	100	101

Nippon Life Insurance Co.
4.875% due 08/09/2010	7,555	7,585

Rabobank Nederland NV
4.200% due 05/13/2014	2,000	2,072

Residential Reinsurance 2007 Ltd.
10.506% due 06/07/2010	300	308

Royal Bank of Scotland Group PLC
0.564% due 10/14/2016	400	293
0.672% due 04/08/2011	2,300	2,306
3.000% due 12/09/2011	1,900	1,947
6.375% due 02/01/2011	3,300	3,310

SLM Corp.
0.454% due 03/15/2011	2,500	2,355

SunTrust Bank
6.375% due 04/01/2011	2,400	2,495

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	4,800	5,171

Westpac Banking Corp.
2.250% due 11/19/2012	6,900	6,888

		159,258

INDUSTRIALS 1.1%

Daimler Finance North America LLC
7.750% due 01/18/2011	4,400	4,679

El Paso Corp.
7.000% due 05/15/2011	1,100	1,130

Gaz Capital S.A.
7.510% due 07/31/2013	2,500	2,610

Wyeth
5.500% due 03/15/2013	4,000	4,352

		12,771

UTILITIES 0.5%

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	2,000	2,067

Dominion Resources, Inc.
5.000% due 03/15/2013	3,000	3,156

		5,223

Total Corporate Bonds & Notes (Cost $180,374)		177,252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.1%

National City Corp.
4.000% due 02/01/2011	$800	$819

Total Convertible Bonds & Notes (Cost $808)		819

U.S. GOVERNMENT AGENCIES 11.6%

Fannie Mae
0.291% due 12/25/2036 -07/25/2037	3,160	2,867
0.581% due 09/25/2042 - 03/25/2044	1,044	1,011
0.631% due 05/25/2031 - 11/25/2032	2,057	2,044
1.832% due 07/01/2042 - 06/01/2043	798	796
1.882% due 09/01/2041	446	444
2.032% due 09/01/2040	4	3
2.565% due 11/01/2035	243	244
3.219% due 09/01/2035	730	747
4.041% due 07/01/2035	283	292
4.585% due 12/01/2036	55	57
4.724% due 09/01/2034	50	52
5.000% due 04/25/2033	55	57
5.500% due 01/01/2037 - 06/01/2037	2,643	2,771
6.000% due 08/01/2016 - 01/01/2039	73,349	77,831
6.000% due 11/01/2037 (g)	12,655	13,426
6.250% due 02/01/2011	11,100	11,664
6.500% due 10/01/2037 - 12/25/2042	741	795

Federal Housing Administration
7.430% due 10/01/2020	7	7

Freddie Mac
0.271% due 12/25/2036	2,362	2,285
0.383% due 07/15/2019 - 08/15/2019	5,381	5,312
0.491% due 08/25/2031	269	244
0.533% due 05/15/2036	832	825
0.583% due 12/15/2030	263	263
0.633% due 06/15/2018	106	105
1.125% due 06/01/2011	3,000	3,011
1.832% due 02/25/2045	563	521
4.933% due 07/01/2035	601	628
5.000% due 07/15/2024	342	346
5.500% due 08/15/2030 -01/01/2040	1,001	1,049
6.000% due 09/01/2016 - 01/01/2040	1,068	1,133
6.500% due 07/25/2043	117	127

Small Business Administration
5.600% due 09/01/2028	937	1,000

Total U.S. Government Agencies (Cost $130,192)		131,957

U.S. TREASURY OBLIGATIONS 18.1%

U.S. Treasury Bonds
4.250% due 05/15/2039	300	281

U.S. Treasury Notes
1.000% due 07/31/2011 (g)	9,800	9,818
1.000% due 08/31/2011	149,100	149,222
1.000% due 09/30/2011	41,900	41,902
1.000% due 10/31/2011 (g)	3,900	3,898

Total U.S. Treasury Obligations (Cost $204,852)		205,121

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Low Duration Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 7.3%

Adjustable Rate Mortgage Trust
5.162% due 09/25/2035	$1,476	$1,061

American Home Mortgage Investment Trust
2.231% due 02/25/2045	335	253
2.698% due 10/25/2034	848	634

Banc of America Funding Corp.
6.086% due 01/20/2047	1,217	860

Banc of America Mortgage Securities, Inc.
3.912% due 05/25/2033	1,093	977
4.088% due 07/25/2034	923	821
6.500% due 10/25/2031	37	36

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035	5,744	5,150
2.560% due 08/25/2035	5,024	4,424
3.708% due 01/25/2034	52	49
3.789% due 08/25/2035	758	508
4.147% due 07/25/2034	854	669
4.456% due 02/25/2033	3	2
4.974% due 01/25/2035	704	645
4.990% due 04/25/2033	13	11
5.432% due 04/25/2033	30	28

Bear Stearns Alt-A Trust
0.391% due 02/25/2034	866	583

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	400	346
5.471% due 01/12/2045	1,200	1,138

Bear Stearns Mortgage Funding Trust
0.301% due 02/25/2037	605	587

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	1,733	1,071
5.673% due 12/26/2046	972	551

Citigroup Mortgage Loan Trust, Inc.
2.990% due 12/25/2035	424	375
4.641% due 08/25/2035	2,102	795

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	3,600	3,081

Countrywide Alternative Loan Trust
0.411% due 05/25/2047	955	480
6.000% due 10/25/2033	44	43

Countrywide Home Loan Mortgage Pass-Through Trust
3.510% due 11/25/2034	1,411	1,144
3.701% due 02/20/2035	2,460	2,018
5.250% due 02/20/2036	841	422

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	400	346

CS First Boston Mortgage Securities Corp.
0.879% due 03/25/2032	3	2
3.292% due 07/25/2033	9,749	8,209
4.938% due 12/15/2040	109	110

First Horizon Alternative Mortgage Securities
3.085% due 09/25/2034	2,376	1,879

First Horizon Asset Securities, Inc.
5.377% due 08/25/2035	751	649

GMAC Mortgage Corp. Loan Trust
3.879% due 11/19/2035	448	356

Greenpoint Mortgage Funding Trust
0.311% due 10/25/2046	572	517
0.311% due 01/25/2047	720	625

Greenpoint Mortgage Pass-Through Certificates
3.829% due 10/25/2033	911	673

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	193
5.444% due 03/10/2039	1,900	1,683

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	$1,827	$1,739
5.805% due 08/10/2045	1,400	1,206

GSR Mortgage Loan Trust
3.336% due 09/25/2035	2,137	1,856
6.000% due 03/25/2032	1	1

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	209	108
5.099% due 07/19/2035	1,179	819

Impac CMB Trust
1.231% due 07/25/2033	363	283

Indymac Index Mortgage Loan Trust
2.965% due 12/25/2034	601	416

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	600	508
5.818% due 06/15/2049	100	97
5.882% due 02/15/2051	1,300	1,129

JPMorgan Mortgage Trust
5.022% due 02/25/2035	734	675
5.750% due 01/25/2036	118	98

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	157	158

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.313% due 09/15/2021	163	152

MASTR Asset Securitization Trust
5.500% due 09/25/2033	48	49

Mellon Residential Funding Corp.
0.719% due 06/15/2030	354	298

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	2,700	2,203

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	602	413

MLCC Mortgage Investors, Inc.
0.481% due 11/25/2035	473	293
1.231% due 10/25/2035	300	246
2.173% due 01/25/2029	50	47
4.250% due 10/25/2035	1,519	1,341

Morgan Stanley Capital I
0.294% due 10/15/2020	1,721	1,523
5.809% due 12/12/2049	300	256

Prime Mortgage Trust
0.631% due 02/25/2019	8	7
0.631% due 02/25/2034	37	33

Residential Funding Mortgage Securities I
5.201% due 09/25/2035	1,732	1,218

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	128	121

Structured Adjustable Rate Mortgage Loan Trust
1.881% due 01/25/2035	496	234
3.394% due 08/25/2034	891	779
3.586% due 02/25/2034	658	545
4.289% due 01/25/2035	1,696	1,347
5.245% due 08/25/2035	516	359

Structured Asset Mortgage Investments, Inc.
0.331% due 09/25/2047	1,521	1,437
0.483% due 07/19/2035	1,265	1,038
0.511% due 02/25/2036	300	163
0.893% due 09/19/2032	9	8

Structured Asset Securities Corp.
3.716% due 10/25/2035	680	559

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	762	733
0.351% due 10/25/2046	2,458	2,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	$2,173	$1,820
0.323% due 09/15/2021	3,320	2,832
5.509% due 04/15/2047	1,800	1,449

WaMu Mortgage Pass-Through Certificates
0.501% due 12/25/2045	265	186
0.521% due 10/25/2045	1,505	1,081
1.274% due 01/25/2047	620	377
1.744% due 11/25/2042	120	79
1.903% due 05/25/2041	78	71
1.944% due 06/25/2042	75	54
1.944% due 08/25/2042	285	210
2.509% due 02/27/2034	53	43
2.772% due 09/25/2046	829	467

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	1,033	856
4.957% due 01/25/2035	1,637	1,498
4.979% due 12/25/2034	1,231	1,191

Total Mortgage-Backed Securities (Cost $99,029)		83,124

ASSET-BACKED SECURITIES 2.3%

ACE Securities Corp.
0.291% due 10/25/2036	302	184

Amortizing Residential Collateral Trust
0.521% due 07/25/2032	13	11

Asset-Backed Funding Certificates
0.291% due 01/25/2037	218	210

Asset-Backed Securities Corp. Home Equity
0.281% due 12/25/2036	347	327
0.506% due 09/25/2034	286	238
1.883% due 03/15/2032	226	162

Atrium CDO Corp.
0.712% due 06/27/2015	6,049	5,387

Bear Stearns Asset-Backed Securities Trust
1.231% due 10/25/2037	3,934	2,489

CIT Group Home Equity Loan Trust
0.501% due 06/25/2033	1	1

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	1,483	1,452
0.281% due 03/25/2047	22	22
0.281% due 06/25/2047	1,915	1,833
0.301% due 06/25/2047	353	333
0.311% due 06/25/2037	291	280
0.341% due 10/25/2046	181	176
0.491% due 05/25/2036	3,057	2,574
0.711% due 12/25/2031	48	23

CS First Boston Mortgage Securities Corp.
0.851% due 01/25/2032	9	7

Equity One Asset-Backed Securities, Inc.
0.791% due 11/25/2032	15	11

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036	419	409

Ford Credit Auto Owner Trust
1.210% due 01/15/2012	1,000	1,003

GE-WMC Mortgage Securities LLC
0.271% due 08/25/2036	21	7

HFC Home Equity Loan Asset-Backed Certificates
0.523% due 01/20/2034	1,848	1,566
0.583% due 09/20/2033	163	145

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	35	35

JPMorgan Mortgage Acquisition Corp.
0.281% due 08/25/2036	12	12

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Landmark CDO Ltd.
0.754% due 01/15/2016		$3,547	$3,367

Lehman XS Trust
0.311% due 11/25/2046		549	546

Long Beach Mortgage Loan Trust
0.511% due 10/25/2034		34	26

MASTR Asset-Backed Securities Trust
0.291% due 11/25/2036		168	167

Morgan Stanley ABS Capital I
0.281% due 09/25/2036		324	321
0.291% due 05/25/2037		960	857

Nationstar Home Equity Loan Trust
0.351% due 04/25/2037		2,167	2,012

Option One Mortgage Loan Trust
0.281% due 01/25/2037		68	67

Structured Asset Securities Corp.
0.281% due 10/25/2036		298	282

Truman Capital Mortgage Loan Trust
0.571% due 01/25/2034		19	18

Total Asset-Backed Securities (Cost $30,121)			26,560

SOVEREIGN ISSUES 0.6%

Korea Development Bank
0.424% due 04/06/2010		6,100	6,067

Societe Financement de l’Economie Francaise
0.484% due 07/16/2012		1,000	1,006

Total Sovereign Issues (Cost $7,100)			7,073

FOREIGN CURRENCY-DENOMINATED ISSUES 0.4%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,900	1,674
12.500% due 01/05/2022		900	587

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	587

Societe Financement de l’Economie Francaise
2.125% due 05/20/2012		700	1,014

Total Foreign Currency-Denominated Issues (Cost $3,541)			3,862

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.7%

Bank of America Corp.
7.250% due 12/31/2049	1,339	$1,177

Motors Liquidation Co.
5.250% due 03/06/2032 (a)	4,000	20

Wells Fargo & Co.
7.500% due 12/31/2049	7,203	6,612

Total Convertible Preferred Securities (Cost $6,890)		7,809

PREFERRED STOCKS 0.3%

DG Funding Trust
2.532% due 12/31/2049	420	3,727

Total Preferred Stocks (Cost $4,462)		3,727

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 41.9%

CERTIFICATES OF DEPOSIT 0.6%

Intesa Sanpaolo
2.375% due 12/21/2012	$7,200	7,142

COMMERCIAL PAPER 0.5%

Fannie Mae
0.054% due 01/11/2010	5,000	5,000

Federal Home Loan Bank
0.073% due 02/24/2010	1,000	1,000

		6,000

REPURCHASE AGREEMENTS 14.4%

Banc of America Securities LLC
0.100% due 01/06/2010	5,000	5,000
(Dated 12/15/2009. Collateralized by U.S. Treasury Notes 1.000% due 07/31/2011 valued at $5,092. Repurchase proceeds are $5,000.)
0.100% due 01/15/2010	2,000	2,000
(Dated 12/16/2009. Collateralized by U.S. Treasury Notes 1.000% due 10/31/2011 valued at $2,033. Repurchase proceeds are $2,000.)

Credit Suisse Securities (USA) LLC
0.000% due 01/04/2010	30,600	30,600
(Dated 12/31/2009. Collateralized by U.S. Cash Management Bills 0.349% due 06/10/2010 valued at $31,338. Repurchase proceeds are $30,600.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
0.080% due 01/05/2010	$8,600	$8,600
(Dated 12/22/2009. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $8,721. Repurchase proceeds are $8,600.)

Goldman Sachs & Co.
0.010% due 01/04/2010	113,300	113,300
(Dated 12/31/2009. Collateralized by Fannie Mae 4.000% due 03/10/2016 valued at $115,457. Repurchase proceeds are $113,300.)

JPMorgan Chase Bank N.A.
-0.020% due 01/04/2010	2,000	2,000
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% due 08/31/2013 valued at $2,045. Repurchase proceeds are $2,000.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	2,048	2,048
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $2,090. Repurchase proceeds are $2,048.)

		163,548

U.S. TREASURY BILLS 1.4%
0.084% due 02/25/2010 - 03/25/2010 (b)(d)(e)(g)	16,180	16,179

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 25.0%
	28,288,097	283,220

Total Short-Term Instruments (Cost $476,207)		476,089

Total Investments 99.3% (Cost $1,148,303)		$1,128,170

Written Options (i) (0.1%) (Premiums $1,674)		(1,023)

Other Assets and Liabilities (Net) 0.8%		8,819

Net Assets 100.0%		$1,135,966

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $1,405 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(e)	Securities with an aggregate market value of $70 have been pledged as collateral for delayed-delivery mortgage-backed securities on December 31, 2009.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $161,151 at a weighted average interest rate of 0.543%. On December 31, 2009, there were no open reverse repurchase agreements.

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Low Duration Portfolio  (Cont.)

(g)	Securities with an aggregate market value of $2,123 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	28	$15
90-Day Eurodollar December Futures	Long	12/2010	77	115
90-Day Eurodollar June Futures	Long	06/2010	833	537
90-Day Eurodollar March Futures	Long	03/2010	1,018	858
90-Day Eurodollar September Futures	Long	09/2010	24	34
Euro-Bobl March Futures	Long	03/2010	65	(107)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	2	(5)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 125.000	Short	03/2010	7	5
Euro-Bund 10-Year Bond March Futures Put Options Strike @ EUR 121.000	Short	03/2010	7	(6)
U.S. Treasury 2-Year Note March Futures	Long	03/2010	239	(283)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	3	2
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	8	5
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	8	3
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	8	6

				$1,179

(h)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	GSC	1.380%	06/20/2013	5.717%	$2,700	$(347)	$0	$(347)
American International Group, Inc.	RBS	1.360%	06/20/2013	5.717%	2,700	(349)	0	(349)
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.584%	1,800	8	7	1
Brazil Government International Bond	GSC	1.000%	12/20/2010	0.584%	2,300	10	9	1
Brazil Government International Bond	JPM	1.000%	12/20/2010	0.584%	1,400	6	5	1
Ford Motor Credit Co. LLC	BCLY	5.650%	09/20/2012	3.687%	600	30	0	30
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	3.687%	200	1	0	1
Ford Motor Credit Co. LLC	JPM	6.800%	09/20/2012	3.687%	8,300	657	0	657
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.679%	400	1	(5)	6
General Electric Capital Corp.	BNP	0.780%	03/20/2011	1.257%	900	(5)	0	(5)
General Electric Capital Corp.	BNP	1.250%	03/20/2013	1.562%	700	(7)	0	(7)
General Electric Capital Corp.	CITI	1.100%	03/20/2010	0.690%	200	0	0	0
General Electric Capital Corp.	CITI	1.150%	03/20/2010	0.690%	100	0	0	0
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.590%	2,200	199	0	199
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.590%	1,600	165	0	165
General Electric Capital Corp.	DUB	0.800%	06/20/2011	1.334%	4,300	(32)	0	(32)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.387%	600	2	0	2
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.590%	2,400	238	0	238
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.590%	1,900	236	0	236
General Electric Capital Corp.	GSC	0.900%	12/20/2010	1.048%	300	0	0	0
GMAC, Inc.	BCLY	3.650%	09/20/2012	4.042%	1,000	(8)	0	(8)
GMAC, Inc.	GSC	3.200%	09/20/2012	4.042%	500	(10)	0	(10)
GMAC, Inc.	JPM	4.850%	09/20/2012	4.042%	900	19	0	19
JSC Gazprom	BCLY	1.600%	12/20/2012	2.258%	3,800	(68)	0	(68)
JSC Gazprom	MSC	0.860%	11/20/2011	1.955%	2,600	(50)	0	(50)
JSC Gazprom	MSC	2.480%	02/20/2013	2.290%	6,500	98	0	98
Korea Government Bond	CITI	0.520%	12/20/2010	0.514%	1,000	0	0	0
Korea Government Bond	UBS	0.550%	12/20/2010	0.514%	1,000	1	0	1
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.653%	2,100	8	5	3
Mexico Government International Bond	GSC	1.000%	12/20/2010	0.653%	1,900	8	5	3
Mexico Government International Bond	HSBC	1.000%	12/20/2010	0.653%	1,400	6	4	2
Mexico Government International Bond	JPM	1.000%	12/20/2010	0.653%	1,400	6	4	2
Russia Government International Bond	GSC	1.000%	12/20/2010	0.833%	4,400	8	4	4
Russia Government International Bond	UBS	1.000%	12/20/2010	0.833%	1,700	4	1	3
SLM Corp.	BNP	5.050%	03/20/2013	4.675%	1,500	19	0	19
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.765%	200	2	1	1

						$856	$40	$816

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-12 Index	BCLY	5.000%	12/20/2014	$ 2,900	$313	$290	$23
CDX.EM-12 Index	UBS	5.000%	12/20/2014	1,400	151	139	12
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	0	0	0
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,059	1	0	1
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	8,198	139	0	139

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	$ 193	$3	$0	$3
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	386	6	0	6

					$613	$429	$184

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,300	$70	$0	$70
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	4,200	8	0	8
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		2,700	8	0	8
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		1,100	4	0	4
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		3,400	54	(6)	60
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		3,400	55	(5)	60
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		1,500	31	2	29
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		1,400	33	1	32
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BCLY		76,100	2,550	(55)	2,605
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	16,900	114	0	114
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY	EUR	25,900	(159)	111	(270)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		1,300	(8)	1	(9)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		3,900	(23)	(2)	(21)

							$2,737	$47	$2,690

(i)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$119.000	01/22/2010	2	$0	$0
Call - CBOT U.S. Treasury 10-Year Note March Futures	117.500	02/19/2010	3	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	119.000	02/19/2010	10	2	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	120.000	02/19/2010	33	12	1
Put - CBOT U.S. Treasury 10-Year Note February Futures	116.000	01/22/2010	2	1	3
Put - CBOT U.S. Treasury 10-Year Note March Futures	112.000	02/19/2010	169	31	42
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/19/2010	3	2	2
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	43	18	46

				$67	$96

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	2.500%	02/17/2010	EUR	2,000	$6	$1
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		$4,000	28	12
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		1,600	16	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		1,600	38	30
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		1,000	9	5
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		800	4	1
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		19,500	248	35
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		300	4	3
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		19,500	237	370
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		900	4	1

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Low Duration Portfolio  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$5,200	$48	$9
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	900	8	10
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,200	78	61
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	2,000	10	10
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	8,000	63	24
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,500	52	47
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	14,800	118	44
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,200	19	4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,100	10	5
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	72,000	552	213
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	7,000	55	39

							$1,607	$927

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	197	$47,900	EUR	0	$1,299
Sales	975	427,800		12,000	3,504
Closing Buys	(907)	(307,600)		(10,000)	(3,129)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 12/31/2009	265	$168,100	EUR	2,000	$1,674

(j)	Short sales outstanding on December 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	02/01/2040	$3,000	$3,142	$3,130
Fannie Mae	6.000%	02/01/2040	60,000	63,665	63,366

				$66,807	$66,496

(k)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,432	01/2010	RBS	$0	$(42)	$(42)
Buy	BRL	2,170	02/2010	HSBC	51	(2)	49
Buy		375	02/2010	RBC	0	(2)	(2)
Buy	CAD	796	01/2010	JPM	13	0	13
Buy	CNY	787	03/2010	BCLY	0	(1)	(1)
Sell		753	03/2010	BCLY	0	0	0
Sell		1,221	03/2010	CITI	1	0	1
Sell		3,140	03/2010	DUB	2	0	2
Buy		789	03/2010	HSBC	0	(1)	(1)
Buy		4,788	03/2010	JPM	0	(6)	(6)
Sell		1,248	03/2010	MSC	1	0	1
Buy		366	08/2010	BCLY	0	(1)	(1)
Buy		466	08/2010	DUB	0	(1)	(1)
Buy		14,807	08/2010	HSBC	2	(24)	(22)
Buy		29,810	08/2010	JPM	3	(19)	(16)
Buy		9,517	08/2010	MSC	3	(12)	(9)
Buy		736	11/2010	BCLY	0	(1)	(1)
Buy		1,194	11/2010	CITI	0	(2)	(2)
Buy		3,081	11/2010	DUB	0	(5)	(5)
Buy		1,218	11/2010	MSC	0	(2)	(2)
Sell	EUR	1,376	02/2010	RBS	70	0	70
Sell		75	03/2010	GSC	1	0	1
Sell	GBP	1,254	01/2010	RBS	25	0	25
Buy	IDR	4,760,425	01/2010	BCLY	18	0	18
Buy		915,300	10/2010	BOA	2	0	2
Buy		6,768,710	10/2010	CITI	14	0	14
Buy		915,300	10/2010	RBS	3	0	3
Buy		1,986,660	10/2010	UBS	1	0	1
Sell	JPY	179,098	01/2010	BNP	72	0	72
Buy	KRW	360,382	02/2010	CITI	4	0	4
Buy		400,044	02/2010	DUB	3	0	3

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	188,192	02/2010	MSC	$1	$0	$1
Buy		635,202	02/2010	UBS	5	0	5
Buy		103,000	07/2010	BCLY	1	0	1
Buy		203,953	07/2010	DUB	2	0	2
Buy		169,420	07/2010	MSC	1	0	1
Buy		907,988	08/2010	BCLY	11	0	11
Buy		405,526	08/2010	MSC	1	0	1
Buy		182,368	11/2010	BCLY	0	(1)	(1)
Buy		99,692	11/2010	CITI	0	(1)	(1)
Buy	MXN	13,114	04/2010	JPM	7	0	7
Buy	MYR	342	02/2010	BCLY	0	0	0
Buy		502	02/2010	DUB	0	(2)	(2)
Buy		1,484	02/2010	HSBC	3	0	3
Buy		159	02/2010	JPM	0	0	0
Buy		1,078	06/2010	BCLY	3	0	3
Buy		1,113	06/2010	DUB	3	0	3
Buy		101	06/2010	MSC	0	0	0
Buy	SGD	203	02/2010	JPM	0	(2)	(2)
Buy		276	03/2010	BCLY	0	(2)	(2)
Buy		209	03/2010	MSC	0	(1)	(1)
Buy		113	03/2010	RBS	0	(1)	(1)
Buy		343	06/2010	CITI	0	(4)	(4)
Buy	TWD	2,515	06/2010	BOA	2	0	2
Buy		2,955	06/2010	DUB	2	0	2
Buy		3,250	06/2010	MSC	2	0	2
Buy		407	10/2010	BCLY	0	0	0
Buy		1,210	10/2010	CITI	1	0	1

					$334	$(135)	$199

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$171,361	$5,891	$177,252
U.S. Government Agencies	0	131,950	7	131,957
U.S. Treasury Obligations	0	205,121	0	205,121
Mortgage-Backed Securities	0	83,124	0	83,124
Short-Term Instruments	283,220	192,869	0	476,089
Other Investments +++	7,789	34,357	12,481	54,627

Investments, at value	$291,009	$818,782	$18,379	$1,128,170
Short Sales, at value	$0	$(66,496)	$0	$(66,496)
Financial Derivative Instruments ++++	$1,179	$2,866	$0	$4,045

Total	$292,188	$755,152	$18,379	$1,065,719

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Corporate Bonds & Notes	$0	$6,000	$0	$0	$(109)	$0	$5,891	$(109)
U.S. Government Agencies	8	(1)	0	0	0	0	7	0
Other Investments +++	0	3,309	(3)	0	(456)	9,631	12,481	(463)

Investments, at value	$8	$9,308	$(3)	$0	$(565)	$9,631	$18,379	$(572)
Financial Derivative Instruments ++++	$506	$0	$0	$0	$(436)	$(70)	$0	$0

Total	$514	$9,308	$(3)	$0	$(1,001)	$9,561	$18,379	$(572)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments Low Duration Portfolio (Cont.)	December 31, 2009

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$334	$0	$0	$0	$334
Unrealized appreciation on swap agreements	2,990	0	1,876	0	0	4,866

	$2,990	$334	$1,876	$0	$0	$5,200

Liabilities:
Written options outstanding	$1,023	$0	$0	$0	$0	$1,023
Variation margin payable ^^	116	0	0	0	0	116
Unrealized depreciation on foreign currency contracts	0	135	0	0	0	135
Unrealized depreciation on swap agreements	300	0	876	0	0	1,176

	$1,439	$135	$876	$0	$0	$2,450

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(442)	$0	$0	$0	$0	$(442)
Net realized gain (loss) on futures contracts, written options and swaps	13,839	0	(2,157)	0	0	11,682
Net realized (loss) on foreign currency transactions	0	(1,735)	0	0	0	(1,735)

	$13,397	$(1,735)	$(2,157)	$0	$0	$9,505

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(2,660)	$0	$0	$0	$0	$(2,660)
Net change in unrealized appreciation on futures contracts, written options and swaps	4,717	0	11,588	0	0	16,305
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,693	0	0	0	1,693

	$2,057	$1,693	$11,588	$0	$0	$15,338

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,179 as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both

18	PIMCO Variable Insurance Trust

December 31, 2009

interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and

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December 31, 2009

Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

22	PIMCO Variable Insurance Trust

December 31, 2009

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$8,878	$556,776

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$762,360	$479,100	$(64)	$283,220	$260	$25

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

24	PIMCO Variable Insurance Trust

December 31, 2009

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,167,099	$5,379,057	$1,001,411	$1,206,230

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,275	$30,947	521	$5,299
Administrative Class	46,012	468,845	36,415	371,801
Advisor Class	18,065	185,671	469	4,717
Issued as reinvestment of distributions
Institutional Class	438	4,437	155	1,544
Administrative Class	6,172	62,293	7,992	79,404
Advisor Class	979	9,970	11	102
Cost of shares redeemed
Institutional Class	(537)	(5,241)	(983)	(10,101)
Administrative Class	(82,215)	(788,755)	(63,518)	(629,025)
Advisor Class	(803)	(8,238)	(287)	(2,825)
Net (decrease) resulting from Portfolio share transactions	(8,614)	$(40,071)	(19,225)	$(179,084)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	5	72
Advisor Class	2	92

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from

2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$6,337	$0	$(15,519)	$(312)	$(53,933)	$(2,112)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies, and unamortized premium on convertible bonds.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017 (5)
$0	$0	$0	$0	$0	$53,933

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$1,148,365	$8,946	$(29,141)	$(20,195)

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies, and unamortized premium on convertible bonds.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$56,450	$21,879	$0
12/31/2008	67,659	13,565	0

(6)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	ISDA	International Swaps and Derivatives Association, Inc.
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

2.92%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.71%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

34	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Money Market Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Commercial Paper	59.6%
Repurchase Agreements	24.1%
U.S. Treasury Bills	6.0%
Corporate Bonds & Notes	5.8%
Other	4.5%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009

	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (09/30/99)
PIMCO Money Market Portfolio Administrative Class	0.05%	0.05%	0.11%	2.90%	2.73%	2.79%
Citigroup 3-Month Treasury Bill Index±	—	—	0.16%	2.88%	2.84%	2.89%
Lipper Money Market Fund Index±±	—	—	0.25%	2.90%	2.68%	2.74%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.48% for Administrative Class shares.

Money Market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper Analytical Inc. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,000.36	$1,023.79
Expenses Paid During Period†	$1.41	$1.43

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.28%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 0.28% for the Administrative Class reflects net annualized expenses after application of an expense waiver of 0.19%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second highest rating category for short-term obligations.

»	The Portfolio had a focus on high-quality and short-maturity assets over the reporting period.

»

The Portfolio’s weighted average maturity (“WAM”) moved longer over the first half of the period, taking advantage of higher yields in longer maturities, although the Portfolio’s WAM ended the reporting period lower at 31 days to help reduce interest rate exposure in the Portfolio.

»	The Portfolio’s exposure to U.S. Agency mortgage-backed securities (“MBS”) benefited performance as U.S. Agency MBS provided a yield advantage over U.S. Treasury Bills.

»

Exposure to commercial paper added to returns as commercial paper provided a yield advantage over U.S. Treasury Bills, although this exposure was reduced in the second half of the reporting period as the yield advantage moved lower.

4	PIMCO Variable Insurance Trust

Financial Highlights  Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007		12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Net investment income (a)	0.00 (c)	0.02	0.05		0.05	0.03
Dividends from net investment income	0.00 (c)	(0.02)	(0.05)		(0.05)	(0.03)
Net asset value end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total return	0.11%	2.24%	4.86%		4.61%	2.77%
Net assets end of year (000s)	$55,381	$58,511	$167,465		$66,240	$43,434
Ratio of expenses to average net assets	0.33%	0.48%	0.49	%(b)	0.50%	0.50%
Ratio of expenses to average net assets excluding waivers	0.50%	0.48%	0.49	%(b)	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.33%	0.48%	0.49	%(b)	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense and waivers	0.50%	0.48%	0.49	%(b)	0.50%	0.50%
Ratio of net investment income to average net assets	0.08%	2.58%	4.76%		4.61%	2.81%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.
(c)	A zero amount may reflect amounts rounding to less than one cent.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$201,672
Repurchase agreements, at value	64,028
Cash	305
Receivable for Portfolio shares sold	2
Interest receivable	143
Other assets	69
266,219

Liabilities:
Accrued related party fees	$66
Payable for Portfolio shares redeemed	26
92

Net Assets	$266,127

Net Assets Consist of:
Paid in capital	$266,109
Accumulated undistributed net realized gain	18
$266,127

Net Assets:
Institutional Class	$210,746
Administrative Class	55,381

Shares Issued and Outstanding:
Institutional Class	210,736
Administrative Class	55,371

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$201,672
Cost of Repurchase Agreements Owned	$64,028

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$1,162
Total Income	1,162

Expenses:
Investment advisory fees	335
Supervisory and administrative fees	559
Servicing fees – Administrative Class	90
Trustees' fees	5
Interest expense	9
Recoupment to Manager	7
Miscellaneous expense	77
Total Expenses	1,082
Reimbursement by Manager	(189)
Net Expenses	893

Net Investment Income	269

Net Realized Gain:
Net realized gain on investments	103
Net Gain	103

Net Increase in Net Assets Resulting from Operations	$372

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$269	$7,776
Net realized gain	103	40
Net increase resulting from operations	372	7,816

Distributions to Shareholders:
From net investment income
Institutional Class	(305)	(5,306)
Administrative Class	(67)	(2,506)

Total Distributions	(372)	(7,812)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	28,316	29,799
Administrative Class	30,045	124,727
Issued as reinvestment of distributions
Institutional Class	305	5,306
Administrative Class	67	2,506
Cost of shares redeemed
Institutional Class	(35,244)	(31,619)
Administrative Class	(33,243)	(236,189)
Net (decrease) resulting from Portfolio share transactions	(9,754)	(105,470)

Total (Decrease) in Net Assets	(9,754)	(105,466)

Net Assets:
Beginning of year	275,881	381,347
End of year	$266,127	$275,881

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Money Market Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 5.8%

Bank of Scotland PLC
0.250% due 06/18/2010	$2,000	$1,971

General Electric Capital Corp.
0.260% due 03/12/2010	4,682	4,682

Merrill Lynch & Co., Inc.
2.522% due 05/12/2010	2,600	2,595

Morgan Stanley
0.564% due 01/15/2010	2,450	2,450
4.250% due 05/15/2010	650	658

Wachovia Corp.
4.375% due 06/01/2010	3,000	3,046

Total Corporate Bonds & Notes (Cost $15,402)		15,402

U.S. GOVERNMENT AGENCIES 3.7%

Federal Farm Credit Bank
0.340% due 03/03/2010	5,500	5,500

Freddie Mac
6.875% due 09/15/2010	4,300	4,492

Total U.S. Government Agencies (Cost $9,992)		9,992

SHORT-TERM INSTRUMENTS 90.3%

CERTIFICATES OF DEPOSIT 0.7%

Dexia Credit Local S.A.
0.320% due 02/09/2010	1,000	1,000

Royal Bank of Scotland Group PLC
0.833% due 07/19/2010	1,000	1,000

		2,000

COMMERCIAL PAPER 59.5%

Barclays U.S. Funding LLC
0.675% due 02/12/2010	3,500	3,497
0.710% due 02/05/2010	500	500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Fannie Mae
0.070% due 02/01/2010	$1,500	$1,500
0.080% due 01/27/2010	13,600	13,599
0.100% due 02/04/2010	3,000	3,000
0.448% due 02/22/2010	29,700	29,683

Federal Home Loan Bank
0.050% due 01/22/2010	2,000	2,000
0.076% due 01/27/2010	4,000	4,000
0.095% due 01/13/2010	3,500	3,500
0.230% due 07/09/2010	5,600	5,600
0.520% due 06/01/2010	3,400	3,400
0.710% due 01/27/2010	6,800	6,800
0.790% due 03/11/2010	14,000	14,015
0.880% due 01/04/2010	13,700	13,700

Freddie Mac
0.365% due 03/31/2010	3,800	3,797
0.448% due 01/06/2010	6,900	6,900
0.515% due 01/04/2010	12,500	12,500

Groupe BPCE
0.260% due 02/19/2010	5,500	5,498

Rabobank USA Financial Corp.
0.300% due 02/18/2010	5,600	5,598

Royal Bank of Scotland Group PLC
0.860% due 02/17/2010	1,500	1,498

Societe Generale N.A.
0.435% due 02/12/2010	4,500	4,498

Straight-A Funding LLC
0.200% due 02/08/2010	8,200	8,198

Svenska Handelsbanken AB
0.185% due 02/26/2010	5,000	4,999

		158,280

REPURCHASE AGREEMENTS 24.1%

Barclays Capital, Inc.
0.000% due 01/04/2010	26,600	26,600
(Dated 12/31/2009. Collateralized by Freddie Mac 0.110% due 11/09/2011 valued at $27,409. Repurchase proceeds are $26,600.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Citigroup Global Markets, Inc.
0.010% due 01/04/2010	$26,600	$26,600
(Dated 12/31/2009. Collateralized by Fannie Mae 4.000% due 04/01/2024 valued at $27,095. Repurchase proceeds are $26,600.)

JPMorgan Chase Bank N.A.
0.000% due 01/04/2010	10,300	10,300
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $10,530. Repurchase proceeds are $10,300.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	528	528
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $540. Repurchase proceeds are $528.)

		64,028

U.S. TREASURY BILLS 6.0%
0.056% due 03/04/2010	16,000	15,998

Total Short-Term Instruments (Cost $240,306)		240,306

Total Investments 99.8% (Cost $265,700)		$265,700

Other Assets and Liabilities (Net) 0.2%		427

Net Assets 100.0%		$266,127

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$15,402	$0	$15,402
U.S. Government Agencies	0	9,992	0	9,992
Short-Term Instruments	0	240,306	0	240,306

Investments, at value	$0	$265,700	$0	$265,700

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	December 31, 2009	9

Notes to Financial Statements

1.  ORGANIZATION

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the

10	PIMCO Variable Insurance Trust

December 31, 2009

Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior

Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed

Annual Report	December 31, 2009	11

Notes to Financial Statements (Cont.)

income security or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

5.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any service fees applicable to a class of the Portfolio; (ii) second, to the extent necessary, the Portfolio’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2009, the recoverable amount to PIMCO was $108,273.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

6.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 5 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

12	PIMCO Variable Insurance Trust

December 31, 2009

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$4,406

7.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	28,316	$28,316	29,799	$29,799
Administrative Class	30,045	30,045	124,727	124,727
Issued as reinvestment of distributions
Institutional Class	305	305	5,305	5,306
Administrative Class	67	67	2,506	2,506
Cost of shares redeemed
Institutional Class	(35,244)	(35,244)	(31,619)	(31,619)
Administrative Class	(33,243)	(33,243)	(236,189)	(236,189)
Net (decrease) resulting from Portfolio share transactions	(9,754)	$(9,754)	(105,471)	$(105,470)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	94
Administrative Class	2	100

9.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)	December 31, 2009

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$18	$0	$0	$0	$0	$0

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$265,700	$0	$0	$0

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (1)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$372	$0	$0
12/31/2008	7,812	0	0

(1)	Includes short-term capital gains, if any, distributed.

11.  TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Portfolio participated in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) for the period ended December 31, 2009. The Program insured shares held by money market fund investors as of the close of business September 19, 2008 against loss in the event that a money market fund’s net asset value per share fell below $0.995. Following such an occurrence by a fund participating in the Program, shareholders as of September 19, 2008 would receive $1.00 per share upon liquidation of the fund. Shares acquired by investors after September 19, 2008 were not eligible for protection under the Program, except in certain circumstances. Guarantee payments under the Program did not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment.

The Program was designed to address temporary dislocations and to support ongoing stability in the credit markets. The Program expired on September 18, 2009. Participation in the Program extension (i.e., until September 18, 2009) required a payment to the U.S. Department of the Treasury. The Portfolio paid the Guarantee payment of $77,330 during the period ended December 31, 2009 which was recorded as a component of miscellaneous expense on the Statement of Operations.

12.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	15

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

16	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	17

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	19

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

20	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Money Market Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Commercial Paper	59.6%
Repurchase Agreements	24.1%
U.S. Treasury Bills	6.0%
Corporate Bonds & Notes	5.8%
Other	4.5%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	7-Day Yield	30-Day Yield	1 Year	5 Years	Class Inception (04/10/00)
PIMCO Money Market Portfolio Institutional Class	0.05%	0.05%	0.14%	3.04%	2.80%
Citigroup 3-Month Treasury Bill Index±	—	—	0.16%	2.88%	2.77%	*
Lipper Money Market Fund Index±±	—	—	0.25%	2.90%	2.61%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.33% for Institutional Class shares.

Money Market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper Analytical Inc. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,000.37	$1,023.79
Expenses Paid During Period†	$1.41	$1.43

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.28%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio of 0.28% for the Institutional Class reflects net annualized expenses after application of an expense waiver of 0.04%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second highest rating category for short-term obligations.

»	The Portfolio had a focus on high-quality and short-maturity assets over the reporting period.

»

The Portfolio’s weighted average maturity (“WAM”) moved longer over the first half of the period, taking advantage of higher yields in longer maturities, although the Portfolio’s WAM ended the reporting period lower at 31 days to help reduce interest rate exposure in the Portfolio.

»	The Portfolio’s exposure to U.S. Agency mortgage-backed securities (“MBS”) benefited performance as U.S. Agency MBS provided a yield advantage over U.S. Treasury Bills.

»

Exposure to commercial paper added to returns as commercial paper provided a yield advantage over U.S. Treasury Bills, although this exposure was reduced in the second half of the reporting period as the yield advantage moved lower.

4	PIMCO Variable Insurance Trust

Financial Highlights  Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007		12/31/2006	12/31/2005

Institutional Class
Net asset value beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Net investment income (a)	0.00 (c)	0.02	0.05		0.05	0.03
Dividends from net investment income	0.00 (c)	(0.02)	(0.05)		(0.05)	(0.03)
Net asset value end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total return	0.14%	2.39%	5.01%		4.78%	2.93%
Net assets end of year (000s)	$210,746	$217,370	$213,882		$207,305	$100,195
Ratio of expenses to average net assets	0.31%	0.33%	0.34	%(b)	0.35%	0.35%
Ratio of expenses to average net assets excluding waivers	0.35%	0.33%	0.34	%(b)	0.35%	0.35%
Ratio of expenses to average net assets excluding interest expense	0.31%	0.33%	0.34	%(b)	0.35%	0.35%
Ratio of expenses to average net assets excluding interest expense and waivers	0.35%	0.33%	0.34	%(b)	0.35%	0.35%
Ratio of net investment income to average net assets	0.10%	2.35%	4.91%		4.77%	3.23%

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.
(c)	A zero amount may reflect amounts rounding to less than one cent.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$201,672
Repurchase agreements, at value	64,028
Cash	305
Receivable for Portfolio shares sold	2
Interest receivable	143
Other assets	69
266,219

Liabilities:
Accrued related party fees	$66
Payable for Portfolio shares redeemed	26
92

Net Assets	$266,127

Net Assets Consist of:
Paid in capital	$266,109
Accumulated undistributed net realized gain	18
$266,127

Net Assets:
Institutional Class	$210,746
Administrative Class	55,381

Shares Issued and Outstanding:
Institutional Class	210,736
Administrative Class	55,371

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$201,672
Cost of Repurchase Agreements Owned	$64,028

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$1,162
Total Income	1,162

Expenses:
Investment advisory fees	335
Supervisory and administrative fees	559
Servicing fees – Administrative Class	90
Trustees' fees	5
Interest expense	9
Recoupment to Manager	7
Miscellaneous expense	77
Total Expenses	1,082
Reimbursement by Manager	(189)
Net Expenses	893

Net Investment Income	269

Net Realized Gain:
Net realized gain on investments	103
Net Gain	103

Net Increase in Net Assets Resulting from Operations	$372

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$269	$7,776
Net realized gain	103	40
Net increase resulting from operations	372	7,816

Distributions to Shareholders:
From net investment income
Institutional Class	(305)	(5,306)
Administrative Class	(67)	(2,506)

Total Distributions	(372)	(7,812)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	28,316	29,799
Administrative Class	30,045	124,727
Issued as reinvestment of distributions
Institutional Class	305	5,306
Administrative Class	67	2,506
Cost of shares redeemed
Institutional Class	(35,244)	(31,619)
Administrative Class	(33,243)	(236,189)
Net (decrease) resulting from Portfolio share transactions	(9,754)	(105,470)

Total (Decrease) in Net Assets	(9,754)	(105,466)

Net Assets:
Beginning of year	275,881	381,347
End of year	$266,127	$275,881

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Money Market Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 5.8%

Bank of Scotland PLC
0.250% due 06/18/2010	$2,000	$1,971

General Electric Capital Corp.
0.260% due 03/12/2010	4,682	4,682

Merrill Lynch & Co., Inc.
2.522% due 05/12/2010	2,600	2,595

Morgan Stanley
0.564% due 01/15/2010	2,450	2,450
4.250% due 05/15/2010	650	658

Wachovia Corp.
4.375% due 06/01/2010	3,000	3,046

Total Corporate Bonds & Notes (Cost $15,402)		15,402

U.S. GOVERNMENT AGENCIES 3.7%

Federal Farm Credit Bank
0.340% due 03/03/2010	5,500	5,500

Freddie Mac
6.875% due 09/15/2010	4,300	4,492

Total U.S. Government Agencies (Cost $9,992)		9,992

SHORT-TERM INSTRUMENTS 90.3%

CERTIFICATES OF DEPOSIT 0.7%

Dexia Credit Local S.A.
0.320% due 02/09/2010	1,000	1,000

Royal Bank of Scotland Group PLC
0.833% due 07/19/2010	1,000	1,000

		2,000

COMMERCIAL PAPER 59.5%

Barclays U.S. Funding LLC
0.675% due 02/12/2010	3,500	3,497
0.710% due 02/05/2010	500	500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Fannie Mae
0.070% due 02/01/2010	$1,500	$1,500
0.080% due 01/27/2010	13,600	13,599
0.100% due 02/04/2010	3,000	3,000
0.448% due 02/22/2010	29,700	29,683

Federal Home Loan Bank
0.050% due 01/22/2010	2,000	2,000
0.076% due 01/27/2010	4,000	4,000
0.095% due 01/13/2010	3,500	3,500
0.230% due 07/09/2010	5,600	5,600
0.520% due 06/01/2010	3,400	3,400
0.710% due 01/27/2010	6,800	6,800
0.790% due 03/11/2010	14,000	14,015
0.880% due 01/04/2010	13,700	13,700

Freddie Mac
0.365% due 03/31/2010	3,800	3,797
0.448% due 01/06/2010	6,900	6,900
0.515% due 01/04/2010	12,500	12,500

Groupe BPCE
0.260% due 02/19/2010	5,500	5,498

Rabobank USA Financial Corp.
0.300% due 02/18/2010	5,600	5,598

Royal Bank of Scotland Group PLC
0.860% due 02/17/2010	1,500	1,498

Societe Generale N.A.
0.435% due 02/12/2010	4,500	4,498

Straight-A Funding LLC
0.200% due 02/08/2010	8,200	8,198

Svenska Handelsbanken AB
0.185% due 02/26/2010	5,000	4,999

		158,280

REPURCHASE AGREEMENTS 24.1%

Barclays Capital, Inc.
0.000% due 01/04/2010	26,600	26,600
(Dated 12/31/2009. Collateralized by Freddie Mac 0.110% due 11/09/2011 valued at $27,409. Repurchase proceeds are $26,600.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

Citigroup Global Markets, Inc.
0.010% due 01/04/2010	$26,600	$26,600
(Dated 12/31/2009. Collateralized by Fannie Mae 4.000% due 04/01/2024 valued at $27,095. Repurchase proceeds are $26,600.)

JPMorgan Chase Bank N.A.
0.000% due 01/04/2010	10,300	10,300
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $10,530. Repurchase proceeds are $10,300.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	528	528
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $540. Repurchase proceeds are $528.)

		64,028

U.S. TREASURY BILLS 6.0%
0.056% due 03/04/2010	16,000	15,998

Total Short-Term Instruments (Cost $240,306)		240,306

Total Investments 99.8% (Cost $265,700)		$265,700

Other Assets and Liabilities (Net) 0.2%		427

Net Assets 100.0%		$266,127

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$15,402	$0	$15,402
U.S. Government Agencies	0	9,992	0	9,992
Short-Term Instruments	0	240,306	0	240,306

Investments, at value	$0	$265,700	$0	$265,700

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	December 31, 2009	9

Notes to Financial Statements

1.  ORGANIZATION

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the

10	PIMCO Variable Insurance Trust

December 31, 2009

Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Annual Report	December 31, 2009	11

Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

5.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any service fees applicable to a class of the Portfolio; (ii) second, to the extent necessary, the Portfolio’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2009, the recoverable amount to PIMCO was $108,273.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

6.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 5 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure

12	PIMCO Variable Insurance Trust

December 31, 2009

that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$4,406

7.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	28,316	$28,316	29,799	$29,799
Administrative Class	30,045	30,045	124,727	124,727
Issued as reinvestment of distributions
Institutional Class	305	305	5,305	5,306
Administrative Class	67	67	2,506	2,506
Cost of shares redeemed
Institutional Class	(35,244)	(35,244)	(31,619)	(31,619)
Administrative Class	(33,243)	(33,243)	(236,189)	(236,189)
Net (decrease) resulting from Portfolio share transactions	(9,754)	$(9,754)	(105,471)	$(105,470)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	94
Administrative Class	2	100

9.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official

Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

10.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	13

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from

2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$18	$0	$0	$0	$0	$0

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$265,700	$0	$0	$0

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (1)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$372	$0	$0
12/31/2008	7,812	0	0

(1)	Includes short-term capital gains, if any, distributed.

11.  TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Portfolio participated in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) for the period ended December 31, 2009. The Program insured shares held by money market fund investors as of the close of business September 19, 2008 against loss in the event that a money market fund’s net asset value per share fell below $0.995. Following such an occurrence by a fund participating in the Program, shareholders as of September 19, 2008 would receive $1.00 per share upon liquidation of the fund. Shares acquired by investors after September 19, 2008 were not eligible for protection under the Program, except in certain circumstances. Guarantee payments under the Program did not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment.

The Program was designed to address temporary dislocations and to support ongoing stability in the credit markets. The Program expired on September 18, 2009. Participation in the Program extension (i.e., until September 18, 2009) required a payment to the U.S. Department of the Treasury. The Portfolio paid the Guarantee payment of $77,330 during the period ended December 31, 2009 which was recorded as a component of miscellaneous expense on the Statement of Operations.

12.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	15

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

16	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	17

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	19

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

20	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and after asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations	57.5%
Corporate Bonds & Notes	22.8%
Short-Term Instruments	6.4%
Asset-Backed Securities	4.9%
Mortgage-Backed Securities	3.4%
Other	5.0%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	10 Years	Class Inception (09/30/99)
PIMCO Real Return Portfolio Administrative Class	18.36%	4.59%	8.13%	7.92%
Barclays Capital U.S. TIPS Index±	11.41%	4.63%	7.70%	7.50%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.71% for Administrative Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,080.29	$1,021.83
Expenses Paid During Period†	$3.51	$3.41

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. corporate securities benefited performance as spreads over U.S Treasuries decreased during the reporting period.

»	Positioning for a steeper nominal yield curve in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

»	Positioning for a steeper nominal yield curve in Europe benefited performance as the 30-year Euro Government Bond yield increased and the two-year Euro Government Bond yield decreased.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads narrowed.

»	An overweight to total U.S. duration, or sensitivity to changes in market interest rates, detracted from performance as nominal interest rates rose during the reporting period.

»	An underweight to inflation-linked bonds (“ILBs”) versus nominal bonds in Europe detracted from performance as ILBs outperformed their nominal counterparts.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$11.26	$12.57	$11.93	$12.69	$12.92
Net investment income (a)	0.40	0.45	0.56	0.53	0.36
Net realized/unrealized gain (loss) on investments	1.64	(1.30)	0.67	(0.43)	(0.09)
Total income (loss) from investment operations	2.04	(0.85)	1.23	0.10	0.27
Dividends from net investment income	(0.38)	(0.44)	(0.56)	(0.53)	(0.36)
Distributions from net realized capital gains	(0.48)	(0.02)	(0.03)	(0.33)	(0.14)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.86)	(0.46)	(0.59)	(0.86)	(0.50)
Net asset value end of year	$12.44	$11.26	$12.57	$11.93	$12.69
Total return	18.36%	(7.03)%	10.63%	0.71%	2.09%
Net assets end of year (000s)	$1,747,803	$1,187,217	$1,082,777	$1,033,666	$1,012,042
Ratio of expenses to average net assets	0.72%	0.71%	0.65%	0.65%	0.66%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	3.30%	3.62%	4.69%	4.22%	2.79%
Portfolio turnover rate	689%	1,014%	901%	963%	1,102%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$2,556,421
Investments in Affiliates, at value	111,752
Repurchase agreements, at value	15,275
Cash	1,078
Deposits with counterparty	2
Foreign currency, at value	1,319
Receivable for investments sold	2,157
Receivable for investments sold on a delayed-delivery basis	46,976
Receivable for Portfolio shares sold	4,632
Interest and dividends receivable	14,945
Dividends receivable from Affiliates	10
Swap premiums paid	2,956
Unrealized appreciation on foreign currency contracts	2,163
Unrealized appreciation on swap agreements	2,156
2,761,842

Liabilities:
Payable for investments purchased	$31,397
Payable for investments in Affiliates purchased	10
Payable for investments purchased on a delayed-delivery basis	832,339
Payable for Portfolio shares redeemed	3,067
Written options outstanding	3,296
Deposits from counterparty	3,200
Accrued related party fees	1,097
Variation margin payable	99
Swap premiums received	432
Unrealized depreciation on foreign currency contracts	2,335
Unrealized depreciation on swap agreements	4,173
Other liabilities	777
882,222

Net Assets	$1,879,620

Net Assets Consist of:
Paid in capital	$1,924,215
Undistributed net investment income	19,225
Accumulated undistributed net realized (loss)	(64,202)
Net unrealized appreciation	382
$1,879,620

Net Assets:
Institutional Class	$100,808
Administrative Class	1,747,803
Advisor Class	31,009

Shares Issued and Outstanding:
Institutional Class	8,104
Administrative Class	140,515
Advisor Class	2,493

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.44
Administrative Class	12.44
Advisor Class	12.44

Cost of Investments Owned	$2,554,895
Cost of Investments in Affiliates Owned	$111,752
Cost of Repurchase Agreements Owned	$15,275
Cost of Foreign Currency Held	$1,324
Premiums Received on Written Options	$3,873

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$61,547
Dividends	78
Dividends from Affiliate investments	88
Miscellaneous income	5
Total Income	61,718

Expenses:
Investment advisory fees	3,856
Supervisory and administrative fees	3,856
Servicing fees – Administrative Class	2,150
Distribution and/or servicing fees – Advisor Class	63
Trustees’ fees	28
Interest expense	996
Miscellaneous expense	3
Total Expenses	10,952

Net Investment Income	50,766

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	161,272
Net realized gain on Affiliate investments	64
Net realized (loss) on futures contracts, written options and swaps	(783)
Net realized (loss) on foreign currency transactions	(5,220)
Net change in unrealized appreciation on investments	27,904
Net change in unrealized appreciation on futures contracts, written options and swaps	12,180
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	5,648
Net Gain	201,065

Net Increase in Net Assets Resulting from Operations	$251,831

*Foreign tax withholdings	$16

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$50,766	$50,105
Net realized gain (loss)	155,269	(110,485)
Net realized gain on Affiliate investments	64	0
Net change in unrealized appreciation (depreciation)	45,732	(64,181)
Net increase (decrease) resulting from operations	251,831	(124,561)

Distributions to Shareholders:
From net investment income
Institutional Class	(2,731)	(2,152)
Administrative Class	(43,954)	(45,631)
Advisor Class	(744)	(935)
From net realized capital gains
Institutional Class	(3,737)	(105)
Administrative Class	(64,732)	(1,861)
Advisor Class	(1,128)	(34)

Total Distributions	(117,026)	(50,718)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	28,540	47,376
Administrative Class	751,340	833,470
Advisor Class	18,459	39,984
Issued as reinvestment of distributions
Institutional Class	6,468	2,257
Administrative Class	107,533	46,068
Advisor Class	1,872	969
Cost of shares redeemed
Institutional Class	(9,515)	(16,587)
Administrative Class	(423,482)	(612,120)
Advisor Class	(13,305)	(28,788)
Net increase resulting from Portfolio share transactions	467,910	312,629

Total Increase in Net Assets	602,715	137,350

Net Assets:
Beginning of year	1,276,905	1,139,555
End of year*	$1,879,620	$1,276,905

*Including undistributed net investment income of:	$19,225	$187

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 32.5%

BANKING & FINANCE 29.3%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$4,100	$4,380

American Express Bank FSB
0.314% due 07/13/2010	1,000	995
0.361% due 05/29/2012	1,480	1,442

American Express Centurion Bank
0.384% due 06/12/2012	2,100	2,039

American Express Credit Corp.
0.351% due 02/24/2012	2,700	2,640
0.384% due 10/04/2010	5,700	5,686
1.631% due 05/27/2010	1,000	1,004
5.875% due 05/02/2013	300	322

American International Group, Inc.
5.850% due 01/16/2018	1,300	1,068
8.175% due 05/15/2068	4,900	3,271
8.250% due 08/15/2018	1,600	1,504

ANZ National International Ltd.
0.710% due 08/19/2014	4,000	4,041
6.200% due 07/19/2013	3,200	3,448

Bank of America Corp.
0.372% due 08/15/2011	300	296

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,428

Barclays Bank PLC
6.050% due 12/04/2017	2,300	2,344
7.434% due 09/29/2049	700	648

Bear Stearns Cos. LLC
6.950% due 08/10/2012	1,800	2,012

Calabash Re Ltd.
11.344% due 01/08/2010	250	250

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	13,200	13,315

Citigroup Funding, Inc.
1.325% due 05/07/2010	19,300	19,346

Citigroup, Inc.
0.361% due 05/18/2011	1,300	1,278
0.379% due 03/16/2012	3,000	2,893
5.250% due 02/27/2012	3,200	3,308
5.300% due 10/17/2012	1,000	1,042
6.500% due 01/18/2011	10,800	11,297

Commonwealth Bank of Australia
0.533% due 09/17/2014	4,900	4,891
0.704% due 07/12/2013	26,600	26,537
0.751% due 06/25/2014	7,100	7,079

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	1,200	1,226

Dexia Credit Local
0.899% due 09/23/2011	2,500	2,522

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,200	1,212
7.800% due 06/01/2012	100	101

Foundation Re II Ltd.
7.022% due 11/26/2010	800	793

General Electric Capital Corp.
0.253% due 09/21/2012	30,900	30,928
0.253% due 12/21/2012	51,100	51,165

GMAC LLC
6.750% due 12/01/2014	1,600	1,521

Goldman Sachs Group, Inc.
0.351% due 06/28/2010	2,800	2,802
6.600% due 01/15/2012	1,200	1,305

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCP, Inc.
6.700% due 01/30/2018	$3,000	$2,915

HSBC Finance Corp.
0.334% due 03/12/2010	2,000	1,999
0.485% due 08/09/2011	7,900	7,751
0.552% due 04/24/2012	3,000	2,895
0.634% due 07/19/2012	800	772
5.700% due 06/01/2011	4,550	4,755
6.750% due 05/15/2011	1,925	2,035

International Lease Finance Corp.
6.625% due 11/15/2013	900	725

JPMorgan Chase & Co.
0.454% due 01/17/2011	4,200	4,200
5.375% due 10/01/2012	800	866

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	1,900	404
7.000% due 09/27/2027 (a)	100	20

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	987

Longpoint Re Ltd.
5.504% due 11/08/2011	1,100	1,104

Macquarie Bank Ltd.
4.100% due 12/17/2013	9,000	9,466

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	4,000	4,178

Merna Reinsurance Ltd.
0.901% due 07/07/2010	4,200	4,120

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	6,900	6,777
0.485% due 06/05/2012	1,000	971
6.050% due 08/15/2012	11,900	12,755

Metropolitan Life Global Funding I
0.312% due 05/17/2010	4,940	4,935
1.378% due 09/17/2012	8,900	8,949

Morgan Stanley
0.490% due 04/19/2012	1,000	972
0.534% due 01/18/2011	3,000	2,987
0.534% due 01/09/2012	14,065	13,913
0.584% due 01/09/2014	8,600	8,219
0.764% due 10/15/2015	1,700	1,597
6.750% due 04/15/2011	4,200	4,451

Pricoa Global Funding I
0.381% due 06/26/2012	15,100	14,630

ProLogis
6.625% due 05/15/2018	1,500	1,425

Prudential Financial, Inc.
0.660% due 06/10/2013	2,000	1,889

Royal Bank of Scotland Group PLC
0.514% due 03/30/2012	26,200	26,136
1.183% due 04/23/2012	700	708
1.450% due 10/20/2011	47,400	47,315

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,700	2,430

Sovereign Bancorp, Inc.
4.900% due 09/23/2010	6,570	6,710

Svenska Handelsbanken AB
1.254% due 09/14/2012	7,400	7,368

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	2,400	2,585

UBS AG
1.198% due 05/05/2010	7,700	7,710
1.501% due 09/29/2011	4,200	4,192

US Central Federal Credit Union
1.900% due 10/19/2012	10,800	10,799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vita Capital III Ltd.
1.410% due 01/01/2012	$700	$654

Vita Capital Ltd.
1.190% due 01/04/2010	300	300

Wachovia Bank N.A.
0.327% due 12/02/2010	2,400	2,401

Wachovia Corp.
0.413% due 04/23/2012	18,740	18,491
0.414% due 10/15/2011	2,900	2,869

Wells Fargo & Co.
4.375% due 01/31/2013	1,600	1,663

Western Corporate Federal Credit Union
1.750% due 11/02/2012	9,900	9,862

Westpac Banking Corp.
0.444% due 12/14/2012	34,000	33,990
0.536% due 09/10/2014	1,100	1,103
2.700% due 12/09/2014	5,100	4,981

		550,308

INDUSTRIALS 2.6%

Alcoa, Inc.
6.750% due 07/15/2018	3,000	3,065

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	1,300	1,353

Cardinal Health, Inc.
6.000% due 06/15/2017	1,000	1,020

CIGNA Corp.
6.350% due 03/15/2018	2,000	2,017

DISH DBS Corp.
7.000% due 10/01/2013	5,000	5,169

Dow Chemical Co.
2.525% due 08/08/2011	6,500	6,618
4.850% due 08/15/2012	1,700	1,788

Gaz Capital S.A.
7.343% due 04/11/2013	500	525

Marriott International, Inc.
6.375% due 06/15/2017	5,000	5,136

Masco Corp.
6.125% due 10/03/2016	1,500	1,431

PACCAR, Inc.
1.428% due 09/14/2012	6,200	6,283

Rexam PLC
6.750% due 06/01/2013	1,200	1,276

Roche Holdings, Inc.
2.262% due 02/25/2011	3,000	3,064

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,500	1,625

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	1,008

UST, Inc.
6.625% due 07/15/2012	2,500	2,706

Waste Management, Inc.
6.100% due 03/15/2018	3,200	3,409

Xstrata Canada Corp.
7.350% due 06/05/2012	1,000	1,075

		48,568

UTILITIES 0.6%

American Electric Power Co., Inc.
5.250% due 06/01/2015	800	830

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
0.378% due 02/05/2010	$2,800	$2,801

Public Service Electric & Gas Co.
1.129% due 03/12/2010	900	901

Sempra Energy
6.150% due 06/15/2018	1,000	1,063

Verizon Wireless Capital LLC
2.869% due 05/20/2011	6,300	6,516

		12,111

Total Corporate Bonds & Notes (Cost $608,969)		610,987

MUNICIPAL BONDS & NOTES 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	445

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	697

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	385	390

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	1,100	1,100

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,055	844

Total Municipal Bonds & Notes (Cost $3,923)		3,476

U.S. GOVERNMENT AGENCIES 4.5%

Fannie Mae
0.291% due 12/25/2036	343	329
0.381% due 08/25/2034	196	180
0.431% due 10/27/2037	5,900	5,605
0.581% due 05/25/2042	212	192
1.031% due 02/25/2036	3,196	3,187
1.832% due 06/01/2043 - 09/01/2044	5,660	5,645
2.998% due 11/01/2034	2,934	3,028
3.419% due 07/01/2035	382	392
3.855% due 05/25/2035	1,760	1,747
4.070% due 11/01/2024	15	15
4.389% due 01/01/2035	487	499
4.585% due 12/01/2036	3,127	3,229
5.272% due 10/01/2035	1,347	1,418
5.950% due 02/25/2044	459	492

Freddie Mac
0.141% due 02/01/2011	5,264	5,262
0.383% due 07/15/2019 - 10/15/2020	10,448	10,310
0.463% due 02/15/2019	812	813
0.491% due 08/25/2031	112	102
0.583% due 12/15/2030	239	239
1.832% due 10/25/2044 - 02/25/2045	9,230	8,751
2.920% due 01/01/2034	259	260
3.734% due 08/01/2036	444	460
4.700% due 06/01/2035	4,758	4,911
5.000% due 02/15/2020	1,785	1,856
5.432% due 12/01/2035	993	1,047
5.500% due 05/15/2016	1,392	1,407

Ginnie Mae
0.533% due 03/20/2037	20,070	19,689

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.902% due 02/10/2018	$901	$986
6.020% due 08/01/2028	2,916	3,183

Total U.S. Government Agencies (Cost $85,104)		85,234

U.S. TREASURY OBLIGATIONS 82.0%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013 (i)	10,023	10,205
1.250% due 04/15/2014	25,947	26,849
1.375% due 07/15/2018	10,928	10,967
1.625% due 01/15/2015	23,776	24,757
1.625% due 01/15/2018	18,781	19,255
1.750% due 01/15/2028	89,011	85,575
1.875% due 07/15/2013	27,073	28,547
1.875% due 07/15/2015	116,180	122,561
1.875% due 07/15/2019	27,844	28,945
2.000% due 04/15/2012	47,942	50,159
2.000% due 01/15/2014 (i)	52,650	55,744
2.000% due 07/15/2014	108,965	115,571
2.000% due 01/15/2016	57,076	60,344
2.000% due 01/15/2026	84,312	84,885
2.125% due 01/15/2019	44,204	46,946
2.375% due 04/15/2011	65,024	67,026
2.375% due 01/15/2017	67,063	72,517
2.375% due 01/15/2025	70,019	74,056
2.375% due 01/15/2027	62,821	66,266
2.500% due 07/15/2016	72,795	79,363
2.500% due 01/15/2029	39,874	42,868
2.625% due 07/15/2017	49,234	54,207
3.000% due 07/15/2012	78,717	84,731
3.375% due 01/15/2012	11,931	12,776
3.375% due 04/15/2032	1,218	1,510
3.500% due 01/15/2011	869	903
3.625% due 04/15/2028	76,540	94,796
3.875% due 04/15/2029	92,321	119,087

Total U.S. Treasury Obligations (Cost $1,525,985)		1,541,416

MORTGAGE-BACKED SECURITIES 4.9%

American Home Mortgage Investment Trust
5.660% due 09/25/2045	960	758

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	420	355

Banc of America Funding Corp.
4.531% due 02/20/2036	2,231	1,928
6.086% due 01/20/2047	1,074	759

Banc of America Large Loan, Inc.
0.743% due 08/15/2029	5,014	4,431

Banc of America Mortgage Securities, Inc.
5.207% due 11/25/2034	441	385
5.404% due 02/25/2036	1,773	1,360
6.500% due 09/25/2033	85	86

BCAP LLC Trust
0.401% due 01/25/2037	1,141	545

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035	455	408
2.530% due 08/25/2035	958	837
2.560% due 08/25/2035	753	663
2.940% due 03/25/2035	1,385	1,214
3.562% due 01/25/2035	5,068	4,427
4.991% due 01/25/2035	1,456	1,247

Bear Stearns Alt-A Trust
5.378% due 09/25/2035	3,973	2,663
5.673% due 03/25/2036	1,281	626

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	$3,683	$2,275

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	91	81

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	544	483
2.990% due 12/25/2035	127	112
4.098% due 08/25/2035	136	111
4.248% due 08/25/2035	595	531
4.700% due 12/25/2035	2,931	2,612
5.978% due 09/25/2037	4,652	3,263

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	200	180

Countrywide Alternative Loan Trust
0.313% due 09/20/2046	68	67
0.411% due 05/25/2047	367	184
0.413% due 02/20/2047	1,079	504
0.421% due 09/25/2046	13,102	6,248
0.511% due 12/25/2035	76	46
1.544% due 12/25/2035	378	203
6.000% due 01/25/2037	645	426

Countrywide Home Loan Mortgage Pass-Through Trust
0.571% due 06/25/2035	479	422
3.755% due 11/19/2033	126	117
5.749% due 05/20/2036	373	207

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	178	179

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.331% due 10/25/2036	71	63

First Horizon Alternative Mortgage Securities
2.596% due 06/25/2034	639	505

First Horizon Asset Securities, Inc.
5.377% due 08/25/2035	1,502	1,297

GE Capital Commercial Mortgage Corp.
4.170% due 07/10/2037	121	122
4.229% due 12/10/2037	2,504	2,533

Greenpoint Mortgage Funding Trust
0.311% due 10/25/2046	254	230
0.311% due 01/25/2047	2,288	1,986
0.451% due 06/25/2045	641	333
0.501% due 11/25/2045	361	203

Greenwich Capital Commercial Funding Corp.
4.755% due 06/10/2036	3,435	3,450

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	183	174

GSR Mortgage Loan Trust
3.336% due 09/25/2035	1,628	1,414

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	186	96

Impac Secured Assets CMN Owner Trust
0.311% due 01/25/2037	90	50

Indymac Index Mortgage Loan Trust
0.321% due 11/25/2046	203	191
2.965% due 12/25/2034	429	297

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	310	293
5.794% due 02/12/2051	1,300	1,137

JPMorgan Mortgage Trust
5.004% due 07/25/2035	2,202	2,000
5.022% due 02/25/2035	3,021	2,779

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	300	287
5.424% due 02/15/2040	225	187

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.313% due 09/15/2021	$326	$304

MASTR Adjustable Rate Mortgages Trust
3.096% due 11/21/2034	700	569

Mellon Residential Funding Corp.
0.583% due 11/15/2031	721	681
0.673% due 12/15/2030	657	592

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	200	170

Merrill Lynch Floating Trust
0.303% due 06/15/2022	166	150

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	2,006	1,377

MLCC Mortgage Investors, Inc.
0.481% due 11/25/2035	879	581
1.231% due 10/25/2035	526	431
4.250% due 10/25/2035	3,133	2,721

Morgan Stanley Capital I
0.294% due 10/15/2020	241	213
5.880% due 06/11/2049	600	536

Morgan Stanley Mortgage Loan Trust
5.355% due 06/25/2036	1,909	1,755

Opteum Mortgage Acceptance Corp.
0.491% due 07/25/2035	224	177

Residential Accredit Loans, Inc.
0.531% due 08/25/2035	263	137

Residential Asset Securitization Trust
6.500% due 08/25/2036	1,000	595

Securitized Asset Sales, Inc.
3.848% due 11/26/2023	8	7

Sequoia Mortgage Trust
0.583% due 10/19/2026	219	164

Structured Adjustable Rate Mortgage Loan Trust
0.471% due 06/25/2035	237	171
1.881% due 01/25/2035	263	125
3.586% due 02/25/2034	444	368
5.245% due 08/25/2035	375	261

Structured Asset Mortgage Investments, Inc.
0.301% due 08/25/2036	112	111
0.331% due 09/25/2047	930	878
0.421% due 06/25/2036	204	106
0.441% due 04/25/2036	868	498
0.483% due 07/19/2035	2,554	2,008
0.893% due 10/19/2034	170	135

Structured Asset Securities Corp.
0.281% due 05/25/2036	10	10
3.716% due 10/25/2035	266	219

TBW Mortgage-Backed Pass-Through Certificates
0.331% due 09/25/2036	2	2
0.341% due 01/25/2037	257	227

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	4,761	4,580
0.351% due 10/25/2046	1,443	1,415

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	599	502
0.323% due 09/15/2021	797	680
5.418% due 01/15/2045	410	393

WaMu Mortgage Pass-Through Certificates
0.491% due 11/25/2045	390	280
0.521% due 10/25/2045	2,366	1,698
1.274% due 01/25/2047	1,515	923
1.354% due 12/25/2046	198	110
1.544% due 02/25/2046	320	182

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.744% due 11/25/2042	$50	$33
2.044% due 11/25/2046	217	143
2.772% due 07/25/2046	1,410	915
6.038% due 10/25/2036	3,094	2,527

Wells Fargo Mortgage-Backed Securities Trust
3.104% due 09/25/2034	339	314
4.721% due 07/25/2034	35	35

Total Mortgage-Backed Securities (Cost $105,983)		91,585

ASSET-BACKED SECURITIES 7.1%

Access Group, Inc.
1.582% due 10/27/2025	14,421	14,844

ACE Securities Corp.
0.281% due 12/25/2036	97	80

American Express Credit Account Master Trust
0.233% due 01/15/2013	2,200	2,196
1.183% due 08/15/2012	10,300	10,302

Asset-Backed Funding Certificates
0.291% due 11/25/2036	10	10
0.291% due 01/25/2037	786	757
0.581% due 06/25/2034	1,524	1,084

Bank of America Auto Trust
1.700% due 12/15/2011	13,000	13,068

Bear Stearns Asset-Backed Securities Trust
0.281% due 11/25/2036	36	33
0.561% due 01/25/2036	22	21
0.681% due 03/25/2043	26	25
0.891% due 10/25/2032	37	32

Capital Auto Receivables Asset Trust
1.193% due 12/15/2010	3,139	3,140

Carrington Mortgage Loan Trust
0.281% due 01/25/2037	296	282

Chase Issuance Trust
0.233% due 07/16/2012	7,100	7,092
0.683% due 09/17/2012	7,300	7,310

Citigroup Mortgage Loan Trust, Inc.
0.311% due 01/25/2037	682	397

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	263	258
0.281% due 05/25/2047	88	85
0.281% due 06/25/2047	882	844
0.301% due 06/25/2047	1,810	1,706
0.341% due 10/25/2046	143	139

Credit-Based Asset Servicing & Securitization LLC
0.291% due 11/25/2036	649	463

Equity One Asset-Backed Securities, Inc.
0.531% due 04/25/2034	96	60

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036	436	426

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	1,890	1,891
1.653% due 06/15/2012	18,200	18,325
2.000% due 12/15/2011	1,700	1,710

Fremont Home Loan Trust
0.281% due 10/25/2036	17	15
0.291% due 01/25/2037	147	103

GSAMP Trust
0.271% due 10/25/2046	4	4
0.301% due 10/25/2036	6	5
0.301% due 12/25/2036	367	233

Honda Auto Receivables Owner Trust
1.500% due 08/15/2011	700	704

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.281% due 10/25/2036	$72	$47
0.281% due 12/25/2036	1,114	842

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	105	104

JPMorgan Mortgage Acquisition Corp.
0.281% due 07/25/2036	44	43
0.281% due 08/25/2036	19	18
0.281% due 10/25/2036	812	750
0.304% due 11/25/2036	10	9

Lehman XS Trust
0.311% due 11/25/2046	223	221

Long Beach Mortgage Loan Trust
0.271% due 11/25/2036	1	1
0.411% due 08/25/2035	3	3

MASTR Asset-Backed Securities Trust
0.271% due 08/25/2036	3	3
0.291% due 11/25/2036	280	278

MBNA Credit Card Master Note Trust
4.500% due 01/15/2013	5,800	5,918

Merrill Lynch Mortgage Investors, Inc.
0.301% due 07/25/2037	77	74
0.311% due 09/25/2037	33	9
0.351% due 02/25/2037	949	560

Morgan Stanley ABS Capital I
0.271% due 10/25/2036	100	97
0.281% due 09/25/2036	37	36
0.281% due 10/25/2036	26	26

Morgan Stanley IXIS Real Estate Capital Trust
0.281% due 11/25/2036	202	198

Nationstar Home Equity Loan Trust
0.351% due 04/25/2037	506	469

Nomura Asset Acceptance Corp.
0.371% due 01/25/2036	2	2

Park Place Securities, Inc.
0.491% due 09/25/2035	31	25

Renaissance Home Equity Loan Trust
0.991% due 12/25/2032	65	42

Securitized Asset-Backed Receivables LLC Trust
0.281% due 09/25/2036	6	6
0.291% due 12/25/2036	544	260

SLM Student Loan Trust
0.272% due 07/25/2017	66	66
0.282% due 04/25/2017	376	376
0.322% due 04/25/2019	8,800	8,402
0.392% due 04/25/2017	413	409
0.732% due 01/25/2017	1,500	1,497
1.782% due 04/25/2023	21,706	22,591

Soundview Home Equity Loan Trust
0.291% due 11/25/2036	103	55
1.031% due 10/25/2037	233	227

Structured Asset Investment Loan Trust
0.281% due 07/25/2036	18	17

Structured Asset Securities Corp.
0.281% due 10/25/2036	181	172
4.900% due 04/25/2035	980	651

Truman Capital Mortgage Loan Trust
0.571% due 01/25/2034	9	9

WaMu Asset-Backed Certificates
0.281% due 01/25/2037	215	161

Wells Fargo Home Equity Trust
0.481% due 12/25/2035	110	106

Total Asset-Backed Securities (Cost $132,932)		132,424

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.2%

Colombia Government International Bond
10.000% due 01/23/2012		$350	$404

Export-Import Bank of Korea
0.504% due 10/04/2011		1,600	1,603

Societe Financement de l’Economie Francaise
0.484% due 07/16/2012		19,200	19,320
2.125% due 01/30/2012		700	710

Total Sovereign Issues (Cost $21,853)			22,037

FOREIGN CURRENCY-DENOMINATED ISSUES 1.2%

Green Valley Ltd.
4.343% due 01/10/2011	EUR	500	695

ING Bank Australia Ltd.
4.850% due 06/24/2014	AUD	800	723

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)	EUR	1,750	442
5.316% due 04/05/2011 (a)		23	6

Morgan Stanley
1.048% due 03/01/2013		1,800	2,458

Republic of Germany
3.750% due 01/04/2015		7,100	10,757

Royal Bank of Scotland Group PLC
0.974% due 01/30/2017		7,000	7,810

Total Foreign Currency-Denominated Issues (Cost $23,698)			22,891

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049	800	$734

Total Convertible Preferred Securities (Cost $800)		734

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.2%

CERTIFICATES OF DEPOSIT 1.9%

Barclays Bank PLC
1.071% due 03/22/2011	$20,800	20,788

Sao Paolo IMI NY
0.897% due 06/09/2010	14,000	14,000

		34,788

REPURCHASE AGREEMENTS 0.8%

Barclays Capital, Inc.
0.010% due 01/04/2010	400	400
(Dated 12/31/2009. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% due 04/15/2010 valued at $412. Repurchase proceeds are $400.)
0.080% due 01/11/2010	13,000	13,000
(Dated 12/30/2009. Collateralized by U.S. Treasury Inflation Protected Securities 3.875% due 04/15/2029 valued at $13,468. Repurchase proceeds are $13,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.005% due 01/04/2010	$1,875	$1,875
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $1,915. Repurchase proceeds are $1,875.)

		15,275

U.S. CASH MANAGEMENT BILLS 0.1%
0.143% due 04/01/2010	1,210	1,210

U.S. TREASURY BILLS 0.5%
0.101% due 03/11/2010 - 03/25/2010 (b)(e)(f)(g)	9,640	9,639

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 5.9%
	11,161,766	111,752

Total Short-Term Instruments (Cost $172,675)		172,664

Total Investments 142.8% (Cost $2,681,922)		$2,683,448

Written Options (k) (0.2%) (Premiums $3,873)		(3,296)

Other Assets and Liabilities (Net) (42.6%)		(800,532)

Net Assets 100.0%		$1,879,620

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $1,280 have been pledged as collateral for foreign currency contracts on December 31, 2009.
(f)	Securities with an aggregate market value of $2,960 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(g)	Securities with an aggregate market value of $5,290 have been pledged as collateral for delayed-delivery securities on December 31, 2009.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $287,803 at a weighted average interest rate of 0.423%. On December 31, 2009, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $1,496 and cash of $2 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2010	61	$131
90-Day Eurodollar June Futures	Long	06/2010	311	420
90-Day Eurodollar March Futures	Long	03/2010	484	776
Euro-Bobl March Futures	Long	03/2010	222	(344)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	38	(89)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	178	352

				$1,246

(j)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Electric Power Co., Inc.	MSC	(0.470%	)	06/20/2015	0.527%	$800	$2	$0	$2
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.588%	1,300	6	0	6
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.553%	1,000	(3)	0	(3)
CIGNA Corp.	MSC	(1.210%	)	03/20/2018	1.224%	2,000	1	0	1

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	1.965%		$1,200	$(76)	$0	$(76)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	1.965%		1,500	(96)	0	(96)
DISH DBS Corp.	MLP	(3.650%	)	12/20/2013	1.965%		2,300	(146)	0	(146)
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.676%		3,000	(250)	0	(250)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	8.976%		900	189	0	189
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.669%		1,000	10	0	10
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	0.900%		5,000	(274)	0	(274)
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.708%		2,000	(13)	0	(13)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.708%		2,000	11	0	11
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.135%		1,500	19	0	19
ProLogis	MSC	(1.320%	)	06/20/2018	2.658%		1,500	128	0	128
Rexam PLC	BCLY	(1.450%	)	06/20/2013	1.011%		1,200	(18)	0	(18)
Royal Bank of Scotland PLC	UBS	(1.000%	)	03/20/2017	4.022%	EUR	5,800	1,420	717	703
Sempra Energy	DUB	(0.670%	)	06/20/2018	0.630%		$1,000	(3)	0	(3)
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	0.497%		1,500	(23)	0	(23)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.856%		1,000	24	0	24
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.107%		2,500	(16)	0	(16)
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	0.690%		3,200	(24)	0	(24)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.529%		1,000	(10)	0	(10)

								$858	$717	$141

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
GMAC, Inc.	GSC	3.400%	06/20/2011	3.677%	$700	$(1)	$0	$(1)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$8,178	$(72)	$394	$(466)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	11,844	(104)	570	(674)
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	3,666	(32)	197	(229)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	9,682	(86)	587	(673)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	22,915	(184)	468	(652)

						$(478)	$2,216	$(2,694)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	2,500	$135	$0	$135
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		2,500	138	(7)	145
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		3,700	216	4	212
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	3,000	47	9	38
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		12,500	(337)	(222)	(115)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		18,400	(310)	(4)	(306)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		14,400	(214)	(125)	(89)

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Real Return Portfolio  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP	BRL	8,500	$147	$(35)	$182
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		5,200	90	(15)	105
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		400	17	2	15
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,200	96	4	92
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY	EUR	2,100	117	(22)	139
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		2,300	(14)	2	(16)

							$128	$(409)	$537

(k)	Written options outstanding on December 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$18,700	$168	$6
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	18,700	101	309
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	12,100	173	22
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	12,100	92	229
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	35,000	346	64
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	5,000	46	9
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	17,800	140	32
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	23,100	221	438
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	7,900	100	14
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	13,600	111	258
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	32,100	334	58
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	32,100	327	609
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	13,000	140	34
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	42
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	7,000	58	21
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	15,000	85	2
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	17,300	173	6
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	17,000	81	281
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	10,300	85	10
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	10,300	44	113
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	3,700	24	20
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	10,700	134	19
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	25,700	230	487
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	17,100	135	51
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	18,000	289	127
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	6,300	43	35

							$3,873	$3,296

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	90	$ 68,300	$1,496
Sales	1,950	899,200	7,763
Closing Buys	(1,558)	(525,400)	(5,113)
Expirations	(482)	(36,500)	(273)
Exercised	0	0	0

Balance at 12/31/2009	0	$ 405,600	$3,873

(l)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	326	01/2010	RBS	$10	$0	$10
Buy	BRL	915	02/2010	CITI	22	0	22
Sell	CHF	910	03/2010	CITI	0	(4)	(4)
Buy	CNY	5,905	03/2010	BCLY	0	(6)	(6)
Sell		3,257	03/2010	BCLY	2	0	2
Buy		3,644	03/2010	BOA	0	(3)	(3)
Buy		2,997	03/2010	CITI	0	(4)	(4)
Sell		5,279	03/2010	CITI	4	0	4
Buy		12,028	03/2010	DUB	0	(19)	(19)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	13,567	03/2010	DUB	$9	$0	$9
Buy		2,884	03/2010	HSBC	0	(3)	(3)
Buy		27	03/2010	JPM	0	0	0
Sell		5,381	03/2010	MSC	4	0	4
Buy		15,777	06/2010	BCLY	0	(3)	(3)
Buy		6,610	06/2010	CITI	1	0	1
Buy		2,841	06/2010	DUB	0	(1)	(1)
Buy		20,536	06/2010	HSBC	0	(4)	(4)
Buy		3,184	11/2010	BCLY	0	(4)	(4)
Buy		5,161	11/2010	CITI	0	(7)	(7)
Buy		13,312	11/2010	DUB	0	(21)	(21)
Buy		5,247	11/2010	MSC	0	(9)	(9)
Buy	EUR	5,266	01/2010	RBC	0	(98)	(98)
Sell		7,855	01/2010	RBC	0	(35)	(35)
Sell		15,138	03/2010	GSC	290	0	290
Buy	GBP	534	01/2010	CITI	0	(26)	(26)
Buy		850	01/2010	GSC	5	0	5
Sell		1,643	01/2010	RBS	32	0	32
Sell	JPY	3,510,215	01/2010	BNP	1,417	0	1,417
Buy		2,942,684	01/2010	CSFB	0	(1,741)	(1,741)
Buy		537,398	01/2010	RBS	0	(211)	(211)
Buy	KRW	5,745,760	02/2010	CITI	108	0	108
Buy		3,853,700	02/2010	DUB	56	0	56
Buy		2,084,250	02/2010	JPM	38	0	38
Buy		209,000	07/2010	BCLY	2	0	2
Buy		1,857,876	07/2010	DUB	33	0	33
Buy		3,798,400	07/2010	JPM	35	0	35
Buy		344,352	07/2010	MSC	2	0	2
Buy		824,245	08/2010	MSC	1	0	1
Buy		370,670	11/2010	BCLY	0	(2)	(2)
Buy		202,627	11/2010	CITI	0	(2)	(2)
Buy	MXN	31,925	04/2010	BOA	64	0	64
Buy		23,603	04/2010	DUB	0	(19)	(19)
Buy		160,068	04/2010	RBS	28	0	28
Sell	MYR	42	02/2010	BCLY	0	0	0
Sell		4	02/2010	CITI	0	0	0
Sell		62	02/2010	DUB	0	0	0
Sell		20	02/2010	JPM	0	0	0
Sell		13	06/2010	MSC	0	0	0
Buy	PHP	2,834	04/2010	DUB	0	0	0
Buy	SGD	9,737	02/2010	CITI	0	(72)	(72)
Buy		6,973	02/2010	GSC	0	(38)	(38)
Buy		417	02/2010	HSBC	0	(3)	(3)

					$2,163	$(2,335)	$(172)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$610,987	$0	$610,987
U.S. Treasury Obligations	0	1,541,416	0	1,541,416
Asset-Backed Securities	0	132,424	0	132,424
Short-Term Instruments	111,752	60,912	0	172,664
Other Investments +++	734	219,618	5,605	225,957

Investments, at value	$112,486	$2,565,357	$5,605	$2,683,448
Financial Derivative Instruments ++++	$1,246	$(5,485)	$0	$(4,239)

Total	$113,732	$2,559,872	$5,605	$2,679,209

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments Real Return Portfolio (Cont.)	December 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Other Investments +++	$0	$0	$23	$0	$563	$5,019	$5,605	$563

Financial Derivative Instruments ++++	$3,483	$0	$0	$0	$(2,991)	$(492)	$0	$0

Total	$3,483	$0	$23	$0	$(2,428)	$4,527	$5,605	$563

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$2,163	$0	$0	$0	$2,163
Unrealized appreciation on swap agreements	1,062	0	1,094	0	0	2,156

	$1,062	$2,163	$1,094	$0	$0	$4,319

Liabilities:
Written options outstanding	$3,296	$0	$0	$0	$0	$3,296
Variation margin payable ^^	99	0	0	0	0	99
Unrealized depreciation on foreign currency contracts	0	2,335	0	0	0	2,335
Unrealized depreciation on swap agreements	525	0	3,648	0	0	4,173

	$3,920	$2,335	$3,648	$0	$0	$9,903

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$236	$0	$0	$0	$0	$236
Net realized gain (loss) on futures contracts, written options and swaps	(4,118)	0	3,335	0	0	(783)
Net realized (loss) on foreign currency transactions	0	(5,241)	0	0	0	(5,241)

	$(3,882)	$(5,241)	$3,335	$0	$0	$(5,788)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(231)	$0	$0	$0	$0	$(231)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	27,797	0	(15,617)	0	0	12,180
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	4,740	0	0	0	4,740

	$27,566	$4,740	$(15,617)	$0	$0	$16,689

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,246 as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are

18	PIMCO Variable Insurance Trust

December 31, 2009

secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

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December 31, 2009

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the

22	PIMCO Variable Insurance Trust

December 31, 2009

Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with

Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$1,500,988	$1,389,300	$0	$111,752	$88	$64

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$14,355,558	$14,796,043	$2,512,306	$2,018,860

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,344	$28,540	3,770	$47,376
Administrative Class	61,433	751,340	65,795	833,470
Advisor Class	1,506	18,459	3,127	39,984
Issued as reinvestment of distributions
Institutional Class	522	6,468	186	2,257
Administrative Class	8,691	107,533	3,757	46,068
Advisor Class	151	1,872	79	969
Cost of shares redeemed
Institutional Class	(799)	(9,515)	(1,363)	(16,587)
Administrative Class	(35,074)	(423,482)	(50,219)	(612,120)
Advisor Class	(1,095)	(13,305)	(2,347)	(28,788)
Net increase resulting from Portfolio share transactions	37,679	$467,910	22,785	$312,629

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December 31, 2009

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	97
Administrative Class	5	64
Advisor Class	6	91

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral
$19,243	$0	$(35,227)	$(1,504)	$(27,107)	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$0	$27,107

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$2,716,644	$32,561	$(65,757)	$(33,196)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$114,443	$2,583	$0
12/31/2008	50,718	0	0

(5)	Includes short-term capital gains, if any, distributed.

13. SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	USD	United States Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso
EUR	Euro	MYR	Malaysian Ringgit

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.16%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

34	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and after asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Treasury Obligations	57.5%
Corporate Bonds & Notes	22.8%
Short-Term Instruments	6.4%
Asset-Backed Securities	4.9%
Mortgage-Backed Securities	3.4%
Other	5.0%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (04/10/00)
PIMCO Real Return Portfolio Institutional Class	18.54%	4.75%	7.98%
Barclays Capital U.S. TIPS Index±	11.41%	4.63%	7.43%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.57% for Institutional Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,081.12	$1,022.58
Expenses Paid During Period†	$2.73	$2.65

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. corporate securities benefited performance as spreads over U.S Treasuries decreased during the reporting period.

»	Positioning for a steeper nominal yield curve in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

»	Positioning for a steeper nominal yield curve in Europe benefited performance as the 30-year Euro Government Bond yield increased and the two-year Euro Government Bond yield decreased.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads narrowed.

»	An overweight to total U.S. duration, or sensitivity to changes in market interest rates, detracted from performance as nominal interest rates rose during the reporting period.

»	An underweight to inflation-linked bonds (“ILBs”) versus nominal bonds in Europe detracted from performance as ILBs outperformed their nominal counterparts.

4	PIMCO Variable Insurance Trust

Financial Highlights Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Institutional Class
Net asset value beginning of year	$11.26	$12.57	$11.93	$12.69	$12.92
Net investment income (a)	0.43	0.46	0.58	0.54	0.37
Net realized/unrealized gain (loss) on investments	1.63	(1.29)	0.67	(0.42)	(0.08)
Total income (loss) from investment operations	2.06	(0.83)	1.25	0.12	0.29
Dividends from net investment income	(0.40)	(0.46)	(0.58)	(0.55)	(0.38)
Distributions from net realized capital gains	(0.48)	(0.02)	(0.03)	(0.33)	(0.14)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.88)	(0.48)	(0.61)	(0.88)	(0.52)
Net asset value end of year	$12.44	$11.26	$12.57	$11.93	$12.69
Total return	18.54%	(6.89)%	10.80%	0.86%	2.24%
Net assets end of year (000s)	$100,808	$67,953	$43,300	$45,852	$44,659
Ratio of expenses to average net assets	0.57%	0.57%	0.50%	0.50%	0.51%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.49%	3.75%	4.84%	4.38%	2.88%
Portfolio turnover rate	689%	1,014%	901%	963%	1,102%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$2,556,421
Investments in Affiliates, at value	111,752
Repurchase agreements, at value	15,275
Cash	1,078
Deposits with counterparty	2
Foreign currency, at value	1,319
Receivable for investments sold	2,157
Receivable for investments sold on a delayed-delivery basis	46,976
Receivable for Portfolio shares sold	4,632
Interest and dividends receivable	14,945
Dividends receivable from Affiliates	10
Swap premiums paid	2,956
Unrealized appreciation on foreign currency contracts	2,163
Unrealized appreciation on swap agreements	2,156
2,761,842

Liabilities:
Payable for investments purchased	$31,397
Payable for investments in Affiliates purchased	10
Payable for investments purchased on a delayed-delivery basis	832,339
Payable for Portfolio shares redeemed	3,067
Written options outstanding	3,296
Deposits from counterparty	3,200
Accrued related party fees	1,097
Variation margin payable	99
Swap premiums received	432
Unrealized depreciation on foreign currency contracts	2,335
Unrealized depreciation on swap agreements	4,173
Other liabilities	777
882,222

Net Assets	$1,879,620

Net Assets Consist of:
Paid in capital	$1,924,215
Undistributed net investment income	19,225
Accumulated undistributed net realized (loss)	(64,202)
Net unrealized appreciation	382
$1,879,620

Net Assets:
Institutional Class	$100,808
Administrative Class	1,747,803
Advisor Class	31,009

Shares Issued and Outstanding:
Institutional Class	8,104
Administrative Class	140,515
Advisor Class	2,493

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.44
Administrative Class	12.44
Advisor Class	12.44

Cost of Investments Owned	$2,554,895
Cost of Investments in Affiliates Owned	$111,752
Cost of Repurchase Agreements Owned	$15,275
Cost of Foreign Currency Held	$1,324
Premiums Received on Written Options	$3,873

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$61,547
Dividends	78
Dividends from Affiliate investments	88
Miscellaneous income	5
Total Income	61,718

Expenses:
Investment advisory fees	3,856
Supervisory and administrative fees	3,856
Servicing fees – Administrative Class	2,150
Distribution and/or servicing fees – Advisor Class	63
Trustees’ fees	28
Interest expense	996
Miscellaneous expense	3
Total Expenses	10,952

Net Investment Income	50,766

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	161,272
Net realized gain on Affiliate investments	64
Net realized (loss) on futures contracts, written options and swaps	(783)
Net realized (loss) on foreign currency transactions	(5,220)
Net change in unrealized appreciation on investments	27,904
Net change in unrealized appreciation on futures contracts, written options and swaps	12,180
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	5,648
Net Gain	201,065

Net Increase in Net Assets Resulting from Operations	$251,831

*Foreign tax withholdings	$16

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$50,766	$50,105
Net realized gain (loss)	155,269	(110,485)
Net realized gain on Affiliate investments	64	0
Net change in unrealized appreciation (depreciation)	45,732	(64,181)
Net increase (decrease) resulting from operations	251,831	(124,561)

Distributions to Shareholders:
From net investment income
Institutional Class	(2,731)	(2,152)
Administrative Class	(43,954)	(45,631)
Advisor Class	(744)	(935)
From net realized capital gains
Institutional Class	(3,737)	(105)
Administrative Class	(64,732)	(1,861)
Advisor Class	(1,128)	(34)

Total Distributions	(117,026)	(50,718)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	28,540	47,376
Administrative Class	751,340	833,470
Advisor Class	18,459	39,984
Issued as reinvestment of distributions
Institutional Class	6,468	2,257
Administrative Class	107,533	46,068
Advisor Class	1,872	969
Cost of shares redeemed
Institutional Class	(9,515)	(16,587)
Administrative Class	(423,482)	(612,120)
Advisor Class	(13,305)	(28,788)
Net increase resulting from Portfolio share transactions	467,910	312,629

Total Increase in Net Assets	602,715	137,350

Net Assets:
Beginning of year	1,276,905	1,139,555
End of year*	$1,879,620	$1,276,905

*Including undistributed net investment income of:	$19,225	$187

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 32.5%

BANKING & FINANCE 29.3%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$4,100	$4,380

American Express Bank FSB
0.314% due 07/13/2010	1,000	995
0.361% due 05/29/2012	1,480	1,442

American Express Centurion Bank
0.384% due 06/12/2012	2,100	2,039

American Express Credit Corp.
0.351% due 02/24/2012	2,700	2,640
0.384% due 10/04/2010	5,700	5,686
1.631% due 05/27/2010	1,000	1,004
5.875% due 05/02/2013	300	322

American International Group, Inc.
5.850% due 01/16/2018	1,300	1,068
8.175% due 05/15/2068	4,900	3,271
8.250% due 08/15/2018	1,600	1,504

ANZ National International Ltd.
0.710% due 08/19/2014	4,000	4,041
6.200% due 07/19/2013	3,200	3,448

Bank of America Corp.
0.372% due 08/15/2011	300	296

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,428

Barclays Bank PLC
6.050% due 12/04/2017	2,300	2,344
7.434% due 09/29/2049	700	648

Bear Stearns Cos. LLC
6.950% due 08/10/2012	1,800	2,012

Calabash Re Ltd.
11.344% due 01/08/2010	250	250

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	13,200	13,315

Citigroup Funding, Inc.
1.325% due 05/07/2010	19,300	19,346

Citigroup, Inc.
0.361% due 05/18/2011	1,300	1,278
0.379% due 03/16/2012	3,000	2,893
5.250% due 02/27/2012	3,200	3,308
5.300% due 10/17/2012	1,000	1,042
6.500% due 01/18/2011	10,800	11,297

Commonwealth Bank of Australia
0.533% due 09/17/2014	4,900	4,891
0.704% due 07/12/2013	26,600	26,537
0.751% due 06/25/2014	7,100	7,079

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	1,200	1,226

Dexia Credit Local
0.899% due 09/23/2011	2,500	2,522

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,200	1,212
7.800% due 06/01/2012	100	101

Foundation Re II Ltd.
7.022% due 11/26/2010	800	793

General Electric Capital Corp.
0.253% due 09/21/2012	30,900	30,928
0.253% due 12/21/2012	51,100	51,165

GMAC LLC
6.750% due 12/01/2014	1,600	1,521

Goldman Sachs Group, Inc.
0.351% due 06/28/2010	2,800	2,802
6.600% due 01/15/2012	1,200	1,305

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCP, Inc.
6.700% due 01/30/2018	$3,000	$2,915

HSBC Finance Corp.
0.334% due 03/12/2010	2,000	1,999
0.485% due 08/09/2011	7,900	7,751
0.552% due 04/24/2012	3,000	2,895
0.634% due 07/19/2012	800	772
5.700% due 06/01/2011	4,550	4,755
6.750% due 05/15/2011	1,925	2,035

International Lease Finance Corp.
6.625% due 11/15/2013	900	725

JPMorgan Chase & Co.
0.454% due 01/17/2011	4,200	4,200
5.375% due 10/01/2012	800	866

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	1,900	404
7.000% due 09/27/2027 (a)	100	20

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	987

Longpoint Re Ltd.
5.504% due 11/08/2011	1,100	1,104

Macquarie Bank Ltd.
4.100% due 12/17/2013	9,000	9,466

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	4,000	4,178

Merna Reinsurance Ltd.
0.901% due 07/07/2010	4,200	4,120

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	6,900	6,777
0.485% due 06/05/2012	1,000	971
6.050% due 08/15/2012	11,900	12,755

Metropolitan Life Global Funding I
0.312% due 05/17/2010	4,940	4,935
1.378% due 09/17/2012	8,900	8,949

Morgan Stanley
0.490% due 04/19/2012	1,000	972
0.534% due 01/18/2011	3,000	2,987
0.534% due 01/09/2012	14,065	13,913
0.584% due 01/09/2014	8,600	8,219
0.764% due 10/15/2015	1,700	1,597
6.750% due 04/15/2011	4,200	4,451

Pricoa Global Funding I
0.381% due 06/26/2012	15,100	14,630

ProLogis
6.625% due 05/15/2018	1,500	1,425

Prudential Financial, Inc.
0.660% due 06/10/2013	2,000	1,889

Royal Bank of Scotland Group PLC
0.514% due 03/30/2012	26,200	26,136
1.183% due 04/23/2012	700	708
1.450% due 10/20/2011	47,400	47,315

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,700	2,430

Sovereign Bancorp, Inc.
4.900% due 09/23/2010	6,570	6,710

Svenska Handelsbanken AB
1.254% due 09/14/2012	7,400	7,368

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	2,400	2,585

UBS AG
1.198% due 05/05/2010	7,700	7,710
1.501% due 09/29/2011	4,200	4,192

US Central Federal Credit Union
1.900% due 10/19/2012	10,800	10,799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vita Capital III Ltd.
1.410% due 01/01/2012	$700	$654

Vita Capital Ltd.
1.190% due 01/04/2010	300	300

Wachovia Bank N.A.
0.327% due 12/02/2010	2,400	2,401

Wachovia Corp.
0.413% due 04/23/2012	18,740	18,491
0.414% due 10/15/2011	2,900	2,869

Wells Fargo & Co.
4.375% due 01/31/2013	1,600	1,663

Western Corporate Federal Credit Union
1.750% due 11/02/2012	9,900	9,862

Westpac Banking Corp.
0.444% due 12/14/2012	34,000	33,990
0.536% due 09/10/2014	1,100	1,103
2.700% due 12/09/2014	5,100	4,981

		550,308

INDUSTRIALS 2.6%

Alcoa, Inc.
6.750% due 07/15/2018	3,000	3,065

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	1,300	1,353

Cardinal Health, Inc.
6.000% due 06/15/2017	1,000	1,020

CIGNA Corp.
6.350% due 03/15/2018	2,000	2,017

DISH DBS Corp.
7.000% due 10/01/2013	5,000	5,169

Dow Chemical Co.
2.525% due 08/08/2011	6,500	6,618
4.850% due 08/15/2012	1,700	1,788

Gaz Capital S.A.
7.343% due 04/11/2013	500	525

Marriott International, Inc.
6.375% due 06/15/2017	5,000	5,136

Masco Corp.
6.125% due 10/03/2016	1,500	1,431

PACCAR, Inc.
1.428% due 09/14/2012	6,200	6,283

Rexam PLC
6.750% due 06/01/2013	1,200	1,276

Roche Holdings, Inc.
2.262% due 02/25/2011	3,000	3,064

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,500	1,625

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	1,008

UST, Inc.
6.625% due 07/15/2012	2,500	2,706

Waste Management, Inc.
6.100% due 03/15/2018	3,200	3,409

Xstrata Canada Corp.
7.350% due 06/05/2012	1,000	1,075

		48,568

UTILITIES 0.6%

American Electric Power Co., Inc.
5.250% due 06/01/2015	800	830

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
0.378% due 02/05/2010	$2,800	$2,801

Public Service Electric & Gas Co.
1.129% due 03/12/2010	900	901

Sempra Energy
6.150% due 06/15/2018	1,000	1,063

Verizon Wireless Capital LLC
2.869% due 05/20/2011	6,300	6,516

		12,111

Total Corporate Bonds & Notes (Cost $608,969)		610,987

MUNICIPAL BONDS & NOTES 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	445

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	697

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	385	390

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	1,100	1,100

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,055	844

Total Municipal Bonds & Notes (Cost $3,923)		3,476

U.S. GOVERNMENT AGENCIES 4.5%

Fannie Mae
0.291% due 12/25/2036	343	329
0.381% due 08/25/2034	196	180
0.431% due 10/27/2037	5,900	5,605
0.581% due 05/25/2042	212	192
1.031% due 02/25/2036	3,196	3,187
1.832% due 06/01/2043 - 09/01/2044	5,660	5,645
2.998% due 11/01/2034	2,934	3,028
3.419% due 07/01/2035	382	392
3.855% due 05/25/2035	1,760	1,747
4.070% due 11/01/2024	15	15
4.389% due 01/01/2035	487	499
4.585% due 12/01/2036	3,127	3,229
5.272% due 10/01/2035	1,347	1,418
5.950% due 02/25/2044	459	492

Freddie Mac
0.141% due 02/01/2011	5,264	5,262
0.383% due 07/15/2019 - 10/15/2020	10,448	10,310
0.463% due 02/15/2019	812	813
0.491% due 08/25/2031	112	102
0.583% due 12/15/2030	239	239
1.832% due 10/25/2044 - 02/25/2045	9,230	8,751
2.920% due 01/01/2034	259	260
3.734% due 08/01/2036	444	460
4.700% due 06/01/2035	4,758	4,911
5.000% due 02/15/2020	1,785	1,856
5.432% due 12/01/2035	993	1,047
5.500% due 05/15/2016	1,392	1,407

Ginnie Mae
0.533% due 03/20/2037	20,070	19,689

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.902% due 02/10/2018	$901	$986
6.020% due 08/01/2028	2,916	3,183

Total U.S. Government Agencies (Cost $85,104)		85,234

U.S. TREASURY OBLIGATIONS 82.0%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013 (i)	10,023	10,205
1.250% due 04/15/2014	25,947	26,849
1.375% due 07/15/2018	10,928	10,967
1.625% due 01/15/2015	23,776	24,757
1.625% due 01/15/2018	18,781	19,255
1.750% due 01/15/2028	89,011	85,575
1.875% due 07/15/2013	27,073	28,547
1.875% due 07/15/2015	116,180	122,561
1.875% due 07/15/2019	27,844	28,945
2.000% due 04/15/2012	47,942	50,159
2.000% due 01/15/2014 (i)	52,650	55,744
2.000% due 07/15/2014	108,965	115,571
2.000% due 01/15/2016	57,076	60,344
2.000% due 01/15/2026	84,312	84,885
2.125% due 01/15/2019	44,204	46,946
2.375% due 04/15/2011	65,024	67,026
2.375% due 01/15/2017	67,063	72,517
2.375% due 01/15/2025	70,019	74,056
2.375% due 01/15/2027	62,821	66,266
2.500% due 07/15/2016	72,795	79,363
2.500% due 01/15/2029	39,874	42,868
2.625% due 07/15/2017	49,234	54,207
3.000% due 07/15/2012	78,717	84,731
3.375% due 01/15/2012	11,931	12,776
3.375% due 04/15/2032	1,218	1,510
3.500% due 01/15/2011	869	903
3.625% due 04/15/2028	76,540	94,796
3.875% due 04/15/2029	92,321	119,087

Total U.S. Treasury Obligations (Cost $1,525,985)		1,541,416

MORTGAGE-BACKED SECURITIES 4.9%

American Home Mortgage Investment Trust
5.660% due 09/25/2045	960	758

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	420	355

Banc of America Funding Corp.
4.531% due 02/20/2036	2,231	1,928
6.086% due 01/20/2047	1,074	759

Banc of America Large Loan, Inc.
0.743% due 08/15/2029	5,014	4,431

Banc of America Mortgage Securities, Inc.
5.207% due 11/25/2034	441	385
5.404% due 02/25/2036	1,773	1,360
6.500% due 09/25/2033	85	86

BCAP LLC Trust
0.401% due 01/25/2037	1,141	545

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035	455	408
2.530% due 08/25/2035	958	837
2.560% due 08/25/2035	753	663
2.940% due 03/25/2035	1,385	1,214
3.562% due 01/25/2035	5,068	4,427
4.991% due 01/25/2035	1,456	1,247

Bear Stearns Alt-A Trust
5.378% due 09/25/2035	3,973	2,663
5.673% due 03/25/2036	1,281	626

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	$3,683	$2,275

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	91	81

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	544	483
2.990% due 12/25/2035	127	112
4.098% due 08/25/2035	136	111
4.248% due 08/25/2035	595	531
4.700% due 12/25/2035	2,931	2,612
5.978% due 09/25/2037	4,652	3,263

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	200	180

Countrywide Alternative Loan Trust
0.313% due 09/20/2046	68	67
0.411% due 05/25/2047	367	184
0.413% due 02/20/2047	1,079	504
0.421% due 09/25/2046	13,102	6,248
0.511% due 12/25/2035	76	46
1.544% due 12/25/2035	378	203
6.000% due 01/25/2037	645	426

Countrywide Home Loan Mortgage Pass-Through Trust
0.571% due 06/25/2035	479	422
3.755% due 11/19/2033	126	117
5.749% due 05/20/2036	373	207

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	178	179

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.331% due 10/25/2036	71	63

First Horizon Alternative Mortgage Securities
2.596% due 06/25/2034	639	505

First Horizon Asset Securities, Inc.
5.377% due 08/25/2035	1,502	1,297

GE Capital Commercial Mortgage Corp.
4.170% due 07/10/2037	121	122
4.229% due 12/10/2037	2,504	2,533

Greenpoint Mortgage Funding Trust
0.311% due 10/25/2046	254	230
0.311% due 01/25/2047	2,288	1,986
0.451% due 06/25/2045	641	333
0.501% due 11/25/2045	361	203

Greenwich Capital Commercial Funding Corp.
4.755% due 06/10/2036	3,435	3,450

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	183	174

GSR Mortgage Loan Trust
3.336% due 09/25/2035	1,628	1,414

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	186	96

Impac Secured Assets CMN Owner Trust
0.311% due 01/25/2037	90	50

Indymac Index Mortgage Loan Trust
0.321% due 11/25/2046	203	191
2.965% due 12/25/2034	429	297

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	310	293
5.794% due 02/12/2051	1,300	1,137

JPMorgan Mortgage Trust
5.004% due 07/25/2035	2,202	2,000
5.022% due 02/25/2035	3,021	2,779

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	300	287
5.424% due 02/15/2040	225	187

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.313% due 09/15/2021	$326	$304

MASTR Adjustable Rate Mortgages Trust
3.096% due 11/21/2034	700	569

Mellon Residential Funding Corp.
0.583% due 11/15/2031	721	681
0.673% due 12/15/2030	657	592

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	200	170

Merrill Lynch Floating Trust
0.303% due 06/15/2022	166	150

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	2,006	1,377

MLCC Mortgage Investors, Inc.
0.481% due 11/25/2035	879	581
1.231% due 10/25/2035	526	431
4.250% due 10/25/2035	3,133	2,721

Morgan Stanley Capital I
0.294% due 10/15/2020	241	213
5.880% due 06/11/2049	600	536

Morgan Stanley Mortgage Loan Trust
5.355% due 06/25/2036	1,909	1,755

Opteum Mortgage Acceptance Corp.
0.491% due 07/25/2035	224	177

Residential Accredit Loans, Inc.
0.531% due 08/25/2035	263	137

Residential Asset Securitization Trust
6.500% due 08/25/2036	1,000	595

Securitized Asset Sales, Inc.
3.848% due 11/26/2023	8	7

Sequoia Mortgage Trust
0.583% due 10/19/2026	219	164

Structured Adjustable Rate Mortgage Loan Trust
0.471% due 06/25/2035	237	171
1.881% due 01/25/2035	263	125
3.586% due 02/25/2034	444	368
5.245% due 08/25/2035	375	261

Structured Asset Mortgage Investments, Inc.
0.301% due 08/25/2036	112	111
0.331% due 09/25/2047	930	878
0.421% due 06/25/2036	204	106
0.441% due 04/25/2036	868	498
0.483% due 07/19/2035	2,554	2,008
0.893% due 10/19/2034	170	135

Structured Asset Securities Corp.
0.281% due 05/25/2036	10	10
3.716% due 10/25/2035	266	219

TBW Mortgage-Backed Pass-Through Certificates
0.331% due 09/25/2036	2	2
0.341% due 01/25/2037	257	227

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	4,761	4,580
0.351% due 10/25/2046	1,443	1,415

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	599	502
0.323% due 09/15/2021	797	680
5.418% due 01/15/2045	410	393

WaMu Mortgage Pass-Through Certificates
0.491% due 11/25/2045	390	280
0.521% due 10/25/2045	2,366	1,698
1.274% due 01/25/2047	1,515	923
1.354% due 12/25/2046	198	110
1.544% due 02/25/2046	320	182

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.744% due 11/25/2042	$50	$33
2.044% due 11/25/2046	217	143
2.772% due 07/25/2046	1,410	915
6.038% due 10/25/2036	3,094	2,527

Wells Fargo Mortgage-Backed Securities Trust
3.104% due 09/25/2034	339	314
4.721% due 07/25/2034	35	35

Total Mortgage-Backed Securities (Cost $105,983)		91,585

ASSET-BACKED SECURITIES 7.1%

Access Group, Inc.
1.582% due 10/27/2025	14,421	14,844

ACE Securities Corp.
0.281% due 12/25/2036	97	80

American Express Credit Account Master Trust
0.233% due 01/15/2013	2,200	2,196
1.183% due 08/15/2012	10,300	10,302

Asset-Backed Funding Certificates
0.291% due 11/25/2036	10	10
0.291% due 01/25/2037	786	757
0.581% due 06/25/2034	1,524	1,084

Bank of America Auto Trust
1.700% due 12/15/2011	13,000	13,068

Bear Stearns Asset-Backed Securities Trust
0.281% due 11/25/2036	36	33
0.561% due 01/25/2036	22	21
0.681% due 03/25/2043	26	25
0.891% due 10/25/2032	37	32

Capital Auto Receivables Asset Trust
1.193% due 12/15/2010	3,139	3,140

Carrington Mortgage Loan Trust
0.281% due 01/25/2037	296	282

Chase Issuance Trust
0.233% due 07/16/2012	7,100	7,092
0.683% due 09/17/2012	7,300	7,310

Citigroup Mortgage Loan Trust, Inc.
0.311% due 01/25/2037	682	397

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	263	258
0.281% due 05/25/2047	88	85
0.281% due 06/25/2047	882	844
0.301% due 06/25/2047	1,810	1,706
0.341% due 10/25/2046	143	139

Credit-Based Asset Servicing & Securitization LLC
0.291% due 11/25/2036	649	463

Equity One Asset-Backed Securities, Inc.
0.531% due 04/25/2034	96	60

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036	436	426

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	1,890	1,891
1.653% due 06/15/2012	18,200	18,325
2.000% due 12/15/2011	1,700	1,710

Fremont Home Loan Trust
0.281% due 10/25/2036	17	15
0.291% due 01/25/2037	147	103

GSAMP Trust
0.271% due 10/25/2046	4	4
0.301% due 10/25/2036	6	5
0.301% due 12/25/2036	367	233

Honda Auto Receivables Owner Trust
1.500% due 08/15/2011	700	704

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.281% due 10/25/2036	$72	$47
0.281% due 12/25/2036	1,114	842

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	105	104

JPMorgan Mortgage Acquisition Corp.
0.281% due 07/25/2036	44	43
0.281% due 08/25/2036	19	18
0.281% due 10/25/2036	812	750
0.304% due 11/25/2036	10	9

Lehman XS Trust
0.311% due 11/25/2046	223	221

Long Beach Mortgage Loan Trust
0.271% due 11/25/2036	1	1
0.411% due 08/25/2035	3	3

MASTR Asset-Backed Securities Trust
0.271% due 08/25/2036	3	3
0.291% due 11/25/2036	280	278

MBNA Credit Card Master Note Trust
4.500% due 01/15/2013	5,800	5,918

Merrill Lynch Mortgage Investors, Inc.
0.301% due 07/25/2037	77	74
0.311% due 09/25/2037	33	9
0.351% due 02/25/2037	949	560

Morgan Stanley ABS Capital I
0.271% due 10/25/2036	100	97
0.281% due 09/25/2036	37	36
0.281% due 10/25/2036	26	26

Morgan Stanley IXIS Real Estate Capital Trust
0.281% due 11/25/2036	202	198

Nationstar Home Equity Loan Trust
0.351% due 04/25/2037	506	469

Nomura Asset Acceptance Corp.
0.371% due 01/25/2036	2	2

Park Place Securities, Inc.
0.491% due 09/25/2035	31	25

Renaissance Home Equity Loan Trust
0.991% due 12/25/2032	65	42

Securitized Asset-Backed Receivables LLC Trust
0.281% due 09/25/2036	6	6
0.291% due 12/25/2036	544	260

SLM Student Loan Trust
0.272% due 07/25/2017	66	66
0.282% due 04/25/2017	376	376
0.322% due 04/25/2019	8,800	8,402
0.392% due 04/25/2017	413	409
0.732% due 01/25/2017	1,500	1,497
1.782% due 04/25/2023	21,706	22,591

Soundview Home Equity Loan Trust
0.291% due 11/25/2036	103	55
1.031% due 10/25/2037	233	227

Structured Asset Investment Loan Trust
0.281% due 07/25/2036	18	17

Structured Asset Securities Corp.
0.281% due 10/25/2036	181	172
4.900% due 04/25/2035	980	651

Truman Capital Mortgage Loan Trust
0.571% due 01/25/2034	9	9

WaMu Asset-Backed Certificates
0.281% due 01/25/2037	215	161

Wells Fargo Home Equity Trust
0.481% due 12/25/2035	110	106

Total Asset-Backed Securities (Cost $132,932)		132,424

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.2%

Colombia Government International Bond
10.000% due 01/23/2012		$350	$404

Export-Import Bank of Korea
0.504% due 10/04/2011		1,600	1,603

Societe Financement de l’Economie Francaise
0.484% due 07/16/2012		19,200	19,320
2.125% due 01/30/2012		700	710

Total Sovereign Issues (Cost $21,853)			22,037

FOREIGN CURRENCY-DENOMINATED ISSUES 1.2%

Green Valley Ltd.
4.343% due 01/10/2011	EUR	500	695

ING Bank Australia Ltd.
4.850% due 06/24/2014	AUD	800	723

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)	EUR	1,750	442
5.316% due 04/05/2011 (a)		23	6

Morgan Stanley
1.048% due 03/01/2013		1,800	2,458

Republic of Germany
3.750% due 01/04/2015		7,100	10,757

Royal Bank of Scotland Group PLC
0.974% due 01/30/2017		7,000	7,810

Total Foreign Currency-Denominated Issues (Cost $23,698)			22,891

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049	800	$734

Total Convertible Preferred Securities (Cost $800)		734

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.2%

CERTIFICATES OF DEPOSIT 1.9%

Barclays Bank PLC
1.071% due 03/22/2011	$20,800	20,788

Sao Paolo IMI NY
0.897% due 06/09/2010	14,000	14,000

		34,788

REPURCHASE AGREEMENTS 0.8%

Barclays Capital, Inc.
0.010% due 01/04/2010	400	400
(Dated 12/31/2009. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% due 04/15/2010 valued at $412. Repurchase proceeds are $400.)
0.080% due 01/11/2010	13,000	13,000
(Dated 12/30/2009. Collateralized by U.S. Treasury Inflation Protected Securities 3.875% due 04/15/2029 valued at $13,468. Repurchase proceeds are $13,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.005% due 01/04/2010	$1,875	$1,875
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $1,915. Repurchase proceeds are $1,875.)

		15,275

U.S. CASH MANAGEMENT BILLS 0.1%
0.143% due 04/01/2010	1,210	1,210

U.S. TREASURY BILLS 0.5%
0.101% due 03/11/2010 - 03/25/2010 (b)(e)(f)(g)	9,640	9,639

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 5.9%
	11,161,766	111,752

Total Short-Term Instruments (Cost $172,675)		172,664

Total Investments 142.8% (Cost $2,681,922)		$2,683,448

Written Options (k) (0.2%) (Premiums $3,873)		(3,296)

Other Assets and Liabilities (Net) (42.6%)		(800,532)

Net Assets 100.0%		$1,879,620

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $1,280 have been pledged as collateral for foreign currency contracts on December 31, 2009.
(f)	Securities with an aggregate market value of $2,960 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(g)	Securities with an aggregate market value of $5,290 have been pledged as collateral for delayed-delivery securities on December 31, 2009.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $287,803 at a weighted average interest rate of 0.423%. On December 31, 2009, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $1,496 and cash of $2 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2010	61	$131
90-Day Eurodollar June Futures	Long	06/2010	311	420
90-Day Eurodollar March Futures	Long	03/2010	484	776
Euro-Bobl March Futures	Long	03/2010	222	(344)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	38	(89)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	178	352

				$1,246

(j)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Electric Power Co., Inc.	MSC	(0.470%	)	06/20/2015	0.527%	$800	$2	$0	$2
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.588%	1,300	6	0	6
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.553%	1,000	(3)	0	(3)
CIGNA Corp.	MSC	(1.210%	)	03/20/2018	1.224%	2,000	1	0	1

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	1.965%		$1,200	$(76)	$0	$(76)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	1.965%		1,500	(96)	0	(96)
DISH DBS Corp.	MLP	(3.650%	)	12/20/2013	1.965%		2,300	(146)	0	(146)
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.676%		3,000	(250)	0	(250)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	8.976%		900	189	0	189
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.669%		1,000	10	0	10
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	0.900%		5,000	(274)	0	(274)
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.708%		2,000	(13)	0	(13)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.708%		2,000	11	0	11
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.135%		1,500	19	0	19
ProLogis	MSC	(1.320%	)	06/20/2018	2.658%		1,500	128	0	128
Rexam PLC	BCLY	(1.450%	)	06/20/2013	1.011%		1,200	(18)	0	(18)
Royal Bank of Scotland PLC	UBS	(1.000%	)	03/20/2017	4.022%	EUR	5,800	1,420	717	703
Sempra Energy	DUB	(0.670%	)	06/20/2018	0.630%		$1,000	(3)	0	(3)
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	0.497%		1,500	(23)	0	(23)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.856%		1,000	24	0	24
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.107%		2,500	(16)	0	(16)
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	0.690%		3,200	(24)	0	(24)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.529%		1,000	(10)	0	(10)

								$858	$717	$141

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
GMAC, Inc.	GSC	3.400%	06/20/2011	3.677%	$700	$(1)	$0	$(1)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$8,178	$(72)	$394	$(466)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	11,844	(104)	570	(674)
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	3,666	(32)	197	(229)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	9,682	(86)	587	(673)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	22,915	(184)	468	(652)

						$(478)	$2,216	$(2,694)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	2,500	$135	$0	$135
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		2,500	138	(7)	145
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		3,700	216	4	212
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	3,000	47	9	38
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		12,500	(337)	(222)	(115)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		18,400	(310)	(4)	(306)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		14,400	(214)	(125)	(89)

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Real Return Portfolio  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP	BRL	8,500	$147	$(35)	$182
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		5,200	90	(15)	105
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		400	17	2	15
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,200	96	4	92
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY	EUR	2,100	117	(22)	139
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		2,300	(14)	2	(16)

							$128	$(409)	$537

(k)	Written options outstanding on December 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$18,700	$168	$6
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	18,700	101	309
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	12,100	173	22
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	12,100	92	229
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	35,000	346	64
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	5,000	46	9
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	17,800	140	32
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	23,100	221	438
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	7,900	100	14
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	13,600	111	258
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	32,100	334	58
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	32,100	327	609
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	13,000	140	34
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	42
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	7,000	58	21
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	15,000	85	2
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	17,300	173	6
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	17,000	81	281
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	10,300	85	10
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	10,300	44	113
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	3,700	24	20
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	10,700	134	19
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	25,700	230	487
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	17,100	135	51
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	18,000	289	127
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	6,300	43	35

							$3,873	$3,296

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	90	$ 68,300	$1,496
Sales	1,950	899,200	7,763
Closing Buys	(1,558)	(525,400)	(5,113)
Expirations	(482)	(36,500)	(273)
Exercised	0	0	0

Balance at 12/31/2009	0	$ 405,600	$3,873

(l)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	326	01/2010	RBS	$10	$0	$10
Buy	BRL	915	02/2010	CITI	22	0	22
Sell	CHF	910	03/2010	CITI	0	(4)	(4)
Buy	CNY	5,905	03/2010	BCLY	0	(6)	(6)
Sell		3,257	03/2010	BCLY	2	0	2
Buy		3,644	03/2010	BOA	0	(3)	(3)
Buy		2,997	03/2010	CITI	0	(4)	(4)
Sell		5,279	03/2010	CITI	4	0	4
Buy		12,028	03/2010	DUB	0	(19)	(19)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	13,567	03/2010	DUB	$9	$0	$9
Buy		2,884	03/2010	HSBC	0	(3)	(3)
Buy		27	03/2010	JPM	0	0	0
Sell		5,381	03/2010	MSC	4	0	4
Buy		15,777	06/2010	BCLY	0	(3)	(3)
Buy		6,610	06/2010	CITI	1	0	1
Buy		2,841	06/2010	DUB	0	(1)	(1)
Buy		20,536	06/2010	HSBC	0	(4)	(4)
Buy		3,184	11/2010	BCLY	0	(4)	(4)
Buy		5,161	11/2010	CITI	0	(7)	(7)
Buy		13,312	11/2010	DUB	0	(21)	(21)
Buy		5,247	11/2010	MSC	0	(9)	(9)
Buy	EUR	5,266	01/2010	RBC	0	(98)	(98)
Sell		7,855	01/2010	RBC	0	(35)	(35)
Sell		15,138	03/2010	GSC	290	0	290
Buy	GBP	534	01/2010	CITI	0	(26)	(26)
Buy		850	01/2010	GSC	5	0	5
Sell		1,643	01/2010	RBS	32	0	32
Sell	JPY	3,510,215	01/2010	BNP	1,417	0	1,417
Buy		2,942,684	01/2010	CSFB	0	(1,741)	(1,741)
Buy		537,398	01/2010	RBS	0	(211)	(211)
Buy	KRW	5,745,760	02/2010	CITI	108	0	108
Buy		3,853,700	02/2010	DUB	56	0	56
Buy		2,084,250	02/2010	JPM	38	0	38
Buy		209,000	07/2010	BCLY	2	0	2
Buy		1,857,876	07/2010	DUB	33	0	33
Buy		3,798,400	07/2010	JPM	35	0	35
Buy		344,352	07/2010	MSC	2	0	2
Buy		824,245	08/2010	MSC	1	0	1
Buy		370,670	11/2010	BCLY	0	(2)	(2)
Buy		202,627	11/2010	CITI	0	(2)	(2)
Buy	MXN	31,925	04/2010	BOA	64	0	64
Buy		23,603	04/2010	DUB	0	(19)	(19)
Buy		160,068	04/2010	RBS	28	0	28
Sell	MYR	42	02/2010	BCLY	0	0	0
Sell		4	02/2010	CITI	0	0	0
Sell		62	02/2010	DUB	0	0	0
Sell		20	02/2010	JPM	0	0	0
Sell		13	06/2010	MSC	0	0	0
Buy	PHP	2,834	04/2010	DUB	0	0	0
Buy	SGD	9,737	02/2010	CITI	0	(72)	(72)
Buy		6,973	02/2010	GSC	0	(38)	(38)
Buy		417	02/2010	HSBC	0	(3)	(3)

					$2,163	$(2,335)	$(172)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$610,987	$0	$610,987
U.S. Treasury Obligations	0	1,541,416	0	1,541,416
Asset-Backed Securities	0	132,424	0	132,424
Short-Term Instruments	111,752	60,912	0	172,664
Other Investments +++	734	219,618	5,605	225,957

Investments, at value	$112,486	$2,565,357	$5,605	$2,683,448
Financial Derivative Instruments ++++	$1,246	$(5,485)	$0	$(4,239)

Total	$113,732	$2,559,872	$5,605	$2,679,209

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments Real Return Portfolio (Cont.)	December 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Other Investments +++	$0	$0	$23	$0	$563	$5,019	$5,605	$563

Financial Derivative Instruments ++++	$3,483	$0	$0	$0	$(2,991)	$(492)	$0	$0

Total	$3,483	$0	$23	$0	$(2,428)	$4,527	$5,605	$563

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$2,163	$0	$0	$0	$2,163
Unrealized appreciation on swap agreements	1,062	0	1,094	0	0	2,156

	$1,062	$2,163	$1,094	$0	$0	$4,319

Liabilities:
Written options outstanding	$3,296	$0	$0	$0	$0	$3,296
Variation margin payable ^^	99	0	0	0	0	99
Unrealized depreciation on foreign currency contracts	0	2,335	0	0	0	2,335
Unrealized depreciation on swap agreements	525	0	3,648	0	0	4,173

	$3,920	$2,335	$3,648	$0	$0	$9,903

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$236	$0	$0	$0	$0	$236
Net realized gain (loss) on futures contracts, written options and swaps	(4,118)	0	3,335	0	0	(783)
Net realized (loss) on foreign currency transactions	0	(5,241)	0	0	0	(5,241)

	$(3,882)	$(5,241)	$3,335	$0	$0	$(5,788)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(231)	$0	$0	$0	$0	$(231)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	27,797	0	(15,617)	0	0	12,180
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	4,740	0	0	0	4,740

	$27,566	$4,740	$(15,617)	$0	$0	$16,689

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,246 as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are

18	PIMCO Variable Insurance Trust

December 31, 2009

secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

20	PIMCO Variable Insurance Trust

December 31, 2009

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce

22	PIMCO Variable Insurance Trust

December 31, 2009

the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with

Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$1,500,988	$1,389,300	$0	$111,752	$88	$64

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$14,355,558	$14,796,043	$2,512,306	$2,018,860

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,344	$28,540	3,770	$47,376
Administrative Class	61,433	751,340	65,795	833,470
Advisor Class	1,506	18,459	3,127	39,984
Issued as reinvestment of distributions
Institutional Class	522	6,468	186	2,257
Administrative Class	8,691	107,533	3,757	46,068
Advisor Class	151	1,872	79	969
Cost of shares redeemed
Institutional Class	(799)	(9,515)	(1,363)	(16,587)
Administrative Class	(35,074)	(423,482)	(50,219)	(612,120)
Advisor Class	(1,095)	(13,305)	(2,347)	(28,788)
Net increase resulting from Portfolio share transactions	37,679	$467,910	22,785	$312,629

24	PIMCO Variable Insurance Trust

December 31, 2009

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	97
Administrative Class	5	64
Advisor Class	6	91

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral
$19,243	$0	$(35,227)	$(1,504)	$(27,107)	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$0	$27,107

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$2,716,644	$32,561	$(65,757)	$(33,196)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$114,443	$2,583	$0
12/31/2008	50,718	0	0

(5)	Includes short-term capital gains, if any, distributed.

13. SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	USD	United States Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso
EUR	Euro	MYR	Malaysian Ringgit

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.16%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

34	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and after asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

U.S. Treasury Obligations	57.5%
Corporate Bonds & Notes	22.8%
Short-Term Instruments	6.4%
Asset-Backed Securities	4.9%
Mortgage-Backed Securities	3.4%
Other	5.0%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (02/28/06)
PIMCO Real Return Portfolio Advisor Class	18.24%	5.19%
Barclays Capital U.S. TIPS Index±	11.41%	5.32%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.80% for Advisor Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,079.75	$1,021.32
Expenses Paid During Period†	$4.04	$3.92

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. corporate securities benefited performance as spreads over U.S Treasuries decreased during the reporting period.

»	Positioning for a steeper nominal yield curve in the U.S. benefited performance as the 30-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield.

»	Positioning for a steeper nominal yield curve in Europe benefited performance as the 30-year Euro Government Bond yield increased and the two-year Euro Government Bond yield decreased.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads narrowed.

»	An overweight to total U.S. duration, or sensitivity to changes in market interest rates, detracted from performance as nominal interest rates rose during the reporting period.

»	An underweight to inflation-linked bonds (“ILBs”) versus nominal bonds in Europe detracted from performance as ILBs outperformed their nominal counterparts.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2009	12/31/2008	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$11.26	$12.57	$11.93	$12.69
Net investment income (a)	0.39	0.44	0.56	0.47
Net realized/unrealized gain (loss) on investments	1.64	(1.30)	0.66	(0.46)
Total income (loss) from investment operations	2.03	(0.86)	1.22	0.01
Dividends from net investment income	(0.37)	(0.43)	(0.55)	(0.44)
Distributions from net realized capital gains	(0.48)	(0.02)	(0.03)	(0.33)
Tax basis return of capital	0.00	0.00	0.00	0.00
Total distributions	(0.85)	(0.45)	(0.58)	(0.77)
Net asset value end of year or period	$12.44	$11.26	$12.57	$11.93
Total return	18.24%	(7.13)%	10.53%	0.04%
Net assets end of year or period (000s)	$31,009	$21,735	$13,478	$2,684
Ratio of expenses to average net assets	0.82%	0.80%	0.75%	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	3.19%	3.52%	4.59%	4.49%*
Portfolio turnover rate	689%	1,014%	901%	963%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$2,556,421
Investments in Affiliates, at value	111,752
Repurchase agreements, at value	15,275
Cash	1,078
Deposits with counterparty	2
Foreign currency, at value	1,319
Receivable for investments sold	2,157
Receivable for investments sold on a delayed-delivery basis	46,976
Receivable for Portfolio shares sold	4,632
Interest and dividends receivable	14,945
Dividends receivable from Affiliates	10
Swap premiums paid	2,956
Unrealized appreciation on foreign currency contracts	2,163
Unrealized appreciation on swap agreements	2,156
2,761,842

Liabilities:
Payable for investments purchased	$31,397
Payable for investments in Affiliates purchased	10
Payable for investments purchased on a delayed-delivery basis	832,339
Payable for Portfolio shares redeemed	3,067
Written options outstanding	3,296
Deposits from counterparty	3,200
Accrued related party fees	1,097
Variation margin payable	99
Swap premiums received	432
Unrealized depreciation on foreign currency contracts	2,335
Unrealized depreciation on swap agreements	4,173
Other liabilities	777
882,222

Net Assets	$1,879,620

Net Assets Consist of:
Paid in capital	$1,924,215
Undistributed net investment income	19,225
Accumulated undistributed net realized (loss)	(64,202)
Net unrealized appreciation	382
$1,879,620

Net Assets:
Institutional Class	$100,808
Administrative Class	1,747,803
Advisor Class	31,009

Shares Issued and Outstanding:
Institutional Class	8,104
Administrative Class	140,515
Advisor Class	2,493

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.44
Administrative Class	12.44
Advisor Class	12.44

Cost of Investments Owned	$2,554,895
Cost of Investments in Affiliates Owned	$111,752
Cost of Repurchase Agreements Owned	$15,275
Cost of Foreign Currency Held	$1,324
Premiums Received on Written Options	$3,873

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$61,547
Dividends	78
Dividends from Affiliate investments	88
Miscellaneous income	5
Total Income	61,718

Expenses:
Investment advisory fees	3,856
Supervisory and administrative fees	3,856
Servicing fees – Administrative Class	2,150
Distribution and/or servicing fees – Advisor Class	63
Trustees’ fees	28
Interest expense	996
Miscellaneous expense	3
Total Expenses	10,952

Net Investment Income	50,766

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	161,272
Net realized gain on Affiliate investments	64
Net realized (loss) on futures contracts, written options and swaps	(783)
Net realized (loss) on foreign currency transactions	(5,220)
Net change in unrealized appreciation on investments	27,904
Net change in unrealized appreciation on futures contracts, written options and swaps	12,180
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	5,648
Net Gain	201,065

Net Increase in Net Assets Resulting from Operations	$251,831

*Foreign tax withholdings	$16

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$50,766	$50,105
Net realized gain (loss)	155,269	(110,485)
Net realized gain on Affiliate investments	64	0
Net change in unrealized appreciation (depreciation)	45,732	(64,181)
Net increase (decrease) resulting from operations	251,831	(124,561)

Distributions to Shareholders:
From net investment income
Institutional Class	(2,731)	(2,152)
Administrative Class	(43,954)	(45,631)
Advisor Class	(744)	(935)
From net realized capital gains
Institutional Class	(3,737)	(105)
Administrative Class	(64,732)	(1,861)
Advisor Class	(1,128)	(34)

Total Distributions	(117,026)	(50,718)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	28,540	47,376
Administrative Class	751,340	833,470
Advisor Class	18,459	39,984
Issued as reinvestment of distributions
Institutional Class	6,468	2,257
Administrative Class	107,533	46,068
Advisor Class	1,872	969
Cost of shares redeemed
Institutional Class	(9,515)	(16,587)
Administrative Class	(423,482)	(612,120)
Advisor Class	(13,305)	(28,788)
Net increase resulting from Portfolio share transactions	467,910	312,629

Total Increase in Net Assets	602,715	137,350

Net Assets:
Beginning of year	1,276,905	1,139,555
End of year*	$1,879,620	$1,276,905

*Including undistributed net investment income of:	$19,225	$187

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 32.5%

BANKING & FINANCE 29.3%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$4,100	$4,380

American Express Bank FSB
0.314% due 07/13/2010	1,000	995
0.361% due 05/29/2012	1,480	1,442

American Express Centurion Bank
0.384% due 06/12/2012	2,100	2,039

American Express Credit Corp.
0.351% due 02/24/2012	2,700	2,640
0.384% due 10/04/2010	5,700	5,686
1.631% due 05/27/2010	1,000	1,004
5.875% due 05/02/2013	300	322

American International Group, Inc.
5.850% due 01/16/2018	1,300	1,068
8.175% due 05/15/2068	4,900	3,271
8.250% due 08/15/2018	1,600	1,504

ANZ National International Ltd.
0.710% due 08/19/2014	4,000	4,041
6.200% due 07/19/2013	3,200	3,448

Bank of America Corp.
0.372% due 08/15/2011	300	296

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,428

Barclays Bank PLC
6.050% due 12/04/2017	2,300	2,344
7.434% due 09/29/2049	700	648

Bear Stearns Cos. LLC
6.950% due 08/10/2012	1,800	2,012

Calabash Re Ltd.
11.344% due 01/08/2010	250	250

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	13,200	13,315

Citigroup Funding, Inc.
1.325% due 05/07/2010	19,300	19,346

Citigroup, Inc.
0.361% due 05/18/2011	1,300	1,278
0.379% due 03/16/2012	3,000	2,893
5.250% due 02/27/2012	3,200	3,308
5.300% due 10/17/2012	1,000	1,042
6.500% due 01/18/2011	10,800	11,297

Commonwealth Bank of Australia
0.533% due 09/17/2014	4,900	4,891
0.704% due 07/12/2013	26,600	26,537
0.751% due 06/25/2014	7,100	7,079

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	1,200	1,226

Dexia Credit Local
0.899% due 09/23/2011	2,500	2,522

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,200	1,212
7.800% due 06/01/2012	100	101

Foundation Re II Ltd.
7.022% due 11/26/2010	800	793

General Electric Capital Corp.
0.253% due 09/21/2012	30,900	30,928
0.253% due 12/21/2012	51,100	51,165

GMAC LLC
6.750% due 12/01/2014	1,600	1,521

Goldman Sachs Group, Inc.
0.351% due 06/28/2010	2,800	2,802
6.600% due 01/15/2012	1,200	1,305

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCP, Inc.
6.700% due 01/30/2018	$3,000	$2,915

HSBC Finance Corp.
0.334% due 03/12/2010	2,000	1,999
0.485% due 08/09/2011	7,900	7,751
0.552% due 04/24/2012	3,000	2,895
0.634% due 07/19/2012	800	772
5.700% due 06/01/2011	4,550	4,755
6.750% due 05/15/2011	1,925	2,035

International Lease Finance Corp.
6.625% due 11/15/2013	900	725

JPMorgan Chase & Co.
0.454% due 01/17/2011	4,200	4,200
5.375% due 10/01/2012	800	866

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	1,900	404
7.000% due 09/27/2027 (a)	100	20

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	1,000	987

Longpoint Re Ltd.
5.504% due 11/08/2011	1,100	1,104

Macquarie Bank Ltd.
4.100% due 12/17/2013	9,000	9,466

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	4,000	4,178

Merna Reinsurance Ltd.
0.901% due 07/07/2010	4,200	4,120

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	6,900	6,777
0.485% due 06/05/2012	1,000	971
6.050% due 08/15/2012	11,900	12,755

Metropolitan Life Global Funding I
0.312% due 05/17/2010	4,940	4,935
1.378% due 09/17/2012	8,900	8,949

Morgan Stanley
0.490% due 04/19/2012	1,000	972
0.534% due 01/18/2011	3,000	2,987
0.534% due 01/09/2012	14,065	13,913
0.584% due 01/09/2014	8,600	8,219
0.764% due 10/15/2015	1,700	1,597
6.750% due 04/15/2011	4,200	4,451

Pricoa Global Funding I
0.381% due 06/26/2012	15,100	14,630

ProLogis
6.625% due 05/15/2018	1,500	1,425

Prudential Financial, Inc.
0.660% due 06/10/2013	2,000	1,889

Royal Bank of Scotland Group PLC
0.514% due 03/30/2012	26,200	26,136
1.183% due 04/23/2012	700	708
1.450% due 10/20/2011	47,400	47,315

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	2,700	2,430

Sovereign Bancorp, Inc.
4.900% due 09/23/2010	6,570	6,710

Svenska Handelsbanken AB
1.254% due 09/14/2012	7,400	7,368

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	2,400	2,585

UBS AG
1.198% due 05/05/2010	7,700	7,710
1.501% due 09/29/2011	4,200	4,192

US Central Federal Credit Union
1.900% due 10/19/2012	10,800	10,799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vita Capital III Ltd.
1.410% due 01/01/2012	$700	$654

Vita Capital Ltd.
1.190% due 01/04/2010	300	300

Wachovia Bank N.A.
0.327% due 12/02/2010	2,400	2,401

Wachovia Corp.
0.413% due 04/23/2012	18,740	18,491
0.414% due 10/15/2011	2,900	2,869

Wells Fargo & Co.
4.375% due 01/31/2013	1,600	1,663

Western Corporate Federal Credit Union
1.750% due 11/02/2012	9,900	9,862

Westpac Banking Corp.
0.444% due 12/14/2012	34,000	33,990
0.536% due 09/10/2014	1,100	1,103
2.700% due 12/09/2014	5,100	4,981

		550,308

INDUSTRIALS 2.6%

Alcoa, Inc.
6.750% due 07/15/2018	3,000	3,065

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013	1,300	1,353

Cardinal Health, Inc.
6.000% due 06/15/2017	1,000	1,020

CIGNA Corp.
6.350% due 03/15/2018	2,000	2,017

DISH DBS Corp.
7.000% due 10/01/2013	5,000	5,169

Dow Chemical Co.
2.525% due 08/08/2011	6,500	6,618
4.850% due 08/15/2012	1,700	1,788

Gaz Capital S.A.
7.343% due 04/11/2013	500	525

Marriott International, Inc.
6.375% due 06/15/2017	5,000	5,136

Masco Corp.
6.125% due 10/03/2016	1,500	1,431

PACCAR, Inc.
1.428% due 09/14/2012	6,200	6,283

Rexam PLC
6.750% due 06/01/2013	1,200	1,276

Roche Holdings, Inc.
2.262% due 02/25/2011	3,000	3,064

Spectra Energy Capital LLC
5.668% due 08/15/2014	1,500	1,625

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	1,000	1,008

UST, Inc.
6.625% due 07/15/2012	2,500	2,706

Waste Management, Inc.
6.100% due 03/15/2018	3,200	3,409

Xstrata Canada Corp.
7.350% due 06/05/2012	1,000	1,075

		48,568

UTILITIES 0.6%

American Electric Power Co., Inc.
5.250% due 06/01/2015	800	830

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
0.378% due 02/05/2010	$2,800	$2,801

Public Service Electric & Gas Co.
1.129% due 03/12/2010	900	901

Sempra Energy
6.150% due 06/15/2018	1,000	1,063

Verizon Wireless Capital LLC
2.869% due 05/20/2011	6,300	6,516

		12,111

Total Corporate Bonds & Notes (Cost $608,969)		610,987

MUNICIPAL BONDS & NOTES 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	445

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	697

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	385	390

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	1,100	1,100

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,055	844

Total Municipal Bonds & Notes (Cost $3,923)		3,476

U.S. GOVERNMENT AGENCIES 4.5%

Fannie Mae
0.291% due 12/25/2036	343	329
0.381% due 08/25/2034	196	180
0.431% due 10/27/2037	5,900	5,605
0.581% due 05/25/2042	212	192
1.031% due 02/25/2036	3,196	3,187
1.832% due 06/01/2043 - 09/01/2044	5,660	5,645
2.998% due 11/01/2034	2,934	3,028
3.419% due 07/01/2035	382	392
3.855% due 05/25/2035	1,760	1,747
4.070% due 11/01/2024	15	15
4.389% due 01/01/2035	487	499
4.585% due 12/01/2036	3,127	3,229
5.272% due 10/01/2035	1,347	1,418
5.950% due 02/25/2044	459	492

Freddie Mac
0.141% due 02/01/2011	5,264	5,262
0.383% due 07/15/2019 - 10/15/2020	10,448	10,310
0.463% due 02/15/2019	812	813
0.491% due 08/25/2031	112	102
0.583% due 12/15/2030	239	239
1.832% due 10/25/2044 - 02/25/2045	9,230	8,751
2.920% due 01/01/2034	259	260
3.734% due 08/01/2036	444	460
4.700% due 06/01/2035	4,758	4,911
5.000% due 02/15/2020	1,785	1,856
5.432% due 12/01/2035	993	1,047
5.500% due 05/15/2016	1,392	1,407

Ginnie Mae
0.533% due 03/20/2037	20,070	19,689

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.902% due 02/10/2018	$901	$986
6.020% due 08/01/2028	2,916	3,183

Total U.S. Government Agencies (Cost $85,104)		85,234

U.S. TREASURY OBLIGATIONS 82.0%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013 (i)	10,023	10,205
1.250% due 04/15/2014	25,947	26,849
1.375% due 07/15/2018	10,928	10,967
1.625% due 01/15/2015	23,776	24,757
1.625% due 01/15/2018	18,781	19,255
1.750% due 01/15/2028	89,011	85,575
1.875% due 07/15/2013	27,073	28,547
1.875% due 07/15/2015	116,180	122,561
1.875% due 07/15/2019	27,844	28,945
2.000% due 04/15/2012	47,942	50,159
2.000% due 01/15/2014 (i)	52,650	55,744
2.000% due 07/15/2014	108,965	115,571
2.000% due 01/15/2016	57,076	60,344
2.000% due 01/15/2026	84,312	84,885
2.125% due 01/15/2019	44,204	46,946
2.375% due 04/15/2011	65,024	67,026
2.375% due 01/15/2017	67,063	72,517
2.375% due 01/15/2025	70,019	74,056
2.375% due 01/15/2027	62,821	66,266
2.500% due 07/15/2016	72,795	79,363
2.500% due 01/15/2029	39,874	42,868
2.625% due 07/15/2017	49,234	54,207
3.000% due 07/15/2012	78,717	84,731
3.375% due 01/15/2012	11,931	12,776
3.375% due 04/15/2032	1,218	1,510
3.500% due 01/15/2011	869	903
3.625% due 04/15/2028	76,540	94,796
3.875% due 04/15/2029	92,321	119,087

Total U.S. Treasury Obligations (Cost $1,525,985)		1,541,416

MORTGAGE-BACKED SECURITIES 4.9%

American Home Mortgage Investment Trust
5.660% due 09/25/2045	960	758

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	420	355

Banc of America Funding Corp.
4.531% due 02/20/2036	2,231	1,928
6.086% due 01/20/2047	1,074	759

Banc of America Large Loan, Inc.
0.743% due 08/15/2029	5,014	4,431

Banc of America Mortgage Securities, Inc.
5.207% due 11/25/2034	441	385
5.404% due 02/25/2036	1,773	1,360
6.500% due 09/25/2033	85	86

BCAP LLC Trust
0.401% due 01/25/2037	1,141	545

Bear Stearns Adjustable Rate Mortgage Trust
2.181% due 03/25/2035	455	408
2.530% due 08/25/2035	958	837
2.560% due 08/25/2035	753	663
2.940% due 03/25/2035	1,385	1,214
3.562% due 01/25/2035	5,068	4,427
4.991% due 01/25/2035	1,456	1,247

Bear Stearns Alt-A Trust
5.378% due 09/25/2035	3,973	2,663
5.673% due 03/25/2036	1,281	626

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	$3,683	$2,275

Citigroup Commercial Mortgage Trust
5.700% due 12/10/2049	91	81

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	544	483
2.990% due 12/25/2035	127	112
4.098% due 08/25/2035	136	111
4.248% due 08/25/2035	595	531
4.700% due 12/25/2035	2,931	2,612
5.978% due 09/25/2037	4,652	3,263

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	200	180

Countrywide Alternative Loan Trust
0.313% due 09/20/2046	68	67
0.411% due 05/25/2047	367	184
0.413% due 02/20/2047	1,079	504
0.421% due 09/25/2046	13,102	6,248
0.511% due 12/25/2035	76	46
1.544% due 12/25/2035	378	203
6.000% due 01/25/2037	645	426

Countrywide Home Loan Mortgage Pass-Through Trust
0.571% due 06/25/2035	479	422
3.755% due 11/19/2033	126	117
5.749% due 05/20/2036	373	207

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	178	179

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.331% due 10/25/2036	71	63

First Horizon Alternative Mortgage Securities
2.596% due 06/25/2034	639	505

First Horizon Asset Securities, Inc.
5.377% due 08/25/2035	1,502	1,297

GE Capital Commercial Mortgage Corp.
4.170% due 07/10/2037	121	122
4.229% due 12/10/2037	2,504	2,533

Greenpoint Mortgage Funding Trust
0.311% due 10/25/2046	254	230
0.311% due 01/25/2047	2,288	1,986
0.451% due 06/25/2045	641	333
0.501% due 11/25/2045	361	203

Greenwich Capital Commercial Funding Corp.
4.755% due 06/10/2036	3,435	3,450

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	183	174

GSR Mortgage Loan Trust
3.336% due 09/25/2035	1,628	1,414

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	186	96

Impac Secured Assets CMN Owner Trust
0.311% due 01/25/2037	90	50

Indymac Index Mortgage Loan Trust
0.321% due 11/25/2046	203	191
2.965% due 12/25/2034	429	297

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	310	293
5.794% due 02/12/2051	1,300	1,137

JPMorgan Mortgage Trust
5.004% due 07/25/2035	2,202	2,000
5.022% due 02/25/2035	3,021	2,779

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	300	287
5.424% due 02/15/2040	225	187

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.313% due 09/15/2021	$326	$304

MASTR Adjustable Rate Mortgages Trust
3.096% due 11/21/2034	700	569

Mellon Residential Funding Corp.
0.583% due 11/15/2031	721	681
0.673% due 12/15/2030	657	592

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	200	170

Merrill Lynch Floating Trust
0.303% due 06/15/2022	166	150

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	2,006	1,377

MLCC Mortgage Investors, Inc.
0.481% due 11/25/2035	879	581
1.231% due 10/25/2035	526	431
4.250% due 10/25/2035	3,133	2,721

Morgan Stanley Capital I
0.294% due 10/15/2020	241	213
5.880% due 06/11/2049	600	536

Morgan Stanley Mortgage Loan Trust
5.355% due 06/25/2036	1,909	1,755

Opteum Mortgage Acceptance Corp.
0.491% due 07/25/2035	224	177

Residential Accredit Loans, Inc.
0.531% due 08/25/2035	263	137

Residential Asset Securitization Trust
6.500% due 08/25/2036	1,000	595

Securitized Asset Sales, Inc.
3.848% due 11/26/2023	8	7

Sequoia Mortgage Trust
0.583% due 10/19/2026	219	164

Structured Adjustable Rate Mortgage Loan Trust
0.471% due 06/25/2035	237	171
1.881% due 01/25/2035	263	125
3.586% due 02/25/2034	444	368
5.245% due 08/25/2035	375	261

Structured Asset Mortgage Investments, Inc.
0.301% due 08/25/2036	112	111
0.331% due 09/25/2047	930	878
0.421% due 06/25/2036	204	106
0.441% due 04/25/2036	868	498
0.483% due 07/19/2035	2,554	2,008
0.893% due 10/19/2034	170	135

Structured Asset Securities Corp.
0.281% due 05/25/2036	10	10
3.716% due 10/25/2035	266	219

TBW Mortgage-Backed Pass-Through Certificates
0.331% due 09/25/2036	2	2
0.341% due 01/25/2037	257	227

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	4,761	4,580
0.351% due 10/25/2046	1,443	1,415

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	599	502
0.323% due 09/15/2021	797	680
5.418% due 01/15/2045	410	393

WaMu Mortgage Pass-Through Certificates
0.491% due 11/25/2045	390	280
0.521% due 10/25/2045	2,366	1,698
1.274% due 01/25/2047	1,515	923
1.354% due 12/25/2046	198	110
1.544% due 02/25/2046	320	182

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.744% due 11/25/2042	$50	$33
2.044% due 11/25/2046	217	143
2.772% due 07/25/2046	1,410	915
6.038% due 10/25/2036	3,094	2,527

Wells Fargo Mortgage-Backed Securities Trust
3.104% due 09/25/2034	339	314
4.721% due 07/25/2034	35	35

Total Mortgage-Backed Securities (Cost $105,983)		91,585

ASSET-BACKED SECURITIES 7.1%

Access Group, Inc.
1.582% due 10/27/2025	14,421	14,844

ACE Securities Corp.
0.281% due 12/25/2036	97	80

American Express Credit Account Master Trust
0.233% due 01/15/2013	2,200	2,196
1.183% due 08/15/2012	10,300	10,302

Asset-Backed Funding Certificates
0.291% due 11/25/2036	10	10
0.291% due 01/25/2037	786	757
0.581% due 06/25/2034	1,524	1,084

Bank of America Auto Trust
1.700% due 12/15/2011	13,000	13,068

Bear Stearns Asset-Backed Securities Trust
0.281% due 11/25/2036	36	33
0.561% due 01/25/2036	22	21
0.681% due 03/25/2043	26	25
0.891% due 10/25/2032	37	32

Capital Auto Receivables Asset Trust
1.193% due 12/15/2010	3,139	3,140

Carrington Mortgage Loan Trust
0.281% due 01/25/2037	296	282

Chase Issuance Trust
0.233% due 07/16/2012	7,100	7,092
0.683% due 09/17/2012	7,300	7,310

Citigroup Mortgage Loan Trust, Inc.
0.311% due 01/25/2037	682	397

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	263	258
0.281% due 05/25/2047	88	85
0.281% due 06/25/2047	882	844
0.301% due 06/25/2047	1,810	1,706
0.341% due 10/25/2046	143	139

Credit-Based Asset Servicing & Securitization LLC
0.291% due 11/25/2036	649	463

Equity One Asset-Backed Securities, Inc.
0.531% due 04/25/2034	96	60

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036	436	426

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	1,890	1,891
1.653% due 06/15/2012	18,200	18,325
2.000% due 12/15/2011	1,700	1,710

Fremont Home Loan Trust
0.281% due 10/25/2036	17	15
0.291% due 01/25/2037	147	103

GSAMP Trust
0.271% due 10/25/2046	4	4
0.301% due 10/25/2036	6	5
0.301% due 12/25/2036	367	233

Honda Auto Receivables Owner Trust
1.500% due 08/15/2011	700	704

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.281% due 10/25/2036	$72	$47
0.281% due 12/25/2036	1,114	842

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	105	104

JPMorgan Mortgage Acquisition Corp.
0.281% due 07/25/2036	44	43
0.281% due 08/25/2036	19	18
0.281% due 10/25/2036	812	750
0.304% due 11/25/2036	10	9

Lehman XS Trust
0.311% due 11/25/2046	223	221

Long Beach Mortgage Loan Trust
0.271% due 11/25/2036	1	1
0.411% due 08/25/2035	3	3

MASTR Asset-Backed Securities Trust
0.271% due 08/25/2036	3	3
0.291% due 11/25/2036	280	278

MBNA Credit Card Master Note Trust
4.500% due 01/15/2013	5,800	5,918

Merrill Lynch Mortgage Investors, Inc.
0.301% due 07/25/2037	77	74
0.311% due 09/25/2037	33	9
0.351% due 02/25/2037	949	560

Morgan Stanley ABS Capital I
0.271% due 10/25/2036	100	97
0.281% due 09/25/2036	37	36
0.281% due 10/25/2036	26	26

Morgan Stanley IXIS Real Estate Capital Trust
0.281% due 11/25/2036	202	198

Nationstar Home Equity Loan Trust
0.351% due 04/25/2037	506	469

Nomura Asset Acceptance Corp.
0.371% due 01/25/2036	2	2

Park Place Securities, Inc.
0.491% due 09/25/2035	31	25

Renaissance Home Equity Loan Trust
0.991% due 12/25/2032	65	42

Securitized Asset-Backed Receivables LLC Trust
0.281% due 09/25/2036	6	6
0.291% due 12/25/2036	544	260

SLM Student Loan Trust
0.272% due 07/25/2017	66	66
0.282% due 04/25/2017	376	376
0.322% due 04/25/2019	8,800	8,402
0.392% due 04/25/2017	413	409
0.732% due 01/25/2017	1,500	1,497
1.782% due 04/25/2023	21,706	22,591

Soundview Home Equity Loan Trust
0.291% due 11/25/2036	103	55
1.031% due 10/25/2037	233	227

Structured Asset Investment Loan Trust
0.281% due 07/25/2036	18	17

Structured Asset Securities Corp.
0.281% due 10/25/2036	181	172
4.900% due 04/25/2035	980	651

Truman Capital Mortgage Loan Trust
0.571% due 01/25/2034	9	9

WaMu Asset-Backed Certificates
0.281% due 01/25/2037	215	161

Wells Fargo Home Equity Trust
0.481% due 12/25/2035	110	106

Total Asset-Backed Securities (Cost $132,932)		132,424

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.2%

Colombia Government International Bond
10.000% due 01/23/2012		$350	$404

Export-Import Bank of Korea
0.504% due 10/04/2011		1,600	1,603

Societe Financement de l’Economie Francaise
0.484% due 07/16/2012		19,200	19,320
2.125% due 01/30/2012		700	710

Total Sovereign Issues (Cost $21,853)			22,037

FOREIGN CURRENCY-DENOMINATED ISSUES 1.2%

Green Valley Ltd.
4.343% due 01/10/2011	EUR	500	695

ING Bank Australia Ltd.
4.850% due 06/24/2014	AUD	800	723

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)	EUR	1,750	442
5.316% due 04/05/2011 (a)		23	6

Morgan Stanley
1.048% due 03/01/2013		1,800	2,458

Republic of Germany
3.750% due 01/04/2015		7,100	10,757

Royal Bank of Scotland Group PLC
0.974% due 01/30/2017		7,000	7,810

Total Foreign Currency-Denominated Issues (Cost $23,698)			22,891

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049	800	$734

Total Convertible Preferred Securities (Cost $800)		734

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.2%

CERTIFICATES OF DEPOSIT 1.9%

Barclays Bank PLC
1.071% due 03/22/2011	$20,800	20,788

Sao Paolo IMI NY
0.897% due 06/09/2010	14,000	14,000

		34,788

REPURCHASE AGREEMENTS 0.8%

Barclays Capital, Inc.
0.010% due 01/04/2010	400	400
(Dated 12/31/2009. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% due 04/15/2010 valued at $412. Repurchase proceeds are $400.)
0.080% due 01/11/2010	13,000	13,000
(Dated 12/30/2009. Collateralized by U.S. Treasury Inflation Protected Securities 3.875% due 04/15/2029 valued at $13,468. Repurchase proceeds are $13,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.005% due 01/04/2010	$1,875	$1,875
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $1,915. Repurchase proceeds are $1,875.)

		15,275

U.S. CASH MANAGEMENT BILLS 0.1%
0.143% due 04/01/2010	1,210	1,210

U.S. TREASURY BILLS 0.5%
0.101% due 03/11/2010 - 03/25/2010 (b)(e)(f)(g)	9,640	9,639

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 5.9%
	11,161,766	111,752

Total Short-Term Instruments (Cost $172,675)		172,664

Total Investments 142.8% (Cost $2,681,922)		$2,683,448

Written Options (k) (0.2%) (Premiums $3,873)		(3,296)

Other Assets and Liabilities (Net) (42.6%)		(800,532)

Net Assets 100.0%		$1,879,620

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $1,280 have been pledged as collateral for foreign currency contracts on December 31, 2009.
(f)	Securities with an aggregate market value of $2,960 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(g)	Securities with an aggregate market value of $5,290 have been pledged as collateral for delayed-delivery securities on December 31, 2009.
(h)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $287,803 at a weighted average interest rate of 0.423%. On December 31, 2009, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $1,496 and cash of $2 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2010	61	$131
90-Day Eurodollar June Futures	Long	06/2010	311	420
90-Day Eurodollar March Futures	Long	03/2010	484	776
Euro-Bobl March Futures	Long	03/2010	222	(344)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	38	(89)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	178	352

				$1,246

(j)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Electric Power Co., Inc.	MSC	(0.470%	)	06/20/2015	0.527%	$800	$2	$0	$2
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.588%	1,300	6	0	6
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.553%	1,000	(3)	0	(3)
CIGNA Corp.	MSC	(1.210%	)	03/20/2018	1.224%	2,000	1	0	1

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	1.965%		$1,200	$(76)	$0	$(76)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	1.965%		1,500	(96)	0	(96)
DISH DBS Corp.	MLP	(3.650%	)	12/20/2013	1.965%		2,300	(146)	0	(146)
HCP, Inc.	GSC	(2.910%	)	03/20/2018	1.676%		3,000	(250)	0	(250)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	8.976%		900	189	0	189
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.669%		1,000	10	0	10
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	0.900%		5,000	(274)	0	(274)
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.708%		2,000	(13)	0	(13)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.708%		2,000	11	0	11
Masco Corp.	CITI	(1.910%	)	12/20/2016	2.135%		1,500	19	0	19
ProLogis	MSC	(1.320%	)	06/20/2018	2.658%		1,500	128	0	128
Rexam PLC	BCLY	(1.450%	)	06/20/2013	1.011%		1,200	(18)	0	(18)
Royal Bank of Scotland PLC	UBS	(1.000%	)	03/20/2017	4.022%	EUR	5,800	1,420	717	703
Sempra Energy	DUB	(0.670%	)	06/20/2018	0.630%		$1,000	(3)	0	(3)
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	0.497%		1,500	(23)	0	(23)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.856%		1,000	24	0	24
UST, Inc.	BOA	(0.340%	)	09/20/2012	0.107%		2,500	(16)	0	(16)
Waste Management, Inc.	JPM	(0.790%	)	03/20/2018	0.690%		3,200	(24)	0	(24)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.529%		1,000	(10)	0	(10)

								$858	$717	$141

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
GMAC, Inc.	GSC	3.400%	06/20/2011	3.677%	$700	$(1)	$0	$(1)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$8,178	$(72)	$394	$(466)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	11,844	(104)	570	(674)
CDX.HY-12 5-Year Index	MSC	(5.000%	)	06/20/2014	3,666	(32)	197	(229)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	9,682	(86)	587	(673)
CDX.IG-12 5-Year Index	GSC	(1.000%	)	06/20/2014	22,915	(184)	468	(652)

						$(478)	$2,216	$(2,694)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	2,500	$135	$0	$135
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		2,500	138	(7)	145
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		3,700	216	4	212
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS	BRL	3,000	47	9	38
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC		12,500	(337)	(222)	(115)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		18,400	(310)	(4)	(306)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		14,400	(214)	(125)	(89)

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Real Return Portfolio  (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP	BRL	8,500	$147	$(35)	$182
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		5,200	90	(15)	105
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		400	17	2	15
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,200	96	4	92
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY	EUR	2,100	117	(22)	139
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		2,300	(14)	2	(16)

							$128	$(409)	$537

(k)	Written options outstanding on December 31, 2009:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	$18,700	$168	$6
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	18,700	101	309
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	12,100	173	22
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	12,100	92	229
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	35,000	346	64
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	5,000	46	9
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	17,800	140	32
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	23,100	221	438
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	7,900	100	14
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	13,600	111	258
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	32,100	334	58
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	32,100	327	609
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	13,000	140	34
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	6,000	193	42
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	7,000	58	21
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	15,000	85	2
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	17,300	173	6
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	17,000	81	281
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	10,300	85	10
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	10,300	44	113
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	3,700	24	20
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	10,700	134	19
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	25,700	230	487
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	17,100	135	51
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	18,000	289	127
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	6,300	43	35

							$3,873	$3,296

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	90	$ 68,300	$1,496
Sales	1,950	899,200	7,763
Closing Buys	(1,558)	(525,400)	(5,113)
Expirations	(482)	(36,500)	(273)
Exercised	0	0	0

Balance at 12/31/2009	0	$ 405,600	$3,873

(l)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	326	01/2010	RBS	$10	$0	$10
Buy	BRL	915	02/2010	CITI	22	0	22
Sell	CHF	910	03/2010	CITI	0	(4)	(4)
Buy	CNY	5,905	03/2010	BCLY	0	(6)	(6)
Sell		3,257	03/2010	BCLY	2	0	2
Buy		3,644	03/2010	BOA	0	(3)	(3)
Buy		2,997	03/2010	CITI	0	(4)	(4)
Sell		5,279	03/2010	CITI	4	0	4
Buy		12,028	03/2010	DUB	0	(19)	(19)

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	13,567	03/2010	DUB	$9	$0	$9
Buy		2,884	03/2010	HSBC	0	(3)	(3)
Buy		27	03/2010	JPM	0	0	0
Sell		5,381	03/2010	MSC	4	0	4
Buy		15,777	06/2010	BCLY	0	(3)	(3)
Buy		6,610	06/2010	CITI	1	0	1
Buy		2,841	06/2010	DUB	0	(1)	(1)
Buy		20,536	06/2010	HSBC	0	(4)	(4)
Buy		3,184	11/2010	BCLY	0	(4)	(4)
Buy		5,161	11/2010	CITI	0	(7)	(7)
Buy		13,312	11/2010	DUB	0	(21)	(21)
Buy		5,247	11/2010	MSC	0	(9)	(9)
Buy	EUR	5,266	01/2010	RBC	0	(98)	(98)
Sell		7,855	01/2010	RBC	0	(35)	(35)
Sell		15,138	03/2010	GSC	290	0	290
Buy	GBP	534	01/2010	CITI	0	(26)	(26)
Buy		850	01/2010	GSC	5	0	5
Sell		1,643	01/2010	RBS	32	0	32
Sell	JPY	3,510,215	01/2010	BNP	1,417	0	1,417
Buy		2,942,684	01/2010	CSFB	0	(1,741)	(1,741)
Buy		537,398	01/2010	RBS	0	(211)	(211)
Buy	KRW	5,745,760	02/2010	CITI	108	0	108
Buy		3,853,700	02/2010	DUB	56	0	56
Buy		2,084,250	02/2010	JPM	38	0	38
Buy		209,000	07/2010	BCLY	2	0	2
Buy		1,857,876	07/2010	DUB	33	0	33
Buy		3,798,400	07/2010	JPM	35	0	35
Buy		344,352	07/2010	MSC	2	0	2
Buy		824,245	08/2010	MSC	1	0	1
Buy		370,670	11/2010	BCLY	0	(2)	(2)
Buy		202,627	11/2010	CITI	0	(2)	(2)
Buy	MXN	31,925	04/2010	BOA	64	0	64
Buy		23,603	04/2010	DUB	0	(19)	(19)
Buy		160,068	04/2010	RBS	28	0	28
Sell	MYR	42	02/2010	BCLY	0	0	0
Sell		4	02/2010	CITI	0	0	0
Sell		62	02/2010	DUB	0	0	0
Sell		20	02/2010	JPM	0	0	0
Sell		13	06/2010	MSC	0	0	0
Buy	PHP	2,834	04/2010	DUB	0	0	0
Buy	SGD	9,737	02/2010	CITI	0	(72)	(72)
Buy		6,973	02/2010	GSC	0	(38)	(38)
Buy		417	02/2010	HSBC	0	(3)	(3)

					$2,163	$(2,335)	$(172)

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$610,987	$0	$610,987
U.S. Treasury Obligations	0	1,541,416	0	1,541,416
Asset-Backed Securities	0	132,424	0	132,424
Short-Term Instruments	111,752	60,912	0	172,664
Other Investments +++	734	219,618	5,605	225,957

Investments, at value	$112,486	$2,565,357	$5,605	$2,683,448
Financial Derivative Instruments ++++	$1,246	$(5,485)	$0	$(4,239)

Total	$113,732	$2,559,872	$5,605	$2,679,209

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments Real Return Portfolio (Cont.)	December 31, 2009

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Other Investments +++	$0	$0	$23	$0	$563	$5,019	$5,605	$563

Financial Derivative Instruments ++++	$3,483	$0	$0	$0	$(2,991)	$(492)	$0	$0

Total	$3,483	$0	$23	$0	$(2,428)	$4,527	$5,605	$563

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$2,163	$0	$0	$0	$2,163
Unrealized appreciation on swap agreements	1,062	0	1,094	0	0	2,156

	$1,062	$2,163	$1,094	$0	$0	$4,319

Liabilities:
Written options outstanding	$3,296	$0	$0	$0	$0	$3,296
Variation margin payable ^^	99	0	0	0	0	99
Unrealized depreciation on foreign currency contracts	0	2,335	0	0	0	2,335
Unrealized depreciation on swap agreements	525	0	3,648	0	0	4,173

	$3,920	$2,335	$3,648	$0	$0	$9,903

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$236	$0	$0	$0	$0	$236
Net realized gain (loss) on futures contracts, written options and swaps	(4,118)	0	3,335	0	0	(783)
Net realized (loss) on foreign currency transactions	0	(5,241)	0	0	0	(5,241)

	$(3,882)	$(5,241)	$3,335	$0	$0	$(5,788)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(231)	$0	$0	$0	$0	$(231)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	27,797	0	(15,617)	0	0	12,180
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	4,740	0	0	0	4,740

	$27,566	$4,740	$(15,617)	$0	$0	$16,689

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,246 as reported in the Notes to Schedule of Investments.

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

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Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are

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December 31, 2009

secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation

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December 31, 2009

methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

22	PIMCO Variable Insurance Trust

December 31, 2009

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$1,500,988	$1,389,300	$0	$111,752	$88	$64

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$14,355,558	$14,796,043	$2,512,306	$2,018,860

24	PIMCO Variable Insurance Trust

December 31, 2009

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,344	$28,540	3,770	$47,376
Administrative Class	61,433	751,340	65,795	833,470
Advisor Class	1,506	18,459	3,127	39,984
Issued as reinvestment of distributions
Institutional Class	522	6,468	186	2,257
Administrative Class	8,691	107,533	3,757	46,068
Advisor Class	151	1,872	79	969
Cost of shares redeemed
Institutional Class	(799)	(9,515)	(1,363)	(16,587)
Administrative Class	(35,074)	(423,482)	(50,219)	(612,120)
Advisor Class	(1,095)	(13,305)	(2,347)	(28,788)
Net increase resulting from Portfolio share transactions	37,679	$467,910	22,785	$312,629

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	97
Administrative Class	5	64
Advisor Class	6	91

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral
$19,243	$0	$(35,227)	$(1,504)	$(27,107)	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2009, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017
$0	$0	$0	$0	$0	$27,107

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$2,716,644	$32,561	$(65,757)	$(33,196)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$114,443	$2,583	$0
12/31/2008	50,718	0	0

(5)	Includes short-term capital gains, if any, distributed.

13. SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

26	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	27

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	USD	United States Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso
EUR	Euro	MYR	Malaysian Ringgit

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	CMO	Collateralized Mortgage Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.

28	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.16%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	29

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	31

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

32	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

34	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	35

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Short-Term Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Government Agencies	36.7%
Corporate Bonds & Notes	33.9%
Sovereign Issues	7.2%
U.S. Treasury Obligations	6.6%
Asset-Backed Securities	5.9%
Short-Term Instruments	1.9%
Other	7.8%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	10 Years	Class Inception (09/30/99)
PIMCO Short-Term Portfolio Administrative Class	7.80%	3.72%	3.77%	3.81%
Citigroup 3-Month Treasury Bill Index±	0.16%	2.88%	2.84%	2.89%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Administrative Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,023.45	$1,022.18
Expenses Paid During Period†	$3.06	$3.06

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

An above-benchmark U.S. duration position, or sensitivity to changes in market interest rates, detracted from returns as interest rates moved higher across the yield curve. This was partially offset by a curve-steepening bias as the yield curve steepened.

»	Exposure to U.S. Agency mortgage-backed securities (“MBS”) added to returns as U.S. Agency MBS outperformed U.S. Treasury securities during the reporting period.

»	Exposure to the investment-grade corporate bond sector added to returns as this sector posted strong performance over the reporting period, and outperformed U.S. Treasury securities.

4	PIMCO Variable Insurance Trust

Financial Highlights  Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$9.62	$10.01	$10.04	$10.05	$10.08
Net investment income (a)	0.20	0.36	0.47	0.44	0.28
Net realized/unrealized gain (loss) on investments	0.54	(0.39)	(0.03)	(0.02)	(0.03)
Total income (loss) from investment operations	0.74	(0.03)	0.44	0.42	0.25
Dividends from net investment income	(0.20)	(0.36)	(0.47)	(0.43)	(0.28)
Distributions from net realized capital gains	(0.09)	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.29)	(0.36)	(0.47)	(0.43)	(0.28)
Net asset value end of year	$10.07	$9.62	$10.01	$10.04	$10.05
Total return	7.80%	(0.31)%	4.49%	4.27%	2.52%
Net assets end of year (000s)	$16,335	$12,385	$12,991	$9,211	$8,186
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.98%	3.65%	4.73%	4.40%	2.77%
Portfolio turnover rate	524%	191%	160%	111%	154%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$20,790
Investments in Affiliates, at value	225
Repurchase agreements, at value	175
Cash	102
Foreign currency, at value	19
Receivable for investments sold	3,733
Receivable for Portfolio shares sold	11
Interest and dividends receivable	111
Swap premiums paid	1
Unrealized appreciation on foreign currency contracts	7
Unrealized appreciation on swap agreements	24
25,198

Liabilities:
Payable for investments purchased	$2,128
Payable for Portfolio shares redeemed	4
Written options outstanding	36
Accrued related party fees	12
Swap premiums received	22
Unrealized depreciation on foreign currency contracts	9
Unrealized depreciation on swap agreements	8
2,219

Net Assets	$22,979

Net Assets Consist of:
Paid in capital	$22,994
Undistributed net investment income	193
Accumulated undistributed net realized gain	15
Net unrealized (depreciation)	(223)
$22,979

Net Assets:
Institutional Class	$6,273
Administrative Class	16,335
Advisor Class	371

Shares Issued and Outstanding:
Institutional Class	623
Administrative Class	1,622
Advisor Class	37

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.07
Administrative Class	10.07
Advisor Class	10.07

Cost of Investments Owned	$21,015
Cost of Investments in Affiliates Owned	$225
Cost of Repurchase Agreements Owned	$175
Cost of Foreign Currency Held	$20
Premiums Received on Written Options	$24

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$657
Dividends from Affiliate investments	5
Total Income	662

Expenses:
Investment advisory fees	64
Supervisory and administrative fees	51
Servicing fees – Administrative Class	25
Interest expense	1
Total Expenses	141

Net Investment Income	521

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	469
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	571
Net realized (loss) on foreign currency transactions	(126)
Net change in unrealized appreciation on investments	496
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(183)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	145
Net Gain	1,374

Net Increase in Net Assets Resulting from Operations	$1,895

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$521	$910
Net realized gain (loss)	914	(283)
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	458	(711)
Net increase (decrease) resulting from operations	1,895	(84)

Distributions to Shareholders:
From net investment income
Institutional Class	(196)	(391)
Administrative Class	(327)	(515)
From net realized capital gains
Institutional Class	(56)	0
Administrative Class	(155)	0
Advisor Class	(3)	0

Total Distributions	(737)	(906)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	3,080	6,034
Administrative Class	25,774	11,091
Advisor Class	429	0
Issued as reinvestment of distributions
Institutional Class	252	391
Administrative Class	482	515
Advisor Class	3	0
Cost of shares redeemed
Institutional Class	(8,650)	(8,220)
Administrative Class	(22,986)	(11,620)
Advisor Class	(58)	0
Net (decrease) resulting from Portfolio share transactions	(1,674)	(1,809)

Total (Decrease) in Net Assets	(516)	(2,799)

Net Assets:
Beginning of year	23,495	26,294
End of year*	$22,979	$23,495

*Including undistributed net investment income of:	$193	$354

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 31.3%

BANKING & FINANCE 23.4%

American Express Bank FSB
0.361% due 05/29/2012	$200	$195

American Express Credit Corp.
0.392% due 06/16/2011	100	99

American Honda Finance Corp.
1.003% due 06/20/2011	300	300

American International Group, Inc.
0.321% due 01/29/2010	200	200

ASIF I
0.432% due 07/26/2010	300	291

Bear Stearns Cos. LLC
0.482% due 08/15/2011	100	100

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	200	202

Citigroup, Inc.
0.379% due 03/16/2012	200	193
5.500% due 04/11/2013	160	166
6.000% due 02/21/2012	250	264

Dexia Credit Local
0.899% due 09/23/2011	300	303

General Electric Capital Corp.
1.167% due 05/22/2013	100	98

John Deere Capital Corp.
1.006% due 06/10/2011	250	252

Lehman Brothers Holdings, Inc.
3.011% due 12/23/2010 (a)	100	20

Macquarie Bank Ltd.
0.484% due 02/16/2010	200	200

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	200	196
6.050% due 08/15/2012	100	107

Metropolitan Life Global Funding I
0.504% due 03/15/2012	170	168
2.875% due 09/17/2012	100	101

Monumental Global Funding II
0.232% due 05/26/2010	200	199

Morgan Stanley
0.534% due 01/18/2011	100	100
5.300% due 03/01/2013	100	105

National Rural Utilities Cooperative Finance Corp.
1.065% due 07/01/2010	200	201

Pricoa Global Funding I
5.400% due 10/18/2012	200	209

Royal Bank of Scotland Group PLC
0.514% due 03/30/2012	200	199
0.972% due 05/11/2012	300	304

Suncorp-Metway Ltd.
1.784% due 07/16/2012	300	310

Swedbank AB
0.734% due 01/14/2013	300	299

		5,381

INDUSTRIALS 3.2%

Siemens Financieringsmaatschappij NV
5.750% due 10/17/2016	100	108

Southern Co.
0.969% due 08/20/2010	200	201

Transcontinental Gas Pipe Line Co. LLC
7.000% due 08/15/2011	200	215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

XTO Energy, Inc.
4.625% due 06/15/2013	$200	$213

		737

UTILITIES 4.7%

Appalachian Power Co.
5.650% due 08/15/2012	182	195

Enel Finance International S.A.
5.700% due 01/15/2013	100	108

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	50	51

Qatar Petroleum
5.579% due 05/30/2011	83	86

Telecom Italia Capital S.A.
6.175% due 06/18/2014	200	217

Verizon Wireless Capital LLC
2.869% due 05/20/2011	200	207

Vodafone Group PLC
7.750% due 02/15/2010	200	201

		1,065

Total Corporate Bonds & Notes (Cost $7,132)		7,183

MUNICIPAL BONDS & NOTES 1.3%

New York City, New York General Obligation Notes, Series 2003
0.784% due 01/15/2010	300	300

Total Municipal Bonds & Notes (Cost $300)		300

U.S. GOVERNMENT AGENCIES 33.9%

Fannie Mae
0.152% due 05/13/2011	3,000	2,999
0.291% due 12/25/2036	57	55
0.351% due 03/25/2034	23	21
0.381% due 08/25/2034	6	5
0.431% due 10/27/2037	100	95
0.581% due 05/25/2042	18	16
1.832% due 03/01/2044 - 07/01/2044	82	81
3.250% due 10/01/2031	4	4

Federal Farm Credit Bank
0.305% due 07/01/2011	500	501

Federal Home Loan Bank
4.850% due 02/04/2011	425	444
5.875% due 02/15/2011	400	423

Freddie Mac
0.110% due 11/09/2011	400	399
0.208% due 08/05/2011	800	800
0.271% due 12/25/2036	80	77
0.463% due 02/15/2019	232	232
0.583% due 06/15/2031	35	35
1.832% due 10/25/2044 - 02/25/2045	400	375
2.032% due 07/25/2044	77	74
2.050% due 03/09/2011	1,000	1,003
3.250% due 02/25/2011	100	103
5.000% due 01/15/2018	23	24
5.500% due 08/15/2030	1	1
9.500% due 12/01/2019	2	2

Ginnie Mae
4.000% due 02/20/2032	15	16

Total U.S. Government Agencies (Cost $7,828)		7,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 6.1%

U.S. Treasury Notes
1.000% due 10/31/2011 (d)	$200	$200
1.250% due 11/30/2010 (d)	1,200	1,209

Total U.S. Treasury Obligations (Cost $1,410)		1,409

MORTGAGE-BACKED SECURITIES 3.7%

Banc of America Mortgage Securities, Inc.
4.581% due 07/20/2032	2	2
5.500% due 07/25/2035	115	108

Bear Stearns Adjustable Rate Mortgage Trust
3.770% due 01/25/2034	8	7

Bear Stearns Alt-A Trust
5.378% due 09/25/2035	44	30

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	1	1

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	30	27

Countrywide Alternative Loan Trust
0.383% due 05/20/2046	15	15

Countrywide Home Loan Mortgage Pass-Through Trust
0.571% due 06/25/2035	44	38

CS First Boston Mortgage Securities Corp.
0.879% due 03/25/2032	8	7
2.343% due 05/25/2032	1	1
3.340% due 06/25/2033	35	29

First Republic Mortgage Loan Trust
0.533% due 08/15/2032	29	23

Greenpoint Mortgage Funding Trust
0.451% due 06/25/2045	55	29

GSR Mortgage Loan Trust
3.336% due 09/25/2035	51	44

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	70	36

Impac Secured Assets CMN Owner Trust
0.311% due 01/25/2037	9	5

JPMorgan Mortgage Trust
5.022% due 02/25/2035	130	119

Mellon Residential Funding Corp.
0.673% due 12/15/2030	16	14

Merrill Lynch Floating Trust
0.303% due 06/15/2022	55	50

MLCC Mortgage Investors, Inc.
1.231% due 10/25/2035	25	20

Structured Asset Mortgage Investments, Inc.
0.461% due 05/25/2045	85	50
0.483% due 07/19/2035	10	6
0.893% due 09/19/2032	8	7

Structured Asset Securities Corp.
0.281% due 05/25/2036	10	10

Thornburg Mortgage Securities Trust
0.331% due 03/25/2037	66	64
0.341% due 11/25/2046	48	46

WaMu Mortgage Pass-Through Certificates
1.544% due 02/25/2046	40	23
1.544% due 08/25/2046	58	32
1.744% due 11/25/2042	23	15
1.944% due 06/25/2042	5	4

Total Mortgage-Backed Securities (Cost $1,070)		862

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 5.4%

ACE Securities Corp.
0.281% due 12/25/2036	$24	$20

Bear Stearns Asset-Backed Securities Trust
0.281% due 11/25/2036	18	17
0.316% due 10/25/2036	23	21
0.891% due 10/25/2032	3	2

Carrington Mortgage Loan Trust
0.331% due 06/25/2037	52	45

Chase Issuance Trust
1.754% due 09/15/2015	200	206

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	14	14
0.391% due 02/25/2036	6	6
0.711% due 12/25/2031	3	1
0.971% due 05/25/2032	1	1

CS First Boston Mortgage Securities Corp.
0.971% due 08/25/2032	2	1

Daimler Chrysler Auto Trust
1.165% due 07/08/2011	118	118

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	86	86
0.796% due 07/15/2010	67	67
1.433% due 12/15/2010	29	29
1.653% due 06/15/2012	200	201

Fremont Home Loan Trust
0.291% due 01/25/2037	25	17

Irwin Home Equity Corp.
0.771% due 07/25/2032	2	1

JPMorgan Mortgage Acquisition Corp.
0.281% due 10/25/2036	25	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
0.281% due 11/25/2036	$13	$10

New Century Home Equity Loan Trust
0.491% due 06/25/2035	20	16

Renaissance Home Equity Loan Trust
0.591% due 11/25/2034	11	9
0.671% due 08/25/2033	12	8
0.731% due 12/25/2033	53	43

SLM Student Loan Trust
0.272% due 07/25/2017	73	73
1.782% due 04/25/2023	185	193

Structured Asset Investment Loan Trust
0.281% due 07/25/2036	9	9

Structured Asset Securities Corp.
0.521% due 01/25/2033	4	3

Wells Fargo Home Equity Trust
0.471% due 10/25/2035	6	6

Total Asset-Backed Securities (Cost $1,279)		1,246

SOVEREIGN ISSUES 6.6%

Kommunalbanken AS
3.375% due 11/15/2011	200	206

Societe Financement de l’Economie Francaise
2.375% due 03/26/2012	1,300	1,317

Total Sovereign Issues (Cost $1,521)		1,523

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 2.1%

Nykredit Realkredit A/S
4.000% due 01/01/2010	DKK	2,500	$482

Total Foreign Currency-Denominated Issues (Cost $475)			482

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS 0.8%

State Street Bank and Trust Co.
0.005% due 01/04/2010		175	175

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $180. Repurchase proceeds are $175.)

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 1.0%
		22,480	225

Total Short-Term Instruments (Cost $400)			400

Total Investments 92.2% (Cost $21,415)			$21,190

Written Options (f) (0.2%) (Premiums $24)			(36)

Other Assets and Liabilities (Net) 8.0%			1,825

Net Assets 100.0%			$22,979

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Affiliated to the Portfolio.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $2,079 at a weighted average interest rate of 0.370%. On December 31, 2009, there were no open reverse repurchase agreements.
(d)	Securities with an aggregate market value of $46 have been pledged as collateral for futures contracts on December 31, 2009:
(e)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Brazil Government International Bond	BCLY	1.000%	12/20/2010	0.584%	$100	$1	$1	$0
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.584%	100	0	0	0
General Electric Capital Corp.	DUB	1.020%	06/20/2010	0.690%	100	0	0	0
General Electric Capital Corp.	MSC	5.000%	06/20/2011	1.313%	100	6	(6)	12
Mexico Government International Bond	BCLY	1.000%	12/20/2010	0.653%	100	0	0	0
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.653%	100	0	0	0
Morgan Stanley	JPM	0.850%	09/20/2012	0.920%	200	0	0	0
SLM Corp.	BOA	5.000%	12/20/2010	3.754%	100	2	(10)	12

						$9	$(15)	$24

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2012	UBS	AUD	1,400	$(14)	$(6)	$(8)

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$ 120.000	02/19/2010	20	$7	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/19/2010	1	0	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	20	6	21

				$13	$23

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	$ 1,100	$2	$1
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,100	9	12

							$11	$13

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	0	$800	$23
Sales	178	17,900	250
Closing Buys	(105)	(16,200)	(229)
Expirations	(32)	(300)	(20)
Exercised	0	0	0

Balance at 12/31/2009	41	$2,200	$24

(g)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	27	01/2010	RBS	$0	$(1)	$(1)
Buy	CLP	10,534	02/2010	JPM	2	0	2
Buy	CNY	132	03/2010	BCLY	0	0	0
Sell		47	03/2010	BCLY	0	0	0
Sell		68	03/2010	CITI	0	0	0
Buy		241	03/2010	DUB	0	(1)	(1)
Sell		184	03/2010	DUB	0	0	0
Sell		75	03/2010	MSC	0	0	0
Buy		95	06/2010	BCLY	0	0	0
Buy		40	06/2010	CITI	0	0	0
Buy		18	06/2010	DUB	0	0	0
Buy		129	06/2010	HSBC	0	0	0
Buy		46	11/2010	BCLY	0	0	0
Buy		66	11/2010	CITI	0	0	0
Buy		180	11/2010	DUB	0	0	0
Buy		73	11/2010	MSC	0	0	0
Sell	DKK	82	01/2010	HSBC	0	0	0
Sell		2,500	01/2010	RBS	0	(7)	(7)
Buy		100	01/2010	UBS	0	0	0
Sell	EUR	8	02/2010	RBS	0	0	0
Sell	GBP	53	01/2010	CITI	3	0	3
Buy	MXN	1,760	04/2010	JPM	1	0	1
Buy	SGD	4	03/2010	MSC	0	0	0
Buy	ZAR	213	02/2010	CITI	1	0	1

					$7	$(9)	$(2)

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Short-Term Portfolio (Cont.)

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$7,183	$0	$7,183
U.S. Government Agencies	0	7,690	95	7,785
U.S. Treasury Obligations	0	1,409	0	1,409
Asset-Backed Securities	0	1,246	0	1,246
Sovereign Issues	0	1,523	0	1,523
Other Investments +++	225	1,819	0	2,044

Investments, at value	$225	$20,870	$95	$21,190
Financial Derivative Instruments ++++	$0	$(22)	$0	$(22)

Total	$225	$20,848	$95	$21,168

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Corporate Bonds & Notes	$244	$0	$33	$0	$14	$(291)	$0	$0
U.S. Government Agencies	0	0	0	0	10	85	95	10

Investments, at value	$244	$0	$33	$0	$24	$(206)	$95	$10

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$7	$0	$0	$0	$7
Unrealized appreciation on swap agreements	0	0	24	0	0	24

	$0	$7	$24	$0	$0	$31

Liabilities:
Written options outstanding	$36	$0	$0	$0	$0	$36
Unrealized depreciation on foreign currency contracts	0	9	0	0	0	9
Unrealized depreciation on swap agreements	8	0	0	0	0	8

	$44	$9	$0	$0	$0	$53

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$23	$0	$0	$0	$0	$23
Net realized gain on futures contracts, written options and swaps	564	0	7	0	0	571
Net realized (loss) on foreign currency transactions	0	(99)	0	0	0	(99)

	$587	$(99)	$7	$0	$0	$495

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(59)	$0	$0	$0	$0	$(59)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(237)	0	54	0	0	(183)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	136	0	0	0	136

	$(296)	$136	$54	$0	$0	$(106)

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	December 31, 2009	13

Notes to Financial Statements

1.  ORGANIZATION

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

14	PIMCO Variable Insurance Trust

December 31, 2009

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Annual Report	December 31, 2009	15

Notes to Financial Statements (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the

Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain

16	PIMCO Variable Insurance Trust

December 31, 2009

derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the

18	PIMCO Variable Insurance Trust

December 31, 2009

Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the

“Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees   Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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December 31, 2009

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$101	$552

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$23,805	$23,583	$0	$225	$5	$2

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$106,319	$110,602	$37,931	$35,944

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	313	$3,080	610	$6,034
Administrative Class	2,598	25,774	1,120	11,091
Advisor Class	42	429	0	0
Issued as reinvestment of distributions
Institutional Class	25	252	39	391
Administrative Class	48	482	53	515
Advisor Class	0	3	0	0
Cost of shares redeemed
Institutional Class	(869)	(8,650)	(824)	(8,220)
Administrative Class	(2,311)	(22,986)	(1,183)	(11,620)
Advisor Class	(5)	(58)	0	0
Net (decrease) resulting from Portfolio share transactions	(159)	$(1,674)	(185)	$(1,809)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	96
Administrative Class	4	78
Advisor Class	1	97

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	PIMCO Variable Insurance Trust

December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$198	$33	$(245)	$(1)	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$21,438	$184	$(432)	$(248)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$597	$140	$0
12/31/2008	906	0	0

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

Annual Report	December 31, 2009	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CITI	Citigroup, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	USD	United States Dollar
CLP	Chilean Peso	GBP	British Pound	ZAR	South African Rand
CNY	Chinese Renminbi	MXN	Mexican Peso
DKK	Danish Krone	SGD	Singapore Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	LIBOR	London Interbank Offered Rate
CMO	Collateralized Mortgage Obligation

Annual Report	December 31, 2009	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	27

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

30	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Short-Term Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Government Agencies	36.7%
Corporate Bonds & Notes	33.9%
Sovereign Issues	7.2%
U.S. Treasury Obligations	6.6%
Asset-Backed Securities	5.9%
Short-Term Instruments	1.9%
Other	7.8%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (04/28/00)
PIMCO Short-Term Portfolio Institutional Class	7.96%	3.87%	3.86%
Citigroup 3-Month Treasury Bill Index±	0.16%	2.88%	2.74%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.45% for Institutional Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,024.25	$1,022.94
Expenses Paid During Period†	$2.30	$2.29

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

An above-benchmark U.S. duration position, or sensitivity to changes in market interest rates, detracted from returns as interest rates moved higher across the yield curve. This was partially offset by a curve-steepening bias as the yield curve steepened.

»	Exposure to U.S. Agency mortgage-backed securities (“MBS”) added to returns as U.S. Agency MBS outperformed U.S. Treasury securities during the reporting period.

»	Exposure to the investment-grade corporate bond sector added to returns as this sector posted strong performance over the reporting period, and outperformed U.S. Treasury securities.

4	PIMCO Variable Insurance Trust

Financial Highlights  Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Institutional Class
Net asset value beginning of year	$9.62	$10.01	$10.04	$10.05	$10.08
Net investment income (a)	0.22	0.38	0.49	0.45	0.30
Net realized/unrealized gain (loss) on investments	0.54	(0.39)	(0.03)	(0.01)	(0.03)
Total income (loss) from investment operations	0.76	(0.01)	0.46	0.44	0.27
Dividends from net investment income	(0.22)	(0.38)	(0.49)	(0.45)	(0.30)
Distributions from net realized capital gains	(0.09)	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.31)	(0.38)	(0.49)	(0.45)	(0.30)
Net asset value end of year	$10.07	$9.62	$10.01	$10.04	$10.05
Total return	7.96%	(0.16)%	4.65%	4.43%	2.67%
Net assets end of year (000s)	$6,273	$11,110	$13,303	$17,372	$32,419
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	2.21%	3.84%	4.87%	4.44%	2.95%
Portfolio turnover rate	524%	191%	160%	111%	154%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$20,790
Investments in Affiliates, at value	225
Repurchase agreements, at value	175
Cash	102
Foreign currency, at value	19
Receivable for investments sold	3,733
Receivable for Portfolio shares sold	11
Interest and dividends receivable	111
Swap premiums paid	1
Unrealized appreciation on foreign currency contracts	7
Unrealized appreciation on swap agreements	24
25,198

Liabilities:
Payable for investments purchased	$2,128
Payable for Portfolio shares redeemed	4
Written options outstanding	36
Accrued related party fees	12
Swap premiums received	22
Unrealized depreciation on foreign currency contracts	9
Unrealized depreciation on swap agreements	8
2,219

Net Assets	$22,979

Net Assets Consist of:
Paid in capital	$22,994
Undistributed net investment income	193
Accumulated undistributed net realized gain	15
Net unrealized (depreciation)	(223)
$22,979

Net Assets:
Institutional Class	$6,273
Administrative Class	16,335
Advisor Class	371

Shares Issued and Outstanding:
Institutional Class	623
Administrative Class	1,622
Advisor Class	37

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.07
Administrative Class	10.07
Advisor Class	10.07

Cost of Investments Owned	$21,015
Cost of Investments in Affiliates Owned	$225
Cost of Repurchase Agreements Owned	$175
Cost of Foreign Currency Held	$20
Premiums Received on Written Options	$24

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$657
Dividends from Affiliate investments	5
Total Income	662

Expenses:
Investment advisory fees	64
Supervisory and administrative fees	51
Servicing fees – Administrative Class	25
Interest expense	1
Total Expenses	141

Net Investment Income	521

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	469
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	571
Net realized (loss) on foreign currency transactions	(126)
Net change in unrealized appreciation on investments	496
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(183)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	145
Net Gain	1,374

Net Increase in Net Assets Resulting from Operations	$1,895

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$521	$910
Net realized gain (loss)	914	(283)
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	458	(711)
Net increase (decrease) resulting from operations	1,895	(84)

Distributions to Shareholders:
From net investment income
Institutional Class	(196)	(391)
Administrative Class	(327)	(515)
From net realized capital gains
Institutional Class	(56)	0
Administrative Class	(155)	0
Advisor Class	(3)	0

Total Distributions	(737)	(906)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	3,080	6,034
Administrative Class	25,774	11,091
Advisor Class	429	0
Issued as reinvestment of distributions
Institutional Class	252	391
Administrative Class	482	515
Advisor Class	3	0
Cost of shares redeemed
Institutional Class	(8,650)	(8,220)
Administrative Class	(22,986)	(11,620)
Advisor Class	(58)	0
Net (decrease) resulting from Portfolio share transactions	(1,674)	(1,809)

Total (Decrease) in Net Assets	(516)	(2,799)

Net Assets:
Beginning of year	23,495	26,294
End of year*	$22,979	$23,495

*Including undistributed net investment income of:	$193	$354

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 31.3%

BANKING & FINANCE 23.4%

American Express Bank FSB
0.361% due 05/29/2012	$200	$195

American Express Credit Corp.
0.392% due 06/16/2011	100	99

American Honda Finance Corp.
1.003% due 06/20/2011	300	300

American International Group, Inc.
0.321% due 01/29/2010	200	200

ASIF I
0.432% due 07/26/2010	300	291

Bear Stearns Cos. LLC
0.482% due 08/15/2011	100	100

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	200	202

Citigroup, Inc.
0.379% due 03/16/2012	200	193
5.500% due 04/11/2013	160	166
6.000% due 02/21/2012	250	264

Dexia Credit Local
0.899% due 09/23/2011	300	303

General Electric Capital Corp.
1.167% due 05/22/2013	100	98

John Deere Capital Corp.
1.006% due 06/10/2011	250	252

Lehman Brothers Holdings, Inc.
3.011% due 12/23/2010 (a)	100	20

Macquarie Bank Ltd.
0.484% due 02/16/2010	200	200

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	200	196
6.050% due 08/15/2012	100	107

Metropolitan Life Global Funding I
0.504% due 03/15/2012	170	168
2.875% due 09/17/2012	100	101

Monumental Global Funding II
0.232% due 05/26/2010	200	199

Morgan Stanley
0.534% due 01/18/2011	100	100
5.300% due 03/01/2013	100	105

National Rural Utilities Cooperative Finance Corp.
1.065% due 07/01/2010	200	201

Pricoa Global Funding I
5.400% due 10/18/2012	200	209

Royal Bank of Scotland Group PLC
0.514% due 03/30/2012	200	199
0.972% due 05/11/2012	300	304

Suncorp-Metway Ltd.
1.784% due 07/16/2012	300	310

Swedbank AB
0.734% due 01/14/2013	300	299

		5,381

INDUSTRIALS 3.2%

Siemens Financieringsmaatschappij NV
5.750% due 10/17/2016	100	108

Southern Co.
0.969% due 08/20/2010	200	201

Transcontinental Gas Pipe Line Co. LLC
7.000% due 08/15/2011	200	215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

XTO Energy, Inc.
4.625% due 06/15/2013	$200	$213

		737

UTILITIES 4.7%

Appalachian Power Co.
5.650% due 08/15/2012	182	195

Enel Finance International S.A.
5.700% due 01/15/2013	100	108

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	50	51

Qatar Petroleum
5.579% due 05/30/2011	83	86

Telecom Italia Capital S.A.
6.175% due 06/18/2014	200	217

Verizon Wireless Capital LLC
2.869% due 05/20/2011	200	207

Vodafone Group PLC
7.750% due 02/15/2010	200	201

		1,065

Total Corporate Bonds & Notes (Cost $7,132)		7,183

MUNICIPAL BONDS & NOTES 1.3%

New York City, New York General Obligation Notes, Series 2003
0.784% due 01/15/2010	300	300

Total Municipal Bonds & Notes (Cost $300)		300

U.S. GOVERNMENT AGENCIES 33.9%

Fannie Mae
0.152% due 05/13/2011	3,000	2,999
0.291% due 12/25/2036	57	55
0.351% due 03/25/2034	23	21
0.381% due 08/25/2034	6	5
0.431% due 10/27/2037	100	95
0.581% due 05/25/2042	18	16
1.832% due 03/01/2044 - 07/01/2044	82	81
3.250% due 10/01/2031	4	4

Federal Farm Credit Bank
0.305% due 07/01/2011	500	501

Federal Home Loan Bank
4.850% due 02/04/2011	425	444
5.875% due 02/15/2011	400	423

Freddie Mac
0.110% due 11/09/2011	400	399
0.208% due 08/05/2011	800	800
0.271% due 12/25/2036	80	77
0.463% due 02/15/2019	232	232
0.583% due 06/15/2031	35	35
1.832% due 10/25/2044 - 02/25/2045	400	375
2.032% due 07/25/2044	77	74
2.050% due 03/09/2011	1,000	1,003
3.250% due 02/25/2011	100	103
5.000% due 01/15/2018	23	24
5.500% due 08/15/2030	1	1
9.500% due 12/01/2019	2	2

Ginnie Mae
4.000% due 02/20/2032	15	16

Total U.S. Government Agencies (Cost $7,828)		7,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 6.1%

U.S. Treasury Notes
1.000% due 10/31/2011 (d)	$200	$200
1.250% due 11/30/2010 (d)	1,200	1,209

Total U.S. Treasury Obligations (Cost $1,410)		1,409

MORTGAGE-BACKED SECURITIES 3.7%

Banc of America Mortgage Securities, Inc.
4.581% due 07/20/2032	2	2
5.500% due 07/25/2035	115	108

Bear Stearns Adjustable Rate Mortgage Trust
3.770% due 01/25/2034	8	7

Bear Stearns Alt-A Trust
5.378% due 09/25/2035	44	30

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	1	1

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	30	27

Countrywide Alternative Loan Trust
0.383% due 05/20/2046	15	15

Countrywide Home Loan Mortgage Pass-Through Trust
0.571% due 06/25/2035	44	38

CS First Boston Mortgage Securities Corp.
0.879% due 03/25/2032	8	7
2.343% due 05/25/2032	1	1
3.340% due 06/25/2033	35	29

First Republic Mortgage Loan Trust
0.533% due 08/15/2032	29	23

Greenpoint Mortgage Funding Trust
0.451% due 06/25/2045	55	29

GSR Mortgage Loan Trust
3.336% due 09/25/2035	51	44

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	70	36

Impac Secured Assets CMN Owner Trust
0.311% due 01/25/2037	9	5

JPMorgan Mortgage Trust
5.022% due 02/25/2035	130	119

Mellon Residential Funding Corp.
0.673% due 12/15/2030	16	14

Merrill Lynch Floating Trust
0.303% due 06/15/2022	55	50

MLCC Mortgage Investors, Inc.
1.231% due 10/25/2035	25	20

Structured Asset Mortgage Investments, Inc.
0.461% due 05/25/2045	85	50
0.483% due 07/19/2035	10	6
0.893% due 09/19/2032	8	7

Structured Asset Securities Corp.
0.281% due 05/25/2036	10	10

Thornburg Mortgage Securities Trust
0.331% due 03/25/2037	66	64
0.341% due 11/25/2046	48	46

WaMu Mortgage Pass-Through Certificates
1.544% due 02/25/2046	40	23
1.544% due 08/25/2046	58	32
1.744% due 11/25/2042	23	15
1.944% due 06/25/2042	5	4

Total Mortgage-Backed Securities (Cost $1,070)		862

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 5.4%

ACE Securities Corp.
0.281% due 12/25/2036	$24	$20

Bear Stearns Asset-Backed Securities Trust
0.281% due 11/25/2036	18	17
0.316% due 10/25/2036	23	21
0.891% due 10/25/2032	3	2

Carrington Mortgage Loan Trust
0.331% due 06/25/2037	52	45

Chase Issuance Trust
1.754% due 09/15/2015	200	206

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	14	14
0.391% due 02/25/2036	6	6
0.711% due 12/25/2031	3	1
0.971% due 05/25/2032	1	1

CS First Boston Mortgage Securities Corp.
0.971% due 08/25/2032	2	1

Daimler Chrysler Auto Trust
1.165% due 07/08/2011	118	118

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	86	86
0.796% due 07/15/2010	67	67
1.433% due 12/15/2010	29	29
1.653% due 06/15/2012	200	201

Fremont Home Loan Trust
0.291% due 01/25/2037	25	17

Irwin Home Equity Corp.
0.771% due 07/25/2032	2	1

JPMorgan Mortgage Acquisition Corp.
0.281% due 10/25/2036	25	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
0.281% due 11/25/2036	$13	$10

New Century Home Equity Loan Trust
0.491% due 06/25/2035	20	16

Renaissance Home Equity Loan Trust
0.591% due 11/25/2034	11	9
0.671% due 08/25/2033	12	8
0.731% due 12/25/2033	53	43

SLM Student Loan Trust
0.272% due 07/25/2017	73	73
1.782% due 04/25/2023	185	193

Structured Asset Investment Loan Trust
0.281% due 07/25/2036	9	9

Structured Asset Securities Corp.
0.521% due 01/25/2033	4	3

Wells Fargo Home Equity Trust
0.471% due 10/25/2035	6	6

Total Asset-Backed Securities (Cost $1,279)		1,246

SOVEREIGN ISSUES 6.6%

Kommunalbanken AS
3.375% due 11/15/2011	200	206

Societe Financement de l’Economie Francaise
2.375% due 03/26/2012	1,300	1,317

Total Sovereign Issues (Cost $1,521)		1,523

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 2.1%

Nykredit Realkredit A/S
4.000% due 01/01/2010	DKK	2,500	$482

Total Foreign Currency-Denominated Issues (Cost $475)			482

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS 0.8%

State Street Bank and Trust Co.
0.005% due 01/04/2010		175	175

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $180. Repurchase proceeds are $175.)

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 1.0%
		22,480	225

Total Short-Term Instruments (Cost $400)			400

Total Investments 92.2% (Cost $21,415)			$21,190

Written Options (f) (0.2%) (Premiums $24)			(36)

Other Assets and Liabilities (Net) 8.0%			1,825

Net Assets 100.0%			$22,979

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Affiliated to the Portfolio.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $2,079 at a weighted average interest rate of 0.370%. On December 31, 2009, there were no open reverse repurchase agreements.
(d)	Securities with an aggregate market value of $46 have been pledged as collateral for futures contracts on December 31, 2009:
(e)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Brazil Government International Bond	BCLY	1.000%	12/20/2010	0.584%	$100	$1	$1	$0
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.584%	100	0	0	0
General Electric Capital Corp.	DUB	1.020%	06/20/2010	0.690%	100	0	0	0
General Electric Capital Corp.	MSC	5.000%	06/20/2011	1.313%	100	6	(6)	12
Mexico Government International Bond	BCLY	1.000%	12/20/2010	0.653%	100	0	0	0
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.653%	100	0	0	0
Morgan Stanley	JPM	0.850%	09/20/2012	0.920%	200	0	0	0
SLM Corp.	BOA	5.000%	12/20/2010	3.754%	100	2	(10)	12

						$9	$(15)	$24

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2012	UBS	AUD	1,400	$(14)	$(6)	$(8)

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$ 120.000	02/19/2010	20	$7	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/19/2010	1	0	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	20	6	21

				$13	$23

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	$ 1,100	$2	$1
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,100	9	12

							$11	$13

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	0	$800	$23
Sales	178	17,900	250
Closing Buys	(105)	(16,200)	(229)
Expirations	(32)	(300)	(20)
Exercised	0	0	0

Balance at 12/31/2009	41	$2,200	$24

(g)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	27	01/2010	RBS	$0	$(1)	$(1)
Buy	CLP	10,534	02/2010	JPM	2	0	2
Buy	CNY	132	03/2010	BCLY	0	0	0
Sell		47	03/2010	BCLY	0	0	0
Sell		68	03/2010	CITI	0	0	0
Buy		241	03/2010	DUB	0	(1)	(1)
Sell		184	03/2010	DUB	0	0	0
Sell		75	03/2010	MSC	0	0	0
Buy		95	06/2010	BCLY	0	0	0
Buy		40	06/2010	CITI	0	0	0
Buy		18	06/2010	DUB	0	0	0
Buy		129	06/2010	HSBC	0	0	0
Buy		46	11/2010	BCLY	0	0	0
Buy		66	11/2010	CITI	0	0	0
Buy		180	11/2010	DUB	0	0	0
Buy		73	11/2010	MSC	0	0	0
Sell	DKK	82	01/2010	HSBC	0	0	0
Sell		2,500	01/2010	RBS	0	(7)	(7)
Buy		100	01/2010	UBS	0	0	0
Sell	EUR	8	02/2010	RBS	0	0	0
Sell	GBP	53	01/2010	CITI	3	0	3
Buy	MXN	1,760	04/2010	JPM	1	0	1
Buy	SGD	4	03/2010	MSC	0	0	0
Buy	ZAR	213	02/2010	CITI	1	0	1

					$7	$(9)	$(2)

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Short-Term Portfolio (Cont.)

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$7,183	$0	$7,183
U.S. Government Agencies	0	7,690	95	7,785
U.S. Treasury Obligations	0	1,409	0	1,409
Asset-Backed Securities	0	1,246	0	1,246
Sovereign Issues	0	1,523	0	1,523
Other Investments +++	225	1,819	0	2,044

Investments, at value	$225	$20,870	$95	$21,190
Financial Derivative Instruments ++++	$0	$(22)	$0	$(22)

Total	$225	$20,848	$95	$21,168

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Corporate Bonds & Notes	$244	$0	$33	$0	$14	$(291)	$0	$0
U.S. Government Agencies	0	0	0	0	10	85	95	10

Investments, at value	$244	$0	$33	$0	$24	$(206)	$95	$10

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$7	$0	$0	$0	$7
Unrealized appreciation on swap agreements	0	0	24	0	0	24

	$0	$7	$24	$0	$0	$31

Liabilities:
Written options outstanding	$36	$0	$0	$0	$0	$36
Unrealized depreciation on foreign currency contracts	0	9	0	0	0	9
Unrealized depreciation on swap agreements	8	0	0	0	0	8

	$44	$9	$0	$0	$0	$53

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$23	$0	$0	$0	$0	$23
Net realized gain on futures contracts, written options and swaps	564	0	7	0	0	571
Net realized (loss) on foreign currency transactions	0	(99)	0	0	0	(99)

	$587	$(99)	$7	$0	$0	$495

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(59)	$0	$0	$0	$0	$(59)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(237)	0	54	0	0	(183)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	136	0	0	0	136

	$(296)	$136	$54	$0	$0	$(106)

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	December 31, 2009	13

Notes to Financial Statements

1.  ORGANIZATION

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

14	PIMCO Variable Insurance Trust

December 31, 2009

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the

Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain

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derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is

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Notes to Financial Statements (Cont.)

mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap

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December 31, 2009

agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign

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Notes to Financial Statements (Cont.)

exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees   Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

20	PIMCO Variable Insurance Trust

December 31, 2009

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$101	$552

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$23,805	$23,583	$0	$225	$5	$2

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$106,319	$110,602	$37,931	$35,944

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	313	$3,080	610	$6,034
Administrative Class	2,598	25,774	1,120	11,091
Advisor Class	42	429	0	0
Issued as reinvestment of distributions
Institutional Class	25	252	39	391
Administrative Class	48	482	53	515
Advisor Class	0	3	0	0
Cost of shares redeemed
Institutional Class	(869)	(8,650)	(824)	(8,220)
Administrative Class	(2,311)	(22,986)	(1,183)	(11,620)
Advisor Class	(5)	(58)	0	0
Net (decrease) resulting from Portfolio share transactions	(159)	$(1,674)	(185)	$(1,809)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	96
Administrative Class	4	78
Advisor Class	1	97

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	PIMCO Variable Insurance Trust

December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$198	$33	$(245)	$(1)	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$21,438	$184	$(432)	$(248)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$597	$140	$0
12/31/2008	906	0	0

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

Annual Report	December 31, 2009	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CITI	Citigroup, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	USD	United States Dollar
CLP	Chilean Peso	GBP	British Pound	ZAR	South African Rand
CNY	Chinese Renminbi	MXN	Mexican Peso
DKK	Danish Krone	SGD	Singapore Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	LIBOR	London Interbank Offered Rate
CMO	Collateralized Mortgage Obligation

Annual Report	December 31, 2009	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	27

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

30	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Short-Term Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from September 30, 2009 (the date the Portfolio’s Advisor Class commenced operations) to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Short-Term Portfolio

Allocation Breakdown‡

U.S. Government Agencies	36.7%
Corporate Bonds & Notes	33.9%
Sovereign Issues	7.2%
U.S. Treasury Obligations	6.6%
Asset-Backed Securities	5.9%
Short-Term Instruments	1.9%
Other	7.8%
‡	% of Total Investments as of 12/31/09

A line graph is not included since the Class has less than six months of performance.

Average Annual Total Return for the period ended December 31, 2009
Class Inception (09/30/09)
PIMCO Short-Term Portfolio Advisor Class	0.53%
Citigroup 3-Month Treasury Bill Index±	0.03%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.70% for Advisor Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance++
		(5% return before expenses)
Beginning Account Value (09/30/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,005.34	$1,021.68
Expenses Paid During Period†	$1.77	$3.57

++ Hypothetical Performance reflects a beginning account as of 07/01/09.

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since the Advisor Class commenced operations on 09/30/09). The hypothetical expenses reflect an amount as if the Advisor Class has been operational for the entire fiscal half-year. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

An above-benchmark U.S. duration position, or sensitivity to changes in market interest rates, detracted from returns as interest rates moved higher across the yield curve. This was partially offset by a curve-steepening bias as the yield curve steepened.

»	Exposure to U.S. Agency mortgage-backed securities (“MBS”) added to returns as U.S. Agency MBS outperformed U.S. Treasury securities during the reporting period.

»	Exposure to the investment-grade corporate bond sector added to returns as this sector posted strong performance over the reporting period, and outperformed U.S. Treasury securities.

4	PIMCO Variable Insurance Trust

Financial Highlights  Short-Term Portfolio

Selected Per Share Data for the Period Ended:	09/30/2009-12/31/2009

Advisor Class
Net asset value beginning of period	$10.14
Net investment income (a)	0.03
Net realized/unrealized gain on investments	0.02
Total income from investment operations	0.05
Dividends from net investment income	(0.03)
Distributions from net realized capital gains	(0.09)
Tax basis return of capital	0.00
Total distributions	(0.12)
Net asset value end of period	$10.07
Total return	0.53%
Net assets end of period (000s)	$371
Ratio of expenses to average net assets	0.70%*
Ratio of expenses to average net assets excluding interest expense	0.70%*
Ratio of net investment income to average net assets	1.19%*
Portfolio turnover rate	524%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$20,790
Investments in Affiliates, at value	225
Repurchase agreements, at value	175
Cash	102
Foreign currency, at value	19
Receivable for investments sold	3,733
Receivable for Portfolio shares sold	11
Interest and dividends receivable	111
Swap premiums paid	1
Unrealized appreciation on foreign currency contracts	7
Unrealized appreciation on swap agreements	24
25,198

Liabilities:
Payable for investments purchased	$2,128
Payable for Portfolio shares redeemed	4
Written options outstanding	36
Accrued related party fees	12
Swap premiums received	22
Unrealized depreciation on foreign currency contracts	9
Unrealized depreciation on swap agreements	8
2,219

Net Assets	$22,979

Net Assets Consist of:
Paid in capital	$22,994
Undistributed net investment income	193
Accumulated undistributed net realized gain	15
Net unrealized (depreciation)	(223)
$22,979

Net Assets:
Institutional Class	$6,273
Administrative Class	16,335
Advisor Class	371

Shares Issued and Outstanding:
Institutional Class	623
Administrative Class	1,622
Advisor Class	37

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.07
Administrative Class	10.07
Advisor Class	10.07

Cost of Investments Owned	$21,015
Cost of Investments in Affiliates Owned	$225
Cost of Repurchase Agreements Owned	$175
Cost of Foreign Currency Held	$20
Premiums Received on Written Options	$24

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest	$657
Dividends from Affiliate investments	5
Total Income	662

Expenses:
Investment advisory fees	64
Supervisory and administrative fees	51
Servicing fees – Administrative Class	25
Interest expense	1
Total Expenses	141

Net Investment Income	521

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	469
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	571
Net realized (loss) on foreign currency transactions	(126)
Net change in unrealized appreciation on investments	496
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(183)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	145
Net Gain	1,374

Net Increase in Net Assets Resulting from Operations	$1,895

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$521	$910
Net realized gain (loss)	914	(283)
Net realized gain on Affiliate investments	2	0
Net change in unrealized appreciation (depreciation)	458	(711)
Net increase (decrease) resulting from operations	1,895	(84)

Distributions to Shareholders:
From net investment income
Institutional Class	(196)	(391)
Administrative Class	(327)	(515)
From net realized capital gains
Institutional Class	(56)	0
Administrative Class	(155)	0
Advisor Class	(3)	0

Total Distributions	(737)	(906)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	3,080	6,034
Administrative Class	25,774	11,091
Advisor Class	429	0
Issued as reinvestment of distributions
Institutional Class	252	391
Administrative Class	482	515
Advisor Class	3	0
Cost of shares redeemed
Institutional Class	(8,650)	(8,220)
Administrative Class	(22,986)	(11,620)
Advisor Class	(58)	0
Net (decrease) resulting from Portfolio share transactions	(1,674)	(1,809)

Total (Decrease) in Net Assets	(516)	(2,799)

Net Assets:
Beginning of year	23,495	26,294
End of year*	$22,979	$23,495

*Including undistributed net investment income of:	$193	$354

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 31.3%

BANKING & FINANCE 23.4%

American Express Bank FSB
0.361% due 05/29/2012	$200	$195

American Express Credit Corp.
0.392% due 06/16/2011	100	99

American Honda Finance Corp.
1.003% due 06/20/2011	300	300

American International Group, Inc.
0.321% due 01/29/2010	200	200

ASIF I
0.432% due 07/26/2010	300	291

Bear Stearns Cos. LLC
0.482% due 08/15/2011	100	100

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	200	202

Citigroup, Inc.
0.379% due 03/16/2012	200	193
5.500% due 04/11/2013	160	166
6.000% due 02/21/2012	250	264

Dexia Credit Local
0.899% due 09/23/2011	300	303

General Electric Capital Corp.
1.167% due 05/22/2013	100	98

John Deere Capital Corp.
1.006% due 06/10/2011	250	252

Lehman Brothers Holdings, Inc.
3.011% due 12/23/2010 (a)	100	20

Macquarie Bank Ltd.
0.484% due 02/16/2010	200	200

Merrill Lynch & Co., Inc.
0.481% due 11/01/2011	200	196
6.050% due 08/15/2012	100	107

Metropolitan Life Global Funding I
0.504% due 03/15/2012	170	168
2.875% due 09/17/2012	100	101

Monumental Global Funding II
0.232% due 05/26/2010	200	199

Morgan Stanley
0.534% due 01/18/2011	100	100
5.300% due 03/01/2013	100	105

National Rural Utilities Cooperative Finance Corp.
1.065% due 07/01/2010	200	201

Pricoa Global Funding I
5.400% due 10/18/2012	200	209

Royal Bank of Scotland Group PLC
0.514% due 03/30/2012	200	199
0.972% due 05/11/2012	300	304

Suncorp-Metway Ltd.
1.784% due 07/16/2012	300	310

Swedbank AB
0.734% due 01/14/2013	300	299

		5,381

INDUSTRIALS 3.2%

Siemens Financieringsmaatschappij NV
5.750% due 10/17/2016	100	108

Southern Co.
0.969% due 08/20/2010	200	201

Transcontinental Gas Pipe Line Co. LLC
7.000% due 08/15/2011	200	215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

XTO Energy, Inc.
4.625% due 06/15/2013	$200	$213

		737

UTILITIES 4.7%

Appalachian Power Co.
5.650% due 08/15/2012	182	195

Enel Finance International S.A.
5.700% due 01/15/2013	100	108

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	50	51

Qatar Petroleum
5.579% due 05/30/2011	83	86

Telecom Italia Capital S.A.
6.175% due 06/18/2014	200	217

Verizon Wireless Capital LLC
2.869% due 05/20/2011	200	207

Vodafone Group PLC
7.750% due 02/15/2010	200	201

		1,065

Total Corporate Bonds & Notes (Cost $7,132)		7,183

MUNICIPAL BONDS & NOTES 1.3%

New York City, New York General Obligation Notes, Series 2003
0.784% due 01/15/2010	300	300

Total Municipal Bonds & Notes (Cost $300)		300

U.S. GOVERNMENT AGENCIES 33.9%

Fannie Mae
0.152% due 05/13/2011	3,000	2,999
0.291% due 12/25/2036	57	55
0.351% due 03/25/2034	23	21
0.381% due 08/25/2034	6	5
0.431% due 10/27/2037	100	95
0.581% due 05/25/2042	18	16
1.832% due 03/01/2044 - 07/01/2044	82	81
3.250% due 10/01/2031	4	4

Federal Farm Credit Bank
0.305% due 07/01/2011	500	501

Federal Home Loan Bank
4.850% due 02/04/2011	425	444
5.875% due 02/15/2011	400	423

Freddie Mac
0.110% due 11/09/2011	400	399
0.208% due 08/05/2011	800	800
0.271% due 12/25/2036	80	77
0.463% due 02/15/2019	232	232
0.583% due 06/15/2031	35	35
1.832% due 10/25/2044 - 02/25/2045	400	375
2.032% due 07/25/2044	77	74
2.050% due 03/09/2011	1,000	1,003
3.250% due 02/25/2011	100	103
5.000% due 01/15/2018	23	24
5.500% due 08/15/2030	1	1
9.500% due 12/01/2019	2	2

Ginnie Mae
4.000% due 02/20/2032	15	16

Total U.S. Government Agencies (Cost $7,828)		7,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 6.1%

U.S. Treasury Notes
1.000% due 10/31/2011 (d)	$200	$200
1.250% due 11/30/2010 (d)	1,200	1,209

Total U.S. Treasury Obligations (Cost $1,410)		1,409

MORTGAGE-BACKED SECURITIES 3.7%

Banc of America Mortgage Securities, Inc.
4.581% due 07/20/2032	2	2
5.500% due 07/25/2035	115	108

Bear Stearns Adjustable Rate Mortgage Trust
3.770% due 01/25/2034	8	7

Bear Stearns Alt-A Trust
5.378% due 09/25/2035	44	30

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	1	1

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	30	27

Countrywide Alternative Loan Trust
0.383% due 05/20/2046	15	15

Countrywide Home Loan Mortgage Pass-Through Trust
0.571% due 06/25/2035	44	38

CS First Boston Mortgage Securities Corp.
0.879% due 03/25/2032	8	7
2.343% due 05/25/2032	1	1
3.340% due 06/25/2033	35	29

First Republic Mortgage Loan Trust
0.533% due 08/15/2032	29	23

Greenpoint Mortgage Funding Trust
0.451% due 06/25/2045	55	29

GSR Mortgage Loan Trust
3.336% due 09/25/2035	51	44

Harborview Mortgage Loan Trust
0.453% due 05/19/2035	70	36

Impac Secured Assets CMN Owner Trust
0.311% due 01/25/2037	9	5

JPMorgan Mortgage Trust
5.022% due 02/25/2035	130	119

Mellon Residential Funding Corp.
0.673% due 12/15/2030	16	14

Merrill Lynch Floating Trust
0.303% due 06/15/2022	55	50

MLCC Mortgage Investors, Inc.
1.231% due 10/25/2035	25	20

Structured Asset Mortgage Investments, Inc.
0.461% due 05/25/2045	85	50
0.483% due 07/19/2035	10	6
0.893% due 09/19/2032	8	7

Structured Asset Securities Corp.
0.281% due 05/25/2036	10	10

Thornburg Mortgage Securities Trust
0.331% due 03/25/2037	66	64
0.341% due 11/25/2046	48	46

WaMu Mortgage Pass-Through Certificates
1.544% due 02/25/2046	40	23
1.544% due 08/25/2046	58	32
1.744% due 11/25/2042	23	15
1.944% due 06/25/2042	5	4

Total Mortgage-Backed Securities (Cost $1,070)		862

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 5.4%

ACE Securities Corp.
0.281% due 12/25/2036	$24	$20

Bear Stearns Asset-Backed Securities Trust
0.281% due 11/25/2036	18	17
0.316% due 10/25/2036	23	21
0.891% due 10/25/2032	3	2

Carrington Mortgage Loan Trust
0.331% due 06/25/2037	52	45

Chase Issuance Trust
1.754% due 09/15/2015	200	206

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	14	14
0.391% due 02/25/2036	6	6
0.711% due 12/25/2031	3	1
0.971% due 05/25/2032	1	1

CS First Boston Mortgage Securities Corp.
0.971% due 08/25/2032	2	1

Daimler Chrysler Auto Trust
1.165% due 07/08/2011	118	118

Ford Credit Auto Owner Trust
0.357% due 09/15/2010	86	86
0.796% due 07/15/2010	67	67
1.433% due 12/15/2010	29	29
1.653% due 06/15/2012	200	201

Fremont Home Loan Trust
0.291% due 01/25/2037	25	17

Irwin Home Equity Corp.
0.771% due 07/25/2032	2	1

JPMorgan Mortgage Acquisition Corp.
0.281% due 10/25/2036	25	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
0.281% due 11/25/2036	$13	$10

New Century Home Equity Loan Trust
0.491% due 06/25/2035	20	16

Renaissance Home Equity Loan Trust
0.591% due 11/25/2034	11	9
0.671% due 08/25/2033	12	8
0.731% due 12/25/2033	53	43

SLM Student Loan Trust
0.272% due 07/25/2017	73	73
1.782% due 04/25/2023	185	193

Structured Asset Investment Loan Trust
0.281% due 07/25/2036	9	9

Structured Asset Securities Corp.
0.521% due 01/25/2033	4	3

Wells Fargo Home Equity Trust
0.471% due 10/25/2035	6	6

Total Asset-Backed Securities (Cost $1,279)		1,246

SOVEREIGN ISSUES 6.6%

Kommunalbanken AS
3.375% due 11/15/2011	200	206

Societe Financement de l’Economie Francaise
2.375% due 03/26/2012	1,300	1,317

Total Sovereign Issues (Cost $1,521)		1,523

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 2.1%

Nykredit Realkredit A/S
4.000% due 01/01/2010	DKK	2,500	$482

Total Foreign Currency-Denominated Issues (Cost $475)			482

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS 0.8%

State Street Bank and Trust Co.
0.005% due 01/04/2010		175	175

(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $180. Repurchase proceeds are $175.)

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 1.0%
		22,480	225

Total Short-Term Instruments (Cost $400)			400

Total Investments 92.2% (Cost $21,415)			$21,190

Written Options (f) (0.2%) (Premiums $24)			(36)

Other Assets and Liabilities (Net) 8.0%			1,825

Net Assets 100.0%			$22,979

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Affiliated to the Portfolio.
(c)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $2,079 at a weighted average interest rate of 0.370%. On December 31, 2009, there were no open reverse repurchase agreements.
(d)	Securities with an aggregate market value of $46 have been pledged as collateral for futures contracts on December 31, 2009:
(e)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Brazil Government International Bond	BCLY	1.000%	12/20/2010	0.584%	$100	$1	$1	$0
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.584%	100	0	0	0
General Electric Capital Corp.	DUB	1.020%	06/20/2010	0.690%	100	0	0	0
General Electric Capital Corp.	MSC	5.000%	06/20/2011	1.313%	100	6	(6)	12
Mexico Government International Bond	BCLY	1.000%	12/20/2010	0.653%	100	0	0	0
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.653%	100	0	0	0
Morgan Stanley	JPM	0.850%	09/20/2012	0.920%	200	0	0	0
SLM Corp.	BOA	5.000%	12/20/2010	3.754%	100	2	(10)	12

						$9	$(15)	$24

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2012	UBS	AUD	1,400	$(14)	$(6)	$(8)

(f)	Written options outstanding on December 31, 2009:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$ 120.000	02/19/2010	20	$7	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	114.000	02/19/2010	1	0	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	20	6	21

				$13	$23

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	$ 1,100	$2	$1
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,100	9	12

							$11	$13

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2008	0	$800	$23
Sales	178	17,900	250
Closing Buys	(105)	(16,200)	(229)
Expirations	(32)	(300)	(20)
Exercised	0	0	0

Balance at 12/31/2009	41	$2,200	$24

(g)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	27	01/2010	RBS	$0	$(1)	$(1)
Buy	CLP	10,534	02/2010	JPM	2	0	2
Buy	CNY	132	03/2010	BCLY	0	0	0
Sell		47	03/2010	BCLY	0	0	0
Sell		68	03/2010	CITI	0	0	0
Buy		241	03/2010	DUB	0	(1)	(1)
Sell		184	03/2010	DUB	0	0	0
Sell		75	03/2010	MSC	0	0	0
Buy		95	06/2010	BCLY	0	0	0
Buy		40	06/2010	CITI	0	0	0
Buy		18	06/2010	DUB	0	0	0
Buy		129	06/2010	HSBC	0	0	0
Buy		46	11/2010	BCLY	0	0	0
Buy		66	11/2010	CITI	0	0	0
Buy		180	11/2010	DUB	0	0	0
Buy		73	11/2010	MSC	0	0	0
Sell	DKK	82	01/2010	HSBC	0	0	0
Sell		2,500	01/2010	RBS	0	(7)	(7)
Buy		100	01/2010	UBS	0	0	0
Sell	EUR	8	02/2010	RBS	0	0	0
Sell	GBP	53	01/2010	CITI	3	0	3
Buy	MXN	1,760	04/2010	JPM	1	0	1
Buy	SGD	4	03/2010	MSC	0	0	0
Buy	ZAR	213	02/2010	CITI	1	0	1

					$7	$(9)	$(2)

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Short-Term Portfolio (Cont.)

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$7,183	$0	$7,183
U.S. Government Agencies	0	7,690	95	7,785
U.S. Treasury Obligations	0	1,409	0	1,409
Asset-Backed Securities	0	1,246	0	1,246
Sovereign Issues	0	1,523	0	1,523
Other Investments +++	225	1,819	0	2,044

Investments, at value	$225	$20,870	$95	$21,190
Financial Derivative Instruments ++++	$0	$(22)	$0	$(22)

Total	$225	$20,848	$95	$21,168

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Corporate Bonds & Notes	$244	$0	$33	$0	$14	$(291)	$0	$0
U.S. Government Agencies	0	0	0	0	10	85	95	10

Investments, at value	$244	$0	$33	$0	$24	$(206)	$95	$10

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$7	$0	$0	$0	$7
Unrealized appreciation on swap agreements	0	0	24	0	0	24

	$0	$7	$24	$0	$0	$31

Liabilities:
Written options outstanding	$36	$0	$0	$0	$0	$36
Unrealized depreciation on foreign currency contracts	0	9	0	0	0	9
Unrealized depreciation on swap agreements	8	0	0	0	0	8

	$44	$9	$0	$0	$0	$53

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$23	$0	$0	$0	$0	$23
Net realized gain on futures contracts, written options and swaps	564	0	7	0	0	571
Net realized (loss) on foreign currency transactions	0	(99)	0	0	0	(99)

	$587	$(99)	$7	$0	$0	$495

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(59)	$0	$0	$0	$0	$(59)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(237)	0	54	0	0	(183)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	136	0	0	0	136

	$(296)	$136	$54	$0	$0	$(106)

^	See note 2 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	December 31, 2009	13

Notes to Financial Statements

1.  ORGANIZATION

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

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(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3. SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the

Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain

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derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Annual Report	December 31, 2009	17

Notes to Financial Statements (Cont.)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the

18	PIMCO Variable Insurance Trust

December 31, 2009

Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain

Annual Report	December 31, 2009	19

Notes to Financial Statements (Cont.)

provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the

“Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees   Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

20	PIMCO Variable Insurance Trust

December 31, 2009

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$101	$552

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$23,805	$23,583	$0	$225	$5	$2

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$106,319	$110,602	$37,931	$35,944

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	313	$3,080	610	$6,034
Administrative Class	2,598	25,774	1,120	11,091
Advisor Class	42	429	0	0
Issued as reinvestment of distributions
Institutional Class	25	252	39	391
Administrative Class	48	482	53	515
Advisor Class	0	3	0	0
Cost of shares redeemed
Institutional Class	(869)	(8,650)	(824)	(8,220)
Administrative Class	(2,311)	(22,986)	(1,183)	(11,620)
Advisor Class	(5)	(58)	0	0
Net (decrease) resulting from Portfolio share transactions	(159)	$(1,674)	(185)	$(1,809)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	96
Administrative Class	4	78
Advisor Class	1	97

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	PIMCO Variable Insurance Trust

December 31, 2009

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
$198	$33	$(245)	$(1)	$0	$0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$21,438	$184	$(432)	$(248)

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$597	$140	$0
12/31/2008	906	0	0

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

Annual Report	December 31, 2009	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the period indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

24	PIMCO Variable Insurance Trust

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CITI	Citigroup, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	USD	United States Dollar
CLP	Chilean Peso	GBP	British Pound	ZAR	South African Rand
CNY	Chinese Renminbi	MXN	Mexican Peso
DKK	Danish Krone	SGD	Singapore Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association	GNMA	Government National Mortgage Association

Other Abbreviations:
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	LIBOR	London Interbank Offered Rate
CMO	Collateralized Mortgage Obligation

Annual Report	December 31, 2009	25

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	27

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

28	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

30	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	31

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Administrative	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Short-Term Instruments	35.5%
U.S. Government Agencies	22.4%
Corporate Bonds & Notes	21.3%
U.S. Treasury Obligations	11.0%
Mortgage-Backed Securities	4.5%
Other	5.3%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	10 Years	Class Inception (12/31/97)
PIMCO Total Return Portfolio Administrative Class	14.04%	6.69%	7.09%	6.55%
Barclays Capital U.S. Aggregate Index±	5.93%	4.97%	6.33%	5.91%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.88% for Administrative Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)

Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,065.21	$1,021.88
Expenses Paid During Period†	$3.44	$3.36

† Expenses are equal to the Portfolio’s Administrative Class net annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	A duration overweight position in the U.S., or sensitivity to changes in market interest rates, detracted from performance as the ten-year U.S. Treasury yield rose during the reporting period.

»	A curve-steepening bias benefited performance as the U.S. yield curve (indicated by the two-to-30 year portion of the yield curve) steepened during the reporting period.

»

An overweight to mortgage-backed securities (“MBS”) for most of the period added to returns as the MBS sector outperformed like-duration U.S. Treasury securities and high-quality instruments began to recover after the peak of the credit and liquidity crisis.

»	A slight underweight to corporate securities detracted from performance as this sector outperformed like-duration U.S. Treasury securities as corporate credit fundamentals improved.

»	Tactical exposure to high-yield bonds added to performance as the sector outperformed like-duration U.S. Treasury securities amid improved investor risk appetite.

»	Exposure to emerging market (“EM”) bonds contributed to performance as EM debt outperformed like-duration U.S. Treasury securities, benefiting from the broad rally in spread sectors in 2009.

»	Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real, benefited performance as the Brazilian real appreciated relative to the U.S. dollar during the reporting period.

»	European duration exposure detracted from performance as the ten-year Euro benchmark yield rose during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Administrative Class
Net asset value beginning of year	$10.31	$10.49	$10.12	$10.24	$10.51
Net investment income (a)	0.49	0.46	0.49	0.44	0.35
Net realized/unrealized gain (loss) on investments	0.93	0.03	0.37	(0.06)	(0.09)
Total income from investment operations	1.42	0.49	0.86	0.38	0.26
Dividends from net investment income	(0.57)	(0.47)	(0.49)	(0.45)	(0.36)
Distributions from net realized capital gains	(0.34)	(0.20)	0.00	(0.05)	(0.17)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.91)	(0.67)	(0.49)	(0.50)	(0.53)
Net asset value end of year	$10.82	$10.31	$10.49	$10.12	$10.24
Total return	14.04%	4.79%	8.74%	3.84%	2.45%
Net assets end of year (000s)	$5,566,064	$4,057,408	$3,893,715	$3,114,697	$2,704,383
Ratio of expenses to average net assets	0.74%	0.88%	0.83%	0.67%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.52%	4.38%	4.78%	4.36%	3.38%
Portfolio turnover rate	381%	355%	298%	303%	344%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$3,805,348
Investments in Affiliates, at value	1,505,402
Repurchase agreements, at value	431,114
Cash	2,098
Foreign currency, at value	3,988
Receivable for investments sold	1,938,885
Receivable for Portfolio shares sold	32,866
Interest and dividends receivable	31,093
Dividends receivable from Affiliates	359
Swap premiums paid	7,444
Unrealized appreciation on foreign currency contracts	5,269
Unrealized appreciation on swap agreements	14,013
7,777,879

Liabilities:
Payable for investments purchased	$1,407,290
Payable for investments in Affiliates purchased	359
Payable for Portfolio shares redeemed	5,592
Payable for short sales	308,348
Written options outstanding	11,288
Deposits from counterparty	17,001
Accrued related party fees	3,512
Variation margin payable	2,273
Swap premiums received	4,616
Unrealized depreciation on foreign currency contracts	716
Unrealized depreciation on swap agreements	5,588
Other liabilities	110
1,766,693

Net Assets	$6,011,186

Net Assets Consist of:
Paid in capital	$5,803,015
Undistributed net investment income	43,003
Accumulated undistributed net realized gain	95,551
Net unrealized appreciation	69,617
$6,011,186

Net Assets:
Institutional Class	$239,670
Administrative Class	5,566,064
Advisor Class	205,452

Shares Issued and Outstanding:
Institutional Class	22,158
Administrative Class	514,589
Advisor Class	18,994

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.82
Administrative Class	10.82
Advisor Class	10.82

Cost of Investments Owned	$3,757,185
Cost of Investments in Affiliates Owned	$1,505,711
Cost of Repurchase Agreements Owned	$431,114
Cost of Foreign Currency Held	$3,989
Proceeds Received on Short Sales	$310,059
Premiums Received on Written Options	$15,679

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$259,076
Dividends	158
Dividends from Affiliate investments	1,263
Miscellaneous income	11
Total Income	260,508

Expenses:
Investment advisory fees	12,438
Supervisory and administrative fees	12,440
Servicing fees – Administrative Class	6,988
Distribution and/or servicing fees – Advisor Class	336
Trustees' fees	85
Interest expense	4,671
Miscellaneous expense	2
Total Expenses	36,960

Net Investment Income	223,548

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	92,695
Net realized gain on Affiliate investments	48
Net realized gain on futures contracts, written options and swaps	133,975
Net realized (loss) on foreign currency transactions	(7,300)
Net change in unrealized appreciation on investments	149,580
Net change in unrealized (depreciation) on Affiliate investments	(309)
Net change in unrealized appreciation on futures contracts, written options and swaps	18,336
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	14,780
Net Gain	401,805

Net Increase in Net Assets Resulting from Operations	$625,353

*Foreign tax withholdings	$109

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$223,548	$193,387
Net realized gain	219,370	226,397
Net realized gain on Affiliate investments	48	0
Net change in unrealized appreciation (depreciation)	182,696	(220,889)
Net change in unrealized (depreciation) on Affiliate investments	(309)	0
Net increase resulting from operations	625,353	198,895

Distributions to Shareholders:
From net investment income
Institutional Class	(9,639)	(9,778)
Administrative Class	(240,232)	(185,493)
Advisor Class	(6,626)	(2,294)
From net realized capital gains
Institutional Class	(7,057)	(3,026)
Administrative Class	(165,455)	(79,740)
Advisor Class	(5,754)	(1,414)

Total Distributions	(434,763)	(281,745)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	128,704	74,836
Administrative Class	2,454,875	1,343,001
Advisor Class	161,558	62,477
Issued as reinvestment of distributions
Institutional Class	16,694	12,803
Administrative Class	381,833	234,388
Advisor Class	12,380	3,708
Cost of shares redeemed
Institutional Class	(68,374)	(134,610)
Administrative Class	(1,508,380)	(1,335,400)
Advisor Class	(47,668)	(23,085)
Net increase resulting from Portfolio share transactions	1,531,622	238,118

Total Increase in Net Assets	1,722,212	155,268

Net Assets:
Beginning of year	4,288,974	4,133,706
End of year*	$6,011,186	$4,288,974

*Including undistributed net investment income of:	$43,003	$45,370

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Cash Flows Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations (excluding interest expense)	$630,024

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(23,036,187)
Proceeds from sales of long-term securities	24,351,821
Purchases of short-term portfolio investments, net	(194,483)
Decrease in deposits with counterparty	25,096
Increase in receivable for investments sold	(1,503,791)
Decrease in interest and dividends receivable	2,325
Decrease in swap premiums paid	34,308
Decrease in payable for investments purchased	(42,926)
Increase in accrued related party fees	1,119
Decrease in other liabilities	(24,441)
Proceeds from futures transactions	10,793
Payment for currency transactions	(7,378)
Proceeds from short sale transactions	310,059
Unrealized appreciation on investments	(182,387)
Net realized gain on investments	(219,418)
Net amortization on investments	(9,157)
Net cash provided by operating activities	145,377

Cash flows used for financing activities:
Proceeds from shares sold	2,717,719
Payment on shares redeemed	(1,694,784)
Cash dividend paid*	(25,699)
Net repayment of reverse repurchase agreements	(1,164,088)
Interest expense paid	(4,671)
Increase in deposits from counterparty	17,001
Net cash received used for financing activities	(154,522)

Net Decrease in Cash and Foreign Currency	(9,145)

Cash and Foreign Currency:
Beginning of year	15,231
End of year	$6,086

*Reinvestment of dividends	$410,907

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Total Return Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

Daimler Finance North America LLC
4.240% due 08/03/2012	$17,595	$17,199

Texas Competitive Electric Holdings Co. LLC
3.735% due 10/10/2014	3,858	3,151
3.751% due 10/10/2014	50	41

Total Bank Loan Obligations (Cost $20,742)		20,391

CORPORATE BONDS & NOTES 20.4%

BANKING & FINANCE 15.0%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	5,800	6,196

American Express Bank FSB
6.000% due 09/13/2017	3,900	4,053

American Express Centurion Bank
0.292% due 03/23/2010	11,600	11,592
5.550% due 10/17/2012	9,840	10,530
6.000% due 09/13/2017	3,900	4,048

American Express Co.
7.000% due 03/19/2018	200	221

American Express Credit Corp.
0.392% due 06/16/2011	500	493
0.415% due 12/02/2010	200	199
5.875% due 05/02/2013	700	752

American General Finance Corp.
4.875% due 05/15/2010	4,300	4,241

American International Group, Inc.
0.394% due 10/18/2011	100	90
4.950% due 03/20/2012	1,700	1,666
5.050% due 10/01/2015	1,800	1,503
5.450% due 05/18/2017	400	324
6.250% due 03/15/2087	2,100	1,165
8.175% due 05/15/2068	3,000	2,002
8.250% due 08/15/2018	12,000	11,283

ANZ National International Ltd.
6.200% due 07/19/2013	7,400	7,973

Bank of America Corp.
0.602% due 08/15/2016	2,800	2,438
2.375% due 06/22/2012	6,500	6,627
6.000% due 09/01/2017	7,000	7,277
6.500% due 08/01/2016	32,700	35,210

Bank of America N.A.
6.000% due 10/15/2036	2,100	2,036

Bank of Scotland PLC
0.317% due 12/08/2010	6,300	6,186

Barclays Bank PLC
5.450% due 09/12/2012	40,000	43,285
6.050% due 12/04/2017	16,800	17,124
10.179% due 06/12/2021	2,080	2,690

Bear Stearns Cos. LLC
0.391% due 05/18/2010	12,200	12,207
0.482% due 08/15/2011	900	901
0.684% due 07/19/2010	7,400	7,414
6.400% due 10/02/2017	27,900	30,460

BNP Paribas
5.186% due 06/29/2049	15,600	12,865

C10 Capital SPV Ltd.
6.722% due 12/31/2049	4,300	3,039

Caelus Re Ltd.
6.504% due 06/07/2011	2,700	2,638

Citibank N.A.
1.875% due 05/07/2012	8,000	8,047
1.875% due 06/04/2012	300	302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Capital XXI
8.300% due 12/21/2077	$19,500	$18,866

Citigroup Funding, Inc.
1.325% due 05/07/2010	16,800	16,840
2.250% due 12/10/2012	1,400	1,412

Citigroup, Inc.
0.379% due 03/16/2012	5,500	5,304
0.527% due 06/09/2016	13,100	10,545
2.125% due 04/30/2012	3,800	3,843
5.300% due 10/17/2012	2,200	2,293
5.500% due 08/27/2012	5,500	5,752
5.500% due 04/11/2013	40,900	42,435
5.625% due 08/27/2012	4,400	4,528
5.850% due 07/02/2013	1,400	1,456
6.000% due 02/21/2012	3,789	4,002
6.125% due 05/15/2018	3,000	3,021
6.125% due 08/25/2036	15,000	12,903
8.500% due 05/22/2019	2,100	2,429

Countrywide Financial Corp.
4.500% due 06/15/2010	2,400	2,440
5.800% due 06/07/2012	10,300	10,940

Credit Agricole S.A.
0.304% due 05/28/2010	6,800	6,801

DBS Bank Ltd.
0.492% due 05/16/2017	1,000	956

Deutsche Bank AG
6.000% due 09/01/2017	24,600	26,861

Dexia Credit Local
0.899% due 09/23/2011	15,200	15,336

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	500	500
7.250% due 10/25/2011	200	202
7.375% due 02/01/2011	10,900	11,125
7.875% due 06/15/2010	600	609
8.000% due 12/15/2016	500	501
8.625% due 11/01/2010	400	412

General Electric Capital Corp.
2.000% due 09/28/2012	2,700	2,705
3.000% due 12/09/2011	21,200	21,864
5.875% due 01/14/2038	8,100	7,524
6.375% due 11/15/2067	14,800	12,931

GMAC LLC
6.000% due 12/15/2011	1,100	1,078

Goldman Sachs Group, Inc.
5.950% due 01/18/2018	17,300	18,298
6.250% due 09/01/2017	14,900	16,003
6.750% due 10/01/2037	3,300	3,403

HSBC Holdings PLC
6.500% due 05/02/2036	6,400	6,734
6.500% due 09/15/2037	2,900	3,040

International Lease Finance Corp.
5.250% due 01/10/2013	2,680	2,187
5.875% due 05/01/2013	1,000	795
6.375% due 03/25/2013	2,580	2,123

JPMorgan Chase & Co.
6.000% due 01/15/2018	3,900	4,199

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	11,000	11,796

JPMorgan Chase Capital XX
6.550% due 09/15/2066	1,200	1,103

JPMorgan Chase Capital XXII
6.450% due 01/15/2087	2,400	2,209

KeyBank N.A.
2.507% due 06/02/2010	9,800	9,860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBG Capital No.1 PLC
7.875% due 11/01/2020	$5,100	$4,156
8.500% due 12/29/2049	1,100	817

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	5,200	1,040
3.005% due 07/18/2011 (a)	4,800	960
5.625% due 01/24/2013 (a)	3,800	798
6.875% due 05/02/2018 (a)	3,200	680

Lloyds TSB Bank PLC
12.000% due 12/29/2049	32,700	32,108

Longpoint Re Ltd.
5.504% due 11/08/2011	2,900	2,912

Macquarie Group Ltd.
7.300% due 08/01/2014	22,075	23,874

Merrill Lynch & Co., Inc.
0.482% due 07/25/2011	8,500	8,373
6.150% due 04/25/2013	10,000	10,710
6.875% due 04/25/2018	17,800	19,209

MetLife, Inc.
6.400% due 12/15/2066	1,700	1,513

Metropolitan Life Global Funding I
0.312% due 05/17/2010	15,200	15,185
5.125% due 11/09/2011	8,200	8,589

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049	4,800	4,812

Morgan Stanley
0.374% due 01/15/2010	8,200	8,200
2.372% due 05/14/2010	20,700	20,851
5.950% due 12/28/2017	10,600	10,951

Mystic Re Ltd.
10.254% due 06/07/2011	2,200	2,245

National Australia Bank Ltd.
5.350% due 06/12/2013	6,100	6,571

Osiris Capital PLC
5.284% due 01/15/2010	3,100	3,100

Petroleum Export Ltd.
5.265% due 06/15/2011	438	427

Principal Life Income Funding Trusts
5.300% due 04/24/2013	5,200	5,495

Rabobank Nederland NV
11.000% due 06/29/2049	975	1,192

Residential Reinsurance 2007 Ltd.
10.506% due 06/07/2010	1,200	1,232

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	1,049

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,900	10,712

SLM Corp.
0.512% due 10/25/2011	200	187

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	5,400	4,666

State Street Capital Trust III
8.250% due 03/15/2042	6,800	6,969

State Street Capital Trust IV
1.254% due 06/01/2077	1,000	679

Temasek Financial I Ltd.
4.300% due 10/25/2019	4,600	4,519

TNK-BP Finance S.A.
6.125% due 03/20/2012	1,200	1,236

UBS AG
5.750% due 04/25/2018	4,600	4,691
5.875% due 12/20/2017	4,700	4,838

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UFJ Finance Aruba AEC
6.750% due 07/15/2013	$300	$334

Union Planters Corp.
7.750% due 03/01/2011	5,400	5,370

USB Capital IX
6.189% due 10/29/2049	900	732

Wachovia Corp.
0.374% due 03/15/2011	10,400	10,376
0.414% due 10/15/2011	8,100	8,013
5.500% due 05/01/2013	8,300	8,824
5.750% due 02/01/2018	16,900	17,665

Wells Fargo & Co.
0.711% due 01/29/2010	3,200	3,201

Westpac Banking Corp.
0.764% due 07/16/2014	3,000	3,022

ZFS Finance USA Trust I
5.875% due 05/09/2062	1,285	1,044

		903,368

INDUSTRIALS 4.2%

Amgen, Inc.
6.150% due 06/01/2018	1,200	1,331

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	21,500	21,855
5.375% due 01/15/2020	21,500	21,978

AstraZeneca PLC
5.900% due 09/15/2017	2,500	2,782
6.450% due 09/15/2037	2,400	2,712

CODELCO, Inc.
6.150% due 10/24/2036	700	724

Comcast Corp.
5.875% due 02/15/2018	1,700	1,808
6.450% due 03/15/2037	1,700	1,759

CSC Holdings, Inc.
7.625% due 04/01/2011	7,000	7,263

Dell, Inc.
5.650% due 04/15/2018	11,200	11,753

El Paso Corp.
7.800% due 08/01/2031	900	852
7.875% due 06/15/2012	3,000	3,123
9.625% due 05/15/2012	800	830

Gaz Capital S.A.
6.212% due 11/22/2016	1,200	1,155
7.343% due 04/11/2013	1,700	1,785
8.146% due 04/11/2018	6,700	7,094

International Business Machines Corp.
5.700% due 09/14/2017	2,400	2,628

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	24,000	25,462

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	100	111

Oracle Corp.
4.950% due 04/15/2013	13,100	14,068
5.750% due 04/15/2018	12,900	13,970

Petrobras International Finance Co.
7.875% due 03/15/2019	33,900	39,250

Roche Holdings, Inc.
7.000% due 03/01/2039	11,800	14,326

Rohm and Haas Co.
6.000% due 09/15/2017	3,700	3,824

Union Pacific Corp.
5.700% due 08/15/2018	13,800	14,480

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
8.030% due 01/01/2013 (a)	$465	$595

UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	5,445

Vale Overseas Ltd.
5.625% due 09/15/2019	16,600	16,844
6.250% due 01/23/2017	1,300	1,359
6.875% due 11/21/2036	1,300	1,302

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,128

		249,596

UTILITIES 1.2%

AT&T, Inc.
0.378% due 02/05/2010	3,600	3,601
4.950% due 01/15/2013	5,200	5,552
5.500% due 02/01/2018	5,200	5,435
6.300% due 01/15/2038	3,600	3,669

Enel Finance International S.A.
6.250% due 09/15/2017	19,000	20,922

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	8,312

Korea Electric Power Corp.
5.125% due 04/23/2034	90	95

NGPL PipeCo. LLC
6.514% due 12/15/2012	5,800	6,308

Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	12,198

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	670

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,601

Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,618

		70,981

Total Corporate Bonds & Notes (Cost $1,183,520)		1,223,945

MUNICIPAL BONDS & NOTES 1.8%

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	5,100	4,955
7.550% due 04/01/2039	2,000	1,940

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2006
5.000% due 09/01/2036	3,900	4,004

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	17,486

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	947

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	960	810

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2023	11,800	11,904

Miami-Dade County, Florida Revenue Bonds, (FSA Insured), Series 2008
5.000% due 10/01/2041	5,100	5,107

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	6,500	6,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	$2,900	$2,003

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	24,500	27,459

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.752% due 06/15/2031	5,130	5,837

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	85

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	4,185	4,048

Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	436

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,066

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
9.807% due 02/15/2031	3,390	4,031

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.740% due 02/01/2027	2,575	3,062
9.839% due 10/01/2031	6,240	7,362

Total Municipal Bonds & Notes (Cost $96,062)		108,835

U.S. GOVERNMENT AGENCIES 21.4%

Fannie Mae
0.291% due 12/25/2036 - 07/25/2037	11,308	10,270
0.581% due 03/25/2044	3,772	3,564
1.832% due 06/01/2043 - 07/01/2044	3,947	3,923
2.032% due 09/01/2040	19	20
3.110% due 08/01/2035	3,740	3,812
3.145% due 11/01/2025	1	1
3.347% due 09/01/2039	32	33
3.677% due 01/01/2025	17	18
3.855% due 05/25/2035	789	783
3.998% due 10/01/2032	1,096	1,131
4.190% due 11/01/2035	202	210
4.585% due 12/01/2036	1,665	1,719
4.714% due 04/01/2035	3,322	3,435
4.724% due 09/01/2034	1,586	1,638
4.752% due 04/01/2035	2,084	2,138
5.000% due 02/25/2017 - 01/01/2040	8,269	8,519
5.053% due 09/01/2035	1,481	1,561
5.161% due 08/01/2035	1,510	1,596
5.500% due 07/01/2016 - 06/01/2038	207,392	218,206
5.500% due 11/01/2034 - 07/01/2036 (f)	153,161	161,002
6.000% due 04/01/2016 - 01/01/2039	671,872	713,771
6.000% due 12/01/2036 (f)	22,914	24,343
6.500% due 06/01/2029 - 01/01/2040	30,118	32,274
7.000% due 04/25/2023 - 06/01/2032	2,090	2,293

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Home Loan Bank
1.000% due 12/28/2011	$900	$897

Federal Housing Administration
7.430% due 01/25/2023	45	46

Freddie Mac
0.383% due 07/15/2019	6,136	6,061
0.533% due 05/15/2036	3,859	3,827
0.683% due 11/15/2030	22	22
0.733% due 09/15/2030	20	20
1.125% due 06/01/2011 - 12/15/2011	10,100	10,130
1.832% due 02/25/2045	512	473
3.327% due 07/01/2027	1	1
3.387% due 01/01/2028	1	1
3.389% due 07/01/2030	1	1
5.500% due 10/01/2034 - 01/01/2040	2,207	2,317
6.000% due 07/01/2016 - 01/01/2040	47,202	50,099
6.500% due 03/01/2013 - 10/01/2037	522	562
7.000% due 06/15/2023	1,156	1,260
7.500% due 07/15/2030 - 03/01/2032	191	214
8.500% due 08/01/2024	11	12

Ginnie Mae
0.733% due 09/20/2030	15	15
0.832% due 02/16/2030	167	166
3.625% due 07/20/2030	7	7
3.750% due 02/20/2032	384	393
4.125% due 10/20/2029 - 11/20/2029	153	156
4.375% due 04/20/2026 - 05/20/2030	72	74
5.500% due 04/15/2033 - 09/15/2033	363	383
6.000% due 01/01/2040	7,000	7,397
6.500% due 03/15/2031 - 04/15/2032	131	141

Small Business Administration
5.130% due 09/01/2023	56	59
6.030% due 02/01/2012	1,711	1,800
6.290% due 01/01/2021	119	127
6.344% due 08/01/2011	130	136
7.449% due 08/01/2010	4	4
7.500% due 04/01/2017	474	522
8.017% due 02/10/2010	39	39

Total U.S. Government Agencies (Cost $1,231,812)		1,283,622

U.S. TREASURY OBLIGATIONS 10.5%

U.S. Treasury Bonds
3.500% due 02/15/2039	28,200	23,106
4.250% due 05/15/2039 (f)	85,000	79,767
4.375% due 02/15/2038	4,200	4,033
4.375% due 11/15/2039	24,000	22,980
4.500% due 05/15/2038	29,300	28,700
4.750% due 02/15/2037	6,900	7,053
5.375% due 02/15/2031	27,500	30,396

U.S. Treasury Notes
1.000% due 07/31/2011	122,600	122,825
1.000% due 08/31/2011	21,600	21,618
1.000% due 09/30/2011	113,400	113,405
1.000% due 10/31/2011 (f)	81,600	81,552
2.625% due 12/31/2014	36,600	36,506
2.750% due 11/30/2016	59,700	57,494

Total U.S. Treasury Obligations (Cost $642,376)		629,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.3%

American Home Mortgage Investment Trust
2.231% due 02/25/2045	$2,094	$1,579

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	98	98
5.451% due 01/15/2049	11,600	10,256
5.738% due 05/10/2045	6,400	6,301
5.744% due 02/10/2051	3,200	2,830

Banc of America Funding Corp.
3.267% due 05/25/2035	3,379	3,180

Banc of America Mortgage Securities, Inc.
3.912% due 05/25/2033	3,735	3,339
6.500% due 10/25/2031	542	532
6.500% due 09/25/2033	233	236

Bear Stearns Adjustable Rate Mortgage Trust
3.228% due 11/25/2030	3	3
3.708% due 01/25/2034	1,227	1,158
3.718% due 11/25/2034	6,988	5,918
4.147% due 07/25/2034	2,941	2,303
4.150% due 11/25/2034	2,101	1,980
4.456% due 02/25/2033	82	77
4.974% due 01/25/2035	2,358	2,160
4.990% due 04/25/2033	589	523
5.632% due 02/25/2033	132	129

Bear Stearns Alt-A Trust
5.310% due 05/25/2035	4,712	3,269
5.378% due 09/25/2035	2,870	1,923

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	865
5.471% due 01/12/2045	2,800	2,655
5.700% due 06/11/2050	9,400	8,226
5.703% due 06/11/2050	8,600	8,262

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	5,849	3,613
5.673% due 12/26/2046	3,440	1,949

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,256	1,119

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	3,000	2,610

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,900	4,194

Countrywide Alternative Loan Trust
0.411% due 05/25/2047	4,333	2,177

Countrywide Home Loan Mortgage Pass-Through Trust
3.510% due 11/25/2034	4,780	3,877
3.701% due 02/20/2035	8,482	6,958
5.250% due 02/20/2036	1,492	982
5.750% due 05/25/2033	105	104

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	900	780

CS First Boston Mortgage Securities Corp.
5.018% due 06/25/2032	22	19

First Horizon Alternative Mortgage Securities
5.387% due 09/25/2035	148	102

First Nationwide Trust
6.750% due 08/21/2031	6	5

Greenpoint Mortgage Funding Trust
0.311% due 10/25/2046	2,543	2,297
0.311% due 01/25/2047	3,008	2,612

Greenpoint Mortgage Pass-Through Certificates
3.829% due 10/25/2033	3,125	2,311

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	400	387
5.317% due 06/10/2036	915	930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.444% due 03/10/2039	$4,400	$3,898

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	7,096	6,754
5.396% due 08/10/2038	905	891
5.805% due 08/10/2045	4,600	3,961

GSR Mortgage Loan Trust
3.336% due 09/25/2035	14,299	12,415
5.234% due 11/25/2035	6,124	5,089

Harborview Mortgage Loan Trust
0.323% due 01/19/2038	2,263	2,227
0.423% due 01/19/2038	10,810	5,960
0.453% due 05/19/2035	975	505
5.099% due 07/19/2035	4,080	2,836

Impac Secured Assets CMN Owner Trust
0.311% due 01/25/2037	583	322

Indymac ARM Trust
2.819% due 01/25/2032	3	2

Indymac Index Mortgage Loan Trust
0.321% due 11/25/2046	1,050	987

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	6,800	5,913
5.420% due 01/15/2049	20,956	17,728
5.818% due 06/15/2049	300	291
5.882% due 02/15/2051	2,300	1,997

JPMorgan Mortgage Trust
5.022% due 02/25/2035	3,496	3,216
5.750% due 01/25/2036	3,658	3,052

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.313% due 09/15/2021	773	719

Merrill Lynch Countrywide Commercial Mortgage Trust
0.000% due 07/09/2021	12,200	10,374
5.485% due 03/12/2051	5,500	4,488

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	2,808	1,927

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	130	131

MLCC Mortgage Investors, Inc.
0.481% due 11/25/2035	776	550
1.231% due 10/25/2035	1,427	1,169

Morgan Stanley Capital I
0.294% due 10/15/2020	1,687	1,492
4.050% due 01/13/2041	289	291
5.809% due 12/12/2049	600	513
5.880% due 06/11/2049	3,100	2,771

Prime Mortgage Trust
0.631% due 02/25/2019	94	89
0.631% due 02/25/2034	610	554

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	464	465

Sovereign Commercial Mortgage Securities Trust
5.787% due 07/22/2030	1,200	1,189

Structured Adjustable Rate Mortgage Loan Trust
5.491% due 07/25/2035	1,203	947

Structured Asset Mortgage Investments, Inc.
0.483% due 07/19/2035	5,839	4,788
0.893% due 09/19/2032	109	91

Structured Asset Securities Corp.
2.903% due 07/25/2032	11	8
2.920% due 02/25/2032	14	13

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	3,237	3,114

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	$8,092	$6,777
0.323% due 09/15/2021	17,860	15,238
5.308% due 11/15/2048	2,000	1,881
5.509% due 04/15/2047	3,200	2,576

WaMu Mortgage Pass-Through Certificates
0.521% due 10/25/2045	1,075	772
1.744% due 11/25/2042	529	348
1.944% due 08/25/2042	1,285	946

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	5,896	4,883
4.957% due 01/25/2035	5,541	5,071
4.979% due 12/25/2034	4,160	4,026

Total Mortgage-Backed Securities (Cost $297,593)		261,073

ASSET-BACKED SECURITIES 0.7%

ACE Securities Corp.
0.281% due 12/25/2036	772	640

Ally Auto Receivables Trust
1.320% due 03/15/2012	6,200	6,214

Amortizing Residential Collateral Trust
0.501% due 06/25/2032	219	171

Asset-Backed Funding Certificates
0.291% due 11/25/2036	433	430
0.291% due 01/25/2037	960	925

Bear Stearns Asset-Backed Securities Trust
0.316% due 10/25/2036	795	729
0.321% due 06/25/2047	1,757	1,579

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	937	918
0.281% due 05/25/2047	1,076	1,038

Credit-Based Asset Servicing & Securitization LLC
0.291% due 11/25/2036	1,209	862

EMC Mortgage Loan Trust
0.601% due 05/25/2040	455	317

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036	1,833	1,787

Fremont Home Loan Trust
0.291% due 01/25/2037	1,377	965

HFC Home Equity Loan Asset-Backed Certificates
0.523% due 01/20/2034	5,635	4,775

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036	710	515

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	158	156

JPMorgan Mortgage Acquisition Corp.
0.281% due 08/25/2036	56	55
0.291% due 03/25/2047	3,376	2,445

Long Beach Mortgage Loan Trust
0.511% due 10/25/2034	156	121

MASTR Asset-Backed Securities Trust
0.291% due 11/25/2036	718	712

Morgan Stanley ABS Capital I
0.271% due 10/25/2036	499	483
0.281% due 10/25/2036	190	185

Nelnet Student Loan Trust
0.495% due 12/22/2016	5,288	5,267

Park Place Securities, Inc.
0.543% due 10/25/2034	1,962	1,603

SBI HELOC Trust
0.401% due 08/25/2036	694	630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.361% due 05/25/2037		$3,863	$2,705

SLM Student Loan Trust
0.282% due 10/25/2016		2,877	2,874

Structured Asset Securities Corp.
0.281% due 10/25/2036		1,294	1,228
0.521% due 01/25/2033		65	57

Total Asset-Backed Securities (Cost $45,470)			40,386

SOVEREIGN ISSUES 1.1%

Export-Import Bank of China
4.875% due 07/21/2015		900	960

Export-Import Bank of Korea
5.875% due 01/14/2015		29,900	32,156

Korea Development Bank
0.424% due 04/06/2010		25,000	24,865

Mexico Government International Bond
6.050% due 01/11/2040		4,200	4,058

Societe Financement de l'Economie Francaise
0.484% due 07/16/2012		5,000	5,031

South Africa Government International Bond
5.875% due 05/30/2022		500	511

Total Sovereign Issues (Cost $65,340)			67,581

FOREIGN CURRENCY-DENOMINATED ISSUES 0.9%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	4,400	2,540

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	600	990

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	7,900	11,599

General Electric Capital Corp.
5.500% due 09/15/2067		24,100	26,948

KeyBank N.A.
0.840% due 11/21/2011		400	488

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)		950	240
5.316% due 04/05/2011 (a)		10	2

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	700	904

SLM Corp.
0.964% due 11/15/2011	EUR	1,000	1,247

Wachovia Corp.
0.822% due 08/01/2011		400	564
0.865% due 02/13/2014		5,200	7,075

Total Foreign Currency-Denominated Issues (Cost $55,339)			52,597

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 (a)		316,000	1,596

Total Convertible Preferred Securities (Cost $987)			1,596

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.2%

DG Funding Trust
2.532% due 12/31/2049	1,239	$10,994

Total Preferred Stocks (Cost $13,055)		10,994

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.9%

COMMERCIAL PAPER 0.3%

Federal Home Loan Bank
0.073% due 01/13/2010	$13,000	13,000
0.073% due 02/24/2010	3,700	3,700
0.096% due 01/08/2010	800	800

		17,500

REPURCHASE AGREEMENTS 7.2%

Banc of America Securities LLC
0.100% due 01/06/2010	12,000	12,000
(Dated 12/15/2009. Collateralized by U.S. Treasury Notes 1.000% due 07/31/2011 valued at $12,211. Repurchase proceeds are $12,000.)
0.100% due 01/15/2010	6,000	6,000
(Dated 12/16/2009. Collateralized by U.S. Treasury Notes 1.000% due 10/31/2011 valued at $6,096. Repurchase proceeds are $6,000.)

BNP Paribas Bank
0.000% due 01/04/2010	170,200	170,200
(Dated 12/31/2009. Collateralized by U.S. Treasury Bonds 5.500% due 08/15/2028 valued at $173,005. Repurchase proceeds are $170,200.)

Deutsche Bank AG
0.080% due 01/05/2010	29,300	29,300
(Dated 12/22/2009. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $29,487. Repurchase proceeds are $29,300.)

Goldman Sachs & Co.
0.100% due 01/06/2010	28,500	28,500
(Dated 12/23/2009. Collateralized by Ginnie Mae 5.000% due 07/15/2039 valued at $28,753. Repurchase proceeds are $28,500.)

JPMorgan Chase Bank N.A.
-0.020% due 01/04/2010	91,400	91,400
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% - 3.250% due 08/31/2013 - 12/31/2016 valued at $93,736. Repurchase proceeds are $91,400.)
0.000% due 01/04/2010	90,200	90,200
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $92,669. Repurchase proceeds are $90,200.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	3,514	3,514
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $3,585. Repurchase proceeds are $3,514.)

		431,114

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.4%
0.136% due 04/01/2010 (d)(f)	$25,025	$25,022

U.S. TREASURY BILLS 1.0%
0.066% due 01/28/2010 - 03/25/2010 (b)(d)(f)	62,375	62,371

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 25.0%
150,359,733	$1,505,402

Total Short-Term Instruments (Cost $2,041,714)	2,041,409

Total Investments 95.5% (Cost $5,694,010)	$5,741,864

Written Options (h) (0.2%) (Premiums $15,679)	(11,288)

Other Assets and Liabilities (Net) 4.7%	280,610

Net Assets 100.0%	$6,011,186

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $5,469 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $1,144,037 at a weighted average interest rate of 0.586%. On December 31, 2009, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $18,807 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	205	$678
90-Day Eurodollar December Futures	Long	12/2010	619	846
90-Day Eurodollar June Futures	Long	06/2010	3,966	3,296
90-Day Eurodollar March Futures	Long	03/2010	3,707	8,933
90-Day Eurodollar September Futures	Long	09/2010	206	595
Euro-Bobl March Futures	Long	03/2010	918	(1,113)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	309	(820)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 125.000	Short	03/2010	39	26
Euro-Bund 10-Year Bond March Futures Put Options Strike @ EUR 121.000	Short	03/2010	39	(35)
U.S. Treasury 2-Year Note March Futures	Long	03/2010	5,469	(5,525)
U.S. Treasury 5-Year Note March Futures	Long	03/2010	1	(3)
U.S. Treasury 10-Year Note March Futures	Long	03/2010	1,281	(4,928)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	46	52
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	122	269
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	62	160
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	122	229

				$2,660

(g)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.670%	03/20/2013	5.684%	$1,100	$(123)	$0	$(123)
American International Group, Inc.	DUB	5.000%	12/20/2013	5.770%	9,700	(229)	(873)	644
American International Group, Inc.	JPM	5.000%	09/20/2016	5.819%	4,000	(149)	(340)	191
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	1.182%	3,900	(39)	0	(39)
El Paso Corp.	CITI	5.000%	06/20/2012	1.124%	900	86	(45)	131
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	3.687%	2,500	33	0	33
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	3.687%	500	27	0	27
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	4.346%	500	14	(11)	25
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	3.687%	500	3	0	3
Ford Motor Credit Co. LLC	JPM	3.900%	09/20/2012	3.687%	2,500	17	0	17
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	3.687%	500	26	0	26
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	3.687%	1,500	75	0	75
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	0.690%	2,900	2	0	2
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.690%	3,400	9	0	9
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	1.048%	600	0	0	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.679%	$800	$2	$(10)	$12
General Electric Capital Corp.	BNP	0.940%	12/20/2010	1.048%	2,200	(1)	0	(1)
General Electric Capital Corp.	BOA	5.000%	09/20/2011	1.366%	2,000	128	106	22
General Electric Capital Corp.	CITI	1.100%	03/20/2010	0.690%	400	1	0	1
General Electric Capital Corp.	CITI	1.150%	03/20/2010	0.690%	200	0	0	0
General Electric Capital Corp.	CITI	1.120%	12/20/2010	1.048%	800	1	0	1
General Electric Capital Corp.	CITI	5.000%	06/20/2011	1.313%	2,000	111	(98)	209
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.597%	5,000	447	0	447
General Electric Capital Corp.	DUB	1.070%	09/20/2010	0.690%	3,500	11	0	11
General Electric Capital Corp.	DUB	0.950%	12/20/2010	1.048%	1,000	(1)	0	(1)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.387%	1,600	4	0	4
General Electric Capital Corp.	DUB	5.000%	09/20/2011	1.366%	2,800	179	152	27
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.590%	11,100	1,317	0	1,317
General Electric Capital Corp.	GSC	0.900%	12/20/2010	1.048%	700	(1)	0	(1)
General Electric Capital Corp.	GSC	5.000%	06/20/2011	1.313%	10,000	558	(500)	1,058
General Electric Capital Corp.	MSC	1.000%	09/20/2011	1.366%	1,000	(5)	(15)	10
GMAC, Inc.	BCLY	3.650%	09/20/2012	4.042%	2,500	(20)	0	(20)
GMAC, Inc.	CITI	3.720%	09/20/2012	4.042%	2,500	(16)	0	(16)
GMAC, Inc.	DUB	3.200%	09/20/2012	4.042%	2,000	(38)	0	(38)
GMAC, Inc.	JPM	3.250%	09/20/2012	4.042%	2,500	(44)	0	(44)
GMAC, Inc.	JPM	3.670%	09/20/2012	4.042%	2,500	(19)	0	(19)
GMAC, Inc.	JPM	3.750%	09/20/2012	4.042%	1,000	(5)	0	(5)
GMAC, Inc.	JPM	4.850%	09/20/2012	4.042%	3,200	68	0	68
JSC Gazprom	JPM	0.970%	10/20/2012	2.222%	700	(22)	0	(22)
JSC Gazprom	JPM	1.020%	10/20/2012	2.222%	700	(21)	0	(21)
JSC Gazprom	JPM	2.170%	02/20/2013	2.290%	2,000	9	0	9
JSC Gazprom	MSC	2.180%	02/20/2013	2.290%	700	4	0	4
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.369%	1,200	(27)	0	(27)
Panama Government International Bond	CSFB	1.200%	02/20/2017	1.442%	400	(4)	0	(4)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.851%	1,000	1	0	1
Panama Government International Bond	JPM	1.250%	01/20/2017	1.439%	1,200	(7)	0	(7)
SLM Corp.	BCLY	5.000%	12/20/2013	4.981%	2,000	5	(270)	275
SLM Corp.	CITI	5.000%	12/20/2013	4.981%	11,300	29	(1,610)	1,639
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.765%	600	6	4	2
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.765%	2,800	32	20	12
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.765%	600	6	4	2
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.765%	900	11	7	4
Wells Fargo & Co.	DUB	1.520%	03/20/2013	0.716%	2,700	69	0	69

						$2,520	$(3,479)	$5,999

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 Index	DUB	5.000%	12/20/2014	$3,800	$411	$380	$31
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012	14,155	(2)	0	(2)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	0	0	0
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	3,659	4	0	4
CDX.IG-9 5-Year Index 15-30%	GSC	1.120%	12/20/2012	20,100	523	0	523
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012	4,600	120	0	120
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	9,100	194	0	194
CDX.IG-9 5-Year Index 30-100%	BCLY	0.758%	12/20/2012	35,590	654	0	654
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	23,341	393	0	393
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,833	29	0	29
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	4,051	65	0	65
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	4,533	59	0	59
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	5,690	61	0	61

					$2,511	$380	$2,131

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments  Total Return Portfolio  (Cont.)

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	10,200	$552	$(6)	$558
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	77	0	77
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,900	111	0	111
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	16,700	31	0	31
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		11,000	31	0	31
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		4,300	14	0	14
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		9,800	154	(18)	172
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		9,800	159	(14)	173
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		14,200	299	15	284
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		5,900	139	5	134
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		23,400	(394)	(422)	28
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		2,100	(13)	0	(13)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		1,300	(8)	0	(8)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		3,200	(19)	0	(19)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		20,700	(66)	20	(86)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		20,800	189	0	189
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		24,000	414	(160)	574
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		22,600	390	(12)	402
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	52	8	44
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		4,100	179	17	162
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	88,800	(515)	21	(536)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$44,500	1,070	930	140
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		211,400	5,085	4,430	655
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	50,300	339	0	339
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	8,800	1,242	(133)	1,375
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		203,000	(1,243)	666	(1,909)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		153,200	(938)	215	(1,153)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		181,100	(1,109)	365	(1,474)

							$6,222	$5,927	$295

(h)	Written options outstanding on December 31, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	02/19/2010	$13,300	$92	$46
Call - OTC USD versus JPY		95.000	02/19/2010	13,300	118	160

					$210	$206

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	2.500%	02/17/2010	EUR	10,300	$32	$7
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		$6,500	96	123
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		55,000	457	142
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		7,000	49	21
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		13,000	101	73
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		12,900	117	23
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		12,900	210	245
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	02/17/2010		9,300	22	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	02/17/2010		9,300	76	154
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		114,300	322	208
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		53,700	1,243	1,018
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		121,300	600	581
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	02/17/2010		11,400	23	4
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	02/17/2010		11,400	96	188
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		10,100	46	10
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		3,400	42	37
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		38,100	173	39
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		27,700	262	50
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		38,100	231	418
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		56,600	949	1,073

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	$16,600	$82	$79
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	14,700	115	43
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	46,500	209	5
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	8,500	9	3
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	8,500	86	140
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	95,500	2,086	1,811
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	14	19
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	18,000	194	47
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	48,700	379	144
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	29,500	269	165
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	92,700	772	30
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	23,700	237	391
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	26,300	228	48
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	21,000	332	398
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	13,300	126	64
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	56,000	534	145
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	34,000	205	187
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	18	19
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	39,500	408	189
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	42,000	341	109
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	191,000	1,466	565
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	87,000	697	488

							$13,954	$9,506

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$120.000	02/19/2010	1,381	$732	$52
Call - CBOT U.S. Treasury 10-Year Note March Futures	121.000	02/19/2010	639	243	8
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	486	142	519
Put - CBOT U.S. Treasury 10-Year Note March Futures	116.000	02/19/2010	635	398	997

				$1,515	$1,576

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	1,807	$445,600	EUR	0	$12,824
Sales	5,623	2,474,400		10,300	21,603
Closing Buys	(1,415)	(1,254,900)		0	(16,582)
Expirations	(2,874)	(111,500)		0	(2,166)
Exercised	0	0		0	0

Balance at 12/31/2009	3,141	$1,553,600	EUR	10,300	$15,679

(i)	Short sales outstanding on December 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	02/01/2040	$6,000	$6,231	$6,135
Fannie Mae	5.500%	02/01/2040	70,000	73,391	73,041
Fannie Mae	6.000%	02/01/2040	217,000	230,437	229,172

				$310,059	$308,348

(j)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	9,623	01/2010	RBS	$0	$(284)	$(284)
Sell		288	01/2010	RBS	3	0	3
Buy	BRL	10,839	02/2010	HSBC	232	(13)	219
Buy		2,645	02/2010	RBC	0	(13)	(13)
Buy		37,754	02/2010	RBS	1,242	0	1,242
Buy	CAD	8,313	01/2010	JPM	140	0	140
Buy	CNY	7,168	03/2010	BCLY	0	(10)	(10)

See Accompanying Notes	Annual Report	December 31, 2009	17

Schedule of Investments  Total Return Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	6,887	03/2010	BCLY	$5	$0	$5
Sell		11,155	03/2010	CITI	8	0	8
Sell		28,673	03/2010	DUB	20	0	20
Buy		7,185	03/2010	HSBC	0	(8)	(8)
Buy		43,733	03/2010	JPM	0	(54)	(54)
Sell		11,372	03/2010	MSC	8	0	8
Buy		5,298	08/2010	BCLY	0	(12)	(12)
Buy		6,678	08/2010	DUB	0	(14)	(14)
Buy		22,095	08/2010	HSBC	9	(24)	(15)
Buy		124,401	08/2010	JPM	19	(60)	(41)
Buy		23,358	08/2010	MSC	16	(12)	4
Buy		6,733	11/2010	BCLY	0	(9)	(9)
Buy		10,905	11/2010	CITI	0	(15)	(15)
Buy		28,134	11/2010	DUB	0	(44)	(44)
Buy		11,090	11/2010	MSC	0	(20)	(20)
Sell	EUR	5,053	01/2010	CITI	0	(35)	(35)
Sell		500	01/2010	GSC	0	0	0
Sell		17,144	01/2010	HSBC	1,294	0	1,294
Sell		1,339	01/2010	RBC	10	0	10
Buy		500	01/2010	RBS	0	(9)	(9)
Sell		1,000	01/2010	UBS	2	0	2
Sell		19,119	02/2010	RBS	968	0	968
Sell		1,203	03/2010	GSC	23	0	23
Buy	GBP	1,400	01/2010	CITI	30	0	30
Buy		2,096	01/2010	GSC	32	0	32
Sell		11,725	01/2010	RBS	231	0	231
Buy	IDR	21,974,200	01/2010	BCLY	83	0	83
Buy		6,000,300	10/2010	BOA	17	0	17
Buy		42,121,043	10/2010	CITI	88	0	88
Buy		6,000,300	10/2010	RBS	17	0	17
Buy		12,317,292	10/2010	UBS	5	0	5
Sell	JPY	1,105,045	01/2010	BNP	446	0	446
Buy	KRW	1,839,602	02/2010	CITI	19	0	19
Buy		2,494,392	02/2010	DUB	20	0	20
Buy		1,152,676	02/2010	MSC	9	0	9
Buy		4,046,472	02/2010	UBS	31	0	31
Buy		525,000	07/2010	BCLY	4	0	4
Buy		1,041,038	07/2010	DUB	9	0	9
Buy		864,818	07/2010	MSC	5	0	5
Buy		5,464,430	08/2010	BCLY	64	0	64
Buy		2,070,038	08/2010	MSC	3	0	3
Buy		930,914	11/2010	BCLY	0	(5)	(5)
Buy		508,885	11/2010	CITI	0	(4)	(4)
Buy	MXN	60,536	04/2010	RBS	56	0	56
Buy	MYR	2,171	02/2010	BCLY	1	(1)	0
Buy		3,189	02/2010	DUB	0	(14)	(14)
Buy		9,353	02/2010	HSBC	17	0	17
Buy		1,011	02/2010	JPM	0	0	0
Buy		6,815	06/2010	BCLY	18	0	18
Buy		6,849	06/2010	DUB	18	0	18
Buy		644	06/2010	MSC	0	(1)	(1)
Buy	SGD	1,080	02/2010	JPM	0	(10)	(10)
Buy		1,464	03/2010	BCLY	0	(13)	(13)
Buy		1,111	03/2010	MSC	0	(8)	(8)
Buy		599	03/2010	RBS	0	(5)	(5)
Buy		1,820	06/2010	CITI	0	(19)	(19)
Buy	TWD	15,967	06/2010	BOA	12	0	12
Buy		18,759	06/2010	DUB	14	0	14
Buy		20,629	06/2010	MSC	14	0	14
Buy		2,586	10/2010	BCLY	2	0	2
Buy		7,676	10/2010	CITI	5	0	5

					$5,269	$(716)	$4,553

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$1,190,425	$33,520	$1,223,945
U.S. Government Agencies	0	1,283,576	46	1,283,622
U.S. Treasury Obligations	0	629,435	0	629,435
Short-Term Instruments	1,505,402	536,007	0	2,041,409
Other Investments +++	0	552,459	10,994	563,453

Investments, at value	$1,505,402	$4,191,902	$44,560	$5,741,864
Short Sales, at value	$0	$(308,348)	$0	$(308,348)
Financial Derivative Instruments ++++	$2,660	$1,690	$0	$4,350

Total	$1,508,062	$3,885,244	$44,560	$5,437,866

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Corporate Bonds & Notes	$0	$33,800	$0	$0	$(780)	$500	$33,520	$(780)
U.S. Government Agencies	22,780	(23,072)	(1)	651	(312)	0	46	0
Other Investments +++	0	0	0	0	(1,466)	12,460	10,994	(1,466)

Investments, at value	$22,780	$10,728	$(1)	$651	$(2,558)	$12,960	$44,560	$(2,246)
Financial Derivative Instruments ++++	$1,421	$0	$0	$0	$(674)	$(747)	$0	$0

Total	$24,201	$10,728	$(1)	$651	$(3,232)	$12,213	$44,560	$(2,246)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$5,269	$0	$0	$0	$5,269
Unrealized appreciation on swap agreements	5,493	0	8,520	0	0	14,013

	$5,493	$5,269	$8,520	$0	$0	$19,282

Liabilities:
Written options outstanding	$11,082	$206	$0	$0	$0	$11,288
Variation margin payable ^^	2,273	0	0	0	0	2,273
Unrealized depreciation on foreign currency contracts	0	716	0	0	0	716
Unrealized depreciation on swap agreements	5,198	0	390	0	0	5,588

	$18,553	$922	$390	$0	$0	$19,865

See Accompanying Notes	Annual Report	December 31, 2009	19

Schedule of Investments Total Return Portfolio (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(2,435)	$0	$0	$0	$0	$(2,435)
Net realized gain (loss) on futures contracts, written options and swaps	144,610	201	(10,836)	0	0	133,975
Net realized (loss) on foreign currency transactions	0	(7,806)	0	0	0	(7,806)

	$142,175	$(7,605)	$(10,836)	$0	$0	$123,734

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(31,752)	$0	$0	$0	$0	$(31,752)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(10,858)	3	29,191	0	0	18,336
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	14,859	0	0	0	14,859

	$(42,610)	$14,862	$29,191	$0	$0	$1,443

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,660 as reported in the Notes to Schedule of Investments.

20	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying

22	PIMCO Variable Insurance Trust

December 31, 2009

mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

24	PIMCO Variable Insurance Trust

December 31, 2009

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)

securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely

26	PIMCO Variable Insurance Trust

December 31, 2009

principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)

distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$83,927	$16,427

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$2,980,863	$1,475,200	$(309)	$1,505,402	$1,263	$48

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

28	PIMCO Variable Insurance Trust

December 31, 2009

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$19,427,278	$21,336,305	$3,608,909	$2,100,468

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	11,866	$128,704	7,090	$74,836
Administrative Class	227,626	2,454,875	128,060	1,343,001
Advisor Class	15,039	161,558	6,006	62,477
Issued as reinvestment of distributions
Institutional Class	1,544	16,694	1,231	12,803
Administrative Class	35,313	381,833	22,615	234,388
Advisor Class	1,142	12,380	359	3,708
Cost of shares redeemed
Institutional Class	(6,450)	(68,374)	(12,881)	(134,610)
Administrative Class	(141,746)	(1,508,380)	(128,367)	(1,335,400)
Advisor Class	(4,441)	(47,668)	(2,226)	(23,085)
Net increase resulting from Portfolio share transactions	139,893	$1,531,622	21,887	$238,118

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	4	95
Administrative Class	4	48
Advisor Class	8	90

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of

Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	29

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from

2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 162,158	$0	$58,944	$(2,851)	$0	$(10,080)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$5,695,903	$143,676	$(97,715)	$45,961

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$334,885	$99,878	$0
12/31/2008	247,564	34,181	0

(5)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

30	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	31

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	GNMA	Government National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
FNMA	Federal National Mortgage Association	GTD	Guaranteed	PSF	Public School Fund
FSA	Financial Security Assurance, Inc.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	MBS	Mortgage-Backed Security
CMO	Collateralized Mortgage Obligation

32	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.07%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	33

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

34	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	35

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

38	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	39

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Institutional	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Short-Term Instruments	35.5%
U.S. Government Agencies	22.4%
Corporate Bonds & Notes	21.3%
U.S. Treasury Obligations	11.0%
Mortgage-Backed Securities	4.5%
Other	5.3%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	5 Years	Class Inception (04/10/00)
PIMCO Total Return Portfolio Institutional Class	14.21%	6.85%	7.21%
Barclays Capital U.S. Aggregate Index±	5.93%	4.97%	6.26%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/00.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.73% for Institutional Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,066.01	$1,022.63
Expenses Paid During Period†	$2.66	$2.60

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	A duration overweight position in the U.S., or sensitivity to changes in market interest rates, detracted from performance as the ten-year U.S. Treasury yield rose during the reporting period.

»	A curve-steepening bias benefited performance as the U.S. yield curve (indicated by the two-to-30 year portion of the yield curve) steepened during the reporting period.

»

An overweight to mortgage-backed securities (“MBS”) for most of the period added to returns as the MBS sector outperformed like-duration U.S. Treasury securities and high-quality instruments began to recover after the peak of the credit and liquidity crisis.

»	A slight underweight to corporate securities detracted from performance as this sector outperformed like-duration U.S. Treasury securities as corporate credit fundamentals improved.

»	Tactical exposure to high-yield bonds added to performance as the sector outperformed like-duration U.S. Treasury securities amid improved investor risk appetite.

»	Exposure to emerging market (“EM”) bonds contributed to performance as EM debt outperformed like-duration U.S. Treasury securities, benefiting from the broad rally in spread sectors in 2009.

»	Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real, benefited performance as the Brazilian real appreciated relative to the U.S. dollar during the reporting period.

»	European duration exposure detracted from performance as the ten-year Euro benchmark yield rose during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Institutional Class
Net asset value beginning of year	$10.31	$10.49	$10.12	$10.24	$10.51
Net investment income (a)	0.50	0.48	0.50	0.46	0.39
Net realized/unrealized gain (loss) on investments	0.93	0.02	0.37	(0.07)	(0.12)
Total income from investment operations	1.43	0.50	0.87	0.39	0.27
Dividends from net investment income	(0.58)	(0.48)	(0.50)	(0.46)	(0.37)
Distributions from net realized capital gains	(0.34)	(0.20)	0.00	(0.05)	(0.17)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.92)	(0.68)	(0.50)	(0.51)	(0.54)
Net asset value end of year	$10.82	$10.31	$10.49	$10.12	$10.24
Total return	14.21%	4.95%	8.90%	4.00%	2.60%
Net assets end of year (000s)	$239,670	$156,745	$207,312	$158,748	$143,720
Ratio of expenses to average net assets	0.59%	0.73%	0.68%	0.52%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.63%	4.52%	4.93%	4.51%	3.69%
Portfolio turnover rate	381%	355%	298%	303%	344%

(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$3,805,348
Investments in Affiliates, at value	1,505,402
Repurchase agreements, at value	431,114
Cash	2,098
Foreign currency, at value	3,988
Receivable for investments sold	1,938,885
Receivable for Portfolio shares sold	32,866
Interest and dividends receivable	31,093
Dividends receivable from Affiliates	359
Swap premiums paid	7,444
Unrealized appreciation on foreign currency contracts	5,269
Unrealized appreciation on swap agreements	14,013
7,777,879

Liabilities:
Payable for investments purchased	$1,407,290
Payable for investments in Affiliates purchased	359
Payable for Portfolio shares redeemed	5,592
Payable for short sales	308,348
Written options outstanding	11,288
Deposits from counterparty	17,001
Accrued related party fees	3,512
Variation margin payable	2,273
Swap premiums received	4,616
Unrealized depreciation on foreign currency contracts	716
Unrealized depreciation on swap agreements	5,588
Other liabilities	110
1,766,693

Net Assets	$6,011,186

Net Assets Consist of:
Paid in capital	$5,803,015
Undistributed net investment income	43,003
Accumulated undistributed net realized gain	95,551
Net unrealized appreciation	69,617
$6,011,186

Net Assets:
Institutional Class	$239,670
Administrative Class	5,566,064
Advisor Class	205,452

Shares Issued and Outstanding:
Institutional Class	22,158
Administrative Class	514,589
Advisor Class	18,994

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.82
Administrative Class	10.82
Advisor Class	10.82

Cost of Investments Owned	$3,757,185
Cost of Investments in Affiliates Owned	$1,505,711
Cost of Repurchase Agreements Owned	$431,114
Cost of Foreign Currency Held	$3,989
Proceeds Received on Short Sales	$310,059
Premiums Received on Written Options	$15,679

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$259,076
Dividends	158
Dividends from Affiliate investments	1,263
Miscellaneous income	11
Total Income	260,508

Expenses:
Investment advisory fees	12,438
Supervisory and administrative fees	12,440
Servicing fees – Administrative Class	6,988
Distribution and/or servicing fees – Advisor Class	336
Trustees' fees	85
Interest expense	4,671
Miscellaneous expense	2
Total Expenses	36,960

Net Investment Income	223,548

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	92,695
Net realized gain on Affiliate investments	48
Net realized gain on futures contracts, written options and swaps	133,975
Net realized (loss) on foreign currency transactions	(7,300)
Net change in unrealized appreciation on investments	149,580
Net change in unrealized (depreciation) on Affiliate investments	(309)
Net change in unrealized appreciation on futures contracts, written options and swaps	18,336
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	14,780
Net Gain	401,805

Net Increase in Net Assets Resulting from Operations	$625,353

*Foreign tax withholdings	$109

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$223,548	$193,387
Net realized gain	219,370	226,397
Net realized gain on Affiliate investments	48	0
Net change in unrealized appreciation (depreciation)	182,696	(220,889)
Net change in unrealized (depreciation) on Affiliate investments	(309)	0
Net increase resulting from operations	625,353	198,895

Distributions to Shareholders:
From net investment income
Institutional Class	(9,639)	(9,778)
Administrative Class	(240,232)	(185,493)
Advisor Class	(6,626)	(2,294)
From net realized capital gains
Institutional Class	(7,057)	(3,026)
Administrative Class	(165,455)	(79,740)
Advisor Class	(5,754)	(1,414)

Total Distributions	(434,763)	(281,745)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	128,704	74,836
Administrative Class	2,454,875	1,343,001
Advisor Class	161,558	62,477
Issued as reinvestment of distributions
Institutional Class	16,694	12,803
Administrative Class	381,833	234,388
Advisor Class	12,380	3,708
Cost of shares redeemed
Institutional Class	(68,374)	(134,610)
Administrative Class	(1,508,380)	(1,335,400)
Advisor Class	(47,668)	(23,085)
Net increase resulting from Portfolio share transactions	1,531,622	238,118

Total Increase in Net Assets	1,722,212	155,268

Net Assets:
Beginning of year	4,288,974	4,133,706
End of year*	$6,011,186	$4,288,974

*Including undistributed net investment income of:	$43,003	$45,370

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Cash Flows Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations (excluding interest expense)	$630,024

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(23,036,187)
Proceeds from sales of long-term securities	24,351,821
Purchases of short-term portfolio investments, net	(194,483)
Decrease in deposits with counterparty	25,096
Increase in receivable for investments sold	(1,503,791)
Decrease in interest and dividends receivable	2,325
Decrease in swap premiums paid	34,308
Decrease in payable for investments purchased	(42,926)
Increase in accrued related party fees	1,119
Decrease in other liabilities	(24,441)
Proceeds from futures transactions	10,793
Payment for currency transactions	(7,378)
Proceeds from short sale transactions	310,059
Unrealized appreciation on investments	(182,387)
Net realized gain on investments	(219,418)
Net amortization on investments	(9,157)
Net cash provided by operating activities	145,377

Cash flows used for financing activities:
Proceeds from shares sold	2,717,719
Payment on shares redeemed	(1,694,784)
Cash dividend paid*	(25,699)
Net repayment of reverse repurchase agreements	(1,164,088)
Interest expense paid	(4,671)
Increase in deposits from counterparty	17,001
Net cash received used for financing activities	(154,522)

Net Decrease in Cash and Foreign Currency	(9,145)

Cash and Foreign Currency:
Beginning of year	15,231
End of year	$6,086

*Reinvestment of dividends	$410,907

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Total Return Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

Daimler Finance North America LLC
4.240% due 08/03/2012	$17,595	$17,199

Texas Competitive Electric Holdings Co. LLC
3.735% due 10/10/2014	3,858	3,151
3.751% due 10/10/2014	50	41

Total Bank Loan Obligations (Cost $20,742)		20,391

CORPORATE BONDS & NOTES 20.4%

BANKING & FINANCE 15.0%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	5,800	6,196

American Express Bank FSB
6.000% due 09/13/2017	3,900	4,053

American Express Centurion Bank
0.292% due 03/23/2010	11,600	11,592
5.550% due 10/17/2012	9,840	10,530
6.000% due 09/13/2017	3,900	4,048

American Express Co.
7.000% due 03/19/2018	200	221

American Express Credit Corp.
0.392% due 06/16/2011	500	493
0.415% due 12/02/2010	200	199
5.875% due 05/02/2013	700	752

American General Finance Corp.
4.875% due 05/15/2010	4,300	4,241

American International Group, Inc.
0.394% due 10/18/2011	100	90
4.950% due 03/20/2012	1,700	1,666
5.050% due 10/01/2015	1,800	1,503
5.450% due 05/18/2017	400	324
6.250% due 03/15/2087	2,100	1,165
8.175% due 05/15/2068	3,000	2,002
8.250% due 08/15/2018	12,000	11,283

ANZ National International Ltd.
6.200% due 07/19/2013	7,400	7,973

Bank of America Corp.
0.602% due 08/15/2016	2,800	2,438
2.375% due 06/22/2012	6,500	6,627
6.000% due 09/01/2017	7,000	7,277
6.500% due 08/01/2016	32,700	35,210

Bank of America N.A.
6.000% due 10/15/2036	2,100	2,036

Bank of Scotland PLC
0.317% due 12/08/2010	6,300	6,186

Barclays Bank PLC
5.450% due 09/12/2012	40,000	43,285
6.050% due 12/04/2017	16,800	17,124
10.179% due 06/12/2021	2,080	2,690

Bear Stearns Cos. LLC
0.391% due 05/18/2010	12,200	12,207
0.482% due 08/15/2011	900	901
0.684% due 07/19/2010	7,400	7,414
6.400% due 10/02/2017	27,900	30,460

BNP Paribas
5.186% due 06/29/2049	15,600	12,865

C10 Capital SPV Ltd.
6.722% due 12/31/2049	4,300	3,039

Caelus Re Ltd.
6.504% due 06/07/2011	2,700	2,638

Citibank N.A.
1.875% due 05/07/2012	8,000	8,047
1.875% due 06/04/2012	300	302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Capital XXI
8.300% due 12/21/2077	$19,500	$18,866

Citigroup Funding, Inc.
1.325% due 05/07/2010	16,800	16,840
2.250% due 12/10/2012	1,400	1,412

Citigroup, Inc.
0.379% due 03/16/2012	5,500	5,304
0.527% due 06/09/2016	13,100	10,545
2.125% due 04/30/2012	3,800	3,843
5.300% due 10/17/2012	2,200	2,293
5.500% due 08/27/2012	5,500	5,752
5.500% due 04/11/2013	40,900	42,435
5.625% due 08/27/2012	4,400	4,528
5.850% due 07/02/2013	1,400	1,456
6.000% due 02/21/2012	3,789	4,002
6.125% due 05/15/2018	3,000	3,021
6.125% due 08/25/2036	15,000	12,903
8.500% due 05/22/2019	2,100	2,429

Countrywide Financial Corp.
4.500% due 06/15/2010	2,400	2,440
5.800% due 06/07/2012	10,300	10,940

Credit Agricole S.A.
0.304% due 05/28/2010	6,800	6,801

DBS Bank Ltd.
0.492% due 05/16/2017	1,000	956

Deutsche Bank AG
6.000% due 09/01/2017	24,600	26,861

Dexia Credit Local
0.899% due 09/23/2011	15,200	15,336

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	500	500
7.250% due 10/25/2011	200	202
7.375% due 02/01/2011	10,900	11,125
7.875% due 06/15/2010	600	609
8.000% due 12/15/2016	500	501
8.625% due 11/01/2010	400	412

General Electric Capital Corp.
2.000% due 09/28/2012	2,700	2,705
3.000% due 12/09/2011	21,200	21,864
5.875% due 01/14/2038	8,100	7,524
6.375% due 11/15/2067	14,800	12,931

GMAC LLC
6.000% due 12/15/2011	1,100	1,078

Goldman Sachs Group, Inc.
5.950% due 01/18/2018	17,300	18,298
6.250% due 09/01/2017	14,900	16,003
6.750% due 10/01/2037	3,300	3,403

HSBC Holdings PLC
6.500% due 05/02/2036	6,400	6,734
6.500% due 09/15/2037	2,900	3,040

International Lease Finance Corp.
5.250% due 01/10/2013	2,680	2,187
5.875% due 05/01/2013	1,000	795
6.375% due 03/25/2013	2,580	2,123

JPMorgan Chase & Co.
6.000% due 01/15/2018	3,900	4,199

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	11,000	11,796

JPMorgan Chase Capital XX
6.550% due 09/15/2066	1,200	1,103

JPMorgan Chase Capital XXII
6.450% due 01/15/2087	2,400	2,209

KeyBank N.A.
2.507% due 06/02/2010	9,800	9,860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBG Capital No.1 PLC
7.875% due 11/01/2020	$5,100	$4,156
8.500% due 12/29/2049	1,100	817

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	5,200	1,040
3.005% due 07/18/2011 (a)	4,800	960
5.625% due 01/24/2013 (a)	3,800	798
6.875% due 05/02/2018 (a)	3,200	680

Lloyds TSB Bank PLC
12.000% due 12/29/2049	32,700	32,108

Longpoint Re Ltd.
5.504% due 11/08/2011	2,900	2,912

Macquarie Group Ltd.
7.300% due 08/01/2014	22,075	23,874

Merrill Lynch & Co., Inc.
0.482% due 07/25/2011	8,500	8,373
6.150% due 04/25/2013	10,000	10,710
6.875% due 04/25/2018	17,800	19,209

MetLife, Inc.
6.400% due 12/15/2066	1,700	1,513

Metropolitan Life Global Funding I
0.312% due 05/17/2010	15,200	15,185
5.125% due 11/09/2011	8,200	8,589

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049	4,800	4,812

Morgan Stanley
0.374% due 01/15/2010	8,200	8,200
2.372% due 05/14/2010	20,700	20,851
5.950% due 12/28/2017	10,600	10,951

Mystic Re Ltd.
10.254% due 06/07/2011	2,200	2,245

National Australia Bank Ltd.
5.350% due 06/12/2013	6,100	6,571

Osiris Capital PLC
5.284% due 01/15/2010	3,100	3,100

Petroleum Export Ltd.
5.265% due 06/15/2011	438	427

Principal Life Income Funding Trusts
5.300% due 04/24/2013	5,200	5,495

Rabobank Nederland NV
11.000% due 06/29/2049	975	1,192

Residential Reinsurance 2007 Ltd.
10.506% due 06/07/2010	1,200	1,232

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	1,049

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,900	10,712

SLM Corp.
0.512% due 10/25/2011	200	187

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	5,400	4,666

State Street Capital Trust III
8.250% due 03/15/2042	6,800	6,969

State Street Capital Trust IV
1.254% due 06/01/2077	1,000	679

Temasek Financial I Ltd.
4.300% due 10/25/2019	4,600	4,519

TNK-BP Finance S.A.
6.125% due 03/20/2012	1,200	1,236

UBS AG
5.750% due 04/25/2018	4,600	4,691
5.875% due 12/20/2017	4,700	4,838

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UFJ Finance Aruba AEC
6.750% due 07/15/2013	$300	$334

Union Planters Corp.
7.750% due 03/01/2011	5,400	5,370

USB Capital IX
6.189% due 10/29/2049	900	732

Wachovia Corp.
0.374% due 03/15/2011	10,400	10,376
0.414% due 10/15/2011	8,100	8,013
5.500% due 05/01/2013	8,300	8,824
5.750% due 02/01/2018	16,900	17,665

Wells Fargo & Co.
0.711% due 01/29/2010	3,200	3,201

Westpac Banking Corp.
0.764% due 07/16/2014	3,000	3,022

ZFS Finance USA Trust I
5.875% due 05/09/2062	1,285	1,044

		903,368

INDUSTRIALS 4.2%

Amgen, Inc.
6.150% due 06/01/2018	1,200	1,331

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	21,500	21,855
5.375% due 01/15/2020	21,500	21,978

AstraZeneca PLC
5.900% due 09/15/2017	2,500	2,782
6.450% due 09/15/2037	2,400	2,712

CODELCO, Inc.
6.150% due 10/24/2036	700	724

Comcast Corp.
5.875% due 02/15/2018	1,700	1,808
6.450% due 03/15/2037	1,700	1,759

CSC Holdings, Inc.
7.625% due 04/01/2011	7,000	7,263

Dell, Inc.
5.650% due 04/15/2018	11,200	11,753

El Paso Corp.
7.800% due 08/01/2031	900	852
7.875% due 06/15/2012	3,000	3,123
9.625% due 05/15/2012	800	830

Gaz Capital S.A.
6.212% due 11/22/2016	1,200	1,155
7.343% due 04/11/2013	1,700	1,785
8.146% due 04/11/2018	6,700	7,094

International Business Machines Corp.
5.700% due 09/14/2017	2,400	2,628

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	24,000	25,462

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	100	111

Oracle Corp.
4.950% due 04/15/2013	13,100	14,068
5.750% due 04/15/2018	12,900	13,970

Petrobras International Finance Co.
7.875% due 03/15/2019	33,900	39,250

Roche Holdings, Inc.
7.000% due 03/01/2039	11,800	14,326

Rohm and Haas Co.
6.000% due 09/15/2017	3,700	3,824

Union Pacific Corp.
5.700% due 08/15/2018	13,800	14,480

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
8.030% due 01/01/2013 (a)	$465	$595

UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	5,445

Vale Overseas Ltd.
5.625% due 09/15/2019	16,600	16,844
6.250% due 01/23/2017	1,300	1,359
6.875% due 11/21/2036	1,300	1,302

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,128

		249,596

UTILITIES 1.2%

AT&T, Inc.
0.378% due 02/05/2010	3,600	3,601
4.950% due 01/15/2013	5,200	5,552
5.500% due 02/01/2018	5,200	5,435
6.300% due 01/15/2038	3,600	3,669

Enel Finance International S.A.
6.250% due 09/15/2017	19,000	20,922

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	8,312

Korea Electric Power Corp.
5.125% due 04/23/2034	90	95

NGPL PipeCo. LLC
6.514% due 12/15/2012	5,800	6,308

Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	12,198

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	670

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,601

Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,618

		70,981

Total Corporate Bonds & Notes (Cost $1,183,520)		1,223,945

MUNICIPAL BONDS & NOTES 1.8%

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	5,100	4,955
7.550% due 04/01/2039	2,000	1,940

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2006
5.000% due 09/01/2036	3,900	4,004

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	17,486

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	947

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	960	810

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2023	11,800	11,904

Miami-Dade County, Florida Revenue Bonds, (FSA Insured), Series 2008
5.000% due 10/01/2041	5,100	5,107

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	6,500	6,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	$2,900	$2,003

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	24,500	27,459

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.752% due 06/15/2031	5,130	5,837

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	85

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	4,185	4,048

Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	436

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,066

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
9.807% due 02/15/2031	3,390	4,031

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.740% due 02/01/2027	2,575	3,062
9.839% due 10/01/2031	6,240	7,362

Total Municipal Bonds & Notes (Cost $96,062)		108,835

U.S. GOVERNMENT AGENCIES 21.4%

Fannie Mae
0.291% due 12/25/2036 - 07/25/2037	11,308	10,270
0.581% due 03/25/2044	3,772	3,564
1.832% due 06/01/2043 - 07/01/2044	3,947	3,923
2.032% due 09/01/2040	19	20
3.110% due 08/01/2035	3,740	3,812
3.145% due 11/01/2025	1	1
3.347% due 09/01/2039	32	33
3.677% due 01/01/2025	17	18
3.855% due 05/25/2035	789	783
3.998% due 10/01/2032	1,096	1,131
4.190% due 11/01/2035	202	210
4.585% due 12/01/2036	1,665	1,719
4.714% due 04/01/2035	3,322	3,435
4.724% due 09/01/2034	1,586	1,638
4.752% due 04/01/2035	2,084	2,138
5.000% due 02/25/2017 - 01/01/2040	8,269	8,519
5.053% due 09/01/2035	1,481	1,561
5.161% due 08/01/2035	1,510	1,596
5.500% due 07/01/2016 - 06/01/2038	207,392	218,206
5.500% due 11/01/2034 - 07/01/2036 (f)	153,161	161,002
6.000% due 04/01/2016 - 01/01/2039	671,872	713,771
6.000% due 12/01/2036 (f)	22,914	24,343
6.500% due 06/01/2029 - 01/01/2040	30,118	32,274
7.000% due 04/25/2023 - 06/01/2032	2,090	2,293

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Home Loan Bank
1.000% due 12/28/2011	$900	$897

Federal Housing Administration
7.430% due 01/25/2023	45	46

Freddie Mac
0.383% due 07/15/2019	6,136	6,061
0.533% due 05/15/2036	3,859	3,827
0.683% due 11/15/2030	22	22
0.733% due 09/15/2030	20	20
1.125% due 06/01/2011 - 12/15/2011	10,100	10,130
1.832% due 02/25/2045	512	473
3.327% due 07/01/2027	1	1
3.387% due 01/01/2028	1	1
3.389% due 07/01/2030	1	1
5.500% due 10/01/2034 - 01/01/2040	2,207	2,317
6.000% due 07/01/2016 - 01/01/2040	47,202	50,099
6.500% due 03/01/2013 - 10/01/2037	522	562
7.000% due 06/15/2023	1,156	1,260
7.500% due 07/15/2030 - 03/01/2032	191	214
8.500% due 08/01/2024	11	12

Ginnie Mae
0.733% due 09/20/2030	15	15
0.832% due 02/16/2030	167	166
3.625% due 07/20/2030	7	7
3.750% due 02/20/2032	384	393
4.125% due 10/20/2029 - 11/20/2029	153	156
4.375% due 04/20/2026 - 05/20/2030	72	74
5.500% due 04/15/2033 - 09/15/2033	363	383
6.000% due 01/01/2040	7,000	7,397
6.500% due 03/15/2031 - 04/15/2032	131	141

Small Business Administration
5.130% due 09/01/2023	56	59
6.030% due 02/01/2012	1,711	1,800
6.290% due 01/01/2021	119	127
6.344% due 08/01/2011	130	136
7.449% due 08/01/2010	4	4
7.500% due 04/01/2017	474	522
8.017% due 02/10/2010	39	39

Total U.S. Government Agencies (Cost $1,231,812)		1,283,622

U.S. TREASURY OBLIGATIONS 10.5%

U.S. Treasury Bonds
3.500% due 02/15/2039	28,200	23,106
4.250% due 05/15/2039 (f)	85,000	79,767
4.375% due 02/15/2038	4,200	4,033
4.375% due 11/15/2039	24,000	22,980
4.500% due 05/15/2038	29,300	28,700
4.750% due 02/15/2037	6,900	7,053
5.375% due 02/15/2031	27,500	30,396

U.S. Treasury Notes
1.000% due 07/31/2011	122,600	122,825
1.000% due 08/31/2011	21,600	21,618
1.000% due 09/30/2011	113,400	113,405
1.000% due 10/31/2011 (f)	81,600	81,552
2.625% due 12/31/2014	36,600	36,506
2.750% due 11/30/2016	59,700	57,494

Total U.S. Treasury Obligations (Cost $642,376)		629,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.3%

American Home Mortgage Investment Trust
2.231% due 02/25/2045	$2,094	$1,579

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	98	98
5.451% due 01/15/2049	11,600	10,256
5.738% due 05/10/2045	6,400	6,301
5.744% due 02/10/2051	3,200	2,830

Banc of America Funding Corp.
3.267% due 05/25/2035	3,379	3,180

Banc of America Mortgage Securities, Inc.
3.912% due 05/25/2033	3,735	3,339
6.500% due 10/25/2031	542	532
6.500% due 09/25/2033	233	236

Bear Stearns Adjustable Rate Mortgage Trust
3.228% due 11/25/2030	3	3
3.708% due 01/25/2034	1,227	1,158
3.718% due 11/25/2034	6,988	5,918
4.147% due 07/25/2034	2,941	2,303
4.150% due 11/25/2034	2,101	1,980
4.456% due 02/25/2033	82	77
4.974% due 01/25/2035	2,358	2,160
4.990% due 04/25/2033	589	523
5.632% due 02/25/2033	132	129

Bear Stearns Alt-A Trust
5.310% due 05/25/2035	4,712	3,269
5.378% due 09/25/2035	2,870	1,923

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	865
5.471% due 01/12/2045	2,800	2,655
5.700% due 06/11/2050	9,400	8,226
5.703% due 06/11/2050	8,600	8,262

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	5,849	3,613
5.673% due 12/26/2046	3,440	1,949

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,256	1,119

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	3,000	2,610

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,900	4,194

Countrywide Alternative Loan Trust
0.411% due 05/25/2047	4,333	2,177

Countrywide Home Loan Mortgage Pass-Through Trust
3.510% due 11/25/2034	4,780	3,877
3.701% due 02/20/2035	8,482	6,958
5.250% due 02/20/2036	1,492	982
5.750% due 05/25/2033	105	104

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	900	780

CS First Boston Mortgage Securities Corp.
5.018% due 06/25/2032	22	19

First Horizon Alternative Mortgage Securities
5.387% due 09/25/2035	148	102

First Nationwide Trust
6.750% due 08/21/2031	6	5

Greenpoint Mortgage Funding Trust
0.311% due 10/25/2046	2,543	2,297
0.311% due 01/25/2047	3,008	2,612

Greenpoint Mortgage Pass-Through Certificates
3.829% due 10/25/2033	3,125	2,311

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	400	387
5.317% due 06/10/2036	915	930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.444% due 03/10/2039	$4,400	$3,898

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	7,096	6,754
5.396% due 08/10/2038	905	891
5.805% due 08/10/2045	4,600	3,961

GSR Mortgage Loan Trust
3.336% due 09/25/2035	14,299	12,415
5.234% due 11/25/2035	6,124	5,089

Harborview Mortgage Loan Trust
0.323% due 01/19/2038	2,263	2,227
0.423% due 01/19/2038	10,810	5,960
0.453% due 05/19/2035	975	505
5.099% due 07/19/2035	4,080	2,836

Impac Secured Assets CMN Owner Trust
0.311% due 01/25/2037	583	322

Indymac ARM Trust
2.819% due 01/25/2032	3	2

Indymac Index Mortgage Loan Trust
0.321% due 11/25/2046	1,050	987

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	6,800	5,913
5.420% due 01/15/2049	20,956	17,728
5.818% due 06/15/2049	300	291
5.882% due 02/15/2051	2,300	1,997

JPMorgan Mortgage Trust
5.022% due 02/25/2035	3,496	3,216
5.750% due 01/25/2036	3,658	3,052

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.313% due 09/15/2021	773	719

Merrill Lynch Countrywide Commercial Mortgage Trust
0.000% due 07/09/2021	12,200	10,374
5.485% due 03/12/2051	5,500	4,488

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	2,808	1,927

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	130	131

MLCC Mortgage Investors, Inc.
0.481% due 11/25/2035	776	550
1.231% due 10/25/2035	1,427	1,169

Morgan Stanley Capital I
0.294% due 10/15/2020	1,687	1,492
4.050% due 01/13/2041	289	291
5.809% due 12/12/2049	600	513
5.880% due 06/11/2049	3,100	2,771

Prime Mortgage Trust
0.631% due 02/25/2019	94	89
0.631% due 02/25/2034	610	554

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	464	465

Sovereign Commercial Mortgage Securities Trust
5.787% due 07/22/2030	1,200	1,189

Structured Adjustable Rate Mortgage Loan Trust
5.491% due 07/25/2035	1,203	947

Structured Asset Mortgage Investments, Inc.
0.483% due 07/19/2035	5,839	4,788
0.893% due 09/19/2032	109	91

Structured Asset Securities Corp.
2.903% due 07/25/2032	11	8
2.920% due 02/25/2032	14	13

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	3,237	3,114

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	$8,092	$6,777
0.323% due 09/15/2021	17,860	15,238
5.308% due 11/15/2048	2,000	1,881
5.509% due 04/15/2047	3,200	2,576

WaMu Mortgage Pass-Through Certificates
0.521% due 10/25/2045	1,075	772
1.744% due 11/25/2042	529	348
1.944% due 08/25/2042	1,285	946

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	5,896	4,883
4.957% due 01/25/2035	5,541	5,071
4.979% due 12/25/2034	4,160	4,026

Total Mortgage-Backed Securities (Cost $297,593)		261,073

ASSET-BACKED SECURITIES 0.7%

ACE Securities Corp.
0.281% due 12/25/2036	772	640

Ally Auto Receivables Trust
1.320% due 03/15/2012	6,200	6,214

Amortizing Residential Collateral Trust
0.501% due 06/25/2032	219	171

Asset-Backed Funding Certificates
0.291% due 11/25/2036	433	430
0.291% due 01/25/2037	960	925

Bear Stearns Asset-Backed Securities Trust
0.316% due 10/25/2036	795	729
0.321% due 06/25/2047	1,757	1,579

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	937	918
0.281% due 05/25/2047	1,076	1,038

Credit-Based Asset Servicing & Securitization LLC
0.291% due 11/25/2036	1,209	862

EMC Mortgage Loan Trust
0.601% due 05/25/2040	455	317

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036	1,833	1,787

Fremont Home Loan Trust
0.291% due 01/25/2037	1,377	965

HFC Home Equity Loan Asset-Backed Certificates
0.523% due 01/20/2034	5,635	4,775

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036	710	515

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	158	156

JPMorgan Mortgage Acquisition Corp.
0.281% due 08/25/2036	56	55
0.291% due 03/25/2047	3,376	2,445

Long Beach Mortgage Loan Trust
0.511% due 10/25/2034	156	121

MASTR Asset-Backed Securities Trust
0.291% due 11/25/2036	718	712

Morgan Stanley ABS Capital I
0.271% due 10/25/2036	499	483
0.281% due 10/25/2036	190	185

Nelnet Student Loan Trust
0.495% due 12/22/2016	5,288	5,267

Park Place Securities, Inc.
0.543% due 10/25/2034	1,962	1,603

SBI HELOC Trust
0.401% due 08/25/2036	694	630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.361% due 05/25/2037		$3,863	$2,705

SLM Student Loan Trust
0.282% due 10/25/2016		2,877	2,874

Structured Asset Securities Corp.
0.281% due 10/25/2036		1,294	1,228
0.521% due 01/25/2033		65	57

Total Asset-Backed Securities (Cost $45,470)			40,386

SOVEREIGN ISSUES 1.1%

Export-Import Bank of China
4.875% due 07/21/2015		900	960

Export-Import Bank of Korea
5.875% due 01/14/2015		29,900	32,156

Korea Development Bank
0.424% due 04/06/2010		25,000	24,865

Mexico Government International Bond
6.050% due 01/11/2040		4,200	4,058

Societe Financement de l'Economie Francaise
0.484% due 07/16/2012		5,000	5,031

South Africa Government International Bond
5.875% due 05/30/2022		500	511

Total Sovereign Issues (Cost $65,340)			67,581

FOREIGN CURRENCY-DENOMINATED ISSUES 0.9%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	4,400	2,540

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	600	990

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	7,900	11,599

General Electric Capital Corp.
5.500% due 09/15/2067		24,100	26,948

KeyBank N.A.
0.840% due 11/21/2011		400	488

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)		950	240
5.316% due 04/05/2011 (a)		10	2

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	700	904

SLM Corp.
0.964% due 11/15/2011	EUR	1,000	1,247

Wachovia Corp.
0.822% due 08/01/2011		400	564
0.865% due 02/13/2014		5,200	7,075

Total Foreign Currency-Denominated Issues (Cost $55,339)			52,597

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 (a)		316,000	1,596

Total Convertible Preferred Securities (Cost $987)			1,596

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.2%

DG Funding Trust
2.532% due 12/31/2049	1,239	$10,994

Total Preferred Stocks (Cost $13,055)		10,994

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.9%

COMMERCIAL PAPER 0.3%

Federal Home Loan Bank
0.073% due 01/13/2010	$13,000	13,000
0.073% due 02/24/2010	3,700	3,700
0.096% due 01/08/2010	800	800

		17,500

REPURCHASE AGREEMENTS 7.2%

Banc of America Securities LLC
0.100% due 01/06/2010	12,000	12,000
(Dated 12/15/2009. Collateralized by U.S. Treasury Notes 1.000% due 07/31/2011 valued at $12,211. Repurchase proceeds are $12,000.)
0.100% due 01/15/2010	6,000	6,000
(Dated 12/16/2009. Collateralized by U.S. Treasury Notes 1.000% due 10/31/2011 valued at $6,096. Repurchase proceeds are $6,000.)

BNP Paribas Bank
0.000% due 01/04/2010	170,200	170,200
(Dated 12/31/2009. Collateralized by U.S. Treasury Bonds 5.500% due 08/15/2028 valued at $173,005. Repurchase proceeds are $170,200.)

Deutsche Bank AG
0.080% due 01/05/2010	29,300	29,300
(Dated 12/22/2009. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $29,487. Repurchase proceeds are $29,300.)

Goldman Sachs & Co.
0.100% due 01/06/2010	28,500	28,500
(Dated 12/23/2009. Collateralized by Ginnie Mae 5.000% due 07/15/2039 valued at $28,753. Repurchase proceeds are $28,500.)

JPMorgan Chase Bank N.A.
-0.020% due 01/04/2010	91,400	91,400
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% - 3.250% due 08/31/2013 - 12/31/2016 valued at $93,736. Repurchase proceeds are $91,400.)
0.000% due 01/04/2010	90,200	90,200
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $92,669. Repurchase proceeds are $90,200.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	3,514	3,514
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $3,585. Repurchase proceeds are $3,514.)

		431,114

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.4%
0.136% due 04/01/2010 (d)(f)	$25,025	$25,022

U.S. TREASURY BILLS 1.0%
0.066% due 01/28/2010 - 03/25/2010 (b)(d)(f)	62,375	62,371

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 25.0%
150,359,733	$1,505,402

Total Short-Term Instruments (Cost $2,041,714)	2,041,409

Total Investments 95.5% (Cost $5,694,010)	$5,741,864

Written Options (h) (0.2%) (Premiums $15,679)	(11,288)

Other Assets and Liabilities (Net) 4.7%	280,610

Net Assets 100.0%	$6,011,186

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $5,469 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $1,144,037 at a weighted average interest rate of 0.586%. On December 31, 2009, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $18,807 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	205	$678
90-Day Eurodollar December Futures	Long	12/2010	619	846
90-Day Eurodollar June Futures	Long	06/2010	3,966	3,296
90-Day Eurodollar March Futures	Long	03/2010	3,707	8,933
90-Day Eurodollar September Futures	Long	09/2010	206	595
Euro-Bobl March Futures	Long	03/2010	918	(1,113)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	309	(820)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 125.000	Short	03/2010	39	26
Euro-Bund 10-Year Bond March Futures Put Options Strike @ EUR 121.000	Short	03/2010	39	(35)
U.S. Treasury 2-Year Note March Futures	Long	03/2010	5,469	(5,525)
U.S. Treasury 5-Year Note March Futures	Long	03/2010	1	(3)
U.S. Treasury 10-Year Note March Futures	Long	03/2010	1,281	(4,928)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	46	52
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	122	269
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	62	160
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	122	229

				$2,660

(g)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.670%	03/20/2013	5.684%	$1,100	$(123)	$0	$(123)
American International Group, Inc.	DUB	5.000%	12/20/2013	5.770%	9,700	(229)	(873)	644
American International Group, Inc.	JPM	5.000%	09/20/2016	5.819%	4,000	(149)	(340)	191
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	1.182%	3,900	(39)	0	(39)
El Paso Corp.	CITI	5.000%	06/20/2012	1.124%	900	86	(45)	131
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	3.687%	2,500	33	0	33
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	3.687%	500	27	0	27
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	4.346%	500	14	(11)	25
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	3.687%	500	3	0	3
Ford Motor Credit Co. LLC	JPM	3.900%	09/20/2012	3.687%	2,500	17	0	17
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	3.687%	500	26	0	26
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	3.687%	1,500	75	0	75
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	0.690%	2,900	2	0	2
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.690%	3,400	9	0	9
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	1.048%	600	0	0	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.679%	$800	$2	$(10)	$12
General Electric Capital Corp.	BNP	0.940%	12/20/2010	1.048%	2,200	(1)	0	(1)
General Electric Capital Corp.	BOA	5.000%	09/20/2011	1.366%	2,000	128	106	22
General Electric Capital Corp.	CITI	1.100%	03/20/2010	0.690%	400	1	0	1
General Electric Capital Corp.	CITI	1.150%	03/20/2010	0.690%	200	0	0	0
General Electric Capital Corp.	CITI	1.120%	12/20/2010	1.048%	800	1	0	1
General Electric Capital Corp.	CITI	5.000%	06/20/2011	1.313%	2,000	111	(98)	209
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.597%	5,000	447	0	447
General Electric Capital Corp.	DUB	1.070%	09/20/2010	0.690%	3,500	11	0	11
General Electric Capital Corp.	DUB	0.950%	12/20/2010	1.048%	1,000	(1)	0	(1)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.387%	1,600	4	0	4
General Electric Capital Corp.	DUB	5.000%	09/20/2011	1.366%	2,800	179	152	27
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.590%	11,100	1,317	0	1,317
General Electric Capital Corp.	GSC	0.900%	12/20/2010	1.048%	700	(1)	0	(1)
General Electric Capital Corp.	GSC	5.000%	06/20/2011	1.313%	10,000	558	(500)	1,058
General Electric Capital Corp.	MSC	1.000%	09/20/2011	1.366%	1,000	(5)	(15)	10
GMAC, Inc.	BCLY	3.650%	09/20/2012	4.042%	2,500	(20)	0	(20)
GMAC, Inc.	CITI	3.720%	09/20/2012	4.042%	2,500	(16)	0	(16)
GMAC, Inc.	DUB	3.200%	09/20/2012	4.042%	2,000	(38)	0	(38)
GMAC, Inc.	JPM	3.250%	09/20/2012	4.042%	2,500	(44)	0	(44)
GMAC, Inc.	JPM	3.670%	09/20/2012	4.042%	2,500	(19)	0	(19)
GMAC, Inc.	JPM	3.750%	09/20/2012	4.042%	1,000	(5)	0	(5)
GMAC, Inc.	JPM	4.850%	09/20/2012	4.042%	3,200	68	0	68
JSC Gazprom	JPM	0.970%	10/20/2012	2.222%	700	(22)	0	(22)
JSC Gazprom	JPM	1.020%	10/20/2012	2.222%	700	(21)	0	(21)
JSC Gazprom	JPM	2.170%	02/20/2013	2.290%	2,000	9	0	9
JSC Gazprom	MSC	2.180%	02/20/2013	2.290%	700	4	0	4
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.369%	1,200	(27)	0	(27)
Panama Government International Bond	CSFB	1.200%	02/20/2017	1.442%	400	(4)	0	(4)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.851%	1,000	1	0	1
Panama Government International Bond	JPM	1.250%	01/20/2017	1.439%	1,200	(7)	0	(7)
SLM Corp.	BCLY	5.000%	12/20/2013	4.981%	2,000	5	(270)	275
SLM Corp.	CITI	5.000%	12/20/2013	4.981%	11,300	29	(1,610)	1,639
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.765%	600	6	4	2
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.765%	2,800	32	20	12
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.765%	600	6	4	2
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.765%	900	11	7	4
Wells Fargo & Co.	DUB	1.520%	03/20/2013	0.716%	2,700	69	0	69

						$2,520	$(3,479)	$5,999

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 Index	DUB	5.000%	12/20/2014	$3,800	$411	$380	$31
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012	14,155	(2)	0	(2)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	0	0	0
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	3,659	4	0	4
CDX.IG-9 5-Year Index 15-30%	GSC	1.120%	12/20/2012	20,100	523	0	523
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012	4,600	120	0	120
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	9,100	194	0	194
CDX.IG-9 5-Year Index 30-100%	BCLY	0.758%	12/20/2012	35,590	654	0	654
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	23,341	393	0	393
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,833	29	0	29
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	4,051	65	0	65
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	4,533	59	0	59
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	5,690	61	0	61

					$2,511	$380	$2,131

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments  Total Return Portfolio  (Cont.)

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	10,200	$552	$(6)	$558
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	77	0	77
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,900	111	0	111
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	16,700	31	0	31
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		11,000	31	0	31
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		4,300	14	0	14
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		9,800	154	(18)	172
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		9,800	159	(14)	173
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		14,200	299	15	284
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		5,900	139	5	134
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		23,400	(394)	(422)	28
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		2,100	(13)	0	(13)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		1,300	(8)	0	(8)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		3,200	(19)	0	(19)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		20,700	(66)	20	(86)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		20,800	189	0	189
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		24,000	414	(160)	574
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		22,600	390	(12)	402
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	52	8	44
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		4,100	179	17	162
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	88,800	(515)	21	(536)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$44,500	1,070	930	140
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		211,400	5,085	4,430	655
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	50,300	339	0	339
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	8,800	1,242	(133)	1,375
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		203,000	(1,243)	666	(1,909)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		153,200	(938)	215	(1,153)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		181,100	(1,109)	365	(1,474)

							$6,222	$5,927	$295

(h)	Written options outstanding on December 31, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	02/19/2010	$13,300	$92	$46
Call - OTC USD versus JPY		95.000	02/19/2010	13,300	118	160

					$210	$206

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	2.500%	02/17/2010	EUR	10,300	$32	$7
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		$6,500	96	123
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		55,000	457	142
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		7,000	49	21
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		13,000	101	73
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		12,900	117	23
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		12,900	210	245
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	02/17/2010		9,300	22	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	02/17/2010		9,300	76	154
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		114,300	322	208
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		53,700	1,243	1,018
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		121,300	600	581
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	02/17/2010		11,400	23	4
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	02/17/2010		11,400	96	188
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		10,100	46	10
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		3,400	42	37
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		38,100	173	39
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		27,700	262	50
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		38,100	231	418
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		56,600	949	1,073

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	$16,600	$82	$79
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	14,700	115	43
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	46,500	209	5
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	8,500	9	3
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	8,500	86	140
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	95,500	2,086	1,811
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	14	19
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	18,000	194	47
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	48,700	379	144
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	29,500	269	165
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	92,700	772	30
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	23,700	237	391
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	26,300	228	48
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	21,000	332	398
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	13,300	126	64
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	56,000	534	145
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	34,000	205	187
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	18	19
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	39,500	408	189
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	42,000	341	109
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	191,000	1,466	565
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	87,000	697	488

							$13,954	$9,506

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$120.000	02/19/2010	1,381	$732	$52
Call - CBOT U.S. Treasury 10-Year Note March Futures	121.000	02/19/2010	639	243	8
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	486	142	519
Put - CBOT U.S. Treasury 10-Year Note March Futures	116.000	02/19/2010	635	398	997

				$1,515	$1,576

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	1,807	$445,600	EUR	0	$12,824
Sales	5,623	2,474,400		10,300	21,603
Closing Buys	(1,415)	(1,254,900)		0	(16,582)
Expirations	(2,874)	(111,500)		0	(2,166)
Exercised	0	0		0	0

Balance at 12/31/2009	3,141	$1,553,600	EUR	10,300	$15,679

(i)	Short sales outstanding on December 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	02/01/2040	$6,000	$6,231	$6,135
Fannie Mae	5.500%	02/01/2040	70,000	73,391	73,041
Fannie Mae	6.000%	02/01/2040	217,000	230,437	229,172

				$310,059	$308,348

(j)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	9,623	01/2010	RBS	$0	$(284)	$(284)
Sell		288	01/2010	RBS	3	0	3
Buy	BRL	10,839	02/2010	HSBC	232	(13)	219
Buy		2,645	02/2010	RBC	0	(13)	(13)
Buy		37,754	02/2010	RBS	1,242	0	1,242
Buy	CAD	8,313	01/2010	JPM	140	0	140
Buy	CNY	7,168	03/2010	BCLY	0	(10)	(10)

See Accompanying Notes	Annual Report	December 31, 2009	17

Schedule of Investments  Total Return Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	6,887	03/2010	BCLY	$5	$0	$5
Sell		11,155	03/2010	CITI	8	0	8
Sell		28,673	03/2010	DUB	20	0	20
Buy		7,185	03/2010	HSBC	0	(8)	(8)
Buy		43,733	03/2010	JPM	0	(54)	(54)
Sell		11,372	03/2010	MSC	8	0	8
Buy		5,298	08/2010	BCLY	0	(12)	(12)
Buy		6,678	08/2010	DUB	0	(14)	(14)
Buy		22,095	08/2010	HSBC	9	(24)	(15)
Buy		124,401	08/2010	JPM	19	(60)	(41)
Buy		23,358	08/2010	MSC	16	(12)	4
Buy		6,733	11/2010	BCLY	0	(9)	(9)
Buy		10,905	11/2010	CITI	0	(15)	(15)
Buy		28,134	11/2010	DUB	0	(44)	(44)
Buy		11,090	11/2010	MSC	0	(20)	(20)
Sell	EUR	5,053	01/2010	CITI	0	(35)	(35)
Sell		500	01/2010	GSC	0	0	0
Sell		17,144	01/2010	HSBC	1,294	0	1,294
Sell		1,339	01/2010	RBC	10	0	10
Buy		500	01/2010	RBS	0	(9)	(9)
Sell		1,000	01/2010	UBS	2	0	2
Sell		19,119	02/2010	RBS	968	0	968
Sell		1,203	03/2010	GSC	23	0	23
Buy	GBP	1,400	01/2010	CITI	30	0	30
Buy		2,096	01/2010	GSC	32	0	32
Sell		11,725	01/2010	RBS	231	0	231
Buy	IDR	21,974,200	01/2010	BCLY	83	0	83
Buy		6,000,300	10/2010	BOA	17	0	17
Buy		42,121,043	10/2010	CITI	88	0	88
Buy		6,000,300	10/2010	RBS	17	0	17
Buy		12,317,292	10/2010	UBS	5	0	5
Sell	JPY	1,105,045	01/2010	BNP	446	0	446
Buy	KRW	1,839,602	02/2010	CITI	19	0	19
Buy		2,494,392	02/2010	DUB	20	0	20
Buy		1,152,676	02/2010	MSC	9	0	9
Buy		4,046,472	02/2010	UBS	31	0	31
Buy		525,000	07/2010	BCLY	4	0	4
Buy		1,041,038	07/2010	DUB	9	0	9
Buy		864,818	07/2010	MSC	5	0	5
Buy		5,464,430	08/2010	BCLY	64	0	64
Buy		2,070,038	08/2010	MSC	3	0	3
Buy		930,914	11/2010	BCLY	0	(5)	(5)
Buy		508,885	11/2010	CITI	0	(4)	(4)
Buy	MXN	60,536	04/2010	RBS	56	0	56
Buy	MYR	2,171	02/2010	BCLY	1	(1)	0
Buy		3,189	02/2010	DUB	0	(14)	(14)
Buy		9,353	02/2010	HSBC	17	0	17
Buy		1,011	02/2010	JPM	0	0	0
Buy		6,815	06/2010	BCLY	18	0	18
Buy		6,849	06/2010	DUB	18	0	18
Buy		644	06/2010	MSC	0	(1)	(1)
Buy	SGD	1,080	02/2010	JPM	0	(10)	(10)
Buy		1,464	03/2010	BCLY	0	(13)	(13)
Buy		1,111	03/2010	MSC	0	(8)	(8)
Buy		599	03/2010	RBS	0	(5)	(5)
Buy		1,820	06/2010	CITI	0	(19)	(19)
Buy	TWD	15,967	06/2010	BOA	12	0	12
Buy		18,759	06/2010	DUB	14	0	14
Buy		20,629	06/2010	MSC	14	0	14
Buy		2,586	10/2010	BCLY	2	0	2
Buy		7,676	10/2010	CITI	5	0	5

					$5,269	$(716)	$4,553

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$1,190,425	$33,520	$1,223,945
U.S. Government Agencies	0	1,283,576	46	1,283,622
U.S. Treasury Obligations	0	629,435	0	629,435
Short-Term Instruments	1,505,402	536,007	0	2,041,409
Other Investments +++	0	552,459	10,994	563,453

Investments, at value	$1,505,402	$4,191,902	$44,560	$5,741,864
Short Sales, at value	$0	$(308,348)	$0	$(308,348)
Financial Derivative Instruments ++++	$2,660	$1,690	$0	$4,350

Total	$1,508,062	$3,885,244	$44,560	$5,437,866

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Corporate Bonds & Notes	$0	$33,800	$0	$0	$(780)	$500	$33,520	$(780)
U.S. Government Agencies	22,780	(23,072)	(1)	651	(312)	0	46	0
Other Investments +++	0	0	0	0	(1,466)	12,460	10,994	(1,466)

Investments, at value	$22,780	$10,728	$(1)	$651	$(2,558)	$12,960	$44,560	$(2,246)
Financial Derivative Instruments ++++	$1,421	$0	$0	$0	$(674)	$(747)	$0	$0

Total	$24,201	$10,728	$(1)	$651	$(3,232)	$12,213	$44,560	$(2,246)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$5,269	$0	$0	$0	$5,269
Unrealized appreciation on swap agreements	5,493	0	8,520	0	0	14,013

	$5,493	$5,269	$8,520	$0	$0	$19,282

Liabilities:
Written options outstanding	$11,082	$206	$0	$0	$0	$11,288
Variation margin payable ^^	2,273	0	0	0	0	2,273
Unrealized depreciation on foreign currency contracts	0	716	0	0	0	716
Unrealized depreciation on swap agreements	5,198	0	390	0	0	5,588

	$18,553	$922	$390	$0	$0	$19,865

See Accompanying Notes	Annual Report	December 31, 2009	19

Schedule of Investments Total Return Portfolio (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(2,435)	$0	$0	$0	$0	$(2,435)
Net realized gain (loss) on futures contracts, written options and swaps	144,610	201	(10,836)	0	0	133,975
Net realized (loss) on foreign currency transactions	0	(7,806)	0	0	0	(7,806)

	$142,175	$(7,605)	$(10,836)	$0	$0	$123,734

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(31,752)	$0	$0	$0	$0	$(31,752)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(10,858)	3	29,191	0	0	18,336
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	14,859	0	0	0	14,859

	$(42,610)	$14,862	$29,191	$0	$0	$1,443

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,660 as reported in the Notes to Schedule of Investments.

20	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying

22	PIMCO Variable Insurance Trust

December 31, 2009

mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage

Annual Report	December 31, 2009	23

Notes to Financial Statements (Cont.)

Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be

24	PIMCO Variable Insurance Trust

December 31, 2009

determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A

Annual Report	December 31, 2009	25

Notes to Financial Statements (Cont.)

credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

26	PIMCO Variable Insurance Trust

December 31, 2009

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$83,927	$16,427

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$2,980,863	$1,475,200	$(309)	$1,505,402	$1,263	$48

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

28	PIMCO Variable Insurance Trust

December 31, 2009

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$19,427,278	$21,336,305	$3,608,909	$2,100,468

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	11,866	$128,704	7,090	$74,836
Administrative Class	227,626	2,454,875	128,060	1,343,001
Advisor Class	15,039	161,558	6,006	62,477
Issued as reinvestment of distributions
Institutional Class	1,544	16,694	1,231	12,803
Administrative Class	35,313	381,833	22,615	234,388
Advisor Class	1,142	12,380	359	3,708
Cost of shares redeemed
Institutional Class	(6,450)	(68,374)	(12,881)	(134,610)
Administrative Class	(141,746)	(1,508,380)	(128,367)	(1,335,400)
Advisor Class	(4,441)	(47,668)	(2,226)	(23,085)
Net increase resulting from Portfolio share transactions	139,893	$1,531,622	21,887	$238,118

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	4	95
Administrative Class	4	48
Advisor Class	8	90

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of

Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	29

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from

2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 162,158	$0	$58,944	$(2,851)	$0	$(10,080)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$5,695,903	$143,676	$(97,715)	$45,961

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$334,885	$99,878	$0
12/31/2008	247,564	34,181	0

(5)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

30	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	31

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	GNMA	Government National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
FNMA	Federal National Mortgage Association	GTD	Guaranteed	PSF	Public School Fund
FSA	Financial Security Assurance, Inc.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	MBS	Mortgage-Backed Security
CMO	Collateralized Mortgage Obligation

32	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.07%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	33

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

34	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	35

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

38	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	39

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Share Class Advisor	Annual Report December 31, 2009

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

After a difficult first quarter of calendar 2009, financial markets and the broader economy began to stabilize through a process of policy-induced healing including unprecedented monetary stimulus and near zero short-term interest rates. These efforts seemingly encouraged investors to migrate toward riskier assets in search of yield, and most asset classes higher on the risk spectrum rebounded significantly from the lows reached in March 2009.

However, the requirements for a sustained global economic recovery are complex and challenging. In the U.S. alone, consumer indebtedness is at a level greater than likely income potential and/or credit availability, while unemployment remains high. Furthermore, many major banking institutions continue to focus on borrowing from the Treasury to rebuild their balance sheets in lieu of lending to consumers and businesses. In this uncertain environment, we believe that an understanding of the many market risk factors is critical to both portfolio allocation and in determining the effectiveness of investment opportunities for our clients. As such, we remain focused on our mission of managing risks and delivering returns to help guide our clients through the lower income and economic deleveraging process.

We are honored that Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is a particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging market conditions over the first decade of this new century.

Highlights of the financial markets during the fiscal reporting period include:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England reduced its key-lending rate to 0.50%. The European Central Bank reduced its overnight rate to 1.00%, while the Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities, and asset-backed securities were positive as investors moved into higher yielding, riskier asset classes. Yields on U.S. Treasury securities were generally volatile and returns lagged that of most developed government bonds. The benchmark ten-year U.S. Treasury note yielded 3.84% at the end of the reporting period, or 1.63% higher than at the beginning of 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 5.93%.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose in 2009 as investors anticipated an economic recovery and the potential for an increase in inflation. The Barclays Capital U.S. TIPS Index returned 11.41%. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 18.91%.

■

Agency mortgage-backed securities (“MBS”) performed well due in part to the success of the Federal Reserve’s MBS Purchase program, in which total net purchases of mortgages exceeded $1 trillion by the end of 2009. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the asset-backed securities market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in restoring liquidity and inducing investor demand.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Towards the end of the year, adverse news regarding Dubai was a modest negative for EM returns, but reminded investors that country and credit differentiation remains critical in managing EM assets.

■

Equity markets worldwide generally trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle earlier in the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 26.46% and international equities, as represented by the MSCI World Index, returned 29.99%.

On the following pages of this Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2009, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that affected performance.

Thank you again for the trust you have placed in us. We never take it lightly and will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

President and Chairman, PIMCO Variable Insurance Trust

January 20, 2010

Annual Report	December 31, 2009	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of sixteen separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Average Annual Total Return table and Cumulative Return Chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Portfolio’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Portfolio’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

Annual Report	December 31, 2009	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2009

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Short-Term Instruments	35.5%
U.S. Government Agencies	22.4%
Corporate Bonds & Notes	21.3%
U.S. Treasury Obligations	11.0%
Mortgage-Backed Securities	4.5%
Other	5.3%
‡	% of Total Investments as of 12/31/09

Average Annual Total Return for the period ended December 31, 2009
	1 Year	Class Inception (02/28/06)
PIMCO Total Return Portfolio Advisor Class	13.92%	7.83%
Barclays Capital U.S. Aggregate Index±	5.93%	5.76%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.97% for Advisor Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,064.67	$1,021.37
Expenses Paid During Period†	$3.96	$3.87

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	A duration overweight position in the U.S., or sensitivity to changes in market interest rates, detracted from performance as the ten-year U.S. Treasury yield rose during the reporting period.

»	A curve-steepening bias benefited performance as the U.S. yield curve (indicated by the two-to-30 year portion of the yield curve) steepened during the reporting period.

»

An overweight to mortgage-backed securities (“MBS”) for most of the period added to returns as the MBS sector outperformed like-duration U.S. Treasury securities and high-quality instruments began to recover after the peak of the credit and liquidity crisis.

»	A slight underweight to corporate securities detracted from performance as this sector outperformed like-duration U.S. Treasury securities as corporate credit fundamentals improved.

»	Tactical exposure to high-yield bonds added to performance as the sector outperformed like-duration U.S. Treasury securities amid improved investor risk appetite.

»	Exposure to emerging market (“EM”) bonds contributed to performance as EM debt outperformed like-duration U.S. Treasury securities, benefiting from the broad rally in spread sectors in 2009.

»	Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real, benefited performance as the Brazilian real appreciated relative to the U.S. dollar during the reporting period.

»	European duration exposure detracted from performance as the ten-year Euro benchmark yield rose during the reporting period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2009	12/31/2008	12/31/2007	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of year or period	$10.31	$10.49	$10.12	$10.24
Net investment income (a)	0.46	0.45	0.48	0.38
Net realized/unrealized gain (loss) on investments	0.95	0.03	0.37	(0.08)
Total income from investment operations	1.41	0.48	0.85	0.30
Dividends from net investment income	(0.56)	(0.46)	(0.48)	(0.37)
Distributions from net realized capital gains	(0.34)	(0.20)	0.00	(0.05)
Tax basis return of capital	0.00	0.00	0.00	0.00
Total distributions	(0.90)	(0.66)	(0.48)	(0.42)
Net asset value end of year or period	$10.82	$10.31	$10.49	$10.12
Total return	13.92%	4.69%	8.63%	3.09%
Net assets end of year or period (000s)	$205,452	$74,821	$32,679	$18,811
Ratio of expenses to average net assets	0.84%	0.97%	0.93%	0.77%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%*
Ratio of net investment income to average net assets	4.29%	4.27%	4.69%	4.49%*
Portfolio turnover rate	381%	355%	298%	303%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	Annual Report	December 31, 2009	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2009

Assets:
Investments, at value	$3,805,348
Investments in Affiliates, at value	1,505,402
Repurchase agreements, at value	431,114
Cash	2,098
Foreign currency, at value	3,988
Receivable for investments sold	1,938,885
Receivable for Portfolio shares sold	32,866
Interest and dividends receivable	31,093
Dividends receivable from Affiliates	359
Swap premiums paid	7,444
Unrealized appreciation on foreign currency contracts	5,269
Unrealized appreciation on swap agreements	14,013
7,777,879

Liabilities:
Payable for investments purchased	$1,407,290
Payable for investments in Affiliates purchased	359
Payable for Portfolio shares redeemed	5,592
Payable for short sales	308,348
Written options outstanding	11,288
Deposits from counterparty	17,001
Accrued related party fees	3,512
Variation margin payable	2,273
Swap premiums received	4,616
Unrealized depreciation on foreign currency contracts	716
Unrealized depreciation on swap agreements	5,588
Other liabilities	110
1,766,693

Net Assets	$6,011,186

Net Assets Consist of:
Paid in capital	$5,803,015
Undistributed net investment income	43,003
Accumulated undistributed net realized gain	95,551
Net unrealized appreciation	69,617
$6,011,186

Net Assets:
Institutional Class	$239,670
Administrative Class	5,566,064
Advisor Class	205,452

Shares Issued and Outstanding:
Institutional Class	22,158
Administrative Class	514,589
Advisor Class	18,994

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.82
Administrative Class	10.82
Advisor Class	10.82

Cost of Investments Owned	$3,757,185
Cost of Investments in Affiliates Owned	$1,505,711
Cost of Repurchase Agreements Owned	$431,114
Cost of Foreign Currency Held	$3,989
Proceeds Received on Short Sales	$310,059
Premiums Received on Written Options	$15,679

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Investment Income:
Interest, net of foreign taxes*	$259,076
Dividends	158
Dividends from Affiliate investments	1,263
Miscellaneous income	11
Total Income	260,508

Expenses:
Investment advisory fees	12,438
Supervisory and administrative fees	12,440
Servicing fees – Administrative Class	6,988
Distribution and/or servicing fees – Advisor Class	336
Trustees' fees	85
Interest expense	4,671
Miscellaneous expense	2
Total Expenses	36,960

Net Investment Income	223,548

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	92,695
Net realized gain on Affiliate investments	48
Net realized gain on futures contracts, written options and swaps	133,975
Net realized (loss) on foreign currency transactions	(7,300)
Net change in unrealized appreciation on investments	149,580
Net change in unrealized (depreciation) on Affiliate investments	(309)
Net change in unrealized appreciation on futures contracts, written options and swaps	18,336
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	14,780
Net Gain	401,805

Net Increase in Net Assets Resulting from Operations	$625,353

*Foreign tax withholdings	$109

See Accompanying Notes	Annual Report	December 31, 2009	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$223,548	$193,387
Net realized gain	219,370	226,397
Net realized gain on Affiliate investments	48	0
Net change in unrealized appreciation (depreciation)	182,696	(220,889)
Net change in unrealized (depreciation) on Affiliate investments	(309)	0
Net increase resulting from operations	625,353	198,895

Distributions to Shareholders:
From net investment income
Institutional Class	(9,639)	(9,778)
Administrative Class	(240,232)	(185,493)
Advisor Class	(6,626)	(2,294)
From net realized capital gains
Institutional Class	(7,057)	(3,026)
Administrative Class	(165,455)	(79,740)
Advisor Class	(5,754)	(1,414)

Total Distributions	(434,763)	(281,745)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	128,704	74,836
Administrative Class	2,454,875	1,343,001
Advisor Class	161,558	62,477
Issued as reinvestment of distributions
Institutional Class	16,694	12,803
Administrative Class	381,833	234,388
Advisor Class	12,380	3,708
Cost of shares redeemed
Institutional Class	(68,374)	(134,610)
Administrative Class	(1,508,380)	(1,335,400)
Advisor Class	(47,668)	(23,085)
Net increase resulting from Portfolio share transactions	1,531,622	238,118

Total Increase in Net Assets	1,722,212	155,268

Net Assets:
Beginning of year	4,288,974	4,133,706
End of year*	$6,011,186	$4,288,974

*Including undistributed net investment income of:	$43,003	$45,370

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Cash Flows Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2009

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations (excluding interest expense)	$630,024

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(23,036,187)
Proceeds from sales of long-term securities	24,351,821
Purchases of short-term portfolio investments, net	(194,483)
Decrease in deposits with counterparty	25,096
Increase in receivable for investments sold	(1,503,791)
Decrease in interest and dividends receivable	2,325
Decrease in swap premiums paid	34,308
Decrease in payable for investments purchased	(42,926)
Increase in accrued related party fees	1,119
Decrease in other liabilities	(24,441)
Proceeds from futures transactions	10,793
Payment for currency transactions	(7,378)
Proceeds from short sale transactions	310,059
Unrealized appreciation on investments	(182,387)
Net realized gain on investments	(219,418)
Net amortization on investments	(9,157)
Net cash provided by operating activities	145,377

Cash flows used for financing activities:
Proceeds from shares sold	2,717,719
Payment on shares redeemed	(1,694,784)
Cash dividend paid*	(25,699)
Net repayment of reverse repurchase agreements	(1,164,088)
Interest expense paid	(4,671)
Increase in deposits from counterparty	17,001
Net cash received used for financing activities	(154,522)

Net Decrease in Cash and Foreign Currency	(9,145)

Cash and Foreign Currency:
Beginning of year	15,231
End of year	$6,086

*Reinvestment of dividends	$410,907

See Accompanying Notes	Annual Report	December 31, 2009	9

Schedule of Investments  Total Return Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

Daimler Finance North America LLC
4.240% due 08/03/2012	$17,595	$17,199

Texas Competitive Electric Holdings Co. LLC
3.735% due 10/10/2014	3,858	3,151
3.751% due 10/10/2014	50	41

Total Bank Loan Obligations (Cost $20,742)		20,391

CORPORATE BONDS & NOTES 20.4%

BANKING & FINANCE 15.0%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	5,800	6,196

American Express Bank FSB
6.000% due 09/13/2017	3,900	4,053

American Express Centurion Bank
0.292% due 03/23/2010	11,600	11,592
5.550% due 10/17/2012	9,840	10,530
6.000% due 09/13/2017	3,900	4,048

American Express Co.
7.000% due 03/19/2018	200	221

American Express Credit Corp.
0.392% due 06/16/2011	500	493
0.415% due 12/02/2010	200	199
5.875% due 05/02/2013	700	752

American General Finance Corp.
4.875% due 05/15/2010	4,300	4,241

American International Group, Inc.
0.394% due 10/18/2011	100	90
4.950% due 03/20/2012	1,700	1,666
5.050% due 10/01/2015	1,800	1,503
5.450% due 05/18/2017	400	324
6.250% due 03/15/2087	2,100	1,165
8.175% due 05/15/2068	3,000	2,002
8.250% due 08/15/2018	12,000	11,283

ANZ National International Ltd.
6.200% due 07/19/2013	7,400	7,973

Bank of America Corp.
0.602% due 08/15/2016	2,800	2,438
2.375% due 06/22/2012	6,500	6,627
6.000% due 09/01/2017	7,000	7,277
6.500% due 08/01/2016	32,700	35,210

Bank of America N.A.
6.000% due 10/15/2036	2,100	2,036

Bank of Scotland PLC
0.317% due 12/08/2010	6,300	6,186

Barclays Bank PLC
5.450% due 09/12/2012	40,000	43,285
6.050% due 12/04/2017	16,800	17,124
10.179% due 06/12/2021	2,080	2,690

Bear Stearns Cos. LLC
0.391% due 05/18/2010	12,200	12,207
0.482% due 08/15/2011	900	901
0.684% due 07/19/2010	7,400	7,414
6.400% due 10/02/2017	27,900	30,460

BNP Paribas
5.186% due 06/29/2049	15,600	12,865

C10 Capital SPV Ltd.
6.722% due 12/31/2049	4,300	3,039

Caelus Re Ltd.
6.504% due 06/07/2011	2,700	2,638

Citibank N.A.
1.875% due 05/07/2012	8,000	8,047
1.875% due 06/04/2012	300	302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Capital XXI
8.300% due 12/21/2077	$19,500	$18,866

Citigroup Funding, Inc.
1.325% due 05/07/2010	16,800	16,840
2.250% due 12/10/2012	1,400	1,412

Citigroup, Inc.
0.379% due 03/16/2012	5,500	5,304
0.527% due 06/09/2016	13,100	10,545
2.125% due 04/30/2012	3,800	3,843
5.300% due 10/17/2012	2,200	2,293
5.500% due 08/27/2012	5,500	5,752
5.500% due 04/11/2013	40,900	42,435
5.625% due 08/27/2012	4,400	4,528
5.850% due 07/02/2013	1,400	1,456
6.000% due 02/21/2012	3,789	4,002
6.125% due 05/15/2018	3,000	3,021
6.125% due 08/25/2036	15,000	12,903
8.500% due 05/22/2019	2,100	2,429

Countrywide Financial Corp.
4.500% due 06/15/2010	2,400	2,440
5.800% due 06/07/2012	10,300	10,940

Credit Agricole S.A.
0.304% due 05/28/2010	6,800	6,801

DBS Bank Ltd.
0.492% due 05/16/2017	1,000	956

Deutsche Bank AG
6.000% due 09/01/2017	24,600	26,861

Dexia Credit Local
0.899% due 09/23/2011	15,200	15,336

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	500	500
7.250% due 10/25/2011	200	202
7.375% due 02/01/2011	10,900	11,125
7.875% due 06/15/2010	600	609
8.000% due 12/15/2016	500	501
8.625% due 11/01/2010	400	412

General Electric Capital Corp.
2.000% due 09/28/2012	2,700	2,705
3.000% due 12/09/2011	21,200	21,864
5.875% due 01/14/2038	8,100	7,524
6.375% due 11/15/2067	14,800	12,931

GMAC LLC
6.000% due 12/15/2011	1,100	1,078

Goldman Sachs Group, Inc.
5.950% due 01/18/2018	17,300	18,298
6.250% due 09/01/2017	14,900	16,003
6.750% due 10/01/2037	3,300	3,403

HSBC Holdings PLC
6.500% due 05/02/2036	6,400	6,734
6.500% due 09/15/2037	2,900	3,040

International Lease Finance Corp.
5.250% due 01/10/2013	2,680	2,187
5.875% due 05/01/2013	1,000	795
6.375% due 03/25/2013	2,580	2,123

JPMorgan Chase & Co.
6.000% due 01/15/2018	3,900	4,199

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	11,000	11,796

JPMorgan Chase Capital XX
6.550% due 09/15/2066	1,200	1,103

JPMorgan Chase Capital XXII
6.450% due 01/15/2087	2,400	2,209

KeyBank N.A.
2.507% due 06/02/2010	9,800	9,860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBG Capital No.1 PLC
7.875% due 11/01/2020	$5,100	$4,156
8.500% due 12/29/2049	1,100	817

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	5,200	1,040
3.005% due 07/18/2011 (a)	4,800	960
5.625% due 01/24/2013 (a)	3,800	798
6.875% due 05/02/2018 (a)	3,200	680

Lloyds TSB Bank PLC
12.000% due 12/29/2049	32,700	32,108

Longpoint Re Ltd.
5.504% due 11/08/2011	2,900	2,912

Macquarie Group Ltd.
7.300% due 08/01/2014	22,075	23,874

Merrill Lynch & Co., Inc.
0.482% due 07/25/2011	8,500	8,373
6.150% due 04/25/2013	10,000	10,710
6.875% due 04/25/2018	17,800	19,209

MetLife, Inc.
6.400% due 12/15/2066	1,700	1,513

Metropolitan Life Global Funding I
0.312% due 05/17/2010	15,200	15,185
5.125% due 11/09/2011	8,200	8,589

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049	4,800	4,812

Morgan Stanley
0.374% due 01/15/2010	8,200	8,200
2.372% due 05/14/2010	20,700	20,851
5.950% due 12/28/2017	10,600	10,951

Mystic Re Ltd.
10.254% due 06/07/2011	2,200	2,245

National Australia Bank Ltd.
5.350% due 06/12/2013	6,100	6,571

Osiris Capital PLC
5.284% due 01/15/2010	3,100	3,100

Petroleum Export Ltd.
5.265% due 06/15/2011	438	427

Principal Life Income Funding Trusts
5.300% due 04/24/2013	5,200	5,495

Rabobank Nederland NV
11.000% due 06/29/2049	975	1,192

Residential Reinsurance 2007 Ltd.
10.506% due 06/07/2010	1,200	1,232

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	1,049

Santander Perpetual S.A. Unipersonal
6.671% due 10/29/2049	11,900	10,712

SLM Corp.
0.512% due 10/25/2011	200	187

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	5,400	4,666

State Street Capital Trust III
8.250% due 03/15/2042	6,800	6,969

State Street Capital Trust IV
1.254% due 06/01/2077	1,000	679

Temasek Financial I Ltd.
4.300% due 10/25/2019	4,600	4,519

TNK-BP Finance S.A.
6.125% due 03/20/2012	1,200	1,236

UBS AG
5.750% due 04/25/2018	4,600	4,691
5.875% due 12/20/2017	4,700	4,838

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UFJ Finance Aruba AEC
6.750% due 07/15/2013	$300	$334

Union Planters Corp.
7.750% due 03/01/2011	5,400	5,370

USB Capital IX
6.189% due 10/29/2049	900	732

Wachovia Corp.
0.374% due 03/15/2011	10,400	10,376
0.414% due 10/15/2011	8,100	8,013
5.500% due 05/01/2013	8,300	8,824
5.750% due 02/01/2018	16,900	17,665

Wells Fargo & Co.
0.711% due 01/29/2010	3,200	3,201

Westpac Banking Corp.
0.764% due 07/16/2014	3,000	3,022

ZFS Finance USA Trust I
5.875% due 05/09/2062	1,285	1,044

		903,368

INDUSTRIALS 4.2%

Amgen, Inc.
6.150% due 06/01/2018	1,200	1,331

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	21,500	21,855
5.375% due 01/15/2020	21,500	21,978

AstraZeneca PLC
5.900% due 09/15/2017	2,500	2,782
6.450% due 09/15/2037	2,400	2,712

CODELCO, Inc.
6.150% due 10/24/2036	700	724

Comcast Corp.
5.875% due 02/15/2018	1,700	1,808
6.450% due 03/15/2037	1,700	1,759

CSC Holdings, Inc.
7.625% due 04/01/2011	7,000	7,263

Dell, Inc.
5.650% due 04/15/2018	11,200	11,753

El Paso Corp.
7.800% due 08/01/2031	900	852
7.875% due 06/15/2012	3,000	3,123
9.625% due 05/15/2012	800	830

Gaz Capital S.A.
6.212% due 11/22/2016	1,200	1,155
7.343% due 04/11/2013	1,700	1,785
8.146% due 04/11/2018	6,700	7,094

International Business Machines Corp.
5.700% due 09/14/2017	2,400	2,628

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	24,000	25,462

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	100	111

Oracle Corp.
4.950% due 04/15/2013	13,100	14,068
5.750% due 04/15/2018	12,900	13,970

Petrobras International Finance Co.
7.875% due 03/15/2019	33,900	39,250

Roche Holdings, Inc.
7.000% due 03/01/2039	11,800	14,326

Rohm and Haas Co.
6.000% due 09/15/2017	3,700	3,824

Union Pacific Corp.
5.700% due 08/15/2018	13,800	14,480

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
8.030% due 01/01/2013 (a)	$465	$595

UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	5,445

Vale Overseas Ltd.
5.625% due 09/15/2019	16,600	16,844
6.250% due 01/23/2017	1,300	1,359
6.875% due 11/21/2036	1,300	1,302

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,128

		249,596

UTILITIES 1.2%

AT&T, Inc.
0.378% due 02/05/2010	3,600	3,601
4.950% due 01/15/2013	5,200	5,552
5.500% due 02/01/2018	5,200	5,435
6.300% due 01/15/2038	3,600	3,669

Enel Finance International S.A.
6.250% due 09/15/2017	19,000	20,922

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	8,312

Korea Electric Power Corp.
5.125% due 04/23/2034	90	95

NGPL PipeCo. LLC
6.514% due 12/15/2012	5,800	6,308

Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	12,198

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	670

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,601

Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,618

		70,981

Total Corporate Bonds & Notes (Cost $1,183,520)		1,223,945

MUNICIPAL BONDS & NOTES 1.8%

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	5,100	4,955
7.550% due 04/01/2039	2,000	1,940

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2006
5.000% due 09/01/2036	3,900	4,004

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	17,486

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	947

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	960	810

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2023	11,800	11,904

Miami-Dade County, Florida Revenue Bonds, (FSA Insured), Series 2008
5.000% due 10/01/2041	5,100	5,107

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	6,500	6,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	$2,900	$2,003

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	24,500	27,459

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.752% due 06/15/2031	5,130	5,837

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	85

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	4,185	4,048

Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	436

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,066

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
9.807% due 02/15/2031	3,390	4,031

Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.740% due 02/01/2027	2,575	3,062
9.839% due 10/01/2031	6,240	7,362

Total Municipal Bonds & Notes (Cost $96,062)		108,835

U.S. GOVERNMENT AGENCIES 21.4%

Fannie Mae
0.291% due 12/25/2036 - 07/25/2037	11,308	10,270
0.581% due 03/25/2044	3,772	3,564
1.832% due 06/01/2043 - 07/01/2044	3,947	3,923
2.032% due 09/01/2040	19	20
3.110% due 08/01/2035	3,740	3,812
3.145% due 11/01/2025	1	1
3.347% due 09/01/2039	32	33
3.677% due 01/01/2025	17	18
3.855% due 05/25/2035	789	783
3.998% due 10/01/2032	1,096	1,131
4.190% due 11/01/2035	202	210
4.585% due 12/01/2036	1,665	1,719
4.714% due 04/01/2035	3,322	3,435
4.724% due 09/01/2034	1,586	1,638
4.752% due 04/01/2035	2,084	2,138
5.000% due 02/25/2017 - 01/01/2040	8,269	8,519
5.053% due 09/01/2035	1,481	1,561
5.161% due 08/01/2035	1,510	1,596
5.500% due 07/01/2016 - 06/01/2038	207,392	218,206
5.500% due 11/01/2034 - 07/01/2036 (f)	153,161	161,002
6.000% due 04/01/2016 - 01/01/2039	671,872	713,771
6.000% due 12/01/2036 (f)	22,914	24,343
6.500% due 06/01/2029 - 01/01/2040	30,118	32,274
7.000% due 04/25/2023 - 06/01/2032	2,090	2,293

See Accompanying Notes	Annual Report	December 31, 2009	11

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Home Loan Bank
1.000% due 12/28/2011	$900	$897

Federal Housing Administration
7.430% due 01/25/2023	45	46

Freddie Mac
0.383% due 07/15/2019	6,136	6,061
0.533% due 05/15/2036	3,859	3,827
0.683% due 11/15/2030	22	22
0.733% due 09/15/2030	20	20
1.125% due 06/01/2011 - 12/15/2011	10,100	10,130
1.832% due 02/25/2045	512	473
3.327% due 07/01/2027	1	1
3.387% due 01/01/2028	1	1
3.389% due 07/01/2030	1	1
5.500% due 10/01/2034 - 01/01/2040	2,207	2,317
6.000% due 07/01/2016 - 01/01/2040	47,202	50,099
6.500% due 03/01/2013 - 10/01/2037	522	562
7.000% due 06/15/2023	1,156	1,260
7.500% due 07/15/2030 - 03/01/2032	191	214
8.500% due 08/01/2024	11	12

Ginnie Mae
0.733% due 09/20/2030	15	15
0.832% due 02/16/2030	167	166
3.625% due 07/20/2030	7	7
3.750% due 02/20/2032	384	393
4.125% due 10/20/2029 - 11/20/2029	153	156
4.375% due 04/20/2026 - 05/20/2030	72	74
5.500% due 04/15/2033 - 09/15/2033	363	383
6.000% due 01/01/2040	7,000	7,397
6.500% due 03/15/2031 - 04/15/2032	131	141

Small Business Administration
5.130% due 09/01/2023	56	59
6.030% due 02/01/2012	1,711	1,800
6.290% due 01/01/2021	119	127
6.344% due 08/01/2011	130	136
7.449% due 08/01/2010	4	4
7.500% due 04/01/2017	474	522
8.017% due 02/10/2010	39	39

Total U.S. Government Agencies (Cost $1,231,812)		1,283,622

U.S. TREASURY OBLIGATIONS 10.5%

U.S. Treasury Bonds
3.500% due 02/15/2039	28,200	23,106
4.250% due 05/15/2039 (f)	85,000	79,767
4.375% due 02/15/2038	4,200	4,033
4.375% due 11/15/2039	24,000	22,980
4.500% due 05/15/2038	29,300	28,700
4.750% due 02/15/2037	6,900	7,053
5.375% due 02/15/2031	27,500	30,396

U.S. Treasury Notes
1.000% due 07/31/2011	122,600	122,825
1.000% due 08/31/2011	21,600	21,618
1.000% due 09/30/2011	113,400	113,405
1.000% due 10/31/2011 (f)	81,600	81,552
2.625% due 12/31/2014	36,600	36,506
2.750% due 11/30/2016	59,700	57,494

Total U.S. Treasury Obligations (Cost $642,376)		629,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.3%

American Home Mortgage Investment Trust
2.231% due 02/25/2045	$2,094	$1,579

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	98	98
5.451% due 01/15/2049	11,600	10,256
5.738% due 05/10/2045	6,400	6,301
5.744% due 02/10/2051	3,200	2,830

Banc of America Funding Corp.
3.267% due 05/25/2035	3,379	3,180

Banc of America Mortgage Securities, Inc.
3.912% due 05/25/2033	3,735	3,339
6.500% due 10/25/2031	542	532
6.500% due 09/25/2033	233	236

Bear Stearns Adjustable Rate Mortgage Trust
3.228% due 11/25/2030	3	3
3.708% due 01/25/2034	1,227	1,158
3.718% due 11/25/2034	6,988	5,918
4.147% due 07/25/2034	2,941	2,303
4.150% due 11/25/2034	2,101	1,980
4.456% due 02/25/2033	82	77
4.974% due 01/25/2035	2,358	2,160
4.990% due 04/25/2033	589	523
5.632% due 02/25/2033	132	129

Bear Stearns Alt-A Trust
5.310% due 05/25/2035	4,712	3,269
5.378% due 09/25/2035	2,870	1,923

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	865
5.471% due 01/12/2045	2,800	2,655
5.700% due 06/11/2050	9,400	8,226
5.703% due 06/11/2050	8,600	8,262

Bear Stearns Structured Products, Inc.
5.626% due 01/26/2036	5,849	3,613
5.673% due 12/26/2046	3,440	1,949

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,256	1,119

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	3,000	2,610

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	4,900	4,194

Countrywide Alternative Loan Trust
0.411% due 05/25/2047	4,333	2,177

Countrywide Home Loan Mortgage Pass-Through Trust
3.510% due 11/25/2034	4,780	3,877
3.701% due 02/20/2035	8,482	6,958
5.250% due 02/20/2036	1,492	982
5.750% due 05/25/2033	105	104

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	900	780

CS First Boston Mortgage Securities Corp.
5.018% due 06/25/2032	22	19

First Horizon Alternative Mortgage Securities
5.387% due 09/25/2035	148	102

First Nationwide Trust
6.750% due 08/21/2031	6	5

Greenpoint Mortgage Funding Trust
0.311% due 10/25/2046	2,543	2,297
0.311% due 01/25/2047	3,008	2,612

Greenpoint Mortgage Pass-Through Certificates
3.829% due 10/25/2033	3,125	2,311

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	400	387
5.317% due 06/10/2036	915	930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.444% due 03/10/2039	$4,400	$3,898

GS Mortgage Securities Corp. II
0.325% due 03/06/2020	7,096	6,754
5.396% due 08/10/2038	905	891
5.805% due 08/10/2045	4,600	3,961

GSR Mortgage Loan Trust
3.336% due 09/25/2035	14,299	12,415
5.234% due 11/25/2035	6,124	5,089

Harborview Mortgage Loan Trust
0.323% due 01/19/2038	2,263	2,227
0.423% due 01/19/2038	10,810	5,960
0.453% due 05/19/2035	975	505
5.099% due 07/19/2035	4,080	2,836

Impac Secured Assets CMN Owner Trust
0.311% due 01/25/2037	583	322

Indymac ARM Trust
2.819% due 01/25/2032	3	2

Indymac Index Mortgage Loan Trust
0.321% due 11/25/2046	1,050	987

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	6,800	5,913
5.420% due 01/15/2049	20,956	17,728
5.818% due 06/15/2049	300	291
5.882% due 02/15/2051	2,300	1,997

JPMorgan Mortgage Trust
5.022% due 02/25/2035	3,496	3,216
5.750% due 01/25/2036	3,658	3,052

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.313% due 09/15/2021	773	719

Merrill Lynch Countrywide Commercial Mortgage Trust
0.000% due 07/09/2021	12,200	10,374
5.485% due 03/12/2051	5,500	4,488

Merrill Lynch Mortgage Investors, Inc.
0.441% due 02/25/2036	2,808	1,927

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	130	131

MLCC Mortgage Investors, Inc.
0.481% due 11/25/2035	776	550
1.231% due 10/25/2035	1,427	1,169

Morgan Stanley Capital I
0.294% due 10/15/2020	1,687	1,492
4.050% due 01/13/2041	289	291
5.809% due 12/12/2049	600	513
5.880% due 06/11/2049	3,100	2,771

Prime Mortgage Trust
0.631% due 02/25/2019	94	89
0.631% due 02/25/2034	610	554

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	464	465

Sovereign Commercial Mortgage Securities Trust
5.787% due 07/22/2030	1,200	1,189

Structured Adjustable Rate Mortgage Loan Trust
5.491% due 07/25/2035	1,203	947

Structured Asset Mortgage Investments, Inc.
0.483% due 07/19/2035	5,839	4,788
0.893% due 09/19/2032	109	91

Structured Asset Securities Corp.
2.903% due 07/25/2032	11	8
2.920% due 02/25/2032	14	13

Thornburg Mortgage Securities Trust
0.341% due 11/25/2046	3,237	3,114

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.313% due 06/15/2020	$8,092	$6,777
0.323% due 09/15/2021	17,860	15,238
5.308% due 11/15/2048	2,000	1,881
5.509% due 04/15/2047	3,200	2,576

WaMu Mortgage Pass-Through Certificates
0.521% due 10/25/2045	1,075	772
1.744% due 11/25/2042	529	348
1.944% due 08/25/2042	1,285	946

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	5,896	4,883
4.957% due 01/25/2035	5,541	5,071
4.979% due 12/25/2034	4,160	4,026

Total Mortgage-Backed Securities (Cost $297,593)		261,073

ASSET-BACKED SECURITIES 0.7%

ACE Securities Corp.
0.281% due 12/25/2036	772	640

Ally Auto Receivables Trust
1.320% due 03/15/2012	6,200	6,214

Amortizing Residential Collateral Trust
0.501% due 06/25/2032	219	171

Asset-Backed Funding Certificates
0.291% due 11/25/2036	433	430
0.291% due 01/25/2037	960	925

Bear Stearns Asset-Backed Securities Trust
0.316% due 10/25/2036	795	729
0.321% due 06/25/2047	1,757	1,579

Countrywide Asset-Backed Certificates
0.281% due 05/25/2037	937	918
0.281% due 05/25/2047	1,076	1,038

Credit-Based Asset Servicing & Securitization LLC
0.291% due 11/25/2036	1,209	862

EMC Mortgage Loan Trust
0.601% due 05/25/2040	455	317

First Franklin Mortgage Loan Asset-Backed Certificates
0.281% due 11/25/2036	1,833	1,787

Fremont Home Loan Trust
0.291% due 01/25/2037	1,377	965

HFC Home Equity Loan Asset-Backed Certificates
0.523% due 01/20/2034	5,635	4,775

HSI Asset Securitization Corp. Trust
0.281% due 12/25/2036	710	515

Indymac Residential Asset-Backed Trust
0.291% due 04/25/2037	158	156

JPMorgan Mortgage Acquisition Corp.
0.281% due 08/25/2036	56	55
0.291% due 03/25/2047	3,376	2,445

Long Beach Mortgage Loan Trust
0.511% due 10/25/2034	156	121

MASTR Asset-Backed Securities Trust
0.291% due 11/25/2036	718	712

Morgan Stanley ABS Capital I
0.271% due 10/25/2036	499	483
0.281% due 10/25/2036	190	185

Nelnet Student Loan Trust
0.495% due 12/22/2016	5,288	5,267

Park Place Securities, Inc.
0.543% due 10/25/2034	1,962	1,603

SBI HELOC Trust
0.401% due 08/25/2036	694	630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.361% due 05/25/2037		$3,863	$2,705

SLM Student Loan Trust
0.282% due 10/25/2016		2,877	2,874

Structured Asset Securities Corp.
0.281% due 10/25/2036		1,294	1,228
0.521% due 01/25/2033		65	57

Total Asset-Backed Securities (Cost $45,470)			40,386

SOVEREIGN ISSUES 1.1%

Export-Import Bank of China
4.875% due 07/21/2015		900	960

Export-Import Bank of Korea
5.875% due 01/14/2015		29,900	32,156

Korea Development Bank
0.424% due 04/06/2010		25,000	24,865

Mexico Government International Bond
6.050% due 01/11/2040		4,200	4,058

Societe Financement de l'Economie Francaise
0.484% due 07/16/2012		5,000	5,031

South Africa Government International Bond
5.875% due 05/30/2022		500	511

Total Sovereign Issues (Cost $65,340)			67,581

FOREIGN CURRENCY-DENOMINATED ISSUES 0.9%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	4,400	2,540

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	600	990

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	7,900	11,599

General Electric Capital Corp.
5.500% due 09/15/2067		24,100	26,948

KeyBank N.A.
0.840% due 11/21/2011		400	488

Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 (a)		950	240
5.316% due 04/05/2011 (a)		10	2

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	700	904

SLM Corp.
0.964% due 11/15/2011	EUR	1,000	1,247

Wachovia Corp.
0.822% due 08/01/2011		400	564
0.865% due 02/13/2014		5,200	7,075

Total Foreign Currency-Denominated Issues (Cost $55,339)			52,597

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 (a)		316,000	1,596

Total Convertible Preferred Securities (Cost $987)			1,596

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.2%

DG Funding Trust
2.532% due 12/31/2049	1,239	$10,994

Total Preferred Stocks (Cost $13,055)		10,994

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.9%

COMMERCIAL PAPER 0.3%

Federal Home Loan Bank
0.073% due 01/13/2010	$13,000	13,000
0.073% due 02/24/2010	3,700	3,700
0.096% due 01/08/2010	800	800

		17,500

REPURCHASE AGREEMENTS 7.2%

Banc of America Securities LLC
0.100% due 01/06/2010	12,000	12,000
(Dated 12/15/2009. Collateralized by U.S. Treasury Notes 1.000% due 07/31/2011 valued at $12,211. Repurchase proceeds are $12,000.)
0.100% due 01/15/2010	6,000	6,000
(Dated 12/16/2009. Collateralized by U.S. Treasury Notes 1.000% due 10/31/2011 valued at $6,096. Repurchase proceeds are $6,000.)

BNP Paribas Bank
0.000% due 01/04/2010	170,200	170,200
(Dated 12/31/2009. Collateralized by U.S. Treasury Bonds 5.500% due 08/15/2028 valued at $173,005. Repurchase proceeds are $170,200.)

Deutsche Bank AG
0.080% due 01/05/2010	29,300	29,300
(Dated 12/22/2009. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $29,487. Repurchase proceeds are $29,300.)

Goldman Sachs & Co.
0.100% due 01/06/2010	28,500	28,500
(Dated 12/23/2009. Collateralized by Ginnie Mae 5.000% due 07/15/2039 valued at $28,753. Repurchase proceeds are $28,500.)

JPMorgan Chase Bank N.A.
-0.020% due 01/04/2010	91,400	91,400
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 3.125% - 3.250% due 08/31/2013 - 12/31/2016 valued at $93,736. Repurchase proceeds are $91,400.)
0.000% due 01/04/2010	90,200	90,200
(Dated 12/31/2009. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $92,669. Repurchase proceeds are $90,200.)

State Street Bank and Trust Co.
0.005% due 01/04/2010	3,514	3,514
(Dated 12/31/2009. Collateralized by U.S. Treasury Bills 0.000% due 01/14/2010 valued at $3,585. Repurchase proceeds are $3,514.)

		431,114

See Accompanying Notes	Annual Report	December 31, 2009	13

Schedule of Investments  Total Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. CASH MANAGEMENT BILLS 0.4%
0.136% due 04/01/2010 (d)(f)	$25,025	$25,022

U.S. TREASURY BILLS 1.0%
0.066% due 01/28/2010 - 03/25/2010 (b)(d)(f)	62,375	62,371

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 25.0%
150,359,733	$1,505,402

Total Short-Term Instruments (Cost $2,041,714)	2,041,409

Total Investments 95.5% (Cost $5,694,010)	$5,741,864

Written Options (h) (0.2%) (Premiums $15,679)	(11,288)

Other Assets and Liabilities (Net) 4.7%	280,610

Net Assets 100.0%	$6,011,186

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $5,469 have been pledged as collateral for swap and swaption contracts on December 31, 2009.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2009 was $1,144,037 at a weighted average interest rate of 0.586%. On December 31, 2009, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $18,807 have been pledged as collateral for the following open futures contracts on December 31, 2009:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2010	205	$678
90-Day Eurodollar December Futures	Long	12/2010	619	846
90-Day Eurodollar June Futures	Long	06/2010	3,966	3,296
90-Day Eurodollar March Futures	Long	03/2010	3,707	8,933
90-Day Eurodollar September Futures	Long	09/2010	206	595
Euro-Bobl March Futures	Long	03/2010	918	(1,113)
Euro-Bund 10-Year Bond March Futures	Long	03/2010	309	(820)
Euro-Bund 10-Year Bond March Futures Call Options Strike @ EUR 125.000	Short	03/2010	39	26
Euro-Bund 10-Year Bond March Futures Put Options Strike @ EUR 121.000	Short	03/2010	39	(35)
U.S. Treasury 2-Year Note March Futures	Long	03/2010	5,469	(5,525)
U.S. Treasury 5-Year Note March Futures	Long	03/2010	1	(3)
U.S. Treasury 10-Year Note March Futures	Long	03/2010	1,281	(4,928)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	46	52
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	122	269
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2010	62	160
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	122	229

				$2,660

(g)	Swap agreements outstanding on December 31, 2009:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.670%	03/20/2013	5.684%	$1,100	$(123)	$0	$(123)
American International Group, Inc.	DUB	5.000%	12/20/2013	5.770%	9,700	(229)	(873)	644
American International Group, Inc.	JPM	5.000%	09/20/2016	5.819%	4,000	(149)	(340)	191
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	1.182%	3,900	(39)	0	(39)
El Paso Corp.	CITI	5.000%	06/20/2012	1.124%	900	86	(45)	131
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	3.687%	2,500	33	0	33
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	3.687%	500	27	0	27
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	4.346%	500	14	(11)	25
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	3.687%	500	3	0	3
Ford Motor Credit Co. LLC	JPM	3.900%	09/20/2012	3.687%	2,500	17	0	17
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	3.687%	500	26	0	26
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	3.687%	1,500	75	0	75
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	0.690%	2,900	2	0	2
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.690%	3,400	9	0	9
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	1.048%	600	0	0	0

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2009 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.679%	$800	$2	$(10)	$12
General Electric Capital Corp.	BNP	0.940%	12/20/2010	1.048%	2,200	(1)	0	(1)
General Electric Capital Corp.	BOA	5.000%	09/20/2011	1.366%	2,000	128	106	22
General Electric Capital Corp.	CITI	1.100%	03/20/2010	0.690%	400	1	0	1
General Electric Capital Corp.	CITI	1.150%	03/20/2010	0.690%	200	0	0	0
General Electric Capital Corp.	CITI	1.120%	12/20/2010	1.048%	800	1	0	1
General Electric Capital Corp.	CITI	5.000%	06/20/2011	1.313%	2,000	111	(98)	209
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.597%	5,000	447	0	447
General Electric Capital Corp.	DUB	1.070%	09/20/2010	0.690%	3,500	11	0	11
General Electric Capital Corp.	DUB	0.950%	12/20/2010	1.048%	1,000	(1)	0	(1)
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.387%	1,600	4	0	4
General Electric Capital Corp.	DUB	5.000%	09/20/2011	1.366%	2,800	179	152	27
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.590%	11,100	1,317	0	1,317
General Electric Capital Corp.	GSC	0.900%	12/20/2010	1.048%	700	(1)	0	(1)
General Electric Capital Corp.	GSC	5.000%	06/20/2011	1.313%	10,000	558	(500)	1,058
General Electric Capital Corp.	MSC	1.000%	09/20/2011	1.366%	1,000	(5)	(15)	10
GMAC, Inc.	BCLY	3.650%	09/20/2012	4.042%	2,500	(20)	0	(20)
GMAC, Inc.	CITI	3.720%	09/20/2012	4.042%	2,500	(16)	0	(16)
GMAC, Inc.	DUB	3.200%	09/20/2012	4.042%	2,000	(38)	0	(38)
GMAC, Inc.	JPM	3.250%	09/20/2012	4.042%	2,500	(44)	0	(44)
GMAC, Inc.	JPM	3.670%	09/20/2012	4.042%	2,500	(19)	0	(19)
GMAC, Inc.	JPM	3.750%	09/20/2012	4.042%	1,000	(5)	0	(5)
GMAC, Inc.	JPM	4.850%	09/20/2012	4.042%	3,200	68	0	68
JSC Gazprom	JPM	0.970%	10/20/2012	2.222%	700	(22)	0	(22)
JSC Gazprom	JPM	1.020%	10/20/2012	2.222%	700	(21)	0	(21)
JSC Gazprom	JPM	2.170%	02/20/2013	2.290%	2,000	9	0	9
JSC Gazprom	MSC	2.180%	02/20/2013	2.290%	700	4	0	4
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.369%	1,200	(27)	0	(27)
Panama Government International Bond	CSFB	1.200%	02/20/2017	1.442%	400	(4)	0	(4)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.851%	1,000	1	0	1
Panama Government International Bond	JPM	1.250%	01/20/2017	1.439%	1,200	(7)	0	(7)
SLM Corp.	BCLY	5.000%	12/20/2013	4.981%	2,000	5	(270)	275
SLM Corp.	CITI	5.000%	12/20/2013	4.981%	11,300	29	(1,610)	1,639
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.765%	600	6	4	2
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.765%	2,800	32	20	12
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.765%	600	6	4	2
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.765%	900	11	7	4
Wells Fargo & Co.	DUB	1.520%	03/20/2013	0.716%	2,700	69	0	69

						$2,520	$(3,479)	$5,999

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 Index	DUB	5.000%	12/20/2014	$3,800	$411	$380	$31
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012	14,155	(2)	0	(2)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	0	0	0
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	3,659	4	0	4
CDX.IG-9 5-Year Index 15-30%	GSC	1.120%	12/20/2012	20,100	523	0	523
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012	4,600	120	0	120
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	9,100	194	0	194
CDX.IG-9 5-Year Index 30-100%	BCLY	0.758%	12/20/2012	35,590	654	0	654
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	23,341	393	0	393
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,833	29	0	29
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	4,051	65	0	65
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	4,533	59	0	59
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	5,690	61	0	61

					$2,511	$380	$2,131

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	December 31, 2009	15

Schedule of Investments  Total Return Portfolio  (Cont.)

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	10,200	$552	$(6)	$558
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	77	0	77
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,900	111	0	111
Pay	1-Year BRL-CDI	11.360%	01/04/2010	BCLY	BRL	16,700	31	0	31
Pay	1-Year BRL-CDI	11.430%	01/04/2010	MLP		11,000	31	0	31
Pay	1-Year BRL-CDI	11.465%	01/04/2010	GSC		4,300	14	0	14
Pay	1-Year BRL-CDI	12.410%	01/04/2010	UBS		9,800	154	(18)	172
Pay	1-Year BRL-CDI	12.670%	01/04/2010	MSC		9,800	159	(14)	173
Pay	1-Year BRL-CDI	12.780%	01/04/2010	MSC		14,200	299	15	284
Pay	1-Year BRL-CDI	12.948%	01/04/2010	MLP		5,900	139	5	134
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		23,400	(394)	(422)	28
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		2,100	(13)	0	(13)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		1,300	(8)	0	(8)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		3,200	(19)	0	(19)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		20,700	(66)	20	(86)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		20,800	189	0	189
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		24,000	414	(160)	574
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		22,600	390	(12)	402
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	52	8	44
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		4,100	179	17	162
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	88,800	(515)	21	(536)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$44,500	1,070	930	140
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		211,400	5,085	4,430	655
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	50,300	339	0	339
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	8,800	1,242	(133)	1,375
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		203,000	(1,243)	666	(1,909)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		153,200	(938)	215	(1,153)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		181,100	(1,109)	365	(1,474)

							$6,222	$5,927	$295

(h)	Written options outstanding on December 31, 2009:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	02/19/2010	$13,300	$92	$46
Call - OTC USD versus JPY		95.000	02/19/2010	13,300	118	160

					$210	$206

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Receive	2.500%	02/17/2010	EUR	10,300	$32	$7
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		$6,500	96	123
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		55,000	457	142
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		7,000	49	21
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		13,000	101	73
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		12,900	117	23
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		12,900	210	245
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	02/17/2010		9,300	22	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	02/17/2010		9,300	76	154
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		114,300	322	208
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		53,700	1,243	1,018
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		121,300	600	581
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	02/17/2010		11,400	23	4
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.000%	02/17/2010		11,400	96	188
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		10,100	46	10
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		3,400	42	37
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		38,100	173	39
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		27,700	262	50
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		38,100	231	418
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		56,600	949	1,073

16	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	$16,600	$82	$79
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	14,700	115	43
Call - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.800%	02/17/2010	46,500	209	5
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	8,500	9	3
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	8,500	86	140
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	95,500	2,086	1,811
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	14	19
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	18,000	194	47
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	48,700	379	144
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	29,500	269	165
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	02/17/2010	92,700	772	30
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	02/17/2010	23,700	237	391
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	26,300	228	48
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	21,000	332	398
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	13,300	126	64
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	56,000	534	145
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	34,000	205	187
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	18	19
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	39,500	408	189
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	42,000	341	109
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	191,000	1,466	565
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	87,000	697	488

							$13,954	$9,506

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$120.000	02/19/2010	1,381	$732	$52
Call - CBOT U.S. Treasury 10-Year Note March Futures	121.000	02/19/2010	639	243	8
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2010	486	142	519
Put - CBOT U.S. Treasury 10-Year Note March Futures	116.000	02/19/2010	635	398	997

				$1,515	$1,576

Transactions in written call and put options for the period ended December 31, 2009:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2008	1,807	$445,600	EUR	0	$12,824
Sales	5,623	2,474,400		10,300	21,603
Closing Buys	(1,415)	(1,254,900)		0	(16,582)
Expirations	(2,874)	(111,500)		0	(2,166)
Exercised	0	0		0	0

Balance at 12/31/2009	3,141	$1,553,600	EUR	10,300	$15,679

(i)	Short sales outstanding on December 31, 2009:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	02/01/2040	$6,000	$6,231	$6,135
Fannie Mae	5.500%	02/01/2040	70,000	73,391	73,041
Fannie Mae	6.000%	02/01/2040	217,000	230,437	229,172

				$310,059	$308,348

(j)	Foreign currency contracts outstanding on December 31, 2009:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	9,623	01/2010	RBS	$0	$(284)	$(284)
Sell		288	01/2010	RBS	3	0	3
Buy	BRL	10,839	02/2010	HSBC	232	(13)	219
Buy		2,645	02/2010	RBC	0	(13)	(13)
Buy		37,754	02/2010	RBS	1,242	0	1,242
Buy	CAD	8,313	01/2010	JPM	140	0	140
Buy	CNY	7,168	03/2010	BCLY	0	(10)	(10)

See Accompanying Notes	Annual Report	December 31, 2009	17

Schedule of Investments  Total Return Portfolio  (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	6,887	03/2010	BCLY	$5	$0	$5
Sell		11,155	03/2010	CITI	8	0	8
Sell		28,673	03/2010	DUB	20	0	20
Buy		7,185	03/2010	HSBC	0	(8)	(8)
Buy		43,733	03/2010	JPM	0	(54)	(54)
Sell		11,372	03/2010	MSC	8	0	8
Buy		5,298	08/2010	BCLY	0	(12)	(12)
Buy		6,678	08/2010	DUB	0	(14)	(14)
Buy		22,095	08/2010	HSBC	9	(24)	(15)
Buy		124,401	08/2010	JPM	19	(60)	(41)
Buy		23,358	08/2010	MSC	16	(12)	4
Buy		6,733	11/2010	BCLY	0	(9)	(9)
Buy		10,905	11/2010	CITI	0	(15)	(15)
Buy		28,134	11/2010	DUB	0	(44)	(44)
Buy		11,090	11/2010	MSC	0	(20)	(20)
Sell	EUR	5,053	01/2010	CITI	0	(35)	(35)
Sell		500	01/2010	GSC	0	0	0
Sell		17,144	01/2010	HSBC	1,294	0	1,294
Sell		1,339	01/2010	RBC	10	0	10
Buy		500	01/2010	RBS	0	(9)	(9)
Sell		1,000	01/2010	UBS	2	0	2
Sell		19,119	02/2010	RBS	968	0	968
Sell		1,203	03/2010	GSC	23	0	23
Buy	GBP	1,400	01/2010	CITI	30	0	30
Buy		2,096	01/2010	GSC	32	0	32
Sell		11,725	01/2010	RBS	231	0	231
Buy	IDR	21,974,200	01/2010	BCLY	83	0	83
Buy		6,000,300	10/2010	BOA	17	0	17
Buy		42,121,043	10/2010	CITI	88	0	88
Buy		6,000,300	10/2010	RBS	17	0	17
Buy		12,317,292	10/2010	UBS	5	0	5
Sell	JPY	1,105,045	01/2010	BNP	446	0	446
Buy	KRW	1,839,602	02/2010	CITI	19	0	19
Buy		2,494,392	02/2010	DUB	20	0	20
Buy		1,152,676	02/2010	MSC	9	0	9
Buy		4,046,472	02/2010	UBS	31	0	31
Buy		525,000	07/2010	BCLY	4	0	4
Buy		1,041,038	07/2010	DUB	9	0	9
Buy		864,818	07/2010	MSC	5	0	5
Buy		5,464,430	08/2010	BCLY	64	0	64
Buy		2,070,038	08/2010	MSC	3	0	3
Buy		930,914	11/2010	BCLY	0	(5)	(5)
Buy		508,885	11/2010	CITI	0	(4)	(4)
Buy	MXN	60,536	04/2010	RBS	56	0	56
Buy	MYR	2,171	02/2010	BCLY	1	(1)	0
Buy		3,189	02/2010	DUB	0	(14)	(14)
Buy		9,353	02/2010	HSBC	17	0	17
Buy		1,011	02/2010	JPM	0	0	0
Buy		6,815	06/2010	BCLY	18	0	18
Buy		6,849	06/2010	DUB	18	0	18
Buy		644	06/2010	MSC	0	(1)	(1)
Buy	SGD	1,080	02/2010	JPM	0	(10)	(10)
Buy		1,464	03/2010	BCLY	0	(13)	(13)
Buy		1,111	03/2010	MSC	0	(8)	(8)
Buy		599	03/2010	RBS	0	(5)	(5)
Buy		1,820	06/2010	CITI	0	(19)	(19)
Buy	TWD	15,967	06/2010	BOA	12	0	12
Buy		18,759	06/2010	DUB	14	0	14
Buy		20,629	06/2010	MSC	14	0	14
Buy		2,586	10/2010	BCLY	2	0	2
Buy		7,676	10/2010	CITI	5	0	5

					$5,269	$(716)	$4,553

18	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2009

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Corporate Bonds & Notes	$0	$1,190,425	$33,520	$1,223,945
U.S. Government Agencies	0	1,283,576	46	1,283,622
U.S. Treasury Obligations	0	629,435	0	629,435
Short-Term Instruments	1,505,402	536,007	0	2,041,409
Other Investments +++	0	552,459	10,994	563,453

Investments, at value	$1,505,402	$4,191,902	$44,560	$5,741,864
Short Sales, at value	$0	$(308,348)	$0	$(308,348)
Financial Derivative Instruments ++++	$2,660	$1,690	$0	$4,350

Total	$1,508,062	$3,885,244	$44,560	$5,437,866

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending December 31, 2009:

Category ++	Beginning Balance at 12/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 12/31/2009	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2009 +++++
Corporate Bonds & Notes	$0	$33,800	$0	$0	$(780)	$500	$33,520	$(780)
U.S. Government Agencies	22,780	(23,072)	(1)	651	(312)	0	46	0
Other Investments +++	0	0	0	0	(1,466)	12,460	10,994	(1,466)

Investments, at value	$22,780	$10,728	$(1)	$651	$(2,558)	$12,960	$44,560	$(2,246)
Financial Derivative Instruments ++++	$1,421	$0	$0	$0	$(674)	$(747)	$0	$0

Total	$24,201	$10,728	$(1)	$651	$(3,232)	$12,213	$44,560	$(2,246)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Sum of all other categories each of which individually has an aggregate market value of less than 5% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2009 may be due to premiums on swaps that closed during the year.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$5,269	$0	$0	$0	$5,269
Unrealized appreciation on swap agreements	5,493	0	8,520	0	0	14,013

	$5,493	$5,269	$8,520	$0	$0	$19,282

Liabilities:
Written options outstanding	$11,082	$206	$0	$0	$0	$11,288
Variation margin payable ^^	2,273	0	0	0	0	2,273
Unrealized depreciation on foreign currency contracts	0	716	0	0	0	716
Unrealized depreciation on swap agreements	5,198	0	390	0	0	5,588

	$18,553	$922	$390	$0	$0	$19,865

See Accompanying Notes	Annual Report	December 31, 2009	19

Schedule of Investments Total Return Portfolio (Cont.)	December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(2,435)	$0	$0	$0	$0	$(2,435)
Net realized gain (loss) on futures contracts, written options and swaps	144,610	201	(10,836)	0	0	133,975
Net realized (loss) on foreign currency transactions	0	(7,806)	0	0	0	(7,806)

	$142,175	$(7,605)	$(10,836)	$0	$0	$123,734

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(31,752)	$0	$0	$0	$0	$(31,752)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(10,858)	3	29,191	0	0	18,336
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	14,859	0	0	0	14,859

	$(42,610)	$14,862	$29,191	$0	$0	$1,443

^	See note 2 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,660 as reported in the Notes to Schedule of Investments.

20	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2009

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

Annual Report	December 31, 2009	21

Notes to Financial Statements (Cont.)

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend Portfolios, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flow from operating activities.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying

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mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage

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Notes to Financial Statements (Cont.)

Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be

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determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate and commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A

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Notes to Financial Statements (Cont.)

credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of December 31, 2009 for which the Portfolio is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a complete list of all Principal Risks, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Portfolio had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain (loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the U.S. GAAP provision have been met. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Portfolio has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Portfolio had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement with Lehman Brothers Special Financing Inc. and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each

Annual Report	December 31, 2009	27

Notes to Financial Statements (Cont.)

share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $500. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2009, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$83,927	$16,427

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended December 31, 2009 (amounts in thousands):

Market Value 12/31/2008	Purchases at Cost	Proceeds from Sales	Unrealized (Depreciation)	Market Value 12/31/2009	Dividend Income	Net Capital and Realized Gain
$0	$2,980,863	$1,475,200	$(309)	$1,505,402	$1,263	$48

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

28	PIMCO Variable Insurance Trust

December 31, 2009

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2009, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$19,427,278	$21,336,305	$3,608,909	$2,100,468

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	11,866	$128,704	7,090	$74,836
Administrative Class	227,626	2,454,875	128,060	1,343,001
Advisor Class	15,039	161,558	6,006	62,477
Issued as reinvestment of distributions
Institutional Class	1,544	16,694	1,231	12,803
Administrative Class	35,313	381,833	22,615	234,388
Advisor Class	1,142	12,380	359	3,708
Cost of shares redeemed
Institutional Class	(6,450)	(68,374)	(12,881)	(134,610)
Administrative Class	(141,746)	(1,508,380)	(128,367)	(1,335,400)
Advisor Class	(4,441)	(47,668)	(2,226)	(23,085)
Net increase resulting from Portfolio share transactions	139,893	$1,531,622	21,887	$238,118

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	4	95
Administrative Class	4	48
Advisor Class	8	90

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. On July 7, 2009, the Court of Appeals affirmed the District Court’s order granting class certification. On October 29, 2009, PIMCO and PIMCO Funds filed a petition for certiorari with the United States Supreme Court, further challenging the class certification order. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of

Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2009	29

Notes to Financial Statements (Cont.)	December 31, 2009

As of December 31, 2009, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from

2005-2008, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2009, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$ 162,158	$0	$58,944	$(2,851)	$0	$(10,080)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and passive foreign investment companies.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses realized during the period November 1, 2009 through December 31, 2009, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$5,695,903	$143,676	$(97,715)	$45,961

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and passive foreign investment companies.

For the fiscal years ended December 31, 2009 and December 31, 2008, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2009	$334,885	$99,878	$0
12/31/2008	247,564	34,181	0

(5)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010, the date that the financial statements were available to be issued. The investment adviser has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements through this date.

30	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2010

Annual Report	December 31, 2009	31

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation	GNMA	Government National Mortgage Association	NPFGC	National Public Finance Guarantee Corporation
FNMA	Federal National Mortgage Association	GTD	Guaranteed	PSF	Public School Fund
FSA	Financial Security Assurance, Inc.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate
CMBS	Collateralized Mortgage-Backed Security	ISDA	International Swaps and Derivatives Association, Inc.	MBS	Mortgage-Backed Security
CMO	Collateralized Mortgage Obligation

32	PIMCO Variable Insurance Trust

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

0.07%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2009	33

Privacy Policy	(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Portfolio or its Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio share may include, for example, a shareholder’s participation in one of the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

34	PIMCO Variable Insurance Trust

Management of the Trust	(Unaudited) December 31, 2009

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (50) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	131	Chairman and Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Vern O. Curtis (75) Trustee	08/1997 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (70) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C. Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (71) Trustee	08/1997 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	131	Trustee, PIMCO Funds and PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Portfolios in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	December 31, 2009	35

Management of the Trust (Cont.)	(Unaudited) December 31, 2009

Name, Age and Position Held with Trust	Term of Office**** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (50) President	03/2009 to present	Managing Director, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King (47) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (39) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Joshua D. Ratner (33) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

John P. Hardaway (52) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; and Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

**** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO Variable Insurance Trust

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement	(Unaudited)

On August 10-11, 2009, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2010. The Board also considered and approved for an additional one-year term through August 31, 2010, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Trust. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2010.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews portfolio investment performance and a significant amount of information relating to portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management services and supervisory and administrative services to the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees alone, without management present, at the August 10-11, 2009 meeting. The independent Trustees also met telephonically with counsel to the Trust on August 3, 2009 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered PIMCO’s responses to the recent challenging market environment and noted the high level of service provided during these market events, including active liquidity and collateral management, frequent pricing committee meetings and adding personnel to the pricing team, additional client communications and providing appropriate staffing and operational resources to support record trade volumes. The Board also noted that PIMCO has a Best Execution Committee and a best execution policy, which assists the Portfolios in obtaining the most advantageous combination of price and execution for trades.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO has been providing to the Trust. The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that, in recent years, the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement has increased. The Board considered PIMCO’s provision of these services and supervision of the

Annual Report	December 31, 2009	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Renewal of Supervision and Administration Agreement  (Cont.)

Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2009 and other performance data, as available, for the period ended June 30, 2009 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2009 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2009 meeting.

The Board noted that a majority of the Portfolios of the Trust had generally and fairly consistently outperformed their respective benchmarks on a net-of-fees basis over the one-year period. The Board also noted that as of May 31, 2009, 64% of the Portfolios outperformed their Lipper category median in the one-year period, and more than 81% of the Portfolios outperformed their Lipper category median over the three-year and five-year periods (based on the performance of the Administrative Class). The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of each Portfolio because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be attributed to differences in each class’s different expenses.

Although the Portfolios generally performed well versus competitors during the recent liquidity crisis, the Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of certain Portfolios. The Board also discussed actions that had been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor and address performance going forward. The Board noted that despite the underperformance of certain Portfolios, the Trust has experienced an increase in net assets during the first six months of 2009.

The Board also considered that the investment objectives of certain of the Portfolios may not be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rates PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar funds may be managed, differences in liquidity and other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervisory and Administration Agreement represent, in effect, a cap on fund fees that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for 87% of the Portfolios’ Administrative Class shares fall below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable. The Board noted that PIMCO has maintained at the same level or reduced the Portfolios’ fees since the inception of the Trust. The Board further noted that, although the unified fee structure does not have break

38	PIMCO Variable Insurance Trust

(Unaudited)

points, it implicitly reflects the sharing of economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in fees due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. The Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany significant declines in assets. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2009	39

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

P I M C O

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2009	$439,685
	December 31, 2008	$483,339

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2009	$4,500
	December 31, 2008	$4,500

(c)	Fiscal Year Ended	Tax Fees(2)
	December 31, 2009	$—
	December 31, 2008	$—

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2009	$—
	December 31, 2008	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2009	December 31, 2008
	PIMCO Variable Insurance Trust	$4,500	$4,500
	Pacific Investment Management Company LLC	$1,225,260	$761,050

	Totals	$1,229,760	$765,550

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.

Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

William J. Popejoy

Ronald C. Parker

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.	Controls and Procedures.

	(a)	The Principal Executive Officer and Principal Financial Officer of PIMCO Variable Insurance Trust (the “Trust”) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	March 3, 2010

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 3, 2010